UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________

SCHEDULE 14A

________________________________________

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

________________________________________

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

GREENLAND ACQUISITION CORPORATION

(Name of Registrant as Specified in Its Charter)

____________________________________________________________________________________________________________

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Ordinary shares, no par value, of Greenland Acquisition Corporation

	(2)	Aggregate number of securities to which transaction applies: 7,500,000 ordinary shares of Greenland Acquisition Corporation

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $10.165 (based on the average of the high and low sales prices of Greenland Acquisition Corporation ordinary shares as reported by Nasdaq on July 2, 2019)

	(4)	Proposed maximum aggregate value of transaction: $76,237,500

	(5)	Total fee paid: $9,239.99

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

GREENLAND ACQUISITION CORPORATION
Suite 906, Tower W1, Oriental Plaza, No. 1 East
Chang’an Street, Dongcheng District, Beijing,
People’s Republic of China

To the Shareholders of Greenland Acquisition Corporation:

On behalf of the board of directors of Greenland Acquisition Corporation (“Greenland” or the “Company”), we are pleased to enclose the proxy statement relating to the proposed acquisition of Zhongchai Holding (Hong Kong) Limited (“Zhongchai Holding”, and such transaction, the “Business Combination”), pursuant to a Share Exchange Agreement dated as of July 12, 2019 (as may be amended or supplemented from time to time, the “Share Exchange Agreement”) among Greenland, Zhongchai Holding and certain other parties. It is proposed that, simultaneously with the effectiveness of the Business Combination (the “Closing”), Greenland will change its name to “Greenland Technologies Holding Corporation”.

In connection with the Business Combination and the other matters described herein, shareholders of Greenland are cordially invited to attend the special meeting in lieu of an annual meeting of Greenland (the “Special Meeting”) to be held at 10:00 a.m. Eastern Time on October 17, 2019 at the offices of Ellenoff Grossman & Schole LLP, at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. Only shareholders who held ordinary shares of Greenland at the close of business on September 18, 2019 will be entitled to vote at the Special Meeting and at any adjournments and postponements thereof.

Greenland is a blank check company incorporated on December 28, 2017 as a British Virgin Islands limited company and incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses. Greenland’s units, ordinary shares, rights and warrants are traded on the Nasdaq Stock Market (“Nasdaq”) under the symbols “GLACU”, “GLAC,” “GLACR” and “GLACW”, respectively. On September 23, 2019, the closing sale prices of Greenland’s units, ordinary shares, rights and warrants were $10.50, $10.37, $0.51 and $0.13, respectively. At the Closing, Greenland’s units will separate into their component shares and warrants so that the units will no longer trade separately under “GLACU” and the rights will automatically convert into shares so that the rights will no longer trade under “GLACR”. Greenland has applied for the listing of the ordinary shares and warrants of the Company on Nasdaq following the completion of the Business Combination, under the symbols “GTEC” and “GTECW”, respectively.

Zhongchai Holding, through its subsidiaries, is a developer and manufacturer of transmission products for material handling machineries in China. Zhongchai Holding’s transmission products are key components for forklift trucks used in manufacturing and logistic applications, such as factories, workshops, warehouses, fulfillment centers, shipyards and sea ports.

At the Special Meeting, Greenland’s shareholders will be asked to vote on the following proposals, as more fully described in the accompanying proxy statement: (i) the Business Combination Proposal, (ii) the 2019 Equity Incentive Plan Proposal, (iii) the Director Election Proposal, (iv) the Articles Amendment Proposal and (v) the Adjournment Proposal, if presented (collectively, the “Proposals”).

Greenland’s board of directors unanimously determined that the Proposals are advisable, fair to and in the best interests of Greenland and its shareholders and unanimously recommends that Greenland’s shareholders vote “FOR” each of the Proposals.

The obligations of Greenland to complete the Business Combination are subject to a number of conditions set forth in the Share Exchange Agreement and are summarized in the accompanying proxy statement. More information about Greenland and Zhongchai Holding, the Special Meeting and the transactions contemplated by the Share Exchange Agreement, is contained in the accompanying proxy statement. You are encouraged to read the accompanying proxy statement in its entirety, including the section entitled “Risk Factors” beginning on page 25.

Your vote is very important. As a condition to the completion of the Business Combination, an affirmative vote of holders of a majority of the voting power of the ordinary shares of Greenland entitled to vote on the Proposals who are present and vote at the Special Meeting is required with respect to the Proposals.

Greenland’s board of directors strongly supports the Business Combination and the other transactions contemplated by the Share Exchange Agreement and recommends that you vote in favor of the Proposals presented for your approval.

Very truly yours,
/s/ Yanming Liu
Yanming Liu
Chairman and Chief Executive Officer
Greenland Acquisition Corporation

Neither the Securities and Exchange Commission nor any state securities commission has determined that the accompanying proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated September 26, 2019 and, together with Greenland’s Annual Report for the year ended November 30, 2018, is first being mailed to the shareholders of Greenland Acquisition Corporation on or about September 26, 2019.

ADDITIONAL INFORMATION

The accompanying proxy statement is available without charge to shareholders of Greenland upon written or oral request to Yanming Liu, Greenland Acquisition Corporation, Suite 906, Tower W1, Oriental Plaza, No. 1 East, Chang’an Street, Dongcheng District, Beijing, People’s Republic of China 100738 or by telephone at (86) 010-53607082.

The Securities and Exchange Commission maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Securities and Exchange Commission. You may obtain copies of the materials described above at the commission’s internet site at www.sec.gov.

In addition, if you have questions about the Proposals or the accompanying proxy statement, would like additional copies of the accompanying proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Advantage Proxy, the proxy solicitor for Greenland, toll-free at (877) 870-8565 or by email at ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.

See the section entitled “Where You Can Find More Information” of the accompanying proxy statement for further information.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Special Meeting, or no later than October 9, 2019.

GREENLAND ACQUISITION CORPORATION
Suite 906, Tower W1, Oriental Plaza, No. 1 East
Chang’an Street, Dongcheng District, Beijing,
People’s Republic of China

NOTICE OF SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING
TO BE HELD ON OCTOBER 17, 2019

TO THE SHAREHOLDERS OF GREENLAND ACQUISITION CORPORATION:

NOTICE IS HEREBY GIVEN that a special meeting in lieu of an annual meeting (the “Special Meeting”) of Greenland Acquisition Corporation, a British Virgin Islands limited company (“Greenland” or the “Company”), will be held at 10:00 a.m. Eastern Time, on October 17, 2019 at the offices of Ellenoff Grossman & Schole LLP, at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. You are cordially invited to attend the Special Meeting, which will be held for the following purposes:

(1)    The Business Combination Proposal — To consider and vote upon a proposal to approve the Share Exchange Agreement dated as of July 12, 2019 (as amended or supplemented from time to time, the “Share Exchange Agreement”) by and among Greenland, Zhongchai Holding (Hong Kong) Limited (“Zhongchai Holding”), Cenntro Holding Limited (the “Zhongchai Equity Holder”) and Greenland Asset Management Corporation (the “Sponsor”) and the transactions contemplated by the Share Exchange Agreement (collectively, the “Business Combination”). Pursuant to the Share Exchange Agreement, Greenland will acquire 100% of the issued and outstanding capital stock of Zhongchai Holding, as described in more detail in the attached proxy statement. We refer to this proposal as the “Business Combination Proposal.” A copy of the Share Exchange Agreement is attached to the accompanying proxy statement as Annex A.

(2)    The 2019 Equity Incentive Plan Proposal — To consider and vote upon a proposal to approve the 2019 Equity Incentive Plan. We refer to this as the “2019 Equity Incentive Plan Proposal.” A copy of the 2019 Equity Incentive Plan is attached to the accompanying proxy statement as Annex B.

(3)    The Director Election Proposal — To consider and vote upon a proposal to elect five directors to serve staggered terms on the Company’s board of directors until the 2020 and 2021 annual meeting of shareholders, respectively, and until their respective successors are duly elected and qualified. We refer to this as the “Director Election Proposal.”

(4)    The Articles Amendment Proposal — To consider and vote upon a proposal to amend Greenland’s second amended and restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”): (i) to reflect the change of the name of the Company to “Greenland Technologies Holding Corporation” from “Greenland Acquisition Corporation” and (ii) to make our corporate existence perpetual as opposed to our current corporate existence terminating 12 months (or up to 21 months, if Greenland extends the period of time to consummate a business combination) following the consummation of our initial public offering and removing various provisions applicable only to special purpose acquisition companies. We refer to this as the “Articles Amendment Proposal.” The full text of the proposed amendment to the Memorandum and Articles of Association is attached to the accompanying proxy statement as Annex C.

(5)    The Adjournment Proposal — To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary to permit further solicitation and vote of proxies if it is determined by Greenland that more time is necessary or appropriate to approve one or more proposals at the Special Meeting. We refer to this proposal as the “Adjournment Proposal” and, together with the Business Combination Proposal, the 2019 Equity Incentive Plan Proposal, the Director Election Proposal and the Articles Amendment Proposal, as the “Proposals.”

These Proposals are described in the accompanying proxy statement, which we encourage you to read in its entirety before voting. Only holders of record of ordinary shares of Greenland at the close of business on September 18, 2019 (the “Record Date”) are entitled to notice of the Special Meeting and to vote and have their votes counted at the Special Meeting and any adjournments or postponements of the Special Meeting.

After careful consideration, Greenland’s board of directors has determined that the Proposals are fair to, and in the best interests of, Greenland and its shareholders and unanimously recommends that the holders of Greenland’s ordinary shares entitled to vote on the Proposals, vote or give instruction to vote “FOR” the Business Combination Proposal, “FOR” the 2019 Equity Incentive Plan Proposal, “FOR” the election of each of the director nominees pursuant to the Director Election Proposal, “FOR” the Articles Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

The existence of any financial and personal interests of one or more of Greenland’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of Greenland and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the Proposals. See the section entitled “Proposal 1: The Business Combination Proposal — Interests of Greenland’s Directors and Officers and Others in the Business Combination” in the accompanying proxy statement for a further discussion of this.

Each of the Business Combination Proposal, the Director Election Proposal and the Articles Amendment Proposal is interdependent upon the others and must be approved in order for Greenland to complete the Business Combination contemplated by the Share Exchange Agreement. The Business Combination Proposal, the 2019 Equity Incentive Plan Proposal, the Director Election Proposal, the Articles Amendment Proposal (as it is in conjunction with the consummation of the Business Combination) and the Adjournment Proposal must be approved by the holders of a majority of the ordinary shares of Greenland (the “Greenland Shares”) that are present and vote at the Special Meeting.

All shareholders of Greenland are cordially invited to attend the Special Meeting in person. To ensure your representation at the Special Meeting, however, you are urged to mark, sign and date the enclosed proxy card and return it as soon as possible in the pre-addressed postage paid envelope provided. If you are a shareholder of record of Greenland Shares, you may also cast your vote in person at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, or by a nominee, you must instruct your broker, bank or nominee on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, obtain a proxy from your broker, bank or nominee. If any of the Business Combination Proposal, the Director Election Proposal or the Articles Amendment Proposal fails to receive the required approval, the Business Combination will not be completed.

Whether or not you plan to attend the Special Meeting, we urge you to read the accompanying proxy statement carefully. Please pay particular attention to the section entitled “Risk Factors” in the accompanying proxy statement.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the Special Meeting or not, please mark, sign and date the enclosed proxy card and return it as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors
/s/ Yanming Liu
Yanming Liu
Chairman and Chief Executive Officer
September 26, 2019

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS. YOU MAY EXERCISE YOUR RIGHTS TO DEMAND THAT GREENLAND REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT WHETHER YOU VOTE FOR OR AGAINST THE PROPOSALS. TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST TENDER YOUR SHARES TO GREENLAND’S TRANSFER AGENT AT LEAST TWO (2) BUSINESS DAYS PRIOR TO THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES FOR REDEMPTION BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT/WITHDRAWAL AT CUSTODIAN (“DWAC”) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE TENDERED SHARES WILL NOT BE REDEEMED FOR CASH AND WILL BE RETURNED TO THE APPLICABLE SHAREHOLDER. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BROKER OR BANK TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE THE SECTION ENTITLED “SPECIAL MEETING — REDEMPTION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

i

FREQUENTLY USED TERMS

Definitions

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” the “Company” and “Greenland” refer to Greenland Acquisition Corporation, a business company with limited liability incorporated under the laws of the British Virgin Islands.

In this document:

“2019 Equity Incentive Plan” means the Greenland Technologies Holding Corporation Omnibus Incentive Plan, which will become effective following the Business Combination. A copy of the 2019 Equity Incentive Plan is attached to this proxy statement as Annex B.

“2019 Equity Incentive Plan Proposal” means the proposal to be considered at the Special Meeting to approve the 2019 Equity Incentive Plan.

“Adjournment Proposal” means the proposal to be considered at the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary to permit further solicitation and vote of proxies if it is determined by Greenland that more time is necessary or appropriate to approve one or more proposal at the Special Meeting.

“Articles Amendment Proposal” means the proposal to be considered at the Special Meeting to approve an amendment to the Memorandum and Articles of Association. The full text of the proposed amendment to the Memorandum and Articles of Association is attached to this proxy statement as Annex C.

“Business Combination” means the transactions contemplated by the Share Exchange Agreement.

“Business Combination Proposal” means the proposal to be considered at the Special Meeting to approve the Business Combination.

“Chardan” means Chardan Capital Markets, LLC, the representative of the underwriters in the IPO.

“Closing” means the closing of the Business Combination.

“Code” means the Internal Revenue Code of 1986, as amended.

“Companies Act” and “Insolvency Act” refer to the BVI Business Companies Act, 2004 and the Insolvency Act, 2003 of the British Virgin Islands, respectively, and in each case as amended.

“Director Election Proposal” means the proposal to be considered at the Special Meeting to elect five directors to serve staggered terms on the Greenland Board until the 2020 and 2021 annual meeting of shareholders, respectively, and until their respective successors are duly elected and qualified.

“DWAC” means The Depository Trust Company’s deposit/withdrawal at custodian system.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Founder Shares” means the 1,100,000 currently outstanding ordinary shares of Greenland owned by the Sponsor.

“GAAP” means U.S. generally accepted accounting principles.

“Greenland” means Greenland Acquisition Corporation, a business company with limited liability incorporated under the laws of the British Virgin Islands.

“Greenland Board” means the board of directors of Greenland.

“Greenland Shares” means, collectively, the ordinary shares of Greenland.

“Insider Letter Agreement” means Greenland’s letter agreement with its Sponsor, directors and officers, dated July 24, 2018, containing provisions relating to transfer restrictions of the Founder Shares and Private Placement Units, indemnification of the Trust Account, waiver of Redemption Rights and participation in liquidation distributions from the Trust Account.

“IPO” means Greenland’s initial public offering of its Units pursuant to a registration statement on Form S-1 declared effective by the SEC on July 24, 2018 (SEC File No. 333-226001). On July 27, 2018, Greenland completed its initial public offering.

“Memorandum and Articles of Association” means Greenland’s second amended and restated Memorandum and Articles of Association, as may hereafter be amended.

“Nasdaq” means The Nasdaq Stock Market, LLC.

“PIPE Financing” means the expected issuance and sale of $6 million of Greenland’s ordinary shares in a private placement to the PIPE Investors pursuant to the Subscription Agreements.

“PIPE Investors” means the accredited investors who entered into the Subscription Agreements with Greenland for the PIPE Financing.

“Private Placement Rights” means the rights underlying the Private Placement Units, each right convertible into one-tenth (1/10) of one Greenland Share upon the consummation of a business combination.

“Private Placement Units” means the 282,000 private placement units, each unit consisting of one Greenland Share, one Private Placement Right and one Private Placement Warrant, purchased by the Sponsor and Chardan for a purchase price of $2,820,000, or $10.00 per unit.

“Private Placement Warrants” means the warrants underlying the Private Placement Units, each warrant exercisable for one-half of one Greenland Share at $11.50 per whole share.

“Proposals” means, collectively, (i) the Business Combination Proposal, (ii) the 2019 Equity Incentive Plan Proposal, (iii) the Director Election Proposal, (iv) the Articles Amendment Proposal and (v) the Adjournment Proposal, if presented.

“Public Shareholders” means the holders of Public Shares.

“Public Shares” means Greenland Shares underlying the Units sold in the IPO (whether they were purchased in the IPO or thereafter in the open market).

“Record Date” means September 18, 2019.

“Redemption” means the redemption of Public Shares for the Redemption Price.

“Redemption Price” means an amount equal to a pro rata portion of the aggregate amount then on deposit in the Trust Account in accordance with the Memorandum and Articles of Association (as equitably adjusted for stock splits, stock dividends, combinations, recapitalizations and the like after the Closing). The Redemption Price will be calculated two days prior to the completion of the Business Combination in accordance with the Memorandum and Articles of Association, as then in effect.

“Redemption Rights” means the rights of the Public Shareholders to demand Redemption of their Public Shares into cash in accordance with the procedures set forth in the Memorandum and Articles of Association and this proxy statement.

“Rights” means the rights underlying the Units, each right convertible into one-tenth (1/10) of one Greenland Share upon the consummation of a business combination.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Share Exchange Agreement” means the share exchange agreement, dated as of July 12, 2019, as it may be amended from time to time, by and among Greenland, Zhongchai Holding, the Zhongchai Equity Holder and the Sponsor. A copy of the Share Exchange Agreement is attached to this proxy statement as Annex A.

“Special Meeting” means the special meeting of Greenland, to be held at 10:00 a.m. Eastern Time on October 17, 2019 at the offices of Ellenoff Grossman & Schole LLP, at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, and any adjournments or postponements thereof.

“Sponsor” means Greenland Asset Management Corporation, a British Virgin Islands company with limited liability, which is the sponsor of Greenland.

“Subscription Agreements” means the Subscription Agreements, dated September 8, 2019, entered into between Greenland and each of the PIPE Investors for the PIPE Financing.

“Target Companies” means Zhongchai Holding and its subsidiaries.

“Transfer Agent” means Continental Stock Transfer & Trust Company.

“Trust Account” means the trust account of Greenland, which holds the net proceeds from the IPO and the sale of the Private Placement Units, together with interest earned thereon, less amounts released to pay taxes.

“Units” means the units sold in the IPO (including pursuant to the over-allotment option) consisting of one Greenland Share, one Right and one Warrant.

“Warrants” means the warrants underlying the Units, each warrant exercisable to purchase one-half of one Greenland Share at an exercise price of $11.50 per whole share.

“Zhongchai Holding” means Zhongchai Holding (Hong Kong) Limited, a company incorporated under the laws of Hong Kong.

“Zhongchai Equity Holder” means Cenntro Holding Limited, the sole member of Zhongchai Holding prior to the Closing.

Share Calculations and Ownership Percentages

Unless otherwise specified, the share calculations and ownership percentages set forth in this proxy statement with respect to the Company’s shareholders following the Business Combination are for illustrative purposes only and assume the following:

1.      No Public Shareholders exercise their Redemption Rights in connection with the Closing. Please see the section entitled “Special Meeting — Redemption Rights”.

2.      There is no equity financing in connection with the Business Combination.

3.      No Greenland shareholders exercise any of the 4,400,000 Warrants or the 282,000 Private Placement Warrants that will remain outstanding following the Business Combination.

4.      The PIPE Financing is consummated in accordance with its terms for $6 million, with Greenland issuing 585,366 ordinary shares to the PIPE Investors.

5.      Other than the PIPE Financing, there are no other issuances of equity securities of Greenland prior to or in connection with the Closing, including any equity awards that may be issued under the proposed 2019 Equity Incentive Plan following the Business Combination.

Foreign Exchange Rate

We use U.S. dollars as the reporting currency in our financial statements and in this proxy statement. Monetary assets and liabilities denominated in Renminbi are translated into U.S. dollars at the rates of exchange as of the applicable balance sheet date. Equity accounts are translated at historical exchange rates, and revenues, expenses, gains and losses are translated using the average rates for the applicable period. In other parts of this proxy statement, any Renminbi denominated amounts are accompanied by the related translations. With respect to amounts not recorded in our consolidated financial statements included elsewhere in this proxy statement, all translations from Renminbi to U.S. dollars were made at RMB6.6338 to $1.00. We make no representation that the Renminbi or U.S. dollar amounts referred to in this proxy statement could have been or could be converted into U.S. dollars or Renminbi, as the case may be, at any particular rate or at all. The PRC government restricts or prohibits the conversion of Renminbi into foreign currency and foreign currency into Renminbi for certain types of transactions — overseas investments in areas including real estate, hotels, cinemas, the entertainment industry, and sports clubs will be limited, while investments in some sectors such as gambling will be banned.

Market and Industry Data

Information contained in this proxy statement concerning the market and the industry in which Zhongchai Holding competes, including general expectations of market opportunity and market size, is based on information from various third-party sources, on assumptions made by Zhongchai Holding based on such sources and Zhongchai Holding’s knowledge of the markets for its services and solutions. Any estimates provided herein involve numerous assumptions and limitations, and you are cautioned not to give undue weight to such information. Third-party sources generally state that the information contained in such source has been obtained from sources believed to be reliable but that there can be no assurance as to the accuracy or completeness of such information. The industry in which Zhongchai Holding operates is subject to a high degree of uncertainty and risk. As a result, the estimates and market and industry information provided in this proxy statement are subject to change based on various factors, including those described in the section entitled “Risk Factors — Risks Related to Zhongchai Holding’s Business” and elsewhere in this proxy statement.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for our business, and the timing and ability for Greenland and Zhongchai Holding to complete the Business Combination. Specifically, forward-looking statements may include statements relating to:

•        the benefits of the Business Combination;

•        the future financial performance of the Company following the Business Combination;

•        changes in the market for Zhongchai Holding’s products;

•        expansion plans and opportunities; and

•        other statements preceded by, followed by or that include the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available as of the date of this proxy statement and Greenland and Zhongchai Holding management’s current expectations, forecasts and assumptions, and involve a number of judgments, known and unknown risks and uncertainties and other factors, many of which are outside the control of Greenland, Zhongchai Holding and their respective directors, officers and affiliates. Accordingly, forward-looking statements should not be relied upon as representing Greenland’s views as of any subsequent date. Greenland does not undertake any obligation to update, add or to otherwise correct any forward-looking statements contained herein to reflect events or circumstances after the date they were made, whether as a result of new information, future events, inaccuracies that become apparent after the date hereof or otherwise, except as may be required under applicable securities laws.

You should not place undue reliance on these forward-looking statements in deciding how your vote should be cast or in voting your shares on the Proposals. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•        the occurrence of any event, change or other circumstances that could delay the Business Combination or give rise to the termination of the Share Exchange Agreement;

•        the outcome of any legal proceedings that may be instituted against Zhongchai Holding or Greenland following announcement of the proposed Business Combination and transactions contemplated thereby;

•        the inability to complete the Business Combination due to the failure to obtain approval of the Greenland shareholders, the failure of Greenland to retain sufficient cash in the Trust Account or the failure to meet other conditions to Closing in the Share Exchange Agreement;

•        the inability to complete the PIPE Financing;

•        the inability to maintain the listing of the Greenland Shares on Nasdaq following the Business Combination;

•        the risk that the proposed Business Combination disrupts current plans and operations;

•        the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, and the ability of the Company to grow and manage growth profitably;

•        costs related to the Business Combination;

•        changes in the transmission product market in which Zhongchai Holding competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations;

•        changes in the vertical markets that Zhongchai Holding targets;

•        Zhongchai Holding’s inability to maintain sufficient levels of liquidity and working capital;

•        Zhongchai Holding’s inability to meet customers’ demands and timelines;

•        Zhongchai Holding’s inability to retain its competitive position in the market;

•        the inability to launch new Zhongchai Holding products or to profitably expand into new markets;

•        the inability to execute Zhongchai Holding’s growth strategies, including identifying and executing acquisitions;

•        the inability to develop and maintain effective internal controls;

•        the exposure to any liability, protracted and costly litigation or reputational damage relating to Zhongchai Holding’s data security;

•        the possibility that Zhongchai Holding or Greenland may be adversely affected by other economic, business, and/or competitive factors; and

•        other risks and uncertainties indicated in this proxy statement, including those set forth under the section entitled “Risk Factors.”

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information contained in this proxy statement, but does not contain all of the information that may be important to you. To better understand the Proposals to be considered at the Special Meeting, including the Business Combination Proposal, whether or not you plan to attend the Special Meeting, we urge you to read this proxy statement (including the annexes) carefully, including the section entitled “Risk Factors” beginning on page 25. See also the section entitled “Where You Can Find More Information.”

Parties to the Business Combination

Greenland

Greenland is a special purpose acquisition company incorporated on December 28, 2017 for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities.

The Units, Greenland Shares, Rights and Warrants are currently quoted on the Nasdaq Capital Market under the symbols “GLACU,” “GLAC,” “GLACR” and “GLACW,” respectively.

Greenland’s executive office is located at Suite 906, Tower W1, Oriental Plaza, No. 1 East, Chang’an Street, Dongcheng District, Beijing, People’s Republic of China 100738 and its telephone number is (86) 010-53607082.

Zhongchai Holding

Zhongchai Holding is a holding company incorporated under the laws of Hong Kong on April 23, 2009. Zhongchai Holding owns (i) 89.47% of the issued and outstanding equity interests in Zhejiang Zhongchai Machinery Co. Ltd., an operating company incorporated under the laws of the PRC on November 21, 2005 (“Zhejiang Zhongchai”) and (ii) 100% of the issued and outstanding equity interests in Hangzhou Greenland Robotics Technologies Co., Ltd., a newly formed company under the laws of the PRC on August 9, 2019 (“Hangzhou Greenland”). Zhejiang Zhongchai owns (i) 100% of the issued and outstanding equity interests in Zhejiang Shengte Transmission Co., Ltd. (“Shengte”), an operating company incorporated under the laws of the PRC on February 24, 2006, and (ii) 62.5% of the issued and outstanding equity interests in Shanghai Hengyu Enterprise Management Consulting Co., Ltd., an entity incorporated under the laws of the PRC on September 10, 2005 (“Hengyu”). The mailing address of Zhongchai Holding’s principal executive office is 11-F, Building #12, Sunking Plaza, Gaojiao Road, Hangzhou, Zhejiang, People’s Republic of China 311122, Attention: Peter Zuguang Wang, and its phone number is (86) 571-85775711.

Purchaser Representative

Sponsor is acting as the Purchaser Representative pursuant to the Share Exchange Agreement. Sponsor is a British Virgin Islands company with limited liability formed on December 27, 2017. Yanming Liu, the Chairman and Chief Executive Officer of Greenland, is the managing member of Sponsor. Sponsor’s executive office is located at Suite 906, Tower W1, Oriental Plaza, No. 1 East, Chang’an Street, Dongcheng District, Beijing, People’s Republic of China 100738 and its telephone number is (86) 010-53607082.

The Proposals

Proposal 1: The Business Combination Proposal

Share Exchange Agreement

Greenland and Zhongchai Holding have agreed to the Business Combination under the terms of the Share Exchange Agreement. Pursuant to the terms set forth in the Share Exchange Agreement, subject to the satisfaction or waiver of the conditions to the Closing, Greenland will acquire all of the outstanding capital stock of Zhongchai Holding, which primarily conducts its business through its direct and indirectly owned subsidiaries, from the Zhongchai Equity Holder. In connection with the completion of the Business Combination, the Zhongchai Equity Holder will receive 7,500,000 Greenland Shares as consideration for its existing equity interests of Zhongchai Holding.

The obligations of the parties to the Share Exchange Agreement to effect the Closing are subject to a number of Closing conditions, including, among others:

•        our shareholders having approved the Share Exchange Agreement and the related transactions (including the other Proposals in this proxy statement) by the requisite vote at the Special Meeting,

•        any required governmental and specified third party approvals having been obtained and any antitrust waiting periods expired or terminated and

•        Greenland having net tangible assets of at least $5,000,001 upon the Closing, after giving effect to any Redemptions of our shareholders.

See the section entitled “Proposal 1: The Business Combination Proposal” for a summary of the terms of the Share Exchange Agreement and additional information regarding the terms of the Business Combination Proposal.

Organizational Structure

The following diagram illustrates the ownership structure of the Company immediately following the Business Combination and the jurisdictions in which the identified entities were organized.

Greenland Acquisition Corporation (British Virgin Islands)
100%
Zhongchai Holding (Hong Kong) Limited (Hong Kong)
Xinchang County Jiuxin Investment Management Partnership (LP) (PRC)
89.47%
10.53%
100%
Hangzhou Greenland Robotics Technologies Co., Ltd. (PRC)
Zhejiang Zhongchai Machinery Co., Ltd. (PRC)
Peter Zuguang Wang
100%
62.5%
37.5%
Zhejiang Shengte Transmission Co., Ltd. (PRC)
Shanghai Hengyu Enterprise Management Consulting Co., Ltd. (PRC)

Proposal 2: The 2019 Equity Incentive Plan Proposal

Greenland is proposing that its shareholders approve the 2019 Equity Incentive Plan which will become effective upon the Closing and will be used by Greenland on a going-forward basis following such Closing. A summary of the 2019 Equity Incentive Plan is set forth in the section entitled “Proposal 2: The 2019 Equity Incentive Plan Proposal” of this proxy statement and a complete copy of the 2019 Equity Incentive Plan is attached hereto as Annex B.

Proposal 3: The Director Election Proposal

Greenland is proposing that its shareholders approve the election of five directors to serve staggered terms on the Greenland Board until the 2020 and 2021 annual meeting of shareholders, respectively, and until their respective successors are duly elected and qualified. A summary of the Director Election Proposal is set forth in the section entitled “Proposal 3: The Director Election Proposal” of this proxy statement.

Proposal 4: The Articles Amendment Proposal

Greenland is proposing that its shareholders approve the following material amendments to the Memorandum and Articles of Association:

•        to reflect the change of the name of the Company to “Greenland Technologies Holding Corporation” from “Greenland Acquisition Corporation”; and

•        to make our corporate existence perpetual as opposed to our current corporate existence terminating 12 months (or up to 21 months, if we extend the period of time to consummate a business combination) following the consummation of the IPO and removing various provisions applicable only to special purpose acquisition companies.

A summary of the Articles Amendment Proposal is set forth in the section entitled “Proposal 4: The Articles Amendment Proposal” of this proxy statement and a copy of such amendment is attached hereto as Annex C.

Proposal 5: The Adjournment Proposal

The Adjournment Proposal, if adopted, will allow the Greenland Board to adjourn the Special Meeting to a later date or dates, including, if necessary to permit further solicitation and vote of proxies if it is determined by Greenland that more time is necessary or appropriate to approve one or more proposals at the Special Meeting. A summary of the Adjournment Proposal is set forth in the section entitled “Proposal 5: The Adjournment Proposal” of this proxy statement.

Special Meeting

Date, Time and Place of Special Meeting

The Special Meeting will be held at 10:00 a.m. Eastern time, on October 17, 2019, at the offices of Ellenoff Grossman & Schole LLP, at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the Proposals.

Record Date; Outstanding Shares; Shareholders Entitled to Vote

Greenland has fixed the close of business on September 18, 2019, as the Record Date for determining the Greenland shareholders entitled to notice of and to attend and vote at the Special Meeting. As of the close of business on such date, there were 5,782,000 Greenland Shares outstanding and entitled to vote. The Greenland Shares vote together as a single class and each share is entitled to one vote per share at the Special Meeting.

The Sponsor owns 1,100,000 Founder Shares. Pursuant to the Insider Letter Agreement, (i) the 1,100,000 Founder Shares owned by the Sponsor, (ii) the 260,000 Greenland Shares underlying the Private Placement Units owned by the Sponsor and (iii) any other Greenland Shares owned by the Sponsor or Greenland’s officers and directors will be voted in favor of the Business Combination Proposal at the Special Meeting.

Proxy Solicitation

Proxies with respect to the Special Meeting may be solicited by telephone, by facsimile, by mail, on the Internet or in person. Greenland has engaged Advantage Proxy to assist in the solicitation of proxies. If a shareholder grants a proxy, it may still vote its shares in person if it revokes its proxy before the Special Meeting. A shareholder may also change its vote by submitting a later-dated proxy, as described in the section entitled “Special Meeting — Revoking Your Proxy; Changing Your Vote.”

Quorum and Required Vote for the Proposals

A quorum of Greenland shareholders is necessary to hold a valid meeting. The presence, in person or by proxy, of Greenland shareholders representing a majority of the Greenland Shares issued and outstanding on the Record Date and entitled to vote on the Proposals will constitute a quorum for the Special Meeting.

Each of the Business Combination Proposal, the Director Election Proposal and the Articles Amendment Proposal is interdependent upon the others and must be approved in order for Greenland to complete the Business Combination as contemplated by the Share Exchange Agreement. The Business Combination Proposal, the 2019 Equity Incentive Plan Proposal, the Director Election Proposal, the Articles Amendment Proposal (as it is in conjunction with the consummation of the Business Combination) and the Adjournment Proposal will require the affirmative vote of the holders of a majority of the Greenland Shares that are present and vote at the Special Meeting. If any of the Business Combination Proposal, the Director Election Proposal or the Articles Amendment Proposal fails to receive the required approval, none of the Proposals will be approved and the Business Combination will not be completed.

Recommendation to Greenland Shareholders

The Greenland Board has unanimously determined that each of the Proposals is fair to and in the best interests of Greenland and its shareholders and has unanimously approved such Proposals. The Greenland Board unanimously recommends that shareholders:

•        Vote “FOR” the Business Combination Proposal;

•        Vote “FOR” the 2019 Equity Incentive Plan Proposal;

•        Vote “FOR” the election of each of the directors pursuant to the Director Election Proposal;

•        Vote “FOR” the Articles Amendment Proposal; and

•        Vote “FOR” the Adjournment Proposal, if it is presented at the Special Meeting.

The existence of any financial and personal interests of one or more of Greenland’s directors may be argued to result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of Greenland and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the Proposals. See the section entitled “Proposal 1: The Business Combination Proposal — Interests of Greenland’s Directors and Officers and Others in the Business Combination” in this proxy statement for a further discussion of such interests and potential conflicts of interest.

Regulatory Approvals

The Business Combination and the transactions contemplated by the Share Exchange Agreement are not subject to any additional regulatory requirement or approval, except for (i) filings with British Virgin Islands necessary to effectuate the proposed amendment to the Memorandum and Articles of Association and (ii) SEC filings required pursuant to the reporting requirements applicable to Greenland, and the requirements of the Securities Act and the Exchange Act, including the requirement to disseminate this proxy statement to Greenland’s shareholders.

Appraisal Rights

Appraisal rights are not available to our shareholders in connection with the Business Combination under the structure as presently contemplated.

Risk Factors

In evaluating the Proposals set forth in this proxy statement, you should carefully read this proxy statement, including the annexes, and especially consider the factors discussed in the section entitled “Risk Factors” beginning on page 25.

QUESTIONS AND ANSWERS

Q.     Why am I receiving this proxy statement?

A.     You are receiving this proxy statement in connection with the Special Meeting of Greenland shareholders. Greenland is holding the Special Meeting to consider and vote upon the following five Proposals. Your vote is important. You are encouraged to vote as soon as possible after carefully reviewing this proxy statement.

Greenland’s shareholders are being asked to consider and vote upon the Business Combination Proposal to approve the Share Exchange Agreement and the Business Combination contemplated thereby. The Share Exchange Agreement provides that, among other things, Greenland will acquire 100% of the issued and outstanding capital stock of Zhongchai Holding. Shareholder approval of the Share Exchange Agreement and the transactions contemplated thereby is required by the Share Exchange Agreement and the Memorandum and Articles of Association as well as to comply with Nasdaq listing rules 5635(a) and (d). A copy of the Share Exchange Agreement is attached to this proxy statement as Annex A and Greenland encourages its shareholders to read it in its entirety. See the section entitled “Proposal 1: The Business Combination Proposal.”

Greenland’s shareholders are also being asked to consider and vote upon the 2019 Equity Incentive Plan Proposal to adopt the 2019 Equity Incentive Plan. Among other things, the 2019 Equity Incentive Plan, which would become effective upon the completion of the Business Combination, is intended to maintain and strengthen the Company’s ability to attract and retain key employees, directors, consultants and certain other individuals providing services to the Company and to motivate them to remain focused on long-term shareholder value. See the section entitled “Proposal 2: The 2019 Equity Incentive Plan Proposal.” A copy of the 2019 Equity Incentive Plan is attached to this proxy statement as Annex B, and Greenland encourages its shareholders to read the plan in its entirety.

Greenland’s shareholders are also being asked to vote upon the Director Election Proposal to elect five directors to serve staggered terms on the Greenland Board until the 2020 and 2021 annual meeting of shareholders, respectively, and until their respective successors are duly elected and qualified. See the section entitled “Proposal 3: The Director Election Proposal.”

Greenland’s shareholders are also being asked to consider and vote upon a proposal to amend the Memorandum and Articles of Association: (i) to reflect the change of the name of the Company to “Greenland Technologies Holding Corporation” from “Greenland Acquisition Corporation” and (ii) to make our corporate existence perpetual as opposed to our current corporate existence terminating 12 months (or up to 21 months, if Greenland extends the period of time to consummate a business combination) following the consummation of the IPO and removing various provisions applicable only to special purpose acquisition companies. The full text of the proposed amendment to the Memorandum and Articles of Association is attached to this proxy statement as Annex C. See the section entitled “Proposal 4: The Articles Amendment Proposal.”

Greenland’s shareholders are also being asked to consider and vote upon the Adjournment Proposal to adjourn the Special Meeting to a later date or dates, if necessary, including to permit further solicitation and vote of proxies if it is determined by Greenland that more time is necessary or appropriate to approve one or more Proposals to the Special Meeting. See the section entitled “Proposal 5: The Adjournment Proposal.”

The presence, in person or by proxy, of Greenland shareholders representing a majority of the issued and outstanding Greenland Shares on the Record Date and entitled to vote on the Proposals will constitute a quorum for the Special Meeting.

YOUR VOTE IS IMPORTANT. YOU ARE ENCOURAGED TO VOTE AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:     What is being voted on at the Special Meeting?

A:     The shareholders of Greenland are being asked to vote on the following Proposals:

•        The Business Combination Proposal;

•        The 2019 Equity Incentive Plan Proposal;

•        The Director Election Proposal;

•        The Articles Amendment Proposal; and

•        The Adjournment Proposal.

Q:     Are the Proposals conditioned on one another?

A:     Each of the Business Combination Proposal, the Director Election Proposal and the Articles Amendment Proposal is interdependent upon the others and each must be approved in order for Greenland to complete the Business Combination contemplated by the Share Exchange Agreement. The Business Combination Proposal, the 2019 Equity Incentive Plan Proposal, the Director Election Proposal, the Articles Amendment Proposal and the Adjournment Proposal must be approved by the holders of a majority of the Greenland Shares that are present and vote at the Special Meeting.

Q.     What are the federal income tax consequences of exercising my Redemption Rights?

A.     For U.S. federal income tax purposes, Greenland shareholders who exercise their Redemption Rights to receive cash from the Trust Account in exchange for their Greenland Shares generally will be required to treat the transaction as a sale of such shares and recognize gain or loss upon the Redemption in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the Greenland Shares redeemed. See the section entitled “Proposal 1: The Business Combination Proposal — Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q.     Why is Greenland proposing the Business Combination?

A.     Greenland was organized for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities. Since Greenland’s organization, the Greenland Board has sought to identify suitable candidates in order to effect such a transaction. In its review of Zhongchai Holding, the Greenland Board considered a variety of factors weighing positively and negatively in connection with the Business Combination. After careful consideration, the Greenland Board has determined that the Business Combination presents a highly attractive business combination opportunity and is in the best interests of Greenland shareholders. The Greenland Board believes that, based on its review and consideration, the Business Combination with Zhongchai Holding presents an opportunity to increase shareholder value. However, there can be no assurance that the anticipated benefits of the Business Combination will be achieved. Shareholder approval of the Business Combination is required by the Share Exchange Agreement as well as to comply with Nasdaq listing rules 5635(a) and (d).

Q.     What will happen in the Business Combination and what is the consideration that the Zhongchai Equity Holder will receive in return for the acquisition of Zhongchai Holding by Greenland?

A.     The Business Combination consists of a series of transactions pursuant to which Greenland will acquire 100% of the issued and outstanding capital stock of Zhongchai Holding, in exchange for the issuance of 7,500,000 Greenland Shares to the Zhongchai Equity Holder.

See the section entitled, “Proposal 1: The Business Combination Proposal — The Share Exchange Agreement — Consideration.”

Q.     What equity stake will current Greenland shareholders and Zhongchai Equity Holder hold in the Company immediately after the completion of the Business Combination?

A.     Upon the completion of the Business Combination (assuming, among other things, that no Greenland shareholders exercise Redemption Rights with respect to their Greenland Shares upon completion of the Business Combination and the other assumptions described under the section entitled “Frequently Used Terms — Share Calculations and Ownership Percentages”), after giving effect to the issuance of Greenland Shares upon the conversion of the Rights and the Private Placement Rights immediately following the Closing, but excluding the issuance of Greenland Shares upon the exercise of the Warrants and the Private Placement Warrants, the Zhongchai Equity Holder is expected to own approximately 52.1% of the outstanding Greenland

Shares, the PIPE Investors are expected to own approximately 4.2% of the outstanding Greenland Shares, Hanyi Zhou, an independent third party that acted as a finder in connection with the Business Combination, is expected to own approximately 0.3% of the outstanding Greenland Shares and the current holders of Greenland Shares are expected to own approximately 43.4% of the outstanding Greenland Shares (approximately 33.6% held by the Public Shareholders, approximately 0.2% held by Chardan and approximately 9.6% held by the Sponsor).

If any of Greenland’s shareholders exercise their Redemption Rights, the percentage of the outstanding Greenland Shares held by the current holders of Greenland Shares will decrease and the percentages of the outstanding Greenland Shares held by the Zhongchai Equity Holder will increase, in each case relative to the percentage held if none of the Greenland Shares are redeemed.

All of the relative percentages above are for illustrative purposes only and are based upon certain assumptions as described in the section entitled “Frequently Used Terms — Share Calculations and Ownership Percentages”. Should one or more of the assumptions prove incorrect, actual beneficial ownership percentages may vary materially from those described in this proxy statement as anticipated, believed, estimated, expected or intended.

Q.     Did the Greenland Board obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?

A.     No. The Greenland Board did not obtain a third-party valuation or fairness opinion in connection with its determination to approve the Business Combination. As disclosed in connection with the IPO, only in the event that Greenland seeks to complete its initial business combination with a target that is affiliated with the Sponsor or one of Greenland’s officers or directors, would Greenland or a committee of independent directors obtain such an opinion, and Greenland is not required to obtain such an opinion in any other context. Greenland’s officers and directors have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and concluded that their experience and backgrounds, together with the experience of Greenland’s advisors, enabled them to make the necessary analyses and determinations regarding the Business Combination. Accordingly, investors will be relying solely on the judgment of the Greenland Board in valuing Zhongchai Holding’s business and assuming the risk that the Greenland Board may not have properly valued such business.

Q.     What happens to the funds deposited in the Trust Account after completion of the Business Combination?

A.     After completion of the Business Combination, the funds in the Trust Account will be used to pay holders of the Public Shares who exercise Redemption Rights and, after paying the Redemptions, a portion will be used to pay transaction expenses incurred in connection with the Business Combination, including deferred IPO underwriting fees to Greenland’s investment bankers and for working capital of the Company and its subsidiaries and general corporate purposes of the Company and its subsidiaries. Such funds may also be used to reduce the indebtedness and certain other liabilities of the Company and its subsidiaries. As of August 31, 2019, there were cash and marketable securities held in the Trust Account of approximately $45.5 million. These funds will not be released until the earlier of the completion of the Business Combination or the Redemption of the Public Shares if Greenland is unable to complete a Business Combination by October 25, 2019 (or April 27, 2020, if we extend the period of time to consummate a business combination) (except that interest earned on the amounts held in the Trust Account may be released earlier as necessary to pay for any franchise or income taxes and up to $50,000 in liquidation expenses).

Q.     What happens if a substantial number of Public Shareholders vote in favor of the Business Combination Proposal and exercise their Redemption Rights?

A.     Public Shareholders may vote in favor of the Business Combination and still exercise their Redemption Rights, provided that Greenland, after payment of all such Redemptions, has at least $5,000,001 in net tangible assets upon Closing. The Business Combination may be completed even though the funds available from the Trust Account and the number of Public Shareholders are substantially reduced as a result of Redemptions by Public Shareholders. If the Business Combination is completed notwithstanding Redemptions, the Company will have fewer Public Shares and Public Shareholders, the trading market for the Company’s securities may be less liquid and the Company may not be able to meet the minimum listing standards for a national securities exchange.

Furthermore, the funds available from the Trust Account for working capital purposes of the Company after the Business Combination may not be sufficient for its future operations and may not allow the Company to reduce Zhongchai Holding’s indebtedness and/or pursue its strategy for growth.

Q.     What conditions must be satisfied to complete the Business Combination?

A.     Unless waived by the parties to the Share Exchange Agreement, and subject to applicable law, the completion of the Business Combination is subject to a number of conditions set forth in the Share Exchange Agreement, including, among others:

•        the approval by Greenland’s shareholders of the Business Combination Proposal, the Director Election Proposal and the Articles Amendment Proposal;

•        upon Closing, Greenland having net tangible assets of at least $5,000,001;

•        the Greenland Shares being listed on Nasdaq and eligible for continued listing on Nasdaq following the Closing and after giving effect to the Redemptions; and

•        the existing directors of Greenland having resigned and the five director nominees submitted for approval by the shareholders of Greenland having been appointed to the Greenland Board.

For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, see the section entitled, “Proposal 1: The Business Combination Proposal — The Share Exchange Agreement — Conditions to Closing of the Business Combination.”

Q.     When do you expect the Business Combination to be completed?

A.     It is currently expected that the Business Combination will be completed in the fourth quarter of 2019. This timing depends, among other things, on the approval of the Proposals at the Special Meeting. However, such meeting could be adjourned if the Adjournment Proposal is adopted by the shareholders at the Special Meeting and Greenland elects to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies if reasonably determined to be necessary or desirable by Greenland.

Q.     Will Greenland enter into any equity financing arrangements in connection with the Business Combination?

A.     Yes. On September 8, 2019, Greenland entered into the Subscription Agreements with certain investors, pursuant to which Greenland agreed to issue and sell to the PIPE Investors an aggregate of $6,000,000 of Greenland Shares, at a price of $10.25 per share in the PIPE Financing. The PIPE Financing is conditioned on the Closing occurring concurrently with or immediately after the closing of the PIPE Financing and other customary closing conditions. The proceeds from the PIPE Financing will be used to fund expenses incurred in connection with the Business Combination and to fund the Greenland’s working capital requirements following the Closing.

Q.     Why is Greenland proposing the 2019 Equity Incentive Plan Proposal?

A.     The purpose of the 2019 Equity Incentive Plan is to enable Greenland to offer eligible employees, directors and consultants cash and share-based incentive awards in order to attract, retain and reward these individuals and strengthen the mutuality of interests between them and Greenland’s shareholders. For more information, see the section entitled “Proposal 2: The 2019 Equity Incentive Plan Proposal.”

Q.     Why is Greenland proposing the Director Election Proposal?

A.     The Share Exchange Agreement requires that the initial Greenland Board following the completion of the Business Combination to be comprised of Min Zhang, Everett Xiaolin Wang and Hong Liang Lu to serve as Class I directors for a term expiring at the Company’s annual meeting in 2020 and Peter Zuguang Wang and Yanming Liu to serve as Class II directors for a term expiring at the Company’s annual meeting in 2021. The Director Election Proposal is being presented to implement the requirement of the Share Exchange Agreement to install the Greenland Board. See the section entitled “Proposal 3: The Director Election Proposal” for additional information.

Q.     Why is Greenland proposing the Articles Amendment Proposal?

A.     Greenland is proposing the Articles Amendment Proposal: (i) to reflect the change of the name of the Company to “Greenland Technologies Holding Corporation” from “Greenland Acquisition Corporation” and (ii) to make our corporate existence perpetual as opposed to our current corporate existence terminating 12 months (or up to 21 months, if Greenland extends the period of time to consummate a business combination) following the consummation of the IPO and removing various provisions applicable only to special purpose acquisition companies. For more information, see the section entitled “Proposal 4: The Articles Amendment Proposal.”

Q.     Why is Greenland proposing the Adjournment Proposal?

A.     Greenland is proposing the Adjournment Proposal to allow the adjournment of the Special Meeting to a later date or dates, including if necessary to permit further solicitation and vote of proxies if it is determined by Greenland that more time is necessary or appropriate to approve one or more Proposals at the Special Meeting. Please see the section entitled “Proposal 5: The Adjournment Proposal” for additional information.

Q.     When and where will the Special Meeting be held?

A.     The Special Meeting will be held at 10:00 a.m. Eastern Time on October 17, 2019 at the offices of Ellenoff Grossman & Schole LLP, at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. Only shareholders who held Greenland Shares at the close of business on September 18, 2019 will be entitled to vote at the Special Meeting and at any adjournments and postponements thereof.

Q.     Who is entitled to vote at the Special Meeting?

A.     Greenland has fixed September 18, 2019 as the Record Date. If you were a shareholder of Greenland at the close of business on the Record Date, you are entitled to vote on matters that come before the Special Meeting. However, a shareholder may only vote his, her or its shares if he, she or it is present in person or is represented by proxy at the Special Meeting.

Q.     How do I vote?

A.     If you are a record owner of your shares, there are two ways to vote your Greenland Shares at the Special Meeting:

You Can Vote By Signing and Returning the Enclosed Proxy Card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Greenland Board “FOR” each of the Business Combination Proposal, the 2019 Equity Incentive Plan Proposal, the election of each of the directors pursuant to the Director Election Proposal, the Articles Amendment Proposal and the Adjournment Proposal (if presented). Votes received after a matter has been voted upon at the Special Meeting will not be counted.

You Can Attend the Special Meeting and Vote in Person. When you arrive, you will receive a ballot that you may use to cast your vote.

If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. If you wish to attend the Special Meeting and vote in person and your shares are held in “street name,” you must obtain a legal proxy from your broker, bank or nominee. That is the only way Greenland can be sure that the broker, bank or nominee has not already voted your shares.

Q:     What if I do not vote my Greenland Shares or if I abstain from voting?

A:     The Business Combination Proposal, the 2019 Equity Incentive Plan Proposal, the Director Election Proposal, the Articles Amendment Proposal (as it is in conjunction with the consummation of the Business Combination) and the Adjournment Proposal must be approved by the holders of a majority of the Greenland Shares that are present and vote at the Special Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals.

As a result, if you abstain from voting on the Proposals, your Greenland Shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of the Memorandum and Articles of Association), but the abstention will have no effect on the outcome of such proposal.

Q:     What Proposals must be passed in order for the Business Combination to be completed?

A:     The Business Combination will not be completed unless the Business Combination Proposal, the Director Election Proposal and the Articles Amendment Proposal are approved. If Greenland does not complete a Business Combination by October 25, 2019 (or April 27, 2020, if we extend the period of time to consummate a business combination), Greenland will be required to dissolve and liquidate itself and return the monies held within its Trust Account to its Public Shareholders unless Greenland submits and its shareholders approve an additional extension.

Q:     How does the Greenland Board recommend that I vote on the Proposals?

A:     The Greenland Board unanimously recommends that the holders of Greenland Shares entitled to vote on the Proposals, vote as follows:

“FOR” approval of the Business Combination Proposal;

“FOR” approval of the 2019 Equity Incentive Plan Proposal;

“FOR” approval of the election of each of the director nominees pursuant to the Director Election Proposal;

“FOR” approval of the Articles Amendment Proposal; and

“FOR” approval of the Adjournment Proposal, if presented.

Q:     How many votes do I have?

A:     Greenland shareholders have one vote per Greenland Share held by them on the Record Date on each proposal to be voted upon.

Q.     How will the Sponsor and Greenland’s officers and directors vote in connection with the Proposals?

A.     As of the date of this proxy statement, the Sponsor owned of record an aggregate of 1,100,000 Founder Shares and 260,000 Placement Units, representing approximately 23.5% of the issued and outstanding Greenland Shares. Pursuant to the Insider Letter Agreement, the Sponsor and Greenland’s directors and officers have agreed to vote the Greenland Shares owned by them (including the Founder Shares and the shares underlying the Private Placement Units) in favor of the Proposals. The Sponsor and Greenland’s officers and directors, as of the date of this proxy statement, have not acquired any Greenland Shares during or after our IPO in the open market. However, any subsequent purchases of Greenland Shares prior to the Record Date by the Sponsor or Greenland’s officers and directors in the aftermarket will make it more likely that the Proposals will be approved as such shares would be voted in favor of the Proposals. As of the Record Date, there were 5,782,000 Greenland Shares outstanding.

Q.     Do I have Redemption Rights with respect to my Greenland Shares?

A.     Under Regulation 23.5 of the Memorandum and Articles of Association, prior to the completion of the Business Combination, Greenland will provide all of the Public Shareholders with the opportunity to have their shares redeemed upon the completion of the Business Combination, subject to certain limitations, for cash equal to the applicable Redemption Price; provided, however, that Greenland may not redeem such shares to the extent that such Redemption would result in Greenland having net tangible assets (as determined under the Exchange Act) of less than $5,000,001 upon the completion of the Business Combination.

Public Shareholders may seek to have their shares redeemed regardless of whether they vote for or against the Business Combination, or whether or not they were holders of Greenland Shares as of the Record Date or acquired their shares after the Record Date. The Redemptions will be effectuated in accordance with the Memorandum and Articles of Association and British Virgin Islands law. Any Public Shareholder who holds Greenland Shares on or before October 15, 2019 (two business days before the Special Meeting) will have the right to demand that his, her or its shares be redeemed for a pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid, at the completion of the Business Combination; provided that such Public Shareholders follow the procedures provided for exercising such Redemption as set forth in the Memorandum and Articles of Association, as described below, by such date. However, the proceeds held in the Trust Account could be subject to claims that could take priority over those of Public Shareholders exercising Redemption Rights, regardless of whether such holders vote for or against the Business Combination Proposal and whether such holders are holders of Greenland Shares as of the Record Date. Therefore, the per-share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. A Public Shareholder will be entitled to receive cash for these shares only if the Business Combination is completed.

Q:     May the Sponsor, Greenland’s directors, officers, advisors or their affiliates purchase shares in connection with the Business Combination?

A:     The Sponsor and Greenland’s directors, officers, advisors or their affiliates may purchase Greenland Shares in privately negotiated transactions or in the open market either prior to or after the Closing, including from Greenland shareholders who would have otherwise exercised their Redemption Rights. However, the Sponsor, directors and officers have no current commitments or plans to engage in such transactions and have not formulated any terms or conditions for any such transactions as of the date of this proxy statement. If such parties engage in such transactions, any such purchases will be subject to limitations regarding possession of any material nonpublic information not disclosed to the seller of such shares and they will not make any such purchases if such purchases are prohibited by Regulation M under the Exchange Act. Any such purchase after the Record Date would include a contractual acknowledgement that the selling shareholder, although still the record holder of Greenland Shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its Redemption Rights. In the event the Sponsor or Greenland’s directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from Public Shareholders who have already elected to exercise their Redemption Rights, such selling shareholders would be required to revoke their prior elections to redeem their shares.

Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the aggregate amount then on deposit in the Trust Account (including by way of the Sponsor transferring Founder Shares to any such seller of Greenland Shares). Any such purchases may not be in the best interest of Public Shareholders not receiving any such excess purchase price. There is no limit on the number of Greenland Shares that could be acquired by the Sponsor and Greenland’s directors, officers, advisors or their affiliates, or the price to be paid (including the number of Founder Shares that could be transferred).

Pursuant to the Insider Letter Agreement, the Sponsor and Greenland’s directors and officers have agreed to waive their Redemption Rights with respect to (i) the 1,100,000 Founder Shares owned by the Sponsor, (ii) the 260,000 shares underlying the Placement Units owned by the Sponsor and (iii) any other Greenland Shares owned by the Sponsor or Greenland’s directors and officers, and such Founder Shares and shares underlying such Placement Units will be excluded from the pro rata calculation used to determine the per-share Redemption Price. However, if the Sponsor or Greenland’s directors, officers and their affiliates acquired Public Shares in or after the IPO (or acquire Public Shares following the date of this proxy statement), they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if Greenland fails to complete a Business Combination by October 25, 2019 (or April 27, 2020, if we extend the period of time to consummate a business combination).

Q.     Is there a limit on the number of shares I may redeem?

A.     Each Public Shareholder, together with any affiliate or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking Redemption Rights with respect to 15% or more of the Public Shares. Accordingly, any shares held by a Public Shareholder or “group” in excess of such 15% cap will not be redeemed by Greenland. Any Public Shareholder who holds less than 15% of the Public Shares may have all of the Public Shares held by him or her redeemed for cash.

Q.     How do I exercise my Redemption Rights?

A.     If you are a Public Shareholder and you seek to have your shares redeemed, you must (i) demand, no later than 5:00 p.m., Eastern time on October 15, 2019 (two (2) business days before the Special Meeting), that Greenland redeem your shares into cash; (ii) affirmatively certify in your request to Greenland’s Transfer Agent for Redemption if you “ARE” or “ARE NOT” acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) and (iii) submit your request in writing to Greenland’s Transfer Agent, at the address listed in this proxy statement and deliver your shares to Greenland’s Transfer Agent physically or electronically using The Depository Trust Company’s DWAC system at least two business days prior to the vote at the Special Meeting.

Any request for Redemption, once made by a Public Shareholder, may be withdrawn at any time up to the time the vote is taken with respect to the Business Combination Proposal at the Special Meeting. In addition, if you deliver your shares for Redemption to Greenland’s Transfer Agent and later decide prior to the Special Meeting not to elect Redemption, you may request that Greenland’s Transfer Agent return the shares (physically or electronically). You may make such request by contacting Greenland’s Transfer Agent at the phone number or address listed in this proxy statement.

Public Shareholders seeking to exercise their Redemption Rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. It is Greenland’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, Greenland does not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their banks, brokers or other nominees to have the shares certificated or delivered electronically. There is a cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge a nominal fee to the tendering broker and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder. In the event the Business Combination is not completed, this may result in an additional cost to shareholders for the return of their shares.

If a Public Shareholder properly demands Redemption as described above, then, if the Business Combination is completed, Greenland will redeem the shares subject to the Redemptions for cash. Such amount will be paid promptly after completion of the Business Combination. If you exercise your Redemption Rights, then you will be exchanging your Greenland Shares for cash and will no longer own these shares following the Business Combination.

If you are a Public Shareholder and you exercise your Redemption Rights, it will not result in either the exercise or loss of any Warrants or Rights that you may hold. Your Warrants will continue to be outstanding following a Redemption of your Greenland Shares and will become exercisable in connection with the completion of the Business Combination. Your Rights will continue to be outstanding following a Redemption of your Greenland Shares and will be converted into Greenland Shares upon consummation of the Business Combination.

If you intend to seek Redemption of your Public Shares, you will need to deliver your shares (either physically or electronically) to Greenland’s Transfer Agent prior to the Special Meeting, as described in this proxy statement. If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street, 30th Floor

New York, New York 10004

Attention: Mark Zimkind

E-mail: mzimkind@continentalstock.com

Q.     What happens if the Business Combination is not completed?

A.     If a Public Shareholder has tendered shares to be redeemed but the Business Combination is not completed, the Redemptions will be canceled and the tendered shares will be returned to the relevant Public Shareholders as appropriate. The current deadline set forth in the Memorandum and Articles of Association for Greenland to complete its initial Business Combination is October 25, 2019 (or April 27, 2020, if we extend the period of time to consummate a business combination).

SELECTED HISTORICAL FINANCIAL INFORMATION OF GREENLAND

The following table sets forth selected historical financial information derived from Greenland’s unaudited financial statements as of and for the six months ended May 31, 2019 and the audited financial statements as of November 30, 2018 and for the period from December 28, 2017 (date of inception) through November 30, 2018, each of which is included elsewhere in this proxy statement. Such financial information should be read in conjunction with the audited financial statements and related notes included elsewhere in this proxy statement.

The historical results presented below are not necessarily indicative of the results to be expected for any future period. You should carefully read the following selected financial information in conjunction with the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Greenland” and Greenland’s financial statements and the related notes appearing elsewhere in this proxy statement.

	Six Months ended May 31, 2019	December 28, 2017 (inception) to November 28, 2018
Statement of Operations Data:
Operating costs	$595,092	$372,998
Loss from operations	(595,092)	(372,998)
Other income
Interest income and unrealized losses on marketable securities	522,027	307,387
Change in value of deferred underwriting fee liability	(16,189)	(1,173)
Net Loss	$(89,254)	$(66,784)

Basic and diluted net loss per share attributable to ordinary shares	$(0.28)	$(0.24)
Weighted average shares outstanding, basic and diluted	1,917,552	1,415,310

Cash Flow Data:
Net cash used in operating activities	$(549,858)	$(426,265)
Net cash used in investing activities	$—	$(44,000,000)
Net cash provided by financing activities	$250,000	$45,070,965

Balance Sheet Data:
Cash	$344,842	$644,700
Marketable securities held in Trust Account	$44,829,414	$44,307,387
Total assets	$45,227,064	$45,036,632
Ordinary shares subject to possible redemption	$38,936,612	$39,025,866
Total shareholders’ equity	$5,000,001	$5,000,001

SELECTED HISTORICAL CONSOLIDATED FINANCIAL AND
OTHER DATA OF ZHONGCHAI HOLDING

The following table sets forth selected historical financial information derived from Zhongchai Holding’s unaudited condensed consolidated financial statements for the six months ended June 30, 2019 and 2018 and audited condensed consolidated financial statements for the year ended December 31, 2018 and 2017, which are included elsewhere in this proxy statement.

The information is only a summary and should be read in conjunction with Zhongchai Holding’s consolidated financial statements and related notes, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Zhongchai Holding” contained elsewhere herein. The historical results included below and elsewhere in this proxy statement are not indicative of the future performance of Zhongchai Holding.

	For the Year Ended December 31,		For the Six Months Ended June 30,
	2018	2017	2019	2018
Net sales-third parties	$59,594,185	$48,976,317	$28,490,552	$35,414,270
Net sales-related parties	618,903	96,872	60,218	591,291
Total Sales	60,213,088	49,073,189	28,550,770	36,005,561
Cost of sales	46,139,858	37,211,745	21,925,996	26,756,080
Gross Profit	14,073,230	11,861,444	6,624,774	9,249,481
Selling, general and administrative expenses	2,863,575	10,876,728	1,488,389	1,866,491
Research and development expenses	2,512,403	1,838,032	1,150,779	1,190,476
Income (Loss) from operations	8,697,252	(853,316)	3,985,606	6,192,514
Interest income	22,668	16,195	13,093	15,214
Interest expense	(1,554,864)	(1,169,954)	(877,543)	(831,074)
Other income	851,451	929,031	462,047	292,749
Income (Loss) before income tax provision	8,016,507	(1,078,044)	3,583,203	5,669,403
Income tax provision	1,392,956	2, 192,647	576,951	984,051
Net income (Loss)	$6,623,551	$(3,270,691)	$3,006,252	$4,685,352

Cash Flow Data:
Net cash flow (used in)/provided by operating activities	$1,281,793	$4,475,032	$3,230,435	$175,320
Net cash flow (used in)/provided by investing activities	$2,459,775	$(10,620,043)	$1,343,271	$2,559,031
Net cash flow (used in)/provided by financing activities	$(2,125,193)	$8,821,954	$(6,095,100)	$(300,886)
	For the Six Months Ended June 30,	For the Year Ended December 31,
	2019	2018	2017
Balance Sheet Data:
Cash and cash equivalents	$4,714,552	$3,377,564	$1,311,790
Total assets	$106,473,436	$107,640,288	$108,455,701
Total liabilities	$63,940,371	$68,001,420	$73,377,099
Total equity	$42,533,065	$39,638,868	$35,078,602

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The selected unaudited pro forma condensed combined financial information has been derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information included elsewhere in this proxy statement.

The following selected unaudited pro forma condensed combined balance sheet as of May 31, 2019 combines the historical balance sheet of Greenland as of May 31, 2019 and the historical consolidated balance sheet of Zhongchai Holding as of June 30, 2019, giving effect to the Business Combination as described below on a pro forma basis as if it had been completed on May 31, 2019. The following selected unaudited pro forma condensed combined statement of operations for the six months ended May 31, 2019 and the period ended November 30, 2018 combines the historical consolidated statement of operations of Greenland for the six months ended May 31, 2019 and for the period from December 28, 2017 (inception) through November 30, 2018 with the historical consolidated statement of operations and comprehensive income of Zhongchai Holding for the six months ended June 30, 2019 and the year ended December 31, 2018, giving effect to the Business Combination as described on a pro forma basis as if it had been completed as of the earliest period presented. The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.

The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes and the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Greenland,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Zhongchai Holding” and the following historical financial statements and accompanying notes of Greenland and Zhongchai Holding, which are included elsewhere in this proxy statement:

•        Greenland’s unaudited financial statements as of and for the six months ended May 31, 2019 and the related notes;

•        Greenland’s audited financial statements as of November 30, 2018 and for the period from December 28, 2017 (inception) through November 30, 2018 and the related notes;

•        Zhongchai Holding’s unaudited consolidated financial statements as of and for the six months ended June 30, 2019 and the related notes; and

•        Zhongchai Holding’s audited consolidated financial statements as of and for the year ended December 31, 2018 and the related notes.

The historical financial information has been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are related and/or directly attributable to the Business Combination, are factually supportable and are expected to have a continuing impact on the Company’s operating results. The adjustments presented in the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the Company upon completion of the Business Combination. The pro forma adjustments set forth in the unaudited pro forma condensed combined financial statements and described in the notes thereto reflect, among other things, the consummation of the Business Combination and the estimated issuance of Greenland Shares in connection with the PIPE Financing.

The unaudited pro forma combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical financial position and results that would have been achieved had the companies always been combined or the future financial position and results that the combined company will experience. Zhongchai Holding and Greenland have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The unaudited pro forma combined financial information has been prepared assuming two alternative levels of Redemption into cash of Greenland Shares:

•        Scenario 1 — Assuming no Redemptions for cash:    This presentation assumes that no Greenland shareholders exercise Redemption Rights with respect to their Public Shares upon consummation of the Business Combination; and

•        Scenario 2 — Assuming Redemptions of 3,821,622 Public Shares for cash:    This presentation assumes that Greenland shareholders exercise their Redemption Rights with respect to a maximum of 3,821,622 Public Shares upon consummation of the Business Combination at a Redemption Price of approximately $10.19 per share. The maximum Redemption amount is derived from a minimum net tangible asset requirement of $5,000,001 required pursuant to the Share Exchange Agreement, after giving effect to the payments to redeeming shareholders. Scenario 2 includes all adjustments contained in Scenario 1 and presents additional adjustments to reflect the effect of the maximum Redemptions.

	Six Months Ended May 31, 2019 (Greenland) and the Six Months Ended June 30, 2019 (Zhongchai Holding)
	Greenland (Historical)	Zhongchai Holding (Historical)	Combined Pro Forma – No Redemptions	Combined Pro Forma – Maximum Redemptions
Statements of Operations Data:
Total revenue	$—	$28,550,770	$28,550,770	$28,550,770
Costs of goods sold	—	21,925,996	21,925,996	21,925,996
Total operating expenses	595,092	2,639,168	2,927,024	2,927,024
Income (loss) from operations	(595,092)	3,985,606	3,697,750	3,697,750
Net income (loss)	(89,254)	3,006,252	2,734,426	2,734,426
Net income attributable to noncontrolling interests	—	334,304	334,304	334,304
Net income (loss) attributable to the Company	$(89,254)	$2,671,948	$2,400,122	$2,400,122
Weighted average shares outstanding, basic and diluted	1,917,552		14,385,566	10,563,944

Basic and diluted (loss) income per share	$(0.28)		$0.17	$0.23
	For the Period from December 28, 2017 (inception) through November 30, 2018 (Greenland) and the Year Ended December 31, 2018 (Zhongchai Holding)
	Greenland (Historical)	Zhongchai Holding (Historical)	Combined Pro Forma – No Redemptions	Combined Pro Forma – Maximum Redemptions
Statements of Operations Data:
Total revenue	$—	$60,213,088	$60,213,088	$60,213,088
Costs of goods sold	—	46,139,858	46,139,858	46,139,858
Total operating expenses	372,998	5,375,978	5,748,976	5,748,976
(Loss) income from operations	(372,998)	8,697,252	8,324,254	8,324,254
Net income (loss)	(66,784)	6,623,551	6,295,488	6,295,488
Net income attributable to noncontrolling interests	—	741,077	741,077	741,077
Net income (loss) attributable to the Company	$(66,784)	$5,882,474	$5,554,411	$5,554,411
Weighted average shares outstanding, basic and diluted	1,415,310		14,385,566	10,510,108
Basic and diluted (loss) income per share	$(0.24)		$0.39	$0.53

	As of May 31, 2019 (Greenland) and June 30, 2019 (Zhongchai Holding)
	Greenland (Historical)	Zhongchai Holding (Historical)	Combined Pro Forma – No Redemptions	Combined Pro Forma – Maximum Redemptions
Balance Sheet Data:
Cash and cash equivalents	$344,842	$4,714,552	$52,878,808	$14,706,520
Restricted cash	$—	$562,945	$562,945	$562,945
Marketable securities held in trust account	$44,829,414	$—	$—	$—
Total assets	$45,227,064	$106,473,436	$154,690,500	$116,518,212
Current maturities of long-term debt	$—	$34,049,066	$34,049,066	$34,049,066
Long-term debt, net of current maturities	$—	$1,818,235	$1,818,235	$1,818,235
Total liabilities	$1,290,451	$63,940,371	$63,985,146	$63,985,146
Ordinary shares subject to possible redemption	$38,936,612	$—	$—	$—
Total shareholders’ equity	$5,000,001	$42,533,065	$90,705,354	$52,533,066

COMPARATIVE PER SHARE INFORMATION

The following table sets forth historical comparative per share information of Greenland and Zhongchai Holding on a stand-alone basis and the unaudited pro forma condensed combined per share information after giving effect to the Business Combination, (1) assuming no Greenland shareholders exercise their Redemption Rights with respect to their Public Shares upon the consummation of the Business Combination; and (2) assuming that Greenland shareholders exercise their Redemption Rights with respect to a maximum of 3,821,622 Public Shares upon consummation of the Business Combination. There could be more Public Shares redeemed as long as Greenland has at least $5,000,001 of net tangible assets upon consummation of the Business Combination.

The historical information should be read in conjunction with the information in the sections entitled “Selected Historical Financial Information of Greenland” and “Selected Historical Consolidated Financial and Other Data of Zhongchai Holding” and the historical financial statements of Greenland and Zhongchai Holding included elsewhere in this proxy statement. The unaudited pro forma condensed combined per share information is derived from, and should be read in conjunction with, the information contained in the section of this proxy statement entitled “Selected Unaudited Pro Forma Condensed Combined Financial Information.”

The unaudited pro forma combined share information does not purport to represent what the actual results of operations of the Company would have been had the Business Combination been completed or to project the Company’s results of operations that may be achieved after the Business Combination. The unaudited pro forma shareholders’ equity per share information below does not purport to represent what the value of Zhongchai Holding and Greenland would have been had the Business Combination been completed nor the shareholders’ equity per share for any future date or period.

	Greenland (Historical)	Zhongchai Holding (Historical)		Combined Pro Forma – No Redemptions	Combined Pro Forma – Maximum Redemptions
Six Months Ended May 31, 2019 (Greenland) and Six Months Ended June 30, 2019 (Zhongchai Holding)

Net (loss) income	$(89,254)		$2,671,948	$2,400,122	$2,400,122
Shareholders’ equity	$5,000,001		$42,533,065	$90,705,354	$52,533,066
Weighted average ordinary shares outstanding – basic and diluted	1,917,552		n/a	14,385,566	10,563,944
Net (loss) income per share attributable to ordinary shares – basic and diluted	$(0.28)	$	n/a	$0.17	$0.23
Shareholders’ equity per share – basic and diluted	$2.61	$	n/a	$6.31	$4.97

For the Period from December 28, 2017 (inception) through November 30, 2018 (Greenland) and for the year ended December 31, 2018 (Zhongchai Holding)

Net (loss) income	$(66,784)		$5,882,474	$5,554,411	$5,554,411
Weighted average ordinary shares outstanding – basic and diluted	1,415,310		n/a	14,385,566	10,510,108
Net (loss) income per share attributable to ordinary shares – basic and diluted	$(0.24)	$	n/a	$0.39	$0.53

RISK FACTORS

You should carefully consider all the following risk factors, together with all of the other information in this proxy statement, including the financial information, before deciding how to vote or instruct your vote to be cast to approve the Proposals described in this proxy statement.

The value of your investment following the completion of the Business Combination will be subject to significant risks affecting, among other things, the Company’s business, financial condition and results of operations. If any of the events described below occur, the Company’s post-Business Combination business and financial results could be adversely affected in material respects. This could result in a decline, which may be significant, in the trading price of the Company’s securities and you therefore may lose all or part of your investment. The risk factors described below are not necessarily exhaustive and you are encouraged to perform your own investigation with respect to the businesses of Greenland and Zhongchai Holding.

Risks Related to the Business Combination

Greenland’s shareholders will experience dilution due to the issuance of Greenland Shares to the Zhongchai Equity Holder as consideration in the Business Combination and the issuance of Greenland Shares to the PIPE Investors in the PIPE Financing.

Based on Zhongchai Holding’s and Greenland’s current capitalization, we anticipate issuing 7,500,000 Greenland Shares, pursuant to the Share Exchange Agreement, to the Zhongchai Equity Holder as consideration in the Business Combination. Furthermore, if the 2019 Equity Incentive Plan Proposal is approved, a number of shares equal to 10% of the sum of (i) the number of issued and outstanding Greenland Shares immediately after the Closing and (ii) the number of shares reserved under the 2019 Equity Incentive Plan will be authorized for issuance under the 2019 Equity Incentive Plan. Based on the assumptions described under the section entitled “Frequently Used Terms — Share Calculations and Ownership Percentages”. In addition, Greenland will issue 585,366 Greenland Shares to the PIPE Investors pursuant to the PIPE Financing simultaneously with or immediately prior to the Closing. After giving effect to the issuance of Greenland Shares upon the conversion of the Rights and the Private Placement Rights immediately following the Closing, the Zhongchai Equity Holder is expected to own approximately 52.1% of the outstanding Greenland Shares, the PIPE Investors are expected to own approximately 4.2% of the outstanding Greenland Shares, Hanyi Zhou, an independent third party that acted as a finder in connection with the Business Combination, is expected to own approximately 0.3% of the outstanding Greenland Shares and the current holders of Greenland Shares are expected to own approximately 43.4% of the outstanding Greenland Shares (approximately 33.6% held by the Public Shareholders, approximately 0.2% held by Chardan and approximately 9.6% held by the Sponsor). Without limiting the other assumptions described under the section entitled “Frequently Used Terms — Share Calculations and Ownership Percentages”, these ownership percentages do not take into account:

•        any warrants or options to purchase Greenland Shares that will be outstanding following the Business Combination; or

•        any equity awards that may be issued under the proposed 2019 Equity Incentive Plan following the Business Combination.

If any of the Public Shares are redeemed in connection with the Business Combination, the percentage of the outstanding Greenland Shares held by the Public Shareholders will decrease and the percentages of the outstanding Greenland Shares held immediately following the Business Combination by the Sponsor and the Zhongchai Equity Holder will increase. To the extent that any of the outstanding warrants are exercised for shares, or additional awards are issued under the proposed 2019 Equity Incentive Plan, Greenland’s existing shareholders may experience substantial dilution. Such dilution could, among other things, limit the ability of Greenland’s current shareholders to influence the Company’s management through the election of directors following the Business Combination.

The ability of Greenland’s shareholders to exercise Redemption Rights with respect to Greenland’s Public Shares may prevent Greenland from completing the Business Combination or optimizing its capital structure.

Greenland does not know how many shareholders will ultimately exercise their Redemption Rights in connection with the Business Combination. As such, the Business Combination is structured based on Greenland’s expectations (and those of the other parties to the Share Exchange Agreement) as to the number of shares that will be submitted for Redemption. In addition, if a larger number of shares are submitted for Redemption than Greenland initially expected, Greenland may need to seek to arrange for third party financing, in addition to the PIPE Financing. Raising such additional financing may involve dilutive equity issuances or the incurrence of indebtedness at higher than desirable levels.

Subsequent to the completion of the Business Combination, the Company may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition and its share price, which could cause you to lose some or all of your investment.

Greenland cannot assure you that the due diligence Greenland has conducted on Zhongchai Holding will reveal all material issues that may be present with regard to Zhongchai Holding, or that factors outside of Greenland’s or Zhongchai Holding’s control will not later arise. As a result of unidentified issues or factors outside of Greenland’s or Zhongchai Holding’s control, the Company may be forced to later write-down or write-off assets, restructure operations, or incur impairment or other charges that could result in reporting losses. Even if Greenland’s due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with the preliminary risk analysis conducted by Greenland. Even though these charges may be non-cash items that would not have an immediate impact on the Company’s liquidity, the fact that the Company reports charges of this nature could contribute to negative market perceptions about the Company or its securities. In addition, charges of this nature may cause the Company to violate leverage or other covenants to which it may be subject. Accordingly, any shareholders who choose to remain shareholders following the Business Combination could suffer a reduction in the value of their shares from any such write-down or write-downs.

The Company’s ability to be successful following the Business Combination will depend upon the efforts of the Greenland Board and Zhongchai Holding’s key personnel and the loss of such persons could negatively impact the operations and profitability of the Company’s business following the Business Combination.

The Company’s ability to be successful following the Business Combination will be dependent upon the efforts of the Greenland Board and key personnel. Greenland cannot assure you that, following the Business Combination, the Greenland Board and the Company’s key personnel will be effective or successful or remain with the Company. In addition to the other challenges they will face, such individuals may be unfamiliar with the requirements of operating a public company, which could cause the Company’s management to expend time and resources becoming familiar with such requirements.

The Company will be a holding company and its only material asset after completion of the Business Combination will be its interest in Zhongchai Holding, and it is accordingly dependent upon distributions made by its subsidiaries to pay dividends.

Upon completion of the Business Combination, the Company will be a holding company with no material assets other than its ownership of Zhongchai Holding. As a result, the Company will have no independent means of generating revenue or cash flow. The Company’s ability to pay dividends will depend on the financial results and cash flows of Zhongchai Holding and its subsidiaries and the distributions it receives from Zhongchai Holding. Deterioration in the financial condition, earnings or cash flow of Zhongchai Holding and its subsidiaries, including its operating subsidiaries, for any reason could limit or impair Zhongchai Holding’s ability to pay such distributions. Additionally, to the extent that the Company needs funds and Zhongchai Holding and/or any of its subsidiaries are restricted from making such distributions under applicable law or regulation or under the terms of any financing arrangements, or Zhongchai Holding is otherwise unable to provide such funds, it could materially adversely affect the Company’s liquidity and financial condition.

Dividends on the Greenland Shares, if any, will be paid at the discretion of the Greenland Board, which will consider, among other things, the Company’s business, operating results, financial condition, current and expected cash needs, plans for expansion and any legal or contractual limitations on its ability to pay such dividends. Financing arrangements may include restrictive covenants that restrict the Company’s ability to pay dividends or make other distributions to its shareholders. In addition, Zhongchai Holding and Zhongchai Holding’s subsidiaries may be subject to legal limitations on their ability to make distributions. If Zhongchai Holding or any of Zhongchai Holding’s subsidiaries does not have sufficient funds to make distributions, the Company’s ability to declare and pay cash dividends may also be restricted or impaired.

Some of Greenland’s officers and directors may have conflicts of interest that may influence or have influenced them to support or approve the Business Combination without regard to your interests or in determining whether Zhongchai Holding is appropriate for Greenland’s initial business combination.

The personal and financial interests of Greenland’s Sponsor, officers and directors may influence or have influenced their motivation in identifying and selecting a target for the Business Combination, their support for completing the Business Combination and the operation of the Company following the Business Combination.

Greenland’s Sponsor owns 1,100,000 Founder Shares, which were initially acquired prior to Greenland’s IPO for an aggregate purchase price of $25,000 and Greenland’s directors and officers have pecuniary interests in such Greenland Shares through their ownership interest in the Sponsor. Such shares had an aggregate market value of $11,407,000 based on the last sale price of $10.37 per share on Nasdaq on September 23, 2019. In addition, the Sponsor and Chardan purchased an aggregate of 282,000 Private Placement Units, each consisting of one Greenland Share, one Private Placement Right to receive one-tenth (1/10) of one Greenland Share upon the consummation of our initial business combination and one Private Placement Warrant, each Private Placement Warrant exercisable for one-half of one Greenland Share at $11.50 per whole share, for an aggregate purchase price of $2,820,000, or $10.00 per Unit.

The Memorandum and Articles of Association require Greenland to complete an initial business combination prior to October 25, 2019 (or April 27, 2020, if we extend the period of time to consummate a business combination) (unless Greenland submits and its shareholders approve an additional extension of such date). If the Business Combination is not completed and Greenland is forced to wind up, dissolve and liquidate in accordance with the Memorandum and Articles of Association, the 1,100,000 Founder Shares currently held by Greenland’s Sponsor and the 282,000 Private Placement Units purchased by Sponsor and Chardan will be worthless (as the holders have waived liquidation rights with respect to such Greenland Shares).

Greenland’s Sponsor has loaned funds to Greenland in connection with performing due diligence on suitable targets for business combinations and the negotiation of the Business Combination. At the Closing, Greenland’s Sponsor, directors and officers, and their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on Greenland’s behalf such as identifying potential target businesses and performing due diligence on suitable targets for business combinations. If a business combination is not completed prior to October 25, 2019 (or April 27, 2020, if we extend the period of time to consummate a business combination), Greenland’s Sponsor, directors and officers, or any of their respective affiliates will not be eligible for any such reimbursement.

Certain officers and directors of Greenland also participate in arrangements that may be argued to provide them with other interests in the Business Combination that are different from yours, including, among others, arrangements for their continued service as directors of the Company.

Further, Greenland’s Sponsor, officers and directors have, pursuant to the Insider Letter Agreement, each agreed (A) to vote any Greenland shares owned by them in favor of the Business Combination and (B) not to redeem any shares in connection with a shareholder vote to approve the Business Combination.

These interests, among others, may influence or have influenced the Sponsor and the officers and directors of Greenland to support or approve the Business Combination. For more information concerning the interests of Greenland’s officers and directors, see the section entitled “Proposal 1: The Business Combination Proposal — Interests of Greenland’s Directors and Officers and Others in the Business Combination” and the risk factor entitled “— Risks Related to Greenland — Greenland’s founder and chief executive officer controls a substantial interest in Greenland and thus may exert a substantial influence on actions requiring a shareholder vote, potentially in a manner that you do not support” in this proxy statement.

Greenland has not obtained an opinion from an independent investment banking firm or another independent firm, and consequently, you may have no assurance from an independent source that the terms of the Business Combination are fair to Greenland from a financial point of view.

The Greenland Board did not obtain a third-party valuation or fairness opinion in connection with their determination to approve the Business Combination. Greenland is not required to obtain an opinion from an independent investment banking firm that is a member of FINRA or from another independent firm that the price it is paying is fair to Greenland from a financial point of view. In analyzing the Business Combination, the Greenland

Board and Greenland’s management conducted due diligence on Zhongchai Holding and researched the industry in which Zhongchai Holding operates and concluded that the Business Combination was in the best interest of its shareholders. Accordingly, Greenland’s shareholders will be relying solely on the judgment of the Greenland Board in determining the value of the Business Combination, and the Greenland Board may not have properly valued such business. The lack of third-party valuation or fairness opinion may also lead to an increased number of shareholders to vote against the Business Combination or demand Redemption of their shares, which could potentially impact our ability to consummate the Business Combination. For more information about our decision-making process, see the section entitled “Proposal 1: The Business Combination Proposal — Greenland Board’s Reasons for the Approval of the Business Combination.”

Greenland does not have a specified maximum Redemption threshold. The absence of such a Redemption threshold may make it possible to complete a Business Combination in which a substantial majority of Greenland’s shareholders do not intend to retain their investment.

The Memorandum and Articles of Association does not provide a specified maximum Redemption threshold, except that in no event will Greenland redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001 upon the completion of the Business Combination (such that Greenland is not subject to the SEC’s “penny stock” rules). This minimum net tangible asset condition is a condition to the obligations of both Zhongchai Holding and Greenland to complete the Business Combination under the Share Exchange Agreement. As a result, Greenland may be able to complete the Business Combination even if a substantial majority of Greenland’s Public Shareholders do not agree with the Business Combination and have redeemed their shares.

Nasdaq may delist the Company’s securities from trading on its exchange, which could limit investors’ ability to make transactions in the Company’s securities and subject the Company to additional trading restrictions.

The Units, Greenland Shares, Rights and Warrants are currently listed on Nasdaq and it is a condition to Zhongchai Holding’s obligations to complete the Business Combination, that the Greenland Shares shall have been listed on Nasdaq and will be eligible for continued listing on Nasdaq immediately following the Business Combination after giving effect to the Redemptions.

However, Greenland cannot assure you that the Company’s securities will continue to be listed on Nasdaq in the future. In addition, in connection with the Business Combination and as a condition to Zhongchai Holding’s obligations to complete the Business Combination, the Company is required to demonstrate compliance with Nasdaq’s initial listing requirements, which are more rigorous than Nasdaq’s continued listing requirements, in order to continue to maintain the listing of the Company’s securities on Nasdaq. For instance, the Company’s share price would generally be required to be at least $4 per share and its shareholders’ equity would generally be required to be at least $5 million and the Company would be required to have a minimum of 300 public holders of “round lots” of 100 shares. In addition to the listing requirements for the Greenland Shares, Nasdaq imposes listing standards on warrants. Greenland cannot assure you that the Company will be able to meet those initial listing requirements. If Greenland fails to meet such requirements in connection with the Greenland Shares, Zhongchai Holding will not be obligated to complete the Business Combination.

If Nasdaq delists the Company’s securities from trading on its exchange and the Company is not able to list its securities on another national securities exchange, Greenland expects the Company’s securities could be quoted on an over-the-counter market. If this were to occur, the Company could face significant material adverse consequences, including:

•        a limited availability of market quotations for its securities;

•        reduced liquidity for its securities;

•        a determination that the Greenland Shares are a “penny stock” which will require brokers trading in the Greenland Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for the Company’s securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The unaudited pro forma financial information included in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” may not be representative of the Company’s results if the Business Combination is completed.

Greenland and Zhongchai Holding currently operate as separate companies and have had no prior history as a combined entity, and Zhongchai Holding’s and the Company’s operations have not previously been managed on a combined basis. The pro forma financial information included in this proxy statement is presented for informational purposes only and is not necessarily indicative of the financial position or results of operations that would have actually occurred had the Business Combination been completed at or as of the dates indicated, nor is it indicative of the future operating results or financial position of the Company. The pro forma statement of operations does not reflect future nonrecurring charges resulting from the Business Combination. The unaudited pro forma financial information does not reflect future events that may occur after the Business Combination and does not consider potential impacts of future market conditions on revenues or expenses. The pro forma financial information included in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” has been derived from Greenland’s and Zhongchai Holding’s historical financial statements and certain adjustments and assumptions have been made regarding the Company after giving effect to the Business Combination. There may be differences between preliminary estimates in the pro forma financial information and the final acquisition accounting, which could result in material differences from the pro forma information presented in this proxy statement in respect of the estimated financial position and results of operations of the Company.

In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate and other factors may affect the Company’s financial condition or results of operations following the Closing. Any potential decline in the Company’s financial condition or results of operations may cause significant variations in the share price of the Company.

During the pendency of the Business Combination, Greenland will not be able to enter into a business combination with another party because of restrictions in the Share Exchange Agreement. Furthermore, certain provisions of the Share Exchange Agreement will discourage third parties from submitting alternative takeover proposals, including proposals that may be superior to the arrangements contemplated by the Share Exchange Agreement.

Covenants in the Share Exchange Agreement impede the ability of Greenland to make acquisitions or complete other transactions that are not in the ordinary course of business pending completion of the Business Combination. As a result, Greenland may be at a disadvantage to its competitors during that period. In addition, while the Share Exchange Agreement is in effect, neither Greenland nor Zhongchai Holding may solicit, assist, facilitate the making, submission or announcement of, or intentionally encourage any alternative acquisition proposal, such as a material sale of assets or equity interests or other business combination, with any third party, even though any such alternative acquisition could be more favorable to Greenland’s shareholders than the Business Combination. In addition, if the Business Combination is not completed, these provisions will make it more difficult to complete an alternative business combination following the termination of the Share Exchange Agreement due to the passage of time during which these provisions have remained in effect.

If the conditions to the Share Exchange Agreement are not met, the Business Combination may not occur.

Even if the Share Exchange Agreement is approved by the shareholders of Greenland and members of Zhongchai Holding, specified conditions must be satisfied or waived before the parties to the Share Exchange Agreement are obligated to complete the Business Combination. For a list of the material Closing conditions contained in the Share Exchange Agreement, see the section entitled “Proposal 1: The Business Combination Proposal — The Share Exchange Agreement — Conditions to Closing of the Business Combination.” Greenland and Zhongchai Holding may not satisfy all of the Closing conditions in the Share Exchange Agreement. If the Closing conditions are not satisfied or waived, the Business Combination will not occur, or will be delayed pending later satisfaction or waiver, and such delay may cause Greenland and Zhongchai Holding to each lose some or all of the intended benefits of the Business Combination.

Because Greenland is incorporated under the laws of the British Virgin Islands, in the event the Business Combination is not completed, you may face difficulties in protecting your interests, and your ability to protect your rights through the U.S. Federal courts may be limited.

Because Greenland is incorporated under the laws of the British Virgin Islands, you may face difficulties in protecting your interests and your ability to protect your rights through the U.S. Federal courts may be limited. Greenland is a business company under the laws of the British Virgin Islands. As a result, it may be difficult for investors to effect service of process within the United States upon Greenland’s directors or officers, or enforce judgments obtained in the United States courts against Greenland’s directors or officers.

Greenland’s corporate affairs are governed by the Memorandum and Articles of Association, the Companies Act and the common law of the British Virgin Islands. The rights of shareholders to take action against the directors, actions by minority shareholders and the fiduciary responsibilities of its directors to Greenland under the laws of the British Virgin Islands are to a large extent governed by the common law of the British Virgin Islands. The common law of the British Virgin Islands is derived in part from comparatively limited judicial precedent in the British Virgin Islands as well as from English common law, the decisions of whose courts are of persuasive authority, but are not binding on a court in the British Virgin Islands. The rights of Greenland’s shareholders and the fiduciary responsibilities of its directors under British Virgin Islands law are different from what they would be under statutes or judicial precedent in some jurisdictions in the United States. In particular, the British Virgin Islands has a different body of securities laws as compared to the United States, and certain states, such as Delaware, may have more fully developed and judicially interpreted bodies of corporate law. In addition, British Virgin Islands companies may not have standing to initiate a shareholders derivative action in a Federal court of the United States.

Greenland has been advised by its British Virgin Islands legal counsel that the courts of the British Virgin Islands are unlikely (i) to recognize or enforce against Greenland judgments of courts of the United States predicated upon the civil liability provisions of the federal securities laws of the United States or any state; and (ii) in original actions brought in the British Virgin Islands, to impose liabilities against Greenland predicated upon the civil liability provisions of the federal securities laws of the United States or any state, so far as the liabilities imposed by those provisions are penal in nature. In those circumstances, although there is no statutory enforcement in the British Virgin Islands of judgments obtained in the United States, the courts of the British Virgin Islands will recognize and enforce a foreign money judgment of a foreign court of competent jurisdiction without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided certain conditions are met. For a foreign judgment to be enforced in the British Virgin Islands, such judgment must be final and conclusive and for a liquidated sum, and must not be in respect of taxes or a fine or penalty, inconsistent with a British Virgin Islands judgment in respect of the same matter, impeachable on the grounds of fraud or obtained in a manner, or be of a kind the enforcement of which is, contrary to natural justice or the public policy of the British Virgin Islands (awards of punitive or multiple damages may well be held to be contrary to public policy). A British Virgin Islands court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.

The Public Shareholders may have more difficulty in protecting their interests in the face of actions taken by management, members of the Greenland Board or controlling shareholders than they would as public shareholders of a United States company.

The Memorandum and Articles of Association permit the Greenland Board by resolution to amend the Memorandum and Articles of Association, including to create additional classes of securities, including shares with rights, preferences, designations and limitations as they determine which may have an anti-takeover effect.

The Memorandum and Articles of Association permit the Greenland Board by resolution to amend certain provisions of the Memorandum and Articles of Association including to designate rights, preferences, designations and limitations attaching to the preferred shares as they determine in their discretion, without shareholder approval with respect the terms or the issuance. If issued, the rights, preferences, designations and limitations of the preferred shares would be set by the Greenland Board by amendment to relevant provisions of the Memorandum and Articles of Association and could operate to the disadvantage of the outstanding Greenland Shares, the holders of which would not have any pre-emption rights in respect of such an issue of preferred shares. Such terms could include, among others, preferences as to dividends and distributions on liquidation, or could be used to prevent possible corporate takeovers.

Greenland’s officers and directors and/or their affiliates may enter into agreements concerning Greenland’s securities prior to the Special Meeting, which may have the effect of increasing the likelihood of completion of the Business Combination, and decreasing the value of the Greenland Shares.

At any time prior to the Special Meeting, during a period when they are not then aware of any material nonpublic information regarding Greenland or its securities, Greenland’s officers and directors and/or their affiliates may enter into a written plan to purchase Greenland’s securities pursuant to Rule 10b5-1 of the Exchange Act, and may engage in other public market purchases, as well as private purchases, of securities. In addition, at any time prior to the Special Meeting, during a period when they are not then aware of any material nonpublic information regarding Greenland or its securities, Greenland’s officers and directors and/or their respective affiliates may (i) purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the Business Combination Proposal or the other Proposals, (ii) execute agreements to purchase such shares from institutional and other investors in the future, and/or (iii) enter into transactions with institutional and other investors to provide such persons with incentives to acquire Public Shares or vote their Public Shares in favor of the Business Combination Proposal or the other Proposals. Such an agreement may include a contractual acknowledgement that such shareholder, although still the record holder of such shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its Redemption Rights. In the event that Greenland’s officers and directors or their affiliates purchase shares in privately negotiated transactions from Public Shareholders who have already elected to exercise their Redemption Rights, such selling Public Shareholders would be required to revoke their prior elections to redeem their shares. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer of shares or Placement Units owned by the Sponsor for nominal value to such investors or holders.

The purpose of such share purchases and other transactions by Greenland’s officers and directors and/or their respective affiliates would be to increase the likelihood of satisfaction of the requirements that (x) the holders of the requisite number of Greenland Shares present and voting at the Special Meeting vote in favor of the Business Combination Proposal and the other Proposals and/or (y) that Greenland will have at least $5,000,001 in net tangible assets upon the Closing after taking into account holders of Public Shares that properly demanded Redemption of their shares into cash, when, in each case, it appears that such requirements would otherwise not be met.

Entering into any such arrangements may have a depressive effect on the Greenland Shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares it owns, either prior to or immediately after the Special Meeting.

As of the date of this proxy statement, there have been no such discussions and no agreements to such effect have been entered into with any such investor or holder. Greenland will file a Current Report on Form 8-K to disclose arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal or the Redemption threshold. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

The Company’s business and operations could be negatively affected if it becomes subject to any securities litigation or shareholder activism, which could cause the Company to incur significant expense, hinder execution of business and growth strategy and impact its share price.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Shareholder activism, which could take many forms or arise in a variety of situations, has been increasing recently. Volatility in the share price of the Greenland Shares or other reasons may in the future cause it to become the target of securities litigation or shareholder activism. Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert management’s and the Greenland Board’s attention and resources from the Company’s business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to the Company’s future, adversely affect its relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, the Company may be required to incur significant legal fees and other expenses related to any securities litigation and activist shareholder matters. Further, its share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and shareholder activism.

Risks Related to Zhongchai Holding’s Business

Following the Business Combination, the Company will be a holding company with no direct operations that relies on dividends, distributions, loans and other payments, advances and transfers of funds from Zhongchai Holding and its subsidiaries to pay dividends, pay expenses and meet its other obligations. Accordingly, the Company’s shareholders will be subject to all of the risks of Zhongchai Holding’s business following the Business Combination.

Throughout this section, unless otherwise noted, “Zhongchai Holding” refers to Zhongchai Holding (Hong Kong) Limited and its consolidated subsidiaries.

Zhongchai Holding’s revenues, expenses and profits are difficult to predict and vary significantly from quarter to quarter. This could cause the trading price of the Greenland Shares to decline.

Zhongchai Holding’s operating results vary significantly from quarter to quarter. Therefore, Zhongchai Holding believes that period-to-period comparisons of its results of operations are not necessarily meaningful and should not be relied upon as an indication of its future performance. It is possible that in the future some of Zhongchai Holding’s quarterly results of operations may be below the expectations of market analysts and our investors, which could lead to a significant decline in the trading price of the Greenland Shares. Factors which affect the fluctuation of Zhongchai Holding’s revenues, expenses and profits include:

•        variations, expected or unexpected, in the duration, size, timing and scope of purchase orders;

•        the acceptance of Zhongchai Holding’s future autonomous products in the market and Zhongchai Holding’s ability to develop a profitable line of business from sales of such products;

•        changes in prices of raw materials, with higher prices leading to reduced operating income;

•        changes in Zhongchai Holding’s pricing policies or those of its competitors;

•        changes in compensation, which may reduce its gross profit for the quarter in which they are effected;

•        Zhongchai Holding’s inability to manage costs, including those related to its raw materials, personnel, infrastructure and facilities;

•        exchange rate fluctuations; and

•        general economic conditions.

A portion of Zhongchai Holding’s expenses, particularly those related to personnel and facilities are generally fixed in advance of any particular quarter. As a result, unanticipated variations in the number and timing of Zhongchai Holding’s purchase orders or prices of its raw materials may cause significant variations in its operating results in any particular quarter.

Zhongchai Holding’s operations are cash intensive, and its business could be adversely affected if it fails to maintain sufficient levels of liquidity and working capital.

As of December 31, 2018, Zhongchai Holding had approximately $6.8 million of cash and cash equivalents (including restricted cash). Historically, Zhongchai Holding has spent a significant amount of cash on its operational activities, principally to procure raw materials for its products. Zhongchai Holding’s short-term loans are from Chinese banks and are generally secured by a portion of its fixed assets, land use right and/or guarantees by related parties. Certain of these loans are secured against a portion of the shares of Zhongchai Holding’s subsidiary. The term of a majority of such loans is one year. Historically, Zhongchai Holding has rolled over such loans on an annual basis. However, it may not have sufficient funds available to pay all of its borrowings upon maturity in the future. Failure to roll over its short-term borrowings at maturity or to service its debt could result in a transfer of the ownership of a portion of the shares of Zhongchai Holding’s subsidiary to secured lenders, the imposition of penalties, including increases in interest rates, legal actions against Zhongchai Holding by its creditors, or even insolvency.

Although Zhongchai Holding has been able to maintain adequate working capital primarily through cash from operations and short-term and long-term borrowings, any failure by its customers to settle outstanding accounts receivable, or Zhongchai Holding’s inability to borrow sufficient capital from local banks, in the future could materially and adversely affect its cash flow, financial condition and results of operations.

Zhongchai Holding grants relatively long payment terms for accounts receivable which can adversely affect its cash flow.

As is customary in China, for competitive reasons, Zhongchai Holding grants relatively long payment terms to most of its customers. The reserves Zhongchai Holding establishes for its receivables may not be adequate based on the current bad debts. Zhongchai Holding is subject to the risk that it may be unable to collect accounts receivables in a timely manner. If the accounts receivables cannot be collected in time, or at all, a significant amount of bad debt expense will occur, and Zhongchai Holding’s business, financial condition and results of operation will likely be materially and adversely affected.

Zhongchai Holding faces short lead-times for delivery of products to customers. Failure to meet delivery deadlines could result in the loss of customers and damage to its reputation and goodwill.

Most of Zhongchai Holding’s customers are large manufacturers, who generally place large orders for Zhongchai Holding’s products and require prompt delivery. Zhongchai Holding’s product sale agreements typically contain short lead-times for the delivery of products and tight production and manufacturer supply schedules that can reduce its profit margins on the products procured from its suppliers. Zhongchai Holding’s suppliers may lack sufficient capacity at any given time to meet all of its customers’ demands if orders exceed their production capacity. Zhongchai Holding strives for rapid response to customer demand which can lead to reduced purchasing efficiency, increased procurement costs and low profit margins. If Zhongchai Holding is unable to meet the customer demands, it may lose customers. Moreover, failure to meet customer demands may damage its reputation and goodwill.

If existing sources of capital are insufficient to support its business and outstanding obligations, Zhongchai Holding may issue debt and equity securities that are senior to its ordinary shares as to distributions and in liquidation, which could negatively affect the value of its ordinary shares, or Zhongchai Holding may not be able to raise additional financing at all.

Zhongchai Holding has operating and long-term and short-term loan obligations, as well as obligations to related parties, as described below under “Certain Relationships and Related Person Transactions — Zhongchai Holding Related Person Transactions”. If available liquidity is not sufficient to meet its operating and loan obligations as they come due, Zhongchai Holding’s plans include considering pursuing alternative financing arrangements, reducing expenditures as necessary, or limiting its plans for expansion to meet its cash requirements. However, there is no assurance that, if required, it will be able to raise additional capital, reduce discretionary spending or efficiently limit its expansion to provide the required liquidity. Currently, the capital markets for small capitalization companies are difficult and banking institutions have become stringent in their lending requirements. Accordingly, Zhongchai Holding cannot ensure the availability or terms of any third party financing. If Zhongchai Holding is unable to raise additional financing, it may be unable to procure the raw materials it needs, implement its long-term business plan, develop or enhance its products, take advantage of future opportunities or respond to competitive pressures on a timely basis.

Alternatively, if the Company raises capital by issuing equity or convertible debt securities, such issuances could result in substantial dilution to its shareholders. In addition, the Company may issue senior notes, subordinated notes or preferred shares that have preference over its ordinary shares. In the event of its liquidation, any such lenders and holders of its debt or preferred securities would receive a distribution of its available assets before distributions to the holders of its ordinary shares. The Company’s decision to incur debt and issue securities in future offerings will depend on market conditions and other factors beyond its control. The Company cannot predict or estimate the amount, timing or nature of future offerings and debt financings. Future offerings could reduce the value of shares of the Greenland Shares or dilute your investment.

To remain competitive and stimulate customer demand, Zhongchai Holding must successfully manage the introduction and transition of its future automated products.

Zhongchai Holding intends to introduce a new automated product. See “Information About Zhongchai Holding — Strategic Growth Opportunity in the Robotic Carrier Market”. The success of the new product introduction depends on a number of factors including, but not limited to, timely and successful product development, market acceptance, the ability to manage the risks associated with new product production ramp-up issues, the availability of materials needed for new products, the effective management of purchase commitments and inventory levels in line with anticipated product demand, the availability of products in appropriate quantities and at expected costs to meet anticipated demand and the risk that new products may have quality or other defects or deficiencies in the early stages of introduction. Accordingly, Zhongchai Holding cannot determine in advance the ultimate effect of the new product introduction and transition.

Zhongchai Holding faces intense competition, and if it is unable to compete effectively it may not be able to maintain profitability.

Zhongchai Holding competes with many other companies located in the PRC and internationally that manufacture similar products. Many of its competitors are larger companies with greater financial resources. Intense competition in a challenging economic environment in the PRC has, in the past, put pressure on Zhongchai Holding’s margins and may adversely affect its future financial performance. Moreover, intense competition may result in potential or actual litigation between Zhongchai Holding and its competitors relating to such activities as competitive sales practices, relationships with its suppliers and customers or other matters.

While Zhongchai Holding believes that its manufacturing efficiency and capabilities provide it with a competitive advantage among its competitors, it is likely that its competitors will seek to develop similar competing products in the near future. Zhongchai Holding intends to continue to expand research and development efforts to advance its transmission and robotic technology even further, including improving the design, application and manufacturing of internal combustion engines. However, there can be no assurance that Zhongchai Holding’s initial competitive advantage will be retained and that one or more competitors will not develop products that are equal or superior in quality and are better priced than Zhongchai Holding’s products.

Zhongchai Holding’s revenues are highly dependent on a limited number of customers and the loss of any one of its major customers could materially and adversely affect its growth and revenues.

During the years ended December 31, 2018 and 2017, Zhongchai Holding’s five largest customers contributed 39.9% and 37.9% of its total revenues, respectively. During the six months ended June 30, 2019 and 2018, Zhongchai Holding’s five largest customers contributed 38.7% and 40.2%, respectively, of its total revenues. As a result of its reliance on a limited number of customers, Zhongchai Holding may face pricing and other competitive pressures, which may have a material adverse effect on its profits and its revenues. The volume of products sold for specific customers varies from year to year, especially since Zhongchai Holding is not the exclusive provider for any customers. In addition, there are a number of factors, other than its performance, that could cause the loss of a customer or a substantial reduction in the products that Zhongchai Holding provides to any customer and that may not be predictable. For example, Zhongchai Holding’s customers may decide to reduce spending on Zhongchai Holding’s products or a customer may no longer need Zhongchai Holding’s products following the completion of a project. Furthermore, such customers do not have long-term contracts with Zhongchai Holding requiring such customers to purchase a quantified amount of products or at all. The loss of any one of its major customers, a decrease in the volume of sales to these customers or a decrease in the price at which Zhongchai Holding sells its products to customers could materially adversely affect Zhongchai Holding’s profits and revenues.

In addition, this customer concentration may subject Zhongchai Holding to perceived or actual leverage that its customers may have in negotiations, given their relative size and importance to Zhongchai Holding. If Zhongchai Holding’s customers seek to negotiate their agreements on terms less favorable to Zhongchai Holding and Zhongchai Holding accepts such terms, such unfavorable terms may have a material adverse effect on Zhongchai Holding’s business, financial condition and results of operations. Accordingly, unless and until it diversifies and expands its customer base, Zhongchai Holding’s future success will significantly depend upon the timing and volume of business from its largest customers and the financial and operational success of these customers.

As Zhongchai Holding expands its operations, it may need to establish a more diverse supplier network for its raw materials. The failure to secure a more diverse supplier network could have an adverse effect on its financial condition.

Zhongchai Holding purchases its raw materials from various suppliers for use in the manufacture of its products. For the years ended December 31, 2018 and 2017 and the six months ended June 30, 2019 and 2018, none of Zhongchai Holding’s suppliers accounted for more than 10% of total procurement costs. In the event that Zhongchai Holding needs to diversify its supplier network, it may not be able to procure a sufficient supply of raw materials at a competitive price, which could have an adverse effect on its results of operations, financial condition and cash flows. Furthermore, despite its efforts to control its supply of raw materials and maintain good relationships with its existing suppliers, Zhongchai Holding could lose one or more of its existing suppliers at any time. The loss of one or more suppliers could increase its reliance on higher cost or lower quality supplies, which could negatively affect its profitability. Any interruptions to, or decline in, the amount or quality of its raw materials supply could materially disrupt its production and adversely affect its business, financial condition and financial prospects.

Volatile steel prices can cause significant fluctuations in Zhongchai Holding’s operating results. Zhongchai Holding’s revenues and operating income could decrease if steel prices increases or if it is unable to pass price increases on to its customers.

Zhongchai Holding’s principal raw material are processed metal parts and components which are made of carburizing steel. The steel industry as a whole is cyclical and, at times, pricing and availability of steel can be volatile due to numerous factors beyond Zhongchai Holding’s control, including general domestic and international economic conditions, labor costs, sales levels, competition, levels of inventory, consolidation of steel producers, higher raw material costs for steel producers, import duties and tariffs and currency exchange rates. This volatility can significantly affect the availability and cost of raw materials.

Zhongchai Holding’s suppliers, like many other processed metal parts and components manufacturers, maintain substantial inventories of steel to accommodate the short lead times and just-in-time delivery requirements of customers. Accordingly, they purchase steel in an effort to maintain their inventory at levels that they believe to be appropriate to satisfy the anticipated needs of customers based upon historic buying practices, supply agreements with customers and market conditions. When steel prices increase, competitive conditions will influence how much of the price increase suppliers would pass on to Zhongchai Holding and how much Zhongchai Holding can pass on to its customers. To the extent Zhongchai Holding is unable to pass on future price increases in raw materials to its customers, the revenues and profitability of Zhongchai Holding’s business could be adversely affected.

In 2017, China continued focusing on addressing the overcapacity in the steel industry and strengthening supply-side structural reform to drive sustained growth. As of December 2017, China has lowered steel production by about 115 million tons, according to reports issued by the Chinese government. Zhongchai Holding believes that the Chinese government will continue its efforts and target cutting 150 million tons of steel capacity by the end of 2018, while strictly controlling steel capacity increases. As a result, the average price of steel products, including its products and principal raw materials, increased in 2017. Steel demand continued to slightly outpace supply due to the reduction of overcapacity and average price of steel products continued to rise in 2018. However, there can be no assurance that Zhongchai Holding will be able to raise its prices to compensate for the increase in raw materials.

Zhongchai Holding is subject to various risks and uncertainties that might affect its ability to procure quality raw materials.

Zhongchai Holding’s performance depends on its ability to procure low cost, high quality raw materials on a timely basis from its suppliers. Zhongchai Holding’s suppliers are subject to certain risks, including availability of raw materials, labor disputes, inclement weather, natural disasters, and general economic and political conditions, which might limit the ability of Zhongchai Holding’s suppliers to provide low cost, high quality merchandise on a timely basis. Furthermore, for these or other reasons, one or more of Zhongchai Holding’s suppliers might not adhere to Zhongchai Holding’s quality control standards, and Zhongchai Holding might not identify the deficiency. Zhongchai Holding’s suppliers’ failure to supply quality materials at a reasonable cost on a timely basis could reduce Zhongchai Holding’s net sales or profits, damage its reputation and have an adverse effect on its financial condition.

Zhongchai Holding may lose its competitive advantage, and its operations may suffer, if it fails to prevent the loss or misappropriation of, or disputes over, its intellectual property.

Zhongchai Holding relies on a combination of patents, trademarks, trade secrets and confidentiality agreements to protect its intellectual property rights. While Zhongchai Holding is not currently aware of any infringement on its intellectual property rights, its ability to compete successfully and to achieve future revenue growth will depend, in significant part, on its ability to protect its proprietary technology. Despite many laws and regulations promulgated, as well as other efforts made, by China over the past several years in an attempt to protect intellectual property rights, intellectual property rights are not as certain in China as they would be in many Western countries, including the United States. Furthermore, enforcement of such laws and regulations in China has not been fully developed. Neither the administrative agencies nor the court systems in China are as equipped as their counterparts in developed countries to deal with violations or handle the nuances and complexities between compliant technological innovation and non-compliant infringement.

Zhongchai Holding’s transmission technology is protected through a combination of patents, trade secrets, confidentiality agreements and other methods. However, its competitors may independently develop similar proprietary methodologies or duplicate its products, or develop alternatives, which could have a material adverse effect on Zhongchai Holding’s business, results of operations and financial condition. The misappropriation or duplication of Zhongchai Holding’s intellectual property could disrupt its ongoing business, distract its management and employees, reduce its revenues and increase its expenses. Zhongchai Holding may need to litigate to enforce its intellectual property rights. Any such litigation could be time consuming and costly and the outcome of any such litigation cannot be guaranteed.

Zhongchai Holding has limited insurance coverage and may incur losses resulting from product liability claims, business interruption or natural disasters.

Zhongchai Holding is exposed to risks associated with product liability claims in the event that the use of its products results in property damage or personal injury. Since its products are ultimately incorporated into forklifts, it is possible that users of forklifts or people installing Zhongchai Holding’s products could be injured or killed, whether as a result of defects, improper installation or other causes. Because Zhongchai Holding continues to expand its customer base and because its products are used for long periods of time, Zhongchai Holding is unable to predict whether product liability claims will be brought against it in the future or to predict the impact of any resulting adverse publicity on its business. The successful assertion of product liability claims against Zhongchai Holding could result in potentially significant monetary damages and require Zhongchai Holding to make significant payments. Zhongchai Holding does not carry product liability insurance and may not have adequate resources to satisfy a judgment in the event of a successful claim against it. Any business interruption or natural disaster could result in substantial losses and diversion of Zhongchai Holding’s resources and materially and adversely affect its business, financial condition and results of operations.

Failure to make adequate contributions to various employee benefit plans as required by PRC regulations may subject Zhongchai Holding to penalties.

Zhongchai Holding is required under PRC law to participate in various government sponsored employee benefit plans, including social security insurance, housing funds and other welfare-oriented payments, and contribute to the plans in amounts equal to certain percentages of salaries, including bonuses and allowances, of its employees up to a maximum amount specified by the local government from time to time at locations where Zhongchai Holding operates its businesses. Zhongchai Holding has not made adequate employee benefit payments to the social security insurance and the housing fund. Zhongchai Holding may be required to make up the contributions for these plans. In addition, Zhongchai Holding may be required to pay late fees equal to 0.05% of the shortage of the contributions to the social security fund for each day Zhongchai Holding fails to make up the contributions and may be imposed fines up to three times of such shortage if Zhongchai Holding fails to make up the difference within the time frame prescribed by relevant government authorities. If Zhongchai Holding is subject to late fees or fines in relation to the underpaid employee benefits, Zhongchai Holding’s financial condition and results of operations may be adversely affected.

If labor costs in the PRC increase substantially, Zhongchai Holding’s business and costs of operations may be adversely affected.

In recent years, the Chinese economy has experienced inflation and labor cost increases. Average wages are projected to continue to increase. Further, under PRC law Zhongchai Holding is required to pay various statutory employee benefits, including pensions, housing funds, medical insurance, work-related injury insurance, unemployment insurance and maternity insurance to designated government agencies for the benefit of its employees. The relevant government agencies may examine whether an employer has made adequate payments to the statutory employee benefits, and those employers who fail to make adequate payments may be subject to late payment fees, fines and/or other penalties. Zhongchai Holding expects that its labor costs, including wages and employee benefits, will continue to increase based on the past trends. If Zhongchai Holding is unable to control its labor costs or pass such increased labor costs on to Zhongchai Holding’s customers, its financial condition and results of operations may be adversely affected.

Competition for Zhongchai Holding’s employees is intense, and it may not be able to attract and retain the highly skilled employees needed to support its business.

As Zhongchai Holding continues to experience growth, it believes its success depends on the efforts and talents of its employees, including engineers, financial personnel and marketing professionals. Its future success depends on its continued ability to attract, develop, motivate and retain highly qualified and skilled employees. Competition for highly skilled engineering, sales, technical and financial personnel is extremely intense. Zhongchai Holding may not be able to hire and retain these personnel at compensation levels consistent with its existing compensation and salary structure. Many of the companies with which Zhongchai Holding competes for experienced employees have greater resources than Zhongchai Holding has and may be able to offer more attractive terms of employment.

In addition, Zhongchai Holding invests significant time and expense in training its employees, which increases their value to competitors who may seek to recruit them. If Zhongchai Holding fails to retain its employees, it could incur significant expenses in hiring and training their replacements, and the quality of its services and its ability to serve customers could diminish, resulting in a material adverse effect on its business.

Zhongchai Holding’s business depends on the continued efforts of its senior management. If one or more of its key executives were unable or unwilling to continue in their present positions, its business may be severely disrupted.

Zhongchai Holding’s business operations depend on the continuing services of its senior management, particularly Peter Zuguang Wang, its sole director, and its other executive officers named in this proxy statement. While Zhongchai Holding has provided different incentives to its management, it cannot assure you that it can continue to retain their services. If one or more of Zhongchai Holding’s key executives were unable or unwilling to continue in their present positions, it may not be able to replace them easily or at all, its future growth may be constrained, its business may be severely disrupted and its financial condition and results of operations may be materially and adversely affected, and it may incur additional expenses to recruit, train and retain qualified personnel. In addition, although Greenland has entered into a non-competition agreement with Zhongchai Equity Holder and its affiliates, including Mr. Wang, there is no assurance that any member of Zhongchai Holding’s management team will not join its competitors or form a competing business. If any dispute arises between Zhongchai Holding and its current or former officers, it may have to incur substantial costs and expenses in order to enforce such agreements in China or it may be unable to enforce them at all.

If the status of Zhejiang Zhongchai as a “High and New Technology Enterprise” is revoked or expires, it may have to pay additional taxes or make up any previously unpaid taxes and may be subject to a higher tax rate, which would adversely affect its results of operations.

The PRC Enterprise Income Tax Law generally imposes a uniform income tax rate of 25% on all enterprises, but grants preferential treatment to “High and New Technology Enterprises” (“HNTEs”), pursuant to which HNTEs are instead subject to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years. During this three-year period, an HNTE must conduct a qualification self-review each year to ensure it meets the HNTE criteria, and will be subject to the regular 25% income tax rate for any year in which it does not meet the criteria. Zhejiang Zhongchai is qualified as an HNTE and therefore enjoyed 15% preferential income tax rate for the three years starting January 1, 2016 through December 31, 2019, and will need to re-apply for HNTE qualification in 2019.

There are uncertainties regarding future interpretation and implementation of the PRC Enterprise Income Tax Law and its implementing regulations. It is possible that the HNTE qualification of Zhejiang Zhongchai, or its entitlement to an income tax exemption or refund of their value-added tax, will be challenged by tax authorities and be repealed, or that there will be future implementing regulations that are inconsistent with current interpretation of the PRC Enterprise Income Tax. If Zhejiang Zhongchai cannot qualify for such preferential income tax status, its effective income tax rate will be increased significantly and it may have to pay additional income taxes to make up the previously unpaid taxes, which would reduce Zhongchai Holding’s net income.

Risks Related to Doing Business in China

Changes in China’s economic, political or social conditions or government policies could have a material adverse effect on our business and operations.

Substantially all of our assets and operations are located in China. Accordingly, our business, financial condition, results of operations and prospects may be influenced to a significant degree by political, economic and social conditions in China generally. The PRC economy differs from the economies of most developed countries in many respects, including the level of government involvement, level of development, growth rate, control of foreign exchange and allocation of resources. Although the PRC government has implemented measures emphasizing the utilization of market forces for economic reform, the reduction of state ownership of productive assets, and the establishment of improved corporate governance in business enterprises, a substantial portion of productive assets in China is still owned by the government. In addition, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies.

The PRC government also exercises significant control over China’s economic growth through allocating resources, controlling payment of foreign currency-denominated obligations, setting monetary policy, and providing preferential treatment to particular industries or companies.

While the PRC economy has experienced significant growth over the past decades, growth has been uneven, both geographically and among various sectors of the economy, and the rate of growth has been slowing since 2012. Any adverse changes in economic conditions in China, in the policies of the PRC government or in the laws and regulations in China could have a material adverse effect on the overall economic growth of China. Such developments could adversely affect our business and operating results, lead to reduction in demand for our services and adversely affect our competitive position. The PRC government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures may benefit the overall PRC economy, but may have a negative effect on us. For example, our financial condition and results of operations may be adversely affected by government control over capital investments or changes in tax regulations. In addition, in the past the PRC government has implemented certain measures, including interest rate adjustment, to control the pace of economic growth. These measures may cause decreased economic activity in China, which may adversely affect our business and operating results.

A severe or prolonged downturn in the PRC or global economy could materially and adversely affect our business and our financial condition.

The global macroeconomic environment is facing challenges. There is considerable uncertainty over the long-term effects of the expansionary monetary and fiscal policies adopted by the central banks and financial authorities of some of the world’s leading economies, including the United States and China. There have been concerns over unrest and terrorist threats in the Middle East, Europe and Africa and over the conflicts involving Ukraine, Syria and North Korea. There have also been concerns on the relationship among China and other Asian countries, which may result in or intensify potential conflicts in relation to territorial disputes, and the trade disputes between the United States and China. It is unclear whether these challenges and uncertainties will be contained or resolved, and what effects they may have on the global political and economic conditions in the long term.

Economic conditions in China are sensitive to global economic conditions, changes in domestic economic and political policies and the expected or perceived overall economic growth rate in China. While the economy in China has grown significantly over the past decades, growth has been uneven, both geographically and among various sectors of the economy, and the rate of growth has been slowing in recent years. Although growth of China’s economy remained relatively stable, there is a possibility that China’s economic growth may materially decline in the near future. Any severe or prolonged slowdown in the global or PRC economy may materially and adversely affect our business, results of operations and financial condition.

Uncertainties with respect to the PRC legal system and changes in laws and regulations in China could adversely affect us.

Zhongchai Holding conducts its business primarily through its PRC subsidiaries. Its operations in China are governed by PRC laws and regulations. The PRC subsidiaries are subject to laws and regulations applicable to foreign investment in China. The PRC legal system is a civil law system based on written statutes. Unlike the common law system, prior court decisions under the civil law system may be cited for reference but have limited precedential value. In addition, any new or changes in PRC laws and regulations related to foreign investment in China could affect the business environment and our ability to operate our business in China.

From time to time, we may have to resort to administrative and court proceedings to enforce our legal rights. Any administrative and court proceedings in China may be protracted, resulting in substantial costs and diversion of resources and management attention. Since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory provisions and contractual terms, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection we enjoy than in more developed legal systems. These uncertainties may impede our ability to enforce the contracts we have entered into and could materially and adversely affect our business and results of operations.

Furthermore, the PRC legal system is based in part on government policies and internal rules, some of which are not published on a timely basis or at all and may have retroactive effect. As a result, we may not be aware of our violation of any of these policies and rules until sometime after the violation. Such unpredictability towards our contractual, property and procedural rights could adversely affect our business and impede our ability to continue our operations.

The PRC government exerts substantial influence over the steel sector and the manner in which we must conduct our business activities.

The PRC government has exercised, and continues to exercise, substantial control over virtually every sector of the Chinese economy through regulation and state ownership, including steel sector where we have been doing our business. Any government decisions or actions to change the steel production, such as the reduction announced in 2016, or any decisions the government might make to cut spending, could adversely impact our business and results of operations.

In addition, our ability to operate in China may be harmed by changes in its laws and regulations, including those relating to taxation, import and export tariffs, environmental regulations, land use rights, property, and other matters. We believe that our operations in China are in material compliance with all applicable legal and regulatory requirements. However, the central or local governments of the jurisdictions in which we operate may impose new, stricter regulations or interpretations of existing regulations that would require additional expenditures and efforts on our part to ensure our compliance with such regulations or interpretations. Accordingly, government actions in the future, including any decision not to continue to support recent economic reforms and to return to a more centrally planned economy or regional or local variations in the implementation of economic policies, could have a significant effect on economic conditions in China or particular regions thereof.

You may have difficulty enforcing judgments against us.

Our assets are located, and our operations are conducted, in the PRC. In addition, substantially all of our directors and officers are nationals and residents of the PRC and a substantial portion of their assets is located outside the United States. As a result, it may be difficult to effect service of process within the United States upon these persons. In addition, there is uncertainty as to whether the courts of the PRC would recognize or enforce judgments of U.S. courts because China does not have any treaties or other arrangements that provide for the reciprocal recognition and enforcement of foreign judgments with the United States. In addition, according to the PRC Civil Procedures Law, courts in the PRC will not enforce a foreign judgment against us or our directors and officers if they decide that the judgment violates basic principles of PRC law or national sovereignty, security, or the public interest.

Implementation of the new labor laws and regulations in China may adversely affect our business and results of operations.

Pursuant to the labor contract law that took effect in January 2008, its implementation rules that took effect in September 2008 and its amendment that took effect in July 2013, employers are subject to stricter requirements in terms of signing labor contracts, minimum wages, paying remuneration, determining the term of employees’ probation and unilaterally terminating labor contracts. Due to lack of detailed interpretative rules and uniform implementation practices and broad discretion of the local competent authorities, it is uncertain as to how the labor contract law and its implementation rules will affect our current employment policies and practices. Our employment policies and practices may violate the labor contract law or its implementation rules, and we may thus be subject to related penalties, fines or legal fees. Compliance with the labor contract law and its implementation rules may increase our operating expenses, in particular our personnel expenses. In the event that we decide to terminate some of our employees or otherwise change our employment or labor practices, the labor contract law and its implementation rules may also limit our ability to effect those changes in a desirable or cost-effective manner, which could adversely affect our business and results of operations. On October 28, 2010, the Standing Committee of the National People’s Congress promulgated the PRC Social Insurance Law (the “Social Insurance Law”), which became effective on July 1, 2011. According to the Social Insurance Law, employees must participate in pension insurance, work-related injury insurance, medical insurance, unemployment insurance and maternity insurance and the employers must, together with their employees or separately, pay the social insurance premiums for such employees.

We expect our labor costs to increase due to the implementation of these new laws and regulations. As the interpretation and implementation of these new laws and regulations are still evolving, we cannot assure you that our employment practice will at all times be deemed in full compliance with labor-related laws and regulations in China, which may subject us to labor disputes or government investigations. If we are deemed to have violated relevant labor laws and regulations, we could be required to provide additional compensation to our employees and our business, financial condition and results of operations could be materially and adversely affected.

Further, labor disputes, work stoppages or slowdowns at our company or any of our third-party service providers could significantly disrupt our daily operation or our expansion plans and have a material adverse effect on our business.

Fluctuations in the value of the RMB may have an adverse effect on our shareholders’ investment.

Our reporting currency is the U.S. dollar. However, substantially all of our revenues are denominated in RMB. Any significant revaluation of the Renminbi may have a material adverse effect on the U.S. dollar equivalent amount of our revenues and financial condition as well as on the value of, and any dividends payable on, our ordinary shares in foreign currency terms. For instance, a decrease in the value of Renminbi against the U.S. dollar could reduce the U.S. dollar equivalent amounts of our financial results, the value of your investment in our ordinary shares and the dividends we may pay in the future, if any, all of which may have a material adverse effect on the prices of our ordinary shares. For 2017 and 2018, we had foreign currency translation gain of $1.7 million and foreign currency translation loss of $1.9 million, respectively, primarily due to the strengthening of the RMB against the U.S. dollar in 2017 and the material depreciation of the RMB against the U.S. dollar in 2018.

The value of the RMB against the U.S. dollar and other currencies is affected by changes in China’s political and economic conditions and China’s foreign exchange policies, among other things. In 2005, the PRC government changed its decades-old policy of pegging the value of the RMB to the U.S. dollar, and the RMB appreciated more than 20% against the U.S. dollar over the following three years. Between July 2008 and June 2010, this appreciation halted and the exchange rate between Renminbi and the U.S. dollar remained within a narrow band. Since June 2010, Renminbi has fluctuated against the U.S. dollar, at times significantly and unpredictably. With the development of the foreign exchange market and progress towards interest rate liberalization and Renminbi internationalization, the PRC government may in the future announce further changes to the exchange rate system and we cannot assure you that Renminbi will not appreciate or depreciate significantly in value against the U.S. dollar in the future. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between Renminbi and the U.S. dollar in the future.

The Renminbi may be revalued further against the U.S. dollar or other currencies, or may be permitted to enter into a full or limited free float, which may result in an appreciation or depreciation in the value of the Renminbi against the U.S. dollar or other currencies. In addition, there are very limited hedging transactions available in China to reduce our exposure to exchange rate fluctuations. While we may decide to enter into hedging transactions in the future, the availability and effectiveness of these hedges may be limited and we may not be able to successfully hedge our exposure, if at all. In addition, our currency exchange losses may be magnified by PRC exchange control regulations that restrict our ability to convert RMB into U.S. dollars.

Fluctuations in exchange rates could have a material adverse effect on our results of operations and the value of your investment. Most of our revenues are denominated in Renminbi, which is not freely convertible for capital account transactions and may be subject to exchange rate volatility.

We are exposed to the risks associated with foreign exchange controls and restrictions in China, as our revenues are primarily denominated in Renminbi, which is currently not freely exchangeable. The PRC government imposes control over the convertibility between Renminbi and foreign currencies. Under the PRC foreign exchange regulations, payments for “current account” transactions, including remittance of foreign currencies for payment of dividends, profit distributions, interest and operation-related expenditures, may be made without prior approval but are subject to procedural requirements. Strict foreign exchange control continues to apply to “capital account” transactions, such as direct foreign investment and foreign currency loans. These capital account transactions must be approved by, or registered with, the PRC State Administration of Foreign Exchange (“SAFE”). Further, capital contribution by an offshore shareholder to its PRC subsidiaries may require approval by the Ministry of Commerce in China (“MOFCOM”) or its local counterparts. We cannot assure you that we are able to meet all of our foreign currency obligations to remit profits out of China, to pay dividends, or to fund operations in China.

The Circular on Reforming the Administration of Foreign Exchange Settlement of Capital of Foreign Invested Enterprises, or SAFE Circular 19, effective as of June 1, 2015, as amended by Circular of the State Administration of Foreign Exchange on Reforming and Regulating Policies on the Control over Foreign Exchange Settlement under the Capital Account, or SAFE Circular 16, effective on June 9, 2016, allows Foreign Invested Enterprises to settle their foreign exchange capital at their discretion, but continues to prohibit Foreign Invested Enterprises from using the Renminbi funds converted from their foreign exchange capital for expenditure beyond their business scopes, and also prohibit FIEs from using such Renminbi funds to provide loans to persons other than affiliates unless otherwise permitted under its business scope. SAFE Circular 19 and SAFE Circular 16 may significantly limit our ability to invest in or acquire any other PRC companies through our PRC subsidiaries, or to establish new consolidated VIEs in China, which may adversely affect our business, financial condition and results of operations.

Governmental control of currency conversion may limit our ability to utilize our revenues effectively and affect the value of your investment.

The PRC government imposes controls on the convertibility of the Renminbi into foreign currencies and, in certain cases, the remittance of currency out of China. We receive substantially all of our revenues in Renminbi. Under our current corporate structure, we may rely on dividend payments from our PRC subsidiary to fund any cash and financing requirements we may have. Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and trade and service-related foreign exchange transactions, can be made in foreign currencies without prior approval of SAFE by complying with certain procedural requirements. Specifically, under the existing exchange restrictions, without prior approval of SAFE, cash generated from the operations of our PRC subsidiary in China may be used to pay dividends to our company. However, approval from or registration with appropriate government authorities is required where Renminbi is to be converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of loans denominated in foreign currencies. As a result, we need to obtain SAFE approval to use cash generated from the operations of our PRC subsidiaries and consolidated affiliated entities to pay off their respective debt in a currency other than Renminbi owed to entities outside China, or to make other capital expenditure payments outside China in a currency other than Renminbi.

In light of the flood of capital outflows of China in 2016 due to the weakening RMB, the PRC government has imposed more restrictive foreign exchange policies and stepped up scrutiny of major outbound capital movement including overseas direct investment. More restrictions and substantial vetting process are put in place by SAFE to regulate cross-border transactions falling under the capital account. If any of our shareholders regulated by such policies fails to satisfy the applicable overseas direct investment filing or approval requirement timely or at all, it may be subject to penalties from the relevant PRC authorities. The PRC government may at its discretion further restrict access in the future to foreign currencies for current account transactions. If the foreign exchange control system prevents us from obtaining sufficient foreign currencies, we may not be able to satisfy our foreign currency demands.

Certain PRC regulations may make it more difficult for us to pursue growth through acquisitions.

Among other things, the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “M&A Rules”), adopted by six PRC regulatory agencies in 2006 and amended in 2009, established additional procedures and requirements that could make merger and acquisition activities by foreign investors more time-consuming and complex. Such regulation requires, among other things, that MOFCOM be notified in advance of any change-of-control transaction in which a foreign investor acquires control of a PRC domestic enterprise and involves any of the following circumstances: (i) any important industry is concerned, (ii) such transaction involves factors that impact or may impact national economic security, or (iii) such transaction will lead to a change in control of a domestic enterprise which holds a famous trademark or PRC time-honored brand. We do not expect that this Business Combination will trigger MOFCOM pre-notification under each of the above-mentioned circumstances or any review by other PRC government authorities. Moreover, the Anti-Monopoly Law promulgated by the Standing Committee of the NPC which became effective in 2008 requires that transactions which are deemed concentrations and involve parties with specified turnover thresholds must be cleared by MOFCOM before they can be completed. In addition, PRC national security review rules that became effective in September 2011 require acquisitions by foreign investors of PRC companies engaged in military related or certain other industries that are crucial to national security be subject to security review before consummation of any such acquisition. We may pursue potential strategic acquisitions that are complementary to our business and operations. Complying with the requirements of these regulations to complete such transactions could be time-consuming, and any required approval processes, including obtaining approval or clearance from MOFCOM, may delay or inhibit our ability to complete such transactions, which could affect our ability to expand our business or maintain our market share.

China’s legal system is different from those in some other countries.

China is a civil law jurisdiction. Under the civil law system, prior court decisions may be cited as persuasive authority but do not have binding precedential effect. Although progress has been made in the promulgation of laws and regulations dealing with economic matters, such as corporate organization and governance, foreign investment, commerce, taxation and trade, China’s legal system remains less developed than the legal systems in many other countries. Furthermore, because many laws, regulations and legal requirements have been recently adopted, their interpretation and enforcement by the courts and administrative agencies may involve uncertainties. Sometimes, different government departments may have different interpretations. Licenses and permits issued or granted by one government authority may be revoked by a higher government authority at a later time. Government authorities may decline to take action against unlicensed operators which may work to the disadvantage of licensed operators, including us. The PRC legal system is based in part on government policies and internal rules that may have a retroactive effect. We may not be aware of our violation of these policies and rules until sometime after the violation. Changes in China’s legal and regulatory framework, the promulgation of new laws and possible conflicts between national and provincial regulations could adversely affect our financial condition and results of operations. In addition, any litigation in China may result in substantial costs and diversion of resources and management attention.

PRC regulations relating to investments in offshore companies by PRC residents may subject our future PRC-resident beneficial owners or our PRC subsidiaries to liability or penalties, limit our ability to inject capital into our PRC subsidiaries or limit our PRC subsidiaries’ ability to increase their registered capital or distribute profits.

SAFE promulgated the Circular on Relevant Issues Concerning Foreign Exchange Control on Domestic Residents’ Offshore Investment and Financing and Roundtrip Investment through Special Purpose Vehicles (“SAFE Circular 37”) on July 4, 2014, which replaced the former circular commonly known as “SAFE Circular 75” promulgated by SAFE on October 21, 2005. SAFE Circular 37 requires PRC residents to register with local branches of SAFE in connection with their direct establishment or indirect control of an offshore entity, for the purpose of overseas investment and financing, with such PRC residents’ legally owned assets or equity interests in domestic enterprises or offshore assets or interests, referred to in SAFE Circular 37 as a “special purpose vehicle.” SAFE Circular 37 further requires amendment to the registration in the event of any significant changes with respect to the special purpose vehicle, such as increase or decrease of capital contributed by PRC individuals, share transfer or exchange, merger, division or other material event. In the event that a PRC shareholder holding interests in a special purpose vehicle fails to fulfill the required SAFE registration, the PRC subsidiaries of that special purpose vehicle may be prohibited from making profit distributions to the offshore parent and from carrying out subsequent cross-border foreign exchange activities, and the special purpose vehicle may be restricted in its ability to contribute additional capital into its PRC subsidiary. Moreover, failure to comply with the various SAFE registration requirements described above could result in liability under PRC law for evasion of foreign exchange controls.

We believe that some of our shareholders are PRC residents under SAFE Circular 37. We do not have control over the these shareholders and our other beneficial owners and cannot assure you that all of our PRC-resident beneficial owners have complied with, and will in the future comply with, SAFE Circular 37 and subsequent implementation rules. The failure of PRC-resident beneficial owners to register or amend their SAFE registrations in a timely manner pursuant to SAFE Circular 37 and subsequent implementation rules, or the failure of future PRC-resident beneficial owners of our company to comply with the registration procedures set forth in SAFE Circular 37 and subsequent implementation rules, may subject such beneficial owners or our PRC subsidiaries to fines and legal sanctions. Furthermore, SAFE Circular 37 is unclear how this regulation, and any future regulation concerning offshore or cross-border transactions, will be interpreted, amended and implemented by the relevant PRC government authorities, and we cannot predict how these regulations will affect our business operations or future strategy. Failure to register or comply with relevant requirements may also limit our ability to contribute additional capital to our PRC subsidiaries and limit our PRC subsidiaries’ ability to distribute dividends to us. These risks could in the future have a material adverse effect on our business, financial condition and results of operations.

All employee participants in our equity incentive plans who are PRC citizens may be required to register with the SAFE. We may also face regulatory uncertainties that could restrict our ability to adopt additional option plans for our directors and employees under PRC law.

In December 2006, the People’s Bank of China promulgated the Administrative Measures for Individual Foreign Exchange, which set forth the respective requirements for foreign exchange transactions by PRC individuals under either current account or the capital account. In January 2007, the SAFE issued the Implementation Rules of the Administrative Measures for Individual Foreign Exchange, which, among other things, specified approval requirements for certain capital account transactions such as a PRC citizen’s participation in the employee stock ownership plans or stock option plans of an overseas publicly-listed company. On March 28, 2007, the SAFE promulgated the Processing Guidance on Foreign Exchange Administration for Domestic Individuals Participating in Employee Stock Ownership Plans or Stock Option Plans of Overseas-Listed Companies (the “Stock Option Rule”). Under the Stock Option Rule, PRC citizens who are granted stock options by an overseas publicly-listed company are required, through a qualified PRC domestic agent or PRC subsidiary of such overseas publicly-listed company, to register with the SAFE and complete certain other procedures. In February 2012, the SAFE promulgated the Notice on Issues Concerning the Foreign Exchange Administration for Domestic Individuals Participating in Stock Incentive Plan of Overseas Publicly Listed Company, according to which, employees, directors, supervisors and other management members participating in any equity incentive plan of an overseas publicly listed company who are PRC citizens or who are non-PRC citizens residing in China for a continuous period of not less than one year, subject to limited exceptions, are required to register with SAFE through a domestic qualified agent, which could be a PRC subsidiary of such overseas listed company, and complete certain other procedures. Failure to complete the SAFE registrations may subject them to fines and legal sanctions and may also limit our ability to make payments under our equity incentive plans or receive dividends or sales proceeds related thereto, or our ability to contribute additional capital into our subsidiaries in China and limit our subsidiaries’ ability to distribute dividends to us. We also face regulatory uncertainties that could restrict our ability to adopt additional equity incentive plans for our directors and employees under PRC law.

In addition, the PRC State Administration of Taxation has issued circulars concerning employee share options or restricted shares. Under these circulars, employees working in the PRC who exercise share options, or whose restricted shares vest, will be subject to PRC individual income tax. The PRC subsidiaries of an overseas listed company have obligations to file documents related to employee share options or restricted shares with relevant tax authorities and to withhold individual income taxes of those employees related to their share options or restricted shares. If the employees fail to pay, or the PRC subsidiaries fail to withhold applicable income taxes, the PRC subsidiaries may face sanctions imposed by the tax authorities or other PRC government authorities.

If we are classified as a PRC resident enterprise for PRC income tax purposes, such classification could result in unfavorable tax consequences to us and our non-PRC shareholders.

Under the PRC Enterprise Income Tax Law and its implementation rules, an enterprise established outside of the PRC with “de facto management body” within China is considered a “resident enterprise” and will be subject to the enterprise income tax on its global income at the rate of 25%. The implementation rules define the term “de facto management body” as the body that exercises full and substantial control and overall management over the business, productions, personnel, accounts and properties of an enterprise. In 2009, the State Administration of Taxation (the “SAT”) issued the Circular of the State Administration of Taxation on Issues Relating to Identification of PRC-Controlled Overseas Registered Enterprises as Resident Enterprises in Accordance With the De Facto Standards of Organizational Management (the “SAT Circular 82”), which provides certain specific criteria for determining whether the “de facto management body” of a PRC-controlled enterprise that is incorporated offshore is located in China. Although this circular only applies to offshore enterprises controlled by PRC enterprises or PRC enterprise groups, not those controlled by PRC individuals or foreigners, the criteria set forth in the circular may reflect SAT’s general position on how the “de facto management body” text should be applied in determining the tax resident status of all offshore enterprises. According to SAT Circular 82, an offshore incorporated enterprise controlled by a PRC enterprise or a PRC enterprise group will be regarded as a PRC tax resident by virtue of having its “de facto management body” in China and will be subject to PRC enterprise income tax on its global income only if all of the following conditions are met: (i) the primary location of the day-to-day operational management is in China; (ii) decisions relating to the enterprise’s financial and human resource matters are made or are subject to approval by organizations or personnel in China; (iii) the enterprise’s primary assets, accounting books and records, company seals, and board and shareholder resolutions, are located or maintained in China; and (iv) at least 50% of voting board members or senior executives habitually reside in China.

We believe that we are not a PRC resident enterprise for PRC tax purposes. However, the tax resident status of an enterprise is subject to determination by the PRC tax authorities and uncertainties remain with respect to the interpretation of the term “de facto management body.” If the PRC tax authorities determine that we are a PRC resident enterprise for enterprise income tax purposes, we could be subject to PRC tax at a rate of 25% on our worldwide income, which could materially reduce our net income, and we may be required to withhold a 10% withholding tax from dividends we pay to our shareholders that are non-resident enterprises, including the holders of our ordinary shares. In addition, non-resident enterprise shareholders (including our ordinary share holders) may be subject to PRC tax on gains realized on the sale or other disposition of ordinary shares, if such income is treated as sourced from within China. Furthermore, if we are deemed a PRC resident enterprise, dividends payable to our non-PRC individual shareholders and any gain realized on the transfer of ordinary shares by such shareholders may be subject to PRC tax at a rate of 10% in the case of non-PRC enterprises or a rate of 20% in the case of non-PRC individuals unless a reduced rate is available under an applicable tax treaty. It is unclear whether non-PRC shareholders of our company would be able to claim the benefits of any tax treaties between their country of tax residence and the PRC in the event that we are treated as a PRC resident enterprise. Any such tax may reduce the returns on your investment in our ordinary shares.

Restrictions under PRC law on our PRC subsidiaries’ ability to pay dividends and make other distributions could materially and adversely affect our ability to grow, make investments or acquisitions that could benefit our business, pay dividends to you, and otherwise fund and conduct our business.

Our revenues are generated by our PRC subsidiaries. However, PRC regulations restrict the ability of our PRC subsidiaries to pay dividends and make other payments to their offshore parent company. PRC legal restrictions permit payments of dividends by our PRC subsidiaries only out of their accumulated after-tax profits, if any, determined in accordance with PRC accounting standards and regulations. Our PRC subsidiaries are also required under PRC laws and regulations to allocate at least 10% of their annual after-tax profits to a statutory general reserve fund until the amounts in said fund reaches 50% of their registered capital. Allocations to these statutory reserve funds can be used only for specific purposes and are not transferable to us in the form of loans, advances, or cash dividends. Any limitations on the ability of our PRC subsidiaries to transfer funds to us could materially and adversely limit our ability to grow, make investments or acquisitions that could be beneficial to our business, pay dividends and otherwise fund and conduct our business.

Our PRC subsidiaries generate primarily all of their revenue in Renminbi, which is not freely convertible into other currencies. As result, any restriction on currency exchange may limit the ability of our PRC subsidiaries to use their Renminbi revenues to pay dividends to us.

The PRC government may continue to strengthen its capital controls, and more restrictions and substantial vetting process may be put forward by SAFE for cross-border transactions falling under both the current account and the capital account. Any limitation on the ability of our PRC subsidiaries to pay dividends or make other kinds of payments to us could materially and adversely limit our ability to grow, make investments or acquisitions that could be beneficial to our business, pay dividends, or otherwise fund and conduct our business.

In addition, the Enterprise Income Tax Law (“EIT Law”) and its implementation rules provide that a withholding tax rate of up to 10% will be applicable to dividends payable by PRC companies to non-PRC-resident enterprises unless otherwise exempted or reduced according to treaties or arrangements between the PRC central government and governments of other countries or regions where the non-PRC-resident enterprises are incorporated.

PRC regulation of loans to and direct investment in PRC entities by offshore holding companies and governmental control of currency conversion may delay or prevent us from using the proceeds of public offerings to make loans to our PRC subsidiaries in China, which could materially and adversely affect our liquidity and our ability to fund and expand our business.

We are an offshore holding company conducting our operations in China through our PRC subsidiaries. We may make loans to our PRC subsidiaries subject to the approval from governmental authorities and limitation of amount, or we may make additional capital contributions to our wholly foreign-owned subsidiaries in China.

Any loans to our wholly foreign-owned subsidiaries in China, which are treated as foreign-invested enterprises under PRC law, are subject to PRC regulations and foreign exchange loan registrations. For example, loans by us to our wholly foreign-owned subsidiaries in China to finance their activities cannot exceed statutory limits and must be registered with the local counterpart of the SAFE. In addition, a foreign invested enterprise shall use its capital pursuant to the principle of authenticity and self-use within its business scope. The capital of a foreign invested enterprise shall not be used for the following purposes: (i) directly or indirectly used for payment beyond the business scope of the enterprises or the payment prohibited by relevant laws and regulations; (ii) directly or indirectly used for investment in securities or investments other than banks’ principal-secured products unless otherwise provided by relevant laws and regulations; (iii) the granting of loans to non-affiliated enterprises, except where it is expressly permitted in the business license; and (iv) paying the expenses related to the purchase of real estate that is not for self-use (except for the foreign-invested real estate enterprises).

SAFE promulgated the Notice of the State Administration of Foreign Exchange on Reforming the Administration of Foreign Exchange Settlement of Capital of Foreign-invested Enterprises (“SAFE Circular 19”), effective June 2015, in replacement of the Circular on the Relevant Operating Issues Concerning the Improvement of the Administration of the Payment and Settlement of Foreign Currency Capital of Foreign-Invested Enterprises, the Notice from the State Administration of Foreign Exchange on Relevant Issues Concerning Strengthening the Administration of Foreign Exchange Businesses, and the Circular on Further Clarification and Regulation of the Issues Concerning the Administration of Certain Capital Account Foreign Exchange Businesses. According to SAFE Circular 19, the flow and use of the RMB capital converted from foreign currency-denominated registered capital of a foreign-invested company is regulated such that RMB capital may not be used for the issuance of RMB entrusted loans, the repayment of inter-enterprise loans or the repayment of banks loans that have been transferred to a third party. Although SAFE Circular 19 allows RMB capital converted from foreign currency-denominated registered capital of a foreign-invested enterprise to be used for equity investments within China, it also reiterates the principle that RMB converted from the foreign currency-denominated capital of a foreign-invested company may not be directly or indirectly used for purposes beyond its business scope. Thus, it is unclear whether SAFE will permit such capital to be used for equity investments in China in actual practice. SAFE promulgated the Notice of the State Administration of Foreign Exchange on Reforming and Standardizing the Foreign Exchange Settlement Management Policy of Capital Account (“SAFE Circular 16”), effective on June 9, 2016, which reiterates some of the rules set forth in SAFE Circular 19, but changes the prohibition against using RMB capital converted from foreign currency-denominated registered capital of a foreign-invested company to issue RMB entrusted loans to a prohibition against using such capital to issue loans to non-associated enterprises. Violations of SAFE Circular 19 and SAFE Circular 16 could result in administrative penalties. SAFE Circular 19 and SAFE Circular 16 may significantly limit our ability to transfer any foreign currency we hold, including the net proceeds from public offering, to our PRC subsidiaries, which may adversely affect our liquidity and our ability to fund and expand our business in China.

In light of the flood of capital outflows of China, the PRC government may from time to time impose more restrictive foreign exchange policies and step up scrutiny of major outbound capital movement. More restrictions and substantial vetting process may be required by SAFE or other government authorities to regulate cross-border transactions falling under the capital account. The PRC government may at its discretion restrict access to foreign currencies for current account transactions in the future. If the foreign exchange control system prevents us from obtaining sufficient foreign currencies to satisfy our foreign currency demands, we may not be able to pay dividends in foreign currencies to our shareholders, including holders of our ordinary shares.

In light of the various requirements imposed by PRC regulations on loans to and direct investment in PRC entities by offshore holding companies, we cannot assure you that we will be able to complete the necessary government registrations or obtain the necessary government approvals on a timely basis, if at all, with respect to future loans to our PRC subsidiaries or future capital contributions by us to our wholly foreign-owned subsidiaries in China. As a result, uncertainties exist as to our ability to provide prompt financial support to our PRC subsidiaries when needed. If we fail to complete such registrations or obtain such approvals, our ability to use the proceeds we expect to receive from public offering and to capitalize or otherwise fund our PRC operations may be negatively affected, which could materially and adversely affect our liquidity and our ability to fund and expand our business.

We face uncertainty with respect to indirect transfers of equity interests in PRC resident enterprises by their non-PRC holding companies.

In February 2015, the SAT issued the Public Notice Regarding Certain Enterprise Income Tax Matters on Indirect Transfer of Properties by Non-Resident Enterprises, or SAT Public Notice 7. SAT Public Notice 7 extends its tax jurisdiction to not only indirect transfers but also transactions involving transfer of other taxable assets, through the offshore transfer of a foreign intermediate holding company. In addition, SAT Public Notice 7 provides certain criteria on how to assess reasonable commercial purposes and has introduced safe harbors for internal group restructurings and the purchase and sale of equity through a public securities market. SAT Public Notice 7 also brings challenges to both the foreign transferor and transferee (or other person who is obligated to pay for the transfer) of the taxable assets. Where a non-resident enterprise conducts an “indirect transfer” by transferring the taxable assets indirectly by disposing of the equity interests of an overseas holding company, the non-resident enterprise being the transferor, or the transferee, or the PRC entity which directly owns the taxable assets may report to the relevant tax authority such indirect transfer. Using a “substance over form” principle, the PRC tax authority may disregard the existence of the overseas holding company if it lacks a reasonable commercial purpose and was established for the purpose of reducing, avoiding or deferring PRC tax. As a result, gains derived from such indirect transfer may be subject to PRC enterprise income tax, and the transferee or other person who is obligated to pay for the transfer is obligated to withhold the applicable taxes, currently at a tax rate of 10% for the transfer of equity interests in a PRC resident enterprise. Both the transferor and the transferee may be subject to penalties under PRC tax laws if the transferee fails to withhold the taxes and the transferor fails to pay the taxes. However, according to the aforesaid safe harbor rule, the PRC tax would not be applicable to the transfer by any non-resident enterprise of Greenland Shares acquired and sold on public securities markets.

On October 17, 2017, the SAT issued the Public Notice on Issues Relating to Withholding at Source of Income Tax of Non-resident Enterprises (the “SAT Public Notice 37”), which came into effect on December 1, 2017. According to SAT Public Notice 37, where the non-resident enterprise fails to declare its tax payable pursuant to Article 39 of the EIT Law, the tax authority may order it to pay its tax due within required time limits, and the non-resident enterprise shall declare and pay its tax payable within such time limits specified by the tax authority. If the non-resident enterprise voluntarily declares and pays its tax payable before the tax authority orders it to do so, it shall be deemed that such enterprise has paid its tax payable in time.

We face uncertainties on the reporting and consequences of future private equity financing transactions, share exchanges or other transactions involving the transfer of shares in our company by investors that are non-PRC resident enterprises. The PRC tax authorities may pursue such non-resident enterprises with respect to a filing or the transferees with respect to withholding obligation, and request our PRC subsidiaries to assist in the filing. As a result, we and non-resident enterprises in such transactions may become at risk of being subject to filing obligations or being taxed under SAT Public Notice 7 and SAT Public Notice 37, and may be required to expend valuable resources to comply with them or to establish that we and our non-resident enterprises should not be taxed under these regulations, which may have a material adverse effect on our financial condition and results of operations.

Any failure to comply with PRC environmental laws may require us to incur significant costs.

We carry on our business in an industry that is subject to PRC environmental protection laws and regulations. These laws and regulations require enterprises engaged in manufacturing and construction that may cause environmental waste to adopt effective measures to control such waste. In addition, such enterprises are required to pay fines, or to cease operations entirely under extreme circumstances, should they discharge waste substances. The Chinese government may also change the existing laws or regulations or impose additional or stricter laws or regulations, compliance with which may cause us to incur significant capital expenditures, which we may be unable to pass on to our customers through higher prices for our products.

We must comply with the Foreign Corrupt Practices Act.

We are required to comply with the United States Foreign Corrupt Practices Act, which prohibits U.S. companies from making prohibited payments to foreign officials for the purpose of obtaining or retaining business. Corruption, extortion, bribery, pay-offs, theft and other fraudulent practices occur from time to time in mainland China. If any of our non-U.S. listed competitors that are not subject to the Foreign Corrupt Practices Act engage in these practices, they may receive preferential treatment and secure business from government officials in a way that is unavailable to us. Furthermore, although we inform our personnel that such practices are illegal, we cannot assure you that our employees or other agents will not engage in illegal conduct for which we might be held responsible under U.S. law. If our employees or other agents are found to have engaged in such practices, we could suffer severe penalties.

Because our funds are held in banks that do not provide insurance, the failure of any bank in which we deposit our funds could affect our ability to continue our business operations.

Banks and other financial institutions in the PRC do not provide insurance for funds held on deposit. The Chinese government implemented the bank deposit insurance program on May 1, 2015. Financial institutions are required to pay insurance premiums into a fund that is managed by an agency appointed by the State Council. The program is designed to return bank clients’ deposits if their bank suffers insolvency or bankruptcy. The reimbursement is drawn from the new fund in the case of the deposit being RMB 500,000 or less. However, the implementation and impact of this program are uncertain. As a result, in the event of a bank failure, we may not have access to funds on deposit. Depending upon the amount of money we maintain in a bank that fails, our inability to have access to our cash could impair our operations, and, if we are not able to access funds to pay our suppliers, employees and other creditors, we may be unable to continue our business operations.

If relations between the United States and China worsen, investors may be unwilling to hold or buy the Greenland Shares and our share price may decrease.

At various times during recent years, the United States and China have had significant disagreements over political and economic issues, which may result in or intensify potential conflicts in relation to territorial, regional security and trade disputes. For instance, the United States has expressed a desire to reexamine the trade relationship between China and the United States. Any continuing or worsening slowdown could significantly reduce domestic growth in China and therefore adversely affect our business, financial condition and results of operations.

If we become directly subject to the scrutiny, criticism and negative publicity that is historically related to U.S.-listed Chinese companies, we may have to expend significant resources to investigate and resolve the matter which could harm our business operations, stock price and reputation and could result in a loss of your investment in our stock, especially if such matter cannot be addressed and resolved favorably.

In past years, U.S. public companies that have substantially all of their operations in China, particularly companies that have completed reverse merger transactions, have been the subject of intense scrutiny, criticism and negative publicity by investors, financial commentators and regulatory agencies, such as the SEC. Much of the scrutiny, criticism and negative publicity has centered around financial and accounting irregularities and mistakes, a lack of effective internal controls over financial accounting, inadequate corporate governance policies or a lack of adherence thereto and, in many cases, allegations of fraud. As a result of the scrutiny, criticism and negative publicity, the publicly traded stock of many U.S. listed Chinese companies has sharply decreased in value and, in some cases, has become virtually worthless. Many of these companies are now, or were in the recent past, subject to shareholder lawsuits, SEC enforcement actions and are conducting internal and external investigations into the allegations. If we become the subject of any unfavorable allegations, whether such allegations are proven to be true or untrue, we will have to expend significant resources to investigate such allegations and/or defend our Company. This situation will be costly and time consuming and distract our management from growing our Company. If such allegations are not proven to be groundless, our Company and business operations will be severely impacted and your investment in our stock could be rendered worthless.

The disclosures in our reports and other filings with the SEC and our other public pronouncements are not subject to the scrutiny of any regulatory bodies in the PRC. Accordingly, our public disclosure should be reviewed in light of the fact that no governmental agency that is located in China where substantially all of our operations and business are located have conducted any due diligence on our operations or reviewed or cleared any of our disclosures.

We are regulated by the SEC and our reports and other filings with the SEC are subject to SEC review in accordance with the rules and regulations promulgated by the SEC under the Securities Act and the Exchange Act. Unlike public reporting companies whose operations are located primarily in the United States, however, substantially all of our operations are located in China. Since substantially all of our operations and business take place in China, it may be more difficult for the Staff of the SEC to overcome the geographic and cultural obstacles that are present when reviewing our disclosures. These same obstacles are not present for similar companies whose operations or business take place entirely or primarily in the United States. Furthermore, our SEC reports and other disclosures and public pronouncements are not subject to the review or scrutiny of any PRC regulatory authority. For example, the disclosure in our SEC reports and other filings are not subject to the review of China Securities Regulatory Commission, a PRC regulator that is tasked with oversight of the capital markets in China. Accordingly, you should review our SEC reports, filings and our other public pronouncements with the understanding that no local regulator has done any due diligence on our Company and with the understanding that none of our SEC reports, other filings or any of our other public pronouncements has been reviewed or otherwise been scrutinized by any local regulator.

The audit report included in this proxy statement is prepared by auditors who are not inspected fully by the Public Company Accounting Oversight Board (the “PCAOB”), and, as such, our shareholders are deprived of the benefits of such inspection.

As an auditor of companies that are publicly traded in the United States and a firm registered with the PCAOB, BDO China Shu Lun Pan Certified Public Accountants LLP is required under the laws of the United States to undergo regular inspections by the PCAOB. However, because we have substantial operations within the PRC, a jurisdiction where the PCAOB is currently unable to conduct inspections without the approval of the Chinese government authorities, our auditor and its audit work is not currently inspected fully by the PCAOB.

Inspections of other auditors conducted by the PCAOB outside China have at times identified deficiencies in those auditors’ audit procedures and quality control procedures, which may be addressed as part of the inspection process to improve future audit quality. The lack of PCAOB inspections of audit work undertaken in China prevents the PCAOB from regularly evaluating our auditor’s audits and its quality control procedures. As a result, shareholders may be deprived of the benefits of PCAOB inspections, and may lose confidence in our reported financial information and procedures and the quality of our financial statements.

Changes in U.S. and international trade policies, particularly with regard to China, may adversely impact our business and operating results.

The U.S. government has recently made statements and taken certain actions that may lead to potential changes to U.S. and international trade policies, including recently-imposed tariffs affecting certain products manufactured in China. It is unknown whether and to what extent new tariffs (or other new laws or regulations) will be adopted, or the effect that any such actions would have on us or our industry and users. Although cross-border business may not be an area of our focus, if we plan to sell our products internationally in the future, any unfavorable government policies on international trade, such as capital controls or tariffs, may affect the demand for our products and services, impact the competitive position of our products or prevent us from being able to sell products in certain countries. If any new tariffs, legislation and/or regulations are implemented, or if existing trade agreements are renegotiated or, in particular, if the U.S. government takes retaliatory trade actions due to the recent U.S.-China trade tension, such changes could have an adverse effect on our business, financial condition, results of operations.

Risks Related to Greenland

You have limited rights or interests in funds in the Trust Account. To liquidate your investment, therefore, you may be forced to sell your Public Shares, Rights or Warrants, potentially at a loss.

Public Shareholders will be entitled to receive funds from the Trust Account only upon (i) such shareholder’s exercise of Redemption Rights in connection with Greenland’s initial business combination (which will be the Business Combination should it occur) and then only in connection with those Greenland Shares that such shareholder properly elected to redeem, subject to the limitations described herein, (ii) the Redemption of any Public Shares properly tendered in connection with a shareholder vote to amend the Memorandum and Articles of Association to (A) modify the substance or timing of Greenland’s obligation to redeem 100% of the Public Shares if Greenland does not complete an initial business combination by October 25, 2019 (or April 27, 2020, if we extend the period of time to consummate a business combination) or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity and (iii) the Redemption of Public Shares if Greenland is unable to complete an initial business combination by October 25, 2019 (or April 27, 2020, if we extend the period of time to consummate a business combination), subject to applicable law and as further described herein. In addition, if Greenland’s plan to redeem its Public Shares if it is unable to complete an initial Business Combination by October 25, 2019 (or April 27, 2020, if we extend the period of time to consummate a business combination) is not completed for any reason, compliance with applicable law and the Memorandum and Articles of Association may require that Greenland submit a plan of dissolution to its then-existing shareholders for approval prior to the distribution of the proceeds held in Greenland’s Trust Account. In that case, Public Shareholders may be forced to wait beyond October 25, 2019 (or April 27, 2020, if we extend the period of time to consummate a business combination) before they receive funds from the Trust Account. In no other circumstances will a Public Shareholder have any right or interest of any kind in the Trust Account. Accordingly, to liquidate your investment, you may be forced to sell your Public Shares, Rights or Warrants, potentially at a loss.

If you or a “group” of shareholders are deemed to hold in excess of 15% of Greenland Shares, you will lose the ability to redeem all such shares in excess of 15% of Greenland Shares.

The Memorandum and Articles of Association provide that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking Redemption Rights with respect to more than an aggregate of 15% of the shares sold in Greenland’s IPO, which is referred to as the “Excess Shares.” However, such shareholders may vote all their shares (including Excess Shares) for or against the Business Combination. Your inability to redeem the Excess Shares will reduce your influence over Greenland’s ability to complete the Business Combination and you could suffer a material loss on your investment in Greenland if you sell Excess Shares in open market transactions. Additionally, you will not receive Redemption distributions with respect to the Excess Shares if Greenland completes the Business Combination. As a result, you will continue to hold that number of shares exceeding 15% and, in order to dispose of such shares, would be required to sell your shares in open market transactions, potentially at a loss.

Greenland’s shareholders may be held liable for claims by third parties against Greenland to the extent of distributions received by them upon Redemption of their shares.

If Greenland is forced to enter into an insolvent liquidation, any distributions received by shareholders could be viewed as an unlawful payment if it was proved that immediately after the distribution was made, either (i) the value of Greenland’s liabilities exceeded the value of its assets, or (ii) Greenland was unable to pay its debts as they fall due. As a result, a liquidator could seek to recover all amounts received by Greenland’s shareholders. Furthermore, Greenland’s directors may be viewed as having breached their fiduciary duties to Greenland or Greenland’s creditors and/or having acted in bad faith, and thereby exposing themselves and Greenland to claims, by paying Public Shareholders from the Trust Account prior to addressing the claims of creditors. There is no assurance that claims will not be brought against Greenland for these reasons. Any directors and officers of Greenland who knowingly and willfully authorized or permitted any distribution to be paid out of the Trust Account while either (i) the value of Greenland’s liabilities exceeded the value of its assets, or (ii) Greenland was unable to pay its debts as they fall due would be personally liable to Greenland to repay to Greenland as much of the distribution as cannot be recovered from Greenland’s shareholders.

Although Greenland seeks to have all vendors, service providers (other than its independent auditors), prospective target businesses or other entities with which it does business execute agreements with Greenland waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of Greenland’s Public Shareholders, as well as distributions to Public Shareholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the Public Shareholders or claims challenging the enforceability of the waiver.

Greenland believes it may have been considered a passive foreign investment company, or “PFIC,” since its inception, which could result in adverse U.S. federal income tax consequences to U.S. taxpayers.

If Greenland is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder (as defined in “Proposal 1: The Business Combination Proposal —Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights”) of Greenland Shares, Warrants or Rights, the U.S. Holder may be subject to increased U.S. federal income tax liability and may be subject to additional reporting requirements. Because Greenland is a blank check company, with no current active business, it believes that it is likely that it has been a PFIC beginning with its initial taxable year ended November 30, 2018. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (in Greenland’s case, its taxable year ended November 30, 2018), if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year (in Greenland’s case, each of its taxable year ending November 30, 2019 and its taxable year ending November 30, 2020); and (3) the corporation is not, in fact, a PFIC for either of those years. A determination as to whether Greenland would satisfy the start-up exception will not be made until after its current taxable year, and there can be no assurance that Greenland will qualify for such exception. For more information, see the discussion in “Proposal 1: The Business Combination Proposal — Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights — Passive Foreign Investment Company Rules.” We urge U.S. investors to consult their own tax advisors regarding the possible application of the PFIC rules.

An investor may be subject to adverse U.S. federal income tax consequences in the event the Internal Revenue Service (“IRS”) were to disagree with the U.S. federal income tax consequences described herein.

Greenland has not sought a ruling from the IRS as to any U.S. federal income tax consequences described herein. The IRS may disagree with the descriptions of U.S. federal income tax consequences contained herein, and its determination may be upheld by a court. Any such determination could subject an investor or Greenland to adverse U.S. federal income tax consequences that would be different than those described herein. Accordingly, each prospective investor is urged to consult a tax advisor with respect to the specific tax consequences of the acquisition, ownership and disposition of Greenland Shares, Rights and Warrants, including the applicability and effect of state, local or non-U.S. tax laws, as well as U.S. federal tax laws.

If third parties bring claims against Greenland, the proceeds held in the Trust Account could be reduced and the Redemption Price received by Public Shareholders may be less than $10.00 per share.

Greenland’s placing of funds in the Trust Account may not protect those funds from third-party claims against Greenland. Although Greenland seeks to have all vendors, service providers (other than its independent auditors), prospective target businesses or other entities with which it does business execute agreements with Greenland waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of Greenland’s Public Shareholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against Greenland’s assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, Greenland’s management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to Greenland than any alternative.

Examples of possible instances where Greenland may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with Greenland and will not seek recourse against the Trust Account for any reason. Upon Redemption of Greenland’s Public Shares, if Greenland is unable to complete its initial business combination within the prescribed time frame, or upon the exercise of a Redemption Right in connection with the Business Combination, Greenland will be required to provide for payment of claims of creditors that were not waived that may be brought against Greenland within the ten years following Redemption. Accordingly, the Redemption Price received by Public Shareholders could be less than the $10.00 per share initially held in the Trust Account, due to claims of such creditors.

Pursuant to the Insider Letter Agreement, the Sponsor has agreed that it will be liable to Greenland if and to the extent any claims by a vendor (other than the independent auditors) for services rendered or products sold to Greenland, or a prospective target business with which Greenland has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under Greenland’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. Greenland believes that the Sponsor’s only assets are securities of Greenland, and Greenland has neither undertaken any efforts to independently verify whether the Sponsor has sufficient funds available to satisfy its indemnification obligations, nor asked the Sponsor to reserve for such obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for an initial business combination and Redemptions could be reduced to less than $10.00 per Public Share without any meaningful recourse against the Sponsor. In such event, Greenland may not be able to complete an initial business combination, and you would receive such lesser amount per share in connection with any Redemption of your Public Shares.

None of Greenland’s officers or directors will indemnify Greenland for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

Greenland’s directors may decide not to enforce the indemnification obligations of the Sponsor under the Insider Letter Agreement, resulting in a reduction in the amount of funds in the Trust Account available for distribution to Greenland’s Public Shareholders.

In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.00 per Public Share or (ii) such lesser amount per share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, and the Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, Greenland’s independent directors would determine whether to take legal action against the Sponsor to enforce its indemnification obligations. While Greenland currently expects that its independent directors would take legal action on behalf of Greenland against the Sponsor to enforce their indemnification obligations to Greenland, it is possible that Greenland’s independent directors in exercising their business judgment may choose not to do so in any particular instance. If Greenland’s independent directors choose not to enforce these indemnification obligations, there may be less funds in the Trust Account available for distribution to Greenland’s Public Shareholders.

If, after Greenland distributes the proceeds in the Trust Account to its Public Shareholders, Greenland is placed into insolvent liquidation, a liquidator may seek to recover such proceeds and the directors of the Greenland may also be viewed as having breached their duties, thereby exposing the directors to claims against them by the liquidator of Greenland which may result in the directors being required to contribute to assets of Greenland available to meet its liabilities.

If, after Greenland distributes the proceeds in the Trust Account to its Public Shareholders, Greenland is placed into insolvent liquidation, any distributions received by shareholders could be become vulnerable to being “clawed back” or recovered by Greenland under applicable companies laws or insolvency laws. As a result, a liquidator of Greenland could seek to recover all amounts received by Greenland’s shareholders. In addition, the directors of Greenland may be viewed as having breached their duties to Greenland and to its creditors (with the onset of insolvency the duties of a director of a BVI company become owed to the company’s creditors rather than to the company or its shareholders) and/or having acted in bad faith, thereby exposing the directors to potential liability to personally contribute, in such amounts as the court may determine or approve, to the assets of Greenland available to meet the claims of its creditors.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect the business, investments and results of operations of Greenland.

Greenland is subject to laws and regulations enacted by national, regional and local governments. In particular, Greenland is required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on the business, investments and results of operations of Greenland. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on Greenland’s business and results of operations.

The exercise price for the Warrants is higher than in many similar blank check company offerings, and, accordingly, the Warrants are more likely to expire worthless.

The exercise price of the Warrants is higher than is typical in many similar blank check company offerings. Historically, the exercise price of a public warrant was generally a fraction of the purchase price of the units issued in an initial public offering. The exercise price for the Warrants is $11.50 per share. As a result, the Warrants are less likely to ever be in the money and more likely to expire worthless.

The Insider Letter Agreement may be amended without shareholder approval.

The Insider Letter Agreement contains provisions relating to transfer restrictions of Greenland’s Founder Shares and Private Placement Units, indemnification of the Trust Account, waiver of Redemption Rights and participation in liquidation distributions from the Trust Account. The Insider Letter Agreement may be amended without shareholder approval. While Greenland does not expect the Greenland Board to approve any amendment to this agreement prior to the Business Combination, it may be possible that the Greenland Board, in exercising its business judgment and subject to its fiduciary duties and any restrictions under the Share Exchange Agreement, chooses to approve one or more amendments to such agreement. Any such amendment may have an adverse effect on the value of an investment in Greenland’s securities.

Greenland’s founder and chief executive officer controls a substantial interest in Greenland and thus may exert a substantial influence on actions requiring a shareholder vote, potentially in a manner that you do not support.

Greenland’s founder and chief executive officer controls the Sponsor and has the ability to vote the Sponsor’s Founder Shares and Greenland Shares underlying the Private Placement Units, constituting approximately 23.5% of Greenland’s issued and outstanding Greenland Shares in the aggregate. If Greenland’s Sponsor, its founder and chief executive officer, and any other Greenland directors or officers (or their affiliates) purchase any additional Greenland Shares in the aftermarket or in privately negotiated transactions, this would increase their control of Greenland. Neither Greenland’s Sponsor nor, to Greenland’s knowledge, any of Greenland’s officers or directors, have any current intention to purchase additional securities. Factors that would be considered in making such additional purchases would include consideration of the current trading price of Greenland Shares. Greenland will not hold an annual meeting to elect new directors prior to the completion of the Business Combination, in which case all of the current directors will continue in office until at least the completion of the Business Combination. Accordingly, Greenland’s Sponsor will continue to exert control at least until the completion of the Business Combination. For more information, see the risk factor entitled “— Risks Related to the Business Combination — Some of Greenland’s officers and directors may have conflicts of interest that may influence or have influenced them to support or approve the Business Combination without regard to your interests or in determining whether Zhongchai Holding is appropriate for Greenland’s initial business combination.”

Greenland’s Warrants and Rights may have an adverse effect on the market price of the Greenland Shares.

Greenland issued Warrants to purchase 2,200,000 Greenland Shares, and Rights to receive 440,000 Greenland Shares, as part of the Units offered in its IPO, and, simultaneously with the closing of the IPO, Greenland issued in a private placement an aggregate of 282,000 Private Placement Units to the Sponsor and Chardan, each such Unit consisting of one Greenland Share, one Private Placement Right to receive one-tenth (1/10) of one Greenland Share upon the consummation of our initial business combination and one Private Placement Warrant, each exercisable to purchase one-half of one Greenland Share at $11.50 per whole share. Such Private Placement Warrants, when exercised, and Private Placement Rights, when converted, will increase the number of issued and outstanding Greenland Shares and may reduce the market price of the Greenland Shares.

Your unexpired Warrants may be redeemed prior to their exercise at a time that is disadvantageous to you, thereby making your Warrants worthless.

Outstanding Warrants may be redeemed at any time after they become exercisable and prior to their expiration, at a price of $0.01 per Warrant, provided that the last reported sales price of the Greenland Shares equals or exceeds $16.50 per share for any 20 trading days within a 30 trading-day period ending on the third trading day prior to the date the Company sends the notice of redemption to the Warrant holders. If and when the warrants become redeemable by the Company, the Company may not exercise its redemption rights if the issuance of Greenland Shares upon exercise of the Warrants is not exempt from registration or qualification under applicable state blue sky laws or Greenland is unable to effect such registration or qualification, subject to the Company’s obligation in such case to use its best efforts to register or qualify the Greenland Shares under the blue sky laws of the state of residence in those states in which the Warrants were initially offered by Greenland in its IPO. Redemption of the outstanding Warrants could force you (i) to exercise your Warrants and pay the exercise price at a time when it may be disadvantageous for you to do so, (ii) to sell your Warrants at the then-current market price when you might otherwise wish to hold your Warrants or (iii) to accept the nominal redemption price which, at the time the outstanding Warrants are called for redemption, is likely to be substantially less than the market value of your Warrants. None of the Private Placement Warrants will be redeemable by the Company so long as they are held by their initial purchasers — the Sponsor and Chardan — or their permitted transferees.

Greenland is an emerging growth company within the meaning of the Securities Act and Greenland has taken advantage of certain exemptions from disclosure requirements available to emerging growth companies; this could make the Company’s securities less attractive to investors and may make it more difficult to compare the Company’s performance with other public companies.

Greenland is an “emerging growth company” within the meaning of the Securities Act, as modified by the JOBS Act and has taken advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in Greenland’s periodic reports and proxy statements and exemptions from the requirements of holding a nonbinding advisory vote on certain executive compensation matters. As a result, Greenland’s shareholders may not have access to certain information they may deem important. Greenland may be an emerging growth company for up to five years from the IPO, although circumstances could cause the loss of that status earlier, including if the market value of the Greenland Shares held by non-affiliates exceeds $700 million as of any June 30 (following the change of the fiscal year end of Greenland to December 31 in connection with the Closing) before that time, in which case the Company would no longer be an emerging growth company as of the following December 31 (following the change of the fiscal year end of Greenland to December 31 in connection with the Closing). Greenland cannot predict whether investors will find its securities less attractive because Greenland relies on these exemptions. If some investors find the securities less attractive as a result of reliance on these exemptions, the trading prices of the Company’s securities may be lower than they otherwise would be, there may be a less active trading market for the Company’s securities and the trading prices of the securities may be more volatile.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. Greenland has elected not to opt out of such extended transition period. Accordingly, when a standard is issued or revised and it has different application dates for public or private companies, Greenland, as an emerging growth company, will adopt the new or revised standard at the time private companies adopt the new or revised standard, unless early adoption is permitted by the standard. This may make comparison of Greenland’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Compliance obligations under the Sarbanes-Oxley Act may make it more difficult for Greenland to effectuate the Business Combination, require substantial financial and management resources and increase the time and costs of completing an acquisition.

Section 404 of the Sarbanes-Oxley Act requires that Greenland evaluate and report on its system of internal controls beginning with our Annual Report on Form 10-K for the year ending December 31, 2019. Following the initial Business Combination, if the Company is deemed to be a large accelerated filer or an accelerated filer, it will be required to comply with the independent registered public accounting firm attestation requirement on its internal control over financial reporting. Further, for as long as the Company remains an emerging growth company, it will not be required to comply with the independent registered public accounting firm attestation requirement on its internal control over financial reporting. Following the Business Combination, the Company will be required to assure that it is in compliance with the provisions of the Sarbanes-Oxley Act regarding adequacy of its internal controls. The need to develop the internal control system to achieve compliance with the Sarbanes-Oxley Act may increase the time and costs necessary to complete the Business Combination as well as impose obligations of the Company following the Business Combination.

SPECIAL MEETING

Date, Time and Place of the Special Meeting

The Special Meeting of Greenland shareholders will be held at 10:00 a.m. Eastern Time on October 17, 2019, at the offices of Ellenoff Grossman & Schole LLP, at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105.

Purpose of the Special Meeting

At the Special Meeting, Greenland is asking holders of its Greenland Shares:

•        To consider and vote upon a proposal to adopt and approve the Business Combination. A copy of the Share Exchange Agreement is attached to this proxy statement as Annex A;

•        To consider and vote upon the approval of the 2019 Equity Incentive Plan. A copy of the 2019 Equity Incentive Plan is attached to this proxy statement as Annex B;

•        To consider and vote upon the proposal to elect five directors to serve staggered terms on the Greenland Board until the 2020 and 2021 annual meeting of shareholders, respectively, and until their respective successors are duly elected and qualified;

•        To consider and vote upon the Articles Amendment Proposal. The full text of the proposed amendment to the Memorandum and Articles of Association is attached to this proxy statement as Annex C; and

•        To consider and vote upon the Adjournment Proposal, if it is presented at the Special Meeting.

Recommendation of the Greenland Board with Respect to the Proposals

The Greenland Board has unanimously determined that each of the Proposals is fair to and in the best interests of Greenland and its shareholders and has unanimously approved such Proposals. The Greenland Board unanimously recommends that shareholders:

•        Vote “FOR” the Business Combination Proposal;

•        Vote “FOR” the 2019 Equity Incentive Plan Proposal;

•        Vote “FOR” the election of each of the directors pursuant to the Director Election Proposal;

•        Vote “FOR” the Articles Amendment Proposal; and

•        Vote “FOR” the Adjournment Proposal, if it is presented at the Special Meeting.

Record Date; Outstanding Shares; Shareholders Entitled to Vote

Greenland has fixed the close of business on September 18, 2019, as the Record Date for determining the Greenland shareholders entitled to notice of and to attend and vote at the Special Meeting. As of the close of business on such date, there were 5,782,000 Greenland Shares outstanding and entitled to vote.

Quorum and Vote of Shareholders

A quorum of shareholders is necessary to transact business at the Special Meeting. The presence in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative, of the holders of a majority of the Greenland Shares constitutes a quorum. The Business Combination Proposal, the 2019 Equity Incentive Plan Proposal, the Director Election Proposal, the Articles Amendment Proposal (as it is in conjunction with the consummation of the Business Combination) and the Adjournment Proposal must be approved by the holders of a majority of the Greenland Shares that are present and vote at the Special Meeting.

Voting Your Shares

Each Greenland Share that you own in your name entitles you to one vote. If you are a record owner of your shares, there are two ways to vote your Greenland Shares at the Special Meeting:

You Can Vote By Signing and Returning the Enclosed Proxy Card.    If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Greenland Board “FOR” the Business Combination Proposal, the 2019 Equity Incentive Plan Proposal, the election of each of the director nominees pursuant to the Director Election Proposal, the Articles Amendment Proposal and the Adjournment Proposal (if presented). Votes received after a matter has been voted upon at the Special Meeting will not be counted.

You Can Attend the Special Meeting and Vote in Person.    When you arrive, you will receive a ballot that you may use to cast your vote.

If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. If you wish to attend the Special Meeting and vote in person and your shares are held in “street name,” you must obtain a legal proxy from your broker, bank or nominee. That is the only way Greenland can be sure that the broker, bank or nominee has not already voted your shares.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Business Combination Proposal, the 2019 Equity Incentive Plan Proposal, the Director Election Proposal, the Articles Amendment Proposal or the Adjournment Proposal (if presented).

Share Ownership of and Voting by Greenland Sponsor, Directors and Officers

The Sponsor owns 1,100,000 Founder Shares and 260,000 Private Placement Units. Pursuant to the Insider Letter Agreement, (i) the 1,100,000 Founder Shares (ii) the Greenland Shares underlying the 260,000 Private Placement Units owned by the Sponsor and (iii) any other Greenland Shares owned by the Sponsor or Greenland’s officers and directors, will be voted in favor of the Business Combination Proposal at the Special Meeting. Under the Share Exchange Agreement, Greenland agreed to enforce the voting obligations contained in the Insider Letter Agreement against the Sponsor and the Greenland officers and directors.

Revoking Your Proxy; Changing Your Vote

If you are a record owner of your shares and you give a proxy, you may change or revoke it at any time before it is exercised by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify Greenland’s secretary in writing before the Special Meeting that you have revoked your proxy; or

•        you may attend the Special Meeting, revoke your proxy and vote in person as described above.

If your shares are held in “street name” or are in a margin or similar account, you should contact your broker for information on how to change or revoke your voting instructions.

Redemption Rights

Public Shareholders may seek to have their shares redeemed by Greenland, regardless of whether they vote for or against the Business Combination or any other Proposal and whether they held Greenland Shares as of the Record Date or acquired them after the Record Date. Any Public Shareholder who holds Greenland Shares on or before October 15, 2019 (two (2) business days before the Special Meeting) will have the right to demand that his or her shares be redeemed for a full pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid. For illustrative purposes, based on funds in the Trust Account of approximately $45.5 million on August 31, 2019 and including anticipated additional interest through the closing of the Business Combination (assuming interest accrues at recent rates and no additional tax payments are made out of the Trust Account), the estimated per share redemption price is expected to be approximately $10.36. A Public Shareholder that has properly tendered his or her shares for Redemption will be entitled to receive his or her pro rata portion of the aggregate amount then on deposit in the Trust Account in cash for such shares only if the Business Combination is completed. If the Business Combination is not completed, the Redemptions will be cancelled and the tendered shares will be returned to the relevant Public Shareholders as appropriate.

Greenland shareholders who seek to redeem their Public Shares must demand Redemption no later than 5:00 p.m., Eastern time on October 15, 2019 (two (2) business days before the Special Meeting) by (A) submitting a written request to the Transfer Agent that Greenland redeem such holder’s Public Shares for cash; (B) affirmatively certifying in such request to the Transfer Agent if such holder is acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other shareholder with respect to Greenland Shares and (C) delivering their Greenland Shares, either physically or electronically using The Depository Trust Company’s DWAC System, at the holder’s option, to the Transfer Agent prior to the Special Meeting. If you hold the shares in street name, you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered to the Transfer Agent (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge the tendering broker a nominal fee and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder. In the event the Business Combination is not completed, this may result in an additional cost to shareholders for the return of their shares.

Any request for Redemption, once made by a Public Shareholder, may be withdrawn at any time up to the time the vote is taken with respect to the Business Combination Proposal at the Special Meeting. In addition, if you deliver your shares for Redemption to Greenland’s Transfer Agent and later decide prior to the Special Meeting not to elect Redemption, you may request that Greenland’s Transfer Agent return the shares (physically or electronically). You may make such request by contacting Greenland’s Transfer Agent at the phone number or address listed in this proxy statement.

A Public Shareholder will be entitled to receive cash for these shares only if the shareholder properly demands Redemption as described above and the Business Combination is completed. If a Public Shareholder properly seeks Redemption and the Business Combination is completed, Greenland will redeem these shares for cash and the holder will no longer own these shares following the Business Combination. If the Business Combination is not completed for any reason, then the Public Shareholders who exercised their Redemption Rights will not be entitled to receive cash for their shares. In such case, Greenland will promptly return any shares delivered by the Public Shareholders. Greenland and Zhongchai Holding will not complete the Business Combination if, upon the Closing and after payment of all transaction and other expenses payable by Greenland and payments for Redemptions, Greenland does not have net tangible assets of at least $5,000,001.

The closing price of Greenland Shares on September 23, 2019 was $10.37. The cash held in the Trust Account as of August 31, 2019 was approximately $10.36 per Public Share. Prior to exercising Redemption Rights, shareholders should verify the market price of Greenland Shares as they may receive higher proceeds from the sale of their shares in the public market than from exercising their Redemption Rights if the market price per share is higher than the Redemption price. Greenland cannot assure its shareholders that they will be able to sell their Greenland Shares in the open market, even if the market price per share is higher than the Redemption Price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares. A Public Shareholder who properly exercises its Redemption Rights pursuant to the procedures set forth herein will be entitled to receive a full pro rata portion of the aggregate amount then on deposit in the Trust Account, less any amounts necessary to pay Greenland’s taxes.

Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of his, her, its or any other person with whom he, she or it is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking Redemption Rights with respect to 15% or more of Greenland Shares. Accordingly, any shares held by a Public Shareholder or “group” in excess of such 15% cap will not be redeemed by Greenland.

Pursuant to the Insider Letter Agreement, the Greenland Sponsor, officers or directors have waived all of their Redemption Rights and will not have Redemption Rights with respect to any Greenland Shares owned by them, directly or indirectly.

Appraisal Rights

Greenland’s shareholders do not have appraisal rights under the Companies Act in connection with the Business Combination or the other Proposals.

Proxy Solicitation

Greenland is soliciting proxies on behalf of the Greenland Board. This solicitation is being made by mail but also may be made by telephone or in person. Greenland and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. Greenland will bear all of the costs of the solicitation, which Greenland estimates will be approximately $7,500 plus expenses, which fee also includes fees for acting as the inspector of elections at the Special Meeting. Greenland has engaged Advantage Proxy as proxy solicitor to assist in the solicitation of proxies.

Greenland will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Greenland will reimburse them for their reasonable expenses.

If a shareholder grants a proxy, it may still vote its shares in person if it revokes its proxy before the Special Meeting. A shareholder may also change its vote by submitting a later-dated proxy as described in the section entitled “— Revoking Your Proxy; Changing Your Vote.”

Householding

The SEC has adopted a rule concerning the delivery of annual reports and proxy statements. It permits Greenland, with your permission, to send a single notice of meeting and, to the extent requested, a single copy of this proxy statement to any household at which two or more Greenland shareholders reside if they appear to be members of the same family. This rule is called “householding,” and its purpose is to help reduce printing and mailing costs of proxy materials.

A number of brokerage firms have instituted householding for shares held in “street name.” If you and members of your household have multiple accounts holding Greenland Shares, you may have received a householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of this proxy statement or wish to revoke your decision to household. These options are available to you at any time.

Who Can Answer Your Questions About Voting Your Shares?

If you are a shareholder of Greenland and have any questions about how to vote or direct a vote in respect of your Greenland Shares, you may contact Advantage Proxy, the proxy solicitor for Greenland, toll-free at (877) 870-8565 or by email at ksmith@advantageproxy.com.

PROPOSAL 1: THE BUSINESS COMBINATION PROPOSAL

Greenland is asking its shareholders to approve the Share Exchange Agreement and the transactions contemplated thereby, including the Business Combination. Shareholders should carefully read this proxy statement in its entirety for more detailed information concerning the Share Exchange Agreement, which is attached as Annex A to this proxy statement and is incorporated into this proxy statement by reference. Please see the subsection entitled “The Share Exchange Agreement” below for additional information and a summary of certain terms of the Share Exchange Agreement. You are urged to read the Share Exchange Agreement in its entirety before voting on this Proposal.

We may complete the Business Combination only if it is approved by holders of a majority of the Greenland Shares that are present and vote at the Special Meeting. If any of the Business Combination Proposal, the Articles Amendment Proposal or the Director Election Proposal fails to receive the required Greenland shareholder approval, the Business Combination will not be completed.

The Share Exchange Agreement

This section describes the material provisions of the Share Exchange Agreement, but does not purport to describe all of the terms of the Share Exchange Agreement. The following summary is qualified in its entirety by reference to the complete text of the Share Exchange Agreement and the related agreements. Greenland’s shareholders, Right holders, Warrant holders and other interested parties are urged to read such agreement in its entirety because it is the primary legal document that governs the Business Combination. Unless otherwise defined herein, the capitalized terms used in this section “Proposal 1: The Business Combination Proposal — The Share Exchange Agreement” are defined in the Share Exchange Agreement.

The Share Exchange Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Share Exchange Agreement or other specific dates, including, in some cases, as of the Closing. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Share Exchange Agreement. The representations, warranties and covenants in the Share Exchange Agreement are also modified in important part by the disclosure schedules attached thereto which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders. The disclosure schedules were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that the disclosure schedules contain information that is material to an investment decision.

To the extent that specific material facts exist that contradict the representations, warranties, and covenants in the Share Exchange Agreement, we will provide corrective disclosure in this proxy statement. Furthermore, to the extent that subsequent information concerning the subject matter of the representations, warranties, and covenants in the Share Exchange Agreement may or may not be fully reflected in our public disclosures, our public disclosures will include any material information necessary to provide Greenland’s shareholders a materially complete understanding of the Share Exchange Agreement disclosures.

General

On July 12, 2019, we entered into the Share Exchange Agreement with Zhongchai Holding, the Sponsor, in the capacity thereunder as the Purchaser Representative, and the Zhongchai Equity Holder, pursuant to which, among other things and subject to the terms and conditions contained therein, we will consummate the acquisition of all of the outstanding capital stock of Zhongchai Holding through a share exchange, with Zhongchai Holding becoming a direct wholly owned subsidiary of the Company.

Existing Organizational Structure

The diagram below depicts the current organizational structure of Zhongchai Holding:

Organizational Structure Following the Business Combination

The diagram below depicts our organizational structure immediately following the completion of the Business Combination:

Consideration

Pursuant to the Share Exchange Agreement, we will issue 7,500,000 Exchange Shares to the Zhongchai Equity Holder.

Escrow Shares

Ten percent (10%) of the Exchange Shares (“Escrow Shares”) will be deposited in escrow at the Closing for a period of eighteen (18) months (subject to further retention in the escrow account to the extent that there are pending indemnification claims brought prior to such time) with a mutually agreed escrow agent. During such time, the Escrow Shares will be subject to forfeiture back to us (along with dividends and other earnings otherwise payable with respect to such Escrow Shares) in the event that the Purchaser Representative successfully brings an indemnification claim under the Share Exchange Agreement on behalf of our shareholders. The Zhongchai Equity Holder will be entitled to vote the Escrow Shares while they are held in escrow.

Representations and Warranties

Under the Share Exchange Agreement, each of Greenland, the Zhongchai Equity Holder and Zhongchai Holding make customary representations and warranties.

The representations and warranties of Greenland include, among other things:

•        corporate matters, including due organization, existence and good standing;

•        authority and binding effect relative to execution and delivery of the Share Exchange Agreement and other ancillary agreements;

•        governmental approvals;

•        non-contravention;

•        capitalization;

•        SEC filings and financial statements;

•        absence of certain changes;

•        compliance with laws;

•        actions, orders and permits;

•        taxes and tax returns;

•        employees and employee benefit plans;

•        properties;

•        material contracts;

•        transactions with affiliates;

•        Investment Company Act of 1940;

•        finders and brokers;

•        status of Exchange Shares;

•        certain business practices;

•        insurance; and

•        independent investigation.

The representations and warranties of Zhongchai Equity Holder include, among other things:

•        corporate matters, including due organization, existence and good standing;

•        authority and binding effect relative to execution and delivery of the Share Exchange Agreement and other ancillary agreements;

•        ownership;

•        governmental approvals;

•        non-contravention;

•        litigation;

•        investment representations;

•        finders and brokers;

•        independent investigation; and

•        information supplied.

The representations and warranties of Zhongchai Holding relate to, among other things, with respect to the Target Companies:

•        corporate matters, including due organization, existence and good standing;

•        authority and binding effect relative to execution and delivery of the Share Exchange Agreement and other ancillary agreements;

•        capitalization;

•        subsidiaries;

•        governmental approvals;

•        non-contravention;

•        financial statements;

•        absence of certain changes;

•        compliance with laws;

•        permits;

•        litigation;

•        material contracts;

•        intellectual property;

•        taxes and tax returns;

•        real property;

•        personal property;

•        title to and sufficiency of assets;

•        employee matters;

•        benefit plans;

•        environmental matters;

•        transactions with related persons;

•        insurance;

•        top customers and suppliers;

•        books and records;

•        accounts receivable;

•        business practices;

•        compliance with applicable rules and regulations of the relevant PRC governmental agencies relating to overseas investments;

•        Investment Company Act of 1940;

•        finders and brokers;

•        independent investigation;

•        information supplied; and

•        disclosure.

The representations and warranties set forth in the Share Exchange Agreement are made by and to Zhongchai Holding, Greenland and the Zhongchai Equity Holder as of specific dates. The statements embodied in those representations and warranties were made for purposes of the Share Exchange Agreement between the parties and certain of the representations are subject to specified exceptions and qualifications contained in the Share Exchange Agreement or in information provided pursuant to certain disclosure schedules to the Share Exchange Agreement agreed to by the parties in connection with negotiating the terms of the Share Exchange Agreement, may or may not be accurate as of the date they were made, and do not purport to be accurate as of the date of this proxy statement.

Material Adverse Effect

Many of the representations and warranties are qualified by materiality or Material Adverse Effect with respect to Zhongchai Holding and the Target Companies or the Company.

“Material Adverse Effect” as used in the Share Exchange Agreement means any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (a) the business, assets, liabilities, results of operations, prospects or condition (financial or otherwise) of such person and its subsidiaries, taken as a whole, or (b) the ability of such person or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Share Exchange Agreement or the other transaction documents to which it is a party or bound or to perform its obligations thereunder, in each case subject to certain customary exclusions, including:

(i)     general changes in the financial or securities markets or general economic or political conditions in the country or region in which such person or any of its subsidiaries do business;

(ii)    changes, conditions or effects that generally affect the industries in which such person or any of its subsidiaries principally operate;

(iii)    changes in GAAP or other applicable accounting principles or mandatory changes in the regulatory accounting requirements applicable to any industry in which such person and its subsidiaries principally operate;

(iv)   conditions caused by acts of God, terrorism, war (whether or not declared) or natural disaster;

(v)    any failure in and of itself by such person and its subsidiaries to meet any internal or published budgets, projections, forecasts or predictions of financial performance for any period (provided that the underlying cause of any such failure may be considered in determining whether a material adverse effect has occurred or would reasonably be expected to occur to the extent not excluded by another exception herein); and

(vi)   with respect to Greenland, the consummation and effects of the Redemption.

The exceptions contained in items (i), (ii), (iii) or (iv) above apply only if they do not affect a person and its subsidiaries in a disproportionate manner relative to other persons operating in the industries in which such person or any of its subsidiaries primarily conducts its business.

For a complete definition of “Material Adverse Effect,” please refer to the Share Exchange Agreement, attached to this proxy statement as Annex A.

Survival and Indemnification

The representations and warranties made by Zhongchai Holding and the Zhongchai Equity Holder in the Share Exchange Agreement generally survive for a period of eighteen (18) months after the Closing, with certain representations relating to taxes, benefit plans, environmental matters and information supplied surviving until 60 days after the expiration of the applicable statute of limitations and certain fundamental representations relating to due organization and good standing, authorization and binding effect, capitalization and ownership of Zhongchai Holding shares, subsidiaries, finders and investment bankers and independent investigation surviving indefinitely. Claims against Zhongchai Holding or the Zhongchai Equity Holder based on fraud, willful misconduct or intentional misrepresentation also survive indefinitely. The covenants and agreements of Zhongchai Holding and the Zhongchai Equity Holder survive until fully performed.

Our representations and warranties also generally survive for a period of eighteen (18) months after the Closing, with certain representations relating to due organization and good standing, authorization and binding effect, capitalization, finders and brokers and independent investigation, as well as claims against us based on fraud, willful misconduct or intentional misrepresentation, surviving indefinitely. Our covenants and agreements to be performed after the Closing survive until fully performed.

From and after the Closing, the Zhongchai Equity Holder, and its successors and assigns, is required to indemnify us and our affiliates and our respective officers, directors, managers, employees, successors and permitted assigns (each referred to with respect to claims as a purchaser indemnitee) from and against any losses from (a) the breach of any of Zhongchai Holding’s or the Zhongchai Equity Holder’s respective representations and warranties, (b) the breach of any of Zhongchai Holding’s or the Zhongchai Equity Holder’s respective covenants or our post-Closing covenants, (c) any and all pre-Closing tax liabilities of Zhongchai Holding, (d) any actions by persons who were holders of equity securities (including options, warrants, convertible securities or other rights) of any Zhongchai Holding entity prior to the Closing arising out of the sale, purchase, termination, cancellation, expiration, redemption or conversion of any such securities or (e) any indebtedness and/or transaction expenses of Zhongchai Holding as of the Closing that were not included in Zhongchai Holding’s financial statements. Recourse by Greenland or the Sponsor may be obtained against the Escrow Shares.

In any indemnification claims, the Purchaser Representative will represent the Purchaser and the purchaser indemnitees.

All indemnification claims for breaches of representations and warranties, other than claims based on fraud, willful misconduct, intentional misrepresentation or the special representations, shall be subject to an aggregate basket of $300,000 before any indemnification claims can be made, at which point all claims will be paid back to the first dollar.

Covenants of the Parties

General

Each party agreed in the Share Exchange Agreement to use its reasonable best efforts to effect the Closing. The Share Exchange Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Share Exchange Agreement and the earlier of the Closing or the termination of the Share Exchange Agreement in accordance with its terms, including covenants relating to the conduct of the parties’ respective businesses, provision of information, notification of certain matters, obligations with respect to governmental consents and compliance with laws. Greenland also agreed to use its commercially reasonable efforts to maintain the listing of its securities on Nasdaq.

Shareholder Approval

Unless the Share Exchange Agreement is terminated in accordance with its terms, we have agreed to call a special meeting of our shareholders, for the purpose of such shareholders considering and voting on the approval and adoption of the Share Exchange Agreement and any other matters required to be voted upon by such shareholders in connection with the transactions contemplated in the Share Exchange Agreement (including the Business Combination). We may delay, postpone or adjourn such special meeting of our shareholders if, as of the time for which the shareholders meeting is originally scheduled, there are insufficient Greenland Shares represented (either in person or by proxy) and voting to adopt the Share Exchange Agreement, or to constitute a quorum necessary to conduct the business of the special meeting. The Greenland Board has, by a unanimous vote, approved the Business Combination and directed that the Share Exchange Agreement and the Business Combination be submitted to our shareholders for their consideration.

Regulatory Matters

The parties to the Share Exchange Agreement are also required to make, or cause to be made, as promptly as practicable, any filings necessary to obtain any antitrust or other necessary regulatory approvals.

Neither Greenland nor Zhongchai Holding is aware of any material regulatory approvals or actions that are required for completion of the Business Combination. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

Additional Covenants and Agreements

•        Each of Greenland and Zhongchai Holding shall give the other party and its representatives access to records and information pertaining to it and its subsidiaries.

•        During the period from the date of the Share Exchange Agreement and continuing until the earlier of the termination of the Share Exchange Agreement or the Closing (the “Interim Period”), each of Greenland and Zhongchai Holding shall continue to operate its and its subsidiaries’ respective businesses in the ordinary course consistent with past practice, comply with all laws applicable to such party, and take all reasonable measures necessary or appropriate to preserve intact their respective business organizations, keep available the services of their respective officers, directors, employees and consultants, maintain existing relationships with customers and suppliers and preserve their respective assets, and will not take certain specified actions without the prior written consent of the other party.

•        During the Interim Period, Zhongchai Holding shall provide periodic financial information to Greenland.

•        During the Interim Period, Greenland will keep current and file all of its public filings with the SEC in a timely manner, otherwise comply in all material respects with applicability securities law, and use its commercially reasonable efforts to maintain the listing of its securities on Nasdaq.

•        During the Interim Period, Zhongchai Holding shall not directly or indirectly solicit, assist, initiate, facilitate or encourage any third party proposal relating to the sale of all or any material part of the assets or business of Zhongchai Holding or its subsidiaries (outside of the ordinary course of business) or any transaction with regard to the shares or profits of Zhongchai Holding or its subsidiaries or affiliates.

•        During the Interim Period, Greenland shall not directly or indirectly solicit, assist, initiate, facilitate or encourage any third party proposal relating to a business combination other than the Business Combination.

•        Zhongchai Holding and the Zhongchai Equity Holder shall comply with insider trading laws with respect to Greenland securities.

•        During the Interim Period, each party shall give other parties prompt notice of the occurrence of certain material events, including but not limited to, if such party or its affiliates fail to comply with or satisfy any covenant, condition or agreement, or receive notice from any third party or government agency in connection with the transactions contemplated by the Share Exchange Agreement.

•        The parties shall use commercially reasonable efforts to obtain all necessary approvals from governmental agencies and other third parties.

•        Each party shall not issue any public statements without the consent of Greenland, Zhongchai Holding, the Purchaser Representative and the Zhongchai Equity Holder, except to the extent required by applicable law.

•        Each party shall treat confidential information of other parties in strict confidence, subject to customary exceptions.

•        Each party will provide reasonable cooperation with any litigation or legal proceedings relating to pre-Closing periods.

•        Greenland agreed to certain post-Closing document retention requirements.

•        The parties shall take all necessary actions so that the Greenland Board after the Closing will consist of five individuals, all of which shall be appointed by Zhongchai Holding prior to the Closing (at least three of whom must be independent directors, including Mr. Yanming Liu, Greenland’s chairman and chief executive officer), and the executive officers of Greenland after the Closing will be the same individuals as those of Zhongchai Holding immediately prior to the Closing.

•        Each party agreed to the use of the trust funds after the Closing.

•        Greenland and Zhongchai Holding agreed during the Interim Period to consult and adopt as of the Closing corporate and operational policies for the Company following the Closing.

Conditions to Closing of the Business Combination

The Closing is expected to take place on the second business day following the day on which the last of the conditions to the Closing have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions) or such other date as may be mutually agreed to by Greenland and Zhongchai Holding. Assuming timely satisfaction of the necessary Closing conditions, Greenland and Zhongchai Holding currently expect the Closing to occur promptly after the Special Meeting is concluded.

The obligations of each party to consummate the Closing are subject to the satisfaction or waiver of customary conditions and Closing deliverables, including, but not limited to, (1) our shareholders having approved the Share Exchange Agreement and the related transactions (including the other Proposals in this proxy statement) by the requisite vote at the Special Meeting, (2) any required governmental and specified third party approvals having been obtained and any antitrust waiting periods expired or terminated, (3) no law or order preventing the transactions, (4) no pending third-party litigation to enjoin or otherwise restrict the consummation of the Closing, (5) appointment of five directors to the Greenland Board, (6) Greenland having net tangible assets of at least $5,000,001 upon the Closing, after giving effect to any Redemptions of our shareholders, (7) the other party’s representations and warranties being true and correct as of the date of the Share Exchange Agreement and as of the Closing, except as has not had or could reasonably be expected to have a Material Adverse Effect on the other party, (8) the other party’s compliance with its covenants under the Share Exchange Agreement in all material respects, (9) no Material Adverse Effect shall have occurred with respect to the other party (or with respect to Zhongchai Holding, its subsidiaries) since the date of the Share Exchange Agreement and (10) receipt of the Related Agreements and other ancillary documents specified in the Share Exchange Agreement signed by the other parties, including the Escrow Agreement, the Non-Competition Agreements, the Lock-up Agreements and the Registration Rights Agreement.

The obligation of Greenland to consummate the Closing is subject to satisfaction or waiver of certain additional conditions specified in the Share Exchange Agreement, including, but not limited to: (1) certain specified employees of Zhongchai Holding having entered into employment agreements in form and substance reasonably acceptable to Greenland and (2) Greenland having received a legal opinion from Zhongchai Holding’s counsel reasonably satisfactory to Greenland.

We cannot provide assurance as to when or if all of the conditions to the Business Combination will be satisfied or waived by the appropriate party. As of the date of this proxy statement, we have no reason to believe that any of these conditions will not be satisfied.

Termination

Greenland and Zhongchai Holding may terminate the Share Exchange Agreement by mutual written consent at any time before the Closing, whether before or after Greenland’s shareholders have voted in favor the Share Exchange Agreement.

In addition, a party may terminate the Share Exchange Agreement at any time before the Closing by written notice to the other party under the following circumstances:

•        by either Greenland or Zhongchai Holding if certain Closing conditions have not been satisfied or waived by December 31, 2019 (the “Outside Date”) so long as no breach of the Share Exchange Agreement by such terminating party or its affiliates (or, with respect to Zhongchai Holding, the Zhongchai Equity Holder) caused the Closing not to have occurred by such date;

•        by either Greenland or Zhongchai Holding if any governmental authority of competent jurisdiction has issued a final and non-appealable order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Share Exchange Agreement, so long as no breach of the Share Exchange Agreement by such terminating party or its affiliates (or, with respect to Zhongchai Holding, the Zhongchai Equity Holder) was a substantial cause of, or substantially resulted in, such action by such governmental authority;

•        by Zhongchai Holding for a breach of Greenland’s representations, warranties, covenants or agreements in the Share Exchange Agreement which would result in the related Closing condition not being met and such breach is incapable of cure or is not cured within the earlier of 20 days after notice of such breach or the Outside Date, so long as Zhongchai Holding or the Zhongchai Equity Holder is not then in material uncured breach;

•        by Greenland for a breach of Zhongchai Holding’s or the Zhongchai Equity Holder’s representations, warranties, covenants or agreements in the Share Exchange Agreement which would result in the related Closing condition not being met and such breach is incapable of cure or is not cured within the earlier of 20 days after notice of such breach or the Outside Date, so long as Greenland is not then in material uncured breach;

•        by Greenland if there shall have been a Material Adverse Effect on Zhongchai Holding or its subsidiaries which is uncured and continuing; or

•        by Greenland or Zhongchai Holding if the requisite shareholder vote in favor of the Share Exchange Agreement and the Business Combination is not obtained at the Special Meeting.

If the Share Exchange Agreement is terminated, all further obligations of the parties under the Share Exchange Agreement will terminate and will be of no further force and effect (except that certain obligations related to public announcements, confidentiality, expenses, termination fees, waiver against trust, and certain general provisions will continue in effect), and neither Greenland nor Zhongchai Holding will have any further liability to any other party thereto except for liability for any fraud claims or the right of Greenland to seek specific performance or other injunctive relief in lieu of terminating the Share Exchange Agreement.

If the Share Exchange Agreement is validly terminated by Greenland for Zhongchai Holding’s or the Zhongchai Equity Holder’s material breach, Zhongchai Holding shall pay to Greenland as liquidated damages a termination fee equal to $500,000, plus the transaction expenses incurred by or on behalf of Greenland or its affiliates, provided that Zhongchai Holding and the Zhongchai Equity Holder will not be relieved of liability for any fraud claims or willful breach of the Share Exchange Agreement prior to such termination.

Except as expressly provided by the Share Exchange Agreement, each party will pay its own transaction expenses.

Related Agreements

This section describes the material provisions of certain additional agreements entered into pursuant to the Share Exchange Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements. Copies of the Related Agreements have been filed with the SEC as exhibits to our current report on Form 8-K filed on July 12, 2019. Shareholders and other interested parties are urged to read such Related Agreements in their entirety.

Registration Rights Agreement

On July 12, 2019, Greenland entered into a Registration Rights Agreement with the Zhongchai Equity Holder and the Purchaser Representative (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Zhongchai Equity Holder will hold registration rights that obligate us to register for resale under the Securities Act, all or any portion of the Exchange Shares so long as such shares are not then restricted under the Lock-Up Agreement (as defined below). Zhongchai Equity Holder will be entitled to make a written demand for registration under the Securities Act of all or part of the their Exchange Shares (up to a maximum of three demands in total), so long as such shares are not then restricted under the Lock-Up Agreement. Subject to certain exceptions, if any time after the Closing, Greenland proposes to file a registration statement under the Securities Act with respect to its securities, under the Registration Rights Agreement, Greenland shall give notice to the Zhongchai Equity Holder as to the proposed filing and offer the Zhongchai Equity Holder an opportunity to register the sale of such number of Exchange Shares as requested by the Zhongchai Equity Holder in writing. In addition, subject to certain exceptions, Zhongchai Equity Holder will be entitled under the Registration Rights Agreement to request in writing that Greenland register the resale of any or all of such Exchange Shares on Form S-3 and any similar short-form registration that may be available at such time.

Under the Registration Rights Agreement, Greenland agreed to indemnify the Zhongchai Equity Holder and certain persons or entities related to the Zhongchai Equity Holder, such as their officers, directors, employees, agents and representatives, against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell Exchange Shares, unless such liability arose from their misstatement or omission, and the Zhongchai Equity Holder including registrable securities in any registration statement or prospectus agreed to indemnify Greenland and certain persons or entities related to Greenland such as its officers and directors and underwriters against all losses caused by their misstatements or omissions in those documents.

Lock-Up Agreement

On July 12, 2019, Zhongchai Equity Holder entered into a Lock-Up Agreement with Greenland and the Purchaser Representative (the “Lock-Up Agreement”), with respect to the Exchange Shares received in the Business Combination. In such Lock-Up Agreement, the Zhongchai Equity Holder has agreed that the Zhongchai Equity Holder will not, from the Closing until the first anniversary of the Closing (or if earlier, the date on which Greenland consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of Greenland’s shareholders having the right to exchange either equity holdings in us for cash, securities or other property), (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to any of the Exchange Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Exchange Shares, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii). The Zhongchai Equity Holder has further agreed that the Escrow Shares will continue to be subject to such transfer restrictions until they are released from the escrow account. However, the Zhongchai Equity Holder will be allowed to transfer any of the Exchange Shares (other than the Escrow Shares while they are held in the escrow account) by gift, will or intestate succession upon death of the Zhongchai Equity Holder, pursuant to a court order or settlement agreement in connection with a divorce, or to any affiliate, to any immediately family members, trusts for the benefit of the Zhongchai Equity Holder or its immediately family members, if the Zhongchai Equity Holder is a trust, to the trustor or trust beneficiary, or as a liquidating distribution to limited partners or other equity holders, provided in each such case that the transferee thereof agrees to be bound by the restrictions set forth in the Lock-Up Agreement.

Non-Competition and Non-Solicitation Agreement

On July 12, 2019, the Zhongchai Equity Holder entered into a Non-Competition and Non-Solicitation Agreement (the “Non-Competition Agreement”) in favor of Greenland, Zhongchai Holding and their respective successors, affiliates and subsidiaries (referred to as the “Covered Parties”), relating to the post-combination company’s business. Under the Non-Competition Agreement, for a period from the Closing to four years thereafter (or if later, the date on which the Zhongchai Equity Holder, its affiliates or any of their respective officers, directors or employees are no longer directors, officers, managers or employees of Zhongchai Holding or its subsidiaries (the “Termination Date”)), the Zhongchai Equity Holder and its affiliates will not, without Greenland’s prior written consent, anywhere in the PRC or any other markets in which, as of the Closing, the Covered Parties are engaged or actively contemplating to become engaged in the Business (as defined below) as of the Closing or during the restricted period, directly or indirectly engage in (or own, manage, finance or control, or become engaged or serve as an officer, director, employee, member, partner, agent, consultant, advisor or representative of, an entity that engages in) the business of (i) manufacturing and selling transmission products in China or (ii) selling autonomous transmission products in China (collectively, the “Business”). However, the Zhongchai Equity Holder and its affiliates will be permitted under the Non-Competition Agreements to own passive portfolio company investments in a competitor, so long as the Zhongchai Equity Holder and its affiliates and their respective shareholders, directors, officer, managers and employees who were involved with the business of Zhongchai Holding are not involved in the management or control of such competitor. Under the Non-Competition Agreements, during such restricted period, the Zhongchai Equity Holder and its affiliates will not, without Greenland’s prior written consent, (i) solicit or hire the Covered Parties’ employees, consultants or independent contractors as of such time (or, if earlier, the Termination Date) or during the one year period prior thereto or otherwise interfere with the Covered Parties’ relationships with such persons, (ii) solicit or divert the Covered Parties’ customers as of such time (or, if earlier, the Termination Date) or during the one year period prior thereto relating to the Business or otherwise interfere with the Covered Parties’ contractual relationships with such persons, or (iii) interfere with or disrupt any Covered Parties’ vendors, suppliers, distributors, agents or other service providers for a purpose competitive with a Covered Party as it relates to the Business. The Zhongchai Equity Holder and its affiliates also agreed not to disparage the Covered Parties during the restricted period and to keep confidential and not use the confidential information of the Covered Parties.

Subscription Agreements

On September 8, 2019, Greenland entered into the Subscription Agreements with the investors named therein (the “PIPE Investors”), pursuant to which Greenland agreed to issue and sell to the PIPE Investors an aggregate of Six Million Dollars ($6,000,000) of Greenland Shares, at a price of $10.25 per share, simultaneously with or immediately prior to the Closing (the “PIPE Financing”). The PIPE Financing is conditioned on the Closing being scheduled to occur concurrently with or immediately following the closing of the PIPE Financing and other customary closing conditions. The proceeds from the PIPE Financing will be used to fund expenses incurred in connection with the Business Combination and to fund the Company’s working capital requirements following the Closing.

During the period from the execution of the Subscription Agreements through 5:00 p.m. Eastern Time on the fifth business day prior to the Special Meeting, the PIPE Investors will have the right to purchase Greenland Shares in one or more open market purchases or in privately negotiated transactions with third parties (any shares so purchased, “Backstop Shares”), which if held and not redeemed in accordance with the requirements of the Subscription Agreements, will reduce the number of Greenland Shares required to be purchased by such PIPE Investors in the PIPE Financing. The PIPE Investors have agreed to (i) not transfer prior to the Closing any Backstop Shares that they own or otherwise acquire, (ii) vote at the Special Meeting all of the Backstop Shares that they own or acquire, or otherwise have proxy rights with respect to, in favor of the Business Combination, and each of the other Proposals, and (iii) waive and not exercise their Redemption Rights for any Backstop Shares that they own or acquire.

Greenland has agreed in the Subscription Agreements to file a registration statement covering the shares purchased by the PIPE Investors in the PIPE Financing within 30 calendar days after the closing of the PIPE Financing and to use commercially reasonable efforts to have such registration statement declared effective as soon as practicable and maintain the effectiveness of such registration statement until the earlier of (i) two years following the issuance of Greenland Shares, (ii) the date on which the PIPE Investors cease to hold the Greenland Shares covered by such registration statement, and (iii) the first day on which the PIPE Investors can sell all of their shares under Rule 144 of the Securities Act without manner of sale or volume restrictions. The foregoing obligations are subject to delay or suspension by Greenland for customary limited periods.

Each Subscription Agreement will terminate with no further force and effect upon the earlier to occur of (i) the mutual written agreement of each of the parties to the Subscription Agreement to terminate such agreement, (ii) the Company’s notification to the PIPE Investors to abandon the plan to conduct the Business Combination, (iii) such date and time as the Share Exchange Agreement is terminated in accordance with its terms, and (iv) written consent by either party to terminate the Subscription Agreement if the transactions contemplated by the Subscription Agreements are not consummated on or prior to December 31, 2019.

Interests of Greenland’s Directors and Officers and Others in the Business Combination

When you consider the recommendation of the Greenland Board in favor of approval of the Business Combination Proposal, you should keep in mind that an argument could be made that Greenland’s directors and officers, have interests in such Proposal that are different from, or in addition to, those of Greenland shareholders, Right holders and Warrant holders generally. These interests include, among other things, the interests listed below:

•        If Greenland does not complete a business combination transaction by October 25, 2019 (or April 27, 2020, if we extend the period of time to consummate a business combination) (unless Greenland submits and its shareholders approve an additional extension of such date), Greenland will cease all operations except for the purpose of winding up, redeeming all of the outstanding Public Shares for cash and, subject to the approval of the Greenland Board and Greenland’s remaining shareholders, dissolving and liquidating, subject in each case to its obligations under the Companies Act to provide for claims of creditors and the requirements of other applicable law. In such event, the 1,100,000 Founder Shares owned by the Sponsor would be worthless because, following the Redemption of the Public Shares, Greenland would likely have few, if any, net assets and because the Sponsor and Greenland’s directors and officers have agreed, in the Insider Letter Agreement, to waive their rights to liquidating distributions from the Trust Account with respect to the Founder Shares if Greenland fails to complete a Business Combination within the required period. The Sponsor purchased the Founder Shares prior to Greenland’s IPO for an aggregate purchase price of $25,000, or approximately $0.02 per share. Such Founder Shares had an aggregate market value of $11,407,000 based upon the closing price of $10.37 per share on Nasdaq on September 23, 2019, the most recent closing price.

•        In addition, simultaneously with the closing of its IPO and underwriters’ partial exercise of their over-allotment option, Greenland completed the sale of 282,000 Private Placement Units at a price of $10.00 per Unit in a private placement to the Sponsor and Chardan. The Private Placement Units consist of one Greenland Share, one Private Placement Right to receive one-tenth (1/10) of one Greenland Share upon the consummation of our initial business combination and one Private Placement Warrant. Each Private Placement Warrant is exercisable for one-half of one Greenland Share at $11.50 per whole share. If Greenland does not complete a Business Combination transaction by October 25, 2019 (or April 27, 2020 if we extend the period of time to consummate a business combination) (unless Greenland submits and its shareholders approve an additional extension of such date), then the aggregate proceeds of $2,820,000 from the sale of the Private Placement Units will be part of the liquidating distribution to the Public Shareholders and the Private Placement Units held by the Sponsor and Chardan will be worthless. The Private Placement Units held by the Sponsor and Chardan had an aggregate market value of $2,961,000 based upon the closing price of $10.50 per Unit on Nasdaq on September 23, 2019, the most recent closing price.

•        Yanming Liu will be a director of the Company after the completion of the Business Combination. As such, in the future he may receive any cash fees, share options, share awards or other remuneration that the Greenland Board determines to pay to each such director.

•        In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to Greenland if and to the extent any claims by a vendor for services rendered or products sold to Greenland, or a prospective target business with which Greenland has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account below (i) $10.00 per Public Share (or such higher amount then held in trust) or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under Greenland’s indemnity of the underwriters of Greenland’s IPO against certain liabilities, including liabilities under the Securities Act.

•        Following completion of the Business Combination, the Sponsor, Greenland’s officers and directors and their respective affiliates would be entitled to reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and completing an initial Business Combination, and repayment of any other loans, if any, and on such terms as to be determined by Greenland from time to time, made by the Sponsor or certain of Greenland’s officers and directors to finance transaction costs in connection with an intended initial business combination. If Greenland fails to complete a Business Combination within the required period, the Sponsor and Greenland’s officers and directors and their respective affiliates will not have any claim against the Trust Account for reimbursement.

Exchange Listing

The Units (each consisting of one Greenland Share, one Right and one Warrant), Greenland Shares, Rights (each to receive one-tenth (1/10) of one Greenland Share upon the consummation of our initial business combination) and Warrants (each Warrant exercisable to purchase one-half of one Greenland Share) are currently traded on Nasdaq under the symbols “GLACU”,” “GLAC”, “GLACR” and “GLACW”, respectively. At the Closing, the Units will separate into their component securities so that the Units will no longer trade separately under “GLACU.” In addition, the Rights will automatically convert into Greenland Shares so that the Rights will no longer trade separately under “GLACR”. Greenland has applied for the continued listing of the Greenland Shares and Warrants on Nasdaq under the ticker symbols “GTEC” and “GTECW,” respectively.

Background of the Business Combination

Greenland is a blank check company incorporated on December 28, 2017, as a British Virgin Islands business company with limited liability and incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses.

Prior to the consummation of the IPO, neither Greenland, nor anyone on its behalf, had contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a transaction with Greenland.

After the IPO, Greenland’s officers and directors commenced an active search for prospective businesses and assets to acquire. During this search process, Greenland did not hire an investment bank. During this search process, Greenland reviewed and entered into preliminary discussions with respect to a number of acquisition targets other than Zhongchai Holding. The following is not intended to be a complete list of all opportunities initially evaluated or explored or discussions held by Greenland, but sets forth the significant discussions and steps that Greenland took in reaching a definitive agreement with Zhongchai Holding.

Since the date of the consummation of the IPO, we considered a number of potential target companies with the objective of consummating an acquisition. Our representatives contacted, and were contacted by, a number of individuals and entities who offered to present ideas for acquisition opportunities, including financial advisors and companies that have their primary operations in Asia (particularly China). We compiled a list of high priority potential targets and updated and supplemented such list from time to time. During that period, we and our representatives:

•        identified and evaluated approximately 50 potential acquisition target companies;

•        participated in in-person or telephonic discussions with representatives of approximately 35 potential acquisition targets;

•        executed non-disclosure agreements with approximately ten potential acquisition targets;

•        executed letters of intent with four potential acquisition targets; and

•        conducted confirmatory due diligence with respect to four potential acquisition targets.

We reviewed the potential acquisitions based on the same criteria discussed below and used in evaluating the proposed Business Combination, which included established middle-market businesses with proven track records, experienced management teams and strong competitive positions with, or with the potential for, revenue and earnings growth and strong free cash flow generation. We focused on companies exhibiting ongoing growth or the potential for a near-term cyclical uptick, and within those sectors, companies that would benefit from being a publicly traded company.

On July 30, 2018, Greenland’s senior management, consisting of Yanming Liu, our Chairman and Chief Executive Officer, Jerry Zheng, our Chief Operating Officer, and River Chi, our Chief Financial Officer, started to look for target companies. In September 2018, we retained Mr. Wu Zhuo of DeHeng Law Offices, a leading global law firm with offices in China (“DeHeng”), as our Chinese counsel to assist us and conduct legal due diligence on potential target companies. In October 2018, we hired several consultants in China with strong professional backgrounds to support our management team, including Lou Zhong, who previously worked at accounting firm Deloitte and investment bank Haitong Securities, and Julie Long, who previously worked at a China-based auditing firm. Mr. Zhong and Ms. Long assist us with due diligence and related matters, and each is paid approximately $65,000 annually.

The team, consisting of our senior management, Messrs. Zhong and Long and other consultants, identified various preliminary target selection criteria, including but not limited to financial thresholds such as net income and revenues, length of operating history, business practice licensing requirements, and management’s knowledge of global capital markets. Based on the extensive business connections and industrial insights from the professional team, we established a referral system, whereby potential acquisition targets that met the team’s preliminary target selection criteria would be submitted to the Greenland Board. Our team reviewed the initial candidate referrals on the basis of each candidate’s financial performance, business industry and management description. Following such initial review, the team selected preliminary qualified candidates and proceeded to the second stage of review by conducting business conference calls and/or personal visits and meetings with the management of such preliminary qualified candidates to discuss candidates’ business operation performance and financial performance, and collecting further business information of candidates.

Greenland’s senior management assisted the team with the preliminary selection of potential targets. Several senior management officers from Greenland regularly attended meetings with the team to assist in scrutinizing acquisition targets from various perspectives, such as prospects for industry and company growth, based on their experience and knowledge in related businesses. From August 2018 through May 2019, members of Greenland’s management team held 45 meetings, including in-person meetings and conference calls (the “Selection Meetings”) to discuss preliminary target candidates. At each Selection Meeting, we reviewed and discussed the qualifications of those preliminary target candidates and ranked each company with respect to our level of interest in a possible business combination. After reviewing approximately 50 potential targets, and holding discussions with the management or representatives of approximately 35 of such companies, we decided to focus on five potential companies. After completing its analysis, Greenland’s management team identified Zhongchai Holding as the preferred acquisition target.

The parties to the non-disclosure agreements entered into by Greenland and potential target companies agreed to keep in confidence any confidential information relating to the potential transaction or the other party, subject to standard carve-outs. The parties to such agreements agreed to abide by all securities laws relating to trading in Greenland’s securities based on material non-public information of Greenland. The parties also agreed to waive any right, title, interest or claim against the Trust Account.

Description of negotiation process with candidates other than Zhongchai Holding

In September 2018, Company A, which is not affiliated with Greenland or to any affiliated business entities of Greenland, was referred to the team through an investment bank in China. Company A is an internet medical registration platform company in Fujian, China. On September 1, 2018, after reviewing basic information of Company A and discussing with management of Company A, the team established Company A as a business combination candidate and submitted its information at the Selection Meeting with Greenland’s senior management on September 18, 2018 based upon a preliminary due diligence review. Greenland conducted additional due diligence on Company A from mid-September to October 2018, and reviewed Company A’s third quarter of 2018 financial information as it became available. Following Greenland’s review of Company A’s financial performance data for the third quarter of 2018, Greenland removed Company A from the priority list of business combination target candidates on October 20, 2018 at a meeting of the Selection Meeting because of Company A’s disappointing results for the quarter. Discussions with Company A were terminated before a letter of intent was executed by the parties.

In October 2018, Company B, which is not affiliated with Greenland or any affiliated business entities, was referred to the team through a financial advisor of Company B. Company B is a pharmaceutical manufacturer based in Hainan, China. On October 18, 2018, after reviewing basic information of Company B and holding discussions with its management, the team established Company B as a potential business combination candidate and submitted Company B’s information at a Selection Meeting on October 24, 2018. From October 2018 through November 2018, Greenland reviewed and evaluated Company B’s financial information, management structure and business model. In November 2018, Greenland was notified by Company B’s advisor that Company B could be materially harmed by new governmental policies for pharmaceutical companies in China. As a result, Greenland determined to end discussions with Company B and removed Company B from Greenland’s list of target candidates. Discussions with Company B were terminated before a letter of intent was executed by the parties.

In October 2018, Company C, which is not affiliated with Greenland or any affiliated business entities, was referred to Greenland’s team through a financial advisory firm based in Shanghai, China. Company C is a mobile advertisement service provider for branding and game promotion based in Shanghai, China. On October 28, 2018, after reviewing basic information of Company C and meeting with its management, the team established Company C as a candidate and submitted Company C’s information at the Selection Meeting on October 29, 2018. Greenland continued due diligence and discussions with Company C until November 10, 2018, when Greenland was informed that Company C’s funding needs and acquisition timeline was not compatible with Greenland’s timeline to complete a business combination. Discussions with Company C were terminated before a letter of intent was executed by the parties.

In November 2018, Company D, which is not affiliated with Greenland or any of its affiliated business entities, was referred to Greenland’s team through a financial advisory firm based in the United States. Company D is an education service group in California. On November 5, 2018, after reviewing basic information of Company D, the team established Company D as a candidate and submitted Company D’s information to the Selection Meeting on November 9, 2018 and signed a letter of intent with Company D on that day. From November 2018 through January 2018, Greenland conducted due diligence and reviewed the financial needs of Company D. At a January 28, 2019 Selection Meeting, Greenland discussed that Company D’s potential needs and acquisition timeline was not compatible with Greenland’s timeline to complete a business combination and terminated the letter of intent on that day. Because Company D’s financing needs and timeline rendered such company unfit for a transaction, Greenland believes that such transaction is moot and the terms of the potential transaction previously discussed between the parties is not relevant.

Description of negotiation process with Zhongchai Holding

On November 3, 2018, Greenland was contacted by Hanyi Zhou, Vice General Manager of Zhejiang Lanfeng Investment Co., Ltd, an investment company in Hangzhou, China, that was engaged by Greenland to introduce Greenland to potential target companies. Mr. Zhou introduced Peter Zuguang Wang, sole director of Zhongchai Holding and chairman of Zhejiang Zhongchai, to Mr. Liu to discuss a potential business combination between Greenland and Zhongchai Holding.

On November 9, 2018, Zhongchai Holding and Greenland executed a non-disclosure agreement. On November 11, 2018, David Ming He, then Chief Financial Officer of Zhongchai Holding, sent Zhongchai Holding’s business presentation, financial statements and a financial forecast to Mr. Zheng. Subsequently, on November 12, 2018, Greenland and Zhongchai Holding held a conference call to discuss the potential business combination opportunity. During the call, Zhongchai Holding made a presentation and advised Greenland that Zhongchai Holding was considering an initial public offering, and Zhongchai Holding believed that a transaction with Greenland could be a suitable alternative, considering the certainty and time efficiency.

On November 18, 2018, Greenland and Zhongchai Holding conducted a meeting in Hangzhou, Zhejiang, China. Mr. He and Mr. Zheng had a discussion about Zhongchai Holding’s current and forecasted financial results, as presented elsewhere in this proxy statement under the heading “— Certain Historical and Prospective Financial Information Provided to the Greenland Board.” Mr. He disclosed to Greenland that Zhongchai Holding’s transmission systems had achieved steady growth in China and that Zhongchai Holding was creating a new robotic model that management expected to start manufacturing and selling in the near future. In addition, Zhongchai Holding demonstrated current and future business opportunities with various customers including two large customers. Greenland confirmed its interest in exploring a potential business combination with Zhongchai Holding pending a review of Zhongchai Holding’s 2018 financial statements when they became available.

On December 11, 2018, Mr. He contacted Greenland to discuss the potential business combination. Mr. He advised Greenland that Zhongchai Holding expected to demonstrate attractive growth rates in its 2018 financial statements.

On January 4, 2019, Mr. Wang and Mr. Liu met in Hangzhou, Zhejiang, China. At the meeting, Mr. Wang reported that Zhongchai Holding’s 2018 net income was approximately $7,000,000 and that Zhongchai Holding had already secured several large contracts for 2019 in Chinese markets. Mr. Liu suggested that Greenland send a team to conduct due diligence on Zhongchai Holding.

On January 7, 2019, Messrs. Liu and Zhong and other members of the Greenland team visited Zhongchai Holding’s office in Hangzhou, Zhejiang, China and met with Messrs. Wang and He. At the meeting, Greenland decided to send a group of professional team members to Zhongchai Holding for an onsite due diligence study, including representatives of Greenland’s PRC counsel, DeHeng.

On the same day, January 7, 2019, Mr. Wang and Mr. Liu orally agreed to proceed with negotiations of a potential business combination. Zhongchai Holding then retained BDO China Shu Lun Pan Certified Public Accountants LLP (“BDO”) as its auditor to conduct Zhongchai Holding’s audit and issue the audit report and retained T&C Law Firm (“T&C”) as its PRC legal counsel.

On January 9, 2019, Messrs. Liu and Zhong met Mr. Wang and Mr. Mengxing He, director and general manager of Zhejiang Zhongchai and legal representative, executive director and general manager of Shengte, at Zhongchai Holding’s factory at Shaoxing, Zhejiang, China. They toured the factory, checked the production line and then discussed due diligence matters.

On January 15, 2019, Messrs. Zhong and Wu met Mr. He at his office in Shaoxing, Zhejiang, China, and collected detailed information regarding Zhongchai Holding including current business operations, technologies, markets trends and its shareholders.

On January 16, 2019, Messrs. Zhong and Wu met Mr. Zengwei Xiong, a Senior Vice President of Zhongchai Holding, at Zhongchai Holding’s meeting room in Shaoxing, Zhejiang, China, and collected detailed information regarding the transmission systems and gearboxes business operation and its current sales strategy, development, market share and competitive positioning.

On the same day, January 16, 2019, Messrs. Zhong and Wu met Mr. Yifeng Liang, Vice Chief Engineer of Zhongchai Holding at his office in Shaoxing, Zhejiang, China, and collected detailed information regarding Zhongchai Holding’s various business production lines, general business operations, business developments and future business plans.

On January 17, 2019, Messrs. Zhong and Wu met Mr. He in Shaoxing, Zhejiang, China, and collected detailed information regarding Zhongchai Holding’s accounting and finances and the potential uses of the business combination proceeds.

On the same day, January 17, 2019, Messrs. Zhong and Wu met Ms. Minlian Wu, the financial manager-in-charge of Zhongchai Holding, at Zhongchai Holding’s meeting room in Shaoxing, Zhejiang, China. Ms. Wu discussed detailed information regarding Zhongchai Holding’s accounting, including Zhongchai Holding’s financial statements.

From January 18 to January 20, 2019, Messrs. Zhong and Wu reviewed the information and documentation collected from their onsite visits at Zhongchai Holding and drafted a business due diligence report, which was submitted to Greenland’s management on January 21, 2019.

On January 25, 2019, representatives of Greenland, including Mr. Liu, Mr. Zheng, Mr. Zhong, and representatives of Zhongchai Holding, including Mr. Wang and Mr. He, conducted a series of meetings in Shanghai, China. At the meetings, the two companies discussed BDO’s audit work progress and T&C’s legal due diligence investigation. A conference call was held for Zhongchai Holding to address certain questions which emerged from Greenland’s legal and financial due diligence investigation. Greenland decided to wait for a draft of Zhongchai Holding’s income statement for the year ended December 31, 2018 to determine the appropriate next due diligence steps.

On January 26, 2019, BDO and T&C started the field work at Zhongchai Holding’s office at Shaoxing, Zhejiang, China and reviewed a draft of Zhongchai Holding’s income statement for the year ended December 31, 2018.

On the same day, January 26, 2019, Greenland called a meeting of the Greenland Board. Following the meeting, all attendees unanimously advocated in favor of Zhongchai Holding as a priority candidate for a potential business combination.

On January 28, 2019, Zhongchai Holding’s management team, including Peter Zuguang Wang and David Ming He, visited Greenland’s office in Shanghai, China and met with Mr. Liu and other senior members of Greenland. At the meeting the parties discussed Zhongchai Holding’s valuation and agreed to calculate the valuation of Zhongchai Holding using Zhongchai Holding’s audited net income for 2018 and a valuation multiple for businesses in the same industry sector and with similar financial and operational attributes.

On February 12, 2019, Greenland held a conference call with Zhongchai Holding’s management team, BDO, T&C and DeHeng to discuss the process of the audit and legal due diligence work as well as the business structure of Zhongchai Holding.

On February 25, 2019, Messrs. Liu and Zheng met with Messrs. Wang and He from Zhongchai Holding in Hangzhou, Zhejiang, China. The parties confirmed their interest and intent to complete the potential business combination. At the meeting, Zhongchai Holding’s management team provided an update on the working process of the audit and legal due diligence.

On the same day, February 25, 2019, a conference call was held among Greenland, Zhongchai Holding, BDO and T&C to discuss the potential business combination timeline and outstanding issues relating to the audit and legal due diligence.

On February 27, 2019, a conference call was held among representatives of Greenland, Zhongchai Holding, Ellenoff Grossman & Schole LLP (“EGS”), Greenland’s U.S. legal counsel, BDO, Zhongchai Holding’s independent auditing firm, and Marcum, Greenland’s independent auditing firm. On the phone, the parties discussed the proposed timeline for the potential business combination and the responsibilities for each party.

Between February 28, 2019 and March 18, 2019, the parties and their representatives discussed the structure of the potential business combination and certain terms of the potential business combination, potential investments in Zhongchai Holding by investors in China, and the proposed timeline requirement for completion of the potential business combination.

On March 25, 2019, EGS sent an initial draft of the Share Exchange Agreement to Greenland, and following Greenland’s review, to Zhongchai Holding and to T&C for their review.

On March 31, 2019, a conference call was held between EGS and Marcum to discuss status, timing and process-related issues surrounding the potential business combination.

On April 2, 2019, a conference call was held between Messrs. Liu and Zheng from Greenland and Messrs. Wang and He from Zhongchai Holding to discuss and negotiate certain material terms of the Share Exchange Agreement as well as the completion of the audited financial statements.

On April 15, 2019, a conference call was held among representatives from Greenland, officers from Zhongchai Holding, EGS and T&C to discuss and negotiate certain outstanding provisions of the Share Exchange Agreement, including the termination fee, Zhongchai Holding shareholder vote requirements and indemnification obligations.

Between April 18, 2019 and July 12, 2019, EGS and Greenland held multiple calls to discuss status, terms and Closing documents for the potential business combination, including future employment of Greenland’s officers and directors and circulated multiple drafts of the Share Exchange Agreement and multiple drafts of the proxy statement and related documents for further review and revision. EGS continued its legal due diligence process throughout the process.

On April 21, 2019, a conference call was held between Messrs. Liu and Zheng from Greenland and Messrs. Wang and He from Zhongchai Holding to discuss a timeline and milestone events for the potential business combination.

On April 30, 2019, a conference call was held among Messrs. Liu and Zheng from Greenland, Mr. John Klenner of Marcum, Ms. Yi Liu of BDO, and David Ming He from Zhongchai Holding to discuss certain questions relating to Zhongchai Holding’s financial statements.

On May 1, 2019, a conference call was held between EGS, Greenland and Zhongchai Holding to discuss mechanics and processes relating to the potential business combination.

On May 7, 2019, Greenland held a conference call with BDO to discuss Zhongchai Holding’s financial statements.

On May 7, 2019, a conference call was held among officers from Greenland, Zhongchai Holding, BDO, and T&C to discuss and negotiate certain material terms of the potential business combination and remaining open items, including but not limited to, the timing of the delivery of audited financial statements, the preparation of final disclosure schedules and the post-Closing board structure.

On July 8, 2019, the Greenland Board met telephonically to approve the Business Combination, including the approval of the Share Exchange Agreement and all of the transactions contemplated by it, subject to completion of definitive documents. Also in attendance was a representative of EGS. The representative of EGS summarized and explained the terms of the Share Exchange Agreement and the Related Agreements. After considering the proposed terms of the Share Exchange Agreement and the Related Agreements and asking questions to Greenland’s management and EGS, and taking into account the other factors described below under the caption “— Greenland Board’s Reasons for the Approval of the Business Combination,” the Greenland Board unanimously approved the Share Exchange Agreement and Related Agreements and determined that each of the Share Exchange Agreement and the Related Agreements (and the transactions contemplated by such agreements) was advisable and in the best interests of Greenland and its shareholders. The Greenland Board further determined that it was advisable and in the best interests of Greenland and its shareholders to consummate the Business Combination and other transactions contemplated by the Share Exchange Agreement and Related Agreements, and the Greenland Board directed that the Share Exchange Agreement and the other Proposals described in this proxy statement be submitted to Greenland’s shareholders for approval and adoption, and recommended that Greenland’s shareholders approve and adopt the Share Exchange Agreement and such other Proposals.

On July 12, 2019, the Share Exchange Agreement was executed by the parties.

On July 12, 2019, Greenland issued a press release and filed a Current Report on Form 8-K with the SEC announcing the execution of the Share Exchange Agreement.

Between July 2019 and September 8, 2019, Mr. Wang discussed the terms of a proposed equity investment in Greenland with various investors that previously invested in other companies controlled by Mr. Wang or that are affiliated with other companies with which members of Greenland management are affiliated. On September 8, 2019, the PIPE Investors entered into the Subscription Agreements with Greenland for the PIPE Financing.

The parties have continued and expect to continue regular discussions regarding the execution and timing of the Business Combination and to take actions and exercise their respective rights under the Share Exchange Agreement to facilitate the completion of the Business Combination.

Greenland Board’s Reasons for the Approval of the Business Combination

Before reaching its decision, the Greenland Board reviewed the results of Greenland management’s due diligence investigation, and the due diligence investigations of Greenland’s third party legal advisors. The Greenland Board also received and reviewed presentations from, and discussed with, Greenland’s third party legal advisors the transaction structure, material terms of the Business Combination and various aspects of the due diligence.

The diligence conducted by Greenland’s management and presentations received included:

•        Research on comparable companies and transactions;

•        A review of the transaction structure presented by Greenland’s management and EGS;

•        A presentation by Mr. Liu regarding Zhongchai Holding’s strategic direction and recent initiatives;

•        Financial, tax, and accounting diligence review;

•        Legal diligence review conducted by DeHeng and EGS;

•        Site visits by Greenland’s management to Zhongchai Holding’s main offices;

•        General industry research and analysis conducted by the management of Greenland;

•        A financial, operational and documentation review by management of requested materials provided by Zhongchai Holding; and

•        Extensive meetings and calls with Zhongchai Holding’s management and Zhongchai Holding’s representatives regarding Zhongchai Holding’s operations, financial condition, strategy and prospects.

The Greenland Board considered a wide variety of factors in connection with its evaluation of the Business Combination. In light of the complexity of those factors, the Greenland Board, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual directors may have given different weight to different factors. This explanation of Greenland’s reasons for the Business Combination and all other information presented in this section is forward-looking. Therefore, you should read this explanation in light of the factors discussed under “Cautionary Note Regarding Forward-Looking Statements.”

In the prospectus for the IPO, Greenland identified the following general criteria and guidelines that Greenland believed would be important in evaluating prospective target businesses:

•        Middle-Market Growth Business.    We will primarily seek to acquire one or more growth businesses with a total enterprise value of between $150,000,000 and $250,000,000. We believe that there are a substantial number of potential target businesses within this valuation range that can benefit from new capital for scalable operations to yield significant revenue and earnings growth. We currently do not intend to acquire either a start-up company (a company that has not yet established commercial operations) or a company with negative cash flow.

•        Companies in Business Segments that are Strategically Significant to China.    In addition to the TES sector, we will seek to acquire those businesses that are currently strategically significant in China. Such sectors include: Internet and high technology, clean energy, health care, consumer and retail, energy and resources, food processing, manufacturing and education.

•        Business with Revenue and Earnings Growth Potential.    We will seek to acquire one or more businesses that have the potential for significant revenue and earnings growth through a combination of both existing and new product development, increased production capacity, expense reduction and synergistic follow-on acquisitions resulting in increased operating leverage.

•        Companies with Potential for Strong Free Cash Flow Generation.    We will seek to acquire one or more businesses that have the potential to generate strong, stable and increasing free cash flow. We intend to focus on one or more businesses that have predictable revenue streams and definable low working capital and capital expenditure requirements. We may also seek to prudently leverage this cash flow in order to enhance shareholder value.

•        Benefit from Being a Public Company.    We intend to only acquire a business or businesses that will benefit from being publicly traded and which can effectively utilize access to broader sources of capital and a public profile that are associated with being a publicly traded company.

In considering the Business Combination, the Greenland Board concluded that Zhongchai Holding substantially met the above criteria. In particular, the Greenland Board considered the following positive factors:

•        Leading Middle-Market Business at an Attractive Valuation.    The Greenland Board took note of the fact that Zhongchai Holding is a leading developer and manufacturer of transmission products for material handling machineries in China and had substantial revenue with a track record of strong organic growth. The Greenland Board also noted that Zhongchai Holding’s valuation was attractive relative to other prospective target companies.

•        Business Where Greenland Can Add Value.    The Greenland Board believed that Greenland’s management will be able to provide Zhongchai Holding with a comprehensive network of resources to support its human capital, performance improvement, strategic growth and capital markets initiatives. Greenland’s management has an established track record of executing acquisition and consolidation focused strategies. Zhongchai Holding management team has indicated its intent to continue to selectively acquire new businesses to supplement its organic growth, and Greenland believed that Zhongchai Holding, under new public ownership, will be able to access more efficient capital to provide currency for its consolidation strategy to further increase revenues and shareholder value.

•        Strong Management Team.    The Greenland Board considered the expertise and strength of the Zhongchai Holding management team, including Peter Zuguang Wang, who have many years of experience in the transportation industry.

•        Attractive Financial Profile.    Based on its review of Zhongchai Holding’s business, financial condition, results of operations, including Zhongchai Holding’s strong margins, the Greenland Board believed that Zhongchai Holding had an attractive financial profile with strong free cash generation and highly recurring revenue.

•        Growth Opportunities.    The Greenland Board believed that Zhongchai Holding is well-positioned for future growth, particularly with respect to the robotic product that Zhongchai Holding is developing and expects to begin manufacturing and selling in the near future.

•        Financial Terms of the Share Exchange Agreement.    The Greenland Board took note of the post-Closing ownership structure whereby the existing owner of Zhongchai Holding agreed to: (i) accept all of their financial consideration for the Business Combination in equity; and (ii) a minimum twelve-month lock-up period with respect to the equity consideration received from the Business Combination.

•        Other Terms and Conditions of the Share Exchange Agreement.    The Greenland Board took note of the willingness and agreement of Mr. Peter Zuguang Wang, sole director of Zhongchai Holding, Mr. Yanming Liu, one of the existing board members of Greenland, as well as three director nominees, namely Min Zhang, Everett Xiaolin Wang and Hong Liang Lu, to serve as members of the Greenland Board post-Closing. The Greenland Board also took note of the entire senior management team of Zhongchai Holding agreeing to enter into long-term employment agreements with Zhongchai Holding at Closing. The Greenland Board also took into consideration the willingness and agreement of certain of the above referenced board members and senior management to enter into non-compete agreements with the Company.

•        Pro Forma Ownership.    The Greenland Board took note of the fact that following completion of the Business Combination (assuming, among other things, that no Greenland shareholders exercise Redemption Rights with respect to their Greenland Shares upon completion of the Business Combination and the other assumptions described under the section entitled “Frequently Used Terms — Share Calculations and Ownership Percentages”), after giving effect to the issuance of Greenland Shares upon the conversion of the Rights and the Private Placement Rights immediately following the Closing, the Zhongchai Equity Holder is expected to own approximately 52.1% of the outstanding Greenland Shares, the PIPE Investors are expected to own approximately 4.2% of the outstanding Greenland Shares, Hanyi Zhou, an independent third party that acted as a finder in connection with the Business Combination, is expected to own approximately 0.3% of the outstanding Greenland Shares and the current holders of Greenland Shares are expected to own approximately 43.4% of the outstanding Greenland Shares (approximately 33.6% held by the Public Shareholders, approximately 0.2% held by Chardan and approximately 9.6% held by the Sponsor).

In making its recommendation, the Greenland Board also considered, among other things, the following potential deterrents to the Business Combination:

•        the risk that some of the current Public Shareholders would exercise their Redemption Rights, thereby depleting the amount of cash available in the Trust Account;

•        the risk that the announcement of the Business Combination and potential diversion of Zhongchai Holding’s management and employee attention may adversely affect Zhongchai Holding’s operations;

•        the risk that certain key employees of Zhongchai Holding might not choose to remain with the Company post-Closing;

•        the risk that the Greenland Board may not have properly valued Zhongchai Holding’s business;

•        the risks associated with the transportation industry, including the risk factors set forth under the heading “Risk Factors — Risks Related to Zhongchai Holding’s Business” in this proxy statement;

•        the risk associated with macroeconomic uncertainty and the effects it could have on Zhongchai Holding’s revenues;

•        the risk of competition in the industry, including the potential for new entrants;

•        the risk that the Business Combination might not be consummated in a timely manner or that the Closing might not occur despite the companies’ efforts, including by reason of a failure to obtain the approval of Greenland’s shareholders;

•        the risk of failure to satisfy the conditions to Closing (to the extent not waived by the parties);

•        the inability to maintain the listing of the Company’s securities on The Nasdaq Capital Market following the Business Combination;

•        the significant fees and expenses associated with completing the Business Combination and the substantial time and effort of management required to complete the Business Combination;

•        the potential conflicts of interest of the Sponsor and Greenland’s officers and directors in the Business Combination; and

•        the other risks described in the “Risk Factors” section of this proxy statement.

The Greenland Board concluded that these risks could be managed or mitigated by the Company or were unlikely to have a material impact on the Business Combination or the Company, and that, overall, the potentially negative factors or risks associated with the Business Combination were outweighed by the potential benefits of the Business Combination to Greenland and its shareholders. The Greenland Board realized that there can be no assurance about future results, including results considered or expected as disclosed in the foregoing reasons. The foregoing discussion of the material factors considered by the Greenland Board is not intended to be exhaustive, but does set forth the principal factors considered by the Greenland Board.

Certain Prospective Financial Information Provided to the Greenland Board

Greenland and Zhongchai Holding do not as a practice make public projections as to future revenues, earnings or other results. However, Greenland is including the following summary of certain Zhongchai Holding internal, unaudited prospective financial information from Zhongchai Holding’s management’s projections solely because that information was made available to the Greenland Board in connection with the evaluation of the Business Combination. Inclusion of summary information regarding the financial forecasts in this proxy statement is not intended to influence your decision whether to vote for the Business Combination.

The accompanying unaudited Zhongchai Holding prospective financial information was not prepared with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to the preparation and presentation of prospective financial information, but, in the view of Zhongchai Holding’s management, was prepared on a reasonable basis, reflects the best then-currently available estimates and judgments, and presents, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance, in each case at the time such information was provided to the Greenland Board, which may be different from the information currently available at the time of filing this proxy statement. As such, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the prospective financial information.

The accompanying unaudited prospective financial information is the responsibility of Zhongchai Holding’s management. Neither Greenland’s independent registered public accounting firm nor Zhongchai Holding’s independent registered public accounting firm has audited, reviewed, examined, compiled, or applied agreed-upon procedures with respect to the accompanying unaudited prospective financial information for the purpose of its inclusion herein, and accordingly, neither of them expresses an opinion or provides any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the unaudited prospective financial information for the purpose of this proxy statement. The audit reports included in this proxy statement relate solely to the previously issued financial statements. Such reports do not extend to the prospective financial information and should not be read to do so.

Furthermore, the accompanying unaudited prospective financial information does not take into account any circumstances or events occurring after November 18, 2018, the date such unaudited prospective financial information was prepared.

The accompanying unaudited Zhongchai Holding prospective financial information includes financial measures that were not calculated in accordance with GAAP, namely EBIT and EBITDA. EBIT and EBITDA are non-GAAP financial measures.

EBIT is a non-GAAP financial measure that represents net income prior to interest expense. EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, depreciation and amortization. Zhongchai Holding discloses EBIT and EBITDA in this proxy statement because they are key measures used by its management to evaluate Zhongchai Holding’s business, measure its operating performance and make strategic decisions. Zhongchai Holding believes EBIT and EBITDA are useful for investors and others in understanding and evaluating Zhongchai Holding’s operations results in the same manner as its management. However, neither EBIT nor EBITDA is not a financial measure calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze Zhongchai Holding’s business would have material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in Zhongchai Holding’s industry may report measures titled EBIT, EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how Zhongchai Holding calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider EBIT and EBITDA alongside other financial performance measures, including net income and our other financial results presented in accordance with GAAP.

The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including, among others, risks and uncertainties set forth under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” contained elsewhere in this proxy statement. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this proxy statement should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Considering that the Special Meeting will be held many months after the date the accompanying unaudited prospective financial information was prepared, as well as the uncertainties inherent in any forecasted information, shareholders and warrant holders are cautioned not to rely on the accompanying unaudited prospective financial information. This information constitutes “forward-looking statements” and actual results likely will differ from it and the differences may be material. See the section entitled “Cautionary Note Regarding Forward-Looking Statements.”

Greenland and Zhongchai Holding have not updated, and do not intend to update or otherwise revise, the accompanying unaudited prospective financial information to reflect circumstances existing since its preparation, including any changes in general economic or industry conditions, or to reflect the occurrence of unanticipated events.

Neither Greenland, Zhongchai Holding nor any of their respective representatives or advisers makes any representation to any person with regard to the ultimate performance of Greenland, Zhongchai Holding or the Company.

The following table summarizes the future projections prepared for the Greenland Board for purposes of its consideration of the Business Combination:

Zhongchai Holding (Hong Kong) Limited
Financial Forecast
(in ‘000 USD)	2018E	2019E	2020E	2021E
Revenue:
Total Revenue	60,282	64,820	73,638	82,457
Transmission Systems	60,282	64,820	71,226	72,809
Robotic Products	—	—	2,412	9,648
Gross Profit	13,865	14,908	18,191	23,982
EBIT	8,741	9,399	9,723	12,850
EBITDA	10,241	11,399	12,723	15,850

Satisfaction of 80% Test and Summary of Financial Analysis

Pursuant to Nasdaq listing rules, the target business or businesses that Greenland acquires must collectively have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of the execution of a definitive agreement for Greenland’s initial business combination (such requirement, the “80% test”). As of the date of the execution of the Share Exchange Agreement, the balance of the funds in the Trust Account was approximately $43.6 million (excluding approximately $1.0 million of deferred underwriting commissions) and 80% thereof represents approximately $34.9 million. The Greenland Board determined that Zhongchai Holding’s enterprise value was $75.9 million, thus satisfying the 80% test.

Although the Greenland Board did not seek a third party valuation, and did not receive any report, valuation or opinion from any third party in connection with the Business Combination, the Greenland Board has significant experience in managing and advising companies and valuing the securities of companies. In reaching its conclusion that the implied enterprise value of Zhongchai Holding exceeded the 80% threshold, the Greenland Board evaluated the following sources of information: (i) Greenland’s due diligence of Zhongchai Holding’s business operations, (ii) Zhongchai Holding’s historical financial and other results set forth in “Selected Historical Consolidated Financial and Other Data of Zhongchai Holding” and the historical financial statements of Zhongchai Holding elsewhere in this proxy statement, (iii) the future growth outlook of Zhongchai Holding, (iv) the trading performance and valuations of publicly traded companies in similar and adjacent sectors and (v) the collective experience of the members of the Greenland Board in transactions.

In particular, the Greenland Board determined Zhongchai Holding’s enterprise value of $75.9 million based on net income attributable to Zhongchai Holding for the year ended December 31, 2018, multiplied by 12.9. The Greenland Board compared this multiple against other publicly traded companies in the transportation sector, including Hangcha Group Co., Ltd., Anhui HELI Co. Ltd and Guangxi Liugong Machinery Co., Ltd. As of June 30, 2019, among such comparable companies, the average multiple over net income was 12.7x for the year ended December 31, 2018.

The Greenland Board also considered a range of qualitative and quantitative factors such as the recent growth in Zhongchai Holding’s revenues and net income, the potential growth of Zhongchai Holding’s robotic products, Zhongchai Holding’s competitive position in the transmission sector in China, Zhongchai Holding’s profit margins and operating metrics, Zhongchai Holding’s future growth opportunities, potential industry consolidation and other compelling aspects of the Business Combination.

Based on the analyses described above, the Greenland Board determined that Zhongchai Holding’s enterprise value was $75.9 million and that the Business Combination satisfied the 80% test.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of Greenland Shares that elect to have their Greenland Shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the IRS (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not address any tax laws other than the U.S. federal income tax law, including any estate or gift taxes, no does it discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

•        certain U.S. expatriates;

•        traders in securities that elect mark-to-market treatment;

•        S corporations;

•        U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

•        financial institutions;

•        mutual funds;

•        qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

•        insurance companies;

•        broker-dealers;

•        regulated investment companies (or RICs);

•        real estate investment trusts (or REITs);

•        persons holding Greenland Shares as part of a straddle, hedge, conversion transaction, synthetic security or other integrated investment;

•        persons subject to the alternative minimum tax or Medicare tax on net investment income;

•        tax-exempt organizations;

•        persons that actually or constructively own 5 percent or more of Greenland Shares; and

•        Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds Greenland Shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds Greenland Shares (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding Greenland Shares, you should consult your tax advisor. This summary assumes that shareholders hold Greenland Shares as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment.

WE URGE HOLDERS OF GREENLAND SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to Redeeming U.S. Holders (as defined below) of Greenland Shares that elect to have their Greenland Shares redeemed for cash. For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its Greenland Shares and is a U.S. Holder. A “U.S. Holder” is:

•        a citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•        an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•        any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the Redemption and such shareholder’s adjusted basis in the Greenland Shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares in Greenland is completely terminated or if the Redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares in Greenland is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold Greenland’s Warrants or Rights). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the Redemption Rights associated with Greenland Shares, the holding period of such shares may not be considered to begin until the date of such Redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to Greenland Shares redeemed in the Redemption). Shareholders who hold different blocks of Greenland Shares (generally, Greenland Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon Redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the Redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the Redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire Greenland Shares (including for these purposes Greenland’s Warrants and Rights) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the Redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of Greenland is reduced immediately after the Redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the Redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding Greenland Shares (both voting and nonvoting) immediately after the Redemption is reduced to less than 80% of such percentage ownership immediately before the Redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the Redemption, less than 50% of the total combined voting power of all classes of shares of Greenland entitled to vote. Whether the Redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the Redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of Greenland. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the Redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of Greenland’s current or accumulated earnings and profits (as determined under U.S. tax principles). However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the Redemption Right, a Redeeming U.S. Holder may be unable to include the time period prior to the Redemption in the shareholder’s holding period. Any distribution in excess of Greenland’s earnings and profits will reduce the Redeeming U.S. Holder’s basis in the Greenland Shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the Greenland Shares.

As these rules are complex, U.S. holders of Greenland Shares considering exercising their Redemption Rights should consult their own tax advisors as to whether the Redemption will be treated as a sale or as a distribution under the Code.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own directly or indirectly at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, determined in the case of a publicly traded corporation based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own directly or indirectly at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. Under IRS guidance, cash is generally considered to be a passive asset.

Because Greenland is a blank check company, with no current active business, it believes that it has met the PFIC asset or income test beginning with its initial taxable year ended November 30, 2018. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (in Greenland’s case, its taxable year ended November 30, 2018), if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year (in Greenland’s case, each of its taxable year ending November 30, 2019 and its taxable year ending November 30, 2020); and (3) the corporation is not, in fact, a PFIC for either of those years. A determination as to whether Greenland would satisfy the start-up exception will not be made until after its current taxable year, and there can be no assurance that Greenland will qualify for such exception. Greenland will continue to be treated as a PFIC until it no longer satisfies the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held Greenland’s securities at any time it was considered a PFIC).

If Greenland is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of Greenland Shares, Rights or Warrants and, in the case of its Greenland Shares, the Redeeming U.S. Holder did not make either a timely QEF election for Greenland’s first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Greenland Shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•        any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its Greenland Shares, Rights or Warrant (which would include the Redemption, if such Redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•        any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the Greenland Shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the Greenland Shares), which may include the Redemption to the extent such Redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules, any gain recognized or any “excess distribution” received by the Redeeming U.S. Holder generally will be treated as follows:

•        the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the Greenland Shares, Rights or Warrants;

•        the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of Greenland’s first taxable year in which it is a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•        the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if Greenland is determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to Greenland Shares (but not its Warrants and possibly not its Rights) if such holder made a timely QEF election (if eligible to do so) to include in income its pro rata share of Greenland’s net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in or prior to the taxable year of the Redeeming U.S. Holder in which or with which Greenland’s taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its Warrants to acquire Greenland’s shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such Warrants (other than upon exercise of such Warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if Greenland were a PFIC at any time during the period the Redeeming U.S. Holder held the Warrants. If a Redeeming U.S. Holder that exercises such Warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to Greenland’s shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the Warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the Warrants for purposes of the PFIC rules.

It is unclear if a Redeeming U.S. Holder would be permitted to make a QEF election with respect to its rights to acquire Greenland Shares. The remainder of this paragraph addresses the tax consequences if a QEF election is not available with respect to Greenland’s rights. If a Redeeming U.S. Holder sells or otherwise disposes of such rights (other than pursuant to the terms of such rights), any gain recognized generally may be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if Greenland were a PFIC at any time during the period the Redeeming U.S. Holder held the rights. If a Redeeming U.S. Holder that receives Greenland Shares pursuant to such rights properly makes a QEF election with respect to the newly acquired Greenland Shares (or has previously made a QEF election with respect to Greenland Shares), the QEF election will apply to the newly acquired Greenland Shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired Greenland Shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the rights), unless the Redeeming U.S. Holder makes a purging election under the PFIC rules. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the Greenland Shares acquired pursuant to the terms of rights for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from Greenland. If Greenland determines it is a PFIC for any taxable year, it will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that Greenland will have timely knowledge of its status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to Greenland’s shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for Greenland’s first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of such shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to Greenland’s PFIC status will be made annually, a determination that Greenland is a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held Greenland Shares, Rights or Warrants while Greenland was a PFIC, whether or not it meets the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for Greenland’s first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) Greenland Shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of Greenland that ends within or with a taxable year of the Redeeming U.S. Holder and in which Greenland is not a PFIC. On the other hand, if the QEF election is not effective for each of Greenland’s taxable years in which it was a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) Greenland Shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) Greenland Shares and for which Greenland is determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to Greenland’s Warrants and likely not its rights.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to Greenland’s shares under their particular circumstances.

If Greenland is a PFIC and, at any time, has a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if Greenland receives a distribution from, or disposes of all or part of its interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. Greenland will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that Greenland will have timely knowledge of the status of any such lower-tier PFIC. In addition, Greenland may not hold a controlling interest in any such lower-tier

PFIC and thus there can be no assurance it will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Greenland shareholders who are considering participating in the Redemption and/or selling, transferring or otherwise disposing of their Greenland Shares, Rights and/or Warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Greenland Shares that elect to have their Greenland Shares redeemed for cash. For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its Greenland Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its Greenland Shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “— U.S. Federal Income Tax Considerations to U.S. Holders.”

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

•        such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the Redemption takes place and certain other conditions are met; or

•        such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any Redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally not be subject to U.S. tax unless such dividends received by a Redeeming Non-U.S. Holder are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States). Dividends that are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business generally will be taxed as discussed above under “— U.S. Federal Income Tax Considerations to U.S. Holders — Tax Treatment of the Redemption — In General.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of Greenland Shares considering exercising their Redemption Rights should consult their own tax advisors as to whether the Redemption of their Greenland Shares will be treated as a sale or as a distribution under the Code.

Foreign Account Tax Compliance Act

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a foreign financial institution (as defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States account holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders resident in a jurisdiction that has an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of Greenland Shares, Rights or Warrants.

Backup Withholding

In general, proceeds received from the exercise of Redemption Rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•        fails to provide an accurate taxpayer identification number;

•        is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•        in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

Regulatory Matters

The Business Combination and the transactions contemplated by the Share Exchange Agreement are not subject to any additional federal or state regulatory requirement or approval, except for filings with the British Virgin Islands necessary to effectuate the Articles Amendment Proposal and filings required of solicitation materials pursuant to Rule 14a-12 of the Exchange Act.

Required Vote with Respect to the Business Combination Proposal

The approval of the Business Combination Proposal will require the affirmative vote of the holders of a majority of the Greenland Shares that are present and vote at the Special Meeting. If any of the Business Combination Proposal, the Articles Amendment Proposal or the Director Election Proposal fails to receive the required shareholder approval, the Business Combination will not be completed.

The Sponsor, directors and officers have agreed to vote any Greenland Shares owned by them in favor of the Business Combination pursuant to the Insider Letter Agreement. As of the Record Date, such shareholders beneficially owned 1,360,000 Greenland Shares, excluding shares issuable upon the exercise of Warrants or the conversion of Rights. As of the date hereof, the Sponsor and Greenland’s directors and officers have not purchased any additional Greenland Shares.

Recommendation of Greenland Board with Respect to the Business Combination Proposal

THE GREENLAND BOARD UNANIMOUSLY RECOMMENDS THAT THE GREENLAND SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.

PROPOSAL 2: THE 2019 EQUITY INCENTIVE PLAN PROPOSAL

General

On July 8, 2019, the Greenland Board adopted the Incentive Plan, subject to the approval of Greenland’s shareholders. The purpose of the Incentive Plan is to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its shareholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of share options, restricted share, deferred shares or other share-based awards, the opportunity to participate in the value and/or appreciation in value of the Greenland Shares. Accordingly, the Greenland Board believes that the Incentive Plan (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company’s ability to be competitive.

If approved by the shareholders of Greenland at the Special Meeting, the Incentive Plan will become effective on the consummation of the Business Combination. The Greenland Board is recommending that its shareholders approve the material terms of the Incentive Plan as described below.

Summary of the Incentive Plan

The following is summary of the principal features of the Incentive Plan. The summary is qualified in its entirety by reference to the full text of the Incentive Plan, which is set forth in Annex B.

Purpose

The purpose of the Incentive Plan is to enable the Company to offer its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company have been, are, or will be important to its success, an opportunity to acquire a proprietary interest in the Company. The various types of incentive awards that may be provided under the plan are intended to enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

Administration

The Incentive Plan is administered by the Greenland Board or by a committee of the Greenland Board. In this summary, references to the “committee” are to the committee administering the plan or, if no such committee is designated, the Greenland Board. The committee will be comprised solely of “non-employee” directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Presently, the Incentive Plan is administered by the compensation committee. Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

Shares Subject to the Incentive Plan

Assuming the 2019 Equity Incentive Plan Proposal is approved, the number of Greenland Shares for issuance under the Incentive Plan will be equal to 10% of the sum of (i) the number of issued and outstanding Greenland Shares immediately after the Closing and (ii) the number of shares reserved under the 2019 Equity Incentive Plan. Shares subject to other awards that are forfeited or terminated will be available for future award grants under the Incentive Plan. If a holder pays the exercise price of a share option by surrendering any previously owned Greenland Shares or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the share option exercise, the shares surrendered by the holder or withheld by the Company will not be available for future award grants under the plan.

Under the Incentive Plan, in the event of a change in the number of Greenland Shares as a result of a dividend on Greenland Shares payable in Greenland Shares, forward split or reverse split or other extraordinary or unusual event that results in a change in the Greenland Shares as a whole, the committee shall determine whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the plan or the aggregate number of shares reserved for issuance under the plan.

Eligibility

The Company may grant awards under the Incentive Plan to employees, officers, directors, and consultants who are deemed to have rendered, or to be able to render, significant services to the Company and who are deemed to have contributed, or to have the potential to contribute, to its success. An incentive share option may be granted under the plan only to a person who, at the time of the grant, is an employee of the Company or its subsidiaries. Based on the current number of employees and consultants of the Company and on the current size of the Greenland Board, the Company estimates that approximately 25 individuals are eligible for awards under the Incentive Plan.

Types of Awards

Options.    The Incentive Plan provides both for “incentive” share options as defined in Section 422 of the Code, and for options not qualifying as incentive options, both of which may be granted with any other share based award under the plan. The committee determines the exercise price per share of share purchasable under an incentive or non-qualified share option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share. However, the exercise price of an incentive share option granted to a person possessing more than 10% of the total combined voting power of all classes of Company shares may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all Greenland Shares with respect to which incentive share options are exercisable by a participant for the first time during any calendar year (under all of the Company’s plans), measured at the date of the grant, may not exceed $100,000.

An incentive share option may only be granted within 10 years from the effective date of the Incentive Plan. An incentive share option may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive share option granted to a person who, at the time of the grant, owns shares possessing more than 10% of the total combined voting power of all classes of Company shares.

Subject to any limitations or conditions the committee may impose, share options may be exercised, in whole or in part, at any time during the term of the share option by giving written notice of exercise to the Company specifying the number of Greenland Shares to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in Company securities or in a combination of the two.

Generally, share options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all share options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified share option by gift to a family member of the holder or by domestic relations order to a family member of the holder or may transfer a non-qualified share option to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder.

Generally, if the holder is an employee, no share options granted under the plan may be exercised by the holder unless he or she is employed by the Company or one of its subsidiaries at the time of the exercise and has been so employed continuously from the time the share options were granted. However, in the event the holder’s employment is terminated due to disability or normal retirement, the holder may still exercise his or her vested share options for a period of 12 months, or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the share option, whichever period is shorter. Similarly, should a holder die while employed by the Company or a subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested share options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the Greenland Board or committee may determine, or until the expiration of the stated term of the share option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the share option will automatically terminate, except that if the holder’s employment is terminated by the Company without cause, then the portion of any share option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the share option’s term.

Share appreciation rights.    Under the Incentive Plan, the Company may grant share appreciation rights to participants who have been, or are being, granted share options under the plan as a means of allowing the participants to exercise their share options without the need to pay the exercise price in cash, or the Company may grant them alone and unrelated to an option. In conjunction with non-qualified share options, share appreciation rights may be granted either at or after the time of the grant of the non-qualified share options. In conjunction with incentive share options, share appreciation rights may be granted only at the time of the grant of the incentive share options. A share appreciation right entitles the holder to receive a number of Greenland Shares having a fair market value equal to the excess fair market value of one share over the exercise price of the related share option, multiplied by the number of shares subject to the share appreciation rights. The granting of a share appreciation right in tandem with a share option will not affect the number of Greenland Shares available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of Greenland Shares acquirable upon exercise of the share option to which the share appreciation right relates.

Restricted Shares.    Under the Incentive Plan, the Company may award shares of restricted shares either alone or in addition to other awards granted under the plan. The committee determines the persons to whom grants of restricted shares are made, the number of shares to be awarded, the price (if any) to be paid for the restricted shares by the person receiving the shares from the Company, the time or times within which awards of restricted shares may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted shares awards.

The Incentive Plan requires that all shares of restricted shares awarded to the holder remain in the Company’s physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted shares have been fulfilled. The Company will retain custody of all dividends and distributions made or declared with respect to the restricted shares during the restriction period. A breach of any restriction regarding the restricted shares will cause a forfeiture of the restricted shares and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a shareholder, including the right to vote the shares.

Other Share-Based Awards.    Under the Incentive Plan, the Company may grant other share-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Greenland Shares, as deemed consistent with the purposes of the plan. These other share-based awards may be in the form of purchase rights, Greenland Shares awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into Greenland Shares and awards valued by reference to the value of securities of, or the performance of, one of the Company’s subsidiaries. These other share-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other share-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the Incentive Plan or any of the Company’s other plans.

Accelerated Vesting and Exercisability

If any one person, or more than one person acting as a group, acquires the ownership of shares of the Company that, together with the shares held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the shares of the Company, and the Greenland Board does not authorize or otherwise approve such acquisition, then immediately prior to the closing of such acquisition, the vesting periods of any and all share options and other awards granted and outstanding under the Incentive Plan shall be accelerated and all such share options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all shares subject to such share options and awards on the terms set forth in the plan and the respective agreements respecting such share options and awards. An increase in the percentage of shares owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its shares in exchange for property is not treated as an acquisition of shares.

The committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of shares of the Company that, together with the shares held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the shares of the Company, which has been approved by the Greenland Board, (i) accelerate the vesting of any and all share options and other awards granted and outstanding under the Incentive Plan, or (ii) require a holder of any award granted under the plan to relinquish such award to the Company upon the tender by the Company to the holder of cash in an amount equal to the repurchase value of such award. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding any provisions of the Incentive Plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the plan or an award granted thereunder to fail to comply with Section 409A of the Code.

Other Limitations

The committee may not modify or amend any outstanding option or share appreciation right to reduce the exercise price of such option or share appreciation right, as applicable, below the exercise price as of the date of grant of such option or share appreciation right. In addition, no option or share appreciation right with a lower exercise price may be granted in exchange for, or in connection with, the cancellation or surrender of an option or share appreciation right or other award with a higher exercise price.

Withholding Taxes

When an award is first included in the gross income of the holder for federal income tax purposes, the holder will be required to make arrangements regarding the payment of all federal, state and local withholding tax requirements, including by settlement of such amount in Greenland Shares. The obligations of the Company under the Incentive Plan are contingent on such arrangements being made.

Term and Amendments

Unless terminated by the Greenland Board, the Incentive Plan shall continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive share options may be made only until ten years from the initial effective date of the plan. The Greenland Board may at any time, and from time to time, amend the plan or any award agreement, but no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of participation in the Incentive Plan is only a summary of the general rules applicable to the grant and exercise of share options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Share options.    Participants will recognize no taxable income upon the grant of an incentive share option. The participant generally will realize no taxable income when the incentive share option is exercised. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive share option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. The Company will not qualify for any deduction in connection with the grant or exercise of incentive share options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If shares acquired upon the exercise of an incentive share option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price paid for the shares; and the Company will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable.

Non-Qualified Share options.    With respect to non-qualified share options:

•        upon grant of the share option, the participant will recognize no income provided that the exercise price was not less than the fair market value of Greenland Shares on the date of grant;

•        upon exercise of the share option, if the Greenland Shares are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and

•        the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

If the shares acquired upon exercise of a non-qualified share option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the Code to elect to be taxed on the receipt of shares, and the Company will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

Share appreciation rights.    Upon the grant of a share appreciation right, the participant recognizes no taxable income and the Company receives no deduction. The participant recognizes ordinary income and the Company receives a deduction at the time of exercise equal to the cash and fair market value of shares payable upon the exercise.

Restricted shares.    A participant who receives restricted shares will recognize no income on the grant of the restricted shares and the Company will not qualify for any deduction. At the time the restricted shares is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted shares at the time the restriction lapses over the consideration paid for the restricted shares. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

A participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the restricted shares, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted shares, as determined without regard to the restrictions, over the consideration paid for the restricted shares. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

Whether or not the participant makes an election under Section 83(b), the Company generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in the taxable year in which the income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

Dividends paid on restricted shares that is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by the Company subject to the reasonableness limitation. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by the Company.

Other Share-Based Awards.    The federal income tax treatment of other share-based awards will depend on the nature and restrictions applicable to the award.

Certain Awards Deferring or Accelerating the Receipt of Compensation.    Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Share appreciation rights and deferred share awards that may be granted under the Incentive Plan may constitute deferred compensation subject to the Section 409A requirements. It is the Company’s intention that any award agreement governing awards subject to Section 409A will comply with these rules.

New Plan Benefits

The benefits that will be awarded or paid in connection with the increase in available shares under the Incentive Plan are not currently determinable. Awards granted under the Incentive Plan are within the discretion of the committee and the committee has not determined any future awards or who might receive them. The closing sale price of Greenland Shares was $10.37 per share on September 23, 2019.

Required Vote With Respect to the 2019 Equity Incentive Plan Proposal

The approval of the 2019 Equity Incentive Plan will require the affirmative vote of the holders of a majority of the Greenland Shares that are present and vote on such Proposal at the Special Meeting. If the Business Combination is not approved, the 2019 Equity Incentive Plan Proposal will not be presented at the Special Meeting. The 2019 Equity Incentive Plan will only become effective if the Business Combination is completed.

Recommendation of the Greenland Board with Respect to the 2019 Equity Incentive Plan Proposal

THE GREENLAND BOARD UNANIMOUSLY RECOMMENDS THAT THE GREENLAND
SHAREHOLDERS VOTE “FOR” THE 2019 EQUITY INCENTIVE PLAN PROPOSAL.

PROPOSAL 3: THE DIRECTOR ELECTION PROPOSAL

Election of Directors

Pursuant to the Share Exchange Agreement, Greenland has agreed to take all necessary action, including causing the directors of Greenland to resign, so that effective at the Closing, the entire Greenland Board will consist of five individuals, a majority of whom will be independent directors in accordance with the requirements of Nasdaq. The directors will be classified into two classes, with each director holding office for a two-year term or until the next annual meeting of shareholders at which such director’s class is up for election and where his or her successor is elected and qualified.

Greenland is proposing the election by shareholders of the following five individuals, who will take office immediately following the Closing and who will constitute all the members of the Greenland Board: (i) Min Zhang, Everett Xiaolin Wang and Hong Liang Lu as Class I directors and (ii) Peter Zuguang Wang and Yanming Liu as Class II directors.

If elected, the Class I directors will serve until the first annual meeting of shareholders of the Company to be held following the date of Closing and the Class II directors will serve until the second annual meeting of shareholders of the Company following the date of Closing. Each of Messrs. Liu, Zhang, Everett Xiaolin Wang and Lu are expected qualify as an independent director under Nasdaq listing standards.

There are no family relationships among any of the Company’s directors and executive officers, except that Peter Zuguang Wang is the father of Raymond Z. Wang, the current Chief Executive Officer and President of Zhongchai Holding, who would serve as Greenland’s Chief Executive Officer and President following the Closing.

Subject to other provisions in the Memorandum and Articles of Association, the number of directors that constitutes the entire Greenland Board will be fixed solely by resolution of the Greenland Board. Each director of the Company will hold office until the expiration of the term for which he or she is elected and until his or her successor has been duly elected and qualified or until his or her earlier resignation, death, disqualification or removal.

Under the Memorandum and Articles of Association, and subject to the rights of holders of preferred shares with respect to the election of directors, the directors of the Company will be divided into two classes as nearly equal in size as is practicable, hereby designated Class I and Class II. The Greenland Board may assign members of the Greenland Board already in office to such classes at the time such classification becomes effective. The term of office of the initial Class I directors of Company will expire at the first regularly-scheduled annual meeting of its shareholders and the term of office of the initial Class II directors of Company will expire at the second annual meeting of its shareholders. At each annual meeting of shareholders, commencing with the first regularly-scheduled annual meeting of shareholders, each of the successors elected to replace the directors of a class of director whose term will have expired at such annual meeting will be elected to hold office until the second annual meeting next succeeding his or her election and until his or her respective successor will have been duly elected and qualified.

If the number of directors is hereafter changed, any increase or decrease in directorships will be so apportioned among the classes by the Greenland Board as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Greenland Board will shorten the term of any incumbent director.

Subject to the rights of holders of any series of preferred shares with respect to the election of directors, for so long as the Greenland Board is classified, any director may be removed from office by the shareholders of the Company only for cause. Vacancies occurring on the Greenland Board for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Greenland Board, although less than a quorum, or by a sole remaining director, and not by shareholders of Company. A person so elected by the Greenland Board to fill a vacancy or newly created directorship will hold office until the next election of the class for which such director will have been chosen and until his or her successor will be duly elected and qualified.

The Greenland Board knows of no reason why any of the nominees will be unavailable or decline to serve as a director. The information presented below is as of the Record Date and is based in part on information furnished by the nominees.

Information about Officers, Directors and Nominees

At the effective time of the Business Combination, in accordance with the terms of the Share Exchange Agreement and assuming the election of the nominees set forth in this section, the officers of Greenland and the Greenland Board will be as follows:

Name	Age	Position
Peter Zuguang Wang	65	Chairman
Raymond Z. Wang	35	Chief Executive Officer and President
Jing Jin	35	Chief Financial Officer
Dong Xiao	39	Chief Design Officer
Lei Chen	59	Chief Scientist
Yanming Liu	57	Director
Min Zhang	51	Director
Everett Xiaolin Wang	58	Director
Hong Liang Lu	64	Director

There is no arrangement or understanding between the persons described above and any other person pursuant to which the person was selected to his or her office or position.

Mr. Yanming Liu’s biography is set forth below in the section entitled “Directors, Officers, Executive Compensation and Corporate Governance of Greenland Prior to the Business Combination — Directors and Executive Officers.” The biographies of Messrs. Peter Zuguang Wang, Raymond Z. Wang, Jing Jin, Dong Xiao and Lei Chen are set forth below in the section entitled “Management of Zhongchai Holding.” The biographies of Min Zhang, Everett Xiaolin Wang and Hong Liang Lu can be found immediately below.

Min Zhang is a director nominee of the Company. Mr. Zhang is the Founder and Managing Partner of Empower Investment since 2008, a fund that focuses on early stage investments in the technology, media and telecom industry in the PRC and worldwide. Previously, he was an Investment Director at Morningside Investment Group (“Morningside”), a private equity and venture capital firm, from February 2002 to September 2008, where he was involved in several investment projects, covering industries such as internet, media, transportation and healthcare. Prior to that, Mr. Zhang acted as Chief Executive Officer of Fastlane Media Group, a media company, from June 2006 to September 2008, and Vice-President of Media Partners International, a Hong Kong listed company that is a Morningside portfolio company, from February 2002 to November 2005. Before joining Morningside, Mr. Zhang was a Senior Manager — Global Risk Management Solution of PwC during January 2000 to January 2002. Before that, he was with Royal Dutch Shell International and worked in various functions, including brand management, network planning, mergers and acquisitions and global consultancy in different countries during September 1993 to January 2000. Mr. Zhang holds a Master of Business Administration from Norwegian Business School of Economics and Management, Norway and a Bachelor of Art degree from University of Sichuan, China. Mr. Zhang is well-qualified to serve as a director due to his extensive experience in investments and business management.

Everett Xiaolin Wang is a director nominee of the Company. Dr. Wang serves as a professor at School of Information Engineering of Guangdong University of Technology in Guangdong, China and a distinguished professor under the University 100 Talents Plan. He has served as session or local chairs of IEEE International Conference in 2013, 2015, 2016 and 2018. Since 2014, he has been reviewer for IEEE Transaction on Intelligent Transportation Systems, as well as Journal of Nonlinear Dynamics. From October 1993 to June 2006, Dr. Wang worked as an engineer at Intel Corporation and was responsible for stress modeling, quantum tunneling, quantum size effect, 3D mesh generation, hydrodynamic simulation, Monte Carlo modeling and photonic IC design. Dr. Wang received his Bachelor of Science degree in Physics from Peking University, his Master of Science degree in Theoretical Physics from Institute of Theoretical Physics, Academy of Sciences of China and his Ph.D. degree from the University of Texas at Austin in Electrical and Computer Engineering. Dr. Wang is well-qualified to serve as a director due to his extensive expertise in autonomous and related technologies.

Hong Liang Lu is a director nominee of the Company. Mr. Lu has served as a director of UTStarcom Holdings Corp., a telecom venture in China (NASDAQ: UTSI) (“UTStarcom”), since June 1991, as Chairman of its board from March 2003 to December 2006, as Executive Chairman from July 2008 to August 2009, as its Chief Executive Officer from June 1991 until July 2008 and as its President from June 1991 until July 2007. From March 2008 to

August 2015, Mr. Lu was a member of the board of directors of Fortinet, Inc. (NASDAQ: FTNT) and a member of its audit committee. In June 1991, Mr. Lu cofounded UTStarcom under its prior name, Unitech Telecom, Inc., which subsequently acquired StarCom Network Systems, Inc. in September 1995. From 1986 through December 1990, Mr. Lu served as President and Chief Executive Officer of Kyocera Unison, a majority-owned subsidiary of Kyocera International, Inc. (“Kyocera”), which is a manufacturer and distributor of consumer, office and professional, and industrial products. Mr. Lu served as President and Chief Executive Officer of Unison World, Inc., a software development company, from 1983 until its merger with Kyocera in 1986. From 1979 to 1983, Mr. Lu served as Vice President and Chief Operating Officer of Unison World, Inc. Mr. Lu holds a Bachelor of Science degree in Civil Engineering from the University of California at Berkeley. Mr. Lu is well-qualified to serve as a director due to his extensive operating and management experience.

Committee Appointments

There will be three standing committees of the Greenland Board: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. It is expected that the following appointments will be made:

Audit Committee: Messrs. Min Zhang, Everett Xiaolin Wang and Hong Liang Lu;

Compensation Committee: Messrs. Min Zhang, Everett Xiaolin Wang and Hong Liang Lu; and

Nominating and Corporate Governance Committee: Messrs. Lu, Min Zhang and Everett Xiaolin Wang.

All the nominees are “independent” under the revised listing standards of Nasdaq. Mr. Zhang is also a “financial expert” under the listing requirements of Nasdaq.

Required Vote With Respect to the Director Election Proposal

The election of directors pursuant to the Director Election Proposal will require the affirmative vote of the holders of a majority of the Greenland Shares that are present and vote at the Special Meeting.

If the Business Combination Proposal is not approved, the Director Election Proposal will not be presented at the Special Meeting. The Director Election Proposal will only become effective if the Business Combination is completed. Approval of the Director Election Proposal is a condition to Closing under the Share Exchange Agreement.

Recommendation of the Greenland Board with Respect to the Director Election Proposal

THE GREENLAND BOARD UNANIMOUSLY RECOMMENDS THAT
THE GREENLAND SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES IN THE
DIRECTOR ELECTION PROPOSAL.

PROPOSAL 4: THE ARTICLES AMENDMENT PROPOSAL

Summary of the Proposal

General

The Greenland Board has approved an amendment to the Memorandum and Articles of Association of Greenland to replace Article 23 thereof (the “Articles Amendment”). This summary of the Articles Amendment is qualified in its entirety by reference to the full text of the proposed amendment to the Memorandum and Articles of Association attached to this proxy statement as Annex C.

The following table sets forth a summary of the principal changes proposed to be made between the existing Memorandum and Articles of Association and the proposed post-Business Combination Memorandum and Articles of Association. This summary is qualified by reference to the complete text of the proposed Articles Amendment, a copy of which is attached to this proxy statement as Annex C. All shareholders are encouraged to read the proposed Articles Amendment in its entirety for a more complete description of its terms.

	Current Memorandum and Articles of Association	Proposed Post-Business Combination Memorandum and Articles of Association
Name	The current Memorandum and Articles of Association provides that our name is “Greenland Acquisition Corporation”.	The post-Business Combination memorandum and articles of association will provide that our name is “Greenland Technologies Holding Corporation”.
Provisions Specific to a Blank Check Company	The current Memorandum and Articles of Association sets forth various provisions related to our operations as a blank check company prior to the consummation of an initial business combination.

The post-Business Combination memorandum and articles of association will delete all such provisions because, upon consummation of the Business Combination, we will cease to be a blank check company. In addition, the provisions requiring that the proceeds from the IPO be held in a trust account until a business combination or liquidation of the Company and the terms governing the Company’s consummation of a proposed business combination will not be applicable following consummation of the Business Combination and thus will be deleted.

Reasons for the Articles Amendment

The Greenland Board believes that it would be in the best interests of Greenland, in connection with the completion of the Business Combination, to effect the Articles Amendment. For the following reasons we propose to adopt the Articles Amendment:

Name Change

The parties to the Share Exchange Agreement have agreed that the name of the Company should reflect its business following the Closing, including the Company’s focus on its new “green” robotic technology, and therefore propose to change the Company’s corporate name from “Greenland Acquisition Corporation” to “Greenland Technologies Holding Corporation”.

Provisions Related to a Blank Check Company

The elimination of certain provisions related to our status as a blank check company is desirable because these provisions will serve no purpose following the Business Combination. For example, these proposed amendments remove the requirement to dissolve Greenland and allow it to continue as a corporate entity with perpetual existence following consummation of the Business Combination. Perpetual existence is the usual period of existence for companies and the Greenland Board believes it is the most appropriate period for the Company following the Business

Combination. In addition, certain other provisions in the current Memorandum and Articles of Association require that proceeds from the IPO be held in the Trust Account until a business combination or liquidation of Greenland has occurred. These provisions cease to apply once the Business Combination is consummated.

Regulatory Approvals; Third Party Consents

The Articles Amendment will not breach any covenants or agreements binding upon Greenland and will not be subject to any additional federal or state regulatory requirements, except compliance with the laws of the British Virgin Islands to file the Articles Amendment with the registrar of corporate affairs.

Required Vote with Respect to the Articles Amendment Proposal

The approval of the Articles Amendment Proposal will require the affirmative vote of the holders of a majority of the Greenland Shares that are present and vote at the Special Meeting.

If the Business Combination Proposal is not approved, the Articles Amendment Proposal will not be presented at the Special Meeting. The Articles Amendment Proposal will only become effective if the Business Combination is completed. Approval of the Articles Amendment Proposal is a condition to Closing under the Share Exchange Agreement.

Recommendation of the Greenland Board with Respect to the Articles Amendment Proposal

THE GREENLAND BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” THE ARTICLES AMENDMENT PROPOSAL.

PROPOSAL 5: THE ADJOURNMENT PROPOSAL

Overview

At the Special Meeting, Greenland will ask its shareholders to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if Greenland determines an adjournment to be reasonably necessary or appropriate to approve one or more Proposals at the Special Meeting. In no event will Greenland solicit proxies to adjourn the Special Meeting or complete the Business Combination beyond the date by which it may properly do so.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Greenland’s shareholders, the Greenland Board may not be able to adjourn the Special Meeting to a later date if necessary, to permit further solicitation and vote of proxies if it is determined by Greenland that more time is necessary or appropriate to approve one or more of the Proposals at the Special Meeting. It is important for you to note that in the event that the Business Combination Proposal, the Director Election Proposal or the Articles Amendment Proposal do not receive the requisite vote for approval, then we may not be able to complete the Business Combination. If we do not complete the Business Combination and fail to complete an initial business combination by October 25, 2019 (or April 27, 2020 if we extend the period of time to consummate a business combination), unless Greenland submits and its shareholders approve an additional extension of such date, we will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the Public Shareholders.

Required Vote with Respect to the Adjournment Proposal

The Adjournment Proposal, if presented, will require the affirmative vote of the holders of a majority of the Greenland Shares that are present and vote on such Proposal at the Special Meeting

The Adjournment Proposal will not be submitted if the Business Combination Proposal is approved.

Recommendation of the Greenland Board with respect to the Adjournment Proposal

THE Greenland BOARD UNANIMOUSLY RECOMMENDS THAT Greenland SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL, IF PRESENTED.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Introduction

Greenland is providing the following unaudited pro forma combined financial information to aid you in your analysis of the financial aspects of the Business Combination.

The unaudited pro forma combined balance sheet as of May 31, 2019 gives pro forma effect to the Business Combination as if it had been consummated as of that date. The unaudited pro forma combined statements of operations for the six months ended May 31, 2019 and year ended November 30, 2018 give pro forma effect to the Business Combination as if it had occurred as of the earliest period presented. This information should be read together with Zhongchai Holding’s and Greenland’s respective audited and unaudited financial statements and related notes, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Zhongchai Holding,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Greenland” and other financial information included elsewhere in this proxy statement.

The unaudited pro forma combined balance sheet as of May 31, 2019 has been prepared using the following:

•        Zhongchai Holding’s unaudited historical consolidated balance sheet as of June 30, 2019, as included elsewhere in this proxy statement; and

•        Greenland’s unaudited historical balance sheet as of May 31, 2019, as included elsewhere in this proxy statement.

The unaudited pro forma combined statement of operations for the six months ended May 31, 2019 has been prepared using the following:

•        Zhongchai Holding’s unaudited historical consolidated statement of operations and comprehensive income for the six months ended June 30, 2019, as included elsewhere in this proxy statement; and

•        Greenland’s unaudited historical statement of operations for the six months ended May 31, 2019, as included elsewhere in this proxy statement.

The unaudited pro forma combined statement of operations for the year ended November 30, 2018 has been prepared using the following:

•        Zhongchai Holding’s audited historical consolidated statement of operations and comprehensive income for the year ended December 31, 2018, as included elsewhere in this proxy statement; and

•        Greenland’s audited historical statement of operations for the period from December 28, 2017 (inception) through November 30, 2018, as included elsewhere in this proxy statement.

Description of the Transaction

The Business Combination consists of a series of transactions pursuant to which Greenland will acquire 100% of the issued and outstanding capital stock of Zhongchai Holding, in exchange for the issuance of 7,500,000 Greenland Shares to the Zhongchai Equity Holder.

Accounting for the Transaction

The Business Combination will be accounted for as a reverse merger, accompanied by a recapitalization, in accordance with U.S. GAAP. Under this method of accounting, Greenland will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on Zhongchai Equity Holder controlling the majority of the relative voting rights, Zhongchai Equity Holder being expected to have the largest interest of the combined company, Zhongchai Holding’s senior management comprising the senior management of the combined company, the relative size of Zhongchai Holding compared to Greenland, and Zhongchai Holding’s operations comprising the ongoing operations of the combined company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Zhongchai Holding issuing stock for the net assets of Greenland, accompanied by a recapitalization. The net assets of Greenland will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Zhongchai Holding.

Basis of Pro Forma Presentation

The historical financial information has been adjusted to give pro forma effect to events that are related and/or directly attributable to the Business Combination, are factually supportable, and as it relates to the unaudited pro forma combined statements of operations, are expected to have a continuing impact on the results of the combined company. The adjustments presented on the unaudited pro forma combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the Business Combination.

The unaudited pro forma combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical financial position and results that would have been achieved had the companies always been combined or the future financial position and results that the combined company will experience. Zhongchai Holding and Greenland have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The unaudited pro forma combined financial information has been prepared assuming two alternative levels of Redemption into cash of Greenland Shares:

•        Scenario 1 — Assuming no Redemptions for cash:    This presentation assumes that no Greenland shareholders exercise Redemption Rights with respect to their Public Shares upon consummation of the Business Combination; and

•        Scenario 2 — Assuming Redemptions of 3,821,622 Public Shares for cash:    This presentation assumes that Greenland shareholders exercise their Redemption Rights with respect to a maximum of 3,821,622 Public Shares upon consummation of the Business Combination at a Redemption Price of approximately $10.19 per share. The maximum Redemption amount is derived from a minimum net tangible asset requirement of $5,000,001 required pursuant to the Share Exchange Agreement, after giving effect to the payments to redeeming shareholders. There could be more Public Shares redeemed as long as Greenland has at least $5,000,001 of net tangible assets upon consummation of the Business Combination. Scenario 2 includes all adjustments contained in Scenario 1 and presents additional adjustments to reflect the effect of the maximum Redemptions.

Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma combined financial statements are 7,500,000 Greenland Shares to be issued to the Zhongchai Equity Holder under Scenarios 1 and 2.

As a result of the Business Combination and immediately following the Closing, assuming no Greenland shareholders elect to redeem their shares for cash, the Zhongchai Equity Holder is expected to own approximately 52.1% of the outstanding Greenland Shares, the PIPE Investors are expected to own approximately 4.2% of the outstanding Greenland Shares, Hanyi Zhou, an independent third party that acted as a finder in connection with the Business Combination, is expected to own approximately 0.3% of the outstanding Greenland Shares and the current holders of Greenland Shares are expected to own approximately 43.4% of the outstanding Greenland Shares (approximately 33.6% held by the Public Shareholders, approximately 0.2% held by Chardan and approximately 9.6% held by the Sponsor), based on the number of Greenland shares outstanding as of May 31, 2019 (in each case, not giving effect to any shares issuable to them upon exercise of Warrants). As a result, Zhongchai Equity Holder will be the single largest shareholder of Greenland following consummation of the Business Combination with no current shareholder of Greenland owning more than 10% of the issued and outstanding Greenland Shares.

If 3,821,622 Greenland Shares are redeemed for cash, which assumes the maximum Redemption of Greenland’s shares and providing for a minimum net tangible asset value of $5,000,001 after giving effect to payments to redeeming shareholders, the Zhongchai Equity Holder is expected to own approximately 71.0% of the outstanding Greenland Shares, the PIPE Investors are expected to own approximately 5.5% of the outstanding Greenland Shares, Hanyi Zhou, an independent third party that acted as a finder in connection with the Business Combination, is expected to own approximately 0.5% of the outstanding Greenland Shares and the current holders of Greenland Shares are expected to own approximately 23.0% of the outstanding Greenland Shares (approximately 9.7% held by the Public Shareholders, approximately 0.2% held by Chardan and approximately 13.1% held by the Sponsor) to be outstanding immediately after the Business Combination (in each case, not giving effect to any shares issuable to them upon exercise of Warrants).

PRO FORMA COMBINED BALANCE SHEET
AS OF MAY 31, 2019
(UNAUDITED)

			Scenario 1 Assuming No Redemptions into Cash			Scenario 2 Assuming Maximum Redemptions into Cash
	(A) Zhongchai	(B) Greenland	Pro Forma Adjustments		Pro Forma Balance Sheet	Pro Forma Adjustments		Pro Forma Balance Sheet
Assets
Current assets:
Cash and cash equivalents	$4,714,552	$344,842	$44,829,414	(1)
			(250,000	)(2)
			(2,760,000	)(3)		$764,324	(4)
			6,000,000(7)		$52,878,808	(38,936,612	)(4)	$14,706,520
Restricted cash	562,945	—	—		562,945	—		562,945
Notes receivable	14,972,902	—	—		14,972,902	—		14,972,902
Accounts receivables, net	12,856,480	—	—		12,856,480	—		12,856,480
Inventories	12,419,855	—	—		12,419,855	—		12,419,855
Prepaid expenses and other current assets	285,435	52,808	—		338,243	—		338,243
Total Current Assets	45,812,169	397,650	47,819,414		94,029,233	(38,172,288)		55,856,945
Marketable securities held in Trust Account	—	44,829,414	(44,829,414	)(1)	—	—		—
Property, plant and equipment, net	21,327,045	—	—		21,327,045	—		21,327,045
Land use rights, net	3,964,270	—	—		3,964,270	—		3,964,270
Deferred tax assets	533,908	—	—		533,908	—		533,908
Goodwill	3,947	—	—		3,947	—		3,947
Due from related parties	34,030,261	—	—		34,030,261	—		34,030,261
Other assets	801,836	—	—		801,836	—		801,836
Total Assets	$106,473,436	$45,227,064	$2,990,000		$154,690,500	$(38,172,288)		$116,518,212

Liabilities and Shareholders’ Equity
Current liabilities:
Current maturities of long-term debt	$34,049,066	$—	$—		$34,049,066	$—		$34,049,066
Accounts payable and accrued expenses	16,710,619	44,775	—		16,755,394	—		16,755,394
Taxes payable	97,675	—	—		97,675	—		97,675
Customer deposits	62,941	—	—		62,941	—		62,941
Promissory note – related party	—	250,000	(250,000	)(2)	—	—		—
Due to related party	3,617,753	—	—		3,617,753	—		3,617,753
Other current liabilities	2,706,477	—	—		2,706,477	—		2,706,477
Total Current Liabilities	57,244,531	294,775	(250,000)		57,289,306	—		57,289,306
Long-term debt	1,818,235	—	—		1,818,235	—		1,818,235
Deferred underwriting fee	—	995,676	(995,676	)(3)	—	—		—
Other liabilities	4,877,605	—	—		4,877,605	—		4,877,605
Total Liabilities	63,940,371	1,290,451	(1,245,676)		63,985,146	—		63,985,146

Commitments and Contingencies
Ordinary shares subject to redemption	—	38,936,612	(38,936,612	)(4)	—	—		—

Shareholders’ Equity
Ordinary Shares	1,290	5,156,039	38,936,612	(4)
			12,143,977	(5)
			507,500	(6)
			6,000,000	(7)	62,745,418	(38,936,612	)(4)	23,808,806
Additional paid-in capital	12,300,015	—	(12,300,015	)(5)	—	—		—
Retained earnings (Accumulated deficit)	21,863,375	(156,038)	(1,764,324	)(3)
			156,038	(5)
			(507,500	)(6)	19,591,551	764,324	(3)	20,355,875
Accumulated other comprehensive income	447,218	—	—		447,218	—		447,218
Total Shareholders’ Equity	34,611,898	5,000,001	43,172,288		82,784,187	(38,172,288)		44,611,899
Non-controlling interest	7,921,167	—	—		7,921,167	—		7,921,167
Total Equity	42,533,065	5,000,001	43,172,288		90,705,354	(38,172,288)		52,533,066
Total Liabilities and Shareholders’ Equity	$106,473,436	$45,227,064	$2,990,000		$154,690,500	$(38,172,288)		$116,518,212

Pro Forma Adjustments to the Unaudited Combined Balance Sheet

(A)    Derived from the unaudited consolidated balance sheet of Zhongchai Holding as of June 30, 2019.

(B)    Derived from the unaudited balance sheet of Greenland as of May 31, 2019.

(1)    Reflects the release of cash from marketable securities held in the Trust Account.

(2)    Reflects the repayment of promissory notes payable to the Sponsor at the closing of the Business Combination.

(3)    Reflects the payment of fees and expenses related to the Business Combination, including the deferred underwriting fee of approximately $1.76 million (under Scenario 1) or $0.99 million (under Scenario 2), legal, financial advisory, accounting and other professional fees. The direct, incremental costs of the Business Combination related to the legal, financial advisory, accounting and other professional fees of approximately $1.0 million is reflected as an adjustment to accumulated deficit and is not shown as an adjustment to the statement of operations since it is a nonrecurring charge resulting directly from the Business Combination.

(4)    In Scenario 1, which assumes no Greenland shareholders exercise their Redemption Rights, all Greenland Shares previously subject to Redemption for cash amounting to $38.9 million would be transferred to permanent equity. In Scenario 2, which assumes the same facts as described in Items 1 and 2 above, but also assumes the maximum number of Greenland Shares are redeemed for cash by Greenland shareholders, $38.9 million would be paid out in cash. The $38.9 million, which is the amount required to redeem 3,821,622 Greenland Shares, represents the maximum Redemption amount to leave a minimum of $5.0 million of net tangible assets from Greenland, including the cash to be released from Greenland’s Trust Account, after giving effect to payments to redeeming shareholders based on a consummation of the Business Combination on May 31, 2019.

(5)    Reflects recapitalization of Zhongchai Holding through (a) the contribution of all the share capital in Zhongchai Holding to Greenland, (b) the issuance of 7,500,000 Greenland Shares and (c) the elimination of the historical accumulated deficit of Greenland, the accounting acquiree.

(6)    Reflects the issuance of 50,000 Greenland Shares, valued at $0.51 million (or approximately $10.15 per share) to Hanyi Zhou, an independent third party that acted as a finder in connection with the Business Combination, as compensation for services provided. The amount is reflected as an adjustment to accumulated deficit and is not shown as an adjustment to the statement of operations since it is a nonrecurring charge resulting directly from the Business Combination.

(7)    Reflects the issuance of 585,366 Greenland Shares, valued at $6.0 million (or approximately $10.25 per share) to the PIPE Investors.

Upon consummation of the Business Combination, 4,682,000 rights would convert into 468,200 Greenland Shares.

PRO FORMA COMBINED STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 2019
(UNAUDITED)

			Scenario 1 Assuming No Redemptions into Cash			Scenario 2 Assuming Maximum Redemptions into Cash
	(A) Zhongchai	(B) Greenland	Pro Forma Adjustments		Pro Forma Income Statement	Pro Forma Adjustments		Pro Forma Income Statement
Revenues	$28,550,770	$—	$—		$28,550,770	$—		$28,550,770
Cost of goods sold	21,925,996	—	—		21,925,996	—		21,925,996
Gross profit	6,624,774	—	—		6,624,774	—		6,624,774

Operating expenses
Selling expenses	598,096	—	(153)		597,943	—		597,943
General and administrative expenses	890,293	595,092	(307,083	)(1)	1,178,302	—		1,178,302
Research and development	1,150,779	—	—		1,150,779	—		1,150,779
Total operating expenses	2,639,168	595,092	(307,236)		2,927,024	—		2,927,024
Operating income (loss)	3,985,606	(595,092)	307,236		3,697,750	—		3,697,750

Other income (expense):
Interest income	13,093	514,684	(514,684	)(2)	13,093	—		13,093
Unrealized gain on marketable securities	—	7,343	(7,343	)(2)	—	—		—
Interest expense	(877,543)	—	—		(877,543)	—		(877,543)
Other	462,047	(16,189)	—		445,858	—		445,858
Income (loss) before income taxes	3,583,203	(89,254)	(214,791)		3,279,158	—		3,279,158
Provision for income taxes	576,951	—	(32,219	)(3)	544,732	—	(3)	544,732
Net income	3,006,252	(89,254)	(182,572)		2,734,426	—		2,734,426
Less: net income attributable to noncontrolling interest	334,304	—	—		334,304			334,304
Net (loss) income attributable to Company	$2,671,948	$(89,254)	$(182,572)		$2,400,122	$—		$2,400,122

Weighted average shares outstanding, basic and diluted		1,917,552	12,468,014	(4)	14,385,566	(3,821,622	)(4)	10,563,944
Basic and diluted net (loss) income per share		$(0.28)			$0.17			$0.23

PRO FORMA COMBINED STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 2018
(UNAUDITED)

			Scenario 1 Assuming No Redemptions into Cash			Scenario 2 Assuming Maximum Redemptions into Cash
	(C) Zhongchai	(D) Greenland	Pro Forma Adjustments		Pro Forma Income Statement	Pro Forma Adjustments		Pro Forma Income Statement
Revenues	$60,213,088	$—	$—		$60,213,088	$—		$60,213,088
Cost of goods sold	46,139,858	—	—		46,139,858	—		46,139,858
Gross profit	14,073,230	—	—		14,073,230	—		14,073,230

Operating expenses
Selling expenses	1,215,976	—	—		1,215,976	—		1,215,976
General and administrative expenses	1,647,599	372,998	—		2,020,597	—		2,020,597
Research and development	2,512,403	—	—		2,512,403	—		2,512,403
Total operating expenses	5,375,978	372,998	—		5,748,976	—		5,748,976
Operating income (loss)	8,697,252	(372,998)	—		8,324,254	—		8,324,254

Other income (expense):
Interest income	22,668	315,911	(315,911	)(2)	22,668	—		22,668
Unrealized loss on marketable securities	—	(8,524)	8,524	(2)	—	—		—
Interest expense	(1,554,864)	—	—		(1,554,864)	—		(1,554,864)
Other	851,451	(1,173)	—		850,278	—		850,278
Income (loss) before income taxes	8,016,507	(66,784)	(307,387)		7,642,336	—		7,642,336
Provision for income taxes	1,392,956	—	(46,108	)(3)	1,346,848	—	(2)	1,346,848
Net income (loss)	6,623,551	(66,784)	(261,279)		6,295,488	—		6,295,488
Less: net income attributable to noncontrolling interest	741,077	—	—		741,077			741,077
Net income (loss) attributable to Company	$5,882,474	$(66,784)	$(261,279)		$5,554,411	$—		$5,554,411

Weighted average shares outstanding, basic and diluted		1,415,310	12,970,256	(4)	14,385,566	(3,875,458	)(4)	10,510,108
Basic and diluted net loss (income) per share		$(0.24)			$0.39			$0.53

Pro Forma Adjustments to the Unaudited Combined Statements of Operations

(A)    Derived from the unaudited consolidated statement of operations and comprehensive income of Zhongchai Holding for the six months ended June 30, 2019.

(B)    Derived from the unaudited statement of operations of Greenland for the six months ended May 31, 2019.

(C)    Derived from the audited consolidated statement of operations and comprehensive income of Zhongchai Holding for the year ended December 31, 2018.

(D)    Derived from the audited statement of operations of Greenland for the period from December 28, 2017 (inception) through November 30, 2018.

(1)    Represents an adjustment to eliminate direct, incremental costs of the Business Combination which are reflected in the historical consolidated financial statements of Zhongchai and Greenland in the amount of $0.15 million and $0.15 million, respectively, for the six months ended May 31, 2019. There were no such amounts recorded for the year ended November 30, 2018.

(2)    Represents an adjustment to eliminate interest income and unrealized loss on marketable securities held in the Trust Account as of the beginning of the period.

(3)    To record the tax effect of the pro forma adjustments applied at Zhongchai Holding’s normalized blended statutory income tax rate of 15.0%.

(4)    The calculation of weighted average shares outstanding for basic and diluted net income (loss) per share assumes that the IPO occurred as of the earliest period presented. In addition, as the Business Combination is being reflected as if it had occurred on this date, the calculation of weighted average shares outstanding for basic and diluted net income (loss) per share assumes that the shares have been outstanding for the entire period presented. This calculation is retroactively adjusted to eliminate the number of shares redeemed in the Business Combinations for the entire period.

The following presents the calculation of basic and diluted weighted average shares outstanding. The computation of diluted income (loss) per share excludes the effect of (1) Warrants to purchase 2,341,000 Greenland Shares and (2) a unit purchase option exercisable for 240,000 Greenland Shares, Warrants to purchase 120,000 Greenland Shares and Rights that convert into 24,000 Greenland Shares, because the inclusion of these securities would be anti-dilutive.

Six Months Ended May 31, 2019	Scenario 1 Combined (Assuming No Redemptions Into Cash)	Scenario 2 Combined (Assuming Maximum Redemptions Into Cash)
Weighted average shares calculation, basic and diluted
Greenland Public Shares(1)	4,840,000	1,018,378
Greenland Shares held by Sponsor and Chardan(1)	1,410,200	1,410,200
Greenland Shares issued to Zhongchai Equity Holder in Business Combination	7,500,000	7,500,000
Greenland shares issued to PIPE Investors	585,366	585,366
Greenland Shares issued to finder in Business Combination	50,000	50,000
Weighted average shares outstanding	14,385,566	10,563,944
Percent of shares owned by existing Zhongchai Equity Holder	52.1%	71.0%
Percent of shares owned by existing holders of Greenland Shares	43.4%	23.0%
Percent of shares owned by PIPE Investors	4.2%	5.5%
Percent of shares owned by third party	0.3%	0.5%

Year Ended November 30, 2018	Scenario 1 Combined (Assuming No Redemptions Into Cash)	Scenario 2 Combined (Assuming Maximum Redemptions Into Cash)
Weighted average shares calculation, basic and diluted
Greenland Public Shares(1)	4,840,000	964,542
Greenland Shares held by the Sponsor and Chardan(1)	1,410,200	1,410,200
Greenland Shares issued to Zhongchai Equity Holder in Business Combination	7,500,000	7,500,000
Greenland shares issued to PIPE Investors	585,366	585,366
Greenland Shares issued to finder in Business Combination	50,000	50,000
Weighted average shares outstanding	14,385,566	10,510,108
Percent of shares owned by existing Zhongchai Equity Holder	52.1%	71.4%
Percent of shares owned by existing holders of Greenland Shares	43.4%	22.6%
Percent of shares owned by PIPE Investors	4.2%	5.5%
Percent of shares owned by third party	0.3%	0.5%

____________

(1)      Includes shares received upon the conversion of rights.

INFORMATION ABOUT GREENLAND

Overview

Greenland was incorporated as a British Virgin Islands business company with limited liability on December 28, 2017 as a blank check company for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses.

Significant Activities Since Inception

On July 27, 2018, Greenland completed its IPO of 4,000,000 Units. Each Unit consists of one Greenland Share, one Right to receive one-tenth (1/10) of one Greenland Share upon consummation of Greenland’s initial business combination and one Warrant, with each Warrant entitling the holder thereof to purchase one-half of one Greenland Share for $11.50 per whole Greenland Share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to Greenland of $40,000,000. Pursuant to an option granted to Chardan, the representative of the several underwriters in the IPO, on July 27, 2018, the underwriters partially exercised the option and purchased 400,000 Units, generating gross proceeds of $4,000,000. As a result of the underwriters not exercising the over-allotment in full, 50,000 Founder Shares were forfeited, resulting in an aggregate of 1,100,000 Founder Shares issued and outstanding. In addition, Greenland completed the sale of 282,000 Private Placement Units at a price of $10.00 per Unit in a private placement to the Sponsor and Chardan, generating gross proceeds of $2,820,000. A total of $44,000,000 of the net proceeds from the IPO and the Private Placement Units were deposited in the Trust Account established for the benefit of the Public Shareholders.

Effective July 24, 2019, Greenland extended the period of time Greenland has to consummate a business combination. In connection therewith, the Sponsor deposited into the Trust Account an aggregate of $440,000, representing $0.10 per Public Share, in order to extend the period of time Greenland has to consummate a business combination by three months to October 25, 2019. The Sponsor will have the option, but no obligation, to extend such period of time an additional two times, each by an additional three months, up to April 27, 2020, by depositing an aggregate of an additional $880,000 into the Trust Account, representing an additional $0.20 per Public Share, in connection with such additional extensions.

Effecting a Business Combination

General

Greenland is not presently engaged in, and Greenland will not engage in, any substantive commercial business until it completes the Business Combination with Zhongchai Holding or another target business.

Fair Market Value of Target Business

Pursuant to Nasdaq listing rules, the target business or businesses that Greenland acquires must collectively have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of the execution of a definitive agreement for Greenland’s initial business combination. The fair market value of the target or targets will be determined by the Greenland Board based upon one or more standards generally accepted by the financial community, such as discounted cash flow valuation or value of comparable businesses. Our shareholders will be relying on the business judgment of the Greenland Board, which will have significant discretion in choosing the standard used to establish the fair market value of the target or targets, and different methods of valuation may vary greatly in outcome from one another. As discussed in the Section entitled “Proposal 1: The Business Combination Proposal — Satisfaction of 80% Test,” the Greenland Board determined that this test was met in connection with the Business Combination.

Ability to Extend Time to Complete Business Combination

We will have until October 25, 2019 to consummate our initial business combination. However, if we anticipate that we may not be able to consummate our initial business combination by October 25, 2019, we may, by resolution of the Greenland Board if requested by the Sponsor, extend the period of time to consummate a business combination up to two times, each by an additional three months (until April 27, 2020), subject to the Sponsor depositing additional funds into the Trust Account as set out below. Pursuant to the terms of the Memorandum and Articles of Association and the Trust Agreement, in order for the time available for us to consummate our initial business combination to be extended, the Sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the Trust Account $440,000 ($0.10 per Public Share), up to an aggregate of $880,000, or $0.20 per Public Share, on or prior to the date of the applicable deadline, for each three month extension. In the event that we receive notice from the Sponsor five days prior to the applicable deadline of its wish for us to effect an extension, we intend to issue a press release announcing such intention at least three days prior to the applicable deadline. In addition, we intend to issue a press release the day after the applicable deadline announcing whether or not the funds had been timely deposited. The Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our initial business combination.

Shareholder Approval of the Business Combination

Greenland is seeking shareholder approval of the Business Combination at the Special Meeting to which this proxy statement relates and, in connection with such meeting, holders of Public Shares may redeem their shares for cash in accordance with the procedures described in this proxy statement. Such Redemption Rights will be effected under the Memorandum and Articles of Association and the laws of the British Virgin Islands. Greenland’s Sponsor and its directors and officers have agreed in the Insider Letter Agreement (i) to vote (A) the Founder Shares (all of which are held by the Sponsor), (B) the Greenland Shares underlying the Private Placement Units and (C) any other Greenland Shares owned by the Sponsor or Greenland’s directors and officers, in favor of the Business Combination; and (ii) to not redeem any Greenland Shares in connection with a shareholder vote to approve a proposed initial business combination, including the Business Combination, or a vote to amend the provisions of the Memorandum and Articles of Association relating to shareholders’ rights or pre-business combination activity. If the Business Combination is not completed, then Public Shareholders electing to exercise their Redemption Rights will not receive such payments and their Public Shares will not be redeemed.

Greenland will complete the Business Combination (or any other proposed business combination, if the Business Combination is not completed) only if (i) Greenland has net tangible assets of at least $5,000,001 upon the completion of the Business Combination (or such other business combination), after giving effect to payments to Public Shareholders who exercise their Redemption Rights and (ii) a majority of the outstanding Greenland Shares voted are voted in favor of the Business Combination. Greenland chose the net tangible asset threshold of $5,000,001 to ensure that it would avoid being subject to Rule 419 promulgated under the Securities Act.

To ensure that it can meet the net tangible asset condition at Closing, Greenland may seek additional equity financing in connection with the Business Combination involving the issuance of additional equity securities of Greenland. In the event that Greenland issues additional equity in connection with such equity financing, the ownership percentage in the Company belonging to the Public Shareholders will be reduced.

Greenland may be able to complete the Business Combination even if a majority of Greenland’s Public Shareholders do not agree with the Business Combination and have redeemed their shares or if Greenland has entered into privately negotiated agreements for investors to sell their shares to Greenland’s Sponsor, directors and officers, advisors or their affiliates.

Please refer to the section entitled “Risk Factors — Risks Related to Greenland” for more information.

Liquidation if No Business Combination

Unless Greenland submits, and Greenland shareholders approve, an additional extension, if the Business Combination (or combination with another target business) is not completed by October 25, 2019 (or April 27, 2020 if we extend the period of time to consummate a business combination), such condition will trigger Greenland’s automatic winding up, dissolution and liquidation pursuant to the terms of the Memorandum and Articles of Association. As a result, this has the same effect as if Greenland had formally gone through a voluntary liquidation procedure under the Companies Act. Accordingly, no vote would be required from Greenland’s shareholders to commence such a voluntary winding up, dissolution and liquidation.

However, if at any time we are deemed insolvent for the purposes of the Insolvency Act (i.e. (i) we fail to comply with the requirements of a statutory demand that has not been set aside under Section 157 of the Insolvency Act; (ii) execution or other process issued on a judgment, decree or order of a British Virgin Islands Court in favor of a creditor of the company is returned wholly or partly unsatisfied; or (iii) either the value of the company’s liabilities exceeds its assets, or the company is unable to pay its debts as they fall due), we are required to immediately enter insolvent liquidation. In these circumstances, a liquidator will be appointed who will give notice to our creditors inviting them to submit their claims for payment, by notifying known creditors (if any) who have not submitted claims and by placing a public advertisement in at least one newspaper published in the British Virgin Islands newspaper and in at least one newspaper circulating in the location where the company has its principal place of business, and taking any other steps the liquidator considers appropriate, after which our assets would be distributed. Following the process of insolvent liquidation, the liquidator will complete its final report and accounts and will then notify the Registrar of Corporate Affairs in the British Virgin Islands (the “Registrar”). The liquidator may determine that he requires additional time to evaluate creditors’ claims (particularly if there is uncertainty over the validity or extent of the claims of any creditors). Also, a creditor or shareholder may file a petition with the British Virgin Islands Court which, if successful, may result in our liquidation being subject to the supervision of that court. Such events might delay distribution of some or all of our assets to our Public Shareholders. In such liquidation proceedings, the funds held in our Trust Account may be included in our estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any such claims deplete the Trust Account we cannot assure you we will be able to return to our Public Shareholders the amounts otherwise payable to them.

If we are deemed insolvent, then there are also limited circumstances where prior payments made to shareholders or other parties may be deemed to be a “voidable transaction” for the purposes of the Insolvency Act. A voidable transaction would be, for these purposes, payments made as “unfair preferences” or “transactions at an undervalue.” Where a payment was a risk of being a voidable transaction, a liquidator appointed over an insolvent company could apply to the British Virgin Islands Court for an order, inter alia, for the transaction to be set aside as a voidable transaction in whole or in part.

Our initial shareholders have waived their right to participate in any liquidation distribution with respect to the Founder Shares or the shares underlying the Private Placement Units. We will pay the costs of our liquidation and distribution of the Trust Account from our remaining assets outside of the Trust Account. In addition, the Sponsor has agreed that it will be liable to us, for all claims of creditors to the extent that we fail to obtain executed waivers from such entities in order to protect the amounts held in trust, except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. However, we cannot assure you that the liquidator will not determine that he or she requires additional time to evaluate creditors’ claims (particularly if there is uncertainty over the validity or extent of the claims of any creditors). We also cannot assure you that a creditor or shareholder will not file a petition with the British Virgin Islands Court which, if successful, may result in our liquidation being subject to the supervision of that court. Such events might delay distribution of some or all of our assets to our Public Shareholders.

Pursuant to the Share Exchange Agreement, Zhongchai Holding has agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in Greenland’s Trust Account held for its Public Shareholders, and agreed not to, and waived any right to, make any claim against the Trust Account (including any distributions therefrom) except, in each case with respect to claims that Zhongchai Holding or its affiliates may have in the future against Greenland’s assets or funds that are not held in the Trust Account (other than distributions to Public Shareholders) and claims against any other person (or any affiliate thereof ) that is party to an alternative business combination consummated by Greenland.

If Greenland is unable to complete the Business Combination and expends all of the net proceeds of Greenland’s IPO, other than the proceeds deposited in the Trust Account and without taking into account interest, if any, earned on the Trust Account, the per-share distribution from the Trust Account would be approximately $10.19 based on the value of the Trust Account as of May 31, 2019.

The proceeds deposited in the Trust Account could, however, become subject to the claims of Greenland’s creditors which would be prior to the claims of the Public Shareholders. Although Greenland has obtained and will continue to seek to have all vendors, including prospective target businesses or other entities Greenland engages, execute agreements with Greenland waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of the Public Shareholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the Trust Account, including but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with a claim against Greenland’s assets, including the funds held in the Trust Account.

The Sponsor has agreed that it will be liable to Greenland if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which Greenland has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share (or such higher amount then held in trust) or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under Greenland’s indemnity of the underwriters of Greenland’s IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. Additionally, if Greenland is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law and may be included in Greenland’s bankruptcy estate and subject to the claims of third parties with priority over the claims of the shareholders. To the extent any bankruptcy claims deplete the Trust Account, Greenland cannot assure you it will be able to return to the Public Shareholders at least $10.00 per Public Share (or such higher amount then held in trust).

Employees

Greenland has three officers who are its only employees. These individuals are not obligated to devote any specific number of hours to Greenland’s matters and intend to devote only as much time as they deem necessary to its affairs. Greenland does not intend to have any full-time employees prior to the completion of a business combination. Upon completion of the Business Combination, the employment of these officers will terminate.

Facilities

Greenland maintains its principal executive offices at Suite 906, Tower W1, Oriental Plaza, No. 1 East Chang’an Street, Dongcheng District, Beijing, People’s Republic of China 100738. Greenland considers its current office space, combined with the other office space otherwise available to its officers, adequate for its current operations. Upon completion of the Business Combination, the principal executive offices of the Company will be located at 11-F, Building #12, Sunking Plaza, Gaojiao Road, Hangzhou, Zhejiang, China.

Legal Proceedings

On September 19, 2019, a purported class action challenging the Business Combination was filed in the United States District Court for the District of Delaware, captioned Wheby v. Greenland Acquisition Corporation, et al., Case No. 19-1758-UNA (D. Del.) (the “Action”). The Action alleges certain violations of the Exchange Act and seeks, among other things, to enjoin the Business Combination from closing (or, if consummated, to rescind the Business Combination or award rescissory damages), to require Greeland to issue a separate proxy statement, and to receive an award of attorneys’ fees and costs.

While Greenland believes that the Action lacks merit and that the disclosures set forth in this proxy statement comply fully with applicable law, in order to moot plaintiff’s unmeritorious disclosure claims, avoid nuisance and possible expenses, and provide additional information to our shareholders, Greenland has determined to voluntarily make minor modifications to this proxy statement, which we deem immaterial.

Nothing in this proxy statement shall be deemed to be an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Greenland specifically denies all allegations that any additional disclosure was or is required, and reserves all defenses in connection with the Action.

DIRECTORS, OFFICERS, EXECUTIVE COMPENSATION AND CORPORATE GOVERNANCE
OF GREENLAND PRIOR TO THE BUSINESS COMBINATION

Directors and Executive Officers

Our current directors and executive officers are as follows:

Name	Age	Position
Yanming Liu(2)	57	Chairman and Chief Executive Officer
River Chi	38	Chief Financial Officer
Jerry Zheng	47	Chief Operating Officer
Shan Cui(1)	47	Director
Jiang Pu(1)	39	Director
Yu Chen(2)	54	Director

____________

(1)      Class I directors

(2)      Class II directors

Yanming Liu has served as our Chairman and Chief Executive Officer since our inception. Mr. Liu has served as President of CoAdna (Suzhou) Limited, a fiber optics solutions company in China, since March 2013. From December 2012 to May 2015, Mr. Liu was an independent director of Broadex Technologies Co., Ltd. (300548.SZ), a China listed company engaged in research and development, manufacture and sales of integrated optoelectronics. From November 2010 to February 2013, Mr. Liu served as President of two optical access business units of HiSense Broadband and Multimedia Technologies, an optical communications company. From March to October 2010, Mr. Liu served as a senior advisor to EJ McKay & Co., Inc. with respect to various technology matters. From August 2005 to February 2010, Mr. Liu served as President and Chief Executive Officer of Salira Systems Inc., a producer of optical access products in China and the U.S. Previously, Mr. Liu served as an executive of Optovia Corporation and Walsin Management Company. In addition, from 1993 to 2001, Mr. Liu worked in various roles for Corning Incorporated, most recently as Director of Communications Electronics and Integration, where his roles included invention of Corning’s award-winning patented LEAF fiber product and marketing such product in China and other markets. Mr. Liu received a bachelor degree from Tianjin University in China, a MBA degree from the MIT Sloan School of Management and a Ph.D. and a MA degree from Princeton University. We believe Mr. Liu is well qualified to serve on the Greenland Board because of his extensive knowledge and experience operating companies in the U.S. and China.

River Chi has served as our Chief Financial Officer since June 2018. Mr. Chi has served as the Chief Executive Officer of Alum Developing (Shanghai), Inc., a distributor of alloys in China, since November 2017 and previously served as the company’s Chief Operating Officer starting in 2013. From 2007 until 2012, Mr. Chi served as the operations manager of Salira (China) Network System Inc., where he worked with Mr. Liu. From 2005 to 2007, Mr. Chi served as project manager for AsteelFlash Electronics (Shanghai) Co., Ltd., an international electronic manufacturing services company. From 2003 to 2005, Mr. Chi served as manufacturing engineer for Darfon Electronics (SuZhou) Co., Ltd., a manufacturer of telecommunication components and precision devices. Mr. Chi received a bachelor degree from Northeastern University and a MBA from Shanghai Jiao Tong University.

Jerry Zheng has served as our Chief Operating Officer since our inception. He has served as the founding partner and CEO of MIF China Services Limited since 2013. Previously, Mr. Zheng served as an Executive Director at JP Morgan from 2011 to 2014, Vice President at Fullerton Financial Holdings from 2006 to 2012 and Senior Manager at CITIC Securities from 2000 to 2003. Mr. Zheng acted as financial advisor to complete numerous M&A and financing transactions, including Shenzhen Energy Group’s acquisition of Shen Neng Energy Management Co., Ltd. for RMB 7.6 billion, JP Morgan’s investment in China’s Bridge Trust Company, FFH’s acquisition of Yantai Commercial Bank and CITIC Guoan Group’s acquisition of Hunan Province Cable TV Networks. Mr. Zheng holds a Bachelor of Science from Beijing Normal University and a Master’s Degree and Ph.D. of Economics from Renmin University of China.

Shan Cui has served as a member of the Greenland Board since April 2019. Ms. Cui has been an independent director and chair of the audit committee and compensation committee of Fuqin Fintech Limited, an online lending information intermediary platform, since August 28, 2018. She has been the Executive Director of First Capital International Limited since 2010 and provided consulting services for private equity companies and venture capital companies. She was the Chief Financial Officer of Lizhan Environmental Corporation, a then Nasdaq-listed company engaged in the business of green leather material manufacturing, from 2011 to 2013. From 2009 to 2010, she was the Manager of Planning and Analysis for Greene, Tweed & Company, a manufacturer of high-performance engineering parts and products serving aerospace, oilfield, and semi-conductor industries. Prior to that, Ms. Cui was the Senior Finance Manager at Ikon Office Solutions from 2005 to 2008, the Chief Financial Officer for Invista from 2003 to 2004, the Senior Financial Consultant for the Peachtree Companies from 2001 to 2003, the Manager of Strategic Planning and Analysis for General Time Corporation from 1998 to 2001, and the Senior Vice President for Seaboard Corporation from 1996 to 1998. Ms. Cui acquired her MBA degree in Business Administration from Georgia State University and her Bachelor’s degree in International Business English from Ocean University of China. We believe Ms. Cui is well qualified to serve on the Greenland Board because of her extensive experience and strong expertise in finance, investment and capital markets.

Jiang Pu has served as a member of the Greenland Board since July 2018. Mr. Pu has been serving as the Managing Director of Shanghai Welkin Investment Management Co., Ltd., a growth fund firm based in Shanghai, since 2010. Mr. Pu led the firm’s investment in Juneyao Air, Pengyuan Credit Service, Alog and Aidi Education Group. From 2008 to 2010, Mr. Pu served as the Director of Business Development for Yude Engineering Holdings, where he was in charge of business development and government relationship. From 2007 to 2008, Mr. Pu served as the assistant to the President at Shanghai Zhongxing Electronic Development Company. Mr. Pu received a bachelor of accounting degree from Central Queensland University in Australia in 2006. We believe Mr. Pu is well qualified to serve on the Greenland Board because of his extensive investment experience.

Yu Chen has served as a member of the Greenland Board since July 2018. Mr. Chen has served as founder and Chief Executive Officer of Covision Optoelectronics, a developer of display and lighting applications in China, since October 2013. From 2009 to 2013, Mr. Chen worked at HiSense Broadband and Multimedia Technologies, where he worked with Mr. Liu, most recently serving as a Deputy Director of Technology. In 2008, Mr. Chen served as a senior engineer for Luminus Devices, a designer of light extractions for LED products. Prior to that, Mr. Chen worked as an engineer for various technology companies in China and North American and as a researcher at the University of Waterloo, since 1986. Mr. Chen received a master degree from the University of Waterloo in Canada and a Ph.D. from McMaster University in Canada. We believe Mr. Pu is well qualified to serve on the Greenland Board because of his extensive operating and management experience.

Number and Terms of Office of Officers and Directors

The Greenland Board is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a two-year term. The term of office of the first class of directors, consisting of Ms. Cui and Mr. Pu, will expire at the first annual meeting. The term of office of the second class of directors, consisting of Messrs. Liu and Chen, will expire at the second annual meeting. We do not currently intend to hold an annual meeting of shareholders until after we consummate our initial business combination.

Our officers are elected by the Greenland Board and serve at the discretion of the Greenland Board, rather than for specific terms of office. The Greenland Board is authorized to appoint persons to the offices set forth in the Memorandum and Articles of Association as it deems appropriate. The Memorandum and Articles of Association provides that our officers may consist of a Chairman of the Board of Directors, Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretaries and Treasurer and such other offices as may be determined by the Greenland Board.

Director Independence

Nasdaq requires that a majority of the Greenland Board must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Greenland Board would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Ms. Cui and Messrs. Pu and Chen are our independent directors. Our independent directors have regularly scheduled meetings at which only independent directors are present. Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Any affiliated transactions must be approved by a majority of our independent and disinterested directors.

Executive Compensation

Commencing on the date that our securities were first listed on Nasdaq through the earlier of consummation of our initial business combination and our liquidation, we pay an affiliate of a member of the Sponsor a total of $10,000 per month, which funds are used to pay for office space, utilities, secretarial and administrative services. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated third party for such services. Except as set forth above, no compensation will be paid to the Sponsor, our officers and directors, or any of their respective affiliates, prior to or in connection with the consummation of our initial business combination. Additionally, these individuals are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

After the completion of our initial business combination, members of our management team who remain with us, may be paid consulting, management or other fees from the Company with any and all amounts being fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, as it will be up to the directors of the post-combination business to determine executive and director compensation. Any compensation to be paid to our officers will be determined, or recommenced, to the Greenland Board for determination, either by a committee constituted solely by independent directors or by a majority of the independent directors on the Greenland Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Audit Committee

We have established an audit committee of the Greenland Board. Ms. Cui and Messrs. Pu and Chen serve as members of our audit committee. Ms. Cui serves as chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee all of whom must be independent. Ms. Cui and Messrs. Pu and Chen are independent.

Each member of the audit committee is financially literate and the Greenland Board has determined that Ms. Cui qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Responsibilities of the audit committee include:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent auditors;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

Subject to the requirement of law or the Nasdaq market rules, we have established a compensation committee of the Greenland Board. The members of our compensation committee are Ms. Cui and Mr. Pu. Mr. Pu serves as chairman of the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation in executive session at which the Chief Executive Officer is not present;

•        reviewing and approving the compensation of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the Greenland Board or compensation committee of any entity that has one or more officers serving on the Greenland Board.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee following the Closing. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Greenland Board. The Greenland Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Ms. Cui and Messrs. Pu and Chen. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Greenland Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Greenland Board should follow the procedures set forth in the Memorandum and Articles of Association.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Greenland Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

The Greenland Board is divided into two classes with only one class of directors being elected in each year and each class serving a two-year term. The term of office of the first class of directors, consisting of Ms. Cui and Mr. Pu, will expire at the first annual meeting. The term of office of the second class of directors, consisting of Messrs. Liu and Chen, will expire at the second annual meeting.

Code of Ethics

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS OF GREENLAND

Overview

We are a blank check company incorporated on December 28, 2017 in the British Virgin Islands with limited liability (meaning our shareholders have no liability, as members of the Company, for the liabilities of the Company over and above the amount already paid for their shares) formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses. We intend to effectuate our Business Combination using cash from the proceeds of the IPO and the sale of the Private Placement Units that occurred simultaneously with the completion of the IPO, our capital stock, debt or a combination of cash, shares and debt.

The issuance of additional shares in a business combination:

•        may significantly dilute the equity interest of investors who would not have pre-emption rights in respect of any such issue;

•        may subordinate the rights of holders of Greenland Shares if the rights, preferences, designations and limitations attaching to the preferred shares are created by amendment of the Memorandum and Articles of Association by resolution of the Greenland Board and preferred shares are issued with rights senior to those afforded the Greenland Shares;

•        could cause a change in control if a substantial number of Greenland Shares are issued, which may affect, among other things, our ability to use our net operating loss carry forwards, if any, and could result in the resignation or removal of our present officers and directors;

•        may have the effect of delaying or preventing a change of control of us by diluting the share ownership or voting rights of a person seeking to obtain control of us; and

•        may adversely affect prevailing market prices for the Greenland Shares.

Similarly, if we issue debt securities or otherwise incur significant indebtedness, it could result in:

•        default and foreclosure on our assets if our operating revenues after our initial business combination are insufficient to repay our debt obligations;

•        acceleration of our obligations to repay the indebtedness even if we make all principal and interest payments when due if we breach certain covenants that require the maintenance of certain financial ratios or reserves without a waiver or renegotiation of that covenant;

•        our immediate payment of all principal and accrued interest, if any, if the debt security is payable on demand;

•        our inability to obtain necessary additional financing if any document governing such debt contains covenants restricting our ability to obtain such financing while the debt security is outstanding;

•        our inability to pay dividends on the Greenland Shares;

•        using a substantial portion of our cash flow to pay principal and interest on our debt, which will reduce the funds available for dividends on the Greenland Shares if declared, expenses, capital expenditures, acquisitions and other general corporate purposes;

•        limitations on our flexibility in planning for and reacting to changes in our business and in the industry in which we operate;

•        increased vulnerability to adverse changes in general economic, industry and competitive conditions and adverse changes in government regulation; and

•        limitations on our ability to borrow additional amounts for expenses, capital expenditures, acquisitions, debt service requirements, execution of our strategy and other purposes and other disadvantages compared to our competitors who have less debt.

We expect to continue to incur significant costs in the pursuit of our acquisition plans. We cannot assure you that our plans to complete a business combination will be successful.

Results of Operations

We have neither engaged in any operations nor generated any revenues to date. Our only activities from inception to May 31, 2019 were organizational activities, those necessary to prepare for the IPO, described below, and identifying a target company for a business combination. We do not expect to generate any operating revenues until after the completion of our Business Combination. We generate non-operating income in the form of interest income on marketable securities held after the IPO. We are incurring expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses in connection with completing a business combination.

For the three and six months ended May 31, 2019, we incurred a net loss of $101,136 and $89,254, respectively, which consisted of interest income on marketable securities held in the Trust Account of $256,667 and $514,684, respectively, an unrealized gain on marketable securities held in the Trust Account of $21,989 and $7,343, respectively, offset by the change in the value of the deferred underwriting fee liability of $16,425 and $16,189, respectively, and operating costs of $363,367 and $595,092, respectively.

For the period from December 28, 2017 (inception) through November 30, 2018, we had a net loss of $66,784, which consisted of operating costs of $372,998, offset by interest income on marketable securities held in the Trust Account of $315,911, an unrealized loss on marketable securities held in the Trust Account of $8,524 and a change in the value of the deferred underwriting fee liability of $1,173.

Liquidity and Capital Resources

On July 27, 2018, we consummated the IPO of 4,400,000 Units at a price of $10.00 per Unit, which includes a partial exercise by the underwriters of their over-allotment option in the amount of 400,000 Units at $10.00 per Unit, generating aggregate gross proceeds of $44,000,000. Simultaneously with the closing of the IPO, we consummated the sale of 282,000 Private Placement Units to the Sponsor and Chardan at a price of $10.00 per Unit, generating gross proceeds of $2,820,000.

For the period from December 28, 2017 (inception) through November 30, 2018, cash used in operating activities was $426,265, resulting primarily from a net loss of $66,784, interest earned on marketable securities held in the Trust Account of $315,911, an unrealized loss on marketable securities held in the Trust Account of $8,524 an a change in the value of the deferred underwriting fee liability of $1,173. Changes in operating assets and liabilities used $53,267 of cash.

Following the IPO and the sale of the Private Placement Units, a total of $44,000,000 was placed in the Trust Account and we had $1,035,797 of cash held outside of the Trust Account, after payment of costs related to the IPO, and available for working capital purposes. We incurred $2,752,449 in transaction costs, including $1,320,000 of underwriting fees, $978,314 of deferred underwriting fees and $454,135 of other costs.

For the six months ended May 31, 2019, cash used in operating activities was $549,858, resulting from a net loss of $89,254, interest earned on marketable securities held in the Trust Account of $514,684, an unrealized gain on marketable securities held in the Trust Account of $7,343 and a change in the value of the deferred underwriting fee liability of $16,189. Changes in operating assets and liabilities provided $45,234 of cash.

At May 31, 2019, we had marketable securities held in the Trust Account of $44,829,414. We intend to use substantially all of the funds held in the Trust Account (excluding deferred underwriting commissions and interest to pay taxes) to acquire a target business or businesses and to pay our expenses relating thereto. To the extent that our capital stock is used in whole or in part as consideration to affect our business combination, the remaining proceeds held in the Trust Account as well as any other net proceeds not expended will be used as working capital to finance the operations of the target business or businesses.

At May 31, 2019, we had cash of $344,842 held outside the Trust Account. We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses, review corporate documents and material agreements of prospective target businesses, select the target business to acquire and structure, negotiate and complete a business combination.

On April 29, 2019, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $250,000. The note is non-interest bearing and payable upon the consummation of a Business Combination. As of May 31, 2019, there was $250,000 outstanding under the promissory note.

In order to fund working capital deficiencies or finance transaction costs in connection with a business combination, the Sponsor or an affiliate of the Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete a business combination, we would repay such loaned amounts. In the event that a business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into Private Placement Units, at a price of $10.00 per Unit at the option of the lender.

We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. However, if our estimate of undertaking in-depth due diligence and negotiating a business combination is less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our Business Combination. Moreover, we may need to obtain additional financing either to consummate our Business Combination or because we become obligated to redeem a significant number of our Public Shares upon consummation of our Business Combination, in which case we may issue additional securities or incur debt in connection with such Business Combination. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the completion of our Business Combination. Following our Business Combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.

Effective July 24, 2019, Greenland extended the period of time Greenland has to consummate a business combination. In connection therewith, the Sponsor deposited into the Trust Account an aggregate of $440,000, representing $0.10 per Public Share, in order to extend the period of time Greenland has to consummate a business combination by three months to October 25, 2019. The Sponsor will have the option, but no obligation, to extend such period of time an additional two times, each by an additional three months, up to April 27, 2020, by depositing an aggregate of an additional $880,000 into the Trust Account, representing an additional $0.20 per Public Share, in connection with such additional extensions.

Off-Balance Sheet Financing Arrangements

We have no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of May 31, 2019. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Contractual Obligations

We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay Puhui Wealth Investment Management (Beijing) Co., Ltd., an affiliate of a member of the Sponsor a monthly fee of $10,000 for office space, utilities and administrative services to the Company. We began incurring these fees on July 24, 2018 and will continue to incur these fees monthly until the earlier of the completion of the Business Combination and the Company’s liquidation.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies:

Ordinary shares subject to Redemption

We account for our ordinary shares subject to possible conversion in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory Redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature Redemption Rights that are either within the control of the holder or subject to Redemption upon the occurrence of uncertain events not solely within our control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. Our ordinary shares feature certain Redemption Rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, ordinary shares subject to possible Redemption are presented at Redemption value as temporary equity, outside of the shareholders’ equity section of our balance sheet.

Net loss per ordinary share

We apply the two-class method in calculating earnings per share. Ordinary shares subject to possible Redemption which are not currently redeemable and are not redeemable at fair value, have been excluded from the calculation of basic net loss per ordinary share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. Our net income is adjusted for the portion of income that is attributable to ordinary shares subject to Redemption, as these shares only participate in the earnings of the Trust Account and not our income or losses.

Recent accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our condensed financial statements.

DESCRIPTION OF GREENLAND’S SECURITIES

General

We are a company incorporated in the British Virgin Islands as a BVI business company (company number 1965087) and our affairs are governed by the Memorandum and Articles of Association, the Companies Act and the common law of the British Virgin Islands. We are authorized to issue an unlimited number of both Greenland Shares of no par value and preferred shares of no par value. The following description summarizes certain terms of our shares as set out more particularly in the Memorandum and Articles of Association. Because it is only a summary, it may not contain all the information that is important to you.

Units

Each Unit consists of one Greenland Share, one Right and one redeemable Warrant. Each Right entitles the holder thereof to receive one-tenth (1/10) of one Greenland Share upon the consummation of an initial business combination. Each Warrant entitles the holder to purchase one-half (1/2) of one Greenland Share exercisable at $11.50 per full Greenland Share, subject to adjustment as described in this proxy statement. Pursuant to the warrant agreement, a Warrant holder may exercise its Warrants only for a whole number of Greenland Shares. This means that only an even number of Warrants may be exercised at any given time by a Warrant holder. For example, if a Warrant holder holds one Warrant to purchase one-half (1/2) of one Greenland Share, such Warrant shall not be exercisable. If a Warrant holder holds two Warrants, such Warrants are exercisable for one Greenland Share.

Greenland Shares

As of the date of this proxy statement, there are 5,782,000 Greenland Shares outstanding.

Under the Companies Act, the Greenland Shares are deemed to be issued when the name of the shareholder is entered in our register of members. Our register of members is maintained by our transfer agent Continental Stock Transfer & Trust Company, which entered the name of Cede & Co. in our register of members on the closing of the IPO as nominee for each of the respective Public Shareholders. If (a) information that is required to be entered in the register of members is omitted from the register or is inaccurately entered in the register, or (b) there is unreasonable delay in entering information in the register, a shareholder of the Company, or any person who is aggrieved by the omission, inaccuracy or delay, may apply to the British Virgin Islands Courts for an order that the register be rectified, and the court may either refuse the application or order the rectification of the register, and may direct the Company to pay all costs of the application and any damages the applicant may have sustained.

At any general meeting on a show of hands every ordinary shareholder who is present in person (or, in the case of a shareholder being a corporation, by its duly authorized representative) or by proxy will have one vote for each share held on all matters to be voted on by shareholders. Voting at any meeting of the ordinary shareholders is by show of hands unless a poll is demanded. A poll may be demanded by shareholders present in person or by proxy if the shareholder disputes the outcome of the vote on a proposed resolution and the chairman shall cause a poll to be taken. Prior to the consummation of our initial business combination, the rights attaching to Greenland Shares (including those provisions designed to provide certain rights and protections to our ordinary shareholders) may only be amended by a resolution of persons holding 65% (or 50% if approved in connection with our initial business combination) of the outstanding Greenland Shares attending and voting on such amendment. Other provisions of the Memorandum and Articles of Association may be amended prior to the consummation of our initial business combination if approved by a majority of the votes of shareholders attending and voting on such amendment or by resolution of the directors. Following the consummation of, or in connection with, our initial business combination, the rights and obligations attaching to the Greenland Shares and other provisions of the Memorandum and Articles of Association may be amended if approved by a majority of the votes of shareholders attending and voting on such amendment or by resolution of the directors. The Greenland Board is divided into two classes, each of which will generally serve for a term of two years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors. Our shareholders are entitled to receive ratable dividends when, as and if declared by the Greenland Board out of funds legally available therefore.

If our shareholders want us to hold a meeting, they may requisition the directors to hold one upon the written request of members entitled to exercise at least 30 percent of the voting rights in respect of the matter for which the meeting is requested. Under British Virgin Islands law, we may not increase the required percentage to call a meeting above such 30 percent level.

The Memorandum and Articles of Association require us to provide our Public Shareholders with the opportunity to redeem their Public Shares upon the consummation of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding Public Shares, subject to the limitations described herein and any limitations (including but not limited to cash requirements) agreed to in connection with the negotiation of terms of a proposed business combination. The amount in the Trust Account is $10.12 per Public Share, as of February 28, 2019, subject to increase of up to an additional $0.30 per Public Share in the event that the Sponsor elects to extend the period of time to consummate a business combination, as described in more detail in this proxy statement. The per-share amount we will distribute to investors who properly redeem their Public Shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. Our initial shareholders have agreed to waive their Redemption Rights with respect to their Founder Shares, shares underlying the Private Placement Units and Public Shares in connection with the consummation of our initial business combination. We intend to obtain shareholder approval in connection with our initial business combination, as is the case with respect to the Business Combination. If we so decide, we will, like many blank check companies, offer to redeem Public Shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules, as is the case with respect to this proxy statement. If we seek shareholder approval, we will consummate our initial business combination only if a majority of the votes of ordinary shareholders who being so entitled attend and vote at the Special Meeting are voted in favor of the business combination. However, the participation of the Sponsor, our officers, directors, advisors or their affiliates in privately-negotiated transactions (as described in this proxy statement), if any, could result in the approval of our initial business combination even if a majority of our Public Shareholders vote, or indicate their intention to vote, against such business combination. For purposes of seeking approval of the majority of the outstanding Greenland Shares, non-votes will have no effect on the approval of our initial business combination once a quorum is obtained. We are required to provide not less than 10 days nor more than 60 days prior written notice of any such meeting, if held, at which a vote shall be taken to approve our initial business combination, as is the case with respect to the Special Meeting.

If we seek shareholder approval in connection with our initial business combination, our initial shareholders have agreed to vote their Founder Shares, shares underlying the Private Placement Units and any Public Shares purchased during or after the offering in favor of our initial business combination. Each Public Shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction.

Notwithstanding the foregoing, if a shareholder vote is not required for business or other legal reasons, we will, pursuant to the Memorandum and Articles of Association, offer to redeem our Public Shares pursuant to the tender offer rules of the SEC, and file tender offer documents with the SEC prior to consummating our initial business combination. The Memorandum and Articles of Association requires these tender offer documents to contain substantially the same financial and other information about the initial business combination and the Redemption Rights as is required under the SEC’s proxy rules.

Pursuant to the Memorandum and Articles of Association, if we are unable to consummate our initial business combination by October 25, 2019 (or April 27, 2020, if we extend the period of time to consummate a business combination), we will, as promptly as reasonably possible but not more than five business days thereafter, distribute the aggregate amount then on deposit in the Trust Account (net of taxes payable and less up to $50,000 of interest to pay liquidation expenses), pro rata to our Public Shareholders by way of Redemption and cease all operations except for the purposes of winding up of our affairs. This Redemption of Public Shareholders from the Trust Account will be effected as required by and by function of the Memorandum and Articles of Association and prior to any formal voluntary liquidation of the Company. Our initial shareholders have agreed to waive their right to receive liquidating distributions with respect to their Founder Shares and shares underlying the Private Placement Units if we fail to consummate our initial business combination by October 25, 2019 (or April 27, 2020, if we extend the period of time to consummate a business combination). However, if the Sponsor or any of our officers, directors or affiliates acquire Public Shares, they will be entitled to receive liquidating distributions with respect to such Public Shares if we fail to consummate our initial business combination within the required time period.

Our shareholders are entitled to receive ratable dividends when, as and if declared by the Greenland Board out of legally available funds. In the event of a liquidation or winding up of the Company after our initial business combination, our shareholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of shares, if any, having preference over the Greenland Shares. Our shareholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the Greenland Shares, except that we will provide our Public Shareholders with the Redemption Rights set forth above.

Founder Shares

The Founder Shares are identical to the other Greenland Shares, and holders of Founder Shares have the same shareholder rights as Public Shareholders, except that (i) the Founder Shares are subject to certain transfer restrictions, as described in more detail below, and (ii) our initial shareholders have agreed (A) to waive their redemption rights with respect to their Founder Shares, shares underlying the Private Placement Units and Public Shares in connection with the consummation of our initial business combination, (B) to waive their Redemption Rights with respect to their Founder Shares and shares underlying the Private Placement Units if we fail to consummate our initial business combination by October 25, 2019 (or April 27, 2020, if we extend the period of time to consummate a business combination), although they will be entitled to Redemption Rights with respect to any Public Shares they hold if we fail to consummate our initial business combination within such time period and (C) to waive their Redemption Rights with respect to their Founder Shares, shares underlying the Private Placement Units and Public Shares in connection with a shareholder vote to approve an amendment to the Memorandum and Articles of Association (a) to modify the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our initial business combination by October 25, 2019 (or April 27, 2020, if we extend the period of time to consummate a business combination) or (b) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity. Our initial shareholders have agreed to vote their Founder Shares, shares underlying the Private Placement Units and any Public Shares purchased during or after the offering in favor of our initial business combination and our officers and directors have also agreed to vote any Public Shares purchased during or after the offering in favor of our initial business combination.

Our initial shareholders have agreed not to transfer, assign or sell any of the Founder Shares (except to certain permitted transferees as described below) until, with respect to 50% of the Founder Shares, the earlier of (i) six months after the date of the consummation of our initial business combination or (ii) the date on which the closing price of the Greenland Shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination, with respect to the remaining 50% of the Founder Shares, upon six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their Greenland Shares for cash, securities or other property.

Preferred Shares

The Memorandum and Articles of Association authorizes the creation and issuance without shareholder approval of an unlimited number of preferred shares divided into five classes, Class A through Class E, each with such designation, rights and preferences as may be determined by a resolution of the Greenland Board to amend the Memorandum and Articles of Association to create such designations, rights and preferences. We have five classes of preferred shares to give us flexibility as to the terms on which each class is issued. Unlike Delaware law, all shares of a single class must be issued with the same rights and obligations. Accordingly, starting with five classes of preferred shares will allow us to issue shares at different times on different terms. No preferred shares are currently issued or outstanding. Accordingly, the Greenland Board is empowered, without shareholder approval, to issue preferred shares with dividend, liquidation, redemption, voting or other rights, which could adversely affect the voting power or other rights of the holders of Greenland Shares. However, the underwriting agreement prohibits us, prior to our initial business combination, from issuing preferred shares which participate in any manner in the proceeds of the Trust Account, or which vote as a class with the Greenland Shares on our initial business combination. We may issue some or all of the preferred shares to affect our initial business combination. In addition, the preferred shares could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any preferred shares, we may do so in the future.

The rights of preferred shareholders, once the preferred shares are in issue, may only be amended by a resolution to amend the Memorandum and Articles of Association provided such amendment is also approved by a separate resolution of a majority of the votes of preferred shareholders who being so entitled attend and vote at the class meeting of the relevant preferred class. If our preferred shareholders want us to hold a meeting of preferred shareholders (or of a class of preferred shareholders), they may requisition the directors to hold one upon the written request of preferred shareholders entitled to exercise at least 30 percent of the voting rights in respect of the matter (or class) for which the meeting is requested. Under British Virgin Islands law, we may not increase the required percentage to call a meeting above 30 percent.

Under the Companies Act there are no provisions which specifically prevent the issuance of preferred shares or any such other “poison pill” measures. The Memorandum and Articles of Association also do not contain any express prohibitions on the issuance of any preferred shares. Therefore, the directors, without the approval of the holders of Greenland Shares, may issue preferred shares that have characteristics that may be deemed anti-takeover. Additionally, such a designation of shares may be used in connection with plans that are poison pill plans. However, as noted above, under the Companies Act, a director in the exercise of his powers and performance of his duties is required to act honestly and in good faith in what the director believes to be the best interests of the Company.

Rights

Each holder of a Right will receive one-tenth (1/10) of one Greenland Share upon consummation of our initial business combination, even if the holder of such Right redeemed all Greenland Shares held by him, her or it in connection with the initial business combination or an amendment to the Memorandum and Articles of Association with respect to our pre-business combination activities. No additional consideration will be required to be paid by a holder of Rights in order to receive his, her or its additional Greenland Shares upon consummation of an initial business combination as the consideration related thereto has been included in the Unit purchase price paid for by investors. The shares issuable upon exchange of the Rights will be freely tradable (except to the extent held by affiliates of ours).

If we enter into a definitive agreement for a business combination in which we will not be the surviving entity, the definitive agreement will provide for the holders of Rights to receive the same per share consideration the holders of the Greenland Share will receive in the transaction on an as-converted into ordinary share basis, and each holder of a Right will be required to affirmatively convert his, her or its Rights in order to receive the 1/10 share underlying each Right (without paying any additional consideration) upon consummation of the business combination. More specifically, the Right holder will be required to indicate his, her or its election to convert the Rights into underlying shares as well as to return the original Rights certificates to us.

If we are unable to complete an initial business combination within the required time period and we liquidate the funds held in the Trust Account, holders of Rights will not receive any of such funds with respect to their Rights, nor will they receive any distribution from our assets held outside of the Trust Account with respect to such Rights, and the Rights will expire worthless.

As soon as practicable upon the consummation of our initial business combination, we will direct registered holders of the Rights to return their Rights to our Rights agent. Upon receipt of the Rights, the Rights agent will issue to the registered holder of such Right(s) the number of full Greenland Shares to which he, she or it is entitled. We will notify registered holders of the Rights to deliver their Rights to the Rights agent promptly upon consummation of such business combination and have been informed by the Rights agent that the process of exchanging their Rights for Greenland Shares should take no more than a matter of days. The foregoing exchange of Rights is solely ministerial in nature and is not intended to provide us with any means of avoiding our obligation to issue the shares underlying the Rights upon consummation of our initial business combination. Other than confirming that the Rights delivered by a registered holder are valid, we will have no ability to avoid delivery of the shares underlying the Rights. Nevertheless, there are no contractual penalties for failure to deliver securities to the holders of the Rights upon consummation of an initial business combination. Additionally, in no event will we be required to net cash settle the Rights. Accordingly, the Rights may expire worthless.

Although a company incorporated in the British Virgin Islands may issue fractional shares, it is not our intention to issue any fractional shares upon conversions of the Rights. In the event that any holder would otherwise be entitled to any fractional share upon exchange of his, her or its Rights, we will reserve the option, to the fullest extent permitted by the Memorandum and Articles of Association, the Act and other applicable law, to deal with any such fractional entitlement at the relevant time as we see fit, which would include the rounding down of any entitlement to receive Greenland Shares to the nearest whole share (and in effect extinguishing any fractional entitlement), or the holder being entitled to hold any remaining fractional entitlement (without any share being issued) and to aggregate the same with any future fractional entitlement to receive shares in the Company until the holder is entitled to receive a whole number. Any rounding down and extinguishment may be done with or without any in lieu cash payment or other compensation being made to the holder of the relevant Rights, such that value received on exchange of the Rights may be considered less than the value that the holder would otherwise expect to receive. All holders of Rights shall be treated in the same manner with respect to the issuance of shares upon conversions of the Rights.

Redeemable Warrants

As of the date of this proxy statement, there are 4,400,000 Warrants and 282,000 Private Placement Warrants outstanding. Each Warrant entitles the holder thereof to purchase one-half (1/2) of one Greenland Share at a price of $11.50 per full Share, subject to adjustment as described in this proxy statement, at any time commencing on the later of the completion of an initial business combination and July 24, 2019 (or April 24, 2020, if extended). Pursuant to the warrant agreement, a Warrant holder may exercise its Warrants only for a whole number of Greenland Shares. This means that only an even number of Warrants may be exercised at any given time by a Warrant holder.

However, no Warrants will be exercisable for cash unless we have an effective and current registration statement covering the issuance of the Greenland Shares issuable upon exercise of the Warrants and a current prospectus relating to such Greenland Shares. Notwithstanding the foregoing, if a registration statement covering the issuance of the Greenland Shares issuable upon exercise of the Warrants is not effective within 90 days from the closing of our initial business combination, Warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise Warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their Warrants on a cashless basis. The Warrants will expire five years from the closing of our initial business combination at 5:00 p.m., New York City time or earlier redemption.

The Private Placement Warrants are identical to the Warrants except that such Private Placement Warrants are exercisable for cash (even if a registration statement covering the issuance of the Greenland Shares issuable upon exercise of such Warrants is not effective) or on a cashless basis, at the holder’s option, and will not be redeemable by us, in each case so long as they are still held by the initial purchasers or their affiliates. In addition, for as long as the Private Placement Warrants are held by Chardan or its designees or affiliates, they may not be exercised after June 24, 2023.

We may call the Warrants for redemption (excluding the Private Placement Warrants but including any outstanding Warrants issued upon exercise of the unit purchase option issued to Chardan and/or its designees), in whole and not in part, at a price of $0.01 per Warrant:

•        at any time while the Warrants are exercisable,

•        upon not less than 30 days’ prior written notice of redemption to each Warrant holder,

•        if, and only if, the reported last sale price of the Greenland Shares equals or exceeds $16.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations), for any 20 trading days within a 30 trading day period ending on the third trading business day prior to the notice of redemption to Warrant holders, and

•        if, and only if, there is a current registration statement in effect with respect to the issuance of the Greenland Shares underlying such Warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

The right to exercise will be forfeited unless the Warrants are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of a Warrant will have no further rights except to receive the redemption price for such holder’s Warrant upon surrender of such Warrant.

The redemption criteria for our Warrants have been established at a price which is intended to provide Warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing share price and the Warrant exercise price so that if the share price declines as a result of our redemption call, the redemption will not cause the share price to drop below the exercise price of the Warrants.

If and when the Warrants become redeemable by us, we may not exercise our redemption right if the issuance of Greenland Shares upon exercise of the Warrants is not exempt from registration or qualification under applicable state blue sky laws or we are unable to effect such registration or qualification. We will use our best efforts to register or qualify such Greenland Shares under the blue sky laws of the state of residence in those states in which the Warrants were offered by us in the IPO.

If we call the Warrants for redemption as described above, our management will have the option to require all holders that wish to exercise Warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the Warrants for that number of Greenland Shares equal to the quotient obtained by dividing (x) the product of the number of Greenland Shares underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the Greenland Shares for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of Warrants. Whether we will exercise our option to require all holders to exercise their Warrants on a “cashless basis” will depend on a variety of factors including the price of the Greenland Shares at the time the Warrants are called for redemption, our cash needs at such time and concerns regarding dilutive share issuances.

The Warrants will be issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as Warrant agent, and us. The warrant agreement provides that the terms of the Warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval, by written consent or vote, of the holders of a majority of the then outstanding Warrants in order to make any change that adversely affects the interests of the registered holders.

The exercise price and number of Greenland Shares issuable on exercise of the Warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or our recapitalization, reorganization, merger or consolidation. However, the Warrants will not be adjusted for issuances of Greenland Shares at a price below their respective exercise prices.

The Warrants may be exercised upon surrender of the Warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the Warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of Warrants being exercised. The Warrant holders do not have the rights or privileges of holders of Greenland Shares and any voting rights until they exercise their Warrants and receive Greenland Shares. After the issuance of Greenland Shares upon exercise of the Warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by shareholders.

Except as described above, no Warrants will be exercisable and we will not be obligated to issue Greenland Shares unless at the time a holder seeks to exercise such Warrant, a prospectus relating to the Greenland Shares issuable upon exercise of the Warrants is current and the Greenland Shares have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the Warrants. Under the terms of the warrant agreement, we have agreed to use our best efforts to meet these conditions and to maintain a current prospectus relating to the Greenland Shares issuable upon exercise of the Warrants until the expiration of the Warrants. However, we cannot assure you that we will be able to do so and, if we do not maintain a current prospectus relating to the Greenland Shares issuable upon exercise of the Warrants, holders will be unable to exercise their Warrants and we will not be required to settle any such Warrant exercise. If the prospectus relating to the Greenland Shares issuable upon the exercise of the Warrants is not current or if the Greenland Shares is not qualified or exempt from qualification in the jurisdictions in which the holders of the Warrants reside, we will not be required to net cash settle or cash settle the Warrant exercise, the Warrants may have no value, the market for the Warrants may be limited and the Warrants may expire worthless.

Warrant holders may elect to be subject to a restriction on the exercise of their Warrants such that an electing Warrant holder would not be able to exercise their Warrants to the extent that, after giving effect to such exercise, such holder would beneficially own in excess of 9.8% of the Greenland Shares outstanding.

No fractional shares will be issued upon exercise of the Warrants. If, upon exercise of the Warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of Greenland Shares to be issued to the Warrant holder.

Purchase Option

We have sold to Chardan an option to purchase up to 240,000 units at $11.50 per unit. The units issuable upon exercise of this option are identical to those sold in the IPO.

Dividends

We have not paid any cash dividends on Greenland Shares to date and do not intend to pay cash dividends prior to the completion of our initial business combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of our initial business combination. The payment of any dividends subsequent to our initial business combination will be within the discretion of our then board of directors. It is the present intention of the Greenland Board to retain all earnings, if any, for use in our business operations and, accordingly, our board does not anticipate declaring any dividends in the foreseeable future.

Private Placement Units

The Private Placement Units (including the underlying shares, Private Placement Rights, Private Placement Warrants or Greenland Shares issuable upon conversion of such rights or exercise of such warrants) will not be transferable, assignable or salable until 30 days after the completion of our initial business combination (except, among other limited exceptions, to our officers and directors and other persons or entities affiliated with the Sponsor) and they will not be redeemable by us so long as they are held by members of the Sponsor or Chardan, respectively, or their permitted transferees. Otherwise, the Private Placement Units have terms and provisions that are identical the Units sold in the IPO except the Private Placement Warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by holders other than the holders who purchased such Units or their permitted transferees, the warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the Units sold in the IPO. In addition, for as long as the Private Placement Warrants are held by Chardan or its designees or affiliates, they may not be exercised after July 24, 2023. The price of the Private Placement Units was determined in negotiations between the Sponsor and the underwriter for the IPO, with reference to the prices paid by initial shareholders for such Warrants in special purpose acquisition companies, which have recently consummated their initial public offerings.

Our Transfer Agent, Rights Agent and Warrant Agent

The transfer agent for the Greenland Shares, Rights agent for the Rights and Warrant agent for the Warrants is Continental Stock Transfer & Trust Company.

Memorandum and Articles of Association

As set forth in the Memorandum and Articles of Association, the objects for which are established are unrestricted and we shall have full power and authority to carry out any object not prohibited by the Companies Act or as the same may be revised from time to time, or any other law of the British Virgin Islands.

The Memorandum and Articles of Association contains provisions designed to provide certain rights and protections to our ordinary shareholders prior to the consummation of our initial business combination. These provisions cannot be amended without the approval of 65% (or 50% if approved in connection with our initial business combination) of the outstanding Greenland Shares attending and voting on such amendment. The Sponsor, who beneficially own approximately 23.5% of the Greenland Shares, will participate in any vote to amend the Memorandum and Articles of Association and will have the discretion to vote in any manner they choose. Prior to our initial business combination, if we seek to amend any provisions of the Memorandum and Articles of Association relating to shareholders’ rights or pre-business combination activity, we will provide dissenting Public Shareholders with the opportunity to redeem their Public Shares in connection with any such vote on any proposed amendments to the Memorandum and Articles of Association. We and our directors and officers have agreed not to propose any amendment to the Memorandum and Articles of Association (A) to modify the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our initial business combination by October 25, 2019 (or April 27, 2020, if we extend the period of time to consummate a business combination) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless we provide our Public Shareholders with the opportunity to redeem their Public Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest

(which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. Our initial shareholders have agreed to waive any Redemption Rights with respect to any Founder Shares, any shares underlying Private Placement Units and any Public Shares they may hold in connection with any vote to amend the Memorandum and Articles of Association prior to our initial business combination.

Specifically, the Memorandum and Articles of Association provide, among other things, that:

•        If we are unable to consummate our initial business combination by October 25, 2019 (or April 27, 2020, if we extend the period of time to consummate a business combination), we will, as promptly as reasonably possible but not more than five business days thereafter, distribute the aggregate amount then on deposit in the Trust Account (net of taxes payable, and less up to $50,000 of interest to pay liquidation expenses), pro rata to our Public Shareholders by way of Redemption and cease all operations except for the purposes of winding up of our affairs. This Redemption of Public Shareholders from the Trust Account shall be effected as required by function of the Memorandum and Articles of Association and prior to commencing any voluntary liquidation; and

•        except in connection with the consummation of our initial business combination, prior to our initial business combination, we may not issue additional shares that would entitle the holders thereof to (i) receive funds from the Trust Account or (ii) vote on any initial business combination;

•        although we do not intend to enter into our initial business combination with a target business that is affiliated with the Sponsor, our directors or officers, we are not prohibited from doing so. In the event we seek to complete our initial business combination with a target that is affiliated with the Sponsor, our officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent accounting firm, or independent investment banking firm that our initial business combination is fair to our company from a financial point of view; and

•        we will not effectuate our initial business combination with another blank check company or a similar company with nominal operations.

In addition, the Memorandum and Articles of Association provide that under no circumstances will we redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001 upon the consummation of our initial business combination.

Changes in Authorized Shares

We are authorized to issue an unlimited number of shares, which will have rights, privileges, restrictions and conditions attaching to them as the shares in issue. We may by resolution of directors or shareholders:

•        consolidate and divide all or any of our unissued authorized shares into shares of larger or smaller amount than our existing shares;

•        cancel any Greenland Shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person; or

•        create new classes of shares with preferences to be determined by resolution of the Greenland Board to amend the Memorandum and Articles of Association to create new classes of shares with such preferences at the time of authorization, although any such new classes of shares, with the exception of the preferred shares, may only be created with prior shareholder approval.

Pre-emption Rights

There are no pre-emption rights applicable to the issuance of new shares under the Memorandum and Articles of Association.

Variation of Rights of Shares

As permitted by the Companies Act and the Memorandum and Articles of Association, we may vary the rights attached to any class of shares only with: (i) in the case of the Greenland Shares prior to our initial business combination, the consent of not less than 65% (or 50% if for the purposes of approving, or in connection with, the consummation of our initial business combination) of the votes who are in attendance and vote at a meeting, or (ii) in the case of the preferred shares, 50% of the votes of shareholders who being so entitled attend and vote at a meeting of such shares, except, in each case where a greater majority is required under the Memorandum and Articles of Association or the Companies Act, provided that that for these purposes the creation, designation or issue of preferred shares with rights and privileges ranking in priority to an existing class of shares is deemed not to be a variation of the rights of such existing class and may in accordance with the Memorandum and Articles of Association be effected by resolution of directors without shareholder approval.

Registration Rights

Greenland has entered into a registration rights agreement with respect to the Founder Shares, Private Placement Units and units issued upon conversion of working capital loans (if any). Upon the completion of the Business Combination, the Company will enter into a Registration Rights Agreement with the Zhongchai Equity Holder pursuant to which Zhongchai Equity Holder will have specified rights to require the Company to register all or a portion of its Greenland Shares under the Securities Act. See the section entitled “Proposal 1: The Business Combination Proposal — Related Agreements — Registration Rights Agreement.” In addition, in connection with the PIPE Financing, Greenland has agreed to file a registration statement covering the shares purchased by the PIPE Investors. See the section entitled “Proposal 1: The Business Combination Proposal — Related Agreements — Subscription Agreements.”

MARKET PRICE AND DIVIDENDS OF SECURITIES

Market Price of Units, Greenland Shares, Rights and Warrants

The Units, Greenland Shares, Rights and Warrants are traded on Nasdaq under the symbols “GLACU,” “GLAC,” “GLACR” and “GLACW,” respectively. The Units began public trading on July 25, 2018 and Greenland Shares, Rights and Warrants began public trading on August 8, 2018.

The closing price of the Units, Greenland Shares, Rights and Warrants on September 23, 2019, the last trading day before announcement of the execution of the Share Exchange Agreement, was $10.50, $10.37, $0.51 and $0.13, respectively. As of September 18, 2019, the Record Date, the closing price for each Unit, Greenland Share, Right and Warrant was $10.60, $10.30, $0.52 and $0.14, respectively.

Holders of Units, Greenland Shares, Rights and Warrants should obtain current market quotations for their securities. The market price of Greenland’s securities could vary at any time before the Business Combination.

Holders of Greenland Securities

As of September 9, 2019, there were three holders of record of Units, two holders of record of Greenland Shares, one holder of record of Rights and one holder of record of Warrants.

Dividends of Greenland Securities

Please refer to the section of this proxy statement entitled “Description of Greenland’s Securities — Dividends.”

Zhongchai Holding

Market Price of Zhongchai Holding Securities

Market price information regarding Zhongchai Holding is not provided because there is no public market for Zhongchai Holding’s securities.

Holder of Zhongchai Holding Securities

As of the date of this proxy statement, there is one holder of Zhongchai Holding’s shares.

Dividends of Zhongchai Holding Securities

In October 2011, the board of directors of Zhongchai Holding declared a dividend. As of December 31, 2018, approximately $3.8 million of unpaid dividends were owed to the Zhongchai Equity Holder.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Greenland as of the date of this proxy statement (pre-Business Combination) and, immediately following consummation of the Business Combination, ownership of the Greenland Shares, by:

•        each person known by Greenland to be the beneficial owner of more than 5% of the Greenland Shares on the date of this proxy statement (pre-Business Combination) or of the Greenland Shares after the Closing;

•        each of Greenland’s officers and directors;

•        all of Greenland’s executive officers and directors as a group;

•        each person who will become an executive officer or director of the Company upon consummation of the Business Combination; and

•        all executive officers and directors of the Company as a group after consummation of the Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of the Greenland Shares immediately following consummation of the Business Combination is based on 14,385,566 shares (assuming no Greenland Shares are redeemed), or, in the alternative, 10,563,944 shares (assuming maximum Redemption), to be issued and outstanding and has been determined on the assumption that (i) no Greenland shareholder has exercised its Redemption Rights to receive cash from the Trust Account in exchange for their Public Shares subsequent to the date hereof or, in the alternative, that the maximum number of Greenland shareholders have exercised such Redemption Rights, (ii) 7,500,000 shares are issued to the Zhongchai Equity Holder as part of their Business Combination consideration, (iii) an aggregate of 468,200 shares are issued upon conversion of the Rights and the Private Placement Rights, (iv) an aggregate of 585,366 shares are issued to the PIPE Investors in the PIPE Financing and (v) 50,000 shares are issued to Hanyi Zhou, a financial advisor based in the PRC.

Unless otherwise indicated, Greenland believes that all persons named in the table below have sole voting and investment power with respect to all Greenland Shares beneficially owned by them.

			Greenland Shares Post-Business Combination
	Greenland Shares		Assuming No Redemption		Assuming Redemption of 3,821,622 Shares
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	% of Voting Control	Ordinary Shares	% of Total Voting Power(3)	Ordinary Shares	% of Total Voting Power(3)
Greenland Asset Management Corporation(1)	1,360,000	23.5%	1,516,000	10.4%	1,516,000	14.2%
Yanming Liu(1)	1,360,000	23.5%	1,516,000	10.4%	1,516,000	14.2%
River Chi(2)	—	—	—	—	—	—
Jerry Zheng(2)	—	—	—	—	—	—
Shan Cui(2)	—	—	—	—	—	—
Jiang Pu(2)	—	—	—	—	—	—
Yu Chen(2)	—	—	—	—	—	—
Boothbay Fund Management, LLC(3)	436,600	7.6%	436,600	3.0%	436,600	4.1%
HGC Investment Management Inc.(4)	346,667	6.6%	346,667	2.4%	346,667	3.2%
All pre-Business Combination directors and officers as a group (6 individuals)	1,360,000	23.5%	1,516,000	10.4%	1,516,000	14.2%

Greenland Shares Post-Business Combination
	Greenland Shares		Assuming No Redemption		Assuming Redemption of 3,821,622 Shares
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	% of Voting Control	Ordinary Shares	% of Total Voting Power(3)	Ordinary Shares	% of Total Voting Power(3)
Director Nominees and Named Executive Officers of the Company Post-Business Combination(5):
Peter Zuguang Wang(5)	—	—	7,500,000	52.1%	7,500,000	70.1%
Raymond Z. Wang(5)	—	—	—	—	—	—
Jing Jin (5)	—	—	—	—	—	—
Dong Xiao(5)	—	—	—	—	—	—
Lei Chen(5)	—	—	—	—	—	—
Yanming Liu(5)	1,360,000	23.5%	1,516,000	10.4%	1,516,000	14.2%
Min Zhang(5)	—	—	—	—	—	—
Everett Xiaolin Wang(5)	—	—	—	—	—	—
Hong Liang Lu(5)	—	—	—	—	—	—
All post-Business Combination Director Nominees and Executive Officers as a Group (9 persons):	1,360,000	23.5%	9,016,000	62.1%	9,016,000	84.3%

____________

(1)      Represents 1,100,000 Founder Shares and 260,000 Greenland Shares underlying the Private Placement Units held by Greenland Asset Management Corporation. Also represents, on a post-Business Combination basis, 26,000 Greenland Shares issuable upon conversion of the Private Placement Rights and 130,000 Greenland Shares underlying Private Placement Warrants. The securities held by the Sponsor are beneficially owned by Yanming Liu, Greenland’s Chairman and Chief Executive Officer, who, as managing member of the Sponsor, has sole voting and dispositive power over the securities held by the Sponsor. Mr. Liu disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The business address of such entity or individual is Suite 906, Tower W1, Oriental Plaza, No. 1 East Chang’an Street, Dongcheng District, Beijing, People’s Republic of China 100738.

(2)      Such individual does not beneficially own any of the Greenland Shares. However, such individual has a pecuniary interest in the Greenland Shares through his ownership of membership interests of the Sponsor. The business address of such individual is Suite 906, Tower W1, Oriental Plaza, No. 1 East Chang’an Street, Dongcheng District, Beijing, People’s Republic of China 100738.

(3)      Based on a Schedule 13G/A filed with the SEC on February 14, 2019. Such shares are held by Boothbay Absolute Return Strategies LP, a Delaware limited partnership (the “Fund”), which is managed by Boothbay Fund Management, LLC, a Delaware limited liability company (the “Adviser”). The Adviser, in its capacity as the investment manager of the Fund, has the power to vote and the power to direct the disposition of all Shares held by the Fund. Ari Glass is the Managing Member of the Adviser. The business address of such holders is 810 7th Avenue, Suite 615, New York, NY 10019-5818.

(4)      Based on a Schedule 13G filed with the SEC on February 13, 2019, on behalf of HGC Investment Management Inc. a company incorporated under the laws of Canada. The principal office of the stockholder is 366 Adelaide, Suite 601, and Toronto, Ontario M5V 1R9, Canada.

(5)      The business address of such individual is 11-F, Building #12, Sunking Plaza, Gaojiao Road, Hangzhou, Zhejiang, China.

The table above does not include the Greenland Shares underlying the Private Placement Warrants or Private Placement Rights held by the Sponsor, on a pre-Business Combination basis, because these securities are not exercisable within 60 days hereof.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Greenland Related Person Transactions

On March 28, 2018, we issued an aggregate of 1,150,000 Founder Shares to the Sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.022 per share. 50,000 Founder Shares were forfeited by the Sponsor on July 27, 2018 because the underwriters’ over-allotment option was not exercised in full.

The Sponsor has agreed not to transfer, assign or sell any of the Founder Shares (except to certain permitted transferees as described below) until, with respect to 50% of the Founder Shares, the earlier of (i) six months after the date of the consummation of our initial business combination or (ii) the date on which the closing price of the Greenland Shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination, with respect to the remaining 50% of the Founder Shares, upon six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, share exchange or other similar transaction which results in all of our shareholders having the right to exchange their Greenland Shares for cash, securities or other property.

The Sponsor purchased an aggregate of 260,000 Private Placement Units in a private placement that occurred simultaneously with the closing of the IPO. The Sponsor has agreed not to transfer, assign or sell any of the Greenland Shares included in the Private Placement Units and the respective Greenland Shares underlying the Private Placement Rights and Private Placement Warrants included in the Private Placement Units until 30 days after the completion of our initial business combination.

An affiliate of the Sponsor agreed, from the date that our securities were first listed on Nasdaq through the earlier of our consummation of our initial business combination and our liquidation, to make available to us office space, utilities and secretarial and administrative services, as we may require from time to time. We pay such affiliate $10,000 per month, which funds are used to pay for the aforementioned services. We believe, based on rents and fees for similar services in Beijing, China, that the fee charged by such affiliate is at least as favorable as we could have obtained from an unaffiliated person. One of such affiliate’s executive officers is a member of the Sponsor.

Other than reimbursement of any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, no compensation or fees of any kind, including finder’s fees, consulting fees, non-cash payments or other similar compensation, will be paid to our officers or directors, or to any of their respective affiliates, prior to or with respect to our initial business combination (regardless of the type of transaction that it is). Our independent directors are responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties.

Prior to the closing of the IPO, the Sponsor had also loaned to us an aggregate of $75,588 to cover expenses related to the IPO. These loans were non-interest bearing and will be payable without interest on demand. We repaid these loans from the proceeds of the IPO not placed in the Trust Account.

In addition, in order to finance transaction costs in connection with an intended initial business combination, the Sponsor or an affiliate of the Sponsor or our officers and directors may, but are not obligated to, loan us funds as may be required. If we consummate our initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the offering proceeds held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Such loans would be evidenced by promissory notes. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of our business combination into additional private units at a price of $10.00 per unit (which, for example, would result in the holders being issued 165,000 Greenland Shares if $1,500,000 of notes were so converted (including 15,000 shares upon the closing of our initial business combination in respect of 150,000 rights included in such units), as well as 150,000 warrants to purchase 75,000 shares).

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the Company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

All ongoing and future transactions between us and any member of our management team or his or her respective affiliates will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable to us than are available from unaffiliated third parties. It is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with the Sponsor, our officers or directors. In the event we seek to complete our initial business combination with a target that is affiliated with the Sponsor, our officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent accounting firm, or independent investment banking firm that our initial business combination is fair to our company from a financial point of view.

We have entered into a registration rights agreement. Our initial shareholders and Chardan and their permitted transferees can demand, after we consummates our initial business combination, that we register the Founder Shares, the Private Placement Units and underlying securities, the shares underlying the warrants underlying the unit purchase option being issued to the underwriters of the IPO, and any securities issued upon conversion of working capital loans, pursuant to such agreement. In addition, the holders have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of our initial business combination. Notwithstanding the foregoing, Chardan may not exercise its demand and “piggyback” registration rights after five (5) and seven (7) years after July 24, 2018 and may not exercise its demand rights on more than one occasion.

Zhongchai Holding Related Person Transactions

As of June 30, 2019, Zhongchai Holding owed approximately $44,924 to Zhuhai Hengzhong Industrial Investment Fund (Limited Partnership), a company controlled by Peter Zuguang Wang, which amount reflects certain fees paid by Zhuhai Hengzhong Industrial Investment Fund (Limited Partnership) on behalf of Zhongchai Holding.

Zhongchai Holding incurred a receivable from Zhongchai Equity Holder in connection with the transfer of Hengyu’s 16.23% ownership in Sinomachinery Group Limited to Zhongchai Equity Holder in June 2017, the balance of which was $36,574,445 and $36,636,262 respectively, as of June 30, 2019 and December 31, 2018, with variance due to change in the USD/RMB exchange rate. The net amount of such receivable was $34,030,261 and $32,861,718 as of June 30, 2019 and December 31, 2018, respectively, representing the original gross proceeds amount offset by the dividend payable in the amount of $2,544,184 and $3,774,544 respectively, by Zhongchai Holding to Zhongchai Equity Holder. Zhongchai Holding expects that Zhongchai Equity Holder, with variance due to payment of dividend incurred in first half of 2019, will repay in full the balance due to Zhongchai Holding by October 27, 2020.

As of December 31, 2018, Zhongchai Holding owed approximately $1.8 million to Sinomachinery Holding Limited, a company controlled by Peter Zuguang Wang, which amount reflects an overpayment made to Zhongchai Holding for a certain purchase order in December 2011. The balance remained unchanged as of June 30, 2019 except for the effect of an immaterial USD/RMB exchange rate fluctuation.

In 2018, the board of directors of Zhejiang Zhongchai declared a dividend. As of December 31, 2018, $160,337 of unpaid dividends were owed to the Xinchang County Jiuxin Investment Management Partnership (LP), a minority shareholder of Zhejiang Zhongchai (“Jiuxin”). The balance was zero as of June 30, 2019 as a result of payment of dividend incurred in first half of 2019.

During the year ended December 31, 2017, Zhongchai Holding purchased materials in the aggregate amount of approximately $0.8 million from Zhejiang Zhonggong Agricultural Equipment Co., Ltd., a company controlled by Peter Zuguang Wang. $11,116 and $11,135 remained unpaid and due as of June 30, 2019 and December 31, 2018, respectively, with variance due to an immaterial USD/RMB exchange rate fluctuation.

During the year ended December 31, 2018, Zhongchai Holding purchased materials and equipment in the aggregate amount of approximately $1.0 million, and during the year ended December 31, 2017, approximately $1.4 million, from Zhejiang Zhonggong Machinery Co., Ltd., a company controlled by Peter Zuguang Wang. Zhongchai Holding has not yet paid for such purchases. $1,276,691 remained unpaid and due as of December 31, 2018. This balance increased to $1,702,097 as of June 30, 2019 as a result of the incurrence of intercompany borrowings between the two parties in first half of 2019.

During the year ended December 31, 2018, Zhongchai Holding provided services and sold goods in the aggregate amount of approximately $610,000 to Cenntro Smart Manufacturing Tech. Co., Ltd., a company controlled by Peter Zuguang Wang, with $20,399 remained unpaid and due as of December 31, 2018 and partially paid and reduced to $18,317 as of June 30, 2019.

In March 2011, Zhejiang Kangchen Biotechnology Co., Ltd., a company controlled by Peter Zuguang Wang, made a loan to Zhongchai Holding in the principal amount of approximately $65,000, without interest. $65,456 and $65,567 remained unpaid and due as of June 30, 2019 and December 31, 2018, respectively, with variance due to an immaterial USD/RMB exchange rate fluctuation.

Post-Business Combination Arrangements

In connection with the Business Combination, certain agreements were entered into or will be entered into pursuant to the Share Exchange Agreement. The agreements described in this section, or forms of such agreements as they will be in effect substantially concurrently with the completion of the Business Combination, were filed as exhibits to Greenland’s Current Report on Form 8-K, dated July 12, 2019, and the following descriptions are qualified by reference thereto. These agreements include:

•        Registration Rights Agreement (see the section entitled “Proposal 1: The Business Combination Proposal — Related Agreements — Registration Rights Agreement”); and

•        Employment agreement of each of Raymond Z. Wang, Jing Jin, Dong Xiao and Lei Chen (see the section entitled “Executive Compensation of Zhongchai Holding”).

Statement of Policy Regarding Transactions with Related Persons

The Company will adopt a formal written policy that will be effective upon the completion of the Business Combination providing that the Company’s officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of the Company’s capital stock, any member of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, are not permitted to enter into a related party transaction with the Company without the approval of the Company’s nominating and corporate governance committee, subject to certain exceptions. For more information, see the section entitled “Management of the Company Following the Business Combination — Related Person Policy of the Company.”

INFORMATION ABOUT ZHONGCHAI HOLDING

Overview

Zhongchai Holding, through its subsidiaries, is:

•        a leading developer and manufacturer of traditional transmission products for material handling machineries in China; and

•        a developer of a robotic cargo carrier prototype expected to be available for commercial use in the near future in China.

Zhongchai Holding’s transmission products are key components for forklift trucks used in manufacturing and logistic applications, such as factories, workshops, warehouses, fulfillment centers, shipyards and sea ports. Forklifts play an important role in logistics systems of many enterprises across different industries in China and globally. Generally, the industries with the largest demand for forklifts include the transportation, warehousing logistics, electrical machinery and automobile industries.

Zhongchai Holding has experienced increased demand for forklifts in the manufacturing and logistics industries in the PRC, as revenues increased from approximately $49.1 million in 2017 to approximately $60.2 million in 2018. Based on 2018 revenue, Zhongchai Holding believes that it is one of the major developers and manufacturers of transmission products for small and medium-sized forklift trucks in China.

Zhongchai Holding’s transmission products are used in 1-ton to 15-ton forklift trucks, some with mechanical shift and some with automatic shift. Zhongchai Holding sells these transmission products directly to forklift truck manufacturers. In 2018, Zhongchai Holding sold, in the aggregate, more than 91,000 sets of transmission products to over 100 forklift manufacturers in China.

Zhongchai Holding has been recognized for achievements in the transmission manufacturing industry with the following awards:

•        National High-Tech Enterprises by Zhejiang Province (2016-2019);

•        Shaoxing City Science and Technology Award (2013);

•        Name Brand of Zhejiang Province (2014-2017);

•        Named Provincial Research and Development Center, Provincial Enterprise Technology Center (2016);

•        Zhejiang Patent Demonstration Enterprise (2016); and

•        National Torch Plan Industrialization Demonstration Project (2014-2015).

Strategic Growth Opportunity in the Robotic Carrier Market

Zhongchai Holding has leveraged its industry and market experience to develop robotic cargo carriers. Zhongchai Holding plans to sell such carriers in the near future. Zhongchai Holding’s management plans to complete a production-ready sample in the near future. Zhongchai Holding completed a conceptual prototype of a robotic cargo carrier in August 2018. The first product is expected to be a robotic cargo carrier with payload capacity of 500 kilograms, which Zhongchai Holding expects to be more cost effective than existing automatic guided vehicles (“AGVs”) in the market. In the future, management expects to offer a robotic cargo carrier with payload capacity ranging from 100 kilograms to 50 metric tons. Zhongchai Holding believes that its robotic carrier will have a heavier payload capacity than other AGV products currently in the market.

According to research findings of China AGV Industry Alliance and Research Institute of New Strategic AGV Industry, compared with data in 2017, the new increment of market of AGV related products in China in 2018 increased by 35.22%. In 2018, the number of newly added AGVs was 29,600 with the market size reaching to RMB 4.25 billion.

We believe that AGV products have the following operational advantages to traditional transmission products:

•        High degree of automation.    Compared to manual forklifts for delivering materials, AGVs are automated. An AGV operator inputs relevant information to the computer terminal and the terminal sends information to AGV’s central control system. The system then sends control commands to the AGV and the AGV executes the commands by delivering the relevant materials to the appropriate location.

•        High flexibility.    AGVs can be used in production lines, assembly lines, conveyor lines, platforms, shelves, operating points and other areas as needed. As a result of this flexibility, AGVs can minimize the logistics turnover cycle, reduce the material consumption in turnover, connect incoming materials and processing and maximize the efficiency of production systems.

•        High safety.    AGVs have security protection through various intelligent traffic management, safety and collision avoidance, multi-level warning, emergency braking and fault alarm systems. As a result, AGVs can play a unique role in situations that are not as suitable for human to work.

We believe that the robotic carrier market presents a substantial opportunity for Zhongchai Holding’s future business, for the following reasons:

Fast Growing Market.    The Chinese intelligent warehousing market continues to grow. According to the Gao Gong Industry Institute, in 2017, such market reached RMB 59.47 billion, a year-on-year increase of 15.7%. It is estimated that by 2020, this market is expected to reach RMB 95.47 billion. In 2018, the number of newly added AGVs was 29,600, with a compound growth rate of 70.08% since 2014. In addition, the PRC national government has issued policies under the 13th Five-Year Plan, including the Made in China 2025 plan, whose core is to improve production efficiency and reduce labor dependence by replacing manual labor with machines. Unmanned forklifts, as an extremely important part of intelligent manufacturing, are aligned with these national goals. Consequently, we believe that there is substantial potential and market scale for further AGV development. According to data from the National Bureau of Statistics, in 2017, as for China’s industrial value added per US$100 million, the corresponding number of forklifts in use was 51, which was close to the level of Japan and the United States but far below Europe, reflecting the fact that material handling efficiency needs to be improved. Although the density of forklifts in China is growing rapidly, there is still a sizable gap when compared to other developed countries, and this market is expected to continue to grow in China.

Impact of the Growing E-Commerce Industry.    The large number of online orders in the current market requires faster and more accurate logistics. Automated equipment, such as AGVs, improves speed and accuracy. Demand for more efficient logistics is expected to increase as e-commerce continues to grow. As such, we is expect that the demand for AGVs in the next few years will continue to increase rapidly.

Highly Fragmented Market.    The AGV market is highly fragmented. In particular, there are few, if any, dominant local market participants. As such, we believe that Zhongchai holding has an opportunity to develop a meaningful role in the AGV market. Many of the core components of current AGVs in the domestic PRC market are made by foreign manufacturers of robot components. Very fewer of them are made in China. Although foreign enterprises can use their advantages of key technologies and core components to constrain Chinese enterprises, we believe that Zhongchai Holding can successfully enter the AGV market due to its advantages of being an experienced, local competitor in the logistics industry as well as its strong research and development (“R&D”) capabilities.

High Technology Barriers for New Entrants.    To compete in the AGV market, enterprises need a high-level of core technologies and capabilities in order to successfully develop products containing the necessary sensors and devices that measure accuracy, temperature, response time, stability, reliability and other relevant metrics. We believe that this creates a high barrier for new market entrants. Given Zhongchai Holding’s existing role in the logistics industry and the research and development milestones achieved to date provide Zhongchai Holding with the opportunity to successfully compete in the AGV market.

Demand for Efficient Services.    Traditional forklifts are mainly internal combustion forklifts with disadvantages of high emissions and energy consumption, human health risks, low utilization of labor and transport capacity. Furthermore, currently, the primary users of forklifts include manufacturing and logistics companies that are price sensitive. Consequently, we believe that demand for AGV products, which typically improve efficiency and cost-effectives as compared to traditional forklifts, will continue to increase over time. In addition, according to data released by the National Bureau of Statistics, China’s birth rate has recently been at a historically low level, with a downward trend. As an important alternative to human resources, the demand for AGVs is expected to continue to increase in the PRC.

Corporate Structure and History

The following diagram illustrates the current corporate structure of Zhongchai Holding, including the jurisdiction of formation and ownership interest of each of its subsidiaries as of the date of this proxy statement.

Zhongchai Holding was incorporated in Hong Kong on April 23, 2009. From April 23, 2009 to November 1, 2011, Zhongchai Holding was a subsidiary of Equicap, Inc. (“Equicap”), a Nevada corporation whose stock was quoted on the OTC Markets until July 29, 2011.

Zhejiang Zhongchai, an 89.47%-owned subsidiary of Zhongchai Holding, was incorporated in China on November 21, 2005 and is engaged in the business of designing, manufacturing and selling transmission products mainly for forklift trucks. The remaining 10.53% of Zhejiang Zhongchai’s capital stock is owned by Jiuxin, an entity owned by Mengxing He, director and general manager of Zhejiang Zhongchai and legal representative, executive director and general manager of Shengte.

Hangzhou Greenland, a wholly-owned subsidiary of Zhongchai Holding, was incorporated in China on August 9, 2019 and is engaged in the business of research, development and manufacturing of robotics and warehousing equipment and systems.

Shengte, a PRC company incorporated on February 24, 2006, has been a wholly-owned subsidiary of Zhejiang Zhongchai since May 21, 2007. Shengte is engaged in the business of manufacturing and selling of gears used in Zhejiang Zhongchai’s transmission products.

Hengyu, a 62.5%-owned subsidiary of Zhejiang Zhongchai, was incorporated in China on September 10, 2005 and holds no assets other than an account receivable owed by Cenntro Holding. See “Certain Relationships and Related Person Transactions — Zhongchai Holding Related Person Transactions.” The remaining 37.5% of Hengyu’s capital stock is beneficially owned by Peter Zuguang Wang. Ms. Min Guo, director of Zhejiang Zhognchai and legal representative and executive director of Hengyu, is the record holder of Hengyu’s capital stock on behalf of the Zhejiang Zhongchai and Peter Zuguang Wang, respectively.

Products

The transmission products of Zhongchai Holding and its subsidiaries can be broadly divided into two categories: gearboxes and transaxles.

Gearboxes.    Zhongchai Holding specializes in developing and manufacturing gearboxes for small- and medium-sized material handling machineries. There are two series of gearboxes: the JDS series of mechanical gearboxes and the YQX series of hydraulic gearboxes.

Set forth below are the key features of the JDS series of mechanical gearboxes.

Set forth below are the key features of its YQX Series of hydraulic gearboxes.

Transaxles.    Zhongchai Holding produces transaxles that integrate the functions of transmissions and drive axles into one integrated assembly, thereby increasing the products’ transmission ratios and reducing the products’ noise levels and weight and size, leaving additional space for safety and other functions.

Set forth below are the key features of the transaxle products.

Competitive Strengths

Zhongchai Holding believes that the following strengths enable the company to compete effectively:

Favorable Market Trends

Zhongchai Holding believes that a number of key industry trends in China will continue to benefit Zhongchai Holding and continue to drive its growth, including:

•        increasing labor cost, which accelerates labor substitution with machinery in material handling and logistic activities;

•        increasing migration of logistic labor to urban areas, which increases demand for logistic machinery;

•        increasing government support for logistic mechanization, including in the form of subsidies;

•        increasing government support for improving efficiency in China’s logistics industry, which is a key end market for material handling machinery such as forklifts and loaders;

•        higher rate of growth in investments in smaller projects (such as subways and urban maintenance projects) compared to those in mega projects (such as highways and bridges), which fosters demand for smaller excavators and other construction machinery for smaller projects; and

•        increasing competitiveness of PRC branded products in China and certain international markets.

As a result of these favorable industry trends, Zhongchai Holding believes that it is well-positioned to capitalize on the increasing market demand for transmission products for small- and medium-sized material handling and logistic machinery in China.

Well-Developed Manufacturing Capabilities Leading to High Efficiency

Zhongchai Holding believes that its manufacturing process is one of the most well-developed and efficient in its industry in China, resulting in high labor productivity. The revenue per employee of Zhongchai Holding amounted to $204,806 in 2018, as compared to an average of $187,522 for other companies, according to the Statistics Department in the PRC. In addition, Zhongchai Holding believes that a combination of modern operational and management systems and its advanced manufacturing equipment, together with its manufacturing know-how and the skills of its workforce, contribute to a flexible manufacturing system, which allows Zhongchai Holding to shorten the “time to market” for its new products and timely adjust its product mix to respond to changes in market demand.

Robust Research and Product Development Capabilities

Research and product development capabilities have been critical to Zhongchai Holding’s historical growth and current market position. Such capabilities include the following:

•        Strong R&D team.    Zhongchai Holding’s research and development team, comprising more than 40 professionals, or over 10% of Zhongchai Holding’s employees, is led by Dr. Lei Chen, who is a former professor at The University of Texas at Austin and has many years of research and development experience in introducing and adopting new technologies.

•        Facilities.    Zhongchai Holding’s research and development facilities consist of a transmission technology center and a robotic technology center. The transmission technology center is accredited by the Zhejiang provincial government. The technology center consists of a product development and design department, a research center, three research departments focused on the design, application and manufacturing of internal combustion engines, and a post-doctoral workstation certified by the PRC Ministry of Human Resource and Social Security.

Strategic Service Network

The ability to provide timely after-sales services is critical to building and maintaining Zhongchai Holding’s customer base. Zhongchai Holding has established an after-sales service network at strategic locations, with a focus on areas that have more developed economies. For example, the eastern provinces of China generally have significant demand for logistics services. Accordingly, Zhongchai Holding has opened service centers and retained service providers predominantly in these regions. Users of Zhongchai Holding’s products are able to reach the company through a 24-hour hotline, through which Zhongchai Holding is able to provide prompt on-site technical services at various locations in China.

Management Team With Local and International Experience Combined with a Successful Track Record

Zhongchai Holding’s senior management team combine local operational experience and market knowledge with international management and technical experience. In addition, each member of senior management has a track record of helping build companies into successful enterprises.

•        Peter Zuguang Wang has served as the sole director of Zhongchai Holding since April 2009 and the chairman of Zhejiang Zhongchai since September 2017. He has more than 20 years of experience in technology and management, combining a unique background in each of research and development, operations, finance and management. Mr. Wang was a co-founder of Unitech Telecom (now a part of UTStarcom, Nasdaq: UTSI).

•        Jing Jin, Chief Financial Officer, a Certified Public Account, has over 10 years of experience in accounting, budgeting and financial planning across operations in China and overseas, including as an executive of public companies.

•        Dong Xiao, Chief Design Officer, is a vehicle and product structure designer in China. He has 10 years of experience in design of vehicle models, including appearance design and structure design of new vehicles. In addition, Mr. Xiao oversees compliance inspections for product design, optimizes and improves the existing products and develops forward new ideas and schemes of production efficiency.

•        Lei Chen, Chief Scientist, has over 25 years of experience as a scientist in both U.S. and China. He is skillful in unconventional solutions by crossing different science and technology disciplines. Dr. Chen has expertise in laser spectroscopy, high-speed data acquisition, atomic and molecular physics, Nano material, software and hardware architecture and design, combustion engine and electrical motor, livestock husbandry. Dr. Chen’s experience and scientific knowledge is valuable to Zhongchai Holding’s research and development efforts with respect to transmission products and its future robotic products.

Business Strategies

We intend to implement a business strategy with the following components:

Increase Manufacturing Capacity

Zhongchai Holding plans to continue improving and expanding its existing manufacturing capacities to meet growing customer demand for its products.

Expand Breadth and Depth of Product Offering

Zhongchai Holding plans to expand the breadth and depth of its products to meet customers’ requirements, as follows:

•        Expand product range.    Although Zhongchai Holding expects that gearboxes and transmission systems with power output will remain its principal products in terms of revenue contribution in the foreseeable future, it believes that expanding the product range of AGV and high-tech transmission systems will enhance Zhongchai Holding’s ability to maintain and expand its customer base and strengthen its competitive position in the industry. For example, many of Zhongchai Holding’s existing and potential customers manufacture off-road machinery that requires gearboxes and transmission systems with a broader range of power output than Zhongchai Holding currently offers. Accordingly, within the next three years, Zhongchai Holding’s transmission products are expected to expand to capacity levels of 1 ton to 12 tons. In addition, Zhongchai Holding plans to initiate production of new AGV products and then to expand its AGVs to 50 to 100 metric tons in next three years. However, there is no guarantee that Zhongchai Holding’s growth plans will be successful.

•        Develop and launch new products.    Zhongchai Holding continues its product development activities such as hybrid power engines and natural gas engines. Currently, the market for hybrid power and natural gas engines in China is not fully developed. However, Zhongchai Holding expects that hybrid power and natural gas engines will be increasingly accepted and used in the PRC off-road machinery industry as:

•        they are generally believed to be more environmentally friendly than diesel engines;

•        they will become more reliable and efficient as the relevant technology advances; and

•        natural gas becomes more economically attractive as an alternative to diesel fuel.

Zhongchai Holding believes product innovation is key to market leadership. Consequently, Zhongchai Holding intends to focus on transaxles and gearboxes for electric forklifts as well as advanced transaxles with wet brakes. In addition, Zhongchai Holding intends to adopt clean fuel technologies such as natural gas while its robotic pallet carrier will use hybrid power and electric components.

•        Upgrade current products.    In order to be more energy-efficient, which is the current trend in the transmission industry, Zhongchai Holding plans to upgrade its products for diesel engine technologies to meet Europe Stage VI and commence commercialization in the near future.

Explore Overseas Opportunities

While Zhongchai Holding expects that the PRC market will remain its primary market for the foreseeable future, Zhongchai Holding is also exploring opportunities to expand overseas. Zhongchai Holding is currently conducting market analyses for certain Asian markets, focusing on issues such as product selection and whether sales will be conducted directly or through distributors. As of the date of this proxy statement, Zhongchai Holding has not formed any definitive plans on its potential entry into any of these markets. In addition, Zhongchai Holding may actively explore joint research and development opportunities with overseas institutions and/or manufacturers to develop products that meet local environmental standards. However, there is no guarantee that Zhongchai Holding’s growth plans will be successful.

Pursue Strategic Investments and Acquisitions That Complement Zhongchai Holding’s Growth Strategy

Zhongchai Holding intends to seek potential opportunities for strategic investment in, and acquisition of, technology, particularly from industry participants overseas, to complement its existing technology. In addition, Zhongchai Holding believes that China’s AGV and transmission industries present significant opportunities for consolidation. Accordingly, Zhongchai Holding intends to seek opportunities to acquire other manufacturers, particularly those with product offerings that complement Zhongchai Holding’s business. Zhongchai Holding also intends to selectively evaluate strategic investment opportunities in upstream suppliers of key parts and components and downstream customers in China to secure these relationships and become more vertically integrated. However, there is no guarantee that Zhongchai Holding’s growth plans will be successful.

Customers

Zhongchai Holding sells almost all of its products domestically in China. Its customers primarily consist of manufacturers of material handling equipment, primarily forklift trucks. Zhongchai Holding believes that its customers include some of the leading manufacturers in their respective market segments. Zhongchai Holding also supplies to the PRC subsidiaries of a number of blue-chip international brands based in Europe and Asia.

Zhongchai Holding’s five largest customers accounted for an aggregate of approximately 38.7% and 40.2% of its total revenue for six months ended June 30, 2019 and 2018, respectively. During the years ended December 31, 2018 and 2017, Zhongchai Holding’s five largest customers contributed 39.9% and 37.9%, respectively, of its total revenues. In the same periods, Zhongchai Holding’s single largest customer, Hangcha Group Co., Ltd., accounted for 14.1%, 15.2%, 14.7% and 13.6%, respectively, of Zhongchai Holding’s total revenue. Zhongchai Holding sells products to Hangcha Group Co., Ltd. based on purchase orders submitted to Zhongchai Holding.

Suppliers

Zhongchai Holding purchases its raw materials from various suppliers for use in the manufacture of its products. For the six months ended June 30, 2019 and 2018, and the years ended December 31, 2018 and 2017, none of Zhongchai Holding’s suppliers accounted for more than 10% of Zhongchai Holding’s total procurement costs.

The key raw materials used in the manufacture of its products include processed metal-based parts and components, including but not limited to iron castings and gears. Most of such parts and components are purchased from PRC domestic suppliers. Almost all of Zhongchai Holding’s suppliers are located in close proximity to its facilities, allowing the company to reduce transportation and inventory costs.

The prices of iron and steel and other raw materials have historically fluctuated significantly in China, which in turn has affected the company’s business and results of operations. Zhongchai Holding closely monitors changes in raw material prices and seeks to adjust its inventory of raw materials when the prices of such raw materials are expected to rise for a sustained period. In addition, Zhongchai Holding seeks to minimize the impact of fluctuations in raw material prices by adopting bidding processes in its raw material procurement process and selecting suppliers with the most favorable bids. Zhongchai Holding also seeks to price its products to reflect the expected fluctuations in raw material prices to the extent possible. However, there can be no assurance that Zhongchai Holding could precisely estimate increases in raw material prices or effectively pass on such increases to its customers.

Production

Zhongchai Holding’s products are comprised of a number of major parts and components, including gearbox housing, gears, bearings, oil pumps, gear shafts, hydraulics and electrical components. The gearbox housing and gears parts are processed in-house at its manufacturing facility in Xinchang. Components of such products are generally sourced from third parties and are assembled and integrated to form finished products. The finished products undergo further adjustments, fine tuning, testing and quality inspection. After inspection, the finished products are coated and painted before being sent to Zhongchai Holding’s warehouses for storage and distribution to its customers.

Inventory and Warehousing

Zhongchai Holding undertakes inventory control in order to reduce the risks of under and over-stocking. On average, Zhongchai Holding typically maintains a stock for its production needs of 30 days. It generally increases its inventories toward the end of a year to meet the production needs in anticipation for increased demand for its products in the second quarter of the following year. Zhongchai Holding maintains higher inventories at year-end because the Chinese New Year typically falls in January or February which affects the production and transportation of raw materials. Zhongchai Holding has installed an enterprise resource planning (“ERP”) system which provides it with real-time information about purchases, production schedules and supplies of the raw materials. The ERP system has substantially improved Zhongchai Holding’s inventory controls, providing the company with quick access to various data and easy formulation of operating models, and allowing the company to keep its inventory at an appropriate level to facilitate the manufacturing process.

Research and Development

Zhongchai Holding’s research and development team selects research and development projects and draws up preliminary project proposals based on various factors, such as industry and market trends, customer feedback and input from other departments, such as the finance and manufacturing departments.

Zhongchai Holding’s management, including the heads and lead managers of its various internal departments, such as sales and marketing and finance departments, as well as the Chief Executive Officer and Chief Technology Officer of Zhongchai Holding, reviews the preliminary project proposals and its research and development team formulates a final plan for each approved project after taking into account suggestions and comments by its management. The final plans include detailed schedules and budgets for the projects. Zhongchai Holding’s finance department monitors budget overruns. Any increase in the original budget must be reviewed and approved by management before the relevant project can continue.

Zhongchai Holding has also focused on research and development with respect to a new robotic vehicle. Zhongchai Holding plans to sell such carriers in the near future. Zhongchai Holding’s management plans to complete a production-ready sample by the end of 2019. Zhongchai Holding completed a conceptual prototype of a robotic cargo carrier in August 2018. The first product is expected to be a robotic cargo carrier with payload capacity of 500 kilograms. In the future, management expects to offer a robotic cargo carrier with payload capacity ranging from 100 kilograms to 50 metric tons.

Properties

Zhongchai Holding’s headquarters, manufacturing and R&D facilities are all located in Xinchang County, Zhejiang Province, China.

Properties Owned by Zhongchai Holding

As of December 31, 2018, Zhongchai Holding obtained the land use rights of four parcels of land with an aggregate site area of approximately 81,171 square meters, located in Xinchang County, Zhejiang Province, China. The terms of these land use rights are due to expire on November 14, 2062.

As of December 31, 2018, Zhongchai Holding held three building ownership certificates for three buildings with an aggregate gross floor area of approximately 44,751 square meters. These properties are primarily used for production and office purposes.

Properties Leased by Zhongchai Holding

As of December 31, 2018, Zhongchai Holding leased one property for its operations with an aggregate gross floor area of approximately 13,668.54 square meters.

Trademarks and Other Intellectual Property

Zhongchai Holding relies on a combination of trademark, copyright, patent, software registration and trade secret laws to protect its intellectual property rights. Despite these precautions, it may be possible for third parties to obtain and use the company’s intellectual property without its authorization.

Patents

As of June 18, 2019, Zhongchai Holding held 85 registered patents, with the China National Intellectual Property Administration (“CNIPA”), 75 of which are utility patents and 10 of which are invention patents. These patents relate to the manufacturing of products.

As of December 31, 2018, Zhongchai Holding has been granted 2 trademarks registered with the CNIPA.

Zhongchai Holding’s intellectual property also includes technical data such as test results and operating data from projects, drawings, designs, and machinery and manufacturing techniques it developed in-house.

Sales and Marketing

Zhongchai Holding sells its products in China through its sales and marketing team. To promote Zhongchai Holding’s brand, sales employees also attend trade shows and exhibitions to showcase the company’s products.

As of December 31, 2018, Zhongchai Holding’s sales and marketing team consisted of 12 employees. Members of its sales and marketing team have extensive experience and knowledge in the material handling equipment manufacturing industry. They are primarily responsible for identifying business opportunities, promoting products, collecting customer feedback and market information, bidding for or negotiating orders, and collecting payment.

Competition

The transmission industry is fragmented and highly competitive in China. At present, domestically produced transmissions account for the largest share of the PRC market. International brand manufacturers equipped with better technology and capital resources are also aiming to expand further into China. As a result, it is expected that the China transmission market will be increasingly competitive.

The typical competitive criteria are quality, price, technology, after-sales service, product offerings and proven record of performance. The transmissions market is highly capital intensive on both a capital and on operating cost basis. In addition, the manufacturing process requires technical expertise and significant research and development budgets. As a result, companies entering the market must have significant financial and technical resources. Moreover, the time and cost required to establish a proven track record necessary for general market acceptance are substantial. An extensive after-sales service network is also essential for a company to gain general market acceptance.

Zhongchai Holding believes that it is able to compete on the basis of its market position, strong research and development capabilities, high quality products, integrated service system and strong relationships with its customers.

Zhongchai Holding’s key competitors are Shaoxing Advance Gearbox Co., Ltd., Changsha Zhongchuan Transmission Machinery Co. Ltd. and Ganzhou Wuhuan Machine Co., Ltd.

The market for AGVs in China is dominated by a small number of companies as a result of significant consolidation that occurred in the past few years. We expect the AGV market in China to continue this trend of consolidation in the near future. Given our relationships in the transmission market and our strong technology team, we expect that Zhongchai Holding can compete in this market environment. However, there is no guarantee of any success, as many of Zhongchai Holding’s competitors are more established in the AGV market and are better capitalized than Zhongchai Holding.

The existing market players for AGVs in China are Shenyang Siasun Robot & Automation Cp., Ltd., Machinery Technology Development Co., Ltd. and Kuming KSEC Logistics Information Industry Co., Ltd.

Employees

As of December 31, 2018, the total number of full-time employees employed by Zhongchai Holding and its subsidiaries was 294. The following table sets forth the number of its full-time employees by the function as of December 31, 2018:

Function	Number
Management	5
Administration	39
Production	146
Research and development	63
Sales and marketing	12
Other	29
Total	294

Zhongchai Holding maintains mandatory social security insurance for its employees in China pursuant to Chinese laws. It makes contributions to mandatory social security funds for its employees to provide for retirement, medical, work-related injury, maternity and unemployment benefits.

Zhongchai Holding has not had any labor strikes or other labor disturbances that have materially interfaced with its operations, and it believes that it has maintained a good work relationship with its employees.

PRC Law and Regulation

Policy Relating to the Foreign Invested General Equipment Manufacturing Industry

China implements its guidance on foreign investment in different industries through the Catalogue for the Guidance of Foreign Investment Industries jointly amended and promulgated by the National Development and Reform Commission and the Ministry of Commerce from time to time. According to the new catalogue which became effective on July 28, 2017, the business activities that we engage in are classified as “permitted” or “encouraged” foreign invested industries.

Law and Regulation Relating to Product Quality

Pursuant to the Product Quality Law of the PRC which was promulgated on February 22, 1993 and amended on December 29, 2018, it is prohibited to produce or sell products that do not meet the standards or requirement for safeguarding human health and ensuring human and property safety.

Where a defective product causes physical injury to a person or damage to property, the aggrieved party may claim compensation against the producer or the seller of such product. Where the responsibility for product defects lies with the producer, the seller shall, after settling compensation, have the right to recover such compensation from the producer, and vice versa. Violations of the Product Quality Law may result in the imposition of fines. In addition, the seller or the producer may be ordered to suspend operation and its business license may be revoked. Criminal liability may be incurred in serious cases.

Law and Regulation Relating to Production Safety

Pursuant to the Production Safety Law of the PRC (the “Production Safety Law”) promulgated by the Standing Committee of the National People’s Congress on June 29, 2002, amended on August 27, 2009 and August 31, 2014 and effective on December 1, 2014, enterprises and institutions shall be equipped with the conditions for safe production as provided in the Production Safety Law and other relevant laws, administrative regulations, national standards and industrial standards. Any entity that is not equipped with such conditions is not allowed to engage in production and business operation activities.

The law also requires manufacturers to offer education and training programs to their employees regarding production safety and to hire qualified employees who have completed special trainings to engage in specialized operations. Manufacturers are required to provide protection equipment that meets the national or industry standards to employees and to supervise and educate them regarding the use of such equipment. In addition, the design, manufacture, installation, use, inspection and maintenance of safety equipment are required to conform to applicable national or industry standards. Furthermore, emergency measures shall be established by an enterprise to prepare for the occurrence of any accidents threatening safe production.

Law and Regulation Relating to Environmental Protection

The laws and regulations governing the environmental requirements for all units that cause environmental pollution and other public hazards in the PRC include but not limited to the Environmental Protection Law of the People’s Republic of China, the Prevention, the Environmental Impact Assessment Law of the People’s Republic of China and the Administrative Regulations on Environmental Protection for Acceptance Examination Upon Completion of Buildings. Pursuant to these laws and regulations, depending on the impact of the project on the environment, an environmental impact study report, an environmental impact analysis table or an environmental impact registration form shall be submitted by a developer before the relevant authorities will grant approval for the commencement of construction of the property development.

In addition, upon completion of the property development, the relevant environmental authorities and the construction unit will also inspect the property to ensure compliance with the applicable environmental standards and regulations before the property can be delivered to the purchasers.

Law and Regulation Relating to Labor Protection

Pursuant to the Labor Law of the PRC and the Labor Contract Law of the PRC which were promulgated on January 1, 1995 (amended on December 29, 2018) and January 1, 2008 (amended on December 28, 2012), respectively, labor contracts shall be concluded if labor relationships are to be established between the employer and the employees.

Pursuant to the Social Insurance Law of the PRC which was promulgated on October 28, 2010 and last amended on December 29, 2018, employees shall participate in basic pension insurance, basic medical insurance and unemployment insurance. Basic pension, medical and unemployment insurance contributions shall be paid by both employers and employees. Employees shall also participate in work-related injury insurance and maternity insurance. Work-related injury insurance and maternity insurance contributions shall be paid by employers rather than employees. An employer shall make registration with the local social insurance agency in accordance with the provisions of the Social Insurance Law of PRC. Moreover, an employer shall declare and make social insurance contributions in full and on time. Pursuant to the Regulations on Management of Housing Provident Fund which was promulgated on April 3, 1999 and amended on March 24, 2019, employers shall undertake registration at the competent administrative center of housing provident fund and then, upon the examination by such administrative center of housing provident fund, undergo the procedures of opening the account of housing provident fund for their employees at the relevant bank. Enterprises are also obliged to timely pay and deposit housing provident fund for their employees in full amount.

Law and Regulation Relating to Tax

•        Enterprise Income Tax

On March 16, 2007 and December 6, 2007 respectively, the National People’s Congress of China and the State Council of the PRC enacted the Enterprise Income Tax Law of the PRC and the Implementation Regulations of Enterprise Income Tax Law of the PRC (collectively the “PRC EIT Law”), both of which became effective on

January 1, 2008. The PRC EIT Law imposes a uniform enterprise income tax rate of 25% on all residence enterprises, including foreign-invested enterprises, and terminates most of the tax exemptions, reductions and preferential treatments available under previous tax laws and regulations.

However, the PRC EIT Law and its implementation rules permit certain “high-technology enterprises strongly supported by the state” which hold independent ownership of core intellectual property and simultaneously meet a list of other criteria, financial or non-financial, as stipulated in the Implementation Rules, to enjoy a 15% enterprise income tax rate subject to certain new qualification criteria. The SAT, the PRC Ministry of Science and Technology and the MOF jointly issued the Administrative Rules for the Certification of High and New Technology Enterprise delineating the specific criteria and procedures for “high and new technology enterprises” certification.

Under the PRC EIT Law, enterprises are classified as either “resident enterprises” or “non-resident enterprises.” Pursuant to PRC EIT Law and its implementation rules, besides enterprises established within the PRC, enterprises established outside China whose “de facto management bodies” are located in China are considered “resident enterprises” for PRC enterprise income tax purposes and subject to the uniform 25% enterprise income tax rate for their global income. According to the implementation rules of the PRC EIT Law, “de facto management body” refers to a managing body that exercises, in substance, overall management and control over the manufacture and business, personnel, accounting and assets of an enterprise.

•        Withholding Tax

The PRC EIT Law removes the prior tax exemption and imposes a 10% withholding tax on dividends paid by foreign-invested enterprises to foreign investors. However, for foreign investors whose home countries or regions have signed bilateral tax agreements with China, the withholding tax rate may be reduced to as low as 5% depending on the terms of the applicable tax treaty. In accordance with the Arrangement between Mainland China and Hong Kong for the Avoidance of Double Taxation and Prevention of Fiscal Evasion with respect to Taxes on Income signed on August 21, 2006, the 5% withholding tax rate applies to dividends paid by a PRC company to a Hong Kong tax resident, provided that the recipient is a company that holds directly at least 25% of the interest of the PRC company, otherwise, the applicable withholding tax rate should be 10%. Further, pursuant to the Notice on the Issues concerning the Application of the Dividend Clauses of Tax Agreements issued by the SAT on February 20, 2009, the preferential tax rate under the relevant tax treaties shall only apply to a tax resident from the other side that directly holds at least 25% of the interest of a PRC company for a period of consecutive 12 months prior to receiving the dividends.

•        Value Added Tax

The Provisional Regulations of the PRC Concerning Value Added Tax (the “VAT Regulations”), was promulgated on December 13, 1993 and amended by the State Council and became effect on November 19, 2017. Under the VAT Regulations and its implementation regulations, value added tax, or the VAT, is imposed on the sales of goods and provision of processing, repair and replacement services within the PRC and the importation of goods into China. The VAT standard rate had been 17% of the gross sale price until April 30, 2018, after which date the rate was reduced to 16%. VAT rate was further reduced to 13% starting from April 1, 2019.

On April 4, 2018, the Ministry of Finance and the State Administration of Taxation issued the Circular on Adjustment of VAT Rates, which became effective as of May 1, 2018. According to the Circular on the Adjustment of VAT Rates, relevant VAT rates have been reduced from May 1, 2018, such that VAT rates of 17% and 11% applicable to the taxpayers who have VAT taxable sales activities or imported goods are adjusted to 13% and 9%, respectively.

Law and Regulation Relating to Intellectual Property Rights

•        Copyright Law

According to the Copyright Law of the PRC, which was amended on February 26, 2010 and became effective on April 1, 2010, Chinese citizens, legal entities or other organizations shall enjoy the copyright in their works, whether published or not, which include works of literature, art, natural sciences, social sciences, engineering and technology, etc. Copyright owners shall enjoy various kinds of rights, including the right of publication, right of authorship and right of reproduction.

•        Patent Law

Pursuant to the Patent Law of the PRC which was amended on December 27, 2008 and became effective on October 1, 2009, the patent administration departments of the State Council are responsible for the administration of patents across the nation. The patent administration departments of provincial, autonomous region or municipal governments are responsible for administering patents within their respective jurisdictions. The PRC patent system adopts a “first come, first file” principle, which means where more than one person files a patent application for the same invention, a patent will be granted to the person who files the application first. To be patentable, invention or utility models must meet three criteria: novelty, inventiveness and practicability. Invention patents are valid for twenty years, while utility model patents and design patents are valid for ten years, commencing from the date of application. The patentee shall pay annual fees commencing from the year when the parent right is granted. If the patentee doesn’t pay annual fees according to the requirements, the patent will be terminated prior to its expiry. Other person must obtain consent or a proper license from the patent owner to use the patent. Otherwise, the use constitutes an infringement of the patent rights. The infringer must, in accordance with the applicable regulations, undertake to cease the infringement, take remedial action and/or pay damages.

•        Trademark Law

Pursuant to the Trademark Law of the PRC which was amended on August 30, 2013 and became effective on May 1, 2014, the right to exclusive use of a registered trademark shall be limited to trademarks which have been approved for registration and to commodities for which the use of trademark has been approved. The period of validity of a registered trademark shall be ten years, counted from the day the registration is approved. If a trademark registrant wishes to use a trademark after the expiration of the duration of the trademark registration, according to the requirements, a registration renewal application should be filed within twelve months prior to the expiration. Each registration renewal is valid for ten years. Using a trademark that is identical with a registered trademark on the same commodities without the licensing of the registrant of the registered trademark; or using a trademark that is similar to a registered trademark on the same commodities, or using a trademark that is identical with or similar to the registered trademark on similar commodities without the licensing of the registrant of the registered trademark, which is likely to cause confusion; selling commodities that infringe upon the exclusive right to use a registered trademark; forging, manufacturing a registered trademark which was registered by others without authorization, or selling a registered trademark forged or manufactured without authorization; changing a registered trademark and putting the commodities with the changed trademark into the market without the consent of the registrant of the registered trademark; providing, intentionally, convenience for activities infringing upon others’ exclusive right to use a registered trademark, and facilitating others to commit infringement on the exclusive right to use a registered trademark, constitutes an infringement of the exclusive right to use a registered trademark. The infringer must undertake to cease the infringement, take remedial action and pay damages. The infringer also may be subject to fines or even criminal punishment.

•        Domain Names

The domain names are protected under the Administrative Measures for Internet Domain Names promulgated by Ministry of Industry and Information Technology, or the MIIT, on August 24, 2017, the effective date of which was November 1, 2017. MIIT is the major regulatory body responsible for the administration of the PRC Internet domain names, under supervision of which China Internet Network Information Center, or CNNIC, is responsible for the daily administration of CN domain names and Chinese domain names. On September 25, 2002, CNNIC promulgated the Implementation Rules of Registration of Domain Name, or the CNNIC Rules, which was renewed on June 5, 2009 and May 29, 2012, respectively. Pursuant to the Administrative Measures on the Internet Domain Names and the CNNIC Rules, the registration of domain names adopts the “first to file” principle and the registrant shall complete the registration via the domain name registration service institutions. In the event of a domain name dispute, the disputed parties may lodge a complaint to the designated domain name dispute resolution institution to trigger the domain name dispute resolution procedure in accordance with the CNNIC Measures on Resolution of the Top Level Domains Disputes, file a suit to the People’s Court or initiate an arbitration procedure.

Law and Regulation Relating to Foreign Currency Exchange

The principal regulations governing foreign currency exchange in the PRC are the Foreign Exchange Administrative Regulations (the “SAFE Regulations”) which was promulgated by the State Council and last amended on August 5, 2008. Under the SAFE Regulations, the RMB is generally freely convertible for current account items, including the distribution of dividends, trade and service related foreign exchange transactions, but not for capital account items, such as direct investment, loan, repatriation of investment and investment in securities outside the PRC, unless the prior approval of the State Administration of Foreign Exchange is obtained.

Legal Proceedings

From time to time, Zhejiang Zhongchai may become subject to legal proceedings, investigations and claims incidental to the conduct of business. As of the date of this proxy statement, Zhejiang Zhongchai is not a party to any legal proceeding or investigation that, in the opinion of Zhejiang Zhongchai management, is likely to have a material adverse effect on its business, financial condition or results of operations.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF ZHONGCHAI HOLDING

You should read the following discussion of Zhongchai Holding’s financial condition and results of operations in conjunction with its consolidated financial statements and the related notes included elsewhere in this proxy statement. The discussion in this proxy statement contains forward-looking statements that involve risks and uncertainties, such as statements of Zhongchai Holding’s plans, objectives, expectations and intentions. The cautionary statements made in this proxy statement should be read as applying to all related forward-looking statements wherever they appear in this proxy statement. Zhongchai Holding’s actual results could differ materially from those discussed in these forward-looking statements. Factors that could cause or contribute to these differences include those discussed below and elsewhere in this proxy statement, particularly in the section entitled “Risk Factors.”

Overview

Zhongchai Holding, through its subsidiaries, is:

•        a leading developer and manufacturer of traditional transmission products for material handling machineries in China; and

•        a developer of a robotic cargo carrier prototype expected to be available for commercial use in the near future in China.

Zhongchai Holding’s transmission products are key components for forklift trucks used in manufacturing and logistic applications, such as factories, workshops, warehouses, fulfillment centers, shipyards and sea ports. Forklifts play an important role in logistics systems of many enterprises across different industries in China and globally. Generally, the industries with the largest demand for forklifts include the transportation, warehousing logistics, electrical machinery and automobile industries.

Zhongchai Holding has experienced increased demand for forklifts in the manufacturing and logistics industries in the PRC, as revenues increased from approximately $49.1 million in 2017 to approximately $60.2 million in 2018, albeit with somewhat declined revenue of approximately $28.6 million in first half of 2019 compared with approximately $36 million in first 2018, primarily due to Zhejiang Zhongchai’s moving and settlement to its new factory site as elaborated hereinafter. Based on revenue of 2018 and 2019 first half, Zhongchai Holding believes that it is one of the major developers and manufacturers of transmission products for small and medium-sized forklift trucks in China.

Zhongchai Holding’s transmission products are used in 1-ton to 15-ton forklift trucks, some with mechanical shift and some with automatic shift. Zhongchai Holding sells these transmission products directly to forklift truck manufacturers. In 2018 and in the first half of 2019, Zhongchai Holding sold, in the aggregate, more than 91,000 and 43,000 sets of transmission products, respectively, to over 100 forklift manufacturers in China.

Key Factors that Affect Operating Results

Zhongchai Holding believes that the key factors affecting its financial condition and results of operations include the following:

•        New Products.    Zhongchai Holding has leveraged its industry and market experience to develop robotic cargo carriers. Zhongchai Holding plans to sell such carriers in the near future. Zhongchai Holding’s management plans to complete a production-ready sample by the end of 2019. Zhongchai Holding completed a conceptual prototype of a robotic cargo carrier in August 2018. The first product is expected to be a robotic cargo carrier with payload capacity of 500 kilograms, which Zhongchai Holding expects to be more cost effective than existing AGVs in the market. In the future, management expects to offer a robotic cargo carrier with payload capacity ranging from 100 kilograms to 50 metric tons. Zhongchai Holding believes that its robotic carrier will have a heavier payload capacity than other AGV products currently in the market. However, there is no guarantee that Zhongchai Holding will be successful in bringing these new products to the market or whether such products will lead to substantial profits in the future.

•        China and global economic growth.    Zhongchai Holding’s products are sold almost exclusively in China. Zhongchai Holding expects that it will continue to focus on the domestic PRC market in the near future.

Therefore, China’s economic development will significantly influence Zhongchai Holding’s products and business operations. Although China’s economy has grown during the past decade, the pace of growth has recently slowed. According to the National Bureau of Statistics in China, the annual rate of growth declined from 7.7% in 2013 to 6.6% in 2018. A significant disruption to the Chinese economy in general, and the transmission industry in particular, could severely impact Zhongchai Holding’s business.

•        Industry trends and regulatory environment.    Zhongchai Holding believes that a number of key industry trends in the transmission market in China will drive its growth, particularly with respect to its future autonomous products, including continuing urbanization, rising labor cost driving mechanization, and the increasing competitiveness of domestic brand products. Whether these trends will continue and the degree to which they will continue are beyond Zhongchai Holding’s control. According to research findings of China AGV Industry Alliance and Research Institute of New Strategic AGV Industry, compared with data in 2017, the new increment of market of AGV related products in China in 2018 increased by 35.22%. In 2018, the number of newly added AGVs was 29,600 with the market size reaching to RMB 4.25 billion.

•        Raw material costs.    Raw material costs historically have been the principal component of Zhongchai Holding’s cost of sales. Raw materials used by Zhongchai Holding primarily include processed metal-based parts and components such as iron raw castings. Zhongchai Holding purchases all of its metal-based parts and components in China, where the prices of iron and steel have historically fluctuated significantly. Fluctuations in the availability and price of iron, steel and other raw materials could have a significant impact on Zhongchai Holding’s results of operations.

•        Customer Concentration.    Zhongchai Holding has relied on a limited number of customers for a significant portion of its revenues. During the years ended December 31, 2018 and 2017, Zhongchai Holding’s five largest customers contributed 39.9% and 37.9% of its total revenues, respectively. During the six months ended June 30, 2019 and 2018, Zhongchai Holding’s five largest customers contributed 38.7% and 40.2%, respectively, of its total revenues. Therefore, any changes in the business of any of Zhongchai Holding’s major customers could significantly impact Zhongchai Holding’s business.

Results of Operations

The following table sets forth a summary of Zhongchai Holding’s consolidated results of operations for the periods indicated. This information should be read in conjunction with the consolidated financial statements and related notes included elsewhere in this proxy statement. The operating results in any period are not necessarily indicative of results that may be expected for any future periods.

	For the Year Ended December 31,				For the Six Months Ended June 30,
	2018	2017	Change	Variance	2019	2018	Change	Variance
					(Unaudited)
Revenues	$60,213,088	$49,073,189	$11,139,899	22.70%	$28,550,770	$36,005,561	$(7,454,791)	(20.70)%
Cost of Goods Sold	46,139,858	37,211,745	8,928,113	23.99%	21,925,996	26,756,080	(4,830,084)	(18.05)%
Gross Profit	14,073,230	11,861,444	2,211,786	18.65%	6,624,774	9,249,481	(2,624,707)	(28.38)%
Selling expenses	1,215,976	1,421,830	(205,854)	(14.48)%	598,096	595,928	2,168	0.36%
General and administrative expenses	1,647,599	9,454,898	(7,807,299)	(82.57)%	890,293	1,270,563	(380,270)	(29.93)%
Research and development expenses	2,512,403	1,838,032	674,371	36.69%	1,150,779	1,190,476	(39,697)	(3.33)%
Total Operating Expenses	5,375,978	12,714,760	(7,338,782)	(57.72)%	2,639,168	3,056,967	(417,799)	(13.67)%
Income (loss) from operations	8,697,252	(853,316)	9,550,568	N/A	3,985,606	6,192,514	(2,206,908)	(35.63)%
Interest income	22,668	16,195	6,473	39.97%	13,093	15,214	(2,121)	(13.94)%
Interest expenses, net	(1,554,864)	(1,169,954)	(384,910)	32.9%	(877,543)	(831,074)	(46,469)	5.59%
Other income (expense)	851,451	929,031	(77,580)	(8.35)%	462,047	292,749	169,298	57.83%
Income (loss) before income tax	8,016,507	(1,078,044)	9,094,551	(843.62)%	3,583,203	5,669,403	(2,086,200)	(36.79)%
Income tax	1,392,956	2,192,647	(799,691)	(36.47)%	576,951	984,051	(407,100)	(41.36)%
Net income (loss)	6,623,551	(3,270,691)	9,894,242	N/A	3,006,252	4,685,352	(1,679,100)	(35.84)%

Foreign Currency Impact

Zhongchai Holding has considered its exposure to foreign currency exchange rate changes and concluded that it has had moderate impacts, from time to time, on components of our consolidated results of operations for the years ended December 31, 2018 and 2017, and for the six months ended June 30, 2019 and 2018, respectively, as outlined in the following table.

	Year ended December 31,		Six Months ended June 30,
Component of Results of Operations	2018	2017	2019	2018
			(Unaudited)
Revenues	968,975	(656,443)	(1,718,768)	2,486,020
Cost of Goods Sold	742,502	(497,775)	(1,319,954)	1,847,385
Gross Profit	226,472	(158,668)	(398,814)	638,634
Operating Expenses	86,513	(25,226)	(158,879)	211,070
Net Income	106,589	43,751	(180,978)	323,502

Six Months Ended June 30, 2019 Compared to Six Months Ended June 30, 2018

Revenues

Zhongchai Holding’s revenues decreased by approximately $7.5 million, or approximately 20.7%, to approximately $28.6 million for the six months ended June 30, 2019, compared to approximately $36 million for the six months ended June 30, 2018. The decrease was primarily attributable to a decrease in production capacity due to the moving process into a new factory in Zhejiang, China. The new factory was fully completed by the end of April 2019 and Zhongchai Holding started to settle into the new factory in the second quarter of 2019. Zhongchai Holding plans to get fully settled into the new factory by the end of 2019. In addition, approximately $1.7 million of such decrease was attributable to the stronger U.S. Dollar against RMB, as reflected in the table above under the heading “— Foreign Currency Impact.”

Cost of Goods Sold

Zhongchai Holding’s cost of goods sold consists primarily of material costs, freight charges, purchasing and receiving costs, inspection costs, warehousing costs, internal transfer costs, wages, employee compensation, amortization, depreciation and related costs, which are directly attributable to the production of products. Write-down of inventory to lower of cost or market is also recorded in cost of goods sold. Total cost of goods sold decreased by approximately $4.8 million, or approximately 18.1%, to approximately $21.9 million for the six months ended June 30, 2019, compared to approximately $26.8 million for the six months ended June 30, 2018. Cost of goods sold decreased due to decrease of sale volume.

Gross Profit

Zhongchai Holding’s gross profit decreased by approximately $2.6 million, or 28.4%, to approximately $6.6 million for the six months ended June 30, 2019, from approximately $9.2 million for the six months ended June 30, 2018. For the six months ended June 30, 2019 and 2018, Zhongchai Holding’s gross margin was approximately 23.2% and 25.7%, respectively. The decrease of gross margin was primarily due to the increase in the price of certain raw materials and labor costs.

Operating Expense

Zhongchai Holding’s operating expenses consist of selling expenses, general and administrative expenses and research and development expenses. Operating expense decreased by $0.4 million, or 13.7%, to approximately $2.6 million for the six months ended June 30, 2019, as compared to approximately $3.1 million for the six months ended June 30, 2018.

Selling Expense

Selling expenses mainly include operating expenses such as sales staff payroll, traveling expenses and transportation expenses. Selling expenses increased by $2,168 or 0.4%, to approximately $0.598 million for the six months ended June 30, 2019, as compared to approximately $0.595 million for the six months ended June 30, 2018.

General and Administrative Expenses

General and administrative expenses include management and office staff salaries and employee benefits, deprecation for office facility and office furniture and equipment, travel and entertainment, legal and accounting, consulting fees and other office expenses. General and administrative expenses decreased by approximately $0.38 million, or approximately 29.9%, to approximately $0.9 million for the six months ended June 30, 2019, as compared to approximately $1.3 million for the six months ended June 30, 2018. The decrease of general and administrative expenses was primarily due to the decrease in bad debts allowance for receivables.

Research and Development Expenses

R&D expenses consist of R&D personnel compensation, costs of materials used in R&D projects, and depreciation costs for research-related equipment. R&D expenses decreased by approximately $0.04 million, or 3.3%, to approximately $1.15 million for the six months ended June 30, 2019, as compared to approximately $1.19 million for the six months ended June 30, 2018. The R&D expenses in both periods were similar during such periods.

Income (Loss) from Operations

As a result of the foregoing, income from operations for the six months ended June 30, 2019 was approximately $4.0 million, a decrease of approximately $2.2 million, as compared to income from operations of approximately $6.2 million for the six months ended June 30, 2018.

Interest Income and Interest Expenses

Zhongchai Holding’s interest income was approximately $0.013 million for the six months ended June 30, 2019, a decrease of approximately $0.002 million, or 13.9%, as compared to approximately $0.015 million for the six months ended June 30, 2018. The decrease in interest income was primarily due to decrease in interest rate from bank deposits.

Zhongchai Holding’s interest expenses was approximately $0.9 million for the six months ended June 30, 2019, an increase of approximately $0.05 million, or 5.6%, as compared to approximately $0.8 million for the six months ended June 30, 2018. The increase was primarily due to new interest expenses from a “sale and leaseback” arrangement started in early 2019.

Other Income

Zhongchai Holding’s other income was approximately $0.5 million for the six months ended June 30, 2019, an increase of approximately $0.17 million, or 57.8%, as compared to approximately $0.3 million for the six months ended June 30, 2018. The increase was primarily due to increase in government allowance.

Income Taxes

Zhongchai Holding’s income tax was approximately $0.58 million for the six months ended June 30, 2019, compared to approximately $0.98 million for the six months ended June 30, 2018. Under the Income Tax Laws of the PRC, companies are generally subject to income tax at a rate of 25%. However, Zhongchai Holding obtained the “high-tech enterprise” tax status in November 2016, which reduced its statutory income tax rate to 15%.

Zhongchai Holding is registered in the Hong Kong Special Administrative Region of the People’s Republic of China and is subject to 16.5% income tax for locally earned income, but is exempt from income tax for income or gains earned outside of Hong Kong. Zhongchai Holding had no sales revenue in Hong Kong for the six months ended June 30, 2019 and 2018.

Net Income (Loss)

As a result of the foregoing, net income decreased by approximately $1.7 million, to approximately $3.0 million for the six months ended June 30, 2019, from an income of approximately $4.7 million for the six months ended June 30, 2018. Approximately $0.2 million of such decrease was attributable to the stronger U.S. Dollar against RMB, as reflected in the table above under the heading “— Foreign Currency Impact.”

Year Ended December 31, 2018 Compared to Year Ended December 31, 2017

Revenues

Zhongchai Holding’s revenues increased by approximately $11.1 million, or approximately 22.7%, to approximately $60.2 million for the year ended December 31, 2018, compared to approximately $49.1 million for the year ended December 31, 2017. The increase was primarily attributable to the growth of the forklift truck market in China, which resulted in additional customers and increased purchases from existing customers. According to the China Construction Machinery Association, sales volume of forklift trucks in the PRC was 597,152 units for the year ended December 31, 2018, an increase of 100,414 units, or approximately 20.2%, from 496,738 units for the year ended December 31, 2017. Exchange rate slightly changed from RMB6.7423 per USD in 2017 to RMB6.6338 per USD in 2018. On a constant currency basis, revenues for the year ended December 31, 2018 increased by approximately 20.7%.

Cost of Goods Sold

Zhongchai Holding’s cost of goods sold consists primarily of material costs, freight charges, purchasing and receiving costs, inspection costs, warehousing costs, internal transfer costs, wages, employee compensation, amortization, depreciation and related costs, which are directly attributable to the production of products. Write-down of inventory to lower of cost or market is also recorded in cost of goods sold. Total cost of goods sold increased by approximately $8.9 million, or approximately 24.0%, to approximately $46.1 million for the year ended December 31, 2018, compared to approximately $37.2 million for the year ended December 31, 2017. Cost of goods sold increased due to increased sales and an increase in the price of certain raw materials and labor costs.

Gross Profit

Zhongchai Holding’s gross profit increased by approximately $2.2 million, or 18.7%, to approximately $14.1million for the year ended December 31, 2018, from approximately $11.9 million for the year ended December 31, 2017. For the years ended December 31, 2018 and 2017, Zhongchai Holding’s gross margin was approximately 23.4% and 24.2%, respectively. The decrease of gross margin was primarily due to the increase in the price of certain raw materials and labor costs.

Operating Expenses

Zhongchai Holding’s operating expenses consist of selling expenses, general and administrative expenses and research and development expenses.

Selling Expenses

Selling expenses mainly include operating expenses such as sales staff payroll, traveling expenses and transportation expenses. Selling expenses decreased by approximately $0.2 million or 14.5%, to approximately $1.2 million for the year ended December 31, 2018, as compared to approximately $1.4 million for the year ended December 31, 2017. The decrease of selling expenses was primarily due to a decrease in sales staff compensation, market promotion expense and after-market service expense.

General and Administrative Expenses

General and administrative expenses include management and office staff salaries and employee benefits, deprecation for office facility and office furniture and equipment, travel and entertainment, legal and accounting, consulting fees and other office expenses. General and administrative expenses decreased by approximately $7.8 million, or approximately 82.6%, to approximately $1.6 million for the year ended December 31, 2018, as compared to approximately $9.4 million for the year ended December 31, 2017.

The decrease of general and administrative was primarily due to a lump-sum bonus payment and the recognition of equity incentive fee incurred during the year ended December 31, 2017. Zhongchai Holding paid RMB31.6 million (approximately $4.7 million) to Mr. Mengxing He, director and general manager of Zhejiang Zhongchai and legal representative, executive director and general manager of Shengte, as a reward for his past performance and incentive for his continuous contribution to Zhejiang Zhongchai. Mr. He then invested these funds in Zhejiang Zhongchai through Jiuxin, an entity that Mr. He controls, in exchange for 10.53% of the outstanding equity interests in Zhejiang Zhongchai. The difference between the fair market value of such equity interests in Zhejiang Zhongchai, or RMB52.7 million (approximately $7.8 million), and the actual consideration paid was charged as an equity incentive fee of approximately RMB21.1 million (approximately $3.1 million).

Research and Development Expenses

Research and development (“R&D”) expenses consist of R&D personnel compensation, costs of materials used in R&D projects, and depreciation costs for research-related equipment. R&D expenses increased by approximately $0.7 million, or 36.7%, to approximately $2.5 million for the year ended December 31, 2018, as compared to approximately $1.8 million for the year ended December 31, 2017. The increase of R&D expenses was primarily due to the increase of salary of research and development personnel and craft equipment and a model development fee during 2018.

Income (Loss) from Operations

As a result of the foregoing, income from operations for the year ended December 31, 2018 was approximately $8.7 million, an increase of approximately $9.5 million, from a loss from operations of approximately ($0.8 million) for the year ended December 31, 2017.

Interest Income and Interest Expenses

Zhongchai Holding’s interest income was approximately $0.023 million for the year ended December 31, 2018, an increase of approximately $0.006 million, or 40%, as compared to approximately $0.016 million for the year ended December 31, 2017. The increase in interest income was due to increase in balance of bank deposits.

Zhongchai Holding’s interest expenses was approximately $1.6 million for the year ended December 31, 2018, an increase of approximately $0.4 million, or 32.9%, as compared to approximately $1.2 million for the year ended December 31, 2017. The increase was primarily due to cease of capitalization of interests related to the new factory project as a result of progressive completion of the project.

Other Income

Zhongchai Holding’s other income was approximately $0.9 million for the year ended December 31, 2018, a decrease of approximately $0.08 million, or 8.4%, as compared to approximately $0.9 million for the year ended December 31, 2017. The decrease was primarily due to increase in foreign exchange loss, partially offset by increase in other income and gains, such as those from disposal of scrap materials and some equipment, miscellaneous income from processing parts for third parties, income from money-market investment products as well as government allowance.

Income Taxes

Zhongchai Holding’s income tax was approximately $1.4 million for the year ended December 31, 2018, compared to approximately $2.2 million for the year ended December 31, 2017 In 2017, Zhongchai Holding paid additional taxes as a result of a distribution and dividend declared and paid by Zhejiang Zhongchai. Under the Income Tax Laws of the PRC, companies are generally subject to income tax at a rate of 25%. However, Zhongchai Holding obtained the “high-tech enterprise” tax status in November 2016, which reduced its statutory income tax rate to 15%.

Zhongchai Holding is registered in the Hong Kong Special Administrative Region of the People’s Republic of China and is subject to 16.5% income tax for locally earned income, but is exempt from income tax for income or gains earned outside of Hong Kong. Zhongchai Holding had no sales revenue in Hong Kong for the years ended December 31, 2018 and 2017.

Net Income (Loss)

As a result of the foregoing, net income increased by approximately $9.9 million, to approximately $6.6 million for the year ended December 31, 2018, from a loss of approximately ($3.3 million) for the year ended December 31, 2017.

Liquidity and Capital Resources

Zhongchai Holding has funded working capital and other capital requirements primarily by equity contributions, cash flow from operations, short-term bank loans and bank acceptance notes, and long-term bank loans. Cash is required primarily to purchase raw materials, repay debts and pay salaries, office expenses, income taxes and other operating expenses.

Zhongchai Holding management believes that Zhongchai Holding has sufficient cash, together with expected profits and anticipated capital from existing funding sources, to operate for the next 12 months. Zhongchai Holding has generated, and is expected to continue to generate, positive cash flow from operations.

Zhongchai Holding may need additional cash resources in the future if it experiences failure in collection of receivables, changed business conditions or other developments, and may also need additional cash resources in the future if it wishes to pursue opportunities for investment, acquisition, strategic cooperation or other similar actions. If it is determined that the cash requirements exceed Zhongchai Holding’s cash and cash equivalents on hand, Zhongchai Holding may seek to issue debt or equity securities.

Zhongchai Holding has expended considerable resources to build a new factory (approximately $0.9 million during the first half of 2019, approximately $6.0 million in 2018 and approximately $8.8 million in 2017, respectively), resulting in lower levels of available cash during such periods. However, Zhongchai Holding management anticipates that cash flow will improve in the second half of 2019, given that the new factory construction has been completed and they expect that no more than $1 million will be owed to complete the factory. Furthermore, in May 2019, Zhongchai Holding pledged the land use rights and property titles to lenders in China in order to obtain additional loans and to refinance expiring loans, in order to fund Zhongchai Holding’s working capital needs.

See “Certain Relationships and Related Person Transactions — Zhongchai Holding Related Person Transactions” for a description of amounts payable to, and receivable from, related parties. There is no guarantee that the amounts payable by Zhongchai Equity Holder will be repaid in whole or in part in the near future, if at all. Any such failure could have a material negative impact on Zhongchai Holding’s balance sheet.

Cash and Cash Equivalents

Cash equivalents refers to all highly liquid investments purchased with original maturity of three months or less. As of June 30, 2019, Zhongchai Holding had approximately $4.7 million of cash and cash equivalents. As of December 31, 2018, Zhongchai Holding had approximately $3.4 million of cash and cash equivalents, an increase of approximately $2.1 million, or 157.5%, as compared to approximately $1.3 million as of December 31, 2017. The increase of cash was mainly due to the increase in revenues and profits, together with positive cash flows from investing activities, as described below under “— Investing Activities,” offset by cash flows used in financing activities mainly due to repayment of loans and interest payments.

Restricted Cash

Restricted cash represents amounts held by a bank as security for bank acceptance notes and therefore is not available for use until the bank acceptance notes have been fulfilled or expired, normally within a twelve month period. As of June 30, 2019, Zhongchai Holding had approximately $0.56 million of restricted cash. As of December 31, 2018, Zhongchai Holding had approximately $3.4 million of restricted cash, a decrease of approximately $0.5 million, or 12.3%, as compared to approximately $3.9 million as of December 31, 2017. The decrease of restricted cash was due to maturity and settlement of bank acceptance notes that were subsequently released from escrow.

Accounts Receivable

As of June 30, 2019, Zhongchai Holding had approximately $12.9 million of accounts receivables, net of allowance for doubtful account. As of December 31, 2018, Zhongchai Holding had approximately $10.2 million of accounts receivables, an increase of approximately $1.9 million or 23.5%, as compared to approximately $8.2 million as of December 31, 2017. The increase in accounts receivable was roughly in line with revenue growth. In 2017 and 2018, Zhongchai Holding’s accounts receivable turnover ratio was approximately 6.6 times per year. At December 31, 2018, approximately 50% of Zhongchai Holding’s total outstanding balance of accounts receivable were aged within one month; approximately 30% were aged within one year; and the remaining over one year.

Zhongchai Holding recorded approximately $1.0 million and $0.9 million of provision for doubtful accounts as of June 30, 2019 and December 31, 2018, respectively. Zhongchai Holding conducted an aging analysis of each customer’s delinquent payments to determine whether allowance for doubtful accounts is adequate. In establishing the allowance for doubtful accounts, Zhongchai Holding considers historical experience, the economic environment, and the expected collectability of past due receivables. An estimate of doubtful accounts is recorded when collection of the full amount is no longer probable. Known bad debts are written off against the allowance for doubtful accounts when identified. After Zhongchai Holding evaluated all the above considerations, Zhongchai Holding established a policy to provide a provision of 5% for accounts receivable aged within one year, provision of 20% for accounts receivable aged between one and two years, a provision of 50% for accounts receivable aged between two and three years, and a provision of 100% for accounts receivable aged over three years. Zhongchai Holding will continuously assess its potential losses based on the credit history and relationships with its customers on a regular basis to determine if its bad debt allowance on its accounts receivable is adequate. Zhongchai Holding believes that its collection policies are in line with the transmissions industry in China generally.

Notes Receivable

As of June 30, 2019, Zhongchai Holding had approximately $15.0 million of notes receivables. As of December 31, 2018, Zhongchai Holding had approximately $16.3 million of notes receivables. The decrease was approximately $0.4 million, or 2.2%, as compared to approximately $16.7 million as of December 31, 2017. The slight decrease reflects a decrease in bank acceptance notes due in 2018.

Cash Flow

			For the Six Months Ended June 30
	2018	2017	2019	2018
			(Unaudited)
Net cash provided by operating activities	$1,281,793	$4,475,032	$3,230,435	$175,320
Net cash provided by/ (used in) investing activities	$2,459,775	$(10,620,043)	$1,343,271	$2,559,031
Net cash (used in)/provided by financing activities	$(2,125,193)	$8,821,954	$(6,095,100)	$(300,886)
Net increase (decrease) in cash and cash equivalents and restricted cash	$1,616,375	$2,676,943	$(1,521,394)	$2,433,465
Effect of exchange rate changes on cash and cash equivalents	$(27,838)	$(106,857)	$16,283	$(77,642)
Cash and cash equivalents and restricted cash at beginning of year	$5,194,071	$2,623,985	$6,782,608	$5,194,071
Cash and cash equivalents and restricted cash at end of year	$6,782,608	$5,194,071	$5,277,497	$7,549,894

Operating Activities

Zhongchai Holding’s net cash provided by operating activities was approximately $3.2 million and $0.18 million for the six months ended June 30, 2019 and 2018, respectively.

In the first half of 2019, the main sources of cash inflow from operating activities were net income and change in accounts payable, of approximately $3.0 million and $2.2 million, respectively. The main causes of cash outflow were change in accounts receivable and notes payable, of approximately ($2.9 million) and ($1.8 million), respectively.

In the first half of 2018, the main sources of cash inflow from operating activities were net income, change in notes receivable and accounts payable, of approximately $4.7 million, $5.5 million and $5.5 million, respectively. The main causes of cash outflow were change in accounts receivable and inventories, of approximately ($10.4 million) and ($3.0 million), respectively.

Zhongchai Holding’s net cash provided by operating activities was approximately $1.3 million and $4.5 million for the years ended December 31, 2018 and 2017, respectively.

In 2018, the main sources of cash inflow from operating activities were net income and changes in accounts and notes payable, of approximately $6.6 million and $2.0 million, respectively. The main causes of cash outflow were changes in accounts and notes receivable, in inventories and in income tax payable, of approximately ($2.7 million), ($4.1 million) and ($0.8 million), respectively.

In 2017, the main sources of cash inflow from operating activities were changes in accounts and notes payable, and increase in income tax payable, which reached approximately $10.0 million and $0.9 million, respectively. And the main causes of cash outflow were changes in accounts and notes receivable and in inventories, of approximately ($6.5 million) and ($3.0 million), respectively.

Investing Activities

Net cash provided in investing activities was approximately $1.3 million for the six months ended June 30, 2019. Cash provided in investing activities for the six months ended June 30, 2019 was mainly due to short-term investment in cash management products provided of approximately $2.2 million offset by approximately ($0.8 million) cash used for purchasing of plant and equipment for the new factory.

Net cash provided in investing activities was approximately $2.6 million for the six months ended June 30, 2018. Cash provided in investing activities for the six months ended June 30, 2018 was mainly due to short-term investment in cash management products provided of approximately $6.2 million offset by approximately ($3.8 million) cash used for purchasing of plant and equipment for the new factory.

Zhongchai Holding’s net cash provided by investing activities was approximately $2.5 million for the year ended December 31, 2018, and net cash used in investing activities was approximately ($10.6 million) for the year ended December 31, 2017, respectively. In 2018, approximately $8.2 million cash from investing activities were provided by investments in cash management products, mainly high liquidity, low risk money market products, offset by approximately ($6.0 million) cash used for purchasing of plant and equipment for the new factory. In 2017, the cash outflow in investing activities was mainly attributed to approximately ($8.8 million) used for purchase of plant and equipment for the new factory construction, as well as approximately ($2.1 million) used for investment in short term cash investment products.

Financing Activities

Net cash used in financing activities was approximately ($6.1 million) for the six months ended June 30, 2019, mainly attributable to repayment of short-term and long-term bank loans of approximately ($18.2 million) and ($4.8 million), respectively, mitigated by additional proceeds from short-term bank loans of approximately $17.7 million.

Net cash used in financing activities was approximately ($0.3 million) for the six months ended June 30, 2018, mainly attributable to repayment of loans from third parties of approximately ($2.7 million), mitigated by additional proceeds from short-term bank loans of approximately $3.1 million.

Net cash used in financing activities was approximately ($2.1 million) for the year ended December 31, 2018, as compared to approximately $8.8 million net cash generated from financing activities for the year ended December 31, 2017.

Cash inflow in financing activities for the year ended December 31, 2018 was mainly due to approximately $20.3 million proceeds from short-term bank loans, offset by repayments of short-term bank loans for approximately ($18.0) million, approximately ($4.1 million) repayment of loans from third parties, as well as approximately ($1.8 million) payment on interest.

Cash provided by financing activities for the year ended December 31, 2017 was mainly due to approximately $30.0 million proceeds from short-term bank loans, approximately $1.4 million from release of bank acceptance deposit, and approximately $4.7 million of new capital injection to Zhejiang Zhongchai to acquire a minority equity interest. Cash outflow in financing activities in 2017 was mainly attributed to repayment of short-term bank loans for approximately ($24.0 million), repayment of loans from third party for approximately ($3.2 million), and approximately ($1.1 million) payment on interest.

Credit Risk

Credit risk is one of the most significant risks for Zhongchai Holding’s business. Accounts receivable are typically unsecured and derived from revenues earned from customers, thereby exposing Zhongchai Holding to credit risk. Credit risk is controlled by the application of credit approvals, limits and monitoring procedures. Zhongchai Holding identifies credit risk collectively based on industry, geography and customer type. This information is monitored regularly by management. In measuring the credit risk of sales to customers, Zhongchai Holding mainly reflects the “probability of default” by the customer on its contractual obligations and considers the current financial position of the customer and the exposures to the customer and its likely future development.

Liquidity Risk

Zhongchai Holding is also exposed to liquidity risk that it is unable to provide sufficient capital resources and liquidity to meet its commitments and/or business needs. Liquidity risk is managed by the application of financial position analysis to test if Zhongchai Holding is in danger of liquidity issues and also by application of monitoring procedures to constantly observing its conditions and movements. When necessary, Zhongchai Holding resorts to other financial institutions to obtain additional short-term funding to meet the liquidity shortage.

Inflation Risk

Zhongchai Holding is also exposed to inflation risk. Inflationary factors, such as increases in raw material and overhead costs, could impair Zhongchai Holding’s operating results. Although Zhongchai Holding does not believe that inflation has had a material impact on its financial position or results of operations to date, a high rate of inflation in the future may have an adverse effect on its ability to maintain current levels of gross margin and operating expenses as a percentage of sales revenues if the selling prices of its products do not increase with such increased costs.

Contractual Obligations

Zhongchai Holding is a party to contractual obligations involving commitments to make payments to third parties, including certain financing arrangements, capital lease (for manufacturing equipment) and operating lease (for current manufacturing plant and corporate offices). The following table sets forth, as of December 31, 2018, certain obligations that may affect our future liquidity:

		Year Ending December 31,
(in USD)		Total	2019	2020	2021	2022	Thereafter
Operating Lease Obligation		307,778	307,778	—	—	—	$—
Capital Lease Obligation	Interest	599,766	304,934	211,587	82,322	923	$—
	Principal	3,506,145	1,045,301	1,165,399	1,194,491	100,954	$—
	Consulting Fee	136,471	136,471
Long-Term Debt	Interest	747,464	373,732	373,732	—	—	$—
	Principal	6,556,708		6,556,708			$—

Off Balance Sheet Arrangements

Zhongchai Holding has no off-balance sheet arrangements.

Critical Accounting Policies and Estimates

The financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made. However, actual results could differ materially from those estimates (See Note 2 to Zhongchai Holding’s financial statements included in this proxy statement).

New Financial Accounting Pronouncements

Recent accounting pronouncements that the Company has adopted or may be required to adopt in the future are summarized below:

In June 2016, the FASB issued ASU 2016-13,” Measurement of Credit Losses on Financial Instruments”, to require financial assets carried at amortized cost to be presented at the net amount expected to be collected based on historical experience, current conditions and forecasts. Subsequently, the FASB issued ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments — Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments, in April 2019. to clarify that receivables arising from operating leases are within the scope of lease accounting standards. The ASUs are effective for interim and annual periods beginning after December 15, 2019, with early adoption permitted. Adoption of the ASUs is modified retrospective. The Company is currently evaluating the impact of the adoption of ASU 2016-13 on the Company’s consolidated financial statements.

In October 2016, the FASB issued ASU 2016-16, Income Taxes (Topic 740): Intra-Entity Transfers Other than Inventory, which requires companies to recognize the income-tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs, rather than when the asset has been sold to an outside party. The Company started adoption of ASU 2016-16 for the fiscal year ended December 31, 2017.The impact of adoption on the Company’s Consolidated Financial Statements for any period presented is not material.

In February 2016, the FASB established Topic 842, Leases, by issuing Accounting Standards Update (ASU) No. 2016-02, which requires lessees to recognize leases on-balance sheet and disclose key information about leasing arrangements. Topic 842 was subsequently amended by ASU No. 2018-01, Land Easement Practical Expedient for Transition to Topic 842; ASU No. 2018-10, Codification Improvements to Topic 842, Leases; and ASU No. 2018-11, Targeted Improvements. The new standard establishes a right-of-use model (ROU) that requires a lessee to recognize a ROU asset and lease liability on the balance sheet for all leases with a term longer than 12 months. Leases will be classified as finance or operating, with classification affecting the pattern and classification of expense recognition in the income statement. Operating leases result in straight-line expense (similar to operating leases under the prior accounting standard) while finance leases result in a front-loaded expense pattern (similar to capital leases under the prior accounting standard). The amendments in this Update are effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years for a public business entity. Early application of the amendments in this Update is permitted for all entities. As of December 31, 2018, the Company concluded its nominal “sale-leaseback” transaction does not qualify for sale-leaseback accounting in accordance with ASC 840-40-25-11 and shall record under the lease financing method. Under the lease financing method, the assets remain on the Company’s consolidated balance sheet and the proceeds from the transactions are recorded as a financing liability. The Company started adoption of ASU 2016-02 for the fiscal year ended December 31, 2019, including interim periods within those fiscal years. Under ASC 842, the Company concluded the transactions do not qualify for the sale-leaseback accounting in accordance with ASC 842-40-25-5 and shall not derecognize the transferred asset and shall account for any amounts received as a financial liability. Thus, the impact of adoption on the Company’s Consolidated Financial Statements for any period presented is not material.

In January 2017, the FASB issued ASU No. 2017-04 (Topic 350) Intangibles — Goodwill and Other: Simplifying the Test for Goodwill Impairment, which removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. Under the amended guidance, a goodwill impairment charge will now be recognized for the amount by which the carrying value of a reporting unit exceeds its fair value, not to exceed the carrying amount of goodwill. This ASU will be applied on a prospective basis and is effective for interim and annual periods beginning after December 15, 2019, with early adoption permitted for any impairment tests performed after January 1, 2017. The Company does not expect the adoption will have a material impact on the Consolidated Financial Statements.

In August 2018, the FASB issued ASU 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which eliminates, adds, and modifies certain disclosure requirements for fair value measurements under ASC 820. This ASU is to be applied on a prospective basis for certain modified or new disclosure requirements, and all other amendments in the standard are to be applied on a retrospective basis. The new standard is effective for interim and annual periods beginning after December 15, 2019, with early adoption permitted. The Company is currently evaluating the impact of adoption on the Consolidated Financial Statements.

MANAGEMENT OF ZHONGCHAI HOLDING

Directors and Executive Officers

The following table sets forth certain information regarding executive officers and directors of Zhongchai Holding as of the date of this proxy statement.

Name	Age	Position
Peter Zuguang Wang	65	Director
Raymond Z. Wang	35	Chief Executive Officer and President
Jing Jin	35	Chief Financial Officer
Dong Xiao	39	Chief Design Officer
Lei Chen	59	Chief Scientist

Peter Zuguang Wang has served as Zhongchai Holding’s sole director since its inception in April 2009. Mr. Wang has served as the Chief Executive Officer of Cenntro Automotive Group, a company that designs and manufactures all-electric utility vehicles for sale in the United States, Europe and China, since February 2014. Mr. Wang co-founded UTStarcom in 1990 and was the Executive Vice President until August 30, 1995. From August 1995 to December 2000, Mr. Wang was the Chairman and Chief Executive Officer of World Communication Group, an international telecommunication company. From December 2000 to August 2009, Mr. Wang was the Chairman and Chief Executive Officer of China Quantum Communication Limited (later changed to Techedge, Inc. and then to China Biopharma, Inc.), a telecommunication services company. Previously, Mr. Wang worked at AT&T Bell Labs and Racal-Milgo Information System. Mr. Wang was also the Co-Chairman of Business Advisory Council of the National Republican Congressional Committee during the period of 1994 to 1995. Mr. Wang earned his dual Bachelor of Science degrees in Mathematics and Computer Science and Master of Science degree in Electrical Engineering from University of Illinois at Urbana-Champaign. He received a Master of Business Administration degree in Marketing from Nova Southeastern University. Mr. Wang is well qualified to serve as a director due to his extensive management and operating experience.

Raymond Z. Wang has served as the Chief Executive Officer of Zhongchai Holding since April 2019. From November 2017 to March 2019, Mr. Wang was President of Devirra Corporation, a warehousing management and logistic company. From August 2007 to July 2017, Mr. Wang worked as a Vice President at Bank of America Merrill Lynch, developing a client acquisition channel for an online platform. From December 2005 to March 2007, Mr. Wang served a Financial Advisor at Cowan Financial Group, a full-service financial planning and consulting firm, in New York. Mr. Wang received his Bachelor’s degree in Economics from Rutgers University. Mr. Wang serves as Vice Chairman of the board of ONE Project, a non-profit organization that unifies local communities to collectively tackle social issues such as hunger.

Jing Jin has served as the Chief Financial Officer of Zhongchai Holding since August 2019. Prior to that, Mr. Jin served as the Chief Financial Officer of Tantech Holdings Ltd. (Nasdaq: TANH), a manufacturer of bamboo-based charcoal products in China, from May 2016 to June 2019. From January 2014 to February 2015, Mr. Jin served as Senior Adviser for AAIC (Shanghai) Co., Ltd., a consulting company in China, responsible for overseeing M&A transactions. From September 2011 to November 2013, he worked as a senior financial adviser in CanAccess Int’l Financial Consultants Ltd. in Vancouver, Cananda, responsible for small-medium enterprises’ financing both in private and public sectors. From December 2008 to August 2011, Mr. Jin was an audit associate at MaloneBailey LLP, an accounting firm, in its offices in Canada and China. Mr. Jin graduated from Simon Fraser University in June 2008 in Burnaby, Canada with a Bachelor of Business Administration degree.

Dong Xiao has served as the Chief Design Officer of Zhongchai Holding since April 2019. Prior to that, he was the Design Director of Cenntro SM Technologies Co., Ltd., a vehicle production company, from November 2017 to February 2019, and in charge of the appearance and structural design of vehicles. From July 2001 to November 2017, he was the Design Director at Shanghai Geruisi Industrial Limited, an industrial design company and was responsible for product design. Mr. Xiao served as Design Director to Shanghai Kaishi Industrial Design Co. Ltd., an industrial design company, from July 2004 to July 2011 and took in charge of product design. Mr. Xiao received a Master of Business Administration degree from Shanghai Jiaotong University in Shanghai, China, and a Bachelor’s degree in Industrial Design from Guangxi Guilin Electronic Science and Technology University in China.

Lei Chen has served as the Chief Scientist of Zhongchai Holding since April 2019. Prior to that, he was the Chief Scientist of Cenntro Automotive Group from July 2016 to March 2019 and responsible for technology development. Prior to that, Dr. Chen was a development consultant to Pinnacle Engines, Inc., a technology company specializing in four-stroke engines from July 2013 to January 2016. He served as a Vice President of KLD Energy Technologies, Inc., a company that develops sustainable propulsion technologies for the electric vehicle markets, and was in charge of the research and development of electrical motors from June 2009 to July 2013. He also founded GOTOAUTO.COM, a data engine software company, and served as its Chief Technology Officer from March 1999 to September 2002. Prior to that, he was the principal consultant to E2 Capital Partners, a marketing consulting company, from 1996 to 1999, and a sales director of PcBX Systems, Inc., a technology company with PC based-PBX products, from 1994 to 1995. Dr. Dr. Chen has a Ph.D in Physics from the University of Texas at Austin and a Bachelor degree in Physics from Shandong University, China.

EXECUTIVE COMPENSATION OF ZHONGCHAI HOLDING

This section discusses the material components of executive compensation program for the named executive officers of Zhongchai Holding who are identified in the Summary Compensation Table below during the years ended December 31, 2017 and 2018. This discussion may contain forward-looking statements that are based on Zhongchai Holding’s current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that the Company adopts following the completion of the Business Combination may differ materially from the existing and currently planned programs summarized or referred to in this discussion.

Summary of Cash and Certain Other Compensation

Zhongchai Holding has opted to comply with the executive compensation disclosure rules applicable to “emerging growth companies,” as such term is defined in the rules promulgated under the Securities Act, which require compensation disclosure for Zhongchai Holding’s principal executive officer and its two most highly compensated executive officers other than the principal executive officer whose total compensation for the fiscal year ended December 31, 2018 exceeded $100,000. Zhongchai Holding has not set aside or accrued any amount to provide pension, retirement or other similar benefits to its executive officers and directors. Zhongchai Holding’s PRC subsidiaries are required by law to make contributions equal to certain percentages of each employee’s salary for his or her pension insurance, work related injury insurance, medical insurance, unemployment insurance, maternity insurance and other statutory benefits and a housing provident fund. Mengxing He, who is general manager of Zhejiang Zhongchai and legal representative and general manager of Shengte, qualifies as Zhongchai Holding’s named executive officer. No employee or officer, other than Mr. Mengxing He, of Zhongchai Holding and its subsidiaries received compensation during the fiscal years ended December 31, 2017 and 2018 that exceeded $100,000.

Summary Compensation Table

Name and principal position	Fiscal year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)		Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Mengxing He,	2018	36,355	5,427	—	—	—		—	—	41,782
General Manager of Zhejiang Zhongchai, Legal Representative and General Manager of Shengte	2017	36,355	5,427	—	—	4,685,345	(1)	—	—	4,727,127

____________

(1)      On November 10, 2017, Zhongchai Holding paid Mr. Mengxing He RMB31.6 million (approximately $4.7 million) as a reward for his past performance and incentive for his continuous contribution to Zhejiang Zhongchai.

Employment Agreements and Other Arrangements

Zhongchai Holding’s operating subsidiaries, Zhejiang Zhongchai and Shengte, have entered into employment agreements with each of their executive officers, respectively, including Mengxing He, the director and general manager of Zhejiang Zhongchai and legal representative, executive director and general manager of Shengte.

Under his employment agreement, Mr. He is employed as general manager of Zhejiang Zhongchai from October 1, 2010 for an indefinite time period. Either party may terminate the employment agreement pursuant to PRC labor laws. The employment agreement provides for a base salary of RMB 8,000 per month.

Director Compensation

During the fiscal year ended December 31, 2018, Zhongchai Holding paid no director’s fees to its sole director, Mr. Peter Zuguang Wang. Zhongchai Holding reimburses Mr. Wang for his reasonable expenses (if any) incurred in attending meetings of the Greenland Board.

MANAGEMENT OF THE COMPANY FOLLOWING THE BUSINESS COMBINATION

The Greenland Board following the Business Combination is expected to be comprised of the following five directors: Mr. Peter Zuguang Wang, Mr. Yanming Liu, Mr. Min Zhang, Dr. Everett Xiaolin Wang and Mr. Hong Liang Lu.

Each director will hold office until his or her term expires at the next annual meeting of shareholders for such director’s class or until his or her death, resignation, removal or the earlier termination of his or her term of office.

Currently, Zhongchai Holding’s management team is comprised of the following individuals and will remain unchanged following the Business Combination:

Name	Age	Position
Raymond Z. Wang	35	Chief Executive Officer and President
Jing Jin	35	Chief Financial Officer
Dong Xiao	39	Chief Design Officer
Lei Chen	59	Chief Scientist

The officers of the Company and the Greenland Board following the Business Combination are well qualified as leaders. In their prior positions they have gained experience in core management skills, such as strategic and financial planning, operation management, and leadership development, and expertise in automotive technology and industrial design. The Company’s officers and directors following the Business Combination also have experience serving on boards of directors and board committees of other public companies and private companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges, and strategies. Further, certain officers and directors have other experience that makes them valuable, such as prior experience in mergers and acquisitions, in financial services, managing and investing in assets.

Greenland believes that the above-mentioned attributes, along with the leadership skills and other experiences of the officers and board members described below, will provide the Company with a diverse range of perspectives and judgment necessary to facilitate the goals of the Company and be good stewards of capital.

The following table sets forth certain information, as of the date of this proxy statement, concerning the persons who are expected to serve as officers and directors following the completion of the Business Combination.

Name	Age	Position
Peter Zuguang Wang(5)	65	Chairman
Raymond Z. Wang	35	Chief Executive Officer and President
Jing Jin	35	Chief Financial Officer
Dong Xiao	39	Chief Design Officer
Lei Chen	59	Chief Scientist
Yanming Liu(5)	57	Director
Min Zhang(1)(2)(3)(4)	51	Director
Everett Xiaolin Wang(1)(2)(3)(4)	58	Director
Hong Liang Lu(1)(2)(3)(4)	64	Director

____________

(1)      Member of the audit committee

(2)      Member of the compensation committee

(3)      Member of the nominating and corporate governance committee

(4)      Class I director

(5)      Class II director

Officers, Directors and Key Employees

For more information about Yanming Liu, see the section entitled “Directors, Officers, Executive Compensation and Corporate Governance of Greenland Prior to the Business Combination.”

For more information about Peter Zuguang Wang, Raymond Z. Wang, Jing Jin, Dong Xiao and Lei Chen, see the section entitled “Management of Zhongchai Holding.”

For more information about Min Zhang, Everett Xiaolin Wang and Hong Liang Lu, see the section entitled “Proposal 4: The Director Election Proposal.”

Corporate Governance Guidelines and Code of Business Conduct

The Greenland Board will adopt Corporate Governance Guidelines that address items such as the qualifications and responsibilities of its directors and director candidates and corporate governance policies and standards applicable. In addition, the Greenland Board will adopt a Code of Business Conduct and Ethics that applies to all of its employees, officers and directors, including its Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of the Company’s Corporate Governance Guidelines and its Code of Business Conduct and Ethics will be posted on the Corporate Governance portion of the Company’s website. The Company will post amendments to its Code of Business Conduct and Ethics or waivers of its Code of Business Conduct and Ethics for directors and officers on the same website.

Board Composition

The Company’s business affairs will be managed under the direction of the Greenland Board. The Greenland Board will consist of five members, four of whom will qualify as independent within the meaning of the independent director guidelines of Nasdaq. Mr. Peter Zuguang Wang will not be considered independent.

The Greenland Board will be divided into two staggered classes of directors. At each annual meeting of its shareholders, a class of directors will be elected for a two-year term to succeed the same class whose term is then expiring, as follows:

•        the Class I directors will be Messrs. Min Zhang, Everett Xiaolin Wang and Hong Liang Lu and their terms will expire at the annual meeting of shareholders to be held in 2020; and

•        the Class II directors will be Messrs. Peter Zuguang Wang and Yanming Liu and their terms will expire at the annual meeting of shareholders to be held in 2021.

The Memorandum and Articles of Association will provide that the Greenland Board will consist of one or more members, and the number of directors may be increased or decreased from time to time by a resolution of the Greenland Board. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the two classes so that, as nearly as possible, each class will consist of one-half of the total number of directors. This classification of the Greenland Board may have the effect of delaying or preventing changes in control of the Company.

Each of the Company’s officers will serve at the discretion of the Greenland Board and will hold office until his or her successor is duly appointed and qualified or until his or her earlier resignation or removal. There are no family relationships among any of the persons expected to be directors or officers of the Company upon the consummation of the Business Combination, except that Peter Zuguang Wang is father of Raymond Z. Wang.

Director Independence

Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and the rules of Nasdaq. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the rules of Nasdaq.

In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 under the Exchange Act and under the rules of Nasdaq, the board of directors must affirmatively determine that the member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

The Greenland Board has undertaken a review of the independence of each director and considered whether each director of the Company has a material relationship with the Company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, Greenland determined that Messrs. Yanming Liu, Min Zhang, Everett Xiaolin Wang and Hong Liang Lu will be considered “independent directors” as defined under the listing requirements and rules of Nasdaq and the applicable rules of the Exchange Act.

Board Leadership Structure

Greenland believes that the structure of the Greenland Board and its committees will provide strong overall management of the Company.

Committees of the Greenland Board

The Greenland Board will have an audit committee and compensation committee. The composition and responsibilities of each of the committees of the Greenland Board is described below. Members will serve on these committees until their resignation or until as otherwise determined by the Greenland Board.

Audit Committee

Each of the members of the Company’s audit committee will satisfy the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and rules of Nasdaq. The Company will also determine that a member of the audit committee will qualify as an “audit committee financial expert” as defined in the SEC rules and will satisfy the financial sophistication requirements of Nasdaq. The Company’s audit committee will be responsible for, among other things:

•        selecting a qualified firm to serve as the independent registered public accounting firm to audit the Company’s financial statements;

•        helping to ensure the independence and performance of the independent registered public accounting firm;

•        discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, the Company’s interim and year-end financial statements;

•        developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        reviewing the Company’s policies on and oversees risk assessment and risk management, including enterprise risk management;

•        reviewing the adequacy and effectiveness of internal control policies and procedures and the Company’s disclosure controls and procedures;

•        reviewing related person transactions; and

•        approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Greenland Board will adopt a written charter for the audit committee which will be available on the Company’s website upon the completion of the Business Combination.

Compensation Committee

Each of the members of the Company’s compensation committee will meet the requirements for independence under the under the applicable rules and regulations of the SEC and rules of Nasdaq. The Company’s compensation committee will be responsible for, among other things:

•        reviewing, approving and determining the compensation of the Company’s officers and key employees;

•        reviewing, approving and determining compensation and benefits, including equity awards, to directors for service on the Greenland Board or any committee thereof;

•        administering the Company’s equity compensation plans;

•        reviewing, approving and making recommendations to the Greenland Board regarding incentive compensation and equity compensation plans; and

•        establishing and reviewing general policies relating to compensation and benefits of the Company’s employees.

The Greenland Board will adopt a written charter for the compensation committee which will be available on its website upon the completion of the Business Combination.

Nominating and Corporate Governance Committee

Each of the members of the nominating and corporate governance committee will meet the requirements for independence under the applicable rules and regulations of the SEC and rules of Nasdaq. The nominating and corporate governance committee is responsible for, among other things:

•        identifying, evaluating and selecting, or making recommendations to the Greenland Board regarding, nominees for election to the Greenland Board and its committees;

•        evaluating the performance of the Greenland Board and of individual directors;

•        considering, and making recommendations to the Greenland Board regarding, the composition of the Greenland Board and its committees;

•        reviewing developments in corporate governance practices;

•        evaluating the adequacy of the corporate governance practices and reporting;

•        reviewing related person transactions; and

•        developing, and making recommendations to the Greenland Board regarding, corporate governance guidelines and matters.

The Greenland Board will adopt a written charter for the nominating and corporate governance committee which will be available on its website upon the completion of the Business Combination.

Code of Conduct and Ethics

Following the Business Combination, the Company intends to post its Code of Conduct and Ethics and to post any amendments to or any waivers from a provision of its Code of Conduct and Ethics on its website, and also intends to disclose any amendments to or waivers of certain provisions of its Code of Conduct and Ethics in a Form 8-K.

Compensation Committee Interlocks and Insider Participation

None of the Company’s officers currently serves, and in the past year has not served, (i) as a member of the compensation committee or the Greenland Board of another entity, one of whose officers served on the Company’s compensation committee, or (ii) as a member of the compensation committee of another entity, one of whose officers served on the Greenland Board.

Related Person Policy of the Company

The Company will adopt a formal written policy that will be effective upon the Business Combination providing that the Company’s officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of the Company’s capital stock, any member of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, are not permitted to enter into a related party transaction with the Company without the approval of the Company’s nominating and corporate governance committee, subject to the exceptions described below.

A related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company and any related person are, were or will be participants in which the amount involves exceeds $120,000. Transactions involving compensation for services provided to the Company as an employee or director are not covered by this policy.

Under the policy, the Company will collect information that the Company deems reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder, to enable the Company to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under the Code of Conduct, employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, the Company’s nominating and corporate governance committee, or other independent body of the Greenland Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the Company’s best interests and those of the Company’s shareholders, as the Company’s nominating and corporate governance committee, or other independent body of the Greenland Board, determines in the good faith exercise of its discretion.

The Company’s nominating and corporate governance committee has determined that certain transactions will not require the approval of the nominating and corporate governance committee, including certain employment arrangements of officers, director compensation, transactions with another company at which a related party’s only relationship is as a director, non-executive employee or beneficial owner of less than 10% of that company’s outstanding capital stock, transactions where a related party’s interest arises solely from the ownership of the Greenland Shares and all holders of the Greenland Shares received the same benefit on a pro rata basis and transactions available to all employees generally.

SECURITIES ACT RESTRICTIONS ON RESALE OF THE COMPANY’S SECURITIES

Pursuant to Rule 144 under the Securities Act (“Rule 144”), a person who has beneficially owned restricted Greenland Shares or Company warrants for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been an affiliate of the Company at the time of, or at any time during the three months preceding, a sale and (ii) the Company is subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the twelve months (or such shorter period as the Company was required to file reports) preceding the sale.

Persons who have beneficially owned restricted Greenland Shares or Company warrants for at least six months but who are affiliates of the Company at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:

•        1% of the total number of Greenland Shares then outstanding (as of the date of this proxy statement, there are 5,782,000 Greenland Shares outstanding); or

•        the average weekly reported trading volume of the Greenland Shares during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale

Sales by affiliates of the Company under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about the Company.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

•        the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•        the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•        the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding twelve months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

•        at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

As a result, the Sponsor will be able to sell its Founder Shares and Private Placement Units, as applicable, pursuant to Rule 144 without registration one year after Greenland has completed its initial business combination.

Greenland anticipates that following the completion of the Business Combination, the Company will no longer be a shell company, and so, once the conditions set forth in the exceptions listed above are satisfied, Rule 144 will become available for the resale of the above noted restricted securities.

APPRAISAL RIGHTS

Appraisal rights are not available to our shareholders in connection with the Business Combination under the structure as presently contemplated.

OTHER SHAREHOLDER COMMUNICATIONS

Shareholders and interested parties may communicate with the Greenland Board, any committee chairperson or the non-management directors as a group by writing to the Greenland Board or committee chairperson at Greenland Acquisition Corporation, Suite 906, Tower W1, Oriental Plaza, No. 1 East Chang’an Street, Dongcheng District, Beijing, People’s Republic of China 100738 (if sent before the Business Combination) or with the Greenland Board or any committee chairperson or the non-management directors as a group, to Zhongchai Holding (Hong Kong) Limited, 11-F, Building #12, Sunking Plaza, Gaojiao Road, Hangzhou, Zhejiang, China, Attention: Peter Zuguang Wang (if sent after the Business Combination). Each communication will be forwarded, depending on the subject matter, to the applicable board, the appropriate committee chairperson or all non-management directors.

LEGAL MATTERS

Ellenoff Grossman & Schole LLP, is acting as United States counsel in connection with the Business Combination and certain other legal matters related to this proxy statement. Legal matters as to British Virgin Islands’ law, as well as the validity of the issuance of the shares offered hereto, will be passed upon for us by Ogier, British Virgin Islands. T&C Law Firm has acted as counsel for Zhongchai Holding.

EXPERTS

The audited financial statements of Greenland as of November 30, 2018 and for the period from December 28, 2017 (inception) through November 30, 2018 included in this proxy statement have been so included in reliance upon the report of Marcum LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing.

The audited consolidated financial statements of Zhongchai Holding and subsidiaries as of December 31, 2018 and 2017 and for the years ended December 31, 2018 and 2017 included in this proxy statement have been so included in reliance upon the report of BDO China Shu Lun Pan Certified Public Accountants LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Greenland and the services that it employs to deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of each of Greenland’s annual report to shareholders and Greenland’s proxy statement. Upon written or oral request, Greenland will deliver a separate copy of the annual report to shareholder and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Shareholders receiving multiple copies of such documents may likewise request that Greenland deliver single copies of such documents in the future. Shareholders receiving multiple copies of such documents may request that Greenland deliver single copies of such documents in the future. Shareholders may notify Greenland of their requests by calling or writing Greenland at Yanming Liu, Greenland Acquisition Corporation, Suite 906, Tower W1, Oriental Plaza, No. 1 East Chang’an Street, Dongcheng District, Beijing, People’s Republic of China 100738 (if before the Business Combination) or Zhongchai Holding (Hong Kong) Limited, 11-F, Building #12, Sunking Plaza, Gaojiao Road, Hangzhou, Zhejiang, China, Attention: Peter Zuguang Wang (if after the Business Combination).

TRANSFER AGENT AND REGISTRAR

The transfer agent for Greenland’s securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Greenland Board is aware of no other matter that may be brought before the Special Meeting. If any matter other than the Proposals or related matters should properly come before the Special Meeting, however, the persons named in the enclosed proxies will vote proxies in accordance with their judgment on those matters.

FUTURE SHAREHOLDER PROPOSALS

If the Business Combination is completed, you will be entitled to attend and participate in Company’s annual meetings of shareholders. If the Company holds a 2019 annual meeting of shareholders, it will provide notice of or otherwise publicly disclose the date on which the 2019 annual meeting will be held. If the 2019 annual meeting of shareholders is held, shareholder proposals will be eligible for consideration by the directors for inclusion in the proxy statement for the Company’s 2019 annual meeting of shareholders in accordance with Rule 14a-8 under the Exchange Act.

WHERE YOU CAN FIND MORE INFORMATION

Greenland files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may read and copy reports, proxy statements and other information filed by Greenland with the SEC at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of Greenland upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the Proposals to be presented at the Special Meeting, you should contact Greenland in writing at Yanming Liu, Greenland Acquisition Corporation, Suite 906, Tower W1, Oriental Plaza, No. 1 East Chang’an Street, Dongcheng District, Beijing, People’s Republic of China 100738 or by telephone at (86) 010-53607082.

If you have questions about the Proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Advantage Proxy, the proxy solicitor for Greenland, in writing at P.O. Box 13581, Des Moines, WA 98198, Attn: Karen Smith, by phone, toll-free at (877) 870-8565 or by email at ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Special Meeting, or no later than October 9, 2019.

Information and statements contained in this proxy statement or any annex to this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement.

All information contained in this document relating to Greenland has been supplied by Greenland and all such information relating to Zhongchai Holding has been supplied by Zhongchai Holding. Information provided by Greenland or Zhongchai Holding does not constitute any representation, estimate or projection of the other.

GREENLAND ACQUISITION CORPORATION

INDEX TO FINANCIAL STATEMENTS

Page
Condensed Balance Sheets as of May 31, 2019 (unaudited) and November 30, 2018	F-2

Condensed Statements of Operations for the Three and Six Months Ended May 31, 2019 (unaudited) and for the Three Months Ended May 31, 2018 and for the Period from December 28, 2017 (inception) through May 31, 2018 (unaudited)

F-3

Condensed Statements of Changes in Shareholders’ Equity for the Three and Six Months Ended May 31, 2019 (unaudited) and for the Period from December 28, 2017 (inception) through May 31, 2018 (unaudited)

F-4
Condensed Statements of Cash Flows for the Six Months Ended May 31, 2019 (unaudited) and for the Period from December 28, 2017 (inception) through May 31, 2018 (unaudited)	F-5
Notes to Condensed Financial Statements (unaudited)	F-6

Report of Independent Registered Public Accounting Firm	F-19
Audited Financial Statements:
Balance Sheet as of November 30, 2018	F-20
Statement of Operations for the Period from December 28, 2017 (inception) through November 30, 2018	F-21
Statement of Changes in Shareholders’ Equity for the Period from December 28, 2017 (inception) through November 30, 2018	F-22
Statement of Cash Flows for the Period from December 28, 2017 (inception) through November 30, 2018	F-23
Notes to Financial Statements for the Period from December 28, 2017 (inception) through November 30, 2018	F-24

GREENLAND ACQUISITION CORPORATION
CONDENSED BALANCE SHEETS

	May 31, 2019	November 30, 2018
	(Unaudited)
ASSETS
Current assets
Cash	$344,842	$644,700
Prepaid expenses and other current assets	52,808	84,545
Total Current Assets	397,650	729,245
Marketable securities held in Trust Account	44,829,414	44,307,387
Total Assets	$45,227,064	45,036,632

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$44,775	$31,278
Promissory note – related party	250,000	—
Total Current Liabilities	294,775	31,278
Deferred underwriting fees	995,676	979,487
Total Liabilities	1,290,451	1,010,765

Commitments
Ordinary shares subject to possible redemption, 3,821,622 and 3,875,458 shares at redemption value as of May 31, 2019 and November 30, 2018, respectively	38,936,612	39,025,866

Shareholders’ Equity
Preferred shares, no par value; unlimited shares authorized, none issued and outstanding	—	—
Ordinary shares, no par value; unlimited shares authorized; 1,960,378 and 1,906,542 shares issued and outstanding (excluding 3,821,622 and 3,875,458 shares subject to possible redemption) as of May 31, 2019 and November 30, 2018, respectively	5,156,039	5,066,785
Accumulated deficit	(156,038)	(66,784)
Total Shareholders’ Equity	5,000,001	5,000,001
Total Liabilities and Shareholders’ Equity	$45,227,064	$45,036,632

The accompanying notes are an integral part of the unaudited condensed financial statements.

GREENLAND ACQUISITION CORPORATION
CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended May 31,		Six Months Ended May 31,	For the Period from December 28, 2017 (inception) Through May 31,
	2019	2018	2019	2018
Operating costs	$363,367	$8,368	$595,092	$8,368
Loss from operations	(363,367)	(8,368)	(595,092)	(8,368)

Other income:
Interest income	256,667	—	514,684	—
Unrealized gain on marketable securities held in Trust Account	21,989	—	7,343	—
Change in value of deferred underwriting fee liability	(16,425)	—	(16,189)	—
Net loss	$(101,136)	$(8,368)	$(89,254)	$(8,368)
Weighted average ordinary shares outstanding, basic and diluted(1)	1,928,323	1,000,000	1,917,552	1,000,000
Basic and diluted net loss per ordinary share(2)	$(0.18)	$(0.01)	$(0.28)	$(0.01)

____________

(1)      Excludes an aggregate of 3,821,622 shares subject to possible redemption at May 31, 2019 and an aggregate of 150,000 shares that were subject to forfeiture to the extent that the underwriters’ over-allotment was not exercised in full as of May 31, 2018.

(2)      Excludes interest income and unrealized gains of $242,041 and $453,433, respectively, attributable to shares subject to possible redemption for the three and six months ended May 31, 2019 (see Note 3).

The accompanying notes are an integral part of the unaudited condensed financial statements.

GREENLAND ACQUISITION CORPORATION
STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
(Unaudited)

FOR THE PERIOD FROM DECEMBER 28, 2017 (INCEPTION) THROUGH MAY 31, 2018

	Ordinary Shares		Accumulated Deficit	Total Shareholders’ Equity
	Shares	Amount
Balance – December 28, 2017 (inception)(1)	—	$—	$—	$—
Issuance of founder shares to Sponsor(2)	1,150,000	25,000	—	25,000
Net loss	—	—	(8,368)	(8,368)
Balance – May 31, 2018	1,150,000	$25,000	$(8,368)	$16,632

____________

(1)      The Company had no activity from December 28, 2017 (inception) through February 28, 2018.

(2)      Included an aggregate of 150,000 shares that were subject to forfeiture to the extent that the underwriters’ over-allotment was not exercised in full

SIX MONTHS ENDED MAY 31, 2019

	Ordinary Shares		Accumulated Deficit	Total Shareholders’ Equity
	Shares	Amount
Balance – December 1, 2018	1,906,542	$5,066,785	$(66,784)	$5,000,001
Change in value of ordinary shares subject to possible redemption	21,781	(11,882)	—	(11,882)
Net income	—	—	11,882	11,882
Balance – February 28, 2019	1,928,323	5,054,903	(54,902)	5,000,001
Change in value of ordinary shares subject to possible redemption	32,055	101,136	—	101,136
Net loss	—	—	(101,136)	(101,136)
Balance – May 31, 2019	1,960,378	$5,156,039	$(156,038)	$5,000,001

The accompanying notes are an integral part of the condensed financial statements.

GREENLAND ACQUISITION CORPORATION
CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended May 31, 2019	For the Period from December 28, 2017 (inception) Through May 31, 2018
Cash Flows from Operating Activities:
Net loss	$(89,254)	$(8,368)
Adjustments to reconcile net loss to net cash used in operating activities:
Change in value of deferred underwriting fee payable	16,189	—
Interest earned on marketable securities held in Trust Account	(514,684)	—
Unrealized gain on marketable securities held in Trust Account	(7,343)	—
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	31,737	—
Accounts payable and accrued expenses	13,497	—
Net cash used in operating activities	(549,858)	(8,368)

Cash Flows from Financing Activities:
Proceeds from issuance of founder shares to Sponsor	—	25,000
Proceeds from promissory note - related party	250,000	181,673
Payment of offering costs	—	(173,335)
Net cash provided by financing activities	250,000	33,338
Net Change in Cash	(299,858)	24,970
Cash – Beginning	644,700	—
Cash – Ending	$344,842	$24,970

Non-Cash investing and financing activities:
Change in value of ordinary shares subject to possible redemption	$(89,254)	$—
Deferred offering costs included in accrued offering costs	$—	$12,789

The accompanying notes are an integral part of the unaudited condensed financial statements.

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
MAY 31, 2019
(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Greenland Acquisition Corporation (the “Company”) is a blank check company incorporated in the British Virgin Islands on December 28, 2017. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities (“Business Combination”).

At May 31, 2019, the Company had not yet commenced any operations. All activity through May 31, 2019 relates to the Company’s formation, its initial public offering (the “Initial Public Offering”), which is described below, identifying a target company for a Business Combination and activities in connection with the proposed acquisition of Zhongchai Holding (Hong Kong) Limited, a company incorporated under the laws of Hong Kong (“Zhongchai Holding”) (see Note 10).

The registration statement for the Initial Public Offering was declared effective on July 24, 2018. On July 27, 2018, the Company consummated the Initial Public Offering of 4,400,000 units (“Units” and, with respect to the ordinary shares included in the Units being offered, the “Public Shares”), which includes a partial exercise by the underwriters of their over-allotment option in the amount of 400,000 Units, at $10.00 per Unit, generating gross proceeds of $44,000,000, which is described in Note 4.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 282,000 Units (the “Private Units”) at a price of $10.00 per Private Unit in a private placement to the Company’s sponsor, Greenland Asset Management Corporation (the “Sponsor”) and Chardan Capital Markets, LLC (and its designees) (“Chardan”), generating gross proceeds of $2,820,000, which is described in Note 5.

Transaction costs amounted to $2,752,449, consisting of $1,320,000 of underwriting fees, $978,314 of deferred underwriting fees (see Note 7) and $454,135 of other costs. In addition, as of May 31, 2019, $344,842 of cash was held outside of the Trust Account (as defined below) and is available for working capital purposes.

Following the closing of the Initial Public Offering on July 27, 2018, an amount of $44,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Units was placed in a trust account (“Trust Account”) which was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account to its shareholders, as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and sale of the Private Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. NASDAQ rules provide that the Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of the signing of an agreement to enter into a Business Combination. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company will provide its shareholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. In connection with a proposed Business Combination, the Company may seek shareholder approval of a Business Combination at a meeting called for such purpose at which

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
MAY 31, 2019
(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

shareholders may seek to redeem their shares, regardless of whether they vote for or against a Business Combination. The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks shareholder approval, a majority of the outstanding shares voted are voted in favor of the Business Combination.

If the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Company’s Second Amended and Restated Memorandum and Articles of Association provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to 15% or more of the Public Shares without the Company’s prior written consent.

The shareholders will be entitled to redeem their shares for a pro rata portion of the amount then in the Trust Account (initially $10.00 per share, subject to increase of up to an additional $0.30 per Unit in the event that the Sponsor elects to extend the period of time to consummate a Business Combination (see below), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The per-share amount to be distributed to shareholders who redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriter (as discussed in Note 8). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants or rights.

If a shareholder vote is not required and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Second Amended and Restated Memorandum and Articles of Association, offer such redemption pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination.

The Sponsor and the Company’s officers and directors (the “initial shareholders”) and Chardan have agreed (a) to vote their founder shares (see Note 6), the ordinary shares included in the Private Units (the “Private Shares”) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination, (b) not to propose an amendment to the Company’s Second Amended and Restated Memorandum and Articles of Association with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company provides dissenting public shareholders with the opportunity to redeem their Public Shares in conjunction with any such amendment, (c) not to redeem any ordinary shares (including the founder shares) and Private Units (including underlying securities) into the right to receive cash from the Trust Account in connection with a shareholder vote to approve a Business Combination (or to sell any ordinary shares in a tender offer in connection with a Business Combination if the Company does not seek shareholder approval in connection therewith) or a vote to amend the provisions of the Second Amended and Restated Memorandum and Articles of Association relating to shareholders’ rights of pre-Business Combination activity and (d) that the founder shares and Private Units (including underlying securities) shall not participate in any liquidating distributions upon winding up if a Business Combination is not consummated. However, the initial shareholders will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares purchased during or after the Initial Public Offering if the Company fails to complete its Business Combination.

The Company will have until July 27, 2019 to consummate a Business Combination. However, if the Company anticipates that it may not be able to consummate a Business Combination by July 27, 2019, the Company may extend the period of time to consummate a Business Combination up to two times, each by an additional three months (for a total of 21 months to complete a Business Combination (the “Combination Period”)). In order to extend the time available for the Company to consummate a Business Combination, the Sponsor or its affiliate or designees must deposit into the Trust Account $440,000, or $0.10 per Unit, on or prior to the date of the applicable deadline, for each three month extension.

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
MAY 31, 2019
(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than five business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable and less interest to pay dissolution expenses up to $50,000), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law. The underwriter has agreed to waive its rights to the deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than $10.00 per share.

The Sponsor has agreed that it will be liable to the Company, if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below $10.00 per share, subject to increase of up to an additional $0.30 per share in the event that the Company elects to extend the period of time to consummate a Business Combination, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

NOTE 2. LIQUIDITY

As of May 31, 2019, the Company had $344,842 in its operating bank accounts, $44,829,414 in marketable securities held in the Trust Account to be used for a Business Combination or to repurchase or redeem shares in connection therewith and working capital of $102,875. As of May 31, 2019, approximately $829,000 of the amount on deposit in the Trust Account represented interest income, which is available to pay the Company’s tax obligations. To date the Company has not withdrawn any interest from the Trust Account in order to pay its taxes.

Until the consummation of a Business Combination, the Company will be using the funds not held in the Trust Account primarily to pay the expenses of being a public company and to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses, review corporate documents and material agreements of prospective target businesses, select the target business to acquire and structure, negotiate and consummate a Business Combination.

Subsequent to the consummation of the Initial Public Offering, the Company entered into consulting arrangements for services to help identify and introduce the Company to potential targets and provide assistance with due diligence, deal structuring and documentation of a Business Combination. These agreements provide for aggregate monthly fees of approximately $30,000.

On April 29, 2019, the Company issued an unsecured promissory note to the Sponsor, pursuant to which the Company borrowed an aggregate principal amount of $250,000 (see Note 6).

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
MAY 31, 2019
(Unaudited)

NOTE 2. LIQUIDITY (cont.)

The Company may raise additional capital through loans or additional investments from the Sponsor, an affiliate of the Sponsor, or its officers and directors. The Company’s officers and directors and the Sponsor or its affiliates may, but are not obligated to, loan the Company funds, from time to time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs.

Other than borrowings currently outstanding under the promissory note in the aggregate amount of $250,000 as described above, the Company does not believe it will need to raise additional funds in order to meet expenditures required for operating its business. Neither the Sponsor or its affiliates, nor any of the officers or directors are under any obligation to advance funds to, or invest in, the Company. Accordingly, the Company may not be able to obtain additional financing. Should circumstances change and the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to suspending the pursuit of a potential transaction. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. Even if the Company can obtain sufficient financing or raise additional capital, it only has until July 27, 2019 (or April 27, 2020, if fully extended) to consummate a Business Combination. There is no assurance that the Company will be able to do so prior to July 27, 2019 (or April 27, 2020, if fully extended).

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying unaudited condensed financial statements have been prepared in U.S. dollars and in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the period from December 28, 2017 (inception) through November 30, 2018 as filed with the SEC on February 27, 2019, which contains the audited financial statements and notes thereto. The financial information as of November 30, 2018 is derived from the audited financial statements presented in the Company’s Annual Report on Form 10-K for the period from December 28, 2017 (inception) through November 30, 2018. The interim results for the three and six months ended May 31, 2019 are not necessarily indicative of the results to be expected for the year ending November 30, 2019 or for any future interim periods.

Emerging growth company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
MAY 31, 2019
(Unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future events. Accordingly, the actual results could differ significantly from the Company’s estimates.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of May 31, 2019 and November 30, 2018.

Marketable securities held in Trust Account

At May 31, 2019 and November 30, 2018, the assets held in the Trust Account were substantially held in U.S. Treasury Bills.

Ordinary shares subject to possible redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

Income taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
MAY 31, 2019
(Unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company’s management determined that the British Virgin Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of May 31, 2019 and November 30, 2018. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by foreign taxing authorities in the area of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

The Company is considered to be an exempted British Virgin Islands Company with no connection to any other taxable jurisdiction, and is presently not subject to income taxes or income tax filing requirements in the British Virgin Islands or the United States. As such, the Company’s tax provision is zero.

Net loss per ordinary share

Net loss per ordinary share is computed by dividing net loss by the weighted average number of ordinary shares outstanding for the period. The Company applies the two-class method in calculating earnings per share. Ordinary shares subject to possible redemption at May 31, 2019, which are not currently redeemable and are not redeemable at fair value, have been excluded from the calculation of basic net loss per ordinary share since such ordinary shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. The Company has not considered the effect of (1) warrants sold in the Initial Public Offering and the private placement to purchase 2,341,000 ordinary shares, (2) rights sold in the Initial Public Offering and the private placement that convert into 468,200 ordinary shares, and (3) a unit purchase option sold to the underwriter is exercisable for 240,000 ordinary shares, warrants to purchase 120,000 ordinary shares and rights that convert into 24,000 ordinary shares, in the calculation of diluted loss per share, since the exercise of the warrants and the conversion of the rights into ordinary shares are contingent upon the occurrence of future events. As a result, diluted net loss per ordinary share is the same as basic net loss per ordinary share for the periods presented.

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
MAY 31, 2019
(Unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Reconciliation of net loss per ordinary share

The Company’s net loss is adjusted for the portion of income that is attributable to ordinary shares subject to possible redemption, as these shares only participate in the earnings of the Trust Account and not the income or losses of the Company. Accordingly, basic and diluted loss per ordinary share is calculated as follows:

	Three Months Ended May 31,		Six Months Ended May 31, 2019	For the Period from December 28, 2017 (inception) Through May 31, 2018
	2019	2018
Net loss	$(101,136)	$(8,368)	$(89,254)	$(8,368)
Less: Income attributable to ordinary shares subject to possible redemption	(242,041)	—	(453,433)	—
Adjusted net loss	$(343,177)	$(8,368)	$(542,687)	$(8,368)
Weighted average ordinary shares outstanding, basic and diluted	1,928,323	1,000,000	1,917,552	1,000,000
Basic and diluted net loss per ordinary share	$(0.18)	$(0.01)	$(0.28)	$(0.01)

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution. At May 31, 2019 and November 30, 2018, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Recently issued accounting standards

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s condensed financial statements.

NOTE 4. INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 4,400,000 Units at a purchase price of $10.00 per Unit, which included a partial exercise by the underwriters of their over-allotment option in the amount of 400,000 Units at $10.00 per Unit. Each Unit consists of one ordinary share, one right (“Public Right”) and one redeemable warrant (“Public Warrant”). Each Public Right will convert into one-tenth (1/10) of one ordinary share upon consummation of a Business Combination. Each Public Warrant entitles the holder to purchase one-half of one ordinary share at an exercise price of $11.50 per whole share (see Note 8).

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
MAY 31, 2019
(Unaudited)

NOTE 5. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor and Chardan purchased an aggregate of 282,000 Private Units at $10.00 per Private Unit for aggregate purchase price of $2,820,000, of which 260,000 Private Units were purchased by the Sponsor and 22,000 Private Units were purchased by Chardan. The proceeds from the sale of the Private Units were added to the net proceeds from the Initial Public Offering held in the Trust Account.

The Private Units are identical to the Units sold in the Initial Public Offering, except for the private warrants (the “Private Warrants”), as described in Note 8. In addition, the Private Units are not transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Units and underlying securities will expire worthless.

NOTE 6. RELATED PARTY TRANSACTIONS

Founder Shares

In March 2018, the Company issued an aggregate of 1,150,000 founder shares to the Sponsor for an aggregate purchase price of $25,000 in cash. The founder shares included an aggregate of up to 150,000 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Sponsor would collectively own 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the initial shareholders did not purchase any Public Shares in the Initial Public Offering and excluding the Private Units and underlying securities). As a result of the underwriters’ election to partially exercise their over-allotment option to purchase 400,000 Units and the waiver of the remainder of their overallotment option, 100,000 founder shares were no longer subject to forfeiture and 50,000 founder shares were forfeited.

The initial shareholders have agreed not to transfer, assign or sell any of the founder shares (except to certain permitted transferees) until, with respect to 50% of the founder shares, the earlier of (i) six months after the date of the consummation of a Business Combination, or (ii) the date on which the closing price of the Company’s ordinary shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after a Business Combination, with respect to the remaining 50% of the founder shares, upon six months after the date of the consummation of a Business Combination, or earlier, in each case, if, subsequent to a Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Promissory Note — Related Party

On April 29, 2019, the Company issued an unsecured promissory note to the Sponsor, pursuant to which the Company borrowed an aggregate principal amount of $250,000. The note is non-interest bearing and payable upon the consummation of a Business Combination. As of May 31, 2019, there was $250,000 outstanding under the promissory note.

Administrative Services Arrangement

The Company entered into an agreement with Puhui Wealth Investment Management (Beijing) Co., Ltd. (“Puhui”), an affiliate of a member of the Sponsor whereby, commencing on July 24, 2018 through the earlier of the Company’s consummation of a Business Combination and its liquidation, Puhui agreed to make available to the Company certain general and administrative services, including office space, utilities and administrative services, as the Company may require from time to time. The Company pays Puhui $10,000 per month for these services. For the three and six months ended May 31, 2019, the Company incurred $30,000 and $60,000 in fees for these services, respectively. As of May 31, 2019 and November 30, 2018, $30,000 and $10,000 of such fees are included in accounts payable and accrued expenses in the accompanying condensed balance sheets.

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
MAY 31, 2019
(Unaudited)

NOTE 6. RELATED PARTY TRANSACTIONS (cont.)

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be converted upon consummation of a Business Combination into additional Private Units at a price of $10.00 per Unit. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

Related Party Extension Loans

As discussed in Note 1, the Company may extend the period of time to consummate a Business Combination up to three times, each by an additional three months (for a total of 21 months to complete a Business Combination). In order to extend the time available for the Company to consummate a Business Combination, the Sponsor or its affiliates or designees must deposit into the Trust Account $440,000, or $0.10 per Unit, on or prior to the date of the applicable deadline, for each three month extension. Any such payments would be made in the form of a loan. The terms of the promissory note to be issued in connection with any such loans have not yet been negotiated. If the Company completes a Business Combination, the Company would repay such loaned amounts out of the proceeds of the Trust Account released to the Company. If the Company does not complete a Business Combination, the Company will not repay such loans. Furthermore, the letter agreement with the initial shareholders contains a provision pursuant to which the Sponsor has agreed to waive its right to be repaid for such loans in the event that the Company does not complete a Business Combination. The Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for the Company to complete a Business Combination.

NOTE 7. COMMITMENTS AND CONTINGENCIES

Registration Rights

Pursuant to a registration rights agreement entered into on July 24, 2018, the holders of the founder shares, Private Units (and their underlying securities) and any Units that may be issued upon conversion of the Working Capital Loans (and underlying securities) are entitled to registration rights. The holders of 25% of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination. Notwithstanding the foregoing, Chardan may not exercise its demand and “piggyback” registration rights after five (5) and seven (7) years, respectively, after the effective date of the registration statement and may not exercise its demand rights on more than one occasion. The registration rights agreement does not contain liquidating damages or other cash settlement provisions resulting from delays in registering the Company’s securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriters were paid a cash underwriting discount of $1,320,000. In addition, the underwriters deferred their fee of $995,676, which assumes the redemption of 3,821,622 ordinary shares as of May 31, 2019 in connection with a Business Combination. However, in the event no shares are redeemed, the underwriters would be entitled to a fee of $1,760,000. The deferred fee will be paid in cash upon the closing of a Business Combination from the amounts held in the Trust Account, subject to the terms of the underwriting agreement.

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
MAY 31, 2019
(Unaudited)

NOTE 8. SHAREHOLDERS’ EQUITY

Preferred Shares — The Company is authorized to issue an unlimited number of no par value preferred shares, divided into five classes, Class A through Class E, each with such designation, rights and preferences as may be determined by a resolution of the Company’s board of directors to amend the Memorandum and Articles of Association to create such designations, rights and preferences. The Company has five classes of preferred shares to give the Company flexibility as to the terms on which each Class is issued. All shares of a single class must be issued with the same rights and obligations. Accordingly, starting with five classes of preferred shares will allow the Company to issue shares at different times on different terms. At May 31, 2019 and November 30, 2018, there were no preferred shares designated, issued or outstanding.

Ordinary Shares — The Company is authorized to issue an unlimited number of no par value ordinary shares. Holders of the Company’s ordinary shares are entitled to one vote for each share. At May 31, 2019 and November 30, 2018, there were 1,960,378 and 1,906,542 ordinary shares issued and outstanding, excluding 3,821,622 and 3,875,458 ordinary shares subject to possible redemption, respectively.

Rights — Each holder of a right will receive one-tenth (1/10) of one ordinary share upon consummation of a Business Combination, even if the holder of such right redeemed all Public Shares held by it in connection with a Business Combination. No fractional shares will be issued upon exchange of the rights. No additional consideration will be required to be paid by a holder of rights in order to receive its additional shares upon consummation of a Business Combination as the consideration related thereto has been included in the Unit purchase price paid for by investors in the Initial Public Offering. If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement provides for the holders of rights to receive the same per share consideration the holders of the ordinary shares will receive in the transaction on an as-converted into ordinary share basis and each holder of a right will be required to affirmatively convert its rights in order to receive the 1/10 of one share underlying each right (without paying additional consideration). The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company).

If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.

Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) the consummation of a Business Combination or (b) July 24, 2019. No Public Warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the ordinary shares issuable upon exercise of the Public Warrants and a current prospectus relating to such ordinary shares. Notwithstanding the foregoing, if a registration statement covering the ordinary shares issuable upon the exercise of the Public Warrants is not effective within 90 days from the consummation of a Business Combination, the holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise the Public Warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their Public Warrants on a cashless basis. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

The Company may call the warrants for redemption (excluding the Private Warrants), in whole and not in part, at a price of $0.01 per warrant:

•        at any time while the Public Warrants are exercisable,

•        upon not less than 30 days’ prior written notice of redemption to each Public Warrant holder,

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
MAY 31, 2019
(Unaudited)

NOTE 8. SHAREHOLDERS’ EQUITY (cont.)

•        if, and only if, the reported last sale price of the ordinary shares equals or exceeds $16.50 per share, for any 20 trading days within a 30 trading day period ending on the third trading day prior to the notice of redemption to Public Warrant holders, and

•        if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of ordinary shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of ordinary shares at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.

The Private Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Warrants and the ordinary shares issuable upon the exercise of the Private Warrants are not transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Warrants are exercisable on a cashless basis and are non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

Unit Purchase Option

On July 27, 2018, the Company sold to Chardan (and its designees), for $100, an option to purchase up to 240,000 Units exercisable at $11.50 per Unit (or an aggregate exercise price of $2,760,000) commencing on the later of July 24, 2019 and the consummation of a Business Combination. The unit purchase option may be exercised for cash or on a cashless basis, at the holder’s option, and expires July 24, 2023. The Units issuable upon exercise of the option are identical to those offered in the Initial Public Offering. The Company accounted for the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Initial Public Offering resulting in a charge directly to shareholders’ equity. The option and such units purchased pursuant to the option, as well as the ordinary shares underlying such units, the rights included in such units, the ordinary shares that are issuable for the rights included in such units, the warrants included in such units, and the shares underlying such warrants, have been deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 5110(g)(1) of FINRA’s NASDAQ Conduct Rules. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following the date of Initial Public Offering except to any underwriter and selected dealer participating in the Initial Public Offering and their bona fide officers or partners. The option grants to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the effective date of the registration statement with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or the Company’s recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of ordinary shares at a price below its exercise price.

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
MAY 31, 2019
(Unaudited)

NOTE 9. FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:

Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:

Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at May 31, 2019 and November 30, 2018 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	May 31, 2019	November 30, 2018
Assets:
Marketable securities held in Trust Account	1	$44,829,414	$44,307,387

NOTE 10. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Other than as described below, based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

Share Exchange Agreement

On July 12, 2019, the Company entered into a share exchange agreement (the “Share Exchange Agreement”) with Zhongchai Holding, the Sponsor, in the capacity thereunder as the purchaser representative (the “Purchaser Representative”), and Cenntro Holding Limited, the sole member of Zhongchai Holding (the “Zhongchai Equity Holder”), pursuant to which, among other things and subject to the terms and conditions contained therein, the Company will consummate the acquisition of all of the outstanding capital stock of Zhongchai Holding through a share exchange, with Zhongchai Holding becoming a direct wholly owned subsidiary of the Company (the “Zhongchai Business Combination”). Pursuant to the Share Exchange Agreement, the Company will issue 7,500,000 ordinary shares to the Zhongchai Equity Holder.

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
MAY 31, 2019
(Unaudited)

NOTE 10. SUBSEQUENT EVENTS (cont.)

Ten percent (10%) of the Exchange Shares (“Escrow Shares”) will be deposited in escrow at the closing of the Zhongchai Business Combination (the “Closing”) for a period of eighteen (18) months (subject to further retention in the escrow account to the extent that there are pending indemnification claims brought prior to such time). During such time, the Escrow Shares will be subject to forfeiture back to the Company (along with dividends and other earnings otherwise payable with respect to such Escrow Shares) in the event that the Purchaser Representative successfully brings an indemnification claim under the Share Exchange Agreement on behalf of the Company’s shareholders. The Zhongchai Equity Holder will be entitled to vote the Escrow Shares while they are held in escrow.

The Zhongchai Business Combination will be consummated subject to the deliverables and provisions as further described in the Share Exchange Agreement.

Effective July 24, 2019, the Company extended the period of time the Company has to consummate a business combination. In connection therewith, the Sponsor deposited into the trust account (the “Trust Account”) an aggregate of $440,000, representing $0.10 per public share, in order to extend the period of time the Company has to consummate a business combination by three months to October 25, 2019. The Sponsor will have the option, but no obligation, to extend such period of time an additional two times, each by an additional three months, up to April 27, 2020, by depositing an aggregate of an additional $880,000 into the Trust Account, representing an additional $0.20 per public share, in connection with such additional extensions.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

Greenland Acquisition Corporation

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Greenland Acquisition Corporation (the “Company”) as of November 30, 2018, the related statements of operations, changes in shareholders’ equity and cash flows for the period from December 28, 2017 (inception) through November 30, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of November 30, 2018, and the results of its operations and its cash flows for the period from December 28, 2017 (inception) through November 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor since 2018.

New York, NY

February 27, 2019

GREENLAND ACQUISITION CORPORATION
BALANCE SHEET
AS OF NOVEMBER 30, 2018

ASSETS
Current assets
Cash	$644,700
Prepaid expenses and other current assets	84,545
Total Current Assets	729,245

Marketable securities held in Trust Account	44,307,387
Total Assets	$45,036,632

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable and accrued expenses	$31,278
Total Current Liabilities	31,278

Deferred underwriting fees	979,487
Total Liabilities	1,010,765

Commitments
Ordinary shares subject to possible redemption, 3,875,458 shares at redemption value	39,025,866

Shareholders’ Equity
Preferred shares, no par value; unlimited shares authorized, none issued and outstanding	—
Ordinary shares, no par value; unlimited shares authorized; 1,906,542 shares issued and outstanding (excluding 3,875,458 shares subject to possible redemption)	5,066,785
Accumulated deficit	(66,784)
Total Shareholders’ Equity	5,000,001
Total Liabilities and Shareholders’ Equity	$45,036,632

The accompanying notes are an integral part of the financial statements.

GREENLAND ACQUISITION CORPORATION
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM DECEMBER 28, 2017 (INCEPTION) THROUGH NOVEMBER 30, 2018

Formation and operating costs	$372,998
Loss from operation	(372,998)

Other income:
Interest income	315,911
Change in value of deferred underwriting fee liability	(1,173)
Unrealized loss on marketable securities held in Trust Account	(8,524)
Net Loss	$(66,784)

Weighted average shares outstanding, basic and diluted(1)	1,415,310
Basic and diluted net loss per ordinary share(2)	$(0.24)

____________

(1)      Excludes an aggregate of 3,875,458 shares subject to possible redemption as of November 30, 2018.

(2)      Excludes interest income and unrealized losses of $270,746 attributable to shares subject to possible redemption for the period from December 28, 2017 (inception) through November 30, 2018 (see Note 3).

The accompanying notes are an integral part of the financial statements.

GREENLAND ACQUISITION CORPORATION
STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY
FOR THE PERIOD FROM DECEMBER 28, 2017 (INCEPTION) THROUGH NOVEMBER 30, 2018

	Ordinary Shares		Accumulated Deficit	Total Shareholders’ Equity
	Shares	Amount
Balance – December 28, 2017 (inception)	—	$—	$—	$—
Issuance of founder shares to Sponsor	1,150,000	25,000	—	25,000
Sale of 4,400,000 Units, net of underwriting discounts and offering expenses	4,400,000	41,247,551	—	41,247,551
Sale of 282,000 Private Units	282,000	2,820,000	—	2,820,000
Proceeds from the sale of unit purchase option	—	100	—	100
Forfeiture of founder shares	(50,000)	—	—	—
Ordinary shares subject to redemption	(3,875,458)	(39,025,866)	—	(39,025,866)
Net loss	—	—	(66,784)	(66,784)
Balance – November 30, 2018	1,906,542	$5,066,785	$(66,784)	$5,000,001

The accompanying notes are an integral part of the financial statements.

GREENLAND ACQUISITION CORPORATION
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM DECEMBER 28, 2017 (INCEPTION) THROUGH NOVEMBER 30, 2018

Cash Flows from Operating Activities:
Net loss	$(66,784)
Adjustments to reconcile net loss to net cash used in operating activities:
Change in value of deferred underwriting fee payable	1,173
Interest earned on marketable securities held in Trust Account	(315,911)
Unrealized loss on marketable securities held in Trust Account	8,524
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(84,545)
Accounts payable and accrued expenses	31,278
Net cash used in operating activities	(426,265)

Cash Flows from Investing Activities:
Investment of cash in Trust Account	(44,000,000)
Net cash used in investing activities	(44,000,000)

Cash Flows from Financing Activities:
Proceeds from issuance of founder shares to Sponsor	25,000
Proceeds from sale of Units, net of underwriting discounts paid	42,680,000
Proceeds from sale of Private Units	2,820,000
Proceeds from issuance of unit purchase option	100
Payment of offering costs	(454,135)
Proceeds from promissory note – related party	227,673
Repayment of promissory note – related party	(227,673)
Net cash provided by financing activities	45,070,965

Net Change in Cash	644,700
Cash – December 28, 2017 (inception)	—
Cash – Ending	$644,700

Non-Cash investing and financing activities:
Initial classification of ordinary shares subject to redemption	$39,084,280
Initial classification of deferred underwriting fee payable	$978,314
Change in value of ordinary shares subject to possible redemption	$(58,414)

The accompanying notes are an integral part of the financial statements.

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
NOVEMBER 30, 2018

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Greenland Acquisition Corporation (the “Company”) is a blank check company incorporated in the British Virgin Islands on December 28, 2017. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities (“Business Combination”). Although the Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination, the Company intends to focus on businesses that have their primary operations located in China. The Company has selected November 30 as its fiscal year end.

At November 30, 2018, the Company had not yet commenced any operations. All activity through November 30, 2018 relates to the Company’s formation, its initial public offering (the “Initial Public Offering”), which is described below, and identifying a target company for a Business Combination.

The registration statement for the Initial Public Offering was declared effective on July 24, 2018. On July 27, 2018, the Company consummated the Initial Public Offering of 4,400,000 units (“Units” and, with respect to the ordinary shares included in the Units being offered, the “Public Shares”), which includes a partial exercise by the underwriters of their over-allotment option in the amount of 400,000 Units, at $10.00 per Unit, generating gross proceeds of $44,000,000, which is described in Note 4.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 282,000 Units (the “Private Units”) at a price of $10.00 per Private Unit in a private placement to the Company’s sponsor, Greenland Asset Management Corporation (the “Sponsor”) and Chardan Capital Markets, LLC (and their designees) (“Chardan”), generating gross proceeds of $2,820,000, which is described in Note 5.

Transaction costs amounted to $2,752,449, consisting of $1,320,000 of underwriting fees, $978,314 of deferred underwriting fees (see Note 7) and $454,135 of other costs. In addition, as of July 27, 2018, $1,035,797 of cash was held outside of the Trust Account (as defined below) and is available for working capital purposes.

Following the closing of the Initial Public Offering on July 27, 2018, an amount of $44,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Units was placed in a trust account (“Trust Account”) which was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account to its shareholders, as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and sale of the Private Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. NASDAQ rules provide that the Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of the signing of an agreement to enter into a Business Combination. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company will provide its shareholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. In connection with a proposed Business Combination, the Company may seek shareholder approval of a Business Combination at a meeting called for such purpose at which shareholders may seek to redeem their shares, regardless of whether they vote for or against a Business Combination.

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
NOVEMBER 30, 2018

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks shareholder approval, a majority of the outstanding shares voted are voted in favor of the Business Combination.

If the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Company’s Second Amended and Restated Memorandum and Articles of Association provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to 15% or more of the Public Shares without the Company’s prior written consent.

The shareholders will be entitled to redeem their shares for a pro rata portion of the amount then in the Trust Account (initially $10.00 per share, subject to increase of up to an additional $0.30 per Unit in the event that the Sponsor elects to extend the period of time to consummate a Business Combination (see below), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The per-share amount to be distributed to shareholders who redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriter (as discussed in Note 8). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants or rights.

If a shareholder vote is not required and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Second Amended and Restated Memorandum and Articles of Association, offer such redemption pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination.

The Sponsor and the Company’s officers and directors (the “initial shareholders”) and Chardan have agreed (a) to vote their founder shares (see Note 6), the ordinary shares included in the Private Units (the “Private Shares”) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination, (b) not to propose an amendment to the Company’s Second Amended and Restated Memorandum and Articles of Association with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company provides dissenting public shareholders with the opportunity to redeem their Public Shares in conjunction with any such amendment, (c) not to redeem any shares (including the founder shares) and Private Units (including underlying securities) into the right to receive cash from the Trust Account in connection with a shareholder vote to approve a Business Combination (or to sell any shares in a tender offer in connection with a Business Combination if the Company does not seek shareholder approval in connection therewith) or a vote to amend the provisions of the Second Amended and Restated Memorandum and Articles of Association relating to shareholders’ rights of pre-Business Combination activity and (d) that the founder shares and Private Units (including underlying securities) shall not participate in any liquidating distributions upon winding up if a Business Combination is not consummated. However, the initial shareholders will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares purchased during or after the Initial Public Offering if the Company fails to complete its Business Combination.

The Company will have until July 27, 2019 to consummate a Business Combination. However, if the Company anticipates that it may not be able to consummate a Business Combination by July 27, 2019, the Company may extend the period of time to consummate a Business Combination up to three times, each by an additional three months (for a total of 21 months to complete a Business Combination (the “Combination Period”)). In order to extend the time available for the Company to consummate a Business Combination, the Sponsor or its affiliate or designees must deposit into the Trust Account $440,000, or $0.10 per Unit, on or prior to the date of the applicable deadline, for each three month extension.

If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than five business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
NOVEMBER 30, 2018

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable and less interest to pay dissolution expenses up to $50,000), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law. The underwriter has agreed to waive its rights to the deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than $10.00 per share.

The Sponsor has agreed that it will be liable to the Company, if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below $10.00 per share, subject to increase of up to an additional $0.30 per share in the event that the Company elects to extend the period of time to consummate a Business Combination, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

NOTE 2. LIQUIDITY

As of November 30, 2018, the Company had $644,700 in its operating bank accounts, $44,307,387 in marketable securities held in the Trust Account to be used for a Business Combination or to repurchase or convert shares in connection therewith and working capital of $697,967. As of November 30, 2018, approximately $316,000 of the amount on deposit in the Trust Account represented interest income, which is available to pay the Company’s tax obligations. To date the Company has not withdrawn any interest from the Trust Account in order to pay its taxes.

Until the consummation of a Business Combination, the Company will be using the funds not held in the Trust Account primarily to pay the expenses of being a public company and to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses, review corporate documents and material agreements of prospective target businesses, select the target business to acquire and structure, negotiate and consummate a Business Combination.

Subsequent to the consummation of the Initial Public Offering, the Company entered into consulting arrangements for services to help identify and introduce the Company to potential targets and provide assistance with due diligence, deal structuring and documentation of a Business Combination. These agreements provide for aggregate monthly fees of approximately $33,000.

The Company may raise additional capital through loans or additional investments from the Sponsor, an affiliate of the Sponsor, or its officers and directors. The Company’s officers and directors and the Sponsor or its affiliates may, but are not obligated to, loan the Company funds, from time to time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs.

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
NOVEMBER 30, 2018

NOTE 2. LIQUIDITY (cont.)

The Company does not believe it will need to raise additional funds in order to meet expenditures required for operating its business. Neither the Sponsor or its affiliates, nor any of the officers or directors are under any obligation to advance funds to, or invest in, the Company. Accordingly, the Company may not be able to obtain additional financing. Should circumstances change and the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to suspending the pursuit of a potential transaction. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. Even if the Company can obtain sufficient financing or raise additional capital, it only has until July 27, 2019 (or April 27, 2020, if fully extended) to consummate a Business Combination. There is no assurance that the Company will be able to do so prior to July 27, 2019 (or April 27, 2020, if fully extended).

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging growth company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future events. Accordingly, the actual results could differ significantly from the Company’s estimates.

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
NOVEMBER 30, 2018

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of November 30, 2018.

Marketable securities held in Trust Account

At November 30, 2018, the assets held in the Trust Account were substantially held in U.S. Treasury Bills.

Ordinary shares subject to possible redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at November 30, 2018, ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

Income taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company’s management determined that the British Virgin Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of November 30, 2018. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by foreign taxing authorities in the area of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

The Company is considered to be an exempted British Virgin Islands Company with no connection to any other taxable jurisdiction, and is presently not subject to income taxes or income tax filing requirements in the British Virgin Islands or the United States. As such, the Company’s tax provision is zero.

Net loss per ordinary share

Net loss per ordinary share is computed by dividing net loss by the weighted average number of ordinary shares outstanding for the period. The Company applies the two-class method in calculating earnings per share. Ordinary shares subject to possible redemption at November 30, 2018, which are not currently redeemable and are not

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
NOVEMBER 30, 2018

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

redeemable at fair value, have been excluded from the calculation of basic net loss per ordinary share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. The Company has not considered the effect of (1) warrants sold in the Initial Public Offering and the private placement to purchase 2,341,000 ordinary shares, (2) rights sold in the Initial Public Offering and the private placement that convert into 468,200 ordinary shares, and (3) a unit purchase option sold to the underwriter is exercisable for 240,000 ordinary shares, warrants to purchase 120,000 ordinary shares and rights that convert into 24,000 ordinary shares, in the calculation of diluted loss per share, since the exercise of the warrants and the conversion of the rights into ordinary shares are contingent upon the occurrence of future events. As a result, diluted net loss per ordinary share is the same as basic net loss per ordinary share for the periods presented.

Reconciliation of net loss per ordinary share

The Company’s net loss is adjusted for the portion of income that is attributable to ordinary shares subject to redemption, as these shares only participate in the earnings of the Trust Account and not the income or losses of the Company. Accordingly, basic and diluted loss per ordinary share is calculated as follows:

For the Period from December 28, 2017 (Inception) Through November 30, 2018
Net loss	$(66,784)
Less: Income attributable to ordinary shares subject to redemption	(270,746)
Adjusted net loss	$(337,530)
Weighted average shares outstanding, basic and diluted	1,415,310
Basic and diluted net loss per ordinary share	$(0.24)

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution. At November 30, 2018, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Recently issued accounting standards

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 4. INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 4,400,000 Units at a purchase price of $10.00 per Unit, which included a partial exercise by the underwriters of their over-allotment option in the amount of 400,000 Units at $10.00 per Unit. Each Unit consists of one ordinary share, one right (“Public Right”) and one redeemable warrant (“Public Warrant”). Each Public Right will convert into one-tenth (1/10) of one ordinary share upon consummation of a Business Combination. Each Public Warrant entitles the holder to purchase one-half of one ordinary share at an exercise price of $11.50 per whole share (see Note 8).

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
NOVEMBER 30, 2018

NOTE 5. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor and Chardan (and their designees) purchased an aggregate of 282,000 Private Units at $10.00 per Private Unit for aggregate purchase price of $2,820,000, of which 260,000 Private Units were purchased by the Sponsor and 22,000 Private Units were purchased by Chardan. The proceeds from the sale of the Private Units were added to the net proceeds from the Initial Public Offering held in the Trust Account.

The Private Units are identical to the Units sold in the Initial Public Offering, except for the private warrants (the “Private Warrants”), as described in Note 8. In addition, the Private Units are not transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Warrants and private rights will expire worthless.

NOTE 6. RELATED PARTY TRANSACTIONS

Founder Shares

In March 2018, the Company issued an aggregate of 1,150,000 founder shares to the Sponsor for an aggregate purchase price of $25,000 in cash. The founder shares included an aggregate of up to 150,000 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Sponsor would collectively own 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the initial shareholders did not purchase any Public Shares in the Initial Public Offering and excluding the Private Units and underlying securities). As a result of the underwriters’ election to partially exercise their over-allotment option to purchase 400,000 Units and the waiver of the remainder of their overallotment option, 100,000 founder shares were no longer subject to forfeiture and 50,000 founder shares were forfeited.

The initial shareholders have agreed not to transfer, assign or sell any of the founder shares (except to certain permitted transferees) until, with respect to 50% of the founder shares, the earlier of (i) six months after the date of the consummation of a Business Combination, or (ii) the date on which the closing price of the Company’s ordinary shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after a Business Combination, with respect to the remaining 50% of the founder shares, upon six months after the date of the consummation of a Business Combination, or earlier, in each case, if, subsequent to a Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Promissory Note — Related Party

On March 28, 2018, the Company issued an unsecured promissory note to the Sponsor, pursuant to which the Company borrowed an aggregate principal amount of $227,673. The note was non-interest bearing and payable on the earlier of (i) September 30, 2018 or (ii) the consummation of the Initial Public Offering. The promissory note was repaid upon the consummation of the Initial Public Offering on July 27, 2018.

Administrative Services Arrangement

The Company entered into an agreement with Puhui Wealth Investment Management (Beijing) Co., Ltd. (“Puhui”), an affiliate of a member of the Sponsor whereby, commencing on July 24, 2018 through the earlier of the Company’s consummation of a Business Combination and its liquidation, Puhui agreed to make available to the Company certain general and administrative services, including office space, utilities and administrative services, as the Company may require from time to time. The Company will pay Puhui $10,000 per month for these services. For the period from December 28, 2017 (inception) through November 30, 2018, the Company incurred $40,000 in fees for these services, of which $10,000 is included in accounts payable and accrued expenses in the accompanying balance sheet.

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
NOVEMBER 30, 2018

NOTE 6. RELATED PARTY TRANSACTIONS (cont.)

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be converted upon consummation of a Business Combination into additional Private Units at a price of $10.00 per Unit. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

Related Party Extension Loans

As discussed in Note 1, the Company may extend the period of time to consummate a Business Combination up to three times, each by an additional three months (for a total of 21 months to complete a Business Combination). In order to extend the time available for the Company to consummate a Business Combination, the Sponsor or its affiliates or designees must deposit into the Trust Account $440,000, or $0.10 per Unit, on or prior to the date of the applicable deadline, for each three month extension. Any such payments would be made in the form of a loan. The terms of the promissory note to be issued in connection with any such loans have not yet been negotiated. If the Company completes a Business Combination, the Company would repay such loaned amounts out of the proceeds of the Trust Account released to the Company. If the Company does not complete a Business Combination, the Company will not repay such loans. Furthermore, the letter agreement with the initial shareholders contains a provision pursuant to which the Sponsor has agreed to waive its right to be repaid for such loans in the event that the Company does not complete a Business Combination. The Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for the Company to complete a Business Combination.

NOTE 7. COMMITMENTS AND CONTINGENCIES

Registration Rights

Pursuant to a registration rights agreement entered into on July 24, 2018, the holders of the founder shares, Private Units (and their underlying securities) and any Units that may be issued upon conversion of the Working Capital Loans (and underlying securities) are entitled to registration rights. The holders of 25% of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination. Notwithstanding the foregoing, Chardan may not exercise its demand and “piggyback” registration rights after five (5) and seven (7) years after the effective date of the registration statement and may not exercise its demand rights on more than one occasion. The registration rights agreement does not contain liquidating damages or other cash settlement provisions resulting from delays in registering the Company’s securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriters were paid a cash underwriting discount of $1,320,000. In addition, the underwriters deferred their fee of $979,487, which assumes the redemption of 3,875,458 ordinary shares as of November 30, 2018 in connection with a Business Combination. However, in the event no shares are redeemed, the underwriters would be entitled to a fee of $1,760,000. The deferred fee will be paid in cash upon the closing of a Business Combination from the amounts held in the Trust Account, subject to the terms of the underwriting agreement.

NOTE 8. SHAREHOLDERS’ EQUITY

Preferred Shares — The Company is authorized to issue an unlimited number of no par value preferred shares, divided into five classes, Class A through Class E, each with such designation, rights and preferences as may be determined by a resolution of the Company’s board of directors to amend the Memorandum and Articles of Association

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
NOVEMBER 30, 2018

NOTE 8. SHAREHOLDERS’ EQUITY (cont.)

to create such designations, rights and preferences. The Company has five classes of preferred shares to give the Company flexibility as to the terms on which each Class is issued. All shares of a single class must be issued with the same rights and obligations. Accordingly, starting with five classes of preferred shares will allow the Company to issue shares at different times on different terms. At November 30, 2018, there were no preferred shares designated, issued or outstanding.

Ordinary Shares — The Company is authorized to issue an unlimited number of no par value ordinary shares. Holders of the Company’s ordinary shares are entitled to one vote for each share. At November 30, 2018, there were 1,906,542 ordinary shares issued and outstanding, excluding 3,875,458 ordinary shares subject to possible redemption.

Rights — Each holder of a right will receive one-tenth (1/10) of one ordinary share upon consummation of a Business Combination, even if the holder of such right redeemed all Public Shares held by it in connection with a Business Combination. No fractional shares will be issued upon exchange of the rights. No additional consideration will be required to be paid by a holder of rights in order to receive its additional shares upon consummation of a Business Combination as the consideration related thereto has been included in the Unit purchase price paid for by investors in the Initial Public Offering. If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement provides for the holders of rights to receive the same per share consideration the holders of the ordinary shares will receive in the transaction on an as-converted into ordinary share basis and each holder of a right will be required to affirmatively convert its rights in order to receive the 1/10 of one share underlying each right (without paying additional consideration). The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company).

If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.

Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) the consummation of a Business Combination or (b) July 24, 2019. No Public Warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the ordinary shares issuable upon exercise of the Public Warrants and a current prospectus relating to such ordinary shares. Notwithstanding the foregoing, if a registration statement covering the ordinary shares issuable upon the exercise of the Public Warrants is not effective within 90 days from the consummation of a Business Combination, the holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise the Public Warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their Public Warrants on a cashless basis. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

The Company may call the warrants for redemption (excluding the Private Warrants), in whole and not in part, at a price of $0.01 per warrant:

•        at any time while the Public Warrants are exercisable,

•        upon not less than 30 days’ prior written notice of redemption to each Public Warrant holder,

•        if, and only if, the reported last sale price of the ordinary shares equals or exceeds $16.50 per share, for any 20 trading days within a 30 trading day period ending on the third trading day prior to the notice of redemption to Public Warrant holders, and

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
NOVEMBER 30, 2018

NOTE 8. SHAREHOLDERS’ EQUITY (cont.)

•        if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of ordinary shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of ordinary shares at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.

The Private Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Warrants and the ordinary shares issuable upon the exercise of the Private Warrants are not transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Warrants are exercisable on a cashless basis and are non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

Unit Purchase Option

On July 27, 2018, the Company sold to Chardan (and its designees), for $100, an option to purchase up to 240,000 Units exercisable at $11.50 per Unit (or an aggregate exercise price of $2,760,000) commencing on the later of July 24, 2019 and the consummation of a Business Combination. The unit purchase option may be exercised for cash or on a cashless basis, at the holder’s option, and expires July 24, 2023. The Units issuable upon exercise of the option are identical to those offered in the Initial Public Offering. The Company accounted for the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Initial Public Offering resulting in a charge directly to shareholders’ equity. The Company estimated the fair value of the unit purchase option to be approximately $732,000 (or $3.05 per Unit) using the Black-Scholes option-pricing model. The fair value of the unit purchase option granted to the underwriters was estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 2.84% and (3) expected life of five years. The option and such units purchased pursuant to the option, as well as the ordinary shares underlying such units, the rights included in such units, the ordinary shares that are issuable for the rights included in such units, the warrants included in such units, and the shares underlying such warrants, have been deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 5110(g)(1) of FINRA’s NASDAQ Conduct Rules. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following the date of Initial Public Offering except to any underwriter and selected dealer participating in the Initial Public Offering and their bona fide officers or partners. The option grants to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the effective date of the registration statement with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or the Company’s recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of ordinary shares at a price below its exercise price.

GREENLAND ACQUISITION CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
NOVEMBER 30, 2018

NOTE 9. FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:

Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:

Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at November 30, 2018, indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	November 30, 2018
Assets:
Marketable securities held in Trust Account	1	$44,307,387

NOTE 10. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

ZHONGCHAI HOLDING (HONG KONG) LIMITED
AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

CONTENTS

PAGE	F-37 – F-38	CONDENSED CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2019 (UNAUDITED) AND DECEMBER 31, 2018
PAGE	F-39	CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND 2018 (UNAUDITED)
PAGE	F-40	CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND 2018 (UNAUDITED)
PAGE	F-41 – F-42	CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND 2018 (UNAUDITED)
PAGE	F-43 – F-60	NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF JUNE 30, 2019 (UNAUDITED) AND DECEMBER 31, 2018
(IN U.S. DOLLARS)

	June 30 2019	December 31, 2018
ASSETS	(Unaudited)
Current assets
Cash and cash equivalents	$4,714,552	$3,377,564
Restricted cash	562,945	3,405,044
Notes receivables	14,972,902	16,342,689
Accounts receivable, net of allowance for doubtful accounts of $1,018,588 and $906,138, respectively	12,856,480	10,176,069
Inventories (net of provision for slow moving inventory of $193,906 and $178,107, respectively)	12,419,855	12,400,474
Advance to suppliers	49,345	32,878
Prepayments and Other current assets	236,090	2,511,124
Total Current Assets	$45,812,169	$48,245,842

Non-current asset
Property, plant and equipment, net	21,046,378	20,451,129
Construction in progress	280,667	1,607,324
Land use rights, net	3,964,270	3,888,756
Due from related parties	34,030,261	32,861,718
Deferred tax assets	533,908	578,652
Goodwill	3,947	3,954
Other non-current assets	801,836	2,913
Total non-current assets	$60,661,267	$59,394,446
TOTAL ASSETS	$106,473,436	$107,640,288

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (Continued)
AS OF JUNE 30, 2019 (UNAUDITED) AND DECEMBER 31, 2018
(IN U.S. DOLLARS)

	June 30 2019	December 31, 2018

	(Unaudited)
Current Liabilities
Notes payable-bank acceptance notes	$12,433,153	$17,120,504
Short-term bank loans	19,059,464	19,620,585
Accounts payable	16,710,619	14,971,444
Taxes payables	97,675	155,346
Customer deposits	62,941	68,588
Due to related parties	3,617,753	3,309,998
Other current liabilities	2,706,477	4,203,881
Long-term payables – current portion	2,556,449	—
Total current liabilities	$57,244,531	$59,450,346

Long-term liabilities
Long-term bank loans	1,818,235	6,556,708
Long-term payables	2,670,621	—
Other long-term liabilities	2,206,984	1,994,366
Total long-term liabilities	$6,695,840	$8,551,074
TOTAL LIABILITIES	$63,940,371	$68,001,420

EQUITY
Ordinary shares, $0.00129 par value, 1,000,000 shares authorized	1,290	1,290
Additional paid-in capital	12,300,015	12,300,015
Retained earnings	21,863,375	19,191,427
Accumulated other comprehensive income	447,218	525,483
Total shareholders’ equity	$34,611,898	$32,018,215
Non-controlling interest	7,921,167	7,620,653
TOTAL EQUITY	$42,533,065	$39,638,868

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$106,473,436	$107,640,288

See accompanying notes to the consolidated financial statements

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(UNAUDITED, IN U.S. DOLLARS)

	For the six months ended June 30,
	2019	2018
REVENUES	$28,550,770	$36,005,561
COST OF GOODS SOLD	21,925,996	26,756,080
GROSS PROFIT	6,624,774	9,249,481
Selling expenses	598,096	595,928
General and administrative expenses	890,293	1,270,563
Research and development expenses	1,150,779	1,190,476
Total operating expenses	$2,639,168	$3,056,967

INCOME FROM OPERATIONS	$3,985,606	$6,192,514
Interest income	13,093	15,214
Interest expense	(877,543)	(831,074)
Other income	462,047	292,749
INCOME BEFORE INCOME TAX	$3,583,203	$5,669,403
INCOME TAX	576,951	984,051
NET INCOME	$3,006,252	$4,685,352

OTHER COMPREHENSIVE LOSS
Foreign currency translation loss	(112,055)	(599,437)
TOTAL OTHER COMPREHENSIVE LOSS	(112,055)	(599,437)
TOTAL COMPREHENSIVE INCOME	2,894,197	4,085,915

NET INCOME ATTRIBUTABLE TO ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES	$2,671,948	$4,182,074
NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	334,304	503,278
NET INCOME	$3,006,252	$4,685,352
TOTAL COMPREHENSIVE INCOME ATTRIBUTABLE TO:	2,894,197	4,085,915
OWNERS OF ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES	2,593,683	3,815,838
NONCONTROLLING INTEREST	$300,514	$270,077

EARNINGS PER ORDINARY SHARE
Basic and diluted	2.67	4.18

See accompanying notes to the consolidated financial statements

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY
FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(UNAUDITED, IN U.S. DOLLARS, EXCEPT FOR SHARE DATA)

	Total Zhongchai Holding (Hong Kong) Limited Shareholders’ Equity
	Ordinary Shares $0.00129 Par Value		Additional Paid-in Capital	Treasury stock		Accumulated Other Comprehensive Income/(loss)	Statutory Reserve	Retained Earnings	Non-controlling Interest	Total
	Shares	Amount		Shares	Amount
Balance at December 31, 2017 (Audited)	1,000,000	1,290	12,300,015	—	—	1,573,232	—	13,308,953	7,895,112	35,078,602
Net income	—	—		—	—		—	4,182,074	503,278	4,685,352
Foreign currency translation adjustment	—	—		—	—	(366,236)	—	—	(233,201)	(599,437)
Balance at June 30, 2018 (Unaudited)	1,000,000	1,290	12,300,015	—	—	1,206,996	—	17,491,027	8,165,189	39,164,517

Balance at December 31, 2018 (Audited)	1,000,000	1,290	12,300,015	—	—	525,483	—	19,191,427	7,620,653	39,638,868

Net income	—	—	—	—	—	—	—	2,671,948	334,304	3,006,252
Foreign currency translation adjustment	—	—	—	—	—	(78,265)	—	—	(33,790)	(112,055)
Balance at June 30, 2019 (Unaudited)	1,000,000	$1,290	$12,300,015	—	—	$447,218	—	$21,863,375	$7,921,167	$42,533,065

See accompanying notes to the consolidated financial statements

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(UNAUDITED, IN U.S. DOLLARS)

	For the six months ended June 30,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,006,252	$4,685,352

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,141,549	570,479
Loss on disposal of property and equipment	99	9,048
Allowance for doubtful accounts	31,490	629,753
Investment (loss)	(82,447)	(142,241)

Changes in operating assets and liabilities:
Increase (Decrease) In:
Accounts receivable	(2,854,451)	(10,401,860)
Notes receivable	1,395,085	5,461,101
Inventories	(171,162)	(3,036,170)
Advance to suppliers	(16,775)	35,277
Other current and noncurrent assets	313,325	(198,495)
Deferred tax assets	44,434	(110,153)
Due from related parties	397	(579,075)

Increase (Decrease) In:
Accounts payable	2,193,016	5,474,291
Notes payable	(1,849,907)	(1,743,245)
Customer deposits	(5,616)	(286,270)
Other current liabilities	(36,589)	(253,042)
Income tax payable	(58,285)	(589,735)
Due to related parties	(39,258)	323,753
Other long-term liabilities	219,278	326,552
NET CASH PROVIDED BY OPERATING ACTIVITES	$3,230,435	$175,320

See accompanying notes to the consolidated financial statements

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(UNAUDITED, IN U.S. DOLLARS)

	For the six months ended June 30,
	2019	2018
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of plant and equipment	$(826,008)	$(3,769,920)
Proceeds from sale of property, plant and equipment	—	2,273
Purchases of land use rights and other intangible assets	(128,335)	—
Short term investment in cash management products	2,215,167	6,184,437
Collection of Investment income	82,447	142,241
NET CASH PROVIDED BY INVESTING ACTIVITES	$1,343,271	$2,559,031

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from short-term bank loans	$17,674,075	$3,131,361
Repayments of short-term bank loans	(18,210,145)	(391,420)
Repayments of long-term bank loans	(4,799,527)	—
Bank acceptance deposit	(2,879,623)	(363,514)
Loans from related parties	1,993,650	—
Repayment of loans from related parties	(1,476,778)	—
Repayment of loans from third parties	(1,476,778)	(2,677,313)
Dividend paid	(1,407,172)	—
Proceeds from long-term payables	6,172,931	—
Deposits for the long-term payables	(819,612)	—
Repayment of long-term payables	(678,182)	—
Financing expense for the long-term payables	(187,939)	—
NET CASH USED IN FINANCING ACTIVITES	$(6,095,100)	$(300,886)
NET INCREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	$(1,521,394)	$2,433,465
Effect of exchange rate changes on cash	16,283	(77,642)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF YEAR	6,782,608	5,194,071
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$5,277,497	$7,549,894
Bank balances and cash	4,714,552	4,066,861
Bank balances and cash included in assets classified as restricted cash	562,945	3,483,033

SUPPLEMENTARY CASH FLOW INFORMATION
Income taxes paid	431,798	1,683,939
Interest paid	678,732	957,660

See accompanying notes to the consolidated financial statements

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — ORGANIZATION AND PRINCIPAL ACTIVITIES

Zhongchai Holding (Hong Kong) Limited, (“Zhongchai Holding” or the “Company”) was established on April 23, 2009 in Hong Kong Special Administrative Region of the People’s Republic of China.

The Company’s Shareholders

Currently, Cenntro Holding Limited owns 100% of Zhongchai Holding’s outstanding ordinary shares. Cenntro Holding Limited is controlled and beneficially owned by Mr. Peter Zuguang Wang, chairman of the Company.

The Company’s Subsidiaries

Zhejiang Zhongchai Machinery Co., Ltd. (“Zhejiang Zhongchai”), the subsidiary of the Company, is the sole shareholder of Zhejiang Shengte Transmission Co., Ltd. (“Shengte”). Zhejiang Zhongchai also owns 62.5% of Shanghai Hengyu Enterprise Management Consulting Co., Ltd. (“Hengyu”). Hangzhou Greenland Robotics Technologies Co., Ltd. (“Hangzhou Greenland”) is a wholly-owned subsidiary of the Company.

Zhejiang Zhongchai

Zhejiang Zhongchai, a limited liability company registered on November 21, 2005, is the direct operating subsidiary of Zhongchai Holding in China. On April 5, 2007, Usunco Automotive Limited (“Usunco”), a British Virgin Islands limited liability company incorporated on April 24, 2006, invested $8,000,000 USD into Zhejiang Zhongchai for its approximately 75.47% interest. On December 16, 2009, Usunco agreed to transfer its 75.47% interest in Zhejiang Zhongchai to Zhongchai Holding. On April 26, 2010, Xinchang County Keyi Machinery Co., Ltd. transferred all its 24.528% interest in Zhejiang Zhongchai to Zhongchai Holding for a consideration of US$2.6 million. On November 1, 2017, Xinchang County Jiuxin Investment Management Partnership (LP) (“Jiuxin”), an entity controlled and beneficially owned by Mr. Mengxing He, president of Zhejiang Zhongchai, closed its investment of approximately RMB31,590,000 in Zhejiang Zhongchai for 10.53% of its interest. As of June 30, 2019, Zhongchai Holding owns approximately 89.47% of Zhejiang Zhongchai and Jiuxin owns approximately 10.53% of Zhejiang Zhongchai.

Through Zhejiang Zhongchai, the Company has been engaged in the manufacture and sale of transmission systems mainly for forklift trucks since 2006. These forklift trucks are used in manufacturing and logistics applications, such as factory, workshop, warehouse, fulfillment centers, shipyards and seaports. The transmission systems are the key components for the forklift trucks. The Company supplies transmission systems to forklift truck manufacturers. Its transmission systems fit for forklift trucks ranging from 1 to 15 tons, with either mechanical shift or automatic shift. All the products are currently manufactured at the Company’s facility in Xinchang, Zhejiang Province, China and are sold to both domestic and oversea markets. The Company plans to move to its new factory in Zhejiang Province, China, by the end of 2019.

Shengte

Shengte is a limited liability company registered on February 24, 2006 in Xinchang High-Tech Industrial Park, Zhejiang, China.

Shengte manufactures parts of transmission boxes for Zhejiang Zhongchai. All the parts are manufactured in the Company’s Xinchang facility and are sold internally to Zhejiang Zhongchai.

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — ORGANIZATION AND PRINCIPAL ACTIVITIES (cont.)

Hengyu

Hengyu is a limited liability company registered on September 10, 2015 in Shanghai Free Trade Zone, Shanghai, China. Hengyu holds no assets other than an account receivable owed by Cenntro Holding Limited. Main business of Hengyu are investment management and consulting services.

As of June 30, 2019, the subsidiaries of the Company were as follows:

Name	Domicile and Date of Incorporation	Paid-in Capital		Percentage of Effective Ownership	Principal Activities
Zhejiang Zhongchai Machinery Co., Ltd.	PRC November 21, 2005	USD	28,612,943	89.47%	Manufacture, sale of various transmission boxes
Zhejiang Shengte Transmission Co., Ltd.	PRC February 24, 2006	RMB	5,000,000	89.47%	Manufacture and sale of parts of transmission box
Shanghai Hengyu Enterprise Management Consulting Co., Ltd.	PRC September 10, 2015	RMB	251,500,000	55.92%	Investment management and consulting services.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of Zhongchai Holding (Hong Kong) Limited and its subsidiaries and have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). Intercompany accounts and transactions have been eliminated upon consolidation.

Use of Estimates

The preparation of the consolidated and combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made. Actual results could differ from those estimates.

Non-controlling Interest

Non-controlling interests in the Company’s subsidiaries are recorded in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 810 Consolidation (“ASC 810”) and are reported as a component of equity, separate from the parent’s equity. Purchase or sale of equity interests that do not result in a change of control are accounted for as equity transactions. Results of operations attributable to the non-controlling interest are included in our consolidated results of operations and, upon loss of control, the interest sold, as well as interest retained, if any, will be reported at fair value with any gain or loss recognized in earnings.

Foreign Currency Translation

The accompanying consolidated financial statements are presented in United States dollars (“US$” or “$”). The functional currency of the Company is Renminbi (“RMB”). The consolidated financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred. The resulting transaction adjustments are recorded as a component of shareholders’ equity. Gains and losses from foreign currency transactions are included in net income.

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

	For the six months ended June 30,
	2019	2018
Period end RMB: US$ exchange rate	6.8748	6.6166
Period average RMB: US$ exchange rate	6.7715	6.3870

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

Revenue Recognition

In accordance with the ASC Topic 606, “Revenue from Contracts with Customers”, the Company recognizes revenues when goods or services are transferred to customers in an amount that reflects the consideration which the Company expects to receive in exchange for those goods or services. In determining when and how revenues are recognized from contracts with customers, the Company performs the following five-step analysis: (i) identification of contract with customer; (ii) determination of performance obligations; (iii) measurement of the transaction price; (iv) allocation of the transaction price to the performance obligations; and (v) recognition of revenues when (or as) the Company satisfies each performance obligation. The Company derives revenues from the processing, distribution and sale of own products. The Company recognizes its revenues net of value-added taxes (“VAT”). The Company is subject to VAT which had been levied at the rate of 17% on the invoiced value of sales until April 30, 2018, after which date the rate was reduced to 16%. VAT rate was further reduced to 13% starting from April 1, 2019. Output VAT is borne by customers in addition to the invoiced value of sales and input VAT is borne by the Company in addition to the invoiced value of purchases to the extent not refunded for export sales.

Revenues are recognized at a point in time once the Company has determined that the customer has obtained control over the product. Control is typically deemed to have been transferred to the customer when the performance obligation is fulfilled, usually at the time of delivery, at the net sales price (transaction price) and each of the criteria under ASC 606 have been met. Contract terms may require the Company to deliver the finished goods to the customers’ location or the customer may pick up the finished goods at the Company’s factory. International sales are recognized when shipment clears customs and leaves the port.

The Company started adoption of ASC 606 for the fiscal year ended December 31, 2018, using the transition method of Modified-Retrospective Method (“MRM”). The adoption of ASC 606 had no impact on the Company’s beginning balance of retained earnings.

The Company’s contracts are predominantly short-term in nature with a contract term of one year or less. For those contracts, the Company has utilized the practical expedient in ASC Topic 606 exempting the Company from disclosure of the transaction price allocated to remaining performance obligations if the performance obligation is part of a contract that has an original expected duration of one year or less. Receivables are recorded when the Company has an unconditional right to consideration.

Contracts do not offer any chargeback or price protection. The Company experienced no product returns and recorded no reserve for sales returns for the six months ended June 30, 2019 and 2018, respectively.

The following table sets forth disaggregation of revenue:

	For the six months ended June 30,
Major Product	2019	2018
Transmission boxes for Forklift	25,778,879	31,131,229
Transmission boxes for Non-Forklift (EV, etc.)	2,771,891	4,874,332
Total	28,550,770	36,005,561

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Cost of Goods Sold

Cost of goods sold consists primarily of material costs, freight charges, purchasing and receiving costs, inspection costs, warehousing costs, internal transfer costs, wages, employee compensation, amortization, depreciation and related costs, which are directly attributable to the production of products. Write-down of inventory to lower of cost or market is also recorded in cost of goods sold.

Selling Expenses

Selling expenses include operating expenses such as payroll and traveling and transportation expenses.

General and Administrative Expenses

General and administrative expenses include management and office salaries and employee benefits, deprecation for office facility and office equipment, travel and entertainment, legal and accounting, consulting fees and other office expenses.

Research and Development

Research and development costs are expensed as incurred and totaled approximately $1,150,779 and $1,190,476 for the six months ended June 30, 2019 and 2018, respectively. Research and development costs are incurred on a project specific basis.

Retirement Benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to operations as incurred. Retirement benefits of $98,563 and $120,306 were charged to operations for the six months ended June 30, 2019 and 2018, respectively.

Income Taxes

The Company accounts for income taxes following the liability method pursuant to FASB ASC 740 “Income Taxes”. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the period in which the differences are expected to reverse. The Company records a valuation allowance to offset deferred tax assets if, based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rate is recognized in income in the period that includes the enactment date.

The Company also follows FASB ASC 740, which addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. The Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. ASC 740 also provides guidance on recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. As of June 30, 2019, the Company did not have a liability for unrecognized tax benefits. It is unlikely that the amount of liability for unrecognized tax benefits will significantly change over the next 12 months. It is the Company’s policy to include penalties and interest expense related to income taxes as a component of other expense and interest expense, respectively, as necessary. The Company’s historical tax years will always remain open for examination by the local authorities.

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Value-Added Tax

Enterprises or individuals, who sell commodities, engage in repair and maintenance or import or export goods in the PRC are subject to a value added tax in accordance with Chinese Laws. The VAT standard rate had been 17% of the gross sale price until April 30, 2018, after which date the rate was reduced to 16%. VAT rate was further reduced to 13% starting from April 1, 2019. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Company’s finished products can be used to offset the VAT due on the sales of the finished products.

Statutory Reserve

In accordance with the PRC Regulations on Enterprises with Foreign Investment, an enterprise established in the PRC with foreign investment is required to provide for certain statutory reserves, namely (i) General Reserve Fund, (ii) Enterprise Expansion Fund and (iii) Staff Welfare and Bonus Fund, which are appropriated from net profit as reported in the enterprise’s PRC statutory accounts. A wholly-owned foreign enterprise is required to allocate at least 10% of its annual after-tax profit to the General Reserve Fund until the balance of such fund has reached 50% of its respective registered capital. A non-wholly-owned foreign invested enterprise is permitted to provide for the above allocation at the discretion of its board of directors. Appropriations to the Enterprise Expansion Fund and Staff Welfare and Bonus Fund are at the discretion of the board of directors for all foreign invested enterprises. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends.

Comprehensive Income (loss)

Comprehensive income (loss) is defined as the change in equity during the year from transactions and other events, excluding the changes resulting from investments by owners and distributions to owners, and is not included in the computation of income tax expense or benefit. Accumulated comprehensive income (loss) consists of foreign currency translation. The Company presents comprehensive income (loss) in accordance with ASC Topic 220, “Comprehensive Income”. ASC Topic 220 states that all items that are required to be recognized under accounting standards as components of comprehensive income (loss) be reported in the consolidated financial statements.

Cash and Cash Equivalents

For financial reporting purposes, the Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents. The Company maintains no bank account in the United States of America. The Company maintains its bank accounts in China. Balances at financial institutions or state-owned banks within China are not covered by insurance. However, the Company has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts.

Restricted Cash

Restricted cash represents amounts held by a bank as security for bank acceptance notes and therefore is not available for the Company’s use until such time as the bank acceptance notes have been fulfilled or expired, normally within a twelve-month period.

Fair Value of Financial Instruments

The Company applies the provisions of ASC 820, Fair Value Measurements and Disclosures, to the financial instruments that are required to be carried at fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. The Company uses a three-tier fair

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

value hierarchy based upon observable and non-observable inputs that prioritizes the information used to develop our assumptions regarding fair value. Fair value measurements are separately disclosed by level within the fair value hierarchy.

•        Level 1 — defined as observable inputs such as quoted prices in active markets for identical assets or liabilities;

•        Level 2 — defined as inputs other than quoted prices in active markets, that are either directly or indirectly observable; and

•        Level 3 — defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The company’s financial instruments primarily consist of cash and cash equivalents, restricted cash, accounts receivable, notes receivable, accounts payable, other payables and accrued liabilities, short-term bank loans, and bond payable.

The carrying value of cash and cash equivalents, restricted cash, accounts receivable, accounts payable, and other current assets and liabilities approximate fair value because of the short-term nature of these items. The estimated fair values of short-term bank loans were not materially different from their carrying value as presented due to the short maturities and that the interest rates on the borrowing approximate those that would have been available for loans of similar remaining maturity and risk profile. As the carrying amounts are reasonable estimates of the fair value, these financial instruments are classified within Level 1 of the fair value hierarchy.

Earnings per share

The Company calculates earnings per share in accordance with ASC Topic 260, “Earnings per Share.” Basic earnings per share is computed by dividing the net income by the weighted average number of common shares outstanding during the period. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential ordinary shares equivalents had been issued and if the additional common shares were dilutive.

Accounts Receivable

Accounts receivable are carried at net realizable value. The Company reviews its accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Company considers many factors, including the age of the balance, customer’s historical payment history, its current creditworthiness and current economic trends. Accounts are written off after exhaustive efforts at collection. If accounts receivable are to be provided for, or written off, they would be recognized in the consolidated statement of operations within operating expenses. Balance of allowance of doubtful accounts was $1,018,588 and $906,138 as of June 30, 2019 and December 31, 2018, respectively.

Inventories

Inventories are stated at the lower of cost or net realizable value, which is based on estimated selling prices less any further costs expected to be incurred for completion and disposal. Cost of raw materials is calculated using the weighted average method and is based on purchase cost. Work-in-progress and finished goods costs are determined using the weighted average method and comprise direct materials, direct labor and an appropriate proportion of overhead. As of June 30, 2019 and December 31, 2018, the Company had reserves for inventories of $193,906 and $178,107, respectively.

Advance to Suppliers

Advance to suppliers represents interest-free cash paid in advance to suppliers for purchases of parts and/or raw materials. The balance of advance to suppliers was $49,345 as of June 30, 2019, of which $47,085 aged within one

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

year and $1,616 between one and two years. The balance of advance to suppliers was $32,878 as of December 31, 2018, of which $31,655 aged within one year and $578 between one and two years.

Property, Plant, and Equipment

Property, plant, and equipment are stated at cost less accumulated depreciation, and include expenditure that substantially increases the useful lives of existing assets.

Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives are as follows:

Plant, buildings and improvements	20 years
Machinery and equipment	2 ~ 10 years
Motor vehicles	4 years
Office Equipment	3 ~ 5 years
Fixed Assets decoration	5 years

When assets are sold or retired, their costs and accumulated depreciation are eliminated from the consolidated financial statements and any gain or loss resulting from their disposal is recognized in the period of disposition as an element of other income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

Land Use Rights

According to the PRC laws, the government owns all the land in the PRC. Companies or individuals are authorized to possess and use the land only through land use rights granted by the Chinese government. The land use rights granted to the Company are being amortized using the straight-line method over the lease term of fifty years.

Impairment of Long-Lived Assets

Long-lived assets are evaluated for impairment periodically whenever events or changes in circumstances indicate that their related carrying amounts may not be recoverable in accordance with FASB ASC 360, “Property, Plant and Equipment”.

In evaluating long-lived assets for recoverability, the Company uses its best estimate of future cash flows expected to result from the use of the asset and eventual disposition in accordance with FASB ASC 360-10-15. To the extent that estimated future, undiscounted cash inflows attributable to the asset, less estimated future, undiscounted cash outflows, are less than the carrying amount, an impairment loss is recognized in an amount equal to the difference between the carrying value of such asset and its fair value. Assets to be disposed of and for which there is a committed plan of disposal, whether through sale or abandonment, are reported at the lower of carrying value or fair value less costs to sell.

No impairment loss is subsequently reversed even if facts and circumstances indicate recovery. There was no impairment loss recognized for the six months ended June 30, 2019 and 2018.

Segments and Related Information

ASC 280-10-50, “Operating Segments”, define the characteristics of an operating segment as a) being engaged in business activity from which it may earn revenues and incur expenses, b) being reviewed by the Company’s chief operating decision maker (“CODM”) for decisions about resources to be allocated and assess its performance and c) having discrete financial information. Although the Company indeed looks at its products to analyze the nature of its revenues, other financial information, such as certain costs and expenses and net income are not captured or analyzed by these categories. Therefore, discrete financial information is not available by product line and the Company has

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

no CODM to make resource allocation decisions or assess the performance of the business based on these categories, but rather in the aggregate. Based on this, management believes that the Company operates in one business segment.

In the analysis of product lines as potential operating segments, management also considered ASC 280-10-50-11, “Aggregation Criteria”, which allows for the aggregation of operating segments if the segments have similar economic characteristics and if the segments are similar in each of the following areas:

•        the nature of the products and services;

•        the nature of the production processes;

•        the type or class of customer for their products and services;

•        the methods used to distribute their products or provide their services; and

•        the nature of the regulatory environment, if applicable.

The Company is engaged in the business of manufacturing and selling various transmission boxes. The Company’s manufacturing process is essentially the same for the entire Company and is performed in-house at the Company’s facilities in China. The Company’s customers primarily consist of entities in the automotive, construction machinery or warehousing equipment industries. The distribution of the Company’s products is consistent across the entire Company. In addition, the economic characteristics of each customer arrangement are similar in that the Company maintains policies at the corporate level.

Related Party

In general, related parties exist when there is a relationship that offers the potential for transactions at less than arm’s-length, favorable treatment, or the ability to influence the outcome of events different from that which might result in the absence of that relationship. A related party may be any of the following: a) an affiliate, which is a party that directly or indirectly controls, is controlled by, or is under common control with another party; b) a principle owner, owner of record or known beneficial owner of more than 10% of the voting interest of an entity; c) management, which are persons having responsibility for achieving objectives of the entity and requisite authority to make decision; d) immediate family of management or principal owners; e) a parent company and its subsidiaries; and f) other parties that have ability to significant influence the management or operating policies of the entity.

Economic and Political Risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

Exchange Risk

The Company cannot guarantee that the current exchange rate will remain steady. Therefore, there is a possibility that the Company could post the same amount of profit for two comparable periods and yet, because of a fluctuating exchange rates, record higher or lower profit depending on exchange rate of PRC Renminbi (RMB) converted to U.S. dollars on the relevant dates. The exchange rate could fluctuate depending on changes in the political and economic environment without notice.

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Recently Issued Accounting Pronouncements

Recent accounting pronouncements that the Company has adopted or may be required to adopt in the future are summarized below:

In June 2016, the FASB issued ASU 2016-13, “Measurement of Credit Losses on Financial Instruments”, to require financial assets carried at amortized cost to be presented at the net amount expected to be collected based on historical experience, current conditions and forecasts. Subsequently, the FASB issued ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments — Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments, in April 2019, to clarify that receivables arising from operating leases are within the scope of lease accounting standards. The ASUs are effective for interim and annual periods beginning after December 15, 2019, with early adoption permitted. Adoption of the ASUs is modified Caretrospective. The Company is currently evaluating the impact of the adoption of ASU 2016-13 on the Company’s consolidated financial statements.

In October 2016, the FASB issued ASU 2016-16, Income Taxes (Topic 740): Intra-Entity Transfers Other than Inventory, which requires companies to recognize the income-tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs, rather than when the asset has been sold to an outside party. The Company started adoption of ASU 2016-16 for the fiscal year ended December 31, 2017.The impact of adoption on the Company’s Consolidated Financial Statements for any period presented is not material.

In February 2016, the FASB established Topic 842, Leases, by issuing Accounting Standards Update (“ASU”) No. 2016-02, which requires lessees to recognize leases on-balance sheet and disclose key information about leasing arrangements. Topic 842 was subsequently amended by ASU No. 2018-01, Land Easement Practical Expedient for Transition to Topic 842; ASU No. 2018-10, Codification Improvements to Topic 842, Leases; and ASU No. 2018-11, Targeted Improvements. The new standard establishes a right-of-use model (“ROU”) that requires a lessee to recognize a ROU asset and lease liability on the balance sheet for all leases with a term longer than 12 months. Leases will be classified as finance or operating, with classification affecting the pattern and classification of expense recognition in the income statement. Operating leases result in straight-line expense (similar to operating leases under the prior accounting standard) while finance leases result in a front-loaded expense pattern (similar to capital leases under the prior accounting standard). The amendments in this Update are effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years for a public business entity. Early application of the amendments in this Update is permitted for all entities. As of December 31, 2018, the Company concluded its nominal “sale-leaseback” transaction does not qualify for sale-leaseback accounting in accordance with ASC 840-40-25-11 and shall record under the lease financing method. Under the lease financing method, the assets remain on the Company’s consolidated balance sheet and the proceeds from the transactions are recorded as a financing liability. The Company started adoption of ASU 2016-02 for the fiscal year ended December 31, 2019, including interim periods within those fiscal years. Under ASC 842, the Company concluded the transactions do not qualify for the sale-leaseback accounting in accordance with ASC 842-40-25-5 and shall not derecognize the transferred asset and shall account for any amounts received as a financial liability. Thus, the impact of adoption on the Company’s Consolidated Financial Statements for any period presented is not material.

In January 2017, the FASB issued ASU No. 2017-04 (Topic 350) Intangibles — Goodwill and Other: Simplifying the Test for Goodwill Impairment, which removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. Under the amended guidance, a goodwill impairment charge will now be recognized for the amount by which the carrying value of a reporting unit exceeds its fair value, not to exceed the carrying amount of goodwill. This ASU will be applied on a prospective basis and is effective for interim and annual periods beginning after December 15, 2019, with early adoption permitted for any impairment tests performed after January 1, 2017. The Company does not expect the adoption will have a material impact on the Consolidated Financial Statements.

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

In August 2018, the FASB issued ASU 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which eliminates, adds, and modifies certain disclosure requirements for fair value measurements under ASC 820. This ASU is to be applied on a prospective basis for certain modified or new disclosure requirements, and all other amendments in the standard are to be applied on a retrospective basis. The new standard is effective for interim and annual periods beginning after December 15, 2019, with early adoption permitted. The Company is currently evaluating the impact of adoption on the Consolidated Financial Statements.

NOTE 3 — CONCENTRATION ON REVENUES AND COST OF GOODS SOLD

Concentration of major customers and suppliers:

	For the six months ended June 30,
	2019		2018
Major customers representing more than 10% of the Company’s revenues
Company A	$4,024,316	14.10%	$5,459,380	15.16%
Total Revenues	$4,024,316	14.10%	$5,459,380	15.16%
	As of
	June 30, 2019		December 31,2018
Major customers representing more than 10% of the Company’s accounts receivable
Company A	811,000	5.85%	892,651	8.05%
Company B	215,637	1.55%	1,276,086	11.51%
Company C	1,210,669	8.73%	1,147,108	10.35%
Company D	1,336,657	9.63%	—	—%
Total	$3,573,963	25.76%	$3,315,845	29.91%

Accounts receivable from the Company’s major customers accounted for 25.76% and 29.91% of total accounts receivable balances as of June 30, 2019 and December 31, 2018, respectively.

There were no suppliers representing more than 10% of the Company’s total purchases for the six months ended June 30, 2019 and 2018, respectively.

NOTE 4 — ACCOUNTS RECEIVABLE

Accounts receivable is net of allowance for doubtful accounts.

	As of
	June 30, 2019	December 31, 2018
Accounts receivable	$13,875,068	$11,082,207
Less: allowance for doubtful accounts	(1,018,588)	(906,138)
Accounts receivable, net	$12,856,480	$10,176,069

Changes in the allowance for doubtful accounts are as follows:

	For the six months ended June 30,
	2019	2018
Beginning balance	$906,138	$651,248
Provision for doubtful accounts	112,450	683,601
Ending balance	$1,018,588	$1,334,849

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 — INVENTORIES

	As of
	June 30, 2019	December 31, 2018
Raw materials	$4,268,422	$5,055,940
Revolving material	675,251	573,907
Consigned processing material	45,044	33,470
Work-in-progress	1,880,707	2,020,295
Finished goods	3,568,587	3,752,899
Goods in transit	2,175,750	1,142,070
Less: reserve for inventories	(193,906)	(178,107)
Inventories, net	$12,419,855	$12,400,474

NOTE 6 — NOTES RECEIVABLE

	As of
	June 30, 2019	December 31, 2018
Bank notes receivable:	$13,920,069	$14,048,004
Commercial notes receivable	980,104	1,021,226
Endorsed but undue notes	72,729	1,273,459
Total	$14,972,902	$16,342,689

Bank notes and commercial notes are means of payment from customers for the purchase of the Company’s products and are issued by financial institutions or business entities, respectively, that entitle the Company to receive the full face amount from the issuer at maturity, which bears no interest and generally ranges from three to six months from the date of issuance.  As of June 30, 2019, the Company pledged notes receivable for an aggregate amount of $11,510,814 to Bank of Communications as a means of security for issuance of bank acceptance notes for an aggregate amount of $10,556,734. As of December 31, 2018, the Company pledged notes receivable for an aggregate amount of $9,190,808 to Bank of Communications as a means of security for issuance of bank acceptance notes for an aggregate amount of $7,713,085.

NOTE 7 — PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

	As of
	June 30, 2019	December 31, 2018
Buildings	$10,694,834	$10,330,265
Machinery	20,049,225	18,753,984
Motor vehicles	258,209	258,646
Electronic equipment	106,424	106,542
Fixed assets decoration	197,752	198,085
Total property plant and equipment, at cost	31,306,444	29,647,522

Less: accumulated depreciation
Buildings	(439,670)	(172,171)
Machinery	(9,455,470)	(8,671,117)
Motor vehicles	(209,074)	(205,339)
Electronic equipment	(79,996)	(75,666)
Fixed assets decoration	(75,856)	(72,100)
	(10,260,066)	(9,196,393)
Property, plant and equipment, net	$21,046,378	$20,451,129

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 — LAND USE RIGHTS

Land use rights consisted of the following:

	As of
	June 30, 2019	December 31, 2018
Land use rights, cost	$4,478,472	$4,356,216
Less: Accumulated amortization	(514,202)	(467,460)
Land use rights, net	$3,964,270	$3,888,756

As of June 30, 2019, there was land use rights with net book value of $3,964,270, out of which approximately $2,239,709 were used as collateral for the Company’s short-term bank loans. As of December 31, 2018, there was land use rights with net book value of $3,888,756, out of which approximately $3,744,139 were used as collateral for the Company’s short-term bank loans.

NOTE 9 — NOTES PAYABLE

	As of
	June 30, 2019	December 31, 2018
Bank acceptance notes	$12,433,153	$17,120,504
Total	$12,433,153	$17,120,504

The interest-free notes payable, ranging from six months to one year from the date of issuance, were secured by $562,945 and $3,405,044 restricted cash, as of June 30, 2019 and December 31, 2018, respectively.

All the notes payable are subject to bank charges of 0.05% of the principal amount as commission, included in the financial expenses in the statement of operations, on each loan transaction.

NOTE 10 — SHORT TERM BANK LOANS

Short-term loans are summarized as follow:

	As of
	June 30, 2019	December 31, 2018
Collateralized bank loans	$10,057,020	$7,766,057
Guaranteed bank loans	9,002,444	11,854,528
Total	$19,059,464	$19,620,585

All short term bank loans are obtained from local banks in China and are repayable within one year. Normally banks will renew the loan facilities but will require full repayment on maturity under existing loan facility and then drawdown under the new facility.

The average annual interest rate of the short-term bank loans was 4.900% and 5.119% for the six months ended June 30, 2019 and 2018, respectively. The Company was in compliance with their financial covenants at June 30, 2019 and 2018, respectively.

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 — LONG-TERM BANK LOANS

Long-term loans are summarized as follow:

	As of
	June 30, 2019	December 31, 2018
Guaranteed bank loans – Bank of Hangzhou	$1,818,235	$6,556,708
Total	$1,818,235	$6,556,708

Long-term loans as of June 30, 2019 are as follow:

Maturity Date	Type	Bank Name	Interest Rate per Annum (%)	June 30, 2019
Dec.20, 2020	Project Loans	Bank of Hangzhou	5.70	727,294
Dec.20, 2020	Project Loans	Bank of Hangzhou	5.70	1,090,941
Total				$1,818,235

Long-term loans as of December 31, 2018 are as follow:

Maturity Date	Type	Bank Name	Interest Rate per Annum (%)	December 31, 2018
Dec.20, 2020	Project Loans	Bank of Hangzhou	5.88	$3,642,616
Dec.20, 2020	Project Loans	Bank of Hangzhou	5.88	$2,914,092
Total				$6,556,708

NOTE 12 — LONG-TERM PAYABLES

As of June 30, 2019
Long-term payables – current portion	$2,556,449
Long-term payables – non-current portion	2,670,621
Total	$5,227,070

On December 19, 2018, Zhejiang Zhongchai conducted a “sale and leaseback” transaction with Shanghai Dingce Financial Leasing Co., Ltd. (hereinafter referred to as “Dingce”), under which Zhongchai nominally ‘sold’ a set of manufacturing equipment (with original value of RMB54,946,372) to Dingce for RMB25,000,000, and hence leased the equipment back. Simultaneously Zhejiang Zhongchai pledged the leased equipment with Dingce as a security. Term of the lease is 36 months starting from January 3, 2019 to January 2, 2022, and total rental payment under the lease contract adds up to RMB28,179,685. The two shareholders of Zhejiang Zhongchai, namely Zhongchai Holding and Jiuxin, respectively, pledged 8.947% and 1.053% of their ownership interest in Zhejiang Zhongchai with Dingce on January 2, 2019 and December 21, 2018, respectively, as security for the lease transaction, representing US$2,560,000 and $301,294, respectively, based on par value of registered capital of Zhejiang Zhongchai.

The set of manufacturing equipment is currently being used by the Company for its production purposes. As of December 31, 2018, the Company concluded this transaction does not qualify for sale-leaseback accounting in accordance with ASC 840-40-25-11 and shall record under the lease financing method. Under the lease financing method, the assets remain on the Company’s consolidated balance sheet and the proceeds from the transactions are recorded as a financing liability. The Company adopted ASC 842 on January 1, 2019 and concluded this transaction does not qualify for the sale-leaseback accounting in accordance with ASC 842-40-25-5 and not derecognize the transferred asset and shall account for any amounts received as a financial liability.

On April 24, 2019, Zhejiang Zhongchai signed a Pledge Contract with Donghai Financing Lease Co., Ltd. (“Donghai Lease”), pledging its equipment including the general assembly line and the differential assembly line as security for the total exposure under a Financing Lease Contract capped at RMB 16.80 million between Zhejiang

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 — LONG-TERM PAYABLES (cont.)

Zhongchai and Donghai Lease from April 26, 2019 to April 26, 2021. As of June 30, 2019, the net book value of the pledged equipment was RMB21,000,904.

The pledged equipment is currently being used by the Company for its production purposes. The Company adopted ASC 842 on January 1, 2019 and concluded this transaction does not qualify for the sale-leaseback accounting in accordance with ASC 842-40-25-5 and not derecognize the transferred asset and shall account for any amounts received as a financial liability.

NOTE 13 — GEOGRAPHICAL SALES AND SEGMENTS

Our management does not utilize operating segments to make decisions about the business. Management believes that it operates in one business segment.

Information for the Company’s sales by geographical area for the six months ended June30, 2019 and 2018 are as follows:

	For the six months ended June 30,
	2019	2018
Domestic Sales	$28,445,591	$35,917,462
International Sales	105,179	88,099
Total	$28,550,770	$36,005,561

NOTE 14 — INCOME TAXES

Hong Kong SAR

Zhongchai Holding (Hong Kong) Limited is registered in the Hong Kong Special Administrative Region of the People’s Republic of China and is subject to 16.5% income tax for locally earned income, but is exempt from income tax for income or gains earned outside of Hong Kong. The Company had no sales revenue in Hong Kong for the six months ended June 30, 2019 and 2018.

The PRC

According to the relevant laws and regulations in the PRC, foreign invested enterprises established prior to January 1, 2008 are entitled to full exemption from income tax for two years beginning with the first year in which such enterprise is profitable and a 50% income tax reduction for the subsequent three years. Zhejiang Zhongchai Machinery Co., Ltd. was entitled to an exemption during the two years ended December 31, 2007 and was subject to a 50% income tax reduction during the three years ended December 31, 2010. Starting from January 1, 2013, Zhejiang Zhongchai has been enjoying a tax rate of 15% as it is considered as a High and New Technology Enterprise (“HNTE”) by the PRC government, which may be renewable every three years if Zhejiang Zhongchai continues to obtain this award. Between January 1, 2016 and December 31, 2018, Zhejiang Zhongchai continued enjoying this preferential tax rate. Between January 1, 2016 and December 31, 2018, Zhejiang Zhongchai continued enjoying this preferential tax rate. Zhejiang Zhongchai is under the re-application for the HNTE status. Upon approval, Zhejiang Zhongchai would continue enjoying the preferential tax rate of 15% for the years of 2019 through 2021.

Shengte, the wholly owned subsidiary, and Hengyu, the 62.5% owned subsidiary, respectively, of Zhejiang Zhongchai incorporated in the PRC, are both imposed at the standard income tax rate of 25%.

Enterprises established under the laws of foreign countries or regions and whose “place of effective management” is located within the PRC territory are considered PRC resident enterprises and subject to the PRC income tax at the rate of 25% on worldwide income. The definition of “place of effective management” refers to an establishment that exercises, in substance, overall management and control over the production and business, personnel, accounting, properties, etc. of an enterprise. As of June 30, 2019 no detailed interpretation or guidance has been issued to define

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14 — INCOME TAXES (cont.)

“place of effective management”. Furthermore, as of June 30, 2019, the administrative practice associated with interpreting and applying the concept of “place of effective management” is unclear. If the Company’s non-PRC incorporated entities are deemed PRC tax residents, such entities would be subject to PRC tax The Company has analyzed the applicability of this law, as of June 30, 2019, and the Company has not accrued for PRC tax on such basis. The Company will continue to monitor changes in the interpretation or guidance of this law.

PRC tax law also imposes a 10% withholding income tax, subject to reduction based on tax treaty where applicable, for dividends distributed by a foreign invested enterprise to its immediate holding company outside China. Such dividends were exempted from PRC tax under the previous income tax law and regulations. The foreign invested enterprise is subject to the withholding tax starting from January 1, 2008.

The Company adopted the guidance in ASC 740 related to uncertain tax positions. The guidance addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. ASC 740 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.

As of June 30, 2019 and December 31, 2018, the Company did not have any liability for unrecognized tax benefits, and no interest related to unrecognized tax benefits and penalties as income tax expense was recognized for these years.

The Company files income tax returns with the annual settlement and payment of enterprise income tax system of PRC and is subject to examinations by the tax authorities in PRC for years after the establishment.

As of June 30, 2019 and December 31, 2018, the Company was not aware of any pending income tax examinations by PRC tax authorities and no accrued interest or penalties related to uncertain tax positions was recognized.

The tax years from 2015 to 2018 are subject to examination by the tax authorities according to the tax regulations of PRC. With few exceptions, as of June 30, 2019, the Company is no longer subject to examinations by PRC tax authorities for years before 2015.

As of June 30, 2019, there was approximately US$7.3 million retained earnings at the Company’s PRC subsidiary, Zhejiang Zhongchai’s account. Given the Company’s plan to expand into a new business line of automatic guided vehicles (“AGVs”) in near future, Zhejiang Zhongchai is prepared to be the future supplier of transmission boxes for the AGVs, and the board of Zhejiang Zhongchai does not intend to further repatriate these earnings to the Hong Kong parent company, Zhongchai Holding, but instead to reinvest into research and development, moldings, production line and fittings and tools to produce transmission boxes for AGVs, total expenditure of which estimated at approximately US$20 million. Zhejiang Zhongchai’s two subsidiaries in PRC, Shengte and Hengyu, had retained earnings of approximately US$0.5 million and accumulated deficits of US$0.03 million, respectively, in their balance sheets as of June 30, 2019. Neither do they intend to distribute any current or future earnings, if any. Accordingly, the Company did not provide for the 10% PRC withholding tax on retained earnings as of June 30, 2019, which would be imposed on dividends distributed to the holding company outside China.

Income tax consisted of the following:

	For the six months ended June 30,
	2019	2018
Current	$532,517	$1,094,204
Deferred	44,434	(110,153)
Income tax	$576,951	$984,051

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 15 — COMMITMENTS AND CONTINGENCIES

Guarantees and pledged collateral for bank loans to other parties:

(1)    Guarantees for bank loans to other parties

	As of
	June 30, 2019	December 31, 2018
Zhejiang Xinchai Co., Ltd.	$14,473,148	$14,497,610
Total	$14,473,148	$14,497,610

(2)    Pledged collateral for bank loans

On May 22, 2019, Zhejiang Zhongchai signed a Maximum Amount Pledge Contract with Agricultural Bank of China Co., Ltd. Xinchang County Sub-Branch (“ABC Xinchang”), pledging its land use rights for original book value of RMB13,405,600.00 and property ownership for original book value of RMB35,124,152.67 as security with ABC Xinchang, for its loan facility with maximum exposure of RMB69,769,000.00 during the period from May 22, 2019 to May 21, 2022. As of June 30, 2019, the net book value of the land use rights and the property was RMB11,640,529.05 and RMB33,693,626.19, respectively, and outstanding amount of the short-term bank loan under this Pledge Contract was RMB48,300,000.

On May 23, 2019, Zhejiang Zhongchai signed a Maximum Amount Pledge Contract with ABC Xinchang, pledging its land use rights for original book value of RMB4,221,371.37 and property ownership for original book value of RMB11,275,182.44 as security with ABC Xinchang, for its loan facility with maximum exposure of RMB24,220,000 during the period from May 23, 2019 to May 22, 2022. As of June 30, 2019, the net book value of the land use rights and the property was RMB3,757,020.58 and RMB10,815,970.02, respectively, and outstanding amount of the short-term bank loan under this Pledge Contract was RMB16,950,000.

(3)    Litigation

As of June 30, 2019 and December 31, 2018, there was no pending or threatened litigations known to the Company.

NOTE 16 — RELATED PARTY TRANSACTIONS

(a)    Names and Relationship of Related Parties:

Existing Relationship with the Company
Sinomachinery Holding Limited	Under common control of Peter Zuguang Wang
Cenntro Holding Limited	Controlling shareholder of the Company
Zhejiang Kangchen Biotechnology Co., Ltd.	Under common control of Peter Zuguang Wang
Cenntro Smart Manufacturing Tech. Co., Ltd.	Under common control of Peter Zuguang Wang
Zhejiang Zhonggong Machinery Co., Ltd.	Under common control of Peter Zuguang Wang
Zhejiang Zhonggong Agricultural Equipment Co., Ltd.	Under common control of Peter Zuguang Wang
Xinchang County Jiuxin Investment Management Partnership (LP)(6)	Under control of Mr. Mengxing He, the General Manger and one of the directors of Zhejiang Zhongchai
Zhuhai Hengzhong Industrial Investment Fund (Limited Partnership)	Under common control of Peter Zuguang Wang

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 16 — RELATED PARTY TRANSACTIONS (cont.)

(b)    Summary of Balances with Related Parties:

	As of
	June 30, 2019	December 31, 2018
Due to related parties:
Sinomachinery Holding Limited(1)	$1,775,843	$1,775,869
Zhejiang Kangchen Biotechnology Co., Ltd(2)	65,456	65,567
Zhejiang Zhonggong Machinery Co., Ltd.(3)	1,702,097	1,276,691
Xinchang County Jiuxin Investment Management Partnership (LP)(4)		160,337
Zhejiang Zhonggong Agricultural Equipment Co., Ltd.(5)	11,116	11,135
Cenntro Smart Manufacturing Tech. Co., Ltd.(6)	18,317	20,399
Zhuhai Hengzhong Industrial Investment Fund (Limited Partnership)(7)	44,924	—
Total	$3,617,753	$3,309,998

The balance of due to related parties as of June 30, 2019 and December 31, 2018 consisted of:

____________

(1)      Overpayment from Sinomachinery Holding Limited for certain purchase order;

(2)      Temporary borrowings from Zhejiang Kangchen Biotechnology Co., Ltd.;

(3)      Unpaid balances for purchasing of materials and equipment and temporary borrowing from Zhejiang Zhonggong Machinery Co., Ltd.;

(4)      Dividends declared but unpaid to Xinchang County Jiuxin Investment Management Partnership (LP);

(5)      Unpaid balances for purchasing of materials from Zhejiang Zhonggong Agricultural Equipment Co., Ltd.;

(6)      Prepayment from Cenntro Smart Manufacturing Tech. Co., Ltd.;

(7)      Zhuhai Hengzhong paid audit fee on behalf of Zhongchai Holding.

	As of
	June 30, 2019	December 31, 2018
Due from related parties:
Cenntro Holding Limited	$34,030,261	$32,861,718
Total	$34,030,261	$32,861,718

The balance of due from related parties as of June 30, 2019 and December 31, 2018 consisted of:

Net other receivable from Cenntro Holding Limited was $34,030,261 and $32,861,718 as of June 30, 2019 and December 31, 2018, respectively, representing the proceeds of $36,574,445 and $36,636,262 from transfer of long-term investment to Cenntro Holding Limited in 2019 and 2018, offset by the unpaid dividend of $2,544,184 and $3,774,544 to Cenntro Holding Limited. Changes in USD numbers during the two years was due to change in exchange rate. Cenntro Holding Limited will pay the full balance due to Zhongchai Holding by October 27, 2020.

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 16 — RELATED PARTY TRANSACTIONS (cont.)

(c)     Summary of Related Party Transactions:

A summary of trade transactions with related parties for the six months ended June 30, 2019 and 2018 are listed below:

		For the six months ended June 30,
		2019	2018
Purchases from related parties:
Zhejiang Zhonggong Machinery Co., Ltd.	Purchase of materials and equipment		1,063,244
		For the six months ended June 30,
		2019	2018
Sales to related parties:
Zhejiang Zhonggong Agricultural Equipment Co., Ltd.	Sale of goods	$—	$—
Zhejiang Zhonggong Machinery Co., Ltd.	Sale of goods		7,915
Cenntro Smart Manufacturing Tech. Co., Ltd.	Provide service and Sale of goods	60,218	583,376
Cenntro Holding Limited	Sale of investment		—

NOTE 17 — SUBSEQUENT EVENTS

We have evaluated all events or transactions that occurred after June 30, 2019 up through August 21, 2019, the date the financial statements were issued. The Company had no subsequent events that need to be disclosed, except as follows:

On July 15, 2019, Zhejiang Zhongchai, Zhongchai Holding, Shanghai Hengyu, Mr. Peter Zuguang Wang and Ms. Min Guo entered into an agreement for Zhejiang Zhongchai to transfer its 62.5% ownership interest in Shanghai Hengyu to Zhongchai Holding, for a total consideration of RMB226,000,000, which is equivalent to Zhejiang Zhongchai’s actual amount of capital paid to Shanghai Hengyu.

On August 9, 2019, Zhongchai Holding established its wholly owned subsidiary in the PRC named Hangzhou Greenland Robotics Technologies Co., Ltd., with registered capital of US$1 million, which is positioned as Zhongchai Holding’s vehicle for its contemplated efforts for the robotic technology and Robotic Cargo Carrier products.

CONTENTS

PAGE	F-62	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017
PAGE	F-63 – F-64	CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2018 AND 2017
PAGE	F-65	CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017
PAGE	F-66	CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017
PAGE	F-67 – F-68	CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017
PAGE	F-69 – F-91	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors

Zhongchai Holding (Hong Kong) Limited

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Zhongchai Holding (Hong Kong) Limited and its subsidiaries (the “Company”) as of December 31, 2018 and 2017, the related consolidated statements of operations and comprehensive income, shareholders’ equity, and cash flows for each of the two years in the period ended December 31, 2018, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ BDO China Shu Lun Pan Certified Public Accountants LLP

People’s Republic of China

July 12, 2019

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2018 AND 2017

	December 31,
	2018	2017
ASSETS
Current assets
Cash and cash equivalents	$3,377,564	$1,311,790
Restricted cash	3,405,044	3,882,281
Notes receivables	16,342,689	16,703,309
Accounts receivable, net of allowance for doubtful accounts of $906,138 and $651,248 at December 31, 2018 and 2017, respectively	10,176,069	8,235,852
Inventories (net of provision for slow moving inventory of $178,107 and $77,832 as of December 31, 2018 and December 31, 2017, respectively)	12,400,474	8,983,510
Advance to suppliers	32,878	58,371
Prepayments and Other current assets	2,511,124	10,746,800
Total Current Assets	$48,245,842	$49,921,913

Non-current asset
Property, plant and equipment, net	20,451,129	5,185,853
Construction in progress	1,607,324	13,585,581
Land use rights, net	3,888,756	4,057,401
Due from related parties	32,861,718	34,706,370
Deferred tax assets	578,652	529,659
Goodwill	3,954	4,153
Other non-current assets	2,913	464,771
Total non-current assets	$59,394,446	$58,533,788
TOTAL ASSETS	$107,640,288	$108,455,701

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2018 AND 2017 (Continued)

	December 31,
	2018	2017
Current Liabilities
Notes payable-bank acceptance notes	$17,120,504	$16,291,083
Short-term bank loans	19,620,585	17,547,672
Accounts payable	14,971,444	16,696,443
Taxes payables	155,346	965,721
Customer deposits	68,588	549,003
Due to related parties	3,309,998	3,062,852
Other current liabilities	4,203,881	8,742,219
Total current liabilities	$59,450,346	$63,854,993

Long-term liabilities
Long-term bank loans	6,556,708	7,652,046
Other long-term liabilities	1,994,366	1,870,060
Total long-term liabilities	$8,551,074	$9,522,106
TOTAL LIABILITIES	$68,001,420	$73,377,099

EQUITY
Shareholders’ equity
Ordinary shares, $0.00129 par value: 1,000,000 shares authorized;	1,290	1,290
Additional paid-in capital	12,300,015	12,300,015
Retained earnings	19,191,427	13,308,953
Accumulated other comprehensive (loss) income	525,483	1,573,232
Total shareholders’ equity	$32,018,215	$27,183,490
Non-controlling interest	7,620,653	7,895,112
TOTAL EQUITY	$39,638,868	$35,078,602

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$107,640,288	$108,455,701

See accompanying notes to the consolidated financial statements

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	December 31,
	2018	2017
REVENUES	$60,213,088	$49,073,189
COST OF GOODS SOLD	46,139,858	37,211,745
GROSS PROFIT	14,073,230	11,861,444
Selling expenses	1,215,976	1,421,830
General and administrative expenses	1,647,599	9,454,898
Research and development expenses	2,512,403	1,838,032
Total operating expenses	$5,375,978	$12,714,760

INCOME (LOSS) FROM OPERATIONS	$8,697,252	$(853,316)
Interest income	22,668	16,195
Interest expense	(1,554,864)	(1,169,954)
Other income	851,451	929,031
INCOME (LOSS) BEFORE INCOME TAX	$8,016,507	$(1,078,044)
INCOME TAX	1,392,956	2,192,647
NET INCOME (LOSS)	$6,623,551	$(3,270,691)
OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation (loss) gain	(1,897,403)	1,698,529
TOTAL OTHER COMPREHENSIVE (LOSS) INCOME	(1,897,403)	1,698,529
TOTAL COMPREHENSIVE INCOME (LOSS)	4,726,148	(1,572,162)

NET INCOME (LOSS) ATTRIBUTABLE TO ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES	$5,882,474	$(3,264,935)
NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTEREST	741,077	(5,756)
NET INCOME (LOSS)	$6,623,551	$(3,270,691)

TOTAL COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO:	4,726,148	(1,572,162)
OWNERS OF ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES	4,834,725	(2,556,709)
NONCONTROLLING INTEREST	(108,577)	984,547

EARNINGS (LOSS) PER ORDINARY SHARE
Basic and diluted	5.88	(3.26)

See accompanying notes to the consolidated financial statements

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	Total Zhongchai Holding (Hong Kong) Limited Shareholders’ Equity
	Ordinary Shares $0.00129 Par Value		Additional Paid-in Capital	Treasury stock		Accumulated Other Comprehensive Income/(loss)	Statutory Reserve	Retained Earnings	Non-controlling Interest	Total
	Shares	Amount		Shares	Amount
Balance at January 1, 2017	1,000,000	1,290	8,135,615			865,006		16,573,888	3,055,105	28,630,904
Net loss	—	—		—	—		—	(3,264,935)	(5,756)	(3,270,691)
Capital contribution from Minority Interest	—	—		—	—				3,198,823	3,198,823
Other changes in equity			4,164,400						656,637	4,821,037
Foreign currency translation adjustment	—	—		—	—	708,226			990,303	1,698,529
Balance at December 31, 2017	1,000,000	1,290	12,300,015			1,573,232		13,308,953	7,895,112	35,078,602
Net income	—	—		—	—		—	5,882,474	741,077	6,623,551
Dividends									(165,882)	(165,882)
Foreign currency translation adjustment	—	—		—	—	(1,047,749)	—		(849,654)	(1897,403)
Balance at December 31, 2018	1,000,000	$1,290	$12,300,015			$525,483		$19,191,427	$7,620,653	$39,638,868

See accompanying notes to the consolidated financial statements

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	December 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$6,623,551	$(3,270,691)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	1,581,469	1,289,695
Loss on disposal of property and equipment	7,424	4,606
Allowance for doubtful accounts	427,283	305,464
Investment loss	(282,242)	(208,075)
Equity incentive fee	—	3,123,563

Changes in operating assets and liabilities:
Increase (Decrease) In:
Accounts receivable	(2,737,279)	(153,149)
Notes receivable	(385,096)	(6,349,615)
Inventories	(4,143,729)	(2,951,490)
Advance to suppliers	23,480	(6,075)
Other current and noncurrent assets	(180,617)	(38,067)
Deferred tax assets	(76,955)	(108,264)

Increase (Decrease) In:
Accounts payable	(468,716)	4,812,304
Notes payable	1,967,251	5,193,746
Customer deposits	(469,800)	456,531
Other current liabilities	(188,713)	85,768
Income tax payable	(790,503)	920,216
Due to related parties	153,638	963,866
Other long-term liabilities	221,347	404,699
NET CASH PROVIDED BY OPERATING ACTIVITES	$1,281,793	$4,475,032

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	December 31,
	2018	2017
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of plant and equipment	$(5,981,443)	$(8,764,677)
Proceeds from sale of property, plant and equipment	3,771
Short term investment in cash management products	8,155,205	(2,120,938)
Collection of Investment		44,495
Collection of Investment income	282,242	208,075
Repayment from third parties		1,941,127
Loans to third parties		(1,928,125)
NET CASH PROVIDED BY/(USED IN) INVESTING ACTIVITES	$2,459,775	$(10,620,043)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from short-term bank loans	20,299,074	29,909,675
Repayments of short-term bank loans	(18,037,927)	(23,976,981)
Bank acceptance deposit	(301,200)	1,377,906
Loans from related parties	2,411,891	474,319
Repayment of loans from related parties	(2,411,891)	(400,160)
Proceeds from issuance of common stock in private placement		4,685,345
Repayment of loans from third parties	(4,085,140)	(3,248,150)
NET CASH (USED IN) /PROVIDED BY FINANCING ACTIVITES	$(2,125,193)	$8,821,954

NET INCREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	$1,616,375	$2,676,943
Effect of exchange rate changes on cash	(27,838)	(106,857)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF YEAR	5,194,071	2,623,985
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$6,782,608	$5,194,071
Bank balances and cash	3,377,564	1,311,790
Bank balances and cash included in assets classified as restricted cash	3,405,044	3,882,281

SUPPLEMENTARY CASH FLOW INFORMATION
Income taxes paid	2,645,567	1,846,799
Interest paid	1,769,293	1,132,403

See accompanying notes to the consolidated financial statements

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 1 — ORGANIZATION AND PRINCIPAL ACTIVITIES

Zhongchai Holding (Hong Kong) Limited, (“Zhongchai Holding” or the “Company”) was established on April 23, 2009 in Hong Kong Special Administrative Region of the People’s Republic of China.

The Company’s Shareholders

Currently, Cenntro Holding Limited owns 100% of Zhongchai Holding’s outstanding ordinary shares. Cenntro Holding Limited is controlled and beneficially owned by Mr. Peter Zuguang Wang, director of the Company.

The Company’s Subsidiaries

Zhejiang Zhongchai Machinery Co., Ltd. (“Zhejiang Zhongchai”), the subsidiary of the Company, is the sole shareholder of Zhejiang Shengte Transmission Co., Ltd. (“Shengte”). It also owns 62.5% of Shanghai Hengyu Enterprise Management Consulting Co., Ltd. (“Hengyu”).

Zhejiang Zhongchai

Zhejiang Zhongchai, a limited liability company registered on November 21, 2005, is the direct operating subsidiary of Zhongchai Holding in China. On April 5, 2007, Usunco Automotive Limited (“Usunco”), a British Virgin Islands limited liability company incorporated on April 24, 2006, invested $8,000,000 USD into Zhejiang Zhongchai for its approximately 75.47% interest. On December 16, 2009, Usunco agreed to transfer its 75.47% interest in Zhejiang Zhongchai to Zhongchai Holding. On April 26, 2010, Xinchang County Keyi Machinery Co., Ltd. transferred all its 24.528% interest in Zhejiang Zhongchai to Zhongchai Holding for a consideration of US$2.6 million. On November 1, 2017, Xinchang County Jiuxin Investment Management Partnership (LP) (“Jiuxin”), an entity controlled and beneficially owned by Mr. Mengxing He, director and general manager of Zhejiang Zhongchai and legal representative, executive director and general manager of Shengte, closed its investment of approximately RMB31,590,000 in Zhejiang Zhongchai for 10.53% of its interest. As of December 31, 2018, Zhongchai Holding owns approximately 89.47% of Zhejiang Zhongchai and Jiuxin owns approximately 10.53% of Zhejiang Zhongchai.

Through Zhejiang Zhongchai, the Company has been engaged in the manufacture and sale of transmission systems mainly for forklift trucks since 2006. These forklift trucks are used in manufacturing and logistics applications, such as factory, workshop, warehouse, fulfillment centers, shipyards and seaports. The transmission systems are the key components for the forklift trucks. The Company supplies transmission systems to forklift truck manufacturers. Its transmission systems fit for forklift trucks ranging from 1 to 15 tons, with either mechanical shift or automatic shift. All the products are currently manufactured at the Company’s facility in Xinchang, Zhejiang Province, China and are sold to both domestic and oversea markets. The Company plans to move to its new factory in Zhejiang Province, China, by the end of 2019.

Shengte

Shengte is a limited liability company registered on February 24, 2006 in Xinchang High-Tech Industrial Park, Zhejiang, China.

Shengte manufactures parts of transmission boxes for Zhejiang Zhongchai. All the parts are manufactured in the Company’s Xinchang facility and are sold internally to Zhejiang Zhongchai.

Hengyu

Hengyu is a limited liability company registered on September 10, 2015 in Shanghai Free Trade Zone, Shanghai, China. Main business of Hengyu are investment management and consulting services.

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 1 — ORGANIZATION AND PRINCIPAL ACTIVITIES (cont.)

As of December 31, 2018, the subsidiaries of the Company were as follows:

Name	Domicile and Date of Incorporation	Paid-in Capital		Percentage of Effective Ownership	Principal Activities
Zhejiang Zhongchai Machinery Co., Ltd.	PRC November 21, 2005	USD	28,612,943	89.47%	Manufacture, sale of various transmission boxes
Zhejiang Shengte Transmission Co., Ltd.	PRC February 24, 2006	RMB	5,000,000	89.47%	Manufacture and sale of parts of transmission box
Shanghai Hengyu Enterprise Management Consulting Co., Ltd.	PRC September 10, 2015	RMB	251,500,000	55.92%	investment management and consulting services.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of Zhongchai Holding (Hong Kong) Limited and its subsidiaries and have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). Intercompany accounts and transactions have been eliminated upon consolidation.

Use of Estimates

The preparation of the consolidated and combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made. Actual results could differ from those estimates.

Non-controlling Interest

Non-controlling interests in the Company’s subsidiaries are recorded in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 810 Consolidation (“ASC 810”) and are reported as a component of equity, separate from the parent’s equity. Purchase or sale of equity interests that do not result in a change of control are accounted for as equity transactions. Results of operations attributable to the non-controlling interest are included in our consolidated results of operations and, upon loss of control, the interest sold, as well as interest retained, if any, will be reported at fair value with any gain or loss recognized in earnings.

Foreign Currency Translation

The accompanying consolidated financial statements are presented in United States dollars (“US$” or “$”). The functional currency of the Company is Renminbi (“RMB”). The consolidated financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred. The resulting transaction adjustments are recorded as a component of shareholders’ equity. Gains and losses from foreign currency transactions are included in net income.

	2018	2017
Year end RMB: US$ exchange rate	6.8632	6.5342
Average yearly RMB: US$ exchange rate	6.6338	6.7423

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

Revenue Recognition

In accordance with the ASC Topic 606, “Revenue from Contracts with Customers”, the Company recognizes revenues when goods or services are transferred to customers in an amount that reflects the consideration which the Company expects to receive in exchange for those goods or services. In determining when and how revenues are recognized from contracts with customers, the Company performs the following five-step analysis: (i) identification of contract with customer; (ii) determination of performance obligations; (iii) measurement of the transaction price; (iv) allocation of the transaction price to the performance obligations; and (v) recognition of revenues when (or as) the Company satisfies each performance obligation. The Company derives revenues from the processing, distribution and sale of own products. The Company recognizes its revenues net of value-added taxes (“VAT”). The Company is subject to VAT which had been levied at the rate of 17% on the invoiced value of sales until April 30, 2018, after which date the rate was reduced to 16%. VAT rate was further reduced to 13% starting from April 1, 2019. Output VAT is borne by customers in addition to the invoiced value of sales and input VAT is borne by the Company in addition to the invoiced value of purchases to the extent not refunded for export sales.

Revenues are recognized at a point in time once the Company has determined that the customer has obtained control over the product. Control is typically deemed to have been transferred to the customer when the performance obligation is fulfilled, usually at the time of delivery, at the net sales price (transaction price) and each of the criteria under ASC 606 have been met. Contract terms may require the Company to deliver the finished goods to the customers’ location or the customer may pick up the finished goods at the Company’s factory. International sales are recognized when shipment clears customs and leaves the port.

The Company started adoption of ASC 606 for the fiscal year ended December 31, 2018, using the transition method of Modified-Retrospective Method (“MRM”). The adoption of ASC 606 had no impact on the Company’s beginning balance of retained earnings.

The Company’s contracts are predominantly short-term in nature with a contract term of one year or less. For those contracts, the Company has utilized the practical expedient in ASC Topic 606 exempting the Company from disclosure of the transaction price allocated to remaining performance obligations if the performance obligation is part of a contract that has an original expected duration of one year or less. Receivables are recorded when the Company has an unconditional right to consideration.

Contracts do not offer any chargeback or price protection. The Company experienced no product returns and recorded no reserve for sales returns for the years ended December 31, 2018 and 2017, respectively.

The following table sets forth disaggregation of revenue:

	December 31,
	2018	2017
Major Product
Transmission boxes for Forklift	59,837,256	49,073,189
Transmission boxes for Non-Forklift (EV, etc.)	375,832	—
Total	60,213,088	49,073,189

Cost of Goods Sold

Cost of goods sold consists primarily of material costs, freight charges, purchasing and receiving costs, inspection costs, warehousing costs, internal transfer costs, wages, employee compensation, amortization, depreciation and related costs, which are directly attributable to the production of products. Write-down of inventory to lower of cost or market is also recorded in cost of goods sold.

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Selling Expenses

Selling expenses include operating expenses such as payroll and traveling and transportation expenses.

General and Administrative Expenses

General and administrative expenses include management and office salaries and employee benefits, deprecation for office facility and office equipment, travel and entertainment, legal and accounting, consulting fees and other office expenses.

Research and Development

Research and development costs are expensed as incurred and totaled approximately $2,512,403and $1,838,032 for the years ended December 31, 2018 and 2017, respectively. Research and development costs are incurred on a project specific basis.

Retirement Benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to operations as incurred. Retirement benefits of $226,759and $166,299 were charged to operations for the years ended December 31, 2018 and 2017, respectively.

Income Taxes

The Company accounts for income taxes following the liability method pursuant to FASB ASC 740 “Income Taxes”. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the period in which the differences are expected to reverse. The Company records a valuation allowance to offset deferred tax assets if, based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rate is recognized in income in the period that includes the enactment date.

The Company also follows FASB ASC 740, which addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. The Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. ASC 740 also provides guidance on recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. As of December 31, 2018, the Company did not have a liability for unrecognized tax benefits. It is unlikely that the amount of liability for unrecognized tax benefits will significantly change over the next 12 months. It is the Company’s policy to include penalties and interest expense related to income taxes as a component of other expense and interest expense, respectively, as necessary. The Company’s historical tax years will always remain open for examination by the local authorities.

Value-Added Tax

Enterprises or individuals, who sell commodities, engage in repair and maintenance or import or export goods in the PRC are subject to a value added tax in accordance with Chinese Laws. The VAT standard rate had been 17% of the gross sale price until April 30, 2018, after which date the rate was reduced to 16%. VAT rate was further reduced to 13% starting from April 1, 2019. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Company’s finished products can be used to offset the VAT due on the sales of the finished products.

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Statutory Reserve

In accordance with the PRC Regulations on Enterprises with Foreign Investment, an enterprise established in the PRC with foreign investment is required to provide for certain statutory reserves, namely (i) General Reserve Fund, (ii) Enterprise Expansion Fund and (iii) Staff Welfare and Bonus Fund, which are appropriated from net profit as reported in the enterprise’s PRC statutory accounts. A wholly-owned foreign enterprise is required to allocate at least 10% of its annual after-tax profit to the General Reserve Fund until the balance of such fund has reached 50% of its respective registered capital. A non-wholly-owned foreign invested enterprise is permitted to provide for the above allocation at the discretion of its board of directors. Appropriations to the Enterprise Expansion Fund and Staff Welfare and Bonus Fund are at the discretion of the board of directors for all foreign invested enterprises. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends.

Comprehensive Income (loss)

Comprehensive income (loss) is defined as the change in equity during the year from transactions and other events, excluding the changes resulting from investments by owners and distributions to owners, and is not included in the computation of income tax expense or benefit. Accumulated comprehensive income (loss) consists of foreign currency translation. The Company presents comprehensive income (loss) in accordance with ASC Topic 220, “Comprehensive Income”. ASC Topic 220 states that all items that are required to be recognized under accounting standards as components of comprehensive income (loss) be reported in the consolidated financial statements.

Cash and Cash Equivalents

For financial reporting purposes, the Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents. The Company maintains no bank account in the United States of America. The Company maintains its bank accounts in China. Balances at financial institutions or state-owned banks within China are not covered by insurance. However, the Company has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts.

Restricted Cash

Restricted cash represents amounts held by a bank as security for bank acceptance notes and therefore is not available for the Company’s use until such time as the bank acceptance notes have been fulfilled or expired, normally within a twelve month period.

Fair Value of Financial Instruments

The Company applies the provisions of ASC 820, Fair Value Measurements and Disclosures, to the financial instruments that are required to be carried at fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. The Company uses a three-tier fair value hierarchy based upon observable and non-observable inputs that prioritizes the information used to develop our assumptions regarding fair value. Fair value measurements are separately disclosed by level within the fair value hierarchy.

•        Level 1 — defined as observable inputs such as quoted prices in active markets for identical assets or liabilities;

•        Level 2 — defined as inputs other than quoted prices in active markets, that are either directly or indirectly observable; and

•        Level 3 — defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The company’s financial instruments primarily consist of cash and cash equivalents, restricted cash, accounts receivable, notes receivable, accounts payable, other payables and accrued liabilities, short-term bank loans, and bond payable.

The carrying value of cash and cash equivalents, restricted cash, accounts receivable, accounts payable, and other current assets and liabilities approximate fair value because of the short term nature of these items. The estimated fair values of short-term bank loans were not materially different from their carrying value as presented due to the short maturities and that the interest rates on the borrowing approximate those that would have been available for loans of similar remaining maturity and risk profile. As the carrying amounts are reasonable estimates of the fair value, these financial instruments are classified within Level 1 of the fair value hierarchy.

The Company identified the fair market value of such equity interests as Level 3 instruments due to the fact that little or no market data exists, thus the company develop its own assumptions. Income approach — in this approach, the discounted cash flow method was used to capture the present value of the expected future economic cash outflows to be derived, based on an appropriate discount rate. Also see note 24.

Earnings per share

The Company calculates earnings per share in accordance with ASC Topic 260, “Earnings per Share.” Basic earnings per share is computed by dividing the net income by the weighted average number of common shares outstanding during the period. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential ordinary shares equivalents had been issued and if the additional common shares were dilutive.

Accounts Receivable

Accounts receivable are carried at net realizable value. The Company reviews its accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Company considers many factors, including the age of the balance, customer’s historical payment history, its current credit-worthiness and current economic trends. Accounts are written off after exhaustive efforts at collection. If accounts receivable are to be provided for, or written off, they would be recognized in the consolidated statement of operations within operating expenses. Balance of allowance of doubtful accounts was $906,138 and $651,248 at December 31, 2018 and 2017, respectively.

Inventories

Inventories are stated at the lower of cost or net realizable value, which is based on estimated selling prices less any further costs expected to be incurred for completion and disposal. Cost of raw materials is calculated using the weighted average method and is based on purchase cost. Work-in-progress and finished goods costs are determined using the weighted average method and comprise direct materials, direct labor and an appropriate proportion of overhead. At December 31, 2018 and 2017, the Company had reserves for inventories of $178,107and $77,832, respectively.

Advance to Suppliers

Advance to suppliers represents interest-free cash paid in advance to suppliers for purchases of parts and/or raw materials. The balance of advance to suppliers was $32,878 as of December 31, 2018, of which $31,655 aged within one year and $578 between one and two years. The balance of advance to suppliers was $58,371 as of December 31, 2017, of which $57,693 aged within one year and $537 between one and two years.

Property, Plant, and Equipment

Property, plant, and equipment are stated at cost less accumulated depreciation, and include expenditure that substantially increases the useful lives of existing assets.

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives are as follows:

Plant, buildings and improvements	20 years
Machinery and equipment	2 ~ 10 years
Motor vehicles	4 years
Office Equipment	3 ~ 5 years
Fixed Assets decoration	5 years

When assets are sold or retired, their costs and accumulated depreciation are eliminated from the consolidated financial statements and any gain or loss resulting from their disposal is recognized in the period of disposition as an element of other income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

Land Use Rights

According to the PRC laws, the government owns all the land in the PRC. Companies or individuals are authorized to possess and use the land only through land use rights granted by the Chinese government. The land use rights granted to the Company are being amortized using the straight-line method over the lease term of fifty years.

Impairment of Long-Lived Assets

Long-lived assets are evaluated for impairment periodically whenever events or changes in circumstances indicate that their related carrying amounts may not be recoverable in accordance with FASB ASC 360, “Property, Plant and Equipment”.

In evaluating long-lived assets for recoverability, the Company uses its best estimate of future cash flows expected to result from the use of the asset and eventual disposition in accordance with FASB ASC 360-10-15. To the extent that estimated future, undiscounted cash inflows attributable to the asset, less estimated future, undiscounted cash outflows, are less than the carrying amount, an impairment loss is recognized in an amount equal to the difference between the carrying value of such asset and its fair value. Assets to be disposed of and for which there is a committed plan of disposal, whether through sale or abandonment, are reported at the lower of carrying value or fair value less costs to sell.

No impairment loss is subsequently reversed even if facts and circumstances indicate recovery. There was no impairment loss recognized for the years ended December 31, 2018 and 2017.

Segments and Related Information

ASC 280-10-50, “Operating Segments”, define the characteristics of an operating segment as a) being engaged in business activity from which it may earn revenues and incur expenses, b) being reviewed by the Company’s chief operating decision maker (“CODM”) for decisions about resources to be allocated and assess its performance and c) having discrete financial information. Although the Company indeed looks at its products to analyze the nature of its revenues, other financial information, such as certain costs and expenses and net income are not captured or analyzed by these categories. Therefore, discrete financial information is not available by product line and the Company has no CODM to make resource allocation decisions or assess the performance of the business based on these categories, but rather in the aggregate. Based on this, management believes that the Company operates in one business segment.

In the analysis of product lines as potential operating segments, management also considered ASC 280-10-50-11, “Aggregation Criteria”, which allows for the aggregation of operating segments if the segments have similar economic characteristics and if the segments are similar in each of the following areas:

•        the nature of the products and services;

•        the nature of the production processes;

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

•        the type or class of customer for their products and services;

•        the methods used to distribute their products or provide their services; and

•        the nature of the regulatory environment, if applicable.

The Company is engaged in the business of manufacturing and selling various transmission boxes. The Company’s manufacturing process is essentially the same for the entire Company and is performed in-house at the Company’s facilities in China. The Company’s customers primarily consist of entities in the automotive, construction machinery or warehousing equipment industries. The distribution of the Company’s products is consistent across the entire Company. In addition, the economic characteristics of each customer arrangement are similar in that the Company maintains policies at the corporate level.

Related Party

In general, related parties exist when there is a relationship that offers the potential for transactions at less than arm’s-length, favorable treatment, or the ability to influence the outcome of events different from that which might result in the absence of that relationship. A related party may be any of the following: a) an affiliate, which is a party that directly or indirectly controls, is controlled by, or is under common control with another party; b) a principle owner, owner of record or known beneficial owner of more than 10% of the voting interest of an entity; c) management, which are persons having responsibility for achieving objectives of the entity and requisite authority to make decision; d) immediate family of management or principal owners; e) a parent company and its subsidiaries; and f) other parties that have ability to significant influence the management or operating policies of the entity.

Economic and Political Risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

Exchange Risk

The Company cannot guarantee that the current exchange rate will remain steady. Therefore, there is a possibility that the Company could post the same amount of profit for two comparable periods and yet, because of a fluctuating exchange rates, record higher or lower profit depending on exchange rate of PRC Renminbi (RMB) converted to U.S. dollars on the relevant dates. The exchange rate could fluctuate depending on changes in the political and economic environment without notice.

Recently Issued Accounting Pronouncements

Recent accounting pronouncements that the Company has adopted or may be required to adopt in the future are summarized below:

In May 2014, the FASB issued a new standard on revenue recognition related to contracts with customers. This standard supersedes nearly all existing revenue recognition guidance and involves a five-step principles-based approach to recognizing revenues. The new model requires revenue recognition to depict the transfer of promised goods or services to customers in an amount that reflects the consideration a company expects to receive. The new standard also requires

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

additional qualitative and quantitative about the nature, amount, timing and uncertainty of revenues and cash flows arising from customer contracts, including significant judgments made in applying the revenue guidance, and assets recognized from the costs to obtain or fulfill a contract. The Company adopted this standard in the first quarter of 2018 using the modified retrospective approach. The adoption of the new standard had no impact on the Company’s consolidated financial position, results of operations, cash flows or disclosures.

In November 2015, the FASB issued ASU 2015-17, “Balance Sheet Classification of Deferred Taxes.” This ASU amends existing guidance to require that deferred income tax assets and liabilities be classified as non-current in a classified balance sheet, and eliminates the prior guidance which required an entity to separate deferred tax assets and liabilities into a current amount and a non-current amount in a classified balance sheet. The Company started adoption of ASU 2015-17 for the fiscal year ended December 31, 2017. The adoption of ASU 2015-17 does not have a material impact on the Company’s consolidated financial position, results of operations, cash flows or disclosures.

In June 2016, the FASB issued ASU 2016-13,” Measurement of Credit Losses on Financial Instruments”, to require financial assets carried at amortized cost to be presented at the net amount expected to be collected based on historical experience, current conditions and forecasts. Subsequently, the FASB issued ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments — Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments, in April 2019. to clarify that receivables arising from operating leases are within the scope of lease accounting standards. The ASUs are effective for interim and annual periods beginning after December 15, 2019, with early adoption permitted. Adoption of the ASUs is modified retrospective. The Company is currently evaluating the impact of the adoption of ASU 2016-13 on the Company’s consolidated financial statements.

In October 2016, the FASB issued ASU 2016-16, Income Taxes (Topic 740): Intra-Entity Transfers Other than Inventory, which requires companies to recognize the income-tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs, rather than when the asset has been sold to an outside party. The Company started adoption of ASU 2016-16 for the fiscal year ended December 31, 2017.The impact of adoption on the Company’s Consolidated Financial Statements for any period presented is not material.

In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230) - Restricted Cash,” (“ASU 2016-18”). This ASU requires a statement of cash flows to explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The Company started adoption of ASU 2016-18 for the fiscal year ended December 31, 2017. The impact of adoption on its Condensed Consolidated Financial Statements for any period presented is not material.

In January 2017, the FASB issued ASU 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, which revises the definition of a business and provides new guidance in evaluating when a set of transferred assets and activities is a business. The Company started adoption of ASU 2017-01 for the fiscal year ended December 31, 2017. The impact of adoption on its Condensed Consolidated Financial Statements for any period presented is not material.

In February 2016, the FASB established Topic 842, Leases, by issuing Accounting Standards Update (ASU) No. 2016-02, which requires lessees to recognize leases on-balance sheet and disclose key information about leasing arrangements. Topic 842 was subsequently amended by ASU No. 2018-01, Land Easement Practical Expedient for Transition to Topic 842; ASU No. 2018-10, Codification Improvements to Topic 842, Leases; and ASU No. 2018-11, Targeted Improvements. The new standard establishes a right-of-use model (ROU) that requires a lessee to recognize a ROU asset and lease liability on the balance sheet for all leases with a term longer than 12 months. Leases will be classified as finance or operating, with classification affecting the pattern and classification of expense recognition in the income statement. The new standard is effective for us on January 1, 2019, with early adoption permitted. We expect to adopt the new standard on its effective date. A modified retrospective transition approach is required, applying the new standard to all leases existing at the date of initial application. An entity may choose to use either

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

(1) its effective date or (2) the beginning of the earliest comparative period presented in the financial statements as its date of initial application. If an entity chooses the second option, the transition requirements for existing leases also apply to leases entered into between the date of initial application and the effective date. The entity must also recast its comparative period financial statements and provide the disclosures required by the new standard for the comparative periods. We expect to adopt the new standard on January 1, 2019 and use the effective date as our date of initial application. Consequently, financial information will not be updated and the disclosures required under the new standard will not be provided for dates and periods before January 1, 2019.

In January 2017, the FASB issued ASU No. 2017-04 (Topic 350) Intangibles — Goodwill and Other: Simplifying the Test for Goodwill Impairment, which removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. Under the amended guidance, a goodwill impairment charge will now be recognized for the amount by which the carrying value of a reporting unit exceeds its fair value, not to exceed the carrying amount of goodwill. This ASU will be applied on a prospective basis and is effective for interim and annual periods beginning after December 15, 2019, with early adoption permitted for any impairment tests performed after January 1, 2017. The Company does not expect the adoption will have a material impact on the Consolidated Financial Statements.

In August 2018, the FASB issued ASU 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which eliminates, adds, and modifies certain disclosure requirements for fair value measurements under ASC 820. This ASU is to be applied on a prospective basis for certain modified or new disclosure requirements, and all other amendments in the standard are to be applied on a retrospective basis. The new standard is effective for interim and annual periods beginning after December 15, 2019, with early adoption permitted. The Company is currently evaluating the impact of adoption on the Consolidated Financial Statements.

NOTE 3 — CONCENTRATION ON REVENUES AND COST OF GOODS SOLD

Concentration of major customers and suppliers:

	Year ended December 31,
	2018		2017
Major customers representing more than 10% of the Company’s revenues
Company A	$8,826,142	14.7%	$6,694,345	13.6%
Total Revenues	$8,826,142	14.7%	$6,694,345	13.6%
	Year ended December 31,
	2018		2017
Major customers representing more than 10% of the Company’s accounts receivable
Company A	$892,651	8.05%	$1,087,893	12.24%
Company B	1,276,086	11.51%	814,662	9.17%
Company C	1,147,108	10.35%	840,015	9.45%
Total	$3,315,845	29.91%	$2,742,570	30.86%

Accounts receivable from the Company’s major customers accounted for 29.91% and 30.86% of total accounts receivable balances as of December 31, 2018 and 2017, respectively.

There were no suppliers representing more than 10% of the Company’s total purchases for the years ended December 31, 2018 and 2017, respectively.

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 4 — CASH AND CASH EQUIVALENTS

	December 31,
	2018	2017
Cash	$17,567	$16,010
Bank deposit	3,359,997	1,295,780
Total	$3,377,564	$1,311,790

NOTE 5 — ACCOUNTS RECEIVABLE

Accounts receivable is net of allowance for doubtful accounts.

	December 31,
	2018	2017
Accounts receivable	$11,082,207	$8,887,100
Less: allowance for doubtful accounts	(906,138)	(651,248)
Accounts receivable, net	$10,176,069	$8,235,852

Changes in the allowance for doubtful accounts are as follows:

	December 31,
	2018	2017
Beginning balance	$651,248	$538,701
Provision for doubtful accounts	254,890	112,547
Ending balance	$906,138	$651,248

NOTE 6 — INVENTORIES

	December 31,
	2018	2017
Raw materials	$5,055,940	$3,650,345
Revolving material	573,907	568,407
Consigned processing material	33,470	44,932
Work-in-progress	2,020,295	1,398,320
Finished goods	3,752,899	1,104,431
Goods in transit	1,142,070	2,294,907
Less: Reserve for inventories.	(178,107)	(77,832)
Inventories, net	$12,400,474	$8,983,510

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 7 — NOTES RECEIVABLE

Bank notes receivable:

December 31, 2018
Due Dec., 2018, extended for 30 days and subsequently settled in Jan., 2019	$58,282
Due Jan., 2019, subsequently settled in Jan., 2019	2,406,957
Due Feb., 2019, subsequently settled in Feb., 2019	2,185,316
Due Mar., 2019, subsequently settled in Mar., 2019	2,063,102
Due Apr., 2019, subsequently settled in Apr., 2019	1,794,540
Due May, 2019, subsequently settled in May, 2019	2,753,649
Due Jun., 2019, subsequently settled in June, 2019	2,480,023
Due Jul., 2019	196,856
Due Aug., 2019	36,426
Due Sept., 2019	43,711
Due Oct., 2019	14,571
Due Nov., 2019	14,571
Total	14,048,004
December 31, 2017
Due Dec., 2017, extended for 30 days and subsequently settled in Jan., 2018	$30,608
Due Jan., 2018, subsequently settled in Jan., 2018	1,651,850
Due Feb., 2018, subsequently settled in Feb., 2018	1,807,616
Due Mar., 2018, subsequently settled in Mar., 2018	1,347,979
Due Apr., 2018, subsequently settled in Apr., 2018	1,975,677
Due May, 2018, subsequently in May, 2018	1,729,548
Due Jun., 2018 subsequently settled in Jun., 2018	4,150,675
Due Jul., 2018, subsequently settled in Jul., 2018	30,608
Due Dec., 2018, subsequently settled in Dec., 2018	214,281
Total	12,938,842

Commercial notes receivable:

December 31, 2018
Due Jan., 2019, subsequently settled in Jan., 2019	$518,534
Due Feb., 2019, subsequently settled in Feb., 2019	106,685
Due Mar., 2019, subsequently settled in Mar., 2019	28,684
Due Apr., 2019, subsequently settled in Apr., 2019	67,010
Due May, 2019, subsequently settled in May, 2019	72,852
Due June, 2019, subsequently settled in June, 2019	281,210
Less: allowance for doubtful accounts	(53,749)
Total	1,021,226

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 7 — NOTES RECEIVABLE (cont.)

December 31, 2017
Due Jan., 2018, subsequently settled in Jan., 2018	259,006
Due Feb., 2018, subsequently settled in Feb., 2018	459,123
Due Mar., 2018, subsequently settled in Mar., 2018	459,123
Due May, 2018, subsequently settled in May, 2018	765,205
Due Jun., 2018 subsequently settled in Jun., 2018	1,300,848
Less: allowance for doubtful accounts	(162,165)
Total	3,081,140

Endorsed but undue notes:

December 31, 2018
Due Jan., 2019, subsequently settled in Jan., 2019	$29,141
Due Feb., 2019, subsequently settled in Feb., 2019	364,262
Due Mar., 2019, subsequently settled in Mar., 2019	189,416
Due Apr., 2019, subsequently settled in Apr., 2019	218,557
Due May, 2019, subsequently settled in May, 2019	378,832
Due Jun., 2019, subsequently settled in Jun, 2019	160,275
Less: allowance for doubtful accounts	(67,024)
Total	1,273,459
December 31, 2017
Due Mar., 2018, subsequently settled in Mar,2018	$535,643
Due May, 2018, subsequently settled in May,2018	183,649
Less: allowance for doubtful accounts	(35,965)
Total	683,327

Bank notes and commercial notes are means of payment from customers for the purchase of the Company’s products and are issued by financial institutions or business entities, respectively, that entitle the Company to receive the full face amount from the issuer at maturity, which bears no interest and generally ranges from three to six months from the date of issuance. As of December 31, 2018, the Company pledged notes receivable for an aggregate amount of $9,190,808 to Bank of Communications as a means of security for issuance of bank acceptance notes for an aggregate amount of $7,713,085.

NOTE 8 — OTHER CURRENT ASSETS

Other current assets consist of the following:

	December 31,
	2018	2017
Pending deduction VAT on purchase	$217	$127,919
Income Tax Prepaid	248,430	—
Financial products	2,185,569	10,575,128
Other Receivables, net	76,908	43,753
Total	2,511,124	$10,746,800

Financial products are low risk, highly liquid money-market investment products with duration less than 90 days and expected annualized return ranging from 3.35% to 3.85%.

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 9 — PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

	December 31,
	2018	2017
Cost:
Plant and buildings	$10,330,265	$—
Machinery and equipment	18,753,984	12,789,784
Motor vehicles	258,646	238,511
Office equipment	106,542	101,984
Fixed assets decoration	198,085	208,060
	29,647,522	13,338,339

Less: Accumulated depreciation
Plant and buildings	(172,171)	—
Machinery and equipment	(8,671,117)	(7,799,946)
Motor vehicles	(205,339)	(210,576)
Office equipment	(75,666)	(74,389)
Fixed assets decoration	(72,100)	(67,575)
	(9,196,393)	(8,152,486)
Property, plant and equipment, net	$20,451,129	$5,185,853

NOTE 10 — CONSTRUCTION IN PROGRESS

	December 31,
	2018	2017
New plant project in Meizhu	—	7,966,368
Equipment installation project	$1,607,324	$5,619,213
Total	1,607,324	13,585,581

There was construction in progress of $1,607,324 as of December 31, 2018, which was the final equipment installation work, representing approximately 10% of the total cost of the Company’s new factory. The new factory was fully completed by the end of April, 2019. In May 2019, the Company obtained Real Estate Title Certificate for those new properties. As of December 31, 2018, there was no other projects that had been contemplated and budgeted.

NOTE 11 — LAND USE RIGHTS

Land use rights consisted of the following:

	December 31,
	2018	2017
Cost of land use rights	$4,356,216	$4,456,888
Less: Accumulated amortization	(467,460)	(399,487)
Land use rights, net	$3,888,756	$4,057,401

1)      As of December 31, 2018, there was land use rights with net book value of $3,888,756, out of which approximately $3,744,139 were used as collateral for the Company’s short-term bank loans;

2)      As of December 31, 2017, there was land use rights with net book value of $4,057,401, out of which approximately $4,021,038 were used as collateral for the Company’s short-term bank loans.

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 11 — LAND USE RIGHTS (cont.)

Amortization expense for the next five years and thereafter is as follows:

2019	$87,119
2020	87,119
2021	87,119
2022	87,119
2023	87,119
Thereafter	3,453,161
Total	$3,888,756

NOTE 12 — GOODWILL

Goodwill was as follows:

	December 31,
	2018	2017
Zhejiang Shengte Transmission Equipment Co., Ltd.	$3,954	$4,153
Total	$3,954	$4,153

Unrealized foreign exchange translation loss for the year ended December 31, 2018 was $199 which has been included in other comprehensive loss.

NOTE 13 — OTHER NON-CURRENT ASSETS

Other non-current assets consist of the following:

	December 31,
	2018	2017
Prepayment for equipment engineering	$2,913	$349,700
Prepayment for land purchase		115,071
Total	$2,913	$464,771

NOTE 14 — NOTES PAYABLE

Bank acceptance notes:

December 31, 2017
Due Jan., 2018, subsequently settled on due date	2,246,182
Due Feb., 2018, subsequently settled on due date	2,644,547
Due Mar., 2018, subsequently settled on due date	2,889,515
Due Apr., 2018, subsequently settled on due date	2,620,061
Due May., 2018, subsequently settled on due date	2,914,358
Due Jun., 2018 subsequently settled on due date	2,976,420
Due Jul., 2018, subsequently settled on due date	—
Due Aug., 2018, subsequently settled on due date	—
Due Sept., 2018, subsequently settled on due date	—
Due Oct., 2018, subsequently settled on due date	—
Due Nov., 2018, subsequently settled on due date	—
Due Dec., 2018, subsequently settled on due date	—
Total	16,291,083

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 14 — NOTES PAYABLE (cont.)

December 31, 2018
Due Jan., 2019, subsequently settled on due date	2,338,961
Due Feb., 2019, subsequently settled on due date	1,155,191
Due Mar., 2019, subsequently settled on due date	3,409,488
Due Apr., 2019, subsequently settled on due date	2,751,102
Due May., 2019, subsequently settled on due date	2,018,738
Due Jun., 2019 subsequently settled on due date	5,447,024
Due Jul., 2019	—
Due Aug., 2019	—
Due Sept., 2019	—
Due Oct., 2019	—
Due Nov., 2019	—
Due Dec., 2019	—
Total	17,120,504

The interest-free notes payable, ranging from six months to one year from the date of issuance, were secured by $3,405,044 and $3,882,281 restricted cash, as of December 31, 2018 and 2017, respectively.

All the notes payable are subject to bank charges of 0.05% of the principal amount as commission, included in the financial expenses in the statement of operations, on each loan transaction.

NOTE 15 — ACCOUNTS PAYABLE

	December 31,
Items	2018	2017
Purchases for materials	13,666,017	14,829,969
Procurement of equipment	1,305,427	1,866,474
Total	14,971,444	16,696,443

NOTE 16 — SHORT TERM BANK LOANS

Maturity Date	Type	Bank Name	December 31, Interest Rate per Annum (%)	2017
Mar.8, 2018	Guaranteed bank loans	Rural commercial bank	5.00	$2,295,614
Mar.15, 2018	Guaranteed bank loans	Rural commercial bank	5.00	$2,295,614
Mar.22, 2018	Guaranteed bank loans	Rural commercial bank	5.00	$3,060,818
Sept.6, 2018	Guaranteed bank loans	Bank of Communications	4.79	$1,224,327
Nov.8, 2018	Collateralized bank loans	Agricultural bank	4.57	$1,683,450
Nov.14, 2018	Collateralized bank loans	Agricultural bank	4.57	$1,346,760
Nov.22, 2018	Collateralized bank loans	Agricultural bank	4.57	$1,377,368
Nov.27, 2018	Guaranteed bank loans	Agricultural bank	4.79	$514,218
Dec.7, 2018	Collateralized bank loans	Agricultural bank	4.57	$1,989,532
Dec.7, 2018	Collateralized bank loans	Agricultural bank	4.57	$1,759,971
Total				$17,547,672

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 16 — SHORT TERM BANK LOANS (cont.)

Maturity Date	Type	Bank Name	December 31, Interest Rate per Annum (%)	2018
Mar.5, 2019	Guaranteed bank loans	Rural commercial bank	5.00	$2,185,569
Mar.7, 2019	Guaranteed bank loans	Rural commercial bank	5.00	$2,914,093
Mar.12, 2019	Guaranteed bank loans	Rural commercial bank	5.00	$2,185,569
Sept.6, 2019	Guaranteed bank loans	Bank of Communications	4.79	$1,165,637
Nov.8, 2019	Collateralized bank loans	Agricultural bank	4.57	$1,602,751
Nov.12, 2019	Collateralized bank loans	Agricultural bank	4.57	$1,282,201
Nov.20, 2019	Collateralized bank loans	Agricultural bank	4.57	$1,311,342
Nov.26, 2019	Guaranteed bank loans	Agricultural bank	4.79	$489,568
Dec.4, 2019	Collateralized bank loans	Agricultural bank	4.57	$3,569,763
Apr.1, 2019	Guaranteed bank loans	Bank of Hangzhou	5.66	$2,914,092
Total				$19,620,585

All short term bank loans are obtained from local banks in China and are repayable within one year. Normally banks will renew the loan facilities but will require full repayment on maturity under existing loan facility and then drawdown under the new facility.

The average annual interest rate of the short-term bank loans was 4.852% and 4.743% as of December 31, 2018 and 2017, respectively. The Company was in compliance with their financial covenants at December 31, 2018 and 2017, respectively.

Short-term loans are summarized as follow:

	December 31,
	2018	2017
Collateralized bank loans	$7,766,057	$8,157,081
Guaranteed bank loans	11,854,528	9,390,591
Total	$19,620,585	$17,547,672

NOTE 17 — LONG TERM BANK LOANS

Maturity Date	Type	Bank Name	December 31, Interest Rate per Annum (%)	2018
Dec.20, 2020	Project Loans	Bank of Hangzhou	5.88	$3,642,616
Dec.20, 2020	Project Loans	Bank of Hangzhou	5.88	$2,914,092
Total				$6,556,708
Maturity Date	Type	Bank Name	December 31, Interest Rate per Annum (%)	2017
Dec.20, 2020	Project Loans	Bank of Hangzhou	5.88	$4,591,228
Dec.20, 2020	Project Loans	Bank of Hangzhou	5.88	$3,060,818
Total				$7,652,046

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 18 — OTHER LONG TERM LIABILITIES

	December 31,
	2018	2017
Government subsidy	1,994,366	1,870,060
Total	$1,994,366	$1,870,060

Government subsidy consists of the following:

	December 31,
	2018	2017
Land purchase subsidy	$1,029,602	$1,089,651
Special funds for the development of industry and information technology	43,711	45,912
Financial discount	133,588	180,095
Special financial subsidies provided for industrial transformation and upgrading	101,508	135,696
Subsidies for the strategic emerging equipment manufacturing industry	81,352	100,752
Technical renovation subsidy of “Machines take the place of humans” in 2014	6,375	7,767
Coordinated innovation in strategic emerging equipment manufacturing industry\ Coordinate manufacturing subsidy funds	230,699	280,575
Financial subsidy funds for energy conservation and consumption reduction projects	24,630	29,612
Subsidies for the purchase of industrial robots	3,701
Special funds for the revitalization of the real economy	339,200
Total	$1,994,366	$1,870,060

Other long-term liabilities was $1,994,366 and $1,870,060 for the years ended December 31, 2018 and 2017, respectively.

NOTE 19 — GEOGRAPHICAL SALES AND SEGMENTS

Our management does not utilize operating segments to make decisions about the business. Management believes that it operates in one business segment.

Information for the Company’s sales by geographical area for the years ended December 31, 2018 and 2017 are as follows:

	December 31,
	2018	2017
Domestic Sales	$60,016,626	$48,888,741
International Sales	196,462	184,448
Total	60,213,088	49,073,189
	December 31,
	2018	2017
Major Product
Transmission boxes for Forklift	59,837,256	49,073,189
Transmission boxes for Non-Forklift (EV, etc.)	375,832	—
Total	60,213,088	49,073,189

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 20 — INCOME TAXES

Hong Kong SAR

Zhongchai Holding (Hong Kong) Limited is registered in the Hong Kong Special Administrative Region of the People’s Republic of China and is subject to 16.5% income tax for locally earned income, but is exempt from income tax for income or gains earned outside of Hong Kong. The Company had no sales revenue in Hong Kong for the years ended December 31, 2018 and 2017.

The PRC

According to the relevant laws and regulations in the PRC, foreign invested enterprises established prior to January 1, 2008 are entitled to full exemption from income tax for two years beginning with the first year in which such enterprise is profitable and a 50% income tax reduction for the subsequent three years. Zhejiang Zhongchai Machinery Co., Ltd. was entitled to an exemption during the two years ended December 31, 2007 and was subject to a 50% income tax reduction during the three years ended December 31, 2010. Starting from January 1, 2013, Zhejiang Zhongchai has been enjoying a tax rate of 15% as it is considered as a High and New Technology Enterprise by the PRC government, which may be renewable every three years if Zhejiang Zhongchai continues to obtain this award. Between January 1, 2016 and December 31, 2018, the company continue enjoyed this preferential tax rate. Between January 1, 2016 and December 31, 2018, Zhejiang Zhongchai continued enjoying this preferential tax rate.

Shengte, the wholly owned subsidiary, and Hengyu, the 62.5% owned subsidiary, respectively, of Zhejiang Zhongchai incorporated in the PRC, are both imposed at the standard income tax rate of 25%.

Enterprises established under the laws of foreign countries or regions and whose “place of effective management” is located within the PRC territory are considered PRC resident enterprises and subject to the PRC income tax at the rate of 25% on worldwide income. The definition of “place of effective management” refers to an establishment that exercises, in substance, overall management and control over the production and business, personnel, accounting, properties, etc. of an enterprise. As of December 31, 2018 no detailed interpretation or guidance has been issued to define “place of effective management”. Furthermore, as of December 31, 2018, the administrative practice associated with interpreting and applying the concept of “place of effective management” is unclear. If the Company’s non-PRC incorporated entities are deemed PRC tax residents, such entities would be subject to PRC tax The Company has analyzed the applicability of this law, as of December 31, 2018, and the Company has not accrued for PRC tax on such basis. The Company will continue to monitor changes in the interpretation or guidance of this law.

PRC tax law also imposes a 10% withholding income tax, subject to reduction based on tax treaty where applicable, for dividends distributed by a foreign invested enterprise to its immediate holding company outside China. Such dividends were exempted from PRC tax under the previous income tax law and regulations. The foreign invested enterprise is subject to the withholding tax starting from January 1, 2008.

The Company adopted the guidance in ASC 740 related to uncertain tax positions. The guidance addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. ASC 740 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.

As of December 31, 2018 and December 31, 2017, the Company did not have any liability for unrecognized tax benefits, and no interest related to unrecognized tax benefits and penalties as income tax expense was recognized for these years.

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 20 — INCOME TAXES (cont.)

The Company files income tax returns with the annual settlement and payment of enterprise income tax system of PRC and is subject to examinations by the tax authorities in PRC for years after the establishment.

As of December 31, 2018 and December 31, 2017, the Company was not aware of any pending income tax examinations by PRC tax authorities and no accrued interest or penalties related to uncertain tax positions was recognized.

The tax years for 2015, 2016, and 2017 are subject to examination by the tax authorities according to the tax regulations of PRC. With few exceptions, as of December 31, 2018, the Company is no longer subject to examinations by PRC tax authorities for years before 2015.

As of December 31, 2018, there was approximately US$4.6 million retained earnings at the Company’s PRC subsidiary, Zhejiang Zhongchai’s account. Given the Company’s plan to expand into a new business line of automatic guided vehicles (“AGVs”) in near future, Zhejiang Zhongchai is prepared to be the future supplier of transmission boxes for the AGVs, and the board of Zhejiang Zhongchai does not intend to further repatriate these earnings to the Hong Kong parent company, Zhongchai Holding, but instead to reinvest into research and development, moldings, production line and fittings and tools to produce transmission boxes for AGVs, total expenditure of which estimated at approximately US$20 million. Zhejiang Zhongchai’s two subsidiaries in PRC, Shengte and Hengyu, had retained earnings of approximately US$0.5 million and accumulated loss of US$0.03 million, respectively, in their balance sheets as of December 31, 2018. Neither do they intend to distribute any current or future earnings, if any. Accordingly, the Company did not provide for the 10% PRC withholding tax on retained earnings as of December 31, 2018, which would be imposed on dividends distributed to the holding company outside China.

Income tax consisted of the following:

	December 31,
	2018	2017
Current	$1,469,911	$2,300,911
Deferred	(76,955)	(108,264)
Income tax	1,392,956	2,192,647

NOTE 21 — EARNINGS PER SHARES

Basic earnings per share are computed by dividing income attributable to holders of ordinary shares by the weighted average number of ordinary shares outstanding during the period.

Diluted earnings per ordinary share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares.

The following table sets forth the computation of basic and diluted earnings per share for the periods indicated:

	December 31,
	2018	2017
Net income attribute to the Company	$5,882,474	$(3,264,935)
Weighted average ordinary shares outstanding – basic and diluted	1,000,000	1,000,000
Basic and diluted earnings per share	$5.88	$(3.26)

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 22 — COMMITMENTS AND CONTINGENCIES

Guarantees and pledged collateral for bank loans to other parties:

(1)    Guarantees for bank loans to other parties

	December 31,
	2018	2017
Zhejiang Xinchai Co., Ltd.	$14,497,610	$15,227,572
Total	$14,497,610	$15,227,572

(2)     Pledged collateral for bank loans

As of December 31, 2018 and December 31, 2017, none of the Company’s land use rights or properties, plants and equipment was pledged as collateral securing bank loans to other parties.

(3)    Litigation

As of December 31, 2018 and 2017, there was no pending or threatened litigations known to the Company.

NOTE 23 — RELATED PARTY TRANSACTIONS

(a)    Names and Relationship of Related Parties:

Existing Relationship with the Company
Sinomachinery Holding Limited	Under common control of Peter Zuguang Wang
Cenntro Holding Limited	Sole shareholder of the Company
Zhejiang Kangchen Biotechnology Co., Ltd.	Under common control of Peter Zuguang Wang
Cenntro Smart Manufacturing Tech. Co., Ltd.	Under common control of Peter Zuguang Wang
Zhejiang Zhonggong Machinery Co., Ltd.	Under common control of Peter Zuguang Wang
Zhejiang Zhonggong Agricultural Equipment Co., Ltd.	Under common control of Peter Zuguang Wang
Xinchang County Jiuxin Investment Management Partnership (LP)(6)	Under control of Mr. Mengxing He, director and General Manager of Zhejiang Zhongchai and legal representative, executive director and general manager of Shengte

(b)    Summary of Balances with Related Parties:

	December 31,
	2018	2017
Due to related parties:
Sinomachinery Holding Limited(1)	$1,775,869	$1,775,869
Zhejiang Kangchen Biotechnology Co., Ltd(2)	65,567	68,868
Zhejiang Zhonggong Machinery Co., Ltd.(3)	1,276,691	1,191,574
Xinchang County Jiuxin Investment Management Partnership (LP)(4)	160,337
Zhejiang Zhonggong Agricultural Equipment Co., Ltd.(5)	11,135	11,696
Cenntro Smart Manufacturing Tech. Co., Ltd.(6)	20,399	14,845
Total	$3,309,998	3,062,852

The balance of due to related parties as of December 31, 2018 and 2017 consisted of:

____________

(1)      Overpayment from Sinomachinery Holding Limited for certain purchase order;

(2)      Temporary borrowings from Zhejiang Kangchen Biotechnology Co., Ltd.;

(3)      Unpaid balances for purchasing of materials and equipment from Zhejiang Zhonggong Machinery Co., Ltd.;

(4)      Dividends declared but unpaid to Xinchang County Jiuxin Investment Management Partnership (LP);

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 23 — RELATED PARTY TRANSACTIONS (cont.)

(5)      Unpaid balances for purchasing of materials from Zhejiang Zhonggong Agricultural Equipment Co., Ltd.;

(6)      Prepayment from Cenntro Smart Manufacturing Tech. Co., Ltd.

	December 31,
	2018	2017
Due from related parties:
Cenntro Holding Limited(7)	32,861,718	34,706,370
Total	$32,861,718	$34,706,370

The balance of due from related parties as of December 31, 2018 and 2017 consisted of:

(7)      Net other receivable from Cenntro Holding Limited in the amount of $32,861,718 and $34,706,370 as of December 31, 2018 and 2017, respectively, representing the proceeds of $36,636,262 and $38,480,914 from transfer of long-term investment to Cenntro Holding Limited in 2018 and 2017, offset by the unpaid dividend of $3,774,544 to Cenntro Holding Limited. Changes in USD numbers during the two years was due to change in exchange rate. In June 2017, Hengyu, the Company’s 62.5% owned subsidiary, sold the 16.23% of Sinomachinery Group Limited to Cenntro Holding Limited for RMB 321.92M. Cenntro Holding will pay the full balance due to Zhongchai Holding by October 27, 2020.

(c)     Summary of Related Party Transactions:

A summary of trade transactions with related parties during the two years ended December 31, 2018 and 2017 is as follows:

		December 31,
		2018	2017
Purchases from related parties:
Zhejiang Zhonggong Agricultural Equipment Co., Ltd.	Purchase of materials	$—	$769,040
Zhejiang Zhonggong Machinery Co., Ltd.	Purchase of materials and equipment	1,023,680	1,396,045
		December 31,
		2018	2017
Sales to related parties:
Zhejiang Zhonggong Agricultural Equipment Co., Ltd.	Sale of goods	$—	$31,274
Zhejiang Zhonggong Machinery Co., Ltd.	Sale of goods	7,621	35,359
Cenntro Smart Manufacturing Tech. Co., Ltd.	Provision services and Sale of goods	611,282	30,239
Cenntro Holding Limited	Sale of investment	—	49,266,689

NOTE 24 — EQUITY INCENTIVES

Zhongchai Holding paid RMB31.6 million (approximately $4.7 million) to Mr. Mengxing He, general manager of Zhejiang Zhongchai as a reward for his past performance and incentive for his continuous contribution to Zhejiang Zhongchai. Mr. He then invested these funds in Zhejiang Zhongchai through Xinchang County Jiuxin Investment Management Partnership (LP), an entity that Mr. He controls, in exchange for 10.53% of the outstanding equity interests in Zhejiang Zhongchai. The difference between the fair market value of such equity interests in Zhejiang Zhongchai, or RMB52.7 million (approximately $7.8 million), and the actual consideration paid was charged as an equity incentive fee of approximately RMB21.1 million (approximately $3.1 million) in general and administrative expenses.

ZHONGCHAI HOLDING (HONG KONG) LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

NOTE 24 — EQUITY INCENTIVES (cont.)

The Company identified the fair market value of such equity interests as Level 3 instruments due to the fact that little or no market data exists, thus the company develop its own assumptions. Income approach — in this approach, the discounted cash flow method was used to capture the present value of the expected future economic cash outflows to be derived, based on an appropriate discount rate.

NOTE 25 — SUBSEQUENT EVENTS

We have evaluated all events or transactions that occurred after December 31, 2018 up through July 12, 2019, the date the financial statements were issued. The company had no subsequent events that need to be disclosed, except as follows:

Zhongchai Holding and its shareholders are in discussion with Greenland Acquisition Corporation (“Greenland”), a British Virgin Islands business company with limited liability, regarding a business combination for Greenland to purchase all outstanding shares of Zhongchai Holding, the final terms of which are expected to be agreed upon in the near future.

On December 19, 2018, Zhejiang Zhongchai conducted a “sale and leaseback” transaction with Shanghai Dingce Financial Leasing Co., Ltd. (hereinafter referred to as “Dingce”), under which Zhongchai nominally ‘sold’ a set of manufacturing equipment (with original value of RMB54,946,371.88) to Dingce for RMB25,000,000, and hence leased the equipment back. Simultaneously Zhejiang Zhongchai pledged the leased equipment with Dingce as a security. Term of the lease is 36 months starting from January 3, 2019 to January 2, 2022, and total rental payment under the lease contract adds up to RMB28,179,685.08. The two shareholders of Zhejiang Zhongchai, namely Zhongchai Holding and Jiuxin, respectively, pledged 8.947% and 1.053% of their ownership interest in Zhejiang Zhongchai with Dingce on January 2, 2019 and December 21, 2018, respectively, as security for the lease transaction, representing US$2,560,000 and $301,294.30, respectively, based on par value of registered capital of Zhejiang Zhongchai.

Annex A

SHARE EXCHANGE AGREEMENT

by and among

GREENLAND ACQUISITION CORPORATION,
as the Purchaser,

GREENLAND ASSET MANAGEMENT CORPORATION,
as the Purchaser Representative,

ZHONGCHAI HOLDING (HONG KONG) LIMITED,
as the Company

and

CENNTRO HOLDING LIMITED,
as the Seller

Dated as of July 12, 2019

A-i

A-ii

INDEX OF EXHIBITS

Exhibit	Description
Exhibit A	Form of Non-Competition Agreement
Exhibit B	Form of Lock-Up Agreement
Exhibit C	Form of Registration Rights Agreement
Exhibit D	Form of Escrow Agreement
Exhibit E	Form of Incentive Plan

A-iii

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (this “Agreement”) is made and entered into as of July 12, 2019 by and among: (i) Greenland Acquisition Corporation, a British Virgin Islands business company with limited liability (the “Purchaser”); (ii) Greenland Asset Management Corporation, a British Virgin Islands company with limited liability, in the capacity as the representative from and after the Closing (as defined below) for the shareholders of the Purchaser other than the Seller and its successors and assigns in accordance with the terms and conditions of this Agreement (the “Purchaser Representative”); (iii) Zhongchai Holding (Hong Kong) Limited, a Hong Kong registered company (the “Company”); and (iv) Cenntro Holding Limited (the “Seller”). The Purchaser, Purchaser Representative, the Company and the Seller are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”.

RECITALS:

WHEREAS, certain capitalized terms used herein are defined in Article XII hereof;

WHEREAS, the Seller owns 100% of the issued and outstanding shares and other equity interests in or of the Company;

WHEREAS, the Company, indirectly through its direct and indirect Subsidiaries, currently manufactures and sells transmission products in the PRC;

WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, all of the issued and outstanding shares and any other equity interests in or of the Company in exchange for newly issued ordinary shares of the Purchaser, subject to the terms and conditions set forth herein; and

WHEREAS, simultaneously with the execution and delivery of this Agreement, certain Parties are entering into the following agreements, each to be effective and contingent upon the Closing: (i) Non-Competition and Non-Solicitation Agreements by the Seller in favor of and for the benefit of the Purchaser, the Company and each of the other Covered Parties (as defined therein) (each, a “Non-Competition Agreement”), the form of which is attached as Exhibit A hereto; (ii) Lock-Up Agreements to be entered into by the Seller, the Purchaser and the Purchaser Representative (each a “Lock-Up Agreement”), the form of which is attached as Exhibit B hereto; and (iii) the Registration Rights Agreement to be entered into by the Seller, the Purchaser and the Purchaser Representative (the “Registration Rights Agreement”), the form of which is attached as Exhibit C hereto.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Parties hereto agree as follows:

Article I
THE SHARE EXCHANGE

1.1     Purchase and Sale of Shares. At the Closing and subject to and upon the terms and conditions of this Agreement, the Seller shall sell, transfer, convey, assign and deliver to the Purchaser, and the Purchaser shall purchase, acquire and accept from the Seller, all of the issued and outstanding shares and other equity interests in or of the Company (collectively, the “Purchased Shares”), free and clear of all Liens (other than potential restrictions on resale under applicable securities Laws).

1.2     Consideration. Subject to and upon the terms and conditions of this Agreement, in full payment for the Purchased Shares, the Purchaser shall issue and deliver to the Seller 7,500,000 Purchaser Ordinary Shares (the “Exchange Shares”), subject to the withholding of the Escrow Shares deposited in the Escrow Account in accordance with Section 1.3.

1.3     Escrow.

(a)     At or prior to the Closing, the Purchaser, the Purchaser Representative, the Seller and the Escrow Agent shall enter into an Escrow Agreement, effective as of the Closing, substantially in the form attached as Exhibit D hereto (the “Escrow Agreement”), pursuant to which the Purchaser shall cause to be delivered to the Escrow Agent at the Closing ten percent (10%) of the Exchange Shares otherwise deliverable to the Seller at the Closing (including any equity securities paid as dividends or distributions with respect to such shares or into which such shares are exchanged or converted, the “Escrow Shares”), with the Escrow Shares, along with any dividends, distributions and other earnings thereon and other Escrow Property, to be held by the Escrow Agent in a segregated escrow account (“Escrow Account”) and disbursed therefrom in accordance with the terms and conditions of this Agreement and the Escrow Agreement. The Escrow Shares and other Escrow Property shall serve as a source of security for the Seller’s indemnification obligations under Article VII. The Seller shall have the right to vote such Escrow Shares during the time held in the Escrow Account as Escrow Shares.

(b)     The Escrow Property shall no longer be subject to any indemnification claim after the date which is eighteen (18) months after the Closing Date (the “Expiration Date”); provided, however, with respect to any indemnification claims made in accordance with Article VII hereof on or prior to the Expiration Date (including those that are revised or adjusted in accordance with Article VII after the Expiration Date) that remain unresolved as of the end of the Expiration Date (“Pending Claims”), all or a portion of the Escrow Property reasonably necessary to satisfy such Pending Claims (as determined based on the amount of the indemnification claim included in the Claim Notice provided by the Purchaser Representative under Article VII and the Purchaser Share Price as of the Expiration Date) shall remain in the Escrow Account until such time as such Pending Claim shall have been finally resolved pursuant to the provisions of Article VII. After the Expiration Date, any Escrow Property remaining in the Escrow Account that is not subject to Pending Claims, if any, and not subject to resolved but unpaid claims in favor of an Indemnitee, shall be disbursed by the Escrow Agent to the Seller. Promptly after the final resolution of all Pending Claims and the payment of all indemnification obligations in connection therewith, the Escrow Agent shall disburse any Escrow Property remaining in the Escrow Account to the Seller.

1.4     Company Shareholder Consent. The Seller, as the sole shareholder of the Company, hereby approves, authorizes and consents to the Company’s execution and delivery of this Agreement and the Ancillary Documents to which it is or is required to be a party or otherwise bound, the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby. The Seller acknowledges and agrees that the consents set forth herein are intended and shall constitute such consent of the Seller as may be required (and shall, if applicable, operate as a written shareholder resolution of the Company) pursuant to the Company’s Organizational Documents, any other agreement in respect of the Company to which the Seller is a party and all applicable Laws.

Article II
CLOSING

2.1     Closing. Subject to the satisfaction or waiver of the conditions set forth in Article VIII, the consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Ellenoff Grossman & Schole, LLP, 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, on the second (2nd) Business Day after all the Closing conditions to this Agreement have been satisfied or waived at 10:00 a.m. local time, or at such other date, time or place as the Purchaser and the Company may agree (the date and time at which the Closing is actually held being the “Closing Date”).

Article III
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Except as set forth in the disclosure schedules delivered by the Purchaser to the Company on the date hereof (the “Purchaser Disclosure Schedules”), the Section numbers of which are numbered to correspond to the Section numbers of this Agreement to which they refer, or in the SEC Reports that are available on the SEC’s website through EDGAR, the Purchaser represents and warrants to the Company, as of the date hereof and as of the Closing as follows:

3.1     Organization and Standing. The Purchaser is a business company with limited liability duly incorporated, validly existing and in good standing under the Laws of the British Virgin Islands. The Purchaser has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Purchaser is duly qualified or licensed and in good standing to conduct business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed or in good standing can be cured without material cost or expense. The Purchaser has heretofore made available to the Company accurate and complete copies of the Organizational Documents of the Purchaser, as currently in effect. The Purchaser is not in violation of any provision of its Organizational Documents in any material respect.

3.2     Authorization; Binding Agreement. The Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Document to which it is a party, to perform the Purchaser’s obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby (subject in each case to the Required Shareholder Vote). The execution and delivery by the Purchaser of this Agreement and each Ancillary Document to which it is a party and the consummation of the transactions contemplated hereby and thereby (a) have been duly and validly authorized by the board of directors of the Purchaser, and (b) no other corporate proceedings, other than as set forth elsewhere in the Agreement (including the Required Shareholder Vote), on the part of the Purchaser are necessary to authorize the execution and delivery of this Agreement and each Ancillary Document to which it is a party or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each Ancillary Document to which the Purchaser is a party shall be when delivered, duly and validly executed and delivered by the Purchaser and, assuming the due authorization, execution and delivery of this Agreement and such Ancillary Documents by the other parties hereto and thereto, constitutes, or when delivered shall constitute, the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors’ rights generally or by any applicable statute of limitation or by any valid defense of set-off or counterclaim, and the fact that equitable remedies or relief (including the remedy of specific performance) are subject to the discretion of the court from which such relief may be sought (collectively, the “Enforceability Exceptions”).

3.3     Governmental Approvals. Except as otherwise described in Schedule 3.3, no Consent of or with any Governmental Authority, on the part of the Purchaser is required to be obtained or made in connection with the execution, delivery or performance by the Purchaser of this Agreement and each Ancillary Document to which it is a party or the consummation by the Purchaser of the transactions contemplated hereby and thereby, other than (a) pursuant to Antitrust Laws, (b) such filings as contemplated by this Agreement, (c) any filings required with Nasdaq or the SEC with respect to the transactions contemplated by this Agreement, (d) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder, and (e) where the failure to obtain or make such Consents or to make such filings or notifications, would not reasonably be expected to have a Material Adverse Effect on the Purchaser.

3.4     Non-Contravention. Except as otherwise described in Schedule 3.4, the execution and delivery by the Purchaser of this Agreement and each Ancillary Document to which it is a party, the consummation by the Purchaser of the transactions contemplated hereby and thereby, and compliance by the Purchaser with any of the provisions hereof and thereof, will not (a) conflict with or violate any provision of the Purchaser’s Organizational Documents, (b) subject to obtaining the Consents from Governmental Authorities referred to in Section 3.3 hereof, and the waiting periods referred to therein having expired, and any condition precedent to such Consent applicable to the Purchaser or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by the Purchaser under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of the Purchaser under, (viii) give rise to any obligation to obtain any third party Consent or provide any notice to any Person or (ix) give any Person the right to declare a default, exercise any remedy, claim a rebate, chargeback, penalty or change in delivery schedule, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any Purchaser Material Contract, except for any deviations from any of the foregoing clauses (a), (b) or (c) that would not reasonably be expected to have a Material Adverse Effect on the Purchaser.

3.5     Capitalization.

(a)     The Purchaser is authorized to issue an unlimited number of Purchaser Ordinary Shares and an unlimited number of preferred shares, each of no par value. The issued and outstanding Purchaser Securities as of the date of this Agreement are set forth on Schedule 3.5(a). All outstanding Purchaser Ordinary Shares are duly authorized, validly issued, fully paid and non-assessable and not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the BVI Act, the Purchaser Charter or any Contract to which the Purchaser is a party. None of the outstanding Purchaser Securities has been issued in violation of any applicable securities Laws.

(b)     Prior to giving effect to the transactions contemplated by this Agreement, the Purchaser does not have any Subsidiaries or own any equity interests in any other Person.

(c)     Except as set forth in Section 3.5(a), there are no (i) outstanding options, warrants, puts, calls, convertible securities, preemptive or similar rights, (ii) bonds, debentures, notes or other Indebtedness having general voting rights or that are convertible or exchangeable into securities having such rights or (iii) subscriptions or other rights, agreements, arrangements, Contracts or commitments of any character (other than this Agreement and the Ancillary Documents), (A) relating to the issued or unissued shares of the Purchaser or (b) obligating the Purchaser to issue, transfer, deliver or sell or cause to be issued, transferred, delivered, sold or repurchased any options or shares or securities convertible into or exchangeable for such shares, or (C) obligating the Purchaser to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment for such capital shares. Other than the Redemption, or as expressly set forth in this Agreement, there are no outstanding obligations of the Purchaser to repurchase, redeem or otherwise acquire any shares of the Purchaser or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Person. Except as set forth in Schedule 3.5(c), there are no shareholders agreements, voting trusts or other agreements or understandings to which the Purchaser is a party with respect to the voting of any shares of the Purchaser.

(d)     All Indebtedness of the Purchaser is disclosed on Schedule 3.5(d). No Indebtedness of the Purchaser contains any restriction upon: (i) the prepayment of any of such Indebtedness, (ii) the incurrence of Indebtedness by the Purchaser or (iii) the ability of the Purchaser to grant any Lien on its properties or assets.

(e)     Since the date of formation of the Purchaser, and except as contemplated by this Agreement, including the Redemption, the Purchaser has not declared or paid any distribution or dividend in respect of its shares and has not repurchased, redeemed or otherwise acquired any of its shares, and the Purchaser’s board of directors has not authorized any of the foregoing.

3.6     SEC Filings and Purchaser Financials.

(a)     The Purchaser, since its formation, has filed all forms, reports, schedules, statements, registration statements, prospectuses and other documents required to be filed or furnished by the Purchaser with the SEC under the Securities Act and/or the Exchange Act, together with any amendments, restatements or supplements thereto, and will file all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement. Except to the extent available on the SEC’s web site through EDGAR, the Purchaser has made available to the Company copies in the form filed with the SEC of all of the following: (i) the Purchaser’s Annual Reports on Form 10-K for each fiscal year of the Purchaser beginning with the first year the Purchaser was required to file such a form, (ii) the Purchaser’s Quarterly Reports on Form 10-Q for each fiscal quarter that the Purchaser filed such reports to disclose its quarterly financial results in each of the fiscal years of the Purchaser referred to in clause (i) above, (iii) all other forms, reports, registration statements, prospectuses and other documents (other than preliminary materials) filed by the Purchaser with the SEC since the beginning of the first fiscal year referred to in clause (i) above (the forms, reports, registration statements, prospectuses and other documents referred to in clauses (i), (ii) and (iii) above, whether or not available through EDGAR, are, collectively, the “SEC Reports”) and (iv) all certifications and statements required by (A) Rules 13a-14 or 15d-14 under the Exchange Act, and (B) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act of 2002, as amended) with respect to any report referred to in clause (i) above. The SEC Reports (x) were prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (y) did not, as of their respective effective dates (in the case of SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act) and at the time they were filed with the SEC (in the case of all other SEC Reports) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The certifications and statements referenced in clause (iv) above are each true as of their respective dates of filing. As used in this Section 3.6, the term “file” shall be broadly construed to include any manner permitted by SEC rules and regulations in which a document or information is furnished, supplied or otherwise made available to the SEC. As of the date of this Agreement, (A) the Purchaser Public Units, the Purchaser Ordinary Shares, the Purchaser Public Warrants and the Purchaser Public Rights are listed on Nasdaq, (B) the Purchaser has not received any written deficiency notice from Nasdaq relating to the continued listing requirements of such Purchaser Securities and (C) there are no Actions pending or, to the Knowledge of the Purchaser, threatened against the Purchaser by the Financial Industry Regulatory Authority with respect to any intention by such entity to suspend, prohibit or terminate the quoting of such Purchaser Securities on Nasdaq.

(b)     The financial statements and notes contained or incorporated by reference in the SEC Reports (the “Purchaser Financials”), fairly present in all material respects the financial position and the results of operations, changes in shareholders’ equity, and cash flows of the Purchaser at the respective dates of and for the periods referred to in such financial statements, all in accordance with (i) GAAP methodologies applied on a consistent basis throughout the periods involved and (ii) Regulation S-X or Regulation S-K, as applicable (except as may be indicated in the notes thereto and for the omission of notes and audit adjustments in the case of unaudited quarterly financial statements to the extent permitted by Regulation S-X or Regulation S-K, as applicable).

(c)     Except as and to the extent reflected or reserved against in the Purchaser Financials, the Purchaser has not incurred any Liabilities or obligations of the type required to be reflected on a balance sheet in accordance with GAAP that is not adequately reflected or reserved on or provided for in the Purchaser Financials, other than Liabilities of the type required to be reflected on a balance sheet in accordance with GAAP that have been incurred since the Purchaser’s formation in the ordinary course of business.

3.7     Absence of Certain Changes. As of the date of this Agreement, except as set forth in Schedule 3.7, the Purchaser has, (a) since its formation, conducted no business other than its formation, the public offering of its securities (and the related private offerings), public reporting and its search for an initial Business Combination as described in the IPO Prospectus (including the investigation of the Target Companies and the negotiation and execution of this Agreement) and related activities and (b) since January 1, 2018, not been subject to a Material Adverse Effect.

3.8     Compliance with Laws. The Purchaser is, and has since its formation been, in compliance with all Laws applicable to it and the conduct of its business except for such noncompliance which would not reasonably be expected to have a Material Adverse Effect on the Purchaser, and the Purchaser has not received written notice alleging any violation of applicable Law in any material respect by the Purchaser.

3.9     Actions; Orders; Permits. There is no pending or, to the Knowledge of the Purchaser, threatened Action to which the Purchaser is subject which would reasonably be expected to have a Material Adverse Effect on the Purchaser. There is no material Action that the Purchaser has pending against any other Person. The Purchaser is not subject to any material Orders of any Governmental Authority, nor are any such Orders pending. The Purchaser holds all Permits necessary to lawfully conduct its business as presently conducted, and to own, lease and operate its assets and properties, all of which are in full force and effect, except where the failure to hold such Permit or for such Permit to be in full force and effect would not reasonably be expected to have a Material Adverse Effect on the Purchaser.

3.10     Taxes and Returns.

(a)     The Purchaser has or will have timely filed, or caused to be timely filed, all material Tax Returns required to be filed by it, which such Tax Returns are true, accurate, correct and complete in all material respects, and has paid, collected or withheld, or caused to be paid, collected or withheld, all material Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves in the Purchaser Financials have been established in accordance with GAAP. Schedule 3.10(a) sets forth each jurisdiction where the Purchaser files or is required to file a Tax Return. There are no audits, examinations, investigations or other proceedings pending against the Purchaser in respect of any Tax, and the Purchaser has not been notified in writing of any proposed Tax claims or assessments against the Purchaser (other than, in each case, claims or assessments for which adequate reserves in the Purchaser Financials have been established in accordance with GAAP or are immaterial in amount). There are no Liens with respect to any Taxes upon any of the Purchaser’s assets, other than Permitted Liens. The Purchaser has no outstanding waivers or extensions of any applicable statute of limitations to assess any material amount of Taxes. There are no outstanding requests by the Purchaser for any extension of time within which to file any Tax Return or within which to pay any Taxes shown to be due on any Tax Return.

(b)     Since the date of its formation, the Purchaser has not (i) changed any Tax accounting methods, policies or procedures except as required by a change in Law, (ii) made, revoked, or amended any material Tax election, (iii) filed any amended Tax Returns or claim for refund or (iv) entered into any closing agreement affecting or otherwise settled or compromised any material Tax Liability or refund.

3.11     Employees and Employee Benefit Plans. The Purchaser does not (a) have any paid employees or (b) maintain, sponsor, contribute to or otherwise or have any Liability under, any Benefit Plans.

3.12     Properties. The Purchaser does not own, license or otherwise have any right, title or interest in any material Intellectual Property. The Purchaser does not own or lease any material real property or Personal Property.

3.13     Material Contracts.

(a)     Except as set forth on Schedule 3.13(a), other than this Agreement and the Ancillary Documents, there are no Contracts to which the Purchaser is a party or by which any of its properties or assets may be bound, subject or affected, which (i) creates or imposes a Liability greater than $100,000, (ii) may not be cancelled by the Purchaser on less than sixty (60) days’ prior notice without payment of a material penalty or termination fee or (iii) prohibits, prevents, restricts or impairs in any material respect any business practice of the Purchaser as its business is currently conducted, any acquisition of material property by the Purchaser, or restricts in any material respect the ability of the Purchaser from engaging in business as currently conducted by it or from competing with any other Person (each, a “Purchaser Material Contract”). All Purchaser Material Contracts have been made available to the Company other than those that are exhibits to the SEC Reports.

(b)     With respect to each Purchaser Material Contract: (i) the Purchaser Material Contract was entered into at arms’ length and in the ordinary course of business; (ii) the Purchaser Material Contract is legal, valid, binding and enforceable in all material respects against the Purchaser and, to the Knowledge of the Purchaser, the other parties thereto, and is in full force and effect (except as such enforcement may be limited by the Enforceability Exceptions); (iii) the Purchaser is not in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute such a breach or default in any material respect by the Purchaser, or permit termination or acceleration by the other party, under such Purchaser Material Contract; and (iv) to the Knowledge of the Purchaser, no other party to any Purchaser Material Contract is in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute such a breach or default by such other party, or permit termination or acceleration by the Purchaser under any Purchaser Material Contract.

3.14     Transactions with Affiliates. Schedule 3.14 sets forth a true, correct and complete list of the Contracts and arrangements that are in existence as of the date of this Agreement under which there are any existing or future Liabilities or obligations between the Purchaser and any (a) present or former director, officer or employee or Affiliate of the Purchaser, or any family member of any of the foregoing, or (b) record or beneficial owner of more than five percent (5%) of the Purchaser’s outstanding Purchaser Ordinary Shares as of the date hereof.

3.15     Investment Company Act. The Purchaser is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act of 1940, as amended.

3.16     Finders and Brokers. Except as set forth on Schedule 3.16, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission from the Purchaser, the Target Companies or any of their respective Affiliates in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Purchaser.

3.17     Status of Exchange Shares. All Exchange Shares to be issued and delivered in accordance with Article I to the Seller and the Escrow Agent shall be, upon issuance and delivery of such Exchange Shares, fully paid and non-assessable, free and clear of all Liens, other than restrictions arising from applicable securities Laws, the Lock-Up Agreement, the Registration Rights Agreement, the Escrow Agreement, the forfeiture provisions of this Agreement and any Liens incurred by Seller, and the issuance and sale of such Exchange Shares pursuant hereto will not be subject to or give rise to any preemptive rights or rights of first refusal.

3.18     Certain Business Practices.

(a)     Neither the Purchaser, nor any of its Representatives acting on its behalf, has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, (iii) made any other unlawful payment or (iv) since the formation of the Purchaser, directly or indirectly, given or agreed to give any gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder the Purchaser or assist it in connection with any actual or proposed transaction.

(b)     The operations of the Purchaser are and have been conducted at all times in compliance with laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority, and no Action involving the Purchaser with respect to the any of the foregoing is pending or, to the Knowledge of the Purchaser, threatened.

(c)     None of the Purchaser or any of its directors or officers, or, to the Knowledge of the Purchaser, any other Representative acting on behalf of the Purchaser is currently identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. sanctions administered by OFAC, and the Purchaser has not, directly or indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any Subsidiary, joint venture partner or other Person, in connection with any sales or operations in any country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC in the last five (5) fiscal years.

3.19     Insurance. Schedule 3.19 lists all insurance policies (by policy number, insurer, coverage period, coverage amount, annual premium and type of policy) held by the Purchaser relating to the Purchaser or its business, properties, assets, directors, officers and employees, copies of which have been provided to the Company. All premiums due and payable under all such insurance policies have been timely paid and the Purchaser is otherwise in material compliance with the terms of such insurance policies. All such insurance policies are in full force and effect, and to the Knowledge of the Purchaser, there is no threatened termination of, or material premium increase with respect to, any of such insurance policies. There have been no insurance claims made by the Purchaser. The Purchaser has each reported to its insurers all claims and pending circumstances that would reasonably be expected to result in a claim, except where such failure to report such a claim would not be reasonably likely to have a Material Adverse Effect on the Purchaser.

3.20     Independent Investigation. Without limiting Section 7.3(c) hereof, the Purchaser has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Target Companies, and acknowledge that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Target Companies for such purpose. The Purchaser acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of the Company and the Seller set forth in Article IV and Article V (including the related portions of the Company Disclosure Schedules); and (b) none of the Company, the Seller or their respective Representatives have made any representation or warranty as to the Target Companies, the Seller or this Agreement, except as expressly set forth in Article IV and Article V (including the related portions of the Company Disclosure Schedules).

Article IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the disclosure schedules delivered by the Company to the Purchaser on the date hereof (the “Company Disclosure Schedules”), the Section numbers of which are numbered to correspond to the Section numbers of this Agreement to which they refer, the Company hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing, as follows:

4.1     Organization and Standing. The Company is a business company duly incorporated, validly existing and in good standing under the Laws of Hong Kong and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each Subsidiary of the Company is a corporation or other entity duly formed, validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Except as set forth in Schedule 4.1, each Target Company is duly qualified or licensed and in good standing in the jurisdiction in which it is incorporated or registered and in each other jurisdiction where it does business or operates to the extent that the character of the property owned, or leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary. Schedule 4.1 lists all jurisdictions in which any Target Company is qualified to conduct business and all names other than its legal name under which any Target Company does business. The Company has provided to the Purchaser accurate and complete copies of its Organizational Documents and the Organizational Documents of each of the Target Companies, each as amended to date and as currently in effect. No Target Company is in violation of any provision of its Organizational Documents.

4.2     Authorization; Binding Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Document to which it is or is required to be a party, to perform the Company’s obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each Ancillary Document to which the Company is or is required to be a party and the consummation of the transactions contemplated hereby and thereby, (a) have been duly and validly authorized by the Company’s board of directors and the Company’s shareholders to the extent required by the Company’s Organizational Documents, the Companies Ordinance and any other applicable Law or any Contract to which the Company or any of its shareholders is a party or by which it or its securities are bound and (b) no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement and each Ancillary Document to which it is a party or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each Ancillary Document to which the Company is or is required to be a party shall be when delivered, duly and validly executed and delivered by the Company and assuming the due authorization, execution and delivery of this Agreement and any such Ancillary Document by the other parties hereto and thereto, constitutes, or when delivered shall constitute, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

4.3     Capitalization.

(a)     The Company has a share capital of 1,000,000 Company Ordinary Shares, all of which shares are issued and outstanding. Prior to giving effect to the transactions contemplated by this Agreement, the Seller is the legal (registered) and beneficial owners of all of the issued and outstanding shares and other equity interests in or of the Company, with the Seller owning all of the issued and outstanding shares and any other equity interests in or of the Company, all of which shares and other equity interests are owned free and clear of any Liens other than those imposed under the Company Charter. The Purchased Shares to be delivered by the Seller to the Purchaser at the Closing constitute all of the issued and outstanding shares and other equity interests in or of the Company. All of the outstanding shares and other equity interests in or of the Company have been duly authorized, are fully paid and non-assessable and not in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of Companies Ordinance, any other applicable Law, the Company Charter or any Contract to which the Company is a party or by which it or its securities are bound. The Company holds no shares or other equity interests in or of the Company in its treasury. None of the outstanding shares or other equity interests in or of the Company were issued in violation of any applicable securities Laws.

(b)     Schedule 4.3(b) sets forth the legal (registered) and beneficial owners of all outstanding Company options and warrants (including in each case the grant date, number and type of shares issuable thereunder, the exercise price, the expiration date and any vesting schedule). Other than as set forth on Schedule 4.3(b), there are no options, warrants or other rights to subscribe for or purchase any shares or other equity interests in or of the Company or securities convertible into or exchangeable for, or that otherwise confer on the holder any right to acquire any shares or other equity interests in or of the Company, or preemptive rights or rights of first refusal or first offer, nor are there any Contracts, commitments, arrangements or restrictions to which the Company or, to the Knowledge of the Company, any of its shareholders is a party or bound relating to any equity securities of the Company, whether or not outstanding. There are no outstanding or authorized equity appreciation, phantom equity or similar rights with respect to the Company. Except as set forth on Schedule 4.3(b), there are no voting trusts, proxies, shareholder agreements or any other agreements or understandings with respect to the voting of the Company’s shares or other equity interests. Except as set forth in the Company Charter, there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares or other equity interests or securities in or of the Company, nor has the Company granted any registration rights to any Person with respect to the Company’s shares or other equity securities. All of the Company’s securities have been granted, offered, sold and issued in compliance with all applicable securities Laws. As a result of the consummation of the transactions contemplated by this Agreement, no shares or other equity interests in or of the Company are issuable and no rights in connection with any interests, warrants, rights, options or other securities of the Company accelerate or otherwise become triggered (whether as to vesting, exercisability, convertibility or otherwise).

(c)     Except as set forth on Schedule 4.3(c), since January 1, 2016, the Company has not declared or paid any distribution or dividend in respect of its shares or other equity interests and has not repurchased, redeemed or otherwise acquired any shares or other equity interests in or of the Company, and the Company’s board of directors has not authorized any of the foregoing.

4.4     Subsidiaries.

(a)     Schedule 4.4(a) sets forth the name of each Subsidiary of the Company, and with respect to each Subsidiary (i) its jurisdiction of organization, (ii) its authorized shares or other equity interests (if applicable), and (iii) the number of issued and outstanding equity interests and the record holders and beneficial owners thereof. All of the outstanding equity securities of each Subsidiary of the Company are duly authorized and validly issued, fully paid and non-assessable (if applicable), and were offered, sold and delivered in compliance with all applicable securities Laws, and owned by the Company or one of its Subsidiaries free and clear of all Liens (other than those, if any, imposed by such Subsidiary’s Organizational Documents), except as set forth on Schedule 4.4(a); provided, that the Company owns approximately 89.5% of Zhejiang Zhongchai Machinery Co., Ltd. There are no Contracts to which the Company or any of its Affiliates is a party or bound with respect to the voting (including voting trusts or proxies) of the shares or other equity interests in or of any Subsidiary of the Company other than the Organizational Documents of any such Subsidiary. There are no outstanding or authorized options, warrants, rights, agreements, subscriptions, convertible securities or commitments to which any Subsidiary of the Company is a party or which are binding upon any Subsidiary of the Company providing for the issuance or redemption of any shares or other equity interests in or of any Subsidiary of the Company. There are no outstanding equity appreciation, phantom equity, profit participation or similar rights granted by any Subsidiary of the Company. Except as set forth on Schedule 4.4(a), no Subsidiary of the Company has any limitation on its ability to make any distributions or dividends to its equity holders, whether by Contract, Order or applicable Law. Except for the equity interests of the Subsidiaries listed on Schedule 4.4(a), the Company does not own or have any rights to acquire, directly or indirectly, any shares or other equity interests in or of, or otherwise Control, any Person. No Target Company is a participant in any joint venture, partnership or similar arrangement. There are no outstanding contractual obligations of any Target Company to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

(b)     The capital and organizational structure of each Target Company organized or registered in the PRC (each, a “PRC Target Company”) are valid and in full compliance with the applicable PRC Laws. The registered capital of each PRC Target Company has been fully paid up in accordance with the schedule of payment stipulated in its articles of association, approval documents, certificates of approval and legal person business license (collectively, the “PRC Establishment Documents”) and in compliance with applicable PRC Laws, and there is no outstanding capital contribution commitment. The Establishment Documents of each PRC Target Company has been duly approved and filed in accordance with the laws of the PRC and are valid and enforceable. The business scope specified in the PRC Establishment Documents of the PRC Target Companies complies in all material respects with the requirements of all applicable PRC Laws, and the operation and conduct of business by, and the term of operation of the PRC Target Companies in accordance with the PRC Establishment Documents is in compliance in all material respects with applicable PRC Laws.

4.5     Governmental Approvals. Except as otherwise described in Schedule 4.5, no Consent of or with any Governmental Authority on the part of any Target Company is required to be obtained or made in connection with the execution, delivery or performance by the Company of this Agreement or any Ancillary Documents or the consummation by the Company of the transactions contemplated hereby or thereby other than (a) such filings as expressly contemplated by this Agreement and (b) pursuant to Antitrust Laws.

4.6     Non-Contravention. Except as otherwise described in Schedule 4.6, the execution and delivery by the Company (or any other Target Company, as applicable) of this Agreement and each Ancillary Document to which any Target Company is a party or otherwise bound, and the consummation by any Target Company of the transactions contemplated hereby and thereby and compliance by any Target Company with any of the provisions hereof and thereof, will not (a) conflict with or violate any provision of any Target Company’s Organizational Documents, (b) subject to obtaining the Consents from Governmental Authorities referred to in Section 4.5 hereof, the waiting periods referred to therein having expired, and any condition precedent to such Consent or waiver having been satisfied, conflict with or violate any Law, Order or Consent applicable to any Target Company or any of their properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by any Target Company under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of any Target Company under, (viii) give rise to any obligation to obtain any third party Consent or provide any notice to any Person or (ix) give any Person the right to declare a default, exercise any remedy, claim a rebate, chargeback, penalty or change in delivery schedule, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any Company Material Contract.

4.7     Financial Statements.

(a)     As used herein, the term “Company Financials” means the audited consolidated financial statements of the Target Companies (including, in each case, any related notes thereto), consisting of the consolidated balance sheets of the Target Companies as of December 31, 2018 (the “Balance Sheet Date”) and December 31, 2017, and the related consolidated audited income statements, changes in shareholder equity and statements of cash flows for the years then ended. True and correct copies of the Company Financials have been provided to the Purchaser. The Company Financials (i) accurately reflect the books and records of the Target Companies as of the times and for the periods referred to therein, (ii) were prepared in accordance with GAAP, consistently applied throughout and among the periods involved (except that the unaudited statements exclude the footnote disclosures and other presentation items required for GAAP and exclude year-end adjustments which will not be material in amount), and (iii) fairly present in all material respects the consolidated financial position of the Target Companies as of the respective dates thereof and the consolidated results of the operations and cash flows of the Target Companies for the periods indicated.

(b)     Each Target Company maintains accurate books and records reflecting its assets and Liabilities and maintains proper and adequate internal accounting controls that provide reasonable assurance that (i) such Target Company does not maintain any off-the-book accounts and that such Target Company’s assets are used only in accordance with the Target Company’s management directives, (ii) transactions are executed with management’s authorization, (iii) transactions are recorded as necessary to permit preparation of the financial statements of such Target Company and to maintain accountability for such Target Company’s assets, (iv) access to such Target Company’s assets is permitted only in accordance with management’s authorization, (v) the reporting of such Target Company’s assets is compared with existing assets at regular intervals and verified for actual amounts and (vi) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection of accounts, notes and other receivables on a current and timely basis. No Target Company has been subject to or involved in any material fraud that involves management or other employees who have a significant role in the internal controls over financial reporting of any Target Company. Since January 1, 2016, no Target Company or its Representatives has received any written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of any Target Company or its internal accounting controls, including any material written complaint, allegation, assertion or claim that any Target Company has engaged in questionable accounting or auditing practices.

(c)     No Target Company has ever been subject to the reporting requirements of Sections 13(a) and 15(d) of the Exchange Act.

(d)     Except as set forth on Schedule 4.7(d), the Target Companies have no Indebtedness. Except as disclosed on Schedule 4.7(d), no Indebtedness of any Target Company contains any restriction upon (i) the prepayment of any of such Indebtedness, (ii) the incurrence of Indebtedness by any Target Company, or (iii) the ability of the Target Companies to grant any Lien on their respective properties or assets.

(e)     Except as set forth on Schedule 4.7(e), no Target Company is subject to any Liabilities or obligations (whether or not required to be reflected on a balance sheet prepared in accordance with GAAP), except for those that are either (i) adequately reflected or reserved on or provided for in the consolidated balance sheet of the Company and its Subsidiaries as of the Balance Sheet Date contained in the Company Financials or (ii) not material and that were incurred after the Balance Sheet Date in the ordinary course of business (other than Liabilities for breach of any Contract or violation of any Law).

(f)     All financial projections with respect to the Target Companies that were delivered by or on behalf of the Company to the Purchaser or its Representatives were prepared in good faith using assumptions that the Company believes to be reasonable.

4.8     Absence of Certain Changes. Except as set forth on Schedule 4.8, since January 1, 2016, each Target Company has (a) conducted its business only in the ordinary course of business, (b) not been subject to a Material Adverse Effect and (c) has not taken any action or committed or agreed to take any action that would be prohibited by Section 6.2(b) (without giving effect to Schedule 6.2) if such action were taken on or after the date hereof without the consent of the Purchaser.

4.9     Compliance with Laws. Except as set forth on Schedule 4.9, no Target Company is or has been in material conflict or non-compliance with, or in material default or violation of, nor has any Target Company received, since January 1, 2016, any written or, to the Knowledge of the Company, oral notice of any material conflict or non-compliance with, or material default or violation of, any applicable Laws by which it or any of its properties, assets, employees, business or operations are or were bound or affected.

4.10     Company Permits. Each Target Company (and its employees who are legally required to be licensed by a Governmental Authority in order to perform his or her duties with respect to his or her employment with any Target Company), holds all Permits necessary to lawfully conduct in all material respects its business as presently conducted and as currently contemplated to be conducted, and to own, lease and operate its assets and properties (collectively, the “Company Permits”). The Company has made available to the Purchaser true, correct and complete copies of all material Company Permits. All of the Company Permits are in full force and effect, and no suspension or cancellation of any of the Company Permits is pending or, to the Company’s Knowledge, threatened. No Target Company is in violation in any material respect of the terms of any Company Permit. All filings and registrations with PRC Governmental Authorities required in respect of each of the PRC Target Companies and its operations, including the registrations with the Ministry of Commerce, the State Administration of Industry and Commerce, the State Administration for Foreign Exchange, tax bureau, customs authorities, product registration authorities and health regulatory authorities, as applicable, have been duly completed in accordance with applicable PRC Law.

4.11     Litigation. Except as described on Schedule 4.11, there is no (a) Action of any nature pending or, to the Company’s Knowledge, threatened, nor is there any reasonable basis for any Action to be made (and not such Action has been brought or, to the Company’s Knowledge, threatened since January 1, 2016), or (b) Order pending now or rendered by a Governmental Authority since January 1, 2016, in either case of (a) or (b) by or against any Target Company, its current or former directors, officers or equity holders (provided, that any litigation involving the directors, officers or equity holders of a Target Company must be related to the Target Company’s business, equity securities or assets), its business, equity securities or assets. The items listed on Schedule 4.11, if finally determined adverse to the Target Companies, will not have, either individually or in the aggregate, a Material Adverse Effect upon any Target Company. Since January 1, 2016, none of the current or former officers, senior management or directors of any Target Company have been charged with, indicted for, arrested for, or convicted of any felony or any crime involving fraud.

4.12     Material Contracts.

(a)     Schedule 4.12(a) sets forth a true, correct and complete list of, and the Company has made available to the Purchaser (including written summaries of oral Contracts), true, correct and complete copies of, each Contract to which any Target Company is a party or by which any Target Company, or any of its properties or assets are bound or affected (each Contract required to be set forth on Schedule 4.12(a), a “Company Material Contract”) that:

(i)     contains covenants that limit the ability of any Target Company (A) to compete in any line of business or with any Person or in any geographic area or to sell, or provide any service or product or solicit any Person, including any non-competition covenants, employee and customer non-solicit covenants, exclusivity restrictions, rights of first refusal or most-favored pricing clauses or (B) to purchase or acquire an interest in any other Person;

(ii)     involves any joint venture, profit-sharing, partnership, limited liability company or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership or joint venture;

(iii)     involves any exchange traded, over the counter or other swap, cap, floor, collar, futures contract, forward contract, option or other derivative financial instrument or Contract, based on any commodity, security, instrument, asset, rate or index of any kind or nature whatsoever, whether tangible or intangible, including currencies, interest rates, foreign currency and indices;

(iv)     evidences Indebtedness (whether incurred, assumed, guaranteed or secured by any asset) of any Target Company having an outstanding principal amount in excess of $50,000;

(v)     involves the acquisition or disposition, directly or indirectly (by merger or otherwise), of assets with an aggregate value in excess of $50,000 (other than in the ordinary course of business) or shares or other equity interests in or of another Person;

(vi)     relates to any merger, consolidation or other business combination with any other Person or the acquisition or disposition of any other entity or its business or material assets or the sale of any Target Company, its business or material assets;

(vii)     by its terms, individually or with all related Contracts, calls for aggregate payments or receipts by the Target Companies under such Contract or Contracts of at least $50,000 per year or $150,000 in the aggregate;

(viii)     obligates the Target Companies to provide continuing indemnification or a guarantee of obligations of a third party after the date hereof in excess of $100,000;

(ix)     is between any Target Company and any Top Customer or Top Supplier;

(x)     is between any Target Company and any directors, officers or employees of a Target Company (other than at-will employment arrangements with employees entered into in the ordinary course of business), including all non-competition, severance and indemnification agreements, or any Related Person;

(xi)     obligates the Target Companies to make any capital commitment or expenditure in excess of $50,000 (including pursuant to any joint venture);

(xii)     relates to a material settlement entered into within three (3) years prior to the date of this Agreement or under which any Target Company has outstanding obligations (other than customary confidentiality obligations);

(xiii)     provides another Person (other than another Target Company or any manager, director or officer of any Target Company) with a power of attorney;

(xiv)     relates to the development, ownership, licensing or use of any Intellectual Property by, to or from any Target Company, other than Off-the-Shelf Software; or

(xv)     is otherwise material to any Target Company or outside of the ordinary course of business of the Target Companies and not described in clauses (i) through (xiv) above.

(b)     Except as disclosed in Schedule 4.12(b), with respect to each Company Material Contract: (i) such Company Material Contract is valid and binding and enforceable in all respects against the Target Company party thereto (subject to the Enforceability Exceptions) and, to the Knowledge of the Company, each other party thereto, and is in full force and effect; (ii) the consummation of the transactions contemplated by this Agreement will not affect the validity or enforceability of any Company Material Contract; (iii) no Target Company is in breach or default in any respect, and no event has occurred that with the passage of time or giving of notice or both would constitute a breach or default by any Target Company, or permit termination or acceleration by the other party thereto, under such Company Material Contract; (iv) to the Knowledge of the Company, no other party to such Company Material Contract is in breach or default in any respect, and no event has occurred that with the passage of time or giving of notice or both would constitute such a breach or default by such other party, or permit termination or acceleration by any Target Company, under such Company Material Contract; (v) no Target Company has received written or, to the Knowledge of the Company, oral notice of an intention by any party to any such Company Material Contract that provides for a continuing obligation by any party thereto to terminate such Company Material Contract or amend the terms thereof, other than modifications in the ordinary course of business that do not adversely affect any Target Company; and (vi) no Target Company has waived any rights under any such Material Contract.

4.13     Intellectual Property.

(a)     Schedule 4.13(a)(i) sets forth: (i) all Patents and Patent applications, Trademark and service mark registrations and applications, copyright registrations and applications and registered Internet Assets and applications owned or licensed by a Target Company or otherwise used or held for use by a Target Company in which a Target Company is the owner, applicant or assignee (“Company Registered IP”), specifying as to each item, as applicable: (A) the nature of the item, including the title, (B) the owner of the item, (C) the jurisdictions in which the item is issued or registered or in which an application for issuance or registration has been filed and (D) the issuance, registration or application numbers and dates; and (ii) all material unregistered Intellectual Property owned or purported to be owned by a Target Company. Schedule 4.13(a)(ii) sets forth all licenses, sublicenses and other agreements or permissions (“Company IP Licenses”) (excluding “shrink wrap”, “click wrap” and “off the shelf” agreements for Software commercially available on reasonable terms to the public generally with license, maintenance, support and other fees of less than $5,000 per year (“Off-the-Shelf Software”), which are not required to be listed, although such licenses are “Company IP Licenses” as that term is used herein), under which a Target Company is a licensee or otherwise is authorized to use or practice any Intellectual Property, and describes (A) the applicable Intellectual Property licensed, sublicensed or used and (B) any royalties, license fees or other compensation due from a Target Company, if any. Each Target Company owns, free and clear of all Liens (other than Permitted Liens), has valid and enforceable rights in, and has the unrestricted right to use, sell, license, transfer or assign, all Intellectual Property currently used, licensed or held for use by such Target Company, and previously used or licensed by such Target Company, except for the Intellectual Property that is the subject of the Company IP Licenses. For each Patent and Patent application in the Company Registered IP, the Target Companies have obtained valid assignments of inventions from each inventor. Except as set forth on Schedule 4.13(a)(iii), all Company Registered IP is owned exclusively by the applicable Target Company without obligation to pay royalties, licensing fees or other fees, or otherwise account to any third party with respect to such Company Registered IP.

(b)     Each Target Company has a valid and enforceable license to use all Intellectual Property that is the subject of the Company IP Licenses applicable to such Target Company. The Company IP Licenses include all of the licenses, sublicenses and other agreements or permissions necessary to operate the Target Companies as presently conducted. Each Target Company is and has been in compliance in all material respects with all obligations imposed on it in the Company IP Licenses, and such Target Company is not, nor, to the Knowledge of the Company, is any other party thereto, in material breach or default thereunder, nor to the Knowledge of the Company has any event occurred that with notice or lapse of time or both would constitute a default thereunder. The continued use by the Target Companies of the Intellectual Property that is the subject of the Company IP Licenses in the same manner that it is currently being used is not restricted by any applicable license of any Target Company. All registrations for Copyrights, Patents, Trademarks and Internet Assets that are owned by or exclusively licensed to any Target Company are valid and in force, and all applications to register any Copyrights, Patents and Trademarks are pending and in good standing, all without challenge of any kind. No Target Company is party to any Contract that requires a Target Company to assign to any Person all of its rights in any Intellectual Property developed by a Target Company under such Contract.

(c)     Schedule 4.13(c) sets forth all licenses, sublicenses and other agreements or permissions under which a Target Company is the licensor (each, an “Outbound IP License”), and for each such Outbound IP License, describes (i) the applicable Intellectual Property licensed, (ii) the licensee under such Outbound IP License, and (iii) any royalties, license fees or other compensation due to a Target Company, if any. Each Target Company has performed all obligations imposed on it in the Outbound IP Licenses, and such Target Company is not, nor, to the Knowledge of the Company, is any other party thereto, in breach or default thereunder, nor has any event occurred that with notice or lapse of time or both would constitute a default thereunder.

(d)     No Action is pending or, to the Company’s Knowledge, threatened against a Target Company that challenges the validity, enforceability, ownership, or right to use, sell, license or sublicense any Intellectual Property currently owned, licensed, used or held for use by the Target Companies in any material respect. No Target Company has received any written or, to the Knowledge of the Company, oral notice or claim asserting or suggesting that any infringement, misappropriation, violation, dilution or unauthorized use of the Intellectual Property of any other Person is or may be occurring or has or may have occurred, as a consequence of the business activities of any Target Company. There are no Orders to which any Target Company is a party or its otherwise bound that (i) restrict the rights of a Target Company to use, transfer, license or enforce any Intellectual Property owned by a Target Company, (ii) restrict the conduct of the business of a Target Company in order to accommodate a third Person’s Intellectual Property, or (iii) other than the Outbound IP Licenses, grant any third Person any right with respect to any Intellectual Property owned by a Target Company. No Target Company is currently infringing, or has, in the past, infringed, misappropriated or violated any Intellectual Property of any other Person in any material respect in connection with the ownership, use or license of any Intellectual Property owned or purported to be owned by a Target Company or, to the Knowledge of the Company, otherwise in connection with the conduct of the respective businesses of the Target Companies. To the Company’s Knowledge, no third party is infringing upon, has misappropriated or is otherwise violating any Intellectual Property owned, licensed by, licensed to, or otherwise used or held for use by any Target Company (“Company IP”) in any material respect.

(e)     All employees and independent contractors of a Target Company have assigned to the Target Companies all Intellectual Property arising from the services performed for a Target Company by such Persons. No current or former officers, employees or independent contractors of a Target Company have claimed any ownership interest in any Intellectual Property owned by a Target Company. To the Knowledge of the Company, there has been no violation of a Target Company’s policies or practices related to protection of Company IP or any confidentiality or nondisclosure Contract relating to the Intellectual Property owned by a Target Company. The Company has made available to the Purchaser true and complete copies of all written Contracts referenced in subsections under which employees and independent contractors assigned their Intellectual Property to a Target Company. To the Company’s Knowledge, none of the employees of any Target Company is obligated under any Contract, or subject to any Order, that would materially interfere with the use of such employee’s best efforts to promote the interests of the Target Companies, or that would materially conflict with the business of any Target Company as presently conducted. Each Target Company has taken reasonable security measures in order to protect the secrecy, confidentiality and value of the material Company IP.

(f)     To the Knowledge of the Company, no Person has obtained unauthorized access to third party information and data in the possession of a Target Company, nor has there been any other material compromise of the security, confidentiality or integrity of such information or data. Each Target Company has complied with all applicable Laws relating to privacy, data protection and security, and the collection, processing and use of personal information (collectively, “Data Protection Laws”). Each of the Target Companies has in place and regularly monitors and fully enforces privacy policies and guidelines compliant with all applicable Data Protection Laws. The operation of the business of the Target Companies has not and does not violate any right to privacy or publicity of any third person, or constitute unfair competition or trade practices under applicable Law.

(g)     The consummation of any of the transactions contemplated by this Agreement will not result in the material breach, material modification, cancellation, termination, suspension of, or acceleration of any payments with respect to, or release of source code because of (i) any Contract providing for the license or other use of Intellectual Property owned by a Target Company, or (ii) any Company IP License. Following the Closing, the Company shall be permitted to exercise, directly or indirectly through its Subsidiaries, all of the Target Companies’ rights under the Company IP Licenses to the same extent that the Target Companies would have been able to exercise had the transactions contemplated by this Agreement not occurred, without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which the Target Companies would otherwise be required to pay in the absence of such transactions.

4.14     Taxes and Returns.

(a)     Each Target Company has or will have timely filed, or caused to be timely filed, all Tax Returns required to be filed by it (taking into account all available extensions), which Tax Returns are true, accurate, correct and complete in all material respects, and has paid, collected or withheld, or caused to be paid, collected or withheld, all Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves in the Company Financials have been established. Each Target Company has complied with all applicable Laws relating to Tax.

(b)     There is no current pending or, to the Knowledge of the Company, threatened Action against a Target Company by a Governmental Authority in a jurisdiction where the Target Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

(c)     No Target Company is being audited by any Tax authority or has been notified in writing or, to the Knowledge of the Company, orally by any Tax authority that any such audit is contemplated or pending. There are no claims, assessments, audits, examinations, investigations or other Actions pending against a Target Company in respect of any Tax, and no Target Company has been notified in writing of any proposed Tax claims or assessments against it (other than, in each case, claims or assessments for which adequate reserves in the Company Financials have been established).

(d)     There are no Liens with respect to any Taxes upon any Target Company’s assets, other than Permitted Liens.

(e)     Each Target Company has collected or withheld all Taxes currently required to be collected or withheld by it, and all such Taxes have been paid to the appropriate Governmental Authorities or set aside in appropriate accounts for future payment when due.

(f)     No Target Company has any outstanding waivers or extensions of any applicable statute of limitations to assess any amount of Taxes. There are no outstanding requests by a Target Company for any extension of time within which to file any Tax Return or within which to pay any Taxes shown to be due on any Tax Return.

(g)     No Target Company has made any change in accounting method or received a ruling from, or signed an agreement with, any taxing authority that would reasonably be expected to have a material impact on its Taxes following the Closing.

(h)     No Target Company has participated in, or sold, distributed or otherwise promoted, any “reportable transaction,” as defined in Treasury Regulation section 1.6011-4.

(i)     No Target Company has any Liability for the Taxes of another Person (other than another Target Company) (i) under any applicable Tax Law, (ii) as a transferee or successor, or (iii) by contract, indemnity or otherwise (excluding commercial agreements entered into in the ordinary course of business, the primary purpose of which is not the sharing of Taxes). No Target Company is a party to or bound by any Tax indemnity agreement, Tax sharing agreement or Tax allocation agreement or similar agreement, arrangement or practice (excluding commercial agreements entered into in the ordinary course of business, the primary purpose of which is not the sharing of Taxes) with respect to Taxes (including advance pricing agreement, closing agreement or other agreement relating to Taxes with any Governmental Authority) that will be binding on any Target Company with respect to any period following the Closing Date.

(j)     No Target Company has requested, or is it the subject of or bound by any private letter ruling, technical advice memorandum, closing agreement or similar ruling, memorandum or agreement with any Governmental Authority with respect to any Taxes, nor is any such request outstanding.

(k)     No Target Company: (i) has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of securities (to any Person or entity that is not a member of the consolidated group of which the Company is the common parent corporation) qualifying for, or intended to qualify for, Tax-free treatment under Section 355 of the Code (A) within the two-year period ending on the date hereof or (B) in a distribution which could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the transactions contemplated by this Agreement; or (ii) is or has ever been (A) a U.S. real property holding corporation within the meaning of Section 897(c)(2) of the Code, or (B) a member of any consolidated, combined, unitary or affiliated group of corporations for any Tax purposes other than a group of which the Company is or was the common parent corporation.

(l)     No Target Company is treated as a domestic corporation under Section 7874(b) of the Code.

4.15     Real Property. Schedule 4.15 contains a complete and accurate list of all premises leased or subleased or otherwise used or occupied by a Target Company for the operation of the business of a Target Company (the “Leased Premises”), and of all leases, lease guarantees, agreements and documents related thereto, including all amendments, terminations and modifications thereof or waivers thereto (collectively, the “Company Real Property Leases”), as well as the current annual rent and term under each Company Real Property Lease. The Company has provided to the Purchaser a true and complete copy of each of the Company Real Property Leases, and in the case of any oral Company Real Property Lease, a written summary of the material terms of such Company Real Property Lease. The Company Real Property Leases are valid, binding and enforceable in accordance with their terms and are in full force and effect. To the Knowledge of the Company, no event has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default on the part of a Target Company or any other party under any of the Company Real Property Leases, and no Target Company has received notice of any such condition. No Target Company owns or has ever owned any real property or any interest in real property (other than the leasehold interests in the Company Real Property Leases).

4.16     Personal Property. Each item of Personal Property which is owned, used or leased by a Target Company with a book value or fair market value of greater than Twenty-Five Thousand Dollars ($25,000) is set forth on Schedule 4.16, along with, to the extent applicable, a list of lease agreements, lease guarantees, security agreements and other agreements related thereto, including all amendments, terminations and modifications thereof or waivers thereto (“Company Personal Property Leases”). Except as set forth in Schedule 4.16, all such items of Personal Property are in good operating condition and repair (ordinary wear and tear excepted consistent with the age of such items), and are suitable for their intended use in the business of the Target Companies. The operation of each Target Company’s business as it is now conducted or presently proposed to be conducted is not dependent upon the right to use the Personal Property of Persons other than a Target Company, except for such Personal Property that is owned by, or leased, licensed or otherwise contracted to, a Target Company. The Company has provided to the Purchaser a true and complete copy of each of the Company Personal Property Leases, and in the case of any oral Company Personal Property Lease, a written summary of the material terms of such Company Personal Property Lease. The Company Personal Property Leases are valid, binding and enforceable in accordance with their terms and are in full force and effect. To the Knowledge of the Company, no event has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default on the part of a Target Company or any other party under any of the Company Personal Property Leases, and no Target Company has received notice of any such condition.

4.17     Title to and Sufficiency of Assets. Each Target Company has good and marketable title to, or a valid leasehold interest in or right to use, all of its assets, free and clear of all Liens other than (a) Permitted Liens, (b) the rights of lessors under leasehold interests, (iii) Liens specifically identified in the last audited financial statements included in the Company Financials and (d) Liens set forth on Schedule 4.17. The assets (including Intellectual Property rights and contractual rights) of the Target Companies constitute all of the assets, rights and properties that are used in the operation of the businesses of the Target Companies as it is now conducted and presently proposed to be conducted or that are used or held by the Target Companies for use in the operation of the businesses of the Target Companies, and taken together, are adequate and sufficient for the operation of the businesses of the Target Companies as currently conducted and as presently proposed to be conducted.

4.18     Employee Matters.

(a)     Except as set forth in Schedule 4.18(a), no Target Company is a party to any collective bargaining agreement or other Contract covering any group of employees, labor organization or other representative of any of the employees of any Target Company, and the Company has no Knowledge of any activities or proceedings of any labor union or other party to organize or represent such employees. There has not occurred or, to the Knowledge of the Company, been threatened any strike, slow-down, picketing, work-stoppage, or other similar labor activity with respect to any such employees. Schedule 4.18(a) sets forth all unresolved labor controversies (including unresolved grievances and age or other discrimination claims), if any, that are pending or, to the Knowledge of the Company, threatened between any Target Company and Persons employed by or providing services to a Target Company. No current officer or employee of a Target Company has provided any Target Company written or, to the Knowledge of the Company, oral notice of his or her plan to terminate his or her employment with any Target Company.

(b)     Except as set forth in Schedule 4.18(b), each Target Company (i) is and has been in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment, health and safety and wages and hours, and other Laws relating to discrimination, disability, labor relations, hours of work, payment of wages and overtime wages, pay equity, immigration, workers compensation, working conditions, employee scheduling, occupational safety and health, family and medical leave, and employee terminations, and have not received written, or to the Knowledge of the Company, oral notice that there is any pending Action involving unfair labor practices against a Target Company, (ii) is not liable for any material past due arrears of wages or any material penalty for failure to comply with any of the foregoing, and (iii) is not liable for any material payment to any Governmental Authority with respect to unemployment compensation benefits, social security or other benefits or obligations for employees, independent contractors or consultants (other than routine payments to be made in the ordinary course of business and consistent with past practice). There are no Actions pending or, to the Knowledge of the Company, threatened against a Target Company brought by or on behalf of any applicant for employment, any current or former employee, any Person alleging to be a current or former employee, or any Governmental Authority, relating to any such Law or regulation, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship.

(c)     Schedule 4.18(c) hereto sets forth a complete and accurate list, as of the date hereof, of all employees of the Target Companies showing for each as of such date (i) the employee’s name, job title or description, employer, location, salary level (including any bonus, commission, deferred compensation or other remuneration payable (other than any such arrangements under which payments are at the discretion of the Target Companies)), (ii) any bonus, commission or other remuneration other than salary paid during the calendar year ending December 31, 2019, and (iii) any wages, salary, bonus, commission or other compensation due and owing to each employee during or for the calendar year ending December 31, 2019. Except as set forth on Schedule 4.18(c), (A) no employee is a party to a written employment Contract with a Target Company and each is employed “at will” or, with respect to employees located in China, with a “non-fixed term” in accordance with Chinese Labor Contract Law, and (B) the Target Companies have paid in full to all their employees all wages, salaries, commission, bonuses and other compensation due to such employees, including overtime compensation, and no Target Company has any obligations (whether or not contingent) with respect to severance payments to any such employees under the terms of any written or, to the Company’s Knowledge, oral agreement, or commitment or any applicable Law, custom, trade or practice. Except as set forth in Schedule 4.18(c), each employee of any Target Company has entered into the Company’s standard form of employee non-disclosure, inventions and restrictive covenants agreement with a Target Company (whether pursuant to a spate agreement or incorporated as part of such employee’s overall employment agreement), a copy of which has been made available to the Purchaser by the Company.

(d)     Schedule 4.18(d) contains a list of all independent contractors (including consultants) currently engaged by any Target Company, along with the position, the entity engaging such Person, date of retention and rate of remuneration, most recent increase (or decrease) in remuneration and amount thereof, for each such Person. Except as set forth on Schedule 4.18(d), all of such independent contractors are a party to a written Contract with a Target Company, and each such independent contractor has entered into customary covenants regarding confidentiality, non-competition and assignment of inventions and copyrights in such Person’s agreement with a Target Company, a copy of which has been provided to the Purchaser by the Company. For the purposes of applicable Law, including the Code, all independent contractors who are currently, or within the last six (6) years have been, engaged by a Target Company are bona fide independent contractors and not employees of a Target Company. Each independent contractor is terminable on fewer than thirty (30) days’ notice, without any obligation of any Target Company to pay severance or a termination fee.

4.19     Benefit Plans.

(a)     Set forth on Schedule 4.19(a) is a true and complete list of each Foreign Plan of a Target Company (each, a “Company Benefit Plan”). No Target Company has ever maintained or contributed to (or had an obligation to contribute to) any Benefit Plan, whether or not subject to ERISA, which is not a Foreign Plan.

(b)     With respect to each Company Benefit Plan which covers any current or former officer, director, consultant or employee (or beneficiary thereof) of a Target Company, the Company has made available to the Purchaser accurate and complete copies, if applicable, of: (i) all plan documents and related trust agreements or annuity Contracts (including any amendments, modifications or supplements thereto), and written descriptions of any Company Benefit Plans which are not in writing; (ii) the most recent annual and periodic accounting of plan assets; (iii) the most recent actuarial valuation; and (iv) all communications with any Governmental Authority concerning any matter that is still pending or for which a Target Company has any outstanding Liability or obligation.

(c)     With respect to each Company Benefit Plan: (i) such Company Benefit Plan has been administered and enforced in all material respects in accordance with its terms and the requirements of all applicable Laws, and has been maintained, where required, in good standing with applicable regulatory authorities and Governmental Authorities; (ii) no breach of fiduciary duty has occurred; (iii) no Action is pending, or to the Company’s Knowledge, threatened (other than routine claims for benefits arising in the ordinary course of administration); (iv) all contributions, premiums and other payments (including any special contribution, interest or penalty) required to be made with respect to a Company Benefit have been timely made; (v) all benefits accrued under any unfunded Company Benefit Plan has been paid, accrued, or otherwise adequately reserved in accordance with the Accounting Principles and are reflected on the Company Financials; and (vi) no Company Benefit Plan provides for retroactive increases in contributions, premiums or other payments in relation thereto. No Target Company has incurred any obligation in connection with the termination of, or withdrawal from, any Company Benefit Plan.

(d)     To the extent applicable, the present value of the accrued benefit liabilities (whether or not vested) under each Company Benefit Plan, determined as of the end of the Company’s most recently ended fiscal year on the basis of reasonable actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Company Benefit Plan allocable to such benefit liabilities.

(e)     The consummation of the transactions contemplated by this Agreement and the Ancillary Documents will not: (i) entitle any individual to severance pay, unemployment compensation or other benefits or compensation under any Company Benefit Plan or under any applicable Law; or (ii) accelerate the time of payment or vesting, or increase the amount of any compensation due, or in respect of, any director, employee or independent contractor of a Target Company.

(f)     Except to the extent required by applicable Law, no Target Company provides health or welfare benefits to any former or retired employee or is obligated to provide such benefits to any active employee following such employee’s retirement or other termination of employment or service.

(g)     All Company Benefit Plans can be terminated at any time as of or after the Closing Date without resulting in any Liability to any Target Company, the Purchaser or their respective Affiliates for any additional contributions, penalties, premiums, fees, fines, excise taxes or any other charges or liabilities.

4.20     Environmental Matters. Except as set forth in Schedule 4.20:

(a)     Each Target Company is and has been in compliance in all material respects with all applicable Environmental Laws, including obtaining, maintaining in good standing, and complying in all material respects with all Permits required for its business and operations by Environmental Laws (“Environmental Permits”), no Action is pending or, to the Company’s Knowledge, threatened to revoke, modify, or terminate any such Environmental Permit, and, to the Company’s Knowledge, no facts, circumstances, or conditions currently exist that could adversely affect such continued compliance with Environmental Laws and Environmental Permits or require capital expenditures to achieve or maintain such continued compliance with Environmental Laws and Environmental Permits.

(b)     No Target Company is the subject of any outstanding Order or Contract with any Governmental Authority or other Person in respect of any (i) Environmental Laws, (ii) Remedial Action, or (iii) Release or threatened Release of a Hazardous Material. No Target Company has assumed, contractually or by operation of Law, any Liabilities or obligations under any Environmental Laws.

(c)     No Action has been made or is pending, or to the Company’s Knowledge, threatened against any Target Company or any assets of a Target Company alleging either or both that a Target Company may be in material violation of any Environmental Law or Environmental Permit or may have any material Liability under any Environmental Law.

(d)     No Target Company has manufactured, treated, stored, disposed of, arranged for or permitted the disposal of, generated, handled or Released any Hazardous Material, or owned or operated any property or facility, in a manner that has given or would reasonably be expected to give rise to any material Liability or obligation under applicable Environmental Laws. No fact, circumstance, or condition exists in respect of any Target Company or any property currently or formerly owned, operated, or leased by any Target Company or any property to which a Target Company arranged for the disposal or treatment of Hazardous Materials that could reasonably be expected to result in a Target Company incurring any material Environmental Liabilities.

(e)     There is no investigation of the business, operations, or currently owned, operated, or leased property of a Target Company or, to the Company’s Knowledge, previously owned, operated, or leased property of a Target Company pending or, to the Company’s Knowledge, threatened that could lead to the imposition of any Liens under any Environmental Law or material Environmental Liabilities.

(f)     To the Knowledge of the Company, there is not located at any of the properties of a Target Company any (i) underground storage tanks, (ii) asbestos-containing material, or (iii) equipment containing polychlorinated biphenyls.

(g)     The Company has provided to the Purchaser all environmentally related site assessments, audits, studies, reports and results of investigations that have been performed in respect of the currently or previously owned, leased, or operated properties of any Target Company.

4.21     Transactions with Related Persons. Except as set forth on Schedule 4.21, no Target Company nor any of its Affiliates, nor any officer, director, manager, employee, trustee or beneficiary of a Target Company or any of its Affiliates, nor any immediate family member of any of the foregoing (whether directly or indirectly through an Affiliate of such Person) (each of the foregoing, a “Related Person”) is presently, or in the past three (3) years has been, a party to any transaction with a Target Company, including any Contract or other arrangement (a) providing for the furnishing of services by (other than as officers, directors or employees of the Target Company), (b) providing for the rental of real property or Personal Property from or (c) otherwise requiring payments to (other than for services or expenses as directors, officers or employees of the Target Company in the ordinary course of business) any Related Person or any Person in which any Related Person has an interest as an owner, officer, manager, director, trustee or partner or in which any Related Person has any direct or indirect interest (other than the ownership of securities representing no more than two percent (2%) of the outstanding voting power or economic interest of a publicly traded company). Except as set forth on Schedule 4.21, no Target Company has outstanding any Contract or other arrangement or commitment with any Related Person, and no Related Person owns any real property or Personal Property, or right, tangible or intangible (including Intellectual Property) which is used in the business of any Target Company. Schedule 4.21 specifically identifies all Contracts, arrangements or commitments set forth on such Schedule 4.21 that cannot be terminated upon sixty (60) days’ notice by the Target Companies without cost or penalty.

4.22     Insurance.

(a)     Schedule 4.22(a) lists all insurance policies (by policy number, insurer, coverage period, coverage amount, annual premium and type of policy) held by a Target Company relating to a Target Company or its business, properties, assets, directors, officers and employees, copies of which have been provided to the Purchaser. All premiums due and payable under all such insurance policies have been timely paid and the Target Companies are otherwise in material compliance with the terms of such insurance policies. All such insurance policies are in full force and effect, and to the Knowledge of the Company, there is no threatened termination of, or material premium increase with respect to, any of such insurance policies. No Target Company has any self-insurance or co-insurance programs. Since January 1, 2016, no Target Company has received any notice from, or on behalf of, any insurance carrier relating to or involving any adverse change or any change other than in the ordinary course of business, in the conditions of insurance, any refusal to issue an insurance policy or non-renewal of a policy, or requiring or suggesting material alteration of any of assets of a Target Company, purchase of additional equipment or material modification of any of methods of doing business by a Target Company.

(b)     Schedule 4.22(b) identifies each individual insurance claim in excess of $25,000 made by a Target Company since January 1, 2016. Each Target Company has reported to its insurers all claims and pending circumstances that would reasonably be expected to result in a claim, except where such failure to report such a claim would not be reasonably likely to be material to the Target Companies. To the Knowledge of the Company, no event has occurred, and no condition or circumstance exists, that would reasonably be expected to (with or without notice or lapse of time) give rise to or serve as a basis for the denial of any such insurance claim. No Target Company has made any claim against an insurance policy as to which the insurer is denying coverage.

4.23     Top Customers and Suppliers. Schedule 4.23 lists, by dollar volume received or paid, as applicable, for each of the twelve (12) months ended on December 31, 2017 and 2018, respectively, the ten (10) largest customers of the Target Companies (the “Top Customers”) and the ten largest suppliers of goods or services to the Target Companies (the “Top Suppliers”), along with the amounts of such dollar volumes. The relationships of each Target Company with such suppliers and customers are good commercial working relationships and (i) no Top Supplier or Top Customer within the last twelve (12) months has cancelled or otherwise terminated, or, to the Company’s Knowledge, intends to cancel or otherwise terminate, any relationships of such Person with a Target Company, (ii) no Top Supplier or Top Customer has during the last twelve (12) months decreased materially or, to the Company’s Knowledge, threatened to stop, decrease or limit materially, or intends to modify materially its relationships with a Target Company or, to the Company’s Knowledge, intends to stop, decrease or limit materially its products or services to any Target Company or its usage or purchase of the products or services of any Target Company, (iii) to the Company’s Knowledge, no Top Supplier or Top Customer intends to refuse to pay any amount due to any Target Company or seek to exercise any remedy against any Target Company, (iv) no Target Company has within the past two (2) years been engaged in any material dispute with any Top Supplier or Top Customer, and (v) to the Company’s Knowledge, the consummation of the transactions contemplated in this Agreement and the Ancillary Documents will not affect the relationship of any Target Company with any Top Supplier or Top Customer.

4.24     Books and Records. All of the financial books and records of the Target Companies are complete and accurate in all material respects and have been maintained in the ordinary course consistent with past practice and in accordance with applicable Laws.

4.25     Accounts Receivable. All accounts, notes and other receivables, whether or not accrued, and whether or not billed, of the Target Companies (the “Accounts Receivable”) arose from sales actually made or services actually performed and represent valid obligations to a Target Company. None of the Accounts Receivable are, to the Knowledge of the Company, subject to any right of recourse, defense, deduction, return of goods, counterclaim, offset, or set off on the part of the obligor in excess of any amounts reserved therefor on the Company Financials. All of the Accounts Receivable are, to the Knowledge of the Company, fully collectible according to their terms in amounts not less than the aggregate amounts thereof carried on the books of the Target Companies (net of reserves) within ninety (90) days.

4.26     Certain Business Practices. No Target Company, nor any of their respective Representatives acting on their behalf has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977 or any comparable or similar Law of any other country or other jurisdiction,or (iii) made any other unlawful payment. No Target Company, nor any of their respective Representatives acting on their behalf has directly or indirectly, given or agreed to give any gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder any Target Company or assist any Target Company in connection with any actual or proposed transaction. The operations of each Target Company are and have been conducted at all times in compliance with laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority, and no Action involving a Target Company with respect to the any of the foregoing is pending or, to the Knowledge of the Company, threatened. No Target Company or any of their respective directors or officers, or, to the Knowledge of the Company, any other Representative acting on behalf of a Target Company is currently identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. sanctions administered by OFAC, and no Target Company has, directly or indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any Subsidiary, joint venture partner or other Person, in connection with any sales or operations in any country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC in the last five (5) fiscal years. None of the Target Companies has engaged in transactions with, or exported any of its products or associated technical data (i) into (or to a national or resident of) Cuba, Iran, Iraq, Libya, North Korea, Syria or any other country to which the United States has embargoed goods to or has proscribed economic transactions with or (ii) to the knowledge of the Company, to any Person included on the United States Treasury Department’s list of Specially Designated Nationals or the U.S. Commerce Department’s Denied Persons List. No Target Company has, since January 1, 2014, breached or been in violation of any Law regulating or covering conduct in, or the nature of, the workplace, including regarding sexual harassment or, on any impermissible basis, a hostile work environment.

4.27     SAFE Registrations. Each Target Company that is incorporated outside of the PRC has taken, and shall continue to take in the future, all reasonable steps to comply with, and to ensure compliance by each of its equity holders, option holders, directors, officers and employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or overseas listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company (the “PRC Overseas Investment Regulations”), including requesting each equity holder, option holder, director, officer and employee that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment Regulations.

4.28     PRC Compliance.

(a)     Each of the Target Companies has complied, and has taken all steps to ensure compliance, in material aspect, by each of its shareholders, directors and officers that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies in effect on the Closing Date (including but not limited to the Ministry of Commerce, the National Development and Reform Commission, the China Securities Regulatory Commission (“CSRC”) and the State Administration of Foreign Exchange) (the “SAFE”) relating to overseas investment by PRC residents and citizens (the “PRC Overseas Investment and Listing Regulations”), including, requesting each such person that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations (including any applicable rules and regulations of the SAFE).

(b)     The Company is aware of and has been advised as to the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors and any official clarifications, guidance, interpretations or implementation rules in connection with or related thereto in effect on the applicable Closing Date (the “PRC Mergers and Acquisitions Rules”) jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the CSRC and the State Administration of Foreign Exchange on August 8, 2006, including the provisions thereof which purport to require offshore special purpose entities formed for listing purposes and controlled directly or indirectly by

PRC companies or individuals to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange. The Company has received legal advice specifically with respect to the PRC Mergers and Acquisitions Rules from its PRC counsel, and the Company understands such legal advice. In addition, the Company has communicated such legal advice in full to each of its directors that signed the Registration Statement and each such director has confirmed that he or she understands such legal advice. The consummation of the transactions contemplated by this Agreement, the Non-Competition Agreement, the Lock-up Agreement, the Registration Right Agreement, and the Escrow Agreement (A) are not and will not be, as of the date hereof or at the Closing Date, as the case may be, adversely affected by the PRC Mergers and Acquisitions Rules and (B) do not require the prior approval of the CSRC or any other Governmental Authority.

(c)     Each of the Target Companies holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Authority or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and none of the Target Companies has received notice of any revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certification or order or has reason to believe that any such franchise, grant, authorization, license, permit, easement, consent, certification or order will not be renewed in the ordinary course; and each of the Target Companies is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

4.29     Investment Company Act. No Target Company is an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act of 1940, as amended.

4.30     Finders and Brokers. Except as set forth in Schedule 4.31, no Target Company has incurred or will incur any Liability for any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby.

4.31     Independent Investigation. The Company has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Purchaser, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Purchaser for such purpose. The Company acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of the Purchaser set forth in Article III (including the related portions of the Purchaser Disclosure Schedules); and (b) neither the Purchaser nor any of its Representatives have made any representation or warranty as to the Purchaser or this Agreement, except as expressly set forth in Article III (including the related portions of the Purchaser Disclosure Schedules).

4.32     Information Supplied. None of the information supplied or to be supplied by the Company expressly for inclusion or incorporation by reference: (a) in any Current Report on Form 8-K, and any exhibits thereto or any other report, form, registration or other filing made with any Governmental Authority with respect to the transactions contemplated by this Agreement or any Ancillary Documents; (b) in the Proxy Documents; or (c) in the mailings or other distributions to the Purchaser’s shareholders and/or prospective investors with respect to the consummation of the transactions contemplated by this Agreement or in any amendment to any of documents identified in (a) through (c), will, when filed, made available, mailed or distributed, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by the Company expressly for inclusion or incorporation by reference in any of the Signing Press Release, the Signing Filing, the Closing Press Release and the Closing Filing will, when filed or distributed, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Company makes no representation, warranty or covenant with respect to any information supplied by or on behalf of the Purchaser or its Affiliates.

4.33     Disclosure. No representations or warranties by the Company in this Agreement (including the disclosure schedules hereto) or the Ancillary Documents, (a) contains or will contain any untrue statement of a material fact, or (b) omits or will omit to state, when read in conjunction with all of the information contained in this Agreement, the disclosure schedules hereto and the Ancillary Documents, any fact necessary to make the statements or facts contained therein not materially misleading.

Article V
REPRESENTATIONS AND WARRANTIES OF THE SELLER

Except as set forth in the Company Disclosure Schedules, the Section numbers of which are numbered to correspond to the Section numbers of this Agreement to which they refer, the Seller hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing, as follows:

5.1     Organization and Standing. The Seller is an entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

5.2     Authorization; Binding Agreement. The Seller has all requisite power, authority and legal right and capacity to execute and deliver this Agreement and each Ancillary Document to which it is a party, to perform Seller’s obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each Ancillary Document to which Seller is or is required to be a party shall be when delivered, duly and validly executed and delivered by Seller and assuming the due authorization, execution and delivery of this Agreement and any such Ancillary Document by the other parties hereto and thereto, constitutes, or when delivered shall constitute, the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to the Enforceability Exceptions.

5.3     Ownership. Seller owns good, valid and marketable title to the Purchased Shares, free and clear of any and all Liens. There are no proxies, voting rights, shareholders’ agreements or other agreements or understandings, to which Seller is a party or by which Seller is bound, with respect to the voting or transfer of any of the Purchased Shares other than this Agreement. Upon delivery of the Purchased Shares to the Purchaser on the Closing Date in accordance with this Agreement, the entire legal and beneficial interest in the Purchased Shares and good, valid and marketable title to the Purchased Shares, free and clear of all Liens (other than those imposed by applicable securities Laws or those incurred by the Purchaser), will pass to the Purchaser.

5.4     Governmental Approvals. Except as otherwise described in Schedule 5.4, no Consent of or with any Governmental Authority on the part of Seller is required to be obtained or made in connection with the execution, delivery or performance by Seller of this Agreement or any Ancillary Documents or the consummation by Seller of the transactions contemplated hereby or thereby other than (a) such filings as expressly contemplated by this Agreement and (b) pursuant to Antitrust Laws.

5.5     Non-Contravention. Except as otherwise described in Schedule 5.5, the execution and delivery by the Seller of this Agreement and each Ancillary Document to which it is a party or otherwise bound and the consummation by the Seller of the transactions contemplated hereby and thereby, and compliance by the Seller with any of the provisions hereof and thereof, will not, (a) conflict with or violate any provision of Seller’s Organizational Documents, (b) subject to obtaining the Consents from Governmental Authorities referred to in Section 5.4 hereof, and the waiting periods referred to therein having expired, and any condition precedent to such Consent or waiver having been satisfied, conflict with or violate any Law, Order or Consent applicable to Seller or any of its properties or assets or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by Seller under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of Seller under, (viii) give rise to any obligation to obtain any third party consent or provide any notice to any Person or (ix) give any Person the right to declare a default, exercise any remedy, claim a rebate, chargeback, penalty or change in delivery schedule, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any Contract to which Seller is a party or Seller or its properties or assets are otherwise bound, except for any deviations from any of the foregoing clauses (a), (b) or (c) that has not had and would not reasonably be expected to have a Material Adverse Effect on Seller.

5.6     No Litigation. There is no Action pending or, to the Knowledge of Seller, threatened, nor any Order is outstanding, against or involving Seller or any of its officers, directors, managers, shareholders, properties, assets or businesses, whether at law or in equity, before or by any Governmental Authority, which would reasonably be expected to adversely affect the ability of Seller to consummate the transactions contemplated by, and discharge its obligations under, this Agreement and the Ancillary Documents to which Seller is a party.

5.7     Investment Representations. The Seller: (a) is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act; (b) is acquiring its portion of the Exchange Shares for itself for investment purposes only, and not with a view towards any resale or distribution of such Exchange Shares; (c) has been advised and understands that the Exchange Shares (i) are being issued in reliance upon one or more exemptions from the registration requirements of the Securities Act and any applicable state securities Laws, (ii) have not been and shall not be registered under the Securities Act or any applicable state securities Laws and, therefore, must be held indefinitely and cannot be resold unless such Exchange Shares are registered under the Securities Act and all applicable state securities Laws, unless exemptions from registration are available and (iii) are subject to additional restrictions on transfer pursuant to the Lock-Up Agreement; (d) is aware that an investment in the Purchaser is a speculative investment and is subject to the risk of complete loss; and (e) acknowledges that except as set forth in the Registration Rights Agreement, the Purchaser is under no obligation hereunder to register the Exchange Shares under the Securities Act. Seller has no Contract with any Person to sell, transfer, or grant participations to such Person, or to any third Person, with respect to the Exchange Shares. By reason of Seller’s business or financial experience, or by reason of the business or financial experience of Seller’s “purchaser representatives” (as that term is defined in Rule 501(h) under the Securities Act), the Seller is capable of evaluating the risks and merits of an investment in the Purchaser and of protecting its interests in connection with this investment. The Seller has carefully read and understands all materials provided by or on behalf of the Purchaser or its Representatives to Seller or Seller’s Representatives pertaining to an investment in the Purchaser and has consulted, as Seller has deemed advisable, with its own attorneys, accountants or investment advisors with respect to the investment contemplated hereby and its suitability for Seller. The Seller acknowledges that the Exchange Shares are subject to dilution for events not under the control of Seller. The Seller has completed its independent inquiry and has relied fully upon the advice of its own legal counsel, accountant, financial and other Representatives in determining the legal, tax, financial and other consequences of this Agreement and the transactions contemplated hereby and the suitability of this Agreement and the transactions contemplated hereby for Seller and its particular circumstances, and, except as set forth herein, has not relied upon any representations or advice by the Purchaser or its Representatives. The Seller acknowledges and agrees that, except as set forth in Article III (including the related portions of the Purchaser Disclosure Schedules), no representations or warranties have been made by the Purchaser or any of its Representatives, and that Seller has not been guaranteed or represented to by any Person, (i) any specific amount or the event of the distribution of any cash, property or other interest in the Purchaser or (ii) the profitability or value of the Exchange Shares in any manner whatsoever. The Seller: (A) has been represented by independent counsel (or has had the opportunity to consult with independent counsel and has declined to do so); (B) has had the full right and opportunity to consult with Seller’s attorneys and other advisors and has availed itself of this right and opportunity; (C) has carefully read and fully understands this Agreement in its entirety and has had it fully explained to it or him by such counsel; (D) is fully aware of the contents hereof and the meaning, intent and legal effect thereof; and (E) is competent to execute this Agreement and has executed this Agreement free from coercion, duress or undue influence.

5.8     Finders and Brokers. Neither Seller nor any of its Representatives on its behalf has employed any broker, finder or investment banker or incurred any liability for any brokerage fees, commissions, finders’ fees or similar fees in connection with the transactions contemplated by this Agreement.

5.9     Independent Investigation. The Seller has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Purchaser, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Purchaser for such purpose. The Seller acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of the Purchaser set forth in Article III (including the related portions of the Purchaser Disclosure Schedules); and (b) neither the Purchaser nor any of its Representatives have made any representation or warranty as to the Purchaser or this Agreement, except as expressly set forth in Article III (including the related portions of the Purchaser Disclosure Schedules).

5.10     Information Supplied. None of the information supplied or to be supplied by Seller expressly for inclusion or incorporation by reference: (a) in any Current Report on Form 8-K, and any exhibits thereto or any other report, form, registration or other filing made with any Governmental Authority with respect to the transactions contemplated by this Agreement or any Ancillary Documents; (b) in the Proxy Documents; or (c) in the mailings or other distributions to the Purchaser’s shareholders and/or prospective investors with respect to the consummation of the transactions contemplated by this Agreement or in any amendment to any of documents identified in (a) through (c), will, when filed, made available, mailed or distributed, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by Seller expressly for inclusion or incorporation by reference in any of the Signing Press Release, the Signing Filing, the Closing Filing and the Closing Press Release will, when filed or distributed, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, Seller makes no representation, warranty or covenant with respect to any information supplied by or on behalf of the Purchaser or its Affiliates.

Article VI
COVENANTS

6.1     Access and Information.

(a)     The Company shall give, and shall direct its Representatives to give, the Purchaser and its Representatives, at reasonable times during normal business hours and upon reasonable intervals and notice, access to all offices and other facilities and to all employees, properties, Contracts, commitments, books and records, financial and operating data and other information (including Tax Returns, internal working papers, client files, client Contracts and director service agreements), of or pertaining to the Target Companies, as the Purchaser or its Representatives may reasonably request regarding the Target Companies and their respective businesses, assets, Liabilities, financial condition, prospects, operations, management, employees and other aspects (including unaudited quarterly financial statements, including a consolidated quarterly balance sheet and income statement, a copy of each material report, schedule and other document filed with or received by a Governmental Authority pursuant to the requirements of applicable securities Laws, and independent public accountants’ work papers (subject to the consent or any other conditions required by such accountants, if any)) and instruct each of the Company’s Representatives to reasonably cooperate with the Purchaser and its Representatives in their investigation; provided, however, that the Purchaser and its Representatives shall conduct any such activities in such a manner as not to unreasonably interfere with the business or operations of the Target Companies.

(b)     The Purchaser shall give, and shall direct its Representatives to give, the Company and its Representatives, at reasonable times during normal business hours and upon reasonable intervals and notice, access to all offices and other facilities and to all employees, properties, Contracts, commitments, books and records, financial and operating data and other information (including Tax Returns, internal working papers, client files, client Contracts and director service agreements), of or pertaining to the Purchaser or its Subsidiaries, as the Company or its Representatives may reasonably request regarding the Purchaser, its Subsidiaries and their respective businesses, assets, Liabilities, financial condition, prospects, operations, management, employees and other aspects (including unaudited quarterly financial statements, including a consolidated quarterly balance sheet and income statement, a copy of each material report, schedule and other document filed with or received by a Governmental Authority pursuant to the requirements of applicable securities Laws, and independent public accountants’ work papers (subject to the consent or any other conditions required by such accountants, if any)) and instruct each of the Purchaser’s Representatives to reasonably cooperate with the Company and its Representatives in their investigation; provided, however, that the Company and its Representatives shall conduct any such activities in such a manner as not to unreasonably interfere with the business or operations of the Purchaser or any of its Subsidiaries.

6.2     Conduct of Business of the Company.

(a)     Unless the Purchaser shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement in accordance with Section 9.1 or the Closing (the “Interim Period”), except as expressly contemplated by this Agreement or as set forth on Schedule 6.2, the Company shall, and shall cause its Subsidiaries to, (i) conduct their respective businesses, in all material respects, in the ordinary course of business, (ii) comply with all Laws applicable to the Target Companies and their respective businesses, assets and employees, and (iii) take all commercially reasonable measures necessary or appropriate to preserve intact, in all material respects, their respective business organizations, to keep available the services of their respective managers, directors, officers, employees and consultants, to maintain, in all material respects, their existing relationships with all Top Customers and Top Suppliers, and to preserve the possession, control and condition of their respective material assets, all as consistent with past practice.

(b)     Without limiting the generality of Section 6.2(a) and except as contemplated by the terms of this Agreement or as set forth on Schedule 6.2, during the Interim Period, without the prior written consent of the Purchaser (such consent not to be unreasonably withheld, conditioned or delayed), the Company shall not, and shall cause its Subsidiaries to not:

(i)     amend, waive or otherwise change, in any respect, its Organizational Documents;

(ii)     authorize, commit or actually issue, grant, sell, pledge, dispose of any of its shares or other equity interests or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any of its shares or other equity interests, or other securities, including any securities convertible into or exchangeable for any of its shares or other equity securities or securities of any class and any other equity-based awards, or engage in any hedging transaction with a third Person with respect to such securities;

(iii)     split, combine, recapitalize or reclassify any of its shares or other equity interests or issue any other securities in respect thereof or pay or set aside any dividend or other distribution (whether in cash, equity or property or any combination thereof) in respect of its shares or other equity interests, or directly or indirectly redeem, purchase or otherwise acquire or offer to acquire any of its securities;

(iv)     incur, create, assume, prepay or otherwise become liable for any Indebtedness (directly, contingently or otherwise) in excess of $50,000 (individually or in the aggregate), make a loan or advance to or investment in any third party, or guarantee or endorse any Indebtedness, Liability or obligation of any Person;

(v)     increase the wages, salaries or compensation of its employees other than in the ordinary course of business, consistent with past practice, and in any event not in the aggregate by more than five percent (5%), or make or commit to make any bonus payment (whether in cash, property or securities) to any employee outside of the ordinary course of business, or materially increase other benefits of employees generally, or enter into, establish, materially amend or terminate any Company Benefit Plan with, for or in respect of any current consultant, officer, manager director or employee, in each case other than as required by applicable Law, pursuant to the terms of any Company Benefit Plans or in the ordinary course of business;

(vi)     make or rescind any material election relating to Taxes, settle any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, file any amended Tax Return or claim for refund, or make any material change in its accounting or Tax policies or procedures, in each case except as required by applicable Law or in compliance with GAAP;

(vii)     transfer or license (other than non-exclusive licenses in the ordinary course of business) to any Person or otherwise extend, materially amend or modify, permit to lapse or fail to preserve any of the Company Registered IP, Company Licensed IP or other Company IP, or disclose to any Person who has not entered into a confidentiality agreement any Trade Secrets;

(viii)     terminate, or waive or assign any material right under, any Company Material Contract or enter into any Contract that would be a Company Material Contract;

(ix)     fail to maintain its books, accounts and records in all material respects in the ordinary course of business;

(x)     establish any Subsidiary or enter into any new line of business;

(xi)     fail to use commercially reasonable efforts to keep in force insurance policies or replacement or revised policies providing insurance coverage with respect to its assets, operations and activities in such amount and scope of coverage as are currently in effect;

(xii)     revalue any of its material assets or make any change in accounting methods, principles or practices, except to the extent required to comply with GAAP and after consulting with the Company’s outside auditors;

(xiii)     waive, release, assign, settle or compromise any claim, action or proceeding (including any suit, action, claim, proceeding or investigation relating to this Agreement or the transactions contemplated hereby), other than waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages (and not the imposition of equitable relief on, or the admission of wrongdoing by, the Company or its Affiliates) not in excess of $50,000 (individually or in the aggregate), or otherwise pay, discharge or satisfy any Actions, Liabilities or obligations, unless such amount has been reserved in the Company Financials;

(xiv)     close or materially reduce its activities, or effect any layoff or other personnel reduction or change, at any of its facilities;

(xv)     acquire, including by merger, consolidation, acquisition of shares or assets, or any other form of business combination, any corporation, partnership, limited liability company, other business organization or any division thereof, or any material amount of assets outside the ordinary course of business;

(xvi)     make capital expenditures in excess of $50,000 (individually for any project (or set of related projects) or $150,000 in the aggregate);

(xvii)     adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(xviii)     voluntarily incur any Liability (whether absolute, accrued, contingent or otherwise) in excess of $50,000 individually or $150,000 in the aggregate other than pursuant to the terms of a Company Material Contract or Company Benefit Plan;

(xix)     sell, lease, license, transfer, exchange or swap, mortgage or otherwise pledge or encumber (including securitizations), or otherwise dispose of any material portion of its properties, assets or rights;

(xx)     enter into any agreement, understanding or arrangement with respect to the voting of equity securities of the Company;

(xxi)     take any action that would reasonably be expected to significantly delay or impair the obtaining of any Consents of any Governmental Authority to be obtained in connection with this Agreement;

(xxii)     enter into, amend, waive or terminate (other than terminations in accordance with their terms) any transaction with any Related Person (other than compensation and benefits and advancement of expenses, in each case, provided in the ordinary course of business); or

(xxiii)     authorize or agree to do any of the foregoing actions.

6.3     Conduct of Business of the Purchaser.

(a)     Unless the Company shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the Interim Period, except as expressly contemplated by this Agreement or as set forth on Schedule 6.3, the Purchaser shall, and shall cause its Subsidiaries to, (i) conduct their respective businesses, in all material respects, in the ordinary course of business, (ii) comply with all Laws applicable to the Purchaser and its Subsidiaries and their respective businesses, assets and employees, and (iii) take all commercially reasonable measures necessary or appropriate to preserve intact, in all material respects, their respective business organizations, to keep available the services of their respective managers, directors, officers, employees and consultants, and to preserve the possession, control and condition of their respective material assets, all as consistent with past practice.

(b)     Without limiting the generality of Section 6.3(a) and except (x) as contemplated by the terms of this Agreement, (y) to the extent reasonably necessary or appropriate by the Purchaser, the incurrence of Expenses by the Purchaser or the financing of its Expenses incurred in connection with the transactions contemplated by this Agreement or (z) as set forth on Schedule 6.3, during the Interim Period, without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), the Purchaser shall not, and shall cause its Subsidiaries to not:

(i)     amend, waive or otherwise change, in any respect, its Organizational Documents;

(ii)     authorize, commit or actually issue, grant, sell, pledge, dispose of any of its shares or other equity interests or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any of its shares or other equity interests, or other securities, including any securities convertible into or exchangeable for any of its shares or other equity securities or securities of any class and any other equity-based awards, or engage in any hedging transaction with a third Person with respect to such securities;

(iii)     split, combine, recapitalize or reclassify any of its shares or other equity interests or issue any other securities in respect thereof or pay or set aside any dividend or other distribution (whether in cash, equity or property or any combination thereof) in respect of its shares or other equity interests, or directly or indirectly redeem, purchase or otherwise acquire or offer to acquire any of its securities;

(iv)     incur, create, assume, prepay or otherwise become liable for any Indebtedness (directly, contingently or otherwise) in excess of $50,000 (individually or in the aggregate), make a loan or advance to or investment in any third party, or guarantee or endorse any Indebtedness, Liability or obligation of any Person;

(v)     make or rescind any material election relating to Taxes, settle any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, file any amended Tax Return or claim for refund, or make any material change in its accounting or Tax policies or procedures, in each case except as required by applicable Law or in compliance with GAAP;

(vi)     amend, waive or otherwise change the Trust Agreement in any manner adverse to the Purchaser;

(vii)     terminate, waive or assign any material right under any Purchaser Material Contract or enter into any Contract that would be a Purchaser Material Contract;

(viii)     fail to maintain its books, accounts and records in all material respects in the ordinary course of business;

(ix)     establish any Subsidiary or enter into any new line of business;

(x)     fail to use commercially reasonable efforts to keep in force insurance policies or replacement or revised policies providing insurance coverage with respect to its assets, operations and activities in such amount and scope of coverage as are currently in effect;

(xi)     revalue any of its material assets or make any change in accounting methods, principles or practices, except to the extent required to comply with GAAP and after consulting the Purchaser’s outside auditors;

(xii)     waive, release, assign, settle or compromise any claim, action or proceeding (including any suit, action, claim, proceeding or investigation relating to this Agreement or the transactions contemplated hereby), other than waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages (and not the imposition of equitable relief on, or the admission of wrongdoing by, the Purchaser) not in excess of $50,000 (individually or in the aggregate), or otherwise pay, discharge or satisfy any Actions, Liabilities or obligations, unless such amount has been reserved in the Purchaser Financials;

(xiii)     acquire, including by merger, consolidation, acquisition of shares or assets, or any other form of business combination, any corporation, partnership, limited liability company, other business organization or any division thereof, or any material amount of assets outside the ordinary course of business;

(xiv)     make capital expenditures in excess of $50,000 individually for any project (or set of related projects) or $150,000 in the aggregate;

(xv)     adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(xvi)     voluntarily incur any Liability (whether absolute, accrued, contingent or otherwise) in excess of $50,000 individually or $150,000 in the aggregate other than pursuant to the terms of a material Contract in existence as of the date of this Agreement or entered into in the ordinary course of business or in accordance with the terms of this Section 6.3 during the Interim Period;

(xvii)     sell, lease, license, transfer, exchange or swap, mortgage or otherwise pledge or encumber (including securitizations), or otherwise dispose of any material portion of its properties, assets or rights;

(xviii)     enter into any agreement, understanding or arrangement with respect to the voting of Purchaser Securities;

(xix)     take any action that would reasonably be expected to significantly delay or impair the obtaining of any Consents of any Governmental Authority to be obtained in connection with this Agreement; or

(xx)     authorize or agree to do any of the foregoing actions.

6.4     Annual and Interim Financial Statements. During the Interim Period, within thirty (30) calendar days following the end of each calendar month, each three-month quarterly period and each fiscal year, the Company shall deliver to the Purchaser an unaudited consolidated income statement and an unaudited consolidated balance sheet for the period from the Balance Sheet Date through the end of such calendar month, quarterly period or fiscal year and the applicable comparative period in the preceding fiscal year, in each case accompanied by a certificate of the Chief Financial Officer of the Company to the effect that all such financial statements fairly present the consolidated financial position and results of operations of the Target Companies as of the date or for the periods indicated, in accordance with GAAP, subject to year-end audit adjustments and excluding footnotes. During the Interim Period, the Company will also promptly deliver to the Purchaser copies of any audited financial statements of the Target Companies that a certified public accountant of any Target Company may issue.

6.5     Purchaser Public Filings. During the Interim Period, the Purchaser will keep current and timely file all of its public filings with the SEC and otherwise comply in all material respects with applicable securities Laws and shall use its commercially reasonable efforts to maintain the listing of the Purchaser Public Units, the Purchaser Ordinary Shares, the Purchaser Public Warrants and the Purchaser Public Rights on Nasdaq; provided, that the Parties acknowledge and agree that from and after the Closing, Purchaser intends to list on Nasdaq only the Purchaser Ordinary Shares and the Purchaser Public Warrants.

6.6     No Solicitation.

(a)     For purposes of this Agreement, (i) an “Acquisition Proposal” means any inquiry, proposal or offer, or any indication of interest in making an offer or proposal, from any Person or group at any time relating to an Alternative Transaction, and (ii) an “Alternative Transaction” means (A) with respect to the Company, the Seller and their respective Affiliates, a transaction (other than the transactions contemplated by this Agreement) concerning the sale of (x) all or any material part of the business or assets of any Target Companies (other than in the ordinary course of business) or (y) any of the shares or other equity interests or profits of any Target Companies, in any case, whether such transaction takes the form of a sale of shares or other equity interests, assets, merger, consolidation, issuance of debt securities, management Contract, joint venture or partnership, or otherwise and (B) with respect to the Purchaser and its Affiliates, a transaction (other than the transactions contemplated by this Agreement) concerning a Business Combination.

(b)     During the Interim Period, in order to induce the other Parties to continue to commit to expend management time and financial resources in furtherance of the transactions contemplated hereby, each Party shall not, and shall cause its Representatives to not, without the prior written consent of the Company and the Purchaser, directly or indirectly, (i) solicit, assist, initiate or facilitate the making, submission or announcement of, or intentionally encourage, any Acquisition Proposal, (ii) furnish any non-public information regarding such Party or its Affiliates (or with respect to Seller, any Target Company) or their respective businesses, operations, assets, Liabilities, financial condition, prospects or employees to any Person or group (other than a Party to this Agreement or their respective Representatives) in connection with or in response to an Acquisition Proposal, (iii) engage or participate in discussions or negotiations with any Person or group with respect to, or that could be expected to lead to, an Acquisition Proposal, (iv) approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Acquisition Proposal, (v) negotiate or enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Acquisition Proposal, or (vi) release any third Person from, or waive any provision of, any confidentiality agreement to which such Party is a party.

(c)     Each Party shall notify the others as promptly as practicable (and in any event within 48 hours) orally and in writing of the receipt by such Party or any of its Representatives of (i) any bona fide inquiries, proposals or offers, requests for information or requests for discussions or negotiations regarding or constituting any Acquisition Proposal or any bona fide inquiries, proposals or offers, requests for information or requests for discussions or negotiations that could be expected to result in an Acquisition Proposal, and (ii) any request for non-public information relating to such Party or its Affiliates (or with respect to Seller, any Target Company), specifying in each case, the material terms and conditions thereof (including a copy thereof if in writing or a written summary thereof if oral) and the identity of the party making such inquiry, proposal, offer or request for information. Each Party shall keep the others promptly informed of the status of any such inquiries, proposals, offers or requests for information. During the Interim Period, each Party shall, and shall cause its Representatives to, immediately cease and cause to be terminated any solicitations, discussions or negotiations with any Person with respect to any Acquisition Proposal and shall, and shall direct its Representatives to, cease and terminate any such solicitations, discussions or negotiations.

6.7     No Trading. The Company and the Seller each acknowledge and agree that it is aware, and that their respective Affiliates are aware (and each of their respective Representatives is aware or, upon receipt of any material nonpublic information of the Purchaser, will be advised) of the restrictions imposed by the Federal Securities Laws and other applicable foreign and domestic Laws on a Person possessing material nonpublic information about a publicly traded company. The Company and the Seller each hereby agree that, while it is in possession of such material nonpublic information, it shall not purchase or sell any securities of the Purchaser (other than acquire the Exchange Shares in accordance with Article I), communicate such information to any third party, take any other action with respect to the Purchaser in violation of such Laws, or cause or encourage any third party to do any of the foregoing.

6.8     Notification of Certain Matters. During the Interim Period, each of the Parties shall give prompt notice to the other Parties if such Party or its Affiliates (or, with respect to the Company, the Seller): (a) fails to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it or its Affiliates (or, with respect to the Company, the Seller) hereunder in any material respect; (b) receives any notice or other communication in writing from any third party (including any Governmental Authority) alleging (i) that the Consent of such third party is or may be required in connection with the transactions contemplated by this Agreement or (ii) any non-compliance with any Law by such Party or its Affiliates (or, with respect to the Company, the Seller); (c) receives any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; (d) discovers any fact or circumstance that, or becomes aware of the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would reasonably be expected to cause or result in any of the conditions to set forth in Article VIII not being satisfied or the satisfaction of those conditions being materially delayed; or (e) becomes aware of the commencement or threat, in writing, of any Action against such Party or any of its Affiliates (or, with respect to the Company, the Seller), or any of their respective properties or assets, or, to the Knowledge of such Party, any officer, director, partner, member or manager, in his, her or its capacity as such, of such Party or of its Affiliates (or, with respect to the Company, the Seller) with respect to the consummation of the transactions contemplated by this Agreement. No such notice shall constitute an acknowledgement or admission by the Party providing the notice regarding whether or not any of the conditions to the Closing have been satisfied or in determining whether or not any of the representations, warranties or covenants contained in this Agreement have been breached.

6.9     Efforts.

(a)     Subject to the terms and conditions of this Agreement, each Party shall use its commercially reasonable efforts, and shall cooperate fully with the other Parties, to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate the transactions contemplated by this Agreement (including the receipt of all applicable Consents of Governmental Authorities), and to comply as promptly as practicable with all requirements of Governmental Authorities applicable to the transactions contemplated by this Agreement.

(b)     In furtherance and not in limitation of Section 6.9(a), to the extent required under any Laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade (“Antitrust Laws”), each Party hereto agrees to make any required filing or application under Antitrust Laws, as applicable, at such Party’s sole cost and expense, with respect to the transactions contemplated hereby as promptly as practicable, to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to Antitrust Laws and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods under Antitrust Laws as soon as practicable, including by requesting early termination of the waiting period provided for under the Antitrust Laws. Each Party shall, in connection with its efforts to obtain all requisite approvals and authorizations for the transactions contemplated by this Agreement under any Antitrust Law, use its commercially reasonable efforts to: (i) cooperate in all respects with each other Party or its Affiliates in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private Person; (ii) keep the other Parties reasonably informed of any communication received by such Party or its Representatives from, or given by such Party or its Representatives to, any Governmental Authority and of any communication received or given in connection with any proceeding by a private Person, in each case regarding any of the transactions contemplated by this Agreement; (iii) permit a Representative of the other Parties and their respective outside counsel to review any communication given by it to, and consult with each other in advance of any meeting or conference with, any Governmental Authority or, in connection with any proceeding by a private Person, with any other Person, and to the extent permitted by such Governmental Authority or other Person, give a Representative or Representatives of the other Parties the opportunity to attend and participate in such meetings and conferences; (iv) in the event a Party’s Representative is prohibited from participating in or attending any meetings or conferences, the other Parties shall keep such Party promptly and reasonably apprised with respect thereto; and (v) use commercially reasonable efforts to cooperate in the filing of any memoranda, white papers, filings, correspondence or other written communications explaining or defending the transactions contemplated hereby, articulating any regulatory or competitive argument, and/or responding to requests or objections made by any Governmental Authority.

(c)     As soon as reasonably practicable following the date of this Agreement, the Parties shall cooperate in all respects with each other and use (and shall cause their respective Affiliates to use) their respective commercially reasonable efforts to prepare and file with Governmental Authorities requests for approval of the transactions contemplated by this Agreement and shall use all commercially reasonable efforts to have such Governmental Authorities approve the transactions contemplated by this Agreement. Each Party shall give prompt written notice to the other Parties if such Party or its Representatives (or with respect to the Company, the Seller) receives any notice from such Governmental Authorities in connection with the transactions contemplated by this Agreement, and shall promptly furnish the other Parties with a copy of such Governmental Authority notice. If any Governmental Authority requires that a hearing or meeting be held in connection with its approval of the transactions contemplated hereby, whether prior to the Closing or after the Closing, each Party shall arrange for Representatives of such Party to be present for such hearing or meeting. If any objections are asserted with respect to the transactions contemplated by this Agreement under any applicable Law or if any Action is instituted (or threatened to be instituted) by any applicable Governmental Authority or any private Person challenging any of the transactions contemplated by this Agreement or any Ancillary Document as violative of any applicable Law or which would otherwise prevent, materially impede or materially delay the consummation of the transactions contemplated hereby or thereby, the Parties shall use their commercially reasonable efforts to resolve any such objections or suits so as to timely permit consummation of the transactions contemplated by this Agreement and the Ancillary Documents, including in order to resolve such objections or Actions which, in any case if not resolved, would reasonably be expected to prevent, materially impede or materially delay the consummation of the transactions contemplated hereby or thereby. In the event any Action is instituted (or threatened to be instituted) by a Governmental Authority or private party challenging the transactions contemplated by this Agreement, or any Ancillary Document, the Parties shall, and shall cause their respective Representatives to, cooperate in all respects with each other and use their respective commercially reasonable efforts to contest and resist any such Action and to have vacated, lifted, reversed or overturned any Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement and the Ancillary Documents.

(d)     Prior to the Closing, each Party shall use its commercially reasonable efforts to obtain any Consents of Governmental Authorities or other third Persons as may be necessary for the consummation by such Party or its Affiliates of the transactions contemplated by this Agreement or required as a result of the execution or performance of, or consummation of the transactions contemplated by, this Agreement by such Party or its Affiliates, and the other Parties shall provide reasonable cooperation in connection with such efforts.

(e)     Notwithstanding anything herein to the contrary, no Party shall be required to agree to any term, condition or modification with respect to obtaining any Consents in connection with the transactions contemplated by this Agreement that would result in, or would be reasonably likely to result in: (i) a Material Adverse Effect to such Party or its Affiliates, or (ii) such Party having to cease, sell or otherwise dispose of any material assets or businesses (including the requirement that any such assets or business be held separate).

6.10     Further Assurances. The Parties hereto shall further cooperate with each other and use their respective commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on their part under this Agreement and applicable Laws to consummate the transactions contemplated by this Agreement as soon as reasonably practicable, including preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings.

6.11     The Proxy Statement.

(a)     As promptly as practicable after the date hereof, and in consultation with the Company, the Purchaser shall prepare and file with the SEC a proxy statement (as amended or supplemented from time to time, the “Proxy Statement”) calling a special meeting of the Purchaser’s shareholders (the “Shareholder Meeting”) in accordance with the Purchaser Charter seeking the approval of the Purchaser’s shareholders for the transactions contemplated by this Agreement and offering to redeem from its Public Shareholders their Purchaser Ordinary Shares in conjunction with a shareholder vote on the transactions contemplated by this Agreement (the “Redemption”), and each of the Purchaser and the Company shall use its commercially reasonable efforts to obtain and furnish the information required by the Exchange Act to be included in the Proxy Statement all in accordance with and as required by the Purchaser’s Organizational Documents, the IPO Prospectus, applicable Law and any applicable rules and regulations of the SEC and Nasdaq. In the Proxy Statement, the Purchaser shall seek (i) adoption and approval of this Agreement and the transactions contemplated hereby or referred to herein by the holders of Purchaser Ordinary Shares in accordance with the Purchaser’s Organizational Documents, the BVI Act, and the rules and regulations of the SEC and Nasdaq, (ii) if required to be approved by the Purchaser’s shareholders, adoption and approval of an Amended and Restated Memorandum and Articles of Association of the Purchaser in form and substance reasonably acceptable to the Purchaser and the Company (the “Amended Charter”), which Amended Charter will, among other things, change the name of the Purchaser effective as of the Closing to “Greenland Technologies Holding Corporation”, (iii) adoption and approval of the new omnibus equity incentive plan, the form of which is attached as Exhibit E hereto (the “Incentive Plan”), that provides for the grant of awards to employees and other certain Representatives of the Purchaser and its Subsidiaries in the form of options, restricted shares, restricted share units or other equity-based awards based on Purchaser Ordinary Shares with a total pool of awards of Purchaser Ordinary Shares equal to ten percent (10%) of the aggregate number of Purchaser Ordinary Shares issued and outstanding immediately after the Closing, (iv) to appoint, and designate the classes of, the members of the board of directors of the Purchaser, and appoint the members of any committees thereof, in each case in accordance with Section 6.16 hereof, (v) to obtain any and all other approvals necessary or advisable to effect the consummation of the transactions contemplated by this Agreement and the Ancillary Documents (the approvals described in the foregoing clauses (i), (ii), (iv) and (v), collectively, the “Shareholder Approval Matters”), and (vi) the adjournment of the Shareholder Meeting, if necessary or appropriate in the reasonable determination of the Purchaser. In connection with the Proxy Statement, the Purchaser will also file with the SEC financial and other information about the transactions contemplated by this Agreement in accordance with applicable proxy solicitation rules set forth in the Purchaser’s Organizational Documents, the BVI Act and the rules and regulations of the SEC and Nasdaq (such Proxy Statement and the documents included or referred to therein pursuant to which the Redemption will be made, together with any additional soliciting materials, supplements, amendments and/or exhibits thereto, the “Proxy Documents”).

(b)     Except with respect to the information provided by or on behalf of the Target Companies or the Seller for inclusion in the Proxy Statement and other Proxy Documents, the Purchaser shall ensure that, when filed, the Proxy Statement and other Proxy Documents will comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder. The Purchaser shall cause the Proxy Documents to be disseminated as promptly as practicable after receiving clearance from the SEC to the Purchaser’s equity holders as and to the extent such dissemination is required by U.S. federal securities laws and the rules and regulations of the SEC and Nasdaq promulgated thereunder or otherwise (the “Federal Securities Laws”). The Company and the Seller shall promptly provide to the Purchaser such information concerning the Seller, the Target Companies and their respective businesses, operations, condition (financial or otherwise), assets, Liabilities, properties, officers, directors and employees as is either required by Federal Securities Laws or reasonably requested by the Purchaser for inclusion in the Proxy Documents. Subject to compliance by the Company and the Seller with the immediately preceding sentence with respect to the information provided or to be provided by or on behalf of them for inclusion in the Proxy Documents, the Purchaser shall cause the Proxy Documents to comply in all material respects with the Federal Securities Laws. The Purchaser shall provide copies of the proposed forms of the Proxy Documents (including, in each case, any amendments or supplements thereto) to the Company such that the Company and its Representatives are afforded a reasonable amount of time prior to the dissemination or filing thereof to review such material and comment thereon prior to such dissemination or filing, and the Purchaser shall reasonably consider in good faith any comments of the Company and its Representatives. The Purchaser and the Company and their respective Representatives shall respond promptly to any comments of the SEC or its staff with respect to the Redemption or the Proxy Documents and promptly correct any information provided by it for use in the Proxy Documents if and to the extent that such information shall have become false or misleading in any material respect or as otherwise required by the Federal Securities Laws. The Purchaser shall amend or supplement the Proxy Documents and cause the Proxy Documents, as so amended or supplemented, to be filed with the SEC and to be disseminated to the holders of Purchaser Ordinary Shares, in each case as and to the extent required by the Federal Securities Laws and subject to the terms and conditions of this Agreement and the Purchaser Organizational Documents. The Purchaser shall provide the Company and its Representatives with copies of any written comments, and shall inform them of any material oral comments, that the Purchaser or any of its Representatives receive from the SEC or its staff with respect to the Redemption or the Proxy Documents promptly after the receipt of such comments and shall give the Company a reasonable opportunity under the circumstances to review and comment on any proposed written or material oral responses to such comments. The Company and the Seller shall, and shall cause each of the Target Companies to, make their respective directors, officers and employees, upon reasonable advance notice, available to the Purchaser and its Representatives in connection with the drafting of the public filings with respect to the transactions contemplated by this Agreement, including the Proxy Documents, and responding in a timely manner to comments from the SEC. As promptly as reasonably practicable after the Proxy Statement has “cleared” comments from the SEC, the Purchaser shall cause the definitive Proxy Statement to be filed with the SEC and disseminated to the holders of Purchaser Ordinary Shares, and shall duly call, give notice of, convene and hold the Shareholder Meeting.

(c)     If at any time prior to the Closing, any information relating to the Purchaser, on the one hand, or any of the Target Companies or Seller, on the other hand, or any of their respective Affiliates, businesses, operations, condition (financial or otherwise), assets, Liabilities, properties, officers, directors or employees, should be discovered by the Purchaser, on the one hand, or any of the Target Companies or Seller, on the other hand, that should be set forth in an amendment or supplement to the Proxy Documents, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify each other Party and shall cooperate with the other Parties to ensure that an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the Purchaser’s shareholders.

6.12     Public Announcements.

(a)     The Parties agree that no public release, filing or announcement concerning this Agreement or the Ancillary Documents or the transactions contemplated hereby or thereby shall be issued by any Party or any of their Affiliates without the prior written consent of the Purchaser, the Company, the Purchaser Representative and the Seller (which consent shall not be unreasonably withheld, conditioned or delayed), except as such release or announcement may be required by applicable Law or the rules or regulations of any securities exchange, in which case the applicable Party shall use commercially reasonable efforts to allow the other Parties reasonable time to comment on, and arrange for any required filing with respect to, such release or announcement in advance of such issuance.

(b)     The Parties shall mutually agree upon and, as promptly as practicable after the execution of this Agreement (but in any event within four (4) Business Days thereafter), issue a press release announcing the execution of this Agreement (the “Signing Press Release”). Promptly after the issuance of the Signing Press Release (but in any event within four (4) Business Days after the execution of this Agreement), the Purchaser shall file a Current Report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by Federal Securities Laws, which the Company shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing. The Parties shall mutually agree upon and, as promptly as practicable after the Closing (but in any event within four (4) Business Days thereafter), issue a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”). Promptly after the issuance of the Closing Press Release (but in any event within four (4) Business Days after the Closing), the Purchaser shall prepare and file a Current Report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by Federal Securities Laws which the Seller and the Purchaser Representative shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing. In connection with the preparation of the Signing Press Release, the Signing Filing, the Closing Filing, the Closing Press Release, or any other report, statement, filing notice or application made by or on behalf of a Party to any Governmental Authority or other third party in connection with the transactions contemplated hereby, each Party shall, upon request by any other Party, furnish the Parties with all information concerning themselves, their respective directors, officers and equity holders, and such other matters as may be reasonably necessary or advisable in connection with the transactions contemplated hereby, or any other report, statement, filing, notice or application made by or on behalf of a Party to any third party or any Governmental Authority in connection with the transactions contemplated hereby.

6.13     Confidential Information.

(a)     The Company and the Seller hereby agree that during the Interim Period and, in the event that this Agreement is terminated in accordance with Article IX, for a period of two (2) years after such termination, they shall, and shall cause their respective Representatives to: (i) treat and hold in strict confidence any Purchaser Confidential Information, and will not use for any purpose (except in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Documents, performing their obligations hereunder or thereunder, enforcing their rights hereunder or thereunder, or in furtherance of their authorized duties on behalf of the Purchaser or its Subsidiaries), nor directly or indirectly disclose, distribute, publish, disseminate or otherwise make available to any third party any of the Purchaser Confidential Information without the Purchaser’s prior written consent; and (ii) in the event that the Company, the Seller or any of the respective Representatives, during the Interim Period or, in the event that this Agreement is terminated in accordance with Article IX, for a period of two (2) years after such termination, becomes legally compelled to disclose any Purchaser Confidential Information, (A) provide the Purchaser with prompt written notice of such requirement so that the Purchaser or an Affiliate thereof may seek a protective Order or other remedy or waive compliance with this Section 6.13(a), and (B) in the event that such protective Order or other remedy is not obtained, or the Purchaser waives compliance with this Section 6.13(a), furnish only that portion of such Purchaser Confidential Information which is legally required to be provided as advised in writing by outside counsel and to exercise its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded such Purchaser Confidential Information. In the event that this Agreement is terminated and the transactions contemplated hereby are not consummated, the Company and the Seller shall, and shall cause their respective Representatives to, promptly deliver to the Purchaser any and all copies (in whatever form or medium) of Purchaser Confidential Information and destroy all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon.

(b)     The Purchaser hereby agrees that during the Interim Period and, in the event this Agreement is terminated in accordance with Article IX, for a period of two (2) years after such termination, it shall, and shall cause its Representatives to: (i) treat and hold in strict confidence any Company Confidential Information, and will not use for any purpose (except in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Documents, performing its obligations hereunder or thereunder or enforcing its rights hereunder or thereunder), nor directly or indirectly disclose, distribute, publish, disseminate or otherwise make available to any third party any of the Company Confidential Information without the Company’s prior written consent; and (ii) in the event that the Purchaser or any of its Representatives, during the Interim Period or, in the event that this Agreement is terminated in accordance with Article IX, for a period of two (2) years after such termination, becomes legally compelled to disclose any Company Confidential Information, (A) provide the Company with prompt written notice of such requirement so that the Company, the Seller or an Affiliate of any of them may seek a protective Order or other remedy or waive compliance with this Section 6.13(a), and (B) in the event that such protective Order or other remedy is not obtained, or the Company waives compliance with this Section 6.13(a), furnish only that portion of such Company Confidential Information which is legally required to be provided as advised in writing by outside counsel and to exercise its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded such Company Confidential Information. In the event that this Agreement is terminated and the transactions contemplated hereby are not consummated, the Purchaser shall, and shall cause its Representatives to, promptly deliver to the Company any and all copies (in whatever form or medium) of Company Confidential Information and destroy all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon. Notwithstanding the foregoing, the Purchaser and its Representatives shall be permitted to disclose any and all Company Confidential Information to the extent required by the Federal Securities Laws.

6.14     Litigation Support. Following the Closing, in the event that and for so long as any Party is actively contesting or defending against any third party or Governmental Authority Action in connection with any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act or transaction that existing on or prior to the Closing Date involving the Purchaser or any Target Company, each of the other Parties will (i) reasonably cooperate with the contesting or defending party and its counsel in the contest or defense, (ii) make available its personnel at reasonable times and upon reasonable notice and (iii) provide (A) such testimony and (B) access to its non-privileged books and records as may be reasonably requested in connection with the contest or defense, at the sole cost and expense of the contesting or defending party (unless such contesting or defending party is entitled to indemnification therefor under Article VII in which case, the costs and expense will be borne by the parties as set forth in Article VII).

6.15     Documents and Information. After the Closing Date, the Purchaser shall, and shall cause its Subsidiaries (including the Target Companies) to, until the seventh (7th) anniversary of the Closing Date, retain all books, records and other documents pertaining to the business of the Company and its Subsidiaries in existence on the Closing Date and make the same available for inspection and copying by the Purchaser Representative during normal business hours of the Company and its Subsidiaries, as applicable, upon reasonable request and upon reasonable notice. No such books, records or documents shall be destroyed after the seventh (7th) anniversary of the Closing Date by the Purchaser or its Subsidiaries (including any Target Company) without first advising the Purchaser Representative in writing and giving the Purchaser Representative a reasonable opportunity to obtain possession thereof.

6.16     Post-Closing Board of Directors and Executive Officers.

(a)     The Parties shall take all necessary action, including causing the directors of the Purchaser to resign, so that effective as of the Closing, the Purchaser’s board of directors (the “Post-Closing Purchaser Board”) will consist of five (5) individuals. Effective upon, or immediately after, the Closing, the Parties shall take all necessary action to designate and appoint to the Post-Closing Purchaser Board (i) the one (1) person that is designated by the Purchaser prior to the Closing (the “Purchaser Director”), who shall qualify as an independent director under Nasdaq rules, (ii) the one (1) person that is designated by the Company prior to the Closing, and (iii) three (3) persons who are mutually agreed upon by the Purchaser and the Company prior to the Closing, at least two (2) of whom shall qualify as independent directors under Nasdaq rules. The Parties also agree to cause the board of directors of the Company following the Closing to be identical to that of the Post-Closing Purchaser Board. The Seller hereby agrees to vote all equity securities of the Company and, after the Closing, the Purchaser consistent with the terms hereof.

(b)     The Parties shall take all action necessary, including causing the executive officers of the Purchaser to resign, so that the individuals serving as executive officers of the Purchaser immediately after the Closing will be the same individuals (in the same offices) as those of the Company immediately prior to the Closing.

6.17     Use of Trust Account Proceeds After the Closing. The Parties agree that after the Closing, the funds in the Trust Account, after taking into account payments for the Redemption, shall first be used (i) to pay the Purchaser’s accrued Expenses, (ii) to pay the Purchaser’s deferred Expenses (including any legal fees) of the IPO and (iii) to pay for any outstanding obligations owed by the Purchaser to the Sponsor. Such amounts, as well as any amounts to be paid by delivery of the Purchaser’s securities, will be paid at the Closing. Any remaining cash will be used for general corporate purposes.

6.18     Purchaser Policies. During the Interim Period, the Purchaser will consult with the Company, and the Purchaser and the Company will adopt, effective as of the Closing, corporate and operational policies for the Purchaser, the Company and their respective Subsidiaries, including the Target Companies, appropriate for a company publicly traded in the United States with active business and operations in the industries and regions in which the Target Companies operate and contemplate operating as of the Closing.

Article VII
SURVIVAL AND INDEMNIFICATION

7.1     Survival.

(a)     All representations and warranties of the Company and the Seller contained in this Agreement (including all schedules and exhibits hereto and all certificates, documents, instruments and undertakings furnished pursuant to this Agreement) shall survive the Closing through and until and including the Expiration Date; provided, however, that (i) the representations and warranties contained in Sections 4.14 (Taxes and Returns), 4.19 (Benefit Plans), 4.20 (Environmental Matters), 4.33 (Information Supplied) and 5.10 (Information Supplied) shall survive until sixty (60) days after the expiration of the applicable statute of limitations, and (ii) the representations and warranties contained in Sections 4.1 (Organization and Standing), 4.2 (Authorization; Binding Agreement), 4.3 (Capitalization), 4.4 (Subsidiaries), 4.31 (Finders and Brokers), 4.32 (Independent Investigation), 5.1 (Organization and Standing), 5.2 (Authorization; Binding Agreement), 5.3 (Ownership), 5.8 (Finders and Brokers) and 5.9 (Independent Investigation) will survive indefinitely (such representations and warranties referenced in clauses (i) and (ii), collectively, the “Special Representations”). Additionally, Fraud Claims against the Company or the Seller shall survive indefinitely. If written notice of a claim for breach of any representation or warranty has been given before the applicable date when such representation or warranty no longer survives in accordance with this Section 7.1(a), then the relevant representations and warranties shall survive as to such claim, until the claim has been finally resolved. All covenants, obligations and agreements of the Company and the Seller contained in this Agreement (including all schedules and exhibits hereto and all certificates, documents, instruments and undertakings furnished by the Company or the Seller pursuant to this Agreement), including any indemnification obligations, shall survive the Closing and continue until fully performed in accordance with their terms. For the avoidance of doubt, a claim for indemnification under any subsection of Section 7.2 other than clauses (a) or (b) thereof may be made at any time.

(b)     The representations and warranties of the Purchaser contained in this Agreement or in any certificate or instrument delivered by or on behalf of the Purchaser or the Purchaser Representative pursuant to this Agreement shall not survive the Closing, and from and after the Closing, the Purchaser, the Purchaser Representative or their respective Representatives shall not have any further obligations, nor shall any claim be asserted or action be brought against the Purchaser, the Purchaser Representative or their respective Representatives with respect thereto. The covenants and agreements made by the Purchaser and/or the Purchaser Representative in this Agreement or in any certificate or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such covenants or agreements, shall not survive the Closing, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Closing (which such covenants shall survive the Closing and continue until fully performed in accordance with their terms).

7.2     Indemnification by the Seller. Subject to the terms and conditions of this Article VII, from and after the Closing, the Seller and its successors and assigns (each, with respect to any claim made under this Section 7.2, an “Indemnitor”) will jointly and severally indemnify, defend and hold harmless the Purchaser, the Purchaser Representative and their respective Affiliates and their respective officers, directors, managers, employees, successors and permitted assigns (each, with respect to any claim made under this Section 7.2, an “Indemnitee”) from and against any and all losses, Actions, Orders, Liabilities, damages (including consequential damages), diminution in value, Taxes, interest, penalties, Liens, amounts paid in settlement, costs and expenses (including reasonable expenses of investigation and court costs and reasonable attorneys’ fees and expenses), (any of the foregoing, a “Loss”) paid, suffered or incurred by, or imposed upon, any Indemnitee to the extent arising in whole or in part out of or resulting directly or indirectly from (whether or not involving a Third Party Claim): (a) the breach of any representation or warranty made by the Company or the Seller set forth in this Agreement or in any certificate delivered by the Company or the Seller pursuant to this Agreement; (b) the breach of any covenant or agreement on the part of the Seller, the Company or, after the Closing, the Purchaser, set forth in this Agreement or in any certificate delivered by the Company, the Seller or the Purchaser pursuant to this Agreement; (c) any and all Liabilities for Taxes (i) in connection with or arising out of the Target Companies’ activities or business on or before the Closing Date or (ii) owing by any Person (other than a Target Company) for which a Target Company is liable where the Liability of the Target Company for such Taxes is attributable to an event or transaction occurring on or before the Closing Date; (d) any Action by Person(s) who were holders of equity securities of a Target Company, including options, warrants, convertible debt or other convertible securities or other rights to acquire equity securities of a Target Company, prior to the Closing arising out of the sale, purchase, termination, cancellation, expiration, redemption or conversion of any such securities; or (e) any Indebtedness and/or Transaction Expenses of the Target Companies as of the Reference Time which were not shown on the Company Financials. Without limiting any of the rights of the Purchaser or the Purchaser Representative hereunder, recourse by the Purchaser or the Purchaser Representative hereunder may be obtained against the Escrow Property. In connection therewith, the valuation of the Exchange Shares otherwise issuable shall utilize the same formula as is set forth in the Escrow Agreement.

7.3     Limitations and General Indemnification Provisions.

(a)     Except as otherwise expressly provided in this Article VII, the Indemnitees will not be entitled to receive any indemnification payments under clause (a) of Section 7.2 unless and until the aggregate amount of Losses incurred by the Indemnitees for which they are otherwise entitled to indemnification under this Article VII exceeds Three Hundred Thousand U.S. Dollars ($300,00.00) (the “Deductible”), in which case the Indemnitors shall be obligated to the Indemnitees for the amount of all Losses of the Indemnitees from the first dollar of Losses of the Indemnitees required to reach the Deductible; provided, however, that the Deductible shall not apply to (i) indemnification claims for breaches of any Special Representation or (ii) Fraud Claims.

(b)     For all purposes of this Article VII, including for purposes determining whether there has been a breach giving rise to the indemnification claim and the amount of Losses, all of the representations, warranties and covenants set forth in this Agreement (including the disclosure schedules hereto) or any Ancillary Document that are qualified by materiality, Material Adverse Effect or words of similar import or effect will be deemed to have been made without any such qualification.

(c)     No investigation or knowledge by an Indemnitee or the Purchaser Representative or their respective Representatives of a breach of a representation, warranty, covenant or agreement of an Indemnitor shall affect the representations, warranties, covenants and agreements of the Indemnitor or the recourse available to the Indemnitees under any provision of this Agreement, including this Article VII, with respect thereto.

(d)     The amount of any Losses suffered or incurred by any Indemnitee shall be reduced by the amount of any insurance proceeds paid to the Indemnitee or any Affiliate thereof as a reimbursement with respect to such Losses (and no right of subrogation shall accrue to any insurer hereunder, except to the extent that such waiver of subrogation would prejudice any applicable insurance coverage), net of the costs of collection and the increases in insurance premiums resulting from such Loss or insurance payment.

7.4     Indemnification Procedures.

(a)     The Purchaser Representative shall have the sole right to act on behalf of the Indemnitees with respect to any indemnification claims made pursuant to this Article VII, including bringing and settling any indemnification claims hereunder and receiving any notices on behalf of the Indemnitees. The Seller shall have the sole right to act on behalf of the Indemnitors with respect to any indemnification claims made pursuant to this Article VII, including bringing and settling any indemnification claims hereunder and receiving any notices on behalf of the Indemnitors.

(b)      In order to make a claim for indemnification hereunder pursuant to the Escrow Agreement, the Purchaser Representative on behalf of an Indemnitee must provide written notice (a “Claim Notice”) of such claim to the Seller on behalf of the Indemnitors and, prior to the Expiration Date, the Escrow Agent, which Claim Notice shall include (i) a reasonable description of the facts and circumstances which relate to the subject matter of such indemnification claim to the extent then known and (ii) the amount of Losses suffered by the Indemnitee in connection with the claim to the extent known or reasonably estimable (provided, that the Purchaser Representative may thereafter in good faith adjust the amount of Losses with respect to the claim by providing a revised Claim Notice to the Seller (and, so long as any Escrow Property remains in the Escrow Account, the Escrow Agent); provided, that the copy of any Claim Notice provided to the Escrow Agent shall be redacted for any confidential or proprietary information of the Indemnitor or the Indemnitee described in clause (i).

(c)     In the case of any claim for indemnification under this Article VII arising from a claim of a third party (including any Governmental Authority) (a “Third Party Claim”), the Purchaser Representative must give a Claim Notice with respect to such Third Party Claim to the Seller promptly (but in no event later than thirty (30) days) after the Indemnitee’s receipt of notice of such Third Party Claim; provided, that the failure to give such notice will not relieve the Indemnitor of its indemnification obligations except to the extent that the defense of such Third Party Claim is materially and irrevocably prejudiced by the failure to give such notice. The Seller will have the right to defend and to direct the defense against any such Third Party Claim in its name and at its expense, and with counsel selected by the Seller unless (i) the Seller fails to acknowledge fully to the Purchaser Representative the obligations of the Indemnitor to the Indemnitee within twenty (20) days after receiving notice of such Third Party Claim or contests, in whole or in part, its indemnification obligations therefor or (ii) at any time while such Third Party Claim is pending, (A) there is a conflict of interest between the Seller on behalf of the Indemnitor and the Purchaser Representative on behalf of the Indemnitee in the conduct of such defense, (B) the applicable third party alleges a Fraud Claim or (C) such claim is criminal in nature, could reasonably be expected to lead to criminal proceedings, or seeks an injunction or other equitable relief against the Indemnitee. If the Seller on behalf of the Indemnitor elects, and is entitled, to compromise or defend such Third Party Claim, it will within twenty (20) days (or sooner, if the nature of the Third Party Claim so requires) notify the Purchaser Representative of its intent to do so, and the Purchaser Representative and the Indemnitee will, at the request and expense of the Seller on behalf of the Indemnitor, cooperate in the defense of such Third Party Claim. If the Seller on behalf of the Indemnitor elects not to, or is not entitled under this Section 7.4 to, compromise or defend such Third Party Claim, fails to notify the Purchaser Representative of its election as herein provided or refuses to acknowledge or contests its obligation to indemnify under this Agreement, the Purchaser Representative on behalf of the Indemnitee may pay, compromise or defend such Third Party Claim. Notwithstanding anything to the contrary contained herein, the Indemnitor will have no indemnification obligations with respect to any such Third Party Claim which is settled by the Indemnitee or the Purchaser Representative without the prior written consent of the Seller on behalf of the Indemnitor (which consent will not be unreasonably withheld, delayed or conditioned); provided, however, that notwithstanding the foregoing, the Indemnitee will not be required to refrain from paying any Third Party Claim which has matured by a final, non-appealable Order, nor will it be required to refrain from paying any Third Party Claim where the delay in paying such claim would result in the foreclosure of a Lien upon any of the property or assets then held by the Indemnitee or where any delay in payment would cause the Indemnitee material economic loss. The Seller’s right on behalf of the Indemnitor to direct the defense will include the right to compromise or enter into an agreement settling any Third Party Claim; provided, that no such compromise or settlement will obligate the Indemnitee to agree to any settlement that that requires the taking or restriction of any action (including the payment of money and competition restrictions) by the Indemnitee other than the execution of a release for such Third Party Claim and/or agreeing to be subject to customary confidentiality obligations in connection therewith, except with the prior written consent of the Purchaser Representative on behalf of the Indemnitee (such consent to be withheld, conditioned or delayed only for a good faith reason). Notwithstanding the Seller’s right on behalf of the Indemnitor to compromise or settle in accordance with the immediately preceding sentence, the Seller on behalf of the Indemnitor may not settle or compromise any Third Party Claim over the objection of the Purchaser Representative on behalf of the Indemnitee; provided, however, that consent by the Purchaser Representative on behalf of the Indemnitee to settlement or compromise will not be unreasonably withheld, delayed or conditioned. The Purchaser Representative on behalf of the Indemnitee will have the right to participate in the defense of any Third Party Claim with counsel selected by it subject to the Seller’s right on behalf of the Indemnitor to direct the defense.

(d)     With respect to any direct indemnification claim that is not a Third Party Claim, the Seller on behalf of the Indemnitor will have a period of thirty (30) days after receipt of the Claim Notice to respond thereto. If the Seller on behalf of the Indemnitor does not respond within such thirty (30) days, the Seller on behalf of the Indemnitor will be deemed to have accepted responsibility for the Losses set forth in such Claim Notice subject to the limitations on indemnification set forth in this Article VII and will have no further right to contest the validity of such Claim Notice. If the Seller on behalf of the Indemnitor responds within such thirty (30) days after the receipt of the Claim Notice and rejects such claim in whole or in part, the Purchaser Representative on behalf of the Indemnitee will be free to pursue such remedies as may be available under this Agreement (subject to Section 11.4), any Ancillary Documents or applicable Law.

7.5     Timing of Payment; Right to Set-Off; Recovery of Shares. Any indemnification obligation of an Indemnitor under this Article VII will be paid within five (5) Business Days after the determination of such obligation in accordance with Section 7.4. The provisions of this Article VII notwithstanding, at its sole discretion and without limiting any other rights of the Purchaser or any other Indemnitee under this Agreement or any Ancillary Document or at law or equity, to the extent that the Purchaser or another Indemnitee is entitled to indemnification hereunder, if a Indemnitor fails or refuses to promptly indemnify the Purchaser or such other Indemnitee as provided herein then the Purchaser or such other Indemnitee may offset the full amount to which the Purchaser or such other Indemnitee is entitled, in whole or in part, by reducing the amount of any payment or other obligation due to the Purchaser or such other Indemnitor pursuant to this Agreement or any Ancillary Document. Without limiting any of the foregoing or any other rights of the Indemnitees under this Agreement or any Ancillary Document or at law or equity, in the event that a Indemnitor fails or refuses to promptly indemnify a Indemnitee as provided herein or otherwise fails or refuses to make any payments required under any Ancillary Document, in either case, where it is established that such Indemnitor is obligated to provide such indemnification or to make such payment, the applicable Indemnitee shall, in its sole discretion, be entitled to claim a portion of the Purchaser Ordinary Shares then owned by such Indemnitor up to an amount equal in value (based on the then current Purchaser Share Price) to the amount owed by such Indemnitor. In the event that such Indemnitor fails to promptly transfer any such Purchaser Ordinary Shares pursuant to this Section 7.5, the Purchaser Representative on behalf of the Purchaser shall be and hereby is authorized as the attorney-in-fact for such Indemnitor to transfer such Purchaser Ordinary Shares to the proper recipient thereof as required by this Section 7.5 and may transfer such Purchaser Ordinary Shares and cancel the share certificates for such Purchaser Ordinary Shares on the books and records of the Purchaser and issue new share certificates to such transferee and may instruct its agents and any exchanges on which Purchaser Ordinary Shares are listed or traded to do the same.

7.6     Exclusive Remedy. From and after the Closing, except with respect to Fraud Claims against the Seller or a Target Company or claims seeking injunctions or specific performance (including pursuant to Section 11.7) or claims under the terms of the Ancillary Documents, indemnification pursuant to this Article VII shall be the sole and exclusive remedy for the Parties with respect to matters arising under this Agreement of any kind or nature, including for any misrepresentation or breach of any warranty, covenant, or other provision contained in this Agreement or in any certificate or instrument delivered pursuant to this Agreement or otherwise relating to the subject matter of this Agreement, including the negotiation and discussion thereof.

Article VIII
CLOSING CONDITIONS

8.1     Conditions to Each Party’s Obligations. The obligations of each Party to consummate the transactions described herein shall be subject to the satisfaction or written waiver (where permissible) by the Company, the Purchaser and the Seller of the following conditions:

(a)     Required Purchaser Shareholder Approval. The Shareholder Approval Matters that are submitted to the vote of the shareholders of the Purchaser at the Shareholder Meeting in accordance with the Proxy Statement shall have been approved by the requisite vote of the shareholders of the Purchaser at the Shareholder Meeting in accordance with the Proxy Statement (the “Required Shareholder Vote”).

(b)     Antitrust Laws. Any waiting period (and any extension thereof) applicable to the consummation of this Agreement under any Antitrust Laws shall have expired or been terminated.

(c)     Requisite Regulatory Approvals. All Consents required to be obtained from or made with any Governmental Authority in order to consummate the transactions contemplated by this Agreement shall have been obtained or made.

(d)     Requisite Consents. The Consents required to be obtained from or made with any third Person (other than a Governmental Authority) in order to consummate the transactions contemplated by this Agreement that are set forth in Schedule 8.1(d) shall have each been obtained or made.

(e)     No Law or Order. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) or Order that is then in effect and which has the effect of making the transactions or agreements contemplated by this Agreement illegal or which otherwise prevents or prohibits consummation of the transactions contemplated by this Agreement.

(f)     No Litigation. There shall not be any pending Action brought by a third-party non-Affiliate to enjoin or otherwise restrict the consummation of the Closing.

(g)     Appointment to the Board. One member of Purchaser’s board of directors shall have been elected or appointed to Post-Closing Board of Directors as of Closing, consistent with the requirements of Section 6.16.

(h)     Net Tangible Assets Test. Upon the Closing and after giving effect to the completion of the Redemption, the Purchaser shall have net tangible assets of at least $5,000,001.

8.2     Conditions to Obligations of the Company and the Seller. In addition to the conditions specified in Section 8.1, the obligations of the Company and the Seller to consummate the transactions contemplated by this Agreement are subject to the satisfaction or written waiver (by the Company and the Seller) of the following conditions:

(a)     Representations and Warranties. All of the representations and warranties of the Purchaser set forth in this Agreement and in any certificate delivered by the Purchaser pursuant hereto shall be true and correct on and as of the date of this Agreement and on and as of the Closing Date as if made on the Closing Date, except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been accurate as of such date), and (ii) any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect), individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on, or with respect to, the Purchaser.

(b)     Agreements and Covenants. The Purchaser shall have performed in all material respects all of the Purchaser’s obligations and complied in all material respects with all of the Purchaser’s agreements and covenants under this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c)     No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to the Purchaser since the date of this Agreement and be continuing and uncured.

(d)     Closing Deliveries.

(i)     Officer Certificate. The Purchaser shall have delivered to the Company a certificate, dated the Closing Date, signed by an executive officer of the Purchaser in such capacity, certifying as to the satisfaction of the conditions specified in Sections 8.2(a), 8.2(b) and 8.2(c).

(ii)     Secretary Certificate. The Purchaser shall have delivered to the Company a certificate from its secretary or other executive officer certifying as to (A) copies of the Purchaser’s Organizational Documents as in effect as of the Closing Date, (B) the resolutions of the Purchaser’s board of directors authorizing and approving the execution, delivery and performance of this Agreement and each of the Ancillary Documents to which it is a party or by which it is bound, and the consummation of the transactions contemplated hereby and thereby, (C) evidence that that Required Shareholder Vote shall have been obtained and (D) the incumbency of officers of the Purchaser authorized to execute this Agreement and any Ancillary Document to which the Purchaser is or is required to be a party or otherwise bound.

(iii)     Good Standing. The Purchaser shall have delivered to the Company a good standing certificate (or similar documents applicable for such jurisdictions) for the Purchaser certified as of a date no later than sixty (60) days prior to the Closing Date from the proper Governmental Authority of the Purchaser’s jurisdiction of organization and from each other jurisdiction in which the Purchaser is qualified to do business as a foreign entity as of the Closing, in each case to the extent that good standing certificates or similar documents are generally available in such jurisdictions.

(iv)     Escrow Agreement. The Company shall have received a copy of the Escrow Agreement, duly executed by the Purchaser, the Purchaser Representative and the Escrow Agent.

(e)     Effectiveness of Certain Ancillary Documents. The Non-Competition Agreements, Lock-Up Agreements and Registration Rights Agreements shall be in full force and effect in accordance with the terms thereof as of the Closing.

8.3     Conditions to Obligations of the Purchaser. In addition to the conditions specified in Section 8.1, the obligations of the Purchaser to consummate the transactions contemplated by this Agreement are subject to the satisfaction or written waiver (by the Purchaser) of the following conditions:

(a)     Representations and Warranties. All of the representations and warranties of the Company and the Seller set forth in this Agreement and in any certificate delivered by the Company or the Seller pursuant hereto shall be true and correct on and as of the date of this Agreement and on and as of the Closing Date as if made on the Closing Date, except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been accurate as of such date), and (ii) any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect), individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on, or with respect to, any Target Company.

(b)     Agreements and Covenants. The Company and the Seller shall have performed in all material respects all of such Party’s obligations and complied in all material respects with all of such Party’s agreements and covenants under this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c)     No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to any Target Company since the date of this Agreement and be continuing and uncured.

(d)     Closing Deliveries.

(i)     Officer Certificate. The Purchaser shall have received a certificate from the Company, dated as the Closing Date, signed by the Chairman of the Company in such capacity, certifying as to the satisfaction of the conditions specified in Sections 8.3(a), 8.3(b) and 8.3(c).

(ii)     Seller Certificate. The Purchaser shall have received a certificate from the Seller, dated as of the Closing Date, signed by the Seller, certifying as to the satisfaction of the conditions specified in Sections 8.3(a) and 8.3(b) with respect to the Seller.

(iii)     Secretary Certificate. The Company shall have delivered to the Purchaser a certificate from its secretary or other executive officer certifying as to (A) copies of the Company’s Organizational Documents as in effect as of the Closing Date, (B) the resolutions of the Company’s board of directors and shareholders authorizing and approving the execution, delivery and performance of this Agreement and each of the Ancillary Documents to which it is a party or by which it is bound, and the consummation of the transactions contemplated hereby and thereby, and (C) the incumbency of officers of the Company authorized to execute this Agreement and any Ancillary Document to which the Company is or is required to be a party or otherwise bound.

(iv)     Good Standing. The Company shall have delivered to the Purchaser good standing certificates (or similar documents applicable for such jurisdictions) for each Target Company certified as of a date no later than sixty (60) days prior to the Closing Date from the proper Governmental Authority of the Target Company’s jurisdiction of organization and from each other jurisdiction in which the Target Company is qualified to do business as a foreign corporation or other entity as of the Closing, in each case to the extent that good standing certificates or similar documents are generally available in such jurisdictions.

(v)     Certified Company Charter. The Company shall have delivered to the Purchaser a copy of the Company Charter, as in effect as of the Closing, certified by the appropriate Governmental Authority of Hong Kong as of a date no more than ten (10) Business Days prior to the Closing Date.

(vi)     Employment Agreements. The Purchaser shall have received employment agreements, in form and substance reasonably satisfactory to the Purchaser (the “Employment Agreements”), between each of the persons set forth on Schedule 8.3(d)(vi) hereto and the applicable Target Company or the Purchaser, as noted in Schedule 8.3(d)(vi) hereto, each such Employment Agreement duly executed by the parties thereto.

(vii)     Escrow Agreement. The Purchaser shall have received a copy of the Escrow Agreement, duly executed by the Seller and the Escrow Agent.

(viii)     Legal Opinion. Purchaser shall have received a duly executed opinion from the Company’s counsel or counsels, in form and substance reasonably satisfactory to the Purchaser, addressed to the Purchaser and dated as of the Closing Date.

(ix)     Share Certificates and Transfer Instruments. The Purchaser shall have received from the Seller share certificates representing the Purchased Shares (or duly executed affidavits of lost share certificates in form and substance reasonably acceptable to the Purchaser and consistent with the BVI Act and the Companies Ordinance), if applicable, together with executed instruments of transfer in respect of the Purchased Shares in favor of the Purchaser (or its nominee) and in form reasonably acceptable for transfer on the books of the Company.

(x)     Termination of Equity Plan and Convertible Securities. Purchaser shall have received evidence reasonably acceptable to Purchaser that the Target Companies shall have terminated any equity plan of any of the Target Companies, and terminated, extinguished and cancelled in full any issued or outstanding options, warrants or other rights to subscribe for or purchase any shares or other equity interests in or of any Target Company or securities convertible into or exchangeable for, or that otherwise confer on the holder any right to acquire any shares or other equity interests in or of any Target Company or commitments for any of the foregoing.

(xi)     Resignations. The Purchaser shall have received written resignations, effective as of the Closing, of each of the directors and officers of the Company as requested by the Purchaser prior to the Closing.

(e)     Effectiveness of Certain Ancillary Documents. The Non-Competition Agreements, Lock-Up Agreements and Registration Rights Agreements shall be in full force and effect in accordance with the terms thereof as of the Closing.

8.4     Frustration of Conditions. Notwithstanding anything contained herein to the contrary, no Party may rely on the failure of any condition set forth in this Article VIII to be satisfied if such failure was caused by the failure of such Party or its Affiliates (or with respect to the Company, any Target Company or Seller) to comply with or perform any of its covenants or obligations set forth in this Agreement.

Article IX
TERMINATION AND EXPENSES

9.1     Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing as follows:

(a)     by mutual written consent of the Purchaser and the Company;

(b)     by written notice by the Purchaser or the Company if any of the conditions to the Closing set forth in Article VIII have not been satisfied or waived by December 31, 2019 (the “Outside Date”); provided, however, the right to terminate this Agreement under this Section 9.1(b) shall not be available to a Party if the breach or violation by such Party or its Affiliates (or with respect to the Company, the Seller) of any representation, warranty, covenant or obligation under this Agreement was the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date;

(c)     by written notice by either the Purchaser or the Company if a Governmental Authority of competent jurisdiction shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such Order or other action has become final and non-appealable; provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(c) shall not be available to a Party if the failure by such Party or its Affiliates (or with respect to the Company, the Seller) to comply with any provision of this Agreement has been a substantial cause of, or substantially resulted in, such action by such Governmental Authority;

(d)     by written notice by the Company, if (i) there has been a breach by the Purchaser of any of its representations, warranties, covenants or agreements contained in this Agreement, or if any representation or warranty of the Purchaser shall have become untrue or inaccurate, in any case, which would result in a failure of a condition set forth in Section 8.2(a) or Section 8.2(b) to be satisfied (treating the Closing Date for such purposes as the date of this Agreement or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) twenty (20) days after written notice of such breach or inaccuracy is provided by the Company or (B) the Outside Date; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 9.1(d) if at such time the Company or the Seller is in material uncured breach of this Agreement;

(e)     by written notice by the Purchaser, if (i) there has been a breach by the Company or the Seller of any of their respective representations, warranties, covenants or agreements contained in this Agreement, or if any representation or warranty of such Parties shall have become untrue or inaccurate, in any case, which would result in a failure of a condition set forth in Section 8.3(a) or Section 8.3(b) to be satisfied (treating the Closing Date for such purposes as the date of this Agreement or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) twenty (20) days after written notice of such breach or inaccuracy is provided by the Purchaser or (B) the Outside Date; provided, that the Purchaser shall not have the right to terminate this Agreement pursuant to this Section 9.1(e) if at such time the Purchaser is in material uncured breach of this Agreement;

(f)     by written notice by the Purchaser if there shall have been a Material Adverse Effect on any Target Company following the date of this Agreement which is uncured and continuing; or

(g)     by written notice by either the Purchaser or the Company if the Shareholder Meeting (including any adjournment or postponement thereof) is held and concluded, the shareholders of the Purchaser have duly voted, and the Required Shareholder Vote is not obtained.

9.2     Effect of Termination. This Agreement may only be terminated in the circumstances described in Section 9.1 and pursuant to a written notice delivered by the applicable Party to the other applicable Parties, which sets forth the basis for such termination, including the provision of Section 9.1 under which such termination is made. In the event of the valid termination of this Agreement pursuant to Section 9.1, this Agreement shall forthwith become void, and there shall be no Liability on the part of any Party or any of their respective Representatives, and all rights and obligations of each Party shall cease, except: (i) Sections 6.12, 6.13, 9.3, 9.4, Article VII, Article X, Article XI and this Section 9.2 shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any Party from Liability for any willful breach of any representation, warranty, covenant or obligation under this Agreement or any Fraud Claim against such Party, in either case, prior to termination of this Agreement (in each case of clauses (i) and (ii) above, subject to Section 10.1). Without limiting the foregoing, and except as provided in Article VII, Sections 9.3 and 9.4 and this Section 9.2, but subject to Section 10.1, the Parties’ sole right prior to the Closing with respect to any breach of any representation, warranty, covenant or other agreement contained in this Agreement by another Party or with respect to the transactions contemplated by this Agreement shall be the right, if applicable, to terminate this Agreement pursuant to Section 9.1.

9.3     Fees and Expenses. Subject to Sections 9.4, 10.1, 11.14 and 11.15 all Expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses. As used in this Agreement, “Expenses” shall include all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, financial advisors, financing sources, experts and consultants to a Party hereto or any of its Affiliates) incurred by a Party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution or performance of this Agreement or any Ancillary Document related hereto and all other matters related to the consummation of this Agreement. With respect to the Purchaser, Expenses shall include any and all deferred expenses (including fees or commissions payable to the underwriters and any legal fees) of the IPO upon consummation of a Business Combination.

9.4     Termination Fee. Notwithstanding Section 9.3 above, in the event that there is a valid and effective termination of this Agreement by the Purchaser pursuant to Section 9.1(e), then the Company shall pay to the Purchaser a termination fee equal to Five Hundred Thousand U.S. Dollars ($500,000.00), plus the Expenses actually incurred by or on behalf of the Purchaser or any of its Affiliates in connection with the authorization, preparation, negotiation, execution or performance of this Agreement or the transactions contemplated hereby, including any related SEC filings, the Proxy Documents and the Redemption (such aggregate amount, the “Termination Fee”). The Termination Fee shall be paid by wire transfer of immediately available funds to an account designated in writing by the Purchaser within ten (10) Business Days after the Purchaser delivers to the Company the amount of such Expenses, along with reasonable documentation in connection therewith. Notwithstanding anything to the contrary in this Agreement, the Parties expressly acknowledge and agree that, with respect to any termination of this Agreement in circumstances where the Termination Fee is payable, the payment of the Termination Fee shall, in light of the difficulty of accurately determining actual damages, constitute liquidated damages with respect to any claim for damages or any other claim which the Purchaser would otherwise be entitled to assert against the Company or its Affiliates or any of their respective assets, or against any of their respective directors, officers, employees or shareholders with respect to this Agreement and the transactions contemplated hereby and shall constitute the sole and exclusive remedy available to the Purchaser, provided, that the foregoing shall not limit (x) the Company from Liability for any Fraud Claim relating to events occurring prior to termination of this Agreement or (y) the rights of the Purchaser to seek specific performance or other injunctive relief in lieu of terminating this Agreement.

Article X
WAIVERS AND RELEASES

10.1     Waiver of Claims Against Trust. Each of the Company and the Seller hereby acknowledges that it has read the IPO Prospectus and understands that the Purchaser has established the Trust Account containing the proceeds of the IPO and from a certain private placement occurring simultaneously with the IPO, along with interest accrued from time to time thereon, initially in an amount of $40,000,000, for the benefit of the Purchaser’s public shareholders (the “Public Shareholders”) and that, except as otherwise described in the IPO Prospectus, the Purchaser may disburse monies from the Trust Account only: (a) to the Public Shareholders in the event they elect to redeem or convert their Purchaser Ordinary Shares in connection with the consummation of the Purchaser’s initial business combination (as such term is used in the IPO Prospectus) (“Business Combination”) or in connection with any extension of the deadline by which the Purchaser must complete its Business Combination, (b) to the Public Shareholders if the Purchaser fails to consummate a Business Combination within twenty-four (24) months after the closing of the IPO, (c) with respect to any interest income earned on the Trust Account balance, for working capital purposes and to pay any taxes or dissolution expenses or (d) to the Purchaser after or concurrently with the consummation of its Business Combination. For and in consideration of the Purchaser entering into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Seller hereby agrees on behalf of itself and its Affiliates that, notwithstanding anything to the contrary in this Agreement, none of them does now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, any proposed or actual business relationship between the Purchaser or its Representatives and any of them, this Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”). Each of the Company and the Seller on behalf of itself and its Affiliates hereby irrevocably waives any Released Claims they may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with Purchaser or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Agreement or any other agreement with Purchaser or its Representatives). Each of the Company and the Seller agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by the Purchaser and its Affiliates to induce the Purchaser to enter in this Agreement, and each of the Company and the Seller further intends and understands such waiver to be valid, binding and enforceable under applicable Law. To the extent that the Company, the Seller or any of their respective Affiliates commences any Action based upon, in connection with, relating to or arising out of any matter relating to the Purchaser or its Representatives, which proceeding seeks, in whole or in part, monetary relief against the Purchaser or its Representatives, each of the Company and the Seller hereby acknowledges and agrees that its and its Affiliates’ sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit any of them or their Affiliates (or any other Person claiming on their behalf or in lieu of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event that the Company, the Seller or any of their respective Affiliates commences any Action based upon, in connection with, relating to or arising out of any matter relating to the Purchaser or its Representatives which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the Public Shareholders, whether in the form of money damages or injunctive relief, the Purchaser and its Representatives, as applicable, shall be entitled to recover from the commencing Person and its Affiliates the associated legal fees and costs in connection with any such Action, in the event the Purchaser or its Representatives, as applicable, prevails in such Action. This Section 10.1 shall survive termination of this Agreement for any reason and continue indefinitely.

10.2     Release and Covenant Not to Sue. Effective as of the Closing, to the fullest extent permitted by applicable Law, the Seller, on behalf of itself and its Affiliates that owns any share or other equity interest in or of the Seller (the “Releasing Persons”), hereby releases and discharges the Target Companies from and against any and all Actions, obligations, agreements, debts and Liabilities whatsoever, whether known or unknown, both at law and in equity, which such Releasing Person now has, has ever had or may hereafter have against the Target Companies arising on or prior to the Closing Date or on account of or arising out of any matter occurring on or prior to the Closing Date, including any rights to indemnification or reimbursement from a Target Company, whether pursuant to its Organizational Documents, Contract or otherwise, and whether or not relating to claims pending on, or asserted after, the Closing Date. From and after the Closing, each Releasing Person hereby irrevocably covenants to refrain from, directly or indirectly, asserting any Action, or commencing or causing to be commenced, any Action of any kind against the Target Companies or their respective Affiliates, based upon any matter purported to be released hereby. Notwithstanding anything herein to the contrary, the releases and restrictions set forth herein shall not apply to any claims a Releasing Person may have against any party pursuant to the terms and conditions of this Agreement or any Ancillary Document or any of the other matters set forth on Schedule 10.2.

Article XI
MISCELLANEOUS

11.1     Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to the Purchaser at or prior to the Closing, to:

Greenland Acquisition Corporation

Suite 906, Tower W1, Oriental Plaza, No. 1 East

Chang’an Street

Dongcheng District, Beijing

People’s Republic of China

Attn: Yanming Liu, Chief Executive Officer

Telephone No.: (86) 010-53607082

Email: liuym@msn.com

with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

Attn: Bill Huo, Esq.

Ari Edelman, Esq.

Facsimile No.: (212) 370-7889

Telephone No.: (212) 370-1300

Email: bhuo@egsllp.com

aedelman@egsllp.com

If to the Purchaser Representative, to:

Greenland Asset Management Corporation

Suite 906, Tower W1, Oriental Plaza, No. 1 East

Chang’an Street

Dongcheng District, Beijing

People’s Republic of China

Attn: Yanming Liu, Chief Executive Officer

Telephone No.: (86) 010-53607082

Email: liuym@msn.com

with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

Attn: Bill Huo, Esq.

Ari Edelman, Esq.

Facsimile No.: (212) 370-7889

Telephone No.: (212) 370-1300

Email: bhuo@egsllp.com

aedelman@egsllp.com

If to the Company, to:

Zhongchai Holding (Hong Kong) Limited

11-F, Building #12, Sunking Plaza, Gaojiao Road

Hangzhou, Zhejiang

People’s Republic of China 311122

Attn: Peter Zuguang Wang

Telephone No.: (86) 571-85775711

Email: peterw@cenntro.com

with a copy (which will not constitute notice) to:

T&C Law Firm

8/F, Block A, Huanglong Century Square,

No.1 Hangda Road, Hangzhou, Zhejiang

People’s Republic of China 310007

Attn: Longting Zhao

Telephone No.: (86) 571 87903225

Email: zhaolongting@tclawfirm.com

If to the Seller, to:

Cenntro Holding Limited

11-F, Building #12, Sunking Plaza, Gaojiao Road

Hangzhou, Zhejiang

People’s Republic of China 311122

Attention: Peter Zuguang Wang

Telephone No.: (86) 571-85775711

Email: peterw@cenntro.com

with a copy (which will not constitute notice) to:

T&C Law Firm

8/F, Block A, Huanglong Century Square,

No.1 Hangda Road, Hangzhou, Zhejiang

People’s Republic of China 310007

Attn: Longting Zhao

Telephone No.: (86) 571 87903225

Email: zhaolongting@tclawfirm.com

If to the Purchaser after the Closing, to:

Greenland Technologies Holding Corporation

11-F, Building #12, Sunking Plaza, Gaojiao Road

Hangzhou, Zhejiang

People’s Republic of China 311122

Attention: Peter Zuguang Wang

Telephone No.: (86) 571-85775711

Email: peterw@cenntro.com

with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105
Attn:

Bill Huo, Esq.

Ari Edelman, Esq.

Facsimile No.: (212) 370-7889

Telephone No.: (212) 370-1300

Email: bhuo@egsllp.com

aedelman@egsllp.com

11.2     Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of Law or otherwise without the prior written consent of the Purchaser, the Company, the Purchaser Representative and the Seller, and any assignment without such consent shall be null and void; provided that no such assignment shall relieve the assigning Party of its obligations hereunder.

11.3     Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any Person that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

11.4     Arbitration. Any and all disputes, controversies and claims (other than applications for a temporary restraining order, preliminary injunction, permanent injunction or other equitable relief or application for enforcement of a resolution under this Section 11.4) arising out of, related to, or in connection with this Agreement or the transactions contemplated hereby (a “Dispute”) shall be governed by this Section 11.4. A party must, in the first instance, provide written notice of any Disputes to the other parties subject to such Dispute, which notice must provide a reasonably detailed description of the matters subject to the Dispute. The parties involved in such Dispute shall seek to resolve the Dispute on an amicable basis within ten (10) Business Days of the notice of such Dispute being received by such other parties subject to such Dispute; the “Resolution Period”); provided, that if any Dispute would reasonably be expected to have become moot or otherwise irrelevant if not decided within sixty (60) days after the occurrence of such Dispute, then there shall be no Resolution Period with respect to such Dispute. Any Dispute that is not resolved during the Resolution Period may immediately be referred to and finally resolved by arbitration pursuant to the then-existing Expedited Procedures of the Commercial Arbitration Rules (the “AAA Procedures”) of the American Arbitration Association (the “AAA”). Any party involved in such Dispute may submit the Dispute to the AAA to commence the proceedings after the Resolution Period. To the extent that the AAA Procedures and this Agreement are in conflict, the terms of this Agreement shall control. The arbitration shall be conducted by one arbitrator nominated by the AAA promptly (but in any event within five (5) Business Days) after the submission of the Dispute to the AAA and reasonably acceptable to each party subject to the Dispute, which arbitrator shall be a commercial lawyer with substantial experience arbitrating disputes under acquisition agreements. The arbitrator shall accept his or her appointment and begin the arbitration process promptly (but in any event within five (5) Business Days) after his or her nomination and acceptance by the parties subject to the Dispute. The proceedings shall be streamlined and efficient. The arbitrator shall decide the Dispute in accordance with the substantive law of the state of New York. Time is of the essence. Each party shall submit a proposal for resolution of the Dispute to the arbitrator within twenty (20) days after confirmation of the appointment of the arbitrator. The arbitrator shall have the power to order any party to do, or to refrain from doing, anything consistent with this Agreement, the Ancillary Documents and applicable Law, including to perform its contractual obligation(s); provided, that the arbitrator shall be limited to ordering pursuant to the foregoing power (and, for the avoidance of doubt, shall order) the relevant party (or parties, as applicable) to comply with only one or the other of the proposals. The arbitrator’s award shall be in writing and shall include a reasonable explanation of the arbitrator’s reason(s) for selecting one or the other proposal. The seat of arbitration shall be in New York County, State of New York. The language of the arbitration shall be English.

11.5     Governing Law; Jurisdiction. This Agreement shall be governed by, construed and enforced in accordance with the Laws of the State of New York without regard to the conflict of laws principles thereof. Subject to Section 11.4, all Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any court in which appeal from such courts may be taken) (the “Specified Courts”). Subject to Section 11.4, each Party hereto hereby (a) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any Party hereto and (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each Party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such Party at the applicable address set forth in Section 11.1. Nothing in this Section 11.5 shall affect the right of any Party to serve legal process in any other manner permitted by Law.

11.6     Waiver of Jury Trial. Each of the Parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any Action directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby. Each Party hereto (a) certifies that no Representative of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of any Action, seek to enforce that foregoing waiver and (b) acknowledges that it and the other Parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 11.6.

11.7     Specific Performance. Each Party acknowledges that the rights of each Party to consummate the transactions contemplated hereby are unique, recognizes and affirms that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Parties may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by an applicable Party in accordance with their specific terms or were otherwise breached. Accordingly, each Party shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

11.8     Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

11.9     Amendment. This Agreement may be amended, supplemented or modified only by execution of a written instrument signed by the Purchaser, the Company, the Purchaser Representative and the Seller.

11.10     Waiver. The Purchaser on behalf of itself and its Affiliates, the Company on behalf of itself and its Affiliates, and the Seller, may in its sole discretion (i) extend the time for the performance of any obligation or other act of any other non-Affiliated Party hereto, (ii) waive any inaccuracy in the representations and warranties by such other non-Affiliated Party contained herein or in any document delivered pursuant hereto and (iii) waive compliance by such other non-Affiliated Party with any covenant or condition contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. Notwithstanding the foregoing, any waiver of any provision of this Agreement after the Closing shall also require the prior written consent of the Purchaser Representative.

11.11     Entire Agreement. This Agreement and the documents or instruments referred to herein, including any exhibits and schedules attached hereto, which exhibits and schedules are incorporated herein by reference, together with the Ancillary Documents, embody the entire agreement and understanding of the Parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or the documents or instruments referred to herein, which collectively supersede all prior agreements and the understandings among the Parties with respect to the subject matter contained herein.

11.12     Interpretation. The table of contents and the Article and Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement. In this Agreement, unless the context otherwise requires: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and words in the singular form, including any defined terms, include the plural and vice versa; (b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity; (c) any accounting term used and not otherwise defined in this Agreement or any Ancillary Document has the meaning assigned to such term in accordance with GAAP; (d) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (e) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular Section or other subdivision of this Agreement; (f) the word “if” and other words of similar import when used herein shall be deemed in each case to be followed by the phrase “and only if”; (g) the term “or” means “and/or”; (h) any reference to the term “ordinary course” or “ordinary course of business” shall be deemed in each case to be followed by the words “consistent with past practice”; (i) any agreement, instrument, insurance policy, Law or Order defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument, insurance policy, Law or Order as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes, regulations, rules or orders) by succession of comparable successor statutes, regulations, rules or orders and references to all attachments thereto and instruments incorporated therein; (j) except as otherwise indicated, all references in this Agreement to the words “Section,” “Article”, “Schedule” and “Exhibit” are intended to refer to Sections, Articles, Schedules and Exhibits to this Agreement; and (k) the term “Dollars” or “$” means United States dollars. Any reference in this Agreement or any Ancillary Document to a Person’s shareholders shall include any applicable owners of the shares or other equity interests in or of such Person, in whatever form. Any reference in this Agreement to a Person’s directors shall including any member of such Person’s governing body and any reference in this Agreement to a Person’s officers shall including any Person filling a substantially similar position for such Person. The Parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. To the extent that any Contract, document, certificate or instrument is represented and warranted to by the Company to be given, delivered, provided or made available by the Company, in order for such Contract, document, certificate or instrument to have been deemed to have been given, delivered, provided and made available to the Purchaser or its Representatives, such Contract, document, certificate or instrument shall have been posted to the electronic data site maintained on behalf of the Company for the benefit of the Purchaser and its Representatives and the Purchaser and its Representatives have been given access to the electronic folders containing such information.

11.13     Counterparts. This Agreement may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

11.14     Purchaser Representative.

(a)     The Purchaser, on behalf of itself and its Subsidiaries, successors and assigns, by execution and delivery of this Agreement, hereby irrevocably appoints Greenland Asset Management Corporation, in its capacity as the Purchaser Representative, as each such Person’s agent, attorney-in-fact and representative, with full power of substitution to act in the name, place and stead of such Person, to act on behalf of such Person from and after the Closing in connection with: (i) bringing, managing, controlling, defending and settling on behalf of an Indemnitee any indemnification claims by any of them under Article VII, including controlling, defending, managing, settling and participating in any Third Party Claim in accordance with Section 7.4; (ii) acting on behalf of such Person under the Escrow Agreement; (iii) terminating, amending or waiving on behalf of such Person any provision of this Agreement or any Ancillary Documents to which the Purchaser Representative is a party; (iv) signing on behalf of such Person any releases or other documents with respect to any dispute or remedy arising under this Agreement or any Ancillary Documents to which the Purchaser Representative is a party; (v) employing and obtaining the advice of legal counsel, accountants and other professional advisors as the Purchaser Representative, in its reasonable discretion, deems necessary or advisable in the performance of its duties as the Purchaser Representative and to rely on their advice and counsel; (vi) incurring and paying reasonable out-of-pocket costs and expenses, including fees of brokers, attorneys and accountants incurred pursuant to the transactions contemplated hereby, and any other reasonable out-of-pocket fees and expenses allocable or in any way relating to such transaction or any post-Closing consideration adjustment or indemnification claim; and (vii) otherwise enforcing the rights and obligations of any such Persons under this Agreement and the Ancillary Documents to which the Purchaser Representative is a party, including giving and receiving all notices and communications hereunder or thereunder on behalf of such Person; provided, that the Parties acknowledge that the Purchaser Representative is specifically authorized and directed to act on behalf of, and for the benefit of, the holders of Purchaser Securities (other than the Seller and its successors and assigns). All decisions and actions by the Purchaser Representative, including any agreement between the Purchaser Representative and the Seller, the Company or other Indemnitor relating to the defense or settlement of any indemnification claims for which an Indemnitor may be required to indemnify a Indemnitee pursuant to Article VII shall be binding upon the Purchaser and its Subsidiaries, successors and assigns, and neither they nor any other Party shall have the right to object, dissent, protest or otherwise contest the same. The provisions of this Section 11.14 are irrevocable and coupled with an interest. The Purchaser Representative hereby accepts its appointment and authorization as the Purchaser Representative under this Agreement.

(b)     The Purchaser Representative shall not be liable for any act done or omitted under any this Agreement or any Ancillary Document as the Purchaser Representative while acting in good faith and without willful misconduct or gross negligence, and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith. The Purchaser shall indemnify, defend and hold harmless the Purchaser Representative from and against any and all Losses incurred without gross negligence, bad faith or willful misconduct on the part of the Purchaser Representative (in its capacity as such) and arising out of or in connection with the acceptance or administration of the Purchaser Representative’s duties under this Agreement or any Ancillary Document, including the reasonable fees and expenses of any legal counsel retained by the Purchaser Representative. In no event shall the Purchaser Representative in such capacity be liable hereunder or in connection herewith for any indirect, punitive, special or consequential damages. The Purchaser Representative shall be fully protected in relying upon any written notice, demand, certificate or document that it in good faith believes to be genuine, including facsimiles or copies thereof, and no Person shall have any Liability for relying on the Purchaser Representative in the foregoing manner. In connection with the performance of its rights and obligations hereunder, the Purchaser Representative shall have the right at any time and from time to time to select and engage, at the reasonable cost and expense of the Purchaser, attorneys, accountants, investment bankers, advisors, consultants and clerical personnel and obtain such other professional and expert assistance, maintain such records and incur other reasonable out-of-pocket expenses, as the Purchaser Representative may reasonably deem necessary or appropriate from time to time. All of the indemnities, immunities, releases and powers granted to the Purchaser Representative under this Section 11.14 shall survive the Closing and continue indefinitely.

(c)     The Person serving as the Purchaser Representative may resign upon ten (10) days’ prior written notice to the Purchaser and the Seller, provided, that the Purchaser Representative appoints in writing a replacement Purchaser Representative. Each successor Purchaser Representative shall have all of the power, authority, rights and privileges conferred by this Agreement upon the original Purchaser Representative, and the term “Purchaser Representative” as used herein shall be deemed to include any such successor Purchaser Representatives.

Article XII
DEFINITIONS

12.1     Certain Definitions. For purpose of this Agreement, the following capitalized terms have the following meanings:

“Accounting Principles” means in accordance with GAAP as in effect at the date of the financial statement to which it refers or if there is no such financial statement, then as of the Closing Date, using and applying the same accounting principles, practices, procedures, policies and methods (with consistent classifications, judgments, elections, inclusions, exclusions and valuation and estimation methodologies) used and applied by the Target Companies in the preparation of the latest audited Financial Statements. In any event, the Accounting Principles (i) shall not include any purchase accounting or other adjustment arising out of the consummation of the transactions contemplated by this Agreement, (ii) shall be based on facts and circumstances as they exist at or prior to the Closing and shall exclude the effect of any act, decision or event occurring after the Closing and (iii) shall follow the defined terms contained in this Agreement.

“Action” means any notice of noncompliance or violation, or any claim, demand, charge, action, suit, litigation, audit, settlement, complaint, stipulation, assessment or arbitration, or any request (including any request for information), inquiry, hearing, proceeding or investigation, by or before any Governmental Authority.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person. Notwithstanding anything to the contrary contained herein, the Subsidiaries will be deemed to be Affiliates of the Company for all purposes of this Agreement.

“Ancillary Documents” means each agreement, instrument or document attached hereto as an Exhibit, including the Non-Competition Agreements, the Lock-Up Agreements, the Registration Rights Agreement, the Escrow Agreement and the Incentive Plan, and the other agreements, certificates and instruments to be executed or delivered by any of the parties hereto in connection with or pursuant to this Agreement, including the Amended Charter and the Employment Agreements.

“Benefit Plans” of any Person means any and all deferred compensation, executive compensation, incentive compensation, equity purchase or other equity-based compensation plan, employment or consulting, severance or termination pay, holiday, vacation or other bonus plan or practice, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit sharing, pension, or retirement plan, program, agreement, commitment or arrangement, and each other employee benefit plan, program, agreement or arrangement, including each “employee benefit plan” as such term is defined under Section 3(3) of ERISA, maintained or contributed to or required to be contributed to by a Person for the benefit of any employee or terminated employee of such Person, or with respect to which such Person has any Liability, whether direct or indirect, actual or contingent, whether formal or informal, and whether legally binding or not.

“BVI Act” means the British Virgin Islands Business Companies Act, 2004, as amended.

“Business Day” means any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business.

“Closing Net Indebtedness” means, as of the Reference Time, the amount of all Indebtedness of the Target Companies less the amount of the cash and cash equivalents of the Target Companies, each on a consolidated basis determined in accordance with the Accounting Principles.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as amended. Reference to a specific section of the Code shall include such section and any valid treasury regulation promulgated thereunder.

“Company Charter” means the memorandum and articles of association of the Company, as amended and effective under the Companies Ordinance.

“Company Confidential Information” means all confidential or proprietary documents and information concerning the Target Companies or the Seller or any of their respective Representatives, furnished in connection with this Agreement or the transactions contemplated hereby; provided, however, that Company Confidential Information shall not include any information which, (i) at the time of disclosure by the Purchaser or its Representatives, is generally available publicly and was not disclosed in breach of this Agreement or (ii) at the time of the disclosure by the Company, the Seller or their respective Representatives to the Purchaser or its Representatives was previously known by such receiving party without violation of Law or any confidentiality obligation by the Person receiving such Company Confidential Information.

“Company Ordinary Shares” means the ordinary shares, par value HKD 0.01 per share, of the Company.

“Companies Ordinance” means The Hong Kong Companies Ordinance, as amended.

“Consent” means any consent, approval, waiver, authorization or Permit of, or notice to or declaration or filing with any Governmental Authority or any other Person.

“Contracts” means all contracts, agreements, binding arrangements, bonds, notes, indentures, mortgages, debt instruments, purchase order, licenses (and all other contracts, agreements or binding arrangements concerning Intellectual Property), franchises, leases and other instruments or obligations of any kind, written or oral (including any amendments and other modifications thereto).

“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (i) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast ten percent (10%) or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled to be allocated or receive ten percent (10%) or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a Person described in clause (a) above) of the Controlled Person; or (c) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

“Copyrights” means any works of authorship, mask works and all copyrights therein, including all renewals and extensions, copyright registrations and applications for registration and renewal, and non-registered copyrights.

“Environmental Law” means any Law in any way relating to (a) the protection of human health and safety, (b) the protection, preservation or restoration of the environment and natural resources (including air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or (c) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Materials.

“Environmental Liabilities” means, in respect of any Person, all Liabilities, obligations, responsibilities, Remedial Actions, Losses, damages, costs, and expenses (including all reasonable fees, disbursements, and expenses of counsel, experts, and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand by any other Person or in response to any violation of Environmental Law, whether known or unknown, accrued or contingent, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, to the extent based upon, related to, or arising under or pursuant to any Environmental Law, Environmental Permit, Order, or Contract with any Governmental Authority or other Person, that relates to any environmental, health or safety condition, violation of Environmental Law, or a Release or threatened Release of Hazardous Materials.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended.

“Escrow Agent” means Continental Stock Transfer & Trust Company, in its capacity as the escrow agent under the Escrow Agreement or any other escrow agent agreed to by the Purchaser and the Company prior to the Closing (or any successor escrow agent).

“Escrow Property” means, at any given time, the securities and other property held by the Escrow Agent in the Escrow Account in accordance with the terms and conditions of this Agreement and the Escrow Agreement, including the Escrow Shares and any dividends or distributions paid or payable on the Escrow Shares, giving effect to any disbursements or payments from the Escrow Account.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Foreign Plan” means any plan, fund (including any superannuation fund) or other similar program or arrangement established or maintained outside the United States by the Company or any one or more of its Subsidiaries primarily for the benefit of employees of the Company or such Subsidiaries residing outside the United States, which plan, fund or other similar program or arrangement provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

“Fraud Claim” means any claim based in whole or in part upon fraud, willful misconduct or intentional misrepresentation.

“GAAP” means generally accepted accounting principles as in effect in the United States of America.

“Governmental Authority” means any federal, state, local, foreign or other governmental, quasi-governmental or administrative body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, regulatory body or other similar regulatory or dispute-resolving panel or body.

“Hazardous Material” means any waste, gas, liquid or other substance or material that is defined, listed or designated as a “hazardous substance”, “pollutant”, “contaminant”, “hazardous waste”, “regulated substance”, “hazardous chemical”, or “toxic chemical” (or by any similar term) under any Environmental Law, or any other material regulated, or that could result in the imposition of Liability or responsibility, under any Environmental Law, including petroleum and its by-products, asbestos, polychlorinated biphenyls, radon, mold, and urea formaldehyde insulation.

“HKD” means Hong Kong dollar, the official currency of Hong Kong.

“Indebtedness” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money (including the outstanding principal and accrued but unpaid interest) (b) all obligations for the deferred purchase price of property or services (other than trade payables and other expenses incurred in the ordinary course of business), (c) any other indebtedness of such Person that is evidenced by a note, bond, debenture, credit agreement or similar instrument, (d) all obligations of such Person under leases that should be classified as capital leases in accordance with GAAP, (e) all obligations of such Person for the reimbursement of any obligor on any line or letter of credit, banker’s acceptance, guarantee or similar credit transaction, in each case, that has been drawn or claimed against, (f) all obligations of such Person in respect of acceptances issued or created, (g) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (h) all obligations secured by an Lien on any property of such Person, (i) any premiums, prepayment fees or other penalties, fees, costs or expenses associated with payment of any Indebtedness of such Person and (j) all obligation described in clauses (a) through (i) above of any other Person which is directly or indirectly guaranteed by such Person or which such Person has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.

“Intellectual Property” means all of the following as they exist in any jurisdiction throughout the world: Patents, Trademarks, Copyrights, Trade Secrets, Internet Assets, Software and other intellectual property, and all licenses, sublicenses and other agreements or permissions related to the preceding property.

“Internet Assets” means any all domain name registrations, web sites and web addresses and related rights, items and documentation related thereto.

“IPO” means the initial public offering of Purchaser Public Units pursuant to the IPO Prospectus.

“IPO Prospectus” means the final prospectus of the Purchaser, dated July 24, 2018, and filed with the SEC on July 26, 2018 (File No. 333-226001).

“IPO Underwriter” means Chardan Capital Markets, LLC, the lead underwriter in Purchaser’s IPO.

“Knowledge” means, with respect to (i) the Company, the actual knowledge of the executive officers or directors of any Target Company, after due inquiry or (ii) any other Party, the actual knowledge of its directors and executive officers, after due inquiry.

“Law” means any federal, state, local, municipal, foreign or other law, statute, legislation, principle of common law, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, directive, requirement, writ, injunction, settlement, Order or Consent that is or has been issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liabilities” means any and all liabilities, Indebtedness, Actions or obligations of any nature (whether absolute, accrued, contingent or otherwise, whether known or unknown, whether direct or indirect, whether matured or unmatured and whether due or to become due), including Tax liabilities due or to become due.

“Lien” means any mortgage, pledge, security interest, attachment, right of first refusal, option, proxy, voting trust, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), restriction (whether on voting, sale, transfer, disposition or otherwise), any subordination arrangement in favor of another Person, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar Law.

“Material Adverse Effect” means, with respect to any specified Person, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (a) the business, assets, Liabilities, results of operations, prospects or condition (financial or otherwise) of such Person and its Subsidiaries, taken as a whole, or (b) the ability of such Person or any of its Subsidiaries on a timely basis to consummate the transactions contemplated by this Agreement or the Ancillary Documents to which it is a party or bound or to perform its obligations hereunder or thereunder; provided, however, that any changes or effects directly or indirectly attributable to, resulting from, relating to or arising out of the following (by themselves or when aggregated with any other, changes or effects) shall not be deemed to be, constitute, or be taken into account when determining whether there has or may, would or could have occurred a Material Adverse Effect: (i) general changes in the financial or securities markets or general economic or political conditions in the country or region in which such Person or any of its Subsidiaries do business; (ii) changes, conditions or effects that generally affect the industries in which such Person or any of its Subsidiaries principally operate; (iii) changes in GAAP or other applicable accounting principles or mandatory changes in the regulatory accounting requirements applicable to any industry in which such Person and its Subsidiaries principally operate; (iv) conditions caused by acts of God, terrorism, war (whether or not declared) or natural disaster; (v) any failure in and of itself by such Person and its Subsidiaries to meet any internal or published budgets, projections, forecasts or predictions of financial performance for any period (provided that the underlying cause of any such failure may be considered in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur to the extent not excluded by another exception herein) and (vi), with respect to the Purchaser, the consummation and effects of the Redemption; provided further, however, that any event, occurrence, fact, condition, or change referred to in clauses (i) - (iv) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition, or change has a disproportionate effect on such Person or any of its Subsidiaries compared to other participants in the industries in which such Person or any of its Subsidiaries primarily conducts its businesses. Notwithstanding the foregoing, with respect to the Purchaser, the amount of the Redemption or the failure to obtain the Required Shareholder Vote shall not be deemed to be a Material Adverse Effect on or with respect to the Purchaser.

“Nasdaq” means the Nasdaq Capital Market.

“OFAC” means the Office of Foreign Assets Control of the U.S. Treasury Department.

“Order” means any order, decree, ruling, judgment, injunction, writ, determination, binding decision, verdict, judicial award or other action that is or has been made, entered, rendered, or otherwise put into effect by or under the authority of any Governmental Authority.

“Organizational Documents” means, with respect to the Purchaser, the Purchaser Charter, and with respect to any other Party, its Certificate of Incorporation and Bylaws or similar organizational documents, in each case, as amended.

“Patents” means any patents, patent applications and the inventions, designs and improvements described and claimed therein, patentable inventions, and other patent rights (including any divisionals, provisionals, continuations, continuations-in-part, substitutions, or reissues thereof, whether or not patents are issued on any such applications and whether or not any such applications are amended, modified, withdrawn, or refiled).

“Permits” means all federal, state, local or foreign or other third-party permits, grants, easements, consents, approvals, authorizations, exemptions, licenses, franchises, concessions, ratifications, permissions, clearances, confirmations, endorsements, waivers, certifications, designations, ratings, registrations, qualifications or orders of any Governmental Authority or any other Person.

“Permitted Liens” means (a) Liens for Taxes or assessments and similar governmental charges or levies, which either are (i) not delinquent or (ii) being contested in good faith and by appropriate proceedings, and adequate reserves have been established with respect thereto, (b) other Liens imposed by operation of Law arising in the ordinary course of business for amounts which are not due and payable and as would not in the aggregate materially adversely affect the value of, or materially adversely interfere with the use of, the property subject thereto, (c) Liens incurred or deposits made in the ordinary course of business in connection with social security, (d) Liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the ordinary course of business, or (v) Liens arising under this Agreement or any Ancillary Document.

“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

“Personal Property” means any machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, parts and other tangible personal property.

“PRC” means the People’s Republic of China.

“Purchaser Charter” means the Second Amended and Restated Memorandum and Articles of Association of the Purchaser, as in effect on the date hereof.

“Purchaser Confidential Information” means all confidential or proprietary documents and information concerning the Purchaser or any of its Representatives; provided, however, that Purchaser Confidential Information shall not include any information which, (i) at the time of disclosure by the Company, the Seller or their respective Representatives, is generally available publicly and was not disclosed in breach of this Agreement or (ii) at the time of the disclosure by the Purchaser or its Representatives to the Company, the Seller or their respective Representatives was previously known by such receiving party without violation of Law or any confidentiality obligation by the Person receiving such Purchaser Confidential Information. For the avoidance of doubt, from and after the Closing, Purchaser Confidential Information will include the confidential or proprietary information of the Target Companies.

“Purchaser Ordinary Share” means an ordinary share, no par value, of the Purchaser, and any successor equity security, including equity securities of a successor entity issued in exchange for Purchaser Ordinary Shares.

“Purchaser Private Right” means one right that was included as part of each Purchaser Private Unit entitling the holder thereof to receive one-tenth (1/10) of one (1) Purchaser Ordinary Share upon the consummation of the Business Combination.

“Purchaser Private Unit” means a unit issued to the Sponsor or the IPO Underwriter in a private placement at the time of the consummation of the IPO, which unit consists of one (1) Purchaser Ordinary Share, one (1) Purchaser Private Right and one-half (1/2) of one (1) Purchaser Private Warrant.

“Purchaser Private Warrant” means one whole warrant entitling the holder thereof to purchase one (1) Purchaser Ordinary Share at a purchase price of $11.50 per Purchaser Ordinary Share.

“Purchaser Public Right” means one right that was included as part of each Purchaser Public Unit entitling the holder thereof to receive one-tenth (1/10) of one (1) Purchaser Ordinary Share upon the consummation of the Business Combination.

“Purchaser Public Unit” means a unit issued in the IPO consisting of one (1) Purchaser Ordinary Share, one (1) Purchaser Public Right and one-half (1/2) of one (1) Purchaser Public Warrant.

“Purchaser Public Warrant” means one whole warrant entitling the holder thereof to purchase one (1) Purchaser Ordinary Share at a price of $11.50 per Purchaser Ordinary Share.

“Purchaser Securities” means the Purchaser Public Units, the Purchaser Ordinary Shares, the Purchaser Public Rights, the Purchaser Public Warrants, the Purchaser Private Units, the Purchaser Private Rights, the Purchaser Private Warrants and the Purchaser UPO, collectively.

“Purchaser Share Price” means an amount equal to the VWAP of the Purchaser Ordinary Shares over the twenty (20) Trading Days ending at the close of business on the principal securities exchange or securities market on which the Purchaser Ordinary Shares are then traded immediately prior to the date of determination, as equitably adjusted for share splits, share dividends, combinations, recapitalizations and the like after the date of this Agreement.

“Purchaser UPO” means the option issued to the IPO Underwriter and/or its designee to purchase up to 240,000 Purchaser Public Units at a price of $11.50 per unit.

“Redemption Price” means the price per share at which the Purchaser Ordinary Shares are redeemed in connection with the Closing.

“Reference Time” means the close of business of the Company on the Closing Date (but without giving effect to the transactions contemplated by this Agreement, including any payments by Purchaser hereunder to occur at the Closing, but giving effect to any obligations in respect of Indebtedness or Transaction Expenses that are contingent upon the consummation of the Closing).

“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, or leaching into the indoor or outdoor environment, or into or out of any property.

“Remedial Action” means all actions to (i) clean up, remove, treat, or in any other way address any Hazardous Material, (ii) prevent the Release of any Hazardous Material so it does not endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (iii) perform pre-remedial studies and investigations or post-remedial monitoring and care, or (iv) correct a condition of noncompliance with Environmental Laws.

“Representative” means, as to any Person, such Person’s Affiliates and its and their managers, directors, officers, employees, agents and advisors (including financial advisors, counsel and accountants).

“SEC” means the Securities and Exchange Commission (or any successor Governmental Authority).

“Securities Act” means the Securities Act of 1933, as amended.

“Software” means any computer software programs, including all source code, object code, and documentation related thereto and all software modules, tools and databases.

“Sponsor” means Greenland Asset Management Corporation, a British Virgin Islands company with limited liability.

“Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons will be allocated a majority of partnership, association or other business entity gains or losses or will be or control the managing director, managing member, general partner or other managing Person of such partnership, association or other business entity. A Subsidiary of a Person will also include any variable interest entity which is consolidated with such Person under applicable accounting rules. Notwithstanding anything to the contrary contained herein, each of the entities (other than the Company) whose financial information is included in the audited consolidated financial statements of the Company for the year ended December 31, 2018 shall be deemed to be Subsidiaries of the Company for all purposes of this Agreement.

“Target Company” means the Company and each of its direct and indirect Subsidiaries.

“Tax Return” means any return, declaration, report, claim for refund, information return or other documents (including any related or supporting schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Taxes or the administration of any Laws or administrative requirements relating to any Taxes.

“Taxes” means (a) all direct or indirect federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, value-added, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, social security and related contributions due in relation to the payment of compensation to employees, excise, severance, stamp, occupation, premium, property, windfall profits, alternative minimum, estimated, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto, (b) any Liability for payment of amounts described in clause (a) whether as a result of being a member of an affiliated, consolidated, combined or unitary group for any period or otherwise through operation of law and (c) any Liability for the payment of amounts described in clauses (a) or (b) as a result of any tax sharing, tax group, tax indemnity or tax allocation agreement with, or any other express or implied agreement to indemnify, any other Person.

“Trade Secrets” means any trade secrets, confidential business information, concepts, ideas, designs, research or development information, processes, procedures, techniques, technical information, specifications, operating and maintenance manuals, engineering drawings, methods, know-how, data, mask works, discoveries, inventions, modifications, extensions, improvements, and other proprietary rights (whether or not patentable or subject to copyright, trademark, or trade secret protection).

“Trademarks” means any trademarks, service marks, trade dress, trade names, brand names, internet domain names, designs, logos, or corporate names (including, in each case, the goodwill associated therewith), whether registered or unregistered, and all registrations and applications for registration and renewal thereof.

“Trading Day” means any day on which Purchaser Ordinary Shares are actually traded on the principal securities exchange or securities market on which the Purchaser Ordinary Shares are then traded.

“Transaction Expenses” means all fees and expenses of any of the Target Companies incurred or payable as of the Closing and not paid prior to the Closing (i) in connection with the consummation of the transactions contemplated hereby, including any amounts payable to professionals (including investment bankers, brokers, finders, attorneys, accountants and other consultants and advisors) retained by or on behalf of any of the Target Companies, (ii) any change in control bonus, transaction bonus, retention bonus, termination or severance payment or payment relating to terminated options, warrants or other equity appreciation, phantom equity, profit participation or similar rights, in any case, to be made to any current or former employee, independent contractor, director or officer of any of the Target Companies at or after the Closing pursuant to any agreement to which any of the Target Companies is a party prior to the Closing which become payable (including if subject to continued employment) as a result of the execution of this Agreement or the consummation of the transactions contemplated hereby and (iii) any Taxes imposed in connection with the transfer of the Purchased Shares that are imposed on the Purchaser or the Company.

“Trust Account” means the trust account established by Purchaser with the proceeds from the IPO pursuant to the Trust Agreement in accordance with the IPO Prospectus.

“Trust Agreement” means that certain Investment Management Trust Account Agreement, dated as of July 24, 2018, as it may be amended, by and between the Purchaser and the Trustee, as well as any other agreements entered into related to or governing the Trust Account.

“Trustee” means Continental Stock Transfer & Trust Company, in its capacity as trustee under the Trust Agreement.

“VWAP” means, for any security as of any date(s), the dollar volume-weighted average price for such security on the principal securities exchange or securities market on which such security is then traded during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by OTC Markets Group Inc. If the VWAP cannot be calculated for such security on such date(s) on any of the foregoing bases, the VWAP of such security on such date(s) shall be the fair market value as reasonably determined by Purchaser in good faith. All such determinations shall be appropriately adjusted for any share dividend, share split, share combination, recapitalization or other similar transaction during such period.

12.2     Section References. The following capitalized terms, as used in this Agreement, have the respective meanings given to them in the Section as set forth below adjacent to such terms:

Term	Section	Term	Section
AAA	11.4	Escrow Shares	1.3(a)
AAA Procedures	11.4	Exchange Shares	1.2
Accounts Receivable	4.25	Expenses	9.3
Acquisition Proposal	6.6(a)	Expiration Date	1.3(b)
Agreement	Preamble	Federal Securities Laws	6.11(b)
Alternative Transaction	6.6(a)	Incentive Plan	6.11(a)
Amended Charter	6.11(a)	Indemnitee	7.2
Antitrust Laws	6.9(b)	Indemnitor	7.2
Balance Sheet Date	4.7(a)	Interim Period	6.2(a)
Business Combination	10.1	Leased Premises	4.15
Claim Notice	7.4(b)	Lock-Up Agreement	Recitals
Closing	2.1	Loss	7.2
Closing Date	2.1	Non-Competition Agreement	Recitals
Closing Filing	6.12(b)	Off-the-Shelf Software	4.13(a)
Closing Press Release	6.12(b)	Outbound IP License	4.13(c)
Company	Preamble	Outside Date	9.1(b)
Company Benefit Plan	4.19(a)	Party(ies)	Preamble
Company Disclosure Schedules	Article IV	Pending Claims	1.3(b)
Company Financials	4.7(a)	Post-Closing Purchaser Board	6.16(a)
Company IP	4.13(d)	PRC Establishment Documents	4.4(b)
Company IP Licenses	4.13(a)	PRC Overseas Investment
Company Material Contract	4.12(a)	Regulations	4.27
Company Permits	4.10	PRC Target Company	4.4(b)
Company Personal Property Leases	4.16	Proxy Documents	6.11(a)
Company Real Property Leases	4.15	Proxy Statement	6.11(a)
Company Registered IP	4.13(a)	Public Shareholders	10.1
Data Protection Laws	4.13(f)	Purchased Shares	1.1
Deductible	7.3(a)	Purchaser	Preamble
Dispute	11.4	Purchaser Director	6.16(a)
Employment Agreements	8.3(d)(vi)	Purchaser Disclosure Schedules	Article III
Enforceability Exceptions	3.2	Purchaser Financials	3.6(b)
Environmental Permit	4.20(a)	Purchaser Material Contract	3.13(a)
Escrow Account	1.3(a)	Purchaser Representative	Preamble
Escrow Agreement	1.3(a)	Redemption	6.11(a)

Term	Section	Term	Section
Registration Rights Agreement	Recitals	Shareholder Meeting	6.11(a)
Related Person	4.21	Signing Filing	6.12(b)
Released Claims	10.1	Signing Press Release	6.12(b)
Releasing Persons	10.2	Special Representations	7.1(a)
Required Shareholder Vote	8.1(a)	Specified Courts	11.5
Resolution Period	11.4	Termination Fee	9.4
SEC Reports	3.6(a)	Third Party Claim	7.4(c)
Seller	Preamble	Top Customer	4.23
Shareholder Approval Matters	6.11(a)	Top Supplier	4.23

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be signed and delivered by its respective duly authorized officer as of the date first written above.

The Purchaser:
GREENLAND ACQUISITION CORPORATION
By:	/s/ Yanming Liu
Name: Yanming Liu
Title: Chairman and Chief Executive Officer
The Purchaser Representative:
GREENLAND ASSET MANAGEMENT CORPORATION, solely in its capacity as the Purchaser Representative hereunder
By:	/s/ Yanming Liu
Name: Yanming Liu
Title: Managing Member
The Company:
ZHONGCHAI HOLDING (HONG KONG) LIMITED
By:	/s/ Peter Zuguang Wang
Name: Peter Zuguang Wang
Title: Chairman

The Seller:
CENNTRO HOLDING LIMITED
By:	/s/ Peter Zuguang Wang
Name: Peter Zuguang Wang
Title: Chairman

Annex B

Greenland Acquisition Corporation

2019 Equity Incentive Plan

Section 1.     Purpose; Definitions.

1.1.     Purpose. The purpose of the Plan is to enable the Company to offer to employees, officers and directors of and consultants to the Company and its Subsidiaries, Parent and Affiliates whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to share monetarily in the success of and/or acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2.     Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a)     “Affiliate” means a corporation, limited liability company or other entity that controls, is controlled by, or is under common control with the Company and designated by the Committee from time to time as such.

(b)     “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(c)     “Asset Sale” means an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(d)     “Board” means the Board of Directors of the Company.

(e)     “Change of Control” means a transaction in which any one person, or more than one person acting as a group, acquires the ownership of share of the Company that, together with the share held by such person or group, constitutes more than 50% of the total Fair Market Value or combined voting power of the share of the Company. A Change in Control caused by an increase in the percentage of share owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its share in exchange for property is not treated as a Change of Control for purposes of the Plan.

(f)     “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(g)     “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(h)     “Company” means Greenland Technologies Holding Corporation, a British Virgin Islands limited company.

(i)     “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(j)     “Effective Date” means the date determined pursuant to Section 11.1.

(k)     “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Ordinary Share is listed on a national securities exchange or is traded over-the-counter and last sale information is available, unless otherwise determined by the Committee, the last sale price of the Ordinary Share in the principal trading market for the Ordinary Share on such date, as reported by the exchange or by such source that the Committee deems reliable, as the case may be; or (ii) if the fair market value of the Ordinary Share cannot be determined pursuant to clause (i), such price as the Committee shall determine, in good faith.

(l)     “Holder” means a person who has received an award under the Plan.

(m)      “Incentive Share Option” means any Share Option intended to be and designated as an “incentive share option” within the meaning of Section 422 of the Code.

(n)     “Non-qualified Share Option” means any Share Option that is not an Incentive Share Option.

(o)     “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(p)     “Ordinary Share” means an Ordinary Share of the Company, of no par value.

(q)     “Other Share-Based Award” means an award under Section 8 that is valued in whole or in part by reference to, or is otherwise based upon, Ordinary Shares.

(r)     “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(s)      “Plan” means the Company’s 2019 Equity Incentive Plan, as hereinafter amended from time to time.

(t)     “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(e) or repurchased under Section 5.2(l) is comprised of Ordinary Shares and the difference between Fair Market Value and the exercise price (if lower than Fair Market Value) if the award is a Share Option or Share Appreciation Right; in each case, multiplied by the number of shares subject to the award. “Repurchase Value” if the award to be repurchased under Section 9.2 is comprised of Ordinary Shares shall mean the greater of the Fair Market Value or the value of such award based upon the price per share of Ordinary Shares received or to be received by other shareholders of the Company in the event. “Repurchase Value” if the award to be repurchased under Section 9.2 is comprised of Share Options or Share Appreciation Rights shall mean the difference between the greater of (1) the Fair Market Value or the value of such award based upon the price per share of Ordinary Shares received or to be received by other shareholders of the Company in the event and (2) the exercise price (if lower), multiplied by the number of shares subject to the award.

(u)     “Restriction Period” means the time or times within which awards may be subject to forfeiture, including upon termination of employment or failure of performance conditions.

(v)     “Restricted Share” means an Ordinary Share received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(w)     “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Share Option or (b) if a Share Appreciation Right is granted unrelated to a Share Option, the Fair Market Value of an Ordinary Share on the date of grant of the Share Appreciation Right, in either case, multiplied by the number of shares for which the Share Appreciation Right is exercised.

(x)     “Share Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, either a number of Ordinary Shares equal to the SAR Value divided by the Fair Market Value (on the exercise date), or, at the Company’s election, cash in the amount of the SAR Value.

(y)     “Share Option” or “Option” means any option to purchase Ordinary Shares which is granted pursuant to the Plan.

(z)     “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(aa)     “Vest” means to become exercisable or to otherwise obtain ownership rights in an award. No award shall vest in less than a one-year period.

Section 2.     Administration.

2.1.     Committee Membership. The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2.     Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Share Options, (ii) Share Appreciation Rights, (iii) Restricted Shares, and/or (iv) Other Share-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a)     to select the officers, employees, directors and consultants of the Company, Parent, Subsidiary or Affiliate to whom Share Options, Share Appreciation Rights, Restricted Shares and/or Other Share-Based Awards may from time to time be awarded hereunder;

(b)     to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c)     to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d)     to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards under this Plan and cash and non-cash awards made by the Company, Parent, Subsidiary and/or Affiliate outside of this Plan; and

(e)     to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

The Committee may not modify or amend any outstanding Option or Share Appreciation Right to reduce the exercise price of such Option or Share Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Share Appreciation Right. In addition, no payment of cash or other property having a value greater than the Repurchase Value may be made, and no Option or Share Appreciation Right with a lower exercise price may be granted, in exchange for, or in connection with, the cancellation or surrender of an Option or Share Appreciation Right.

2.3.     Interpretation of Plan. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Parent, Subsidiaries, Affiliates and Holders.

Section 3.     Share Subject to Plan.

3.1.     Number of Shares. The total number of Ordinary Shares reserved and available for issuance under the Plan shall be up to [•] shares1. Ordinary Shares under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any Ordinary Shares that have been granted pursuant to a Share Option cease to be subject to a Share Option, or if any Ordinary Shares that are subject to any Share Appreciation Right, Restricted Share award or Other Share-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Ordinary Shares, such shares shall again be available for distribution in connection with future grants and awards under the Plan. If a Holder pays the exercise price of a Share Option by surrendering any previously owned shares and/or arranges to have the appropriate

____________

1         The number of shares for issuance under the Plan will be equal to 10% of the sum of (i) the number of issued and outstanding shares immediately after the closing and (ii) the number of shares reserved under the Plan.

number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Share Option exercise, then, in the Committee’s discretion, the number of shares available under the Plan may be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such Share Option.

3.2.     Adjustment Upon Changes in Capitalization, Etc. In the event of any ordinary share dividend payable on Ordinary Shares, Ordinary Share split or reverse split, combination or exchange of Ordinary Shares, or other extraordinary or unusual event which results in a change in the Ordinary Shares of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

3.3.     Administrative Stand Still. In the event of any changes in capitalization described above in Section 3.2, or any other extraordinary transaction or change affecting the shares or the share price of Ordinary Share, including any equity restructuring or any securities offering or other similar transaction, for administrative convenience, the Committee may refuse to permit the exercise of any award for up to sixty days before and/or after such transaction; provided, however, that the Committee may not refuse to permit the exercise of any award during the last five trading days prior to the expiration of such award.

3.4.     Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or Affiliate or the Company’s or any Subsidiary’s or Affiliate’s acquisition of an entity’s property or share, the Committee may grant awards in substitution for any options or other share or share-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on awards in the Plan. Substitute awards will not count against the plan limit, except that shares acquired by exercise of substitute Incentive Share Options will count against the maximum number of shares that may be issued pursuant to the exercise of Incentive Share Options under the Plan.

Section 4.     Eligibility.

Awards may be made or granted to employees, officers, directors and consultants of the Company or its Subsidiaries, Parent or Affiliates who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company or Subsidiary and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Share Option shall be granted to any person who is not an employee of the Company, a Subsidiary, Parent or Affiliate (including any non-employee directors) at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding anything to the contrary, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company or its Subsidiaries, Parent or Affiliates with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5.     Share Options.

5.1.     Grant and Exercise. Share Options granted under the Plan may be of two types: (i) Incentive Share Options and (ii) Non-qualified Share Options. Any Share Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Share Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Share Options or Non-qualified Share Options, or both types of Share Options which may be granted alone or in addition to other awards granted under the Plan.

5.2.     Terms and Conditions. Share Options granted under the Plan shall be subject to the following terms and conditions:

(a)     Option Term. The term of each Share Option shall be fixed by the Committee; provided, however, that no Share Option may be exercisable after the expiration of ten years from the date of grant; provided, further, that no Incentive Share Option granted to a person who, at the time of grant, owns shares possessing more than 10% of the total combined voting power of all classes of voting shares of the Company (“10% Shareholder”) may be exercisable after the expiration of five years from the date of grant.

(b)     Exercise Price. The exercise price per Ordinary Share purchasable under a Share Option shall be determined by the Committee at the time of grant; provided, however, that the exercise price of a Share Option may not be less than 100% of the Fair Market Value on the date of grant or, if greater, the par value of an Ordinary Share; provided, further, that the exercise price of an Incentive Share Option granted to a 10% Shareholder may not be less than 110% of the Fair Market Value on the date of grant.

(c)     Exercisability. Share Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Share Options be exercisable only in installments, i.e., that they vest over time, typically over a two- to five-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines.

(d)     Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Share Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of Ordinary Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in Ordinary Shares (including Restricted Shares and other contingent awards under this Plan) or partly in cash and partly in such Ordinary Shares, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to issue any Ordinary Shares or deliver certificates for Ordinary Shares with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the next sentence of this section, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the exercise price upon the exercise of a Share Option by irrevocably authorizing a third party to sell Ordinary Shares (or a sufficient portion of the shares) acquired upon exercise of the Share Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. The Committee may also authorize other means for paying the exercise price of a Share Option, including using the value of the Share Option (as determined by the difference in the Fair Market Value of the Ordinary Share and the exercise price of the Share Option or other means determined by the Committee).

(e)     Share Payments. Payments in the form of Ordinary Shares shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of share certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

(f)     Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Share Option shall be transferable by the Holder other than on the death of the Holder by will or by the laws of descent and distribution, and all Share Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Share Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Share Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Share Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

(g)     Termination by Reason of Death. If a Holder’s employment by, or association with, the Company, Parent, Subsidiary or Affiliate terminates by reason of death, any Share Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Share Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Share Option, whichever period is shorter.

(h)     Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company, Parent, Subsidiary or Affiliate terminates by reason of Disability, any Share Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Share Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Share Option, whichever period is shorter.

(i)     Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company, Parent, Subsidiary or Affiliate terminates due to Normal Retirement, any Share Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Share Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year in the case of a Non-Qualified Share Option or three months in the case of an Incentive Share Option (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Share Option, whichever period is shorter.

(j)     Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company, Parent, Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal Retirement, any Share Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company, Parent, Subsidiary or Affiliate without cause, the portion of such Share Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Share Option, whichever period is shorter.

(k)     Incentive Share Options. The aggregate Fair Market Value (on the date of grant of the Share Option) of Ordinary Shares with respect to which Incentive Share Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000. To the extent that any Share Option intended to qualify as an Incentive Share Option does not so qualify, including by reason of the immediately preceding sentence, it shall constitute a separate Non-qualified Share Option. The Company shall have no liability to any Holder or any other person if a Share Option designated as an Incentive Share Option fails to qualify as such at any time or if a Share Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Share Option do not satisfy the requirements of Section 409A of the Code.

(l)     Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Share Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(m)     Rights as Shareholder. A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6.     Share Appreciation Rights.

6.1.     Grant and Exercise. Subject to the terms and conditions of the Plan, the Committee may grant Share Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Share Appreciation Rights to participants who have been or are being granted Share Options under the Plan as a means of allowing such participants to exercise their Share Options without the need to pay the exercise price in cash. In the case of a Non-qualified Share Option, a Share Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Share Option. In the case of an Incentive Share Option, a Share Appreciation Right may be granted only at the time of the grant of such Incentive Share Option.

6.2.     Terms and Conditions. Share Appreciation Rights shall be subject to the following terms and conditions:

(a)     Exercisability. Share Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Share Appreciation Rights granted in tandem with an Incentive Share Option, to the limitations, if any, imposed by the Code with respect to related Incentive Share Options.

(b)     Termination. All or a portion of a Share Appreciation Right granted in tandem with a Share Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Share Option.

(c)     Method of Exercise. Share Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Share Appreciation Rights granted in tandem with a Share Option, by surrendering the applicable portion of the related Share Option. Upon exercise of all or a portion of a Share Appreciation Right and, if applicable, surrender of the applicable portion of the related Share Option, the Holder shall be entitled to receive a number of Ordinary Shares equal to the SAR Value divided by the Fair Market Value on the date the Share Appreciation Right is exercised or, at the Company’s election, cash for the value so calculated.

(d)     Shares Available Under Plan. The granting of a Share Appreciation Right in tandem with a Share Option shall not affect the number of Ordinary Shares available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of Ordinary Shares acquirable upon exercise of the Share Option to which such Share Appreciation Right relates.

Section 7.     Restricted Shares.

7.1.     Grant. Restricted Shares may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Shares will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, any Restriction Period, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

7.2.     Restricted Share Terms and Conditions. Each Restricted Share award shall be subject to the following terms and conditions:

(a)     Certificates. Restricted Shares, when issued, will be represented by a share certificate or certificates registered in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, certificates representing the Restricted Shares and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Shares (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with share powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b)     Rights of Holder. Restricted Shares shall constitute issued and outstanding Ordinary Shares for all corporate purposes. The Holder will have the right to vote such Restricted Shares and to exercise all other rights, powers and privileges of a holder of Ordinary Shares with respect to such Restricted Shares, with the exceptions that (i) the Holder will not be entitled to delivery of the share certificate or certificates representing such Restricted

Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the share certificate or certificates representing the Restricted Shares during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Share) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach by the Holder of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Share or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

(c)     Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Shares and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Shares shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Shares shall become vested to the extent that the Restricted Shares related thereto shall have become vested. Any such Restricted Shares and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Shares and Retained Distributions that shall have been so forfeited.

Section 8.     Other Share-Based Awards.

Other Share-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Ordinary Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, Ordinary Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable securities, or other rights convertible into Ordinary Shares and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These Other Share-Based Awards may include performance shares or options, whose award is tied to specific performance goals. Other Share-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each Other Share-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 9.     Accelerated Vesting and Exercisability.

9.1.     Non-Approved Transactions. If there is a Change of Control, and the Board does not authorize or otherwise approve such transaction, then the vesting periods of any and all Share Options and other awards granted and outstanding under the Plan shall be accelerated and all such Share Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Ordinary Shares subject to such Share Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Share Options and awards, and all performance goals will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

9.2.     Approved Transactions. In the event of an Asset Sale or if there is a Change of Control that has been approved by the Company’s Board of Directors, then the Committee may (i) accelerate the vesting of any and all Share Options and other awards granted and outstanding under the Plan; (ii) require a Holder of any Share Option, Share Appreciation Right, Restricted Share award or Other Share-Based Award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash, shares or other property, or any combination thereof, in an amount equal to the Repurchase Value of such award; provided, however, that the obligation to tender the Repurchase Value to such Holders may be subject to any terms and conditions to which the tender of consideration to the Company’s shareholders in connection with the acquisition is subject, including any terms and conditions of the acquisition providing for an adjustment to or escrow of such consideration; and provided, further, that in the case of any Share Option or Share Appreciation Right with an exercise price that equals or exceeds the price paid for an Ordinary Share in connection with the acquisition, the Committee may cancel the Share Option or Share Appreciation Right without the payment of consideration therefor; and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which performance goals have been met based upon such information then available as it deems relevant and cause to be paid to the Holder all or the applicable portion of the award based upon the Committee’s determination of the degree of attainment of performance goals, or on such other basis determined by the Committee.

9.3.     Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10.     Amendment and Termination.

The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan or any Agreement, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan or the Agreement. Notwithstanding anything to the contrary herein, no amendment to the provisions of the Plan shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any provision of the Code or other applicable law or the listing requirements of any national securities exchange on which the Company’s securities are listed.

Section 11.     Term of Plan.

11.1.     Effective Date. The Effective Date of the Plan shall be [•], subject to the approval of the Plan by the Company’s shareholders within one year after the Effective Date. Only Share Options may be granted under the Plan prior to such approval of the Plan by the Company’s shareholders; provided, however, that if the Plan is not approved by the affirmative vote of the holders of a majority of the Ordinary Shares within one year from the Effective Date, then (i) no Incentive Share Options may be granted hereunder and (ii) all Incentive Share Options previously granted hereunder shall be automatically converted into Non-qualified Share Options.

11.2.     Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Share Options may be made only during the ten-year period beginning on the Effective Date.

Section 12.     General Provisions.

12.1.     Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2.     Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3.     Employees.

(a)     Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment with the Company, Parent, Subsidiary or Affiliate is terminated for any reason whatsoever, and Holder (i) within three months after the date thereof, accepts employment with any competitor of, or otherwise engages in competition with, the Company, Parent, Subsidiary or Affiliate, (ii) within two years after the date thereof, solicits any customers or employees of the Company, Parent, Subsidiary or Affiliate to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) at any time uses or discloses to anyone outside the Company any confidential information of the Company, Parent, Subsidiary or Affiliate in violation of the Company’s policies or any agreement between the Holder and the Company, Parent, Subsidiary or Affiliate, the Committee, in its sole discretion, may require such Holder to return (through the payment of cash, return and transfer to the Company of Ordinary Shares or by other methods determined by the Committee) to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Share Option, whichever is later. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares subject to the award on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such shares, or (2) in the case of SARs, shall, at the Company’s election, return the full amount paid to the Holder in connection therewith.

(b)     Termination for Cause. If a Holder’s employment with the Company, Parent, subsidiary or Affiliate is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares on the date of termination (or the sales price of such Shares if the shares were sold during such six month period) and the price the Holder paid the Company for such shares, (2) with the consent of the Company, which may be withheld for any reason or no reason, surrender to the Company Ordinary Shares having Fair Market Value equal to the Fair Market Value on the date they were acquired upon exercise of the Option or (3) in the case of SARs, shall return the full amount paid to the Holder in connection therewith.

(c)     No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company, Parent, Subsidiary or Affiliate any right to continued employment with the Company, Parent, Subsidiary or Affiliate, nor shall it interfere in any way with the right of the Company, Parent, Subsidiary or Affiliate to terminate the employment of any Holder who is an employee at any time.

12.4.     No Fractional Shares. No fractional Ordinary Shares shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional awards or other securities or property shall be issued or paid in lieu of fractional Ordinary Shares or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

12.5.     Provisions for Foreign Participants. The Committee may modify awards granted to Holders who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

12.6.     Limitations on Liability.

(a)     Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary, Parent or Affiliate will be liable to any Holder, former Holder, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as member of the Committee, director, officer, other employee or agent of the Company or any Subsidiary, Parent or Affiliate. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary, Parent or Affiliate that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Committee’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

(b)     Neither the Company nor any Subsidiary shall be liable to a Holder or any other person as to: (i) the non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (ii) any tax consequence expected, but not realized, by any Holder or other person due to the receipt, exercise or settlement of any Award granted hereunder.

12.7.     Lock-Up Period. The Company may, at the request of any underwriter, placement agent or otherwise, in connection with the registered offering of any Company securities under the Securities Act or pursuant to an exemption therefrom, prohibit Holders from, directly or indirectly, selling or otherwise transferring any shares or other Company securities acquired under this Plan during a period of up to one hundred eighty days following either the effective date of a Company registration statement filed under the Securities Act, in the case of a registered offering, or the closing date of the sale of the Company securities, in the case of an offering exempt from registration, or for such longer period as determined by the underwriter or placement agent.

12.8.     Data Privacy. As a condition for receiving any award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among the Company and its Parent, Subsidiaries and Affiliates exclusively for implementing, administering and managing the Holder’s participation in the Plan. The Company and its Parent, Subsidiaries and Affiliates may hold certain personal information about a Holder, including the Holder’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares held in the Company or its Parent, Subsidiaries and Affiliates; and award details, to implement, manage and administer the Plan and awards (the “Data”). The Company and its Parent, Subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Holder’s participation in the Plan, and the Company and its Parent, Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. By accepting an award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Holder’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Holder may elect to deposit any shares. The Data related to a Holder will be held only as long as necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data that the Company holds regarding such Holder, request additional information about the storage and processing of the Data regarding such Holder, recommend any necessary corrections to the Data regarding the Holder or refuse or withdraw the consents in this Section 12.8 in writing, without cost, by contacting the local human resources representative. The Company may cancel Holder’s ability to participate in the Plan and, in the Committee’s discretion, the Holder may forfeit any outstanding awards if the Holder refuses or withdraws the consents in this Section 12.8. For more information on the consequences of refusing or withdrawing consent, Holders may contact their local human resources representative.

12.9.     Successor. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

12.10.     Investment Representations; Company Policy. The Committee may require each person acquiring Ordinary Shares pursuant to a Share Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring Ordinary Shares pursuant to a Share Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.11.     Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Share Options and the awarding of Ordinary Share and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.12.     Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Share Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Ordinary Share, including Ordinary Share that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.13.     Clawback. Notwithstanding any other provisions of the Plan, any award which is subject to recovery under any law, government regulation or listing requirement of any national securities exchange on which the Company’s securities are listed, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or listing requirement).

12.14.     Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of New York (without regard to choice of law provisions).

12.15.     Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent, Subsidiary or Affiliate and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.16.     Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.17.     Applicable Laws. The obligations of the Company with respect to all Share Options and other awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Ordinary Shares may be listed. Notwithstanding anything herein to the contrary, the Plan and all awards will be administered only in conformance with such applicable laws. To the extent such applicable laws permit, the Plan and all Agreements will be deemed amended as necessary to conform to such applicable laws.

12.18.     Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.19.     Compliance with Section 409A of the Code. The Company intends that any awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code, such that there are no adverse tax consequences, interest, or penalties pursuant to Section 409A of the Code as a result of the awards. Notwithstanding the Company’s intention, in the event any award is subject to Section 409A of the Code, the Committee may, in its sole discretion and without a participant’s prior consent, amend this Plan and/or outstanding Agreements, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt this Plan and/or any award from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such award, or (iii) comply with the requirements of Section 409A of the Code, including without limitation any such regulations guidance, compliance programs and other interpretive authority that may be issued after the date of grant of an award. This Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan and the awards are exempt from or comply with Section 409A of the Code.

12.20.     Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the participants in the jurisdiction for which the sub-plan was designed.

12.21.     Non-Registered Shares. The Ordinary Shares to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Ordinary Shares or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Ordinary Shares on a national securities exchange or any other trading or quotation system.

12.22.     Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Agreements.

Annex C

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

MEMORANDUM OF ASSOCIATION

OF

GREENLAND TECHNOLOGIES HOLDING CORPORATION

a company limited by shares

1       NAME

The name of the Company is Greenland Technologies Holding Corporation.

2       STATUS

The Company shall be a company limited by shares.

3       REGISTERED OFFICE AND REGISTERED AGENT

3.1    The first registered office of the Company is at Craigmuir Chambers, Road Town, Tortola, VG 1110 British Virgin Islands, the office of the first registered agent.

3.2    The first registered agent of the Company is Harneys Corporate Services Limited of Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, VG 1110, British Virgin Islands.

3.3    The Company may change its registered office or registered agent by a Resolution of Directors or a Resolution of Members. The change shall take effect upon the Registrar registering a notice of change filed under section 92 of the Act.

4       CAPACITY AND POWER

4.1    The Company has, subject to the Act and any other British Virgin Islands legislation for the time being in force, irrespective of corporate benefit:

(a)     full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and

(b)    for the purposes of paragraph (a), full rights, powers and privileges.

4.2    There are, subject to Clause 4.1, no limitations on the business that the Company may carry on.

5       NUMBER AND CLASSES OF SHARES

5.1    The Company is authorised to issue an unlimited number of shares of no par value divided into six classes of shares as follows:

(a)     Ordinary shares of no par value (Ordinary Shares);

(b)    Class A preferred shares of no par value (Class A Preferred Shares);

(c)     Class B preferred shares of no par value (Class B Preferred Shares);

(d)    Class C preferred shares of no par value (Class C Preferred Shares);

(e)     Class D preferred shares of no par value (Class D Preferred Shares); and

(f)     Class E preferred shares of no par value (Class E Preferred Shares and together with the Class A Preferred Shares, the Class B Preferred Shares, Class C Preferred Shares and the Class D Preferred Shares being referred to as the Preferred Shares).

5.2    The Company may at the discretion of the Board of Directors, but shall not otherwise be obliged to, issue fractional Shares or round up or down fractional holdings of Shares to its nearest whole number and a fractional Share (if authorised by the Board of Directors) may have the corresponding fractional rights, obligations and liabilities of a whole share of the same class or series of shares.

6       DESIGNATIONS POWERS PREFERENCES OF SHARES

6.1    Each Ordinary Share in the Company confers upon the Member (unless waived by such Member):

(a)     Subject to Clause 11, the right to one vote at a meeting of the Members of the Company or on any Resolution of Members;

(b)    the right to an equal share with each other Ordinary Share in any dividend paid by the Company; and

(c)     the right to an equal share with each other Ordinary Share in the distribution of the surplus assets of the Company on its liquidation.

6.2    The rights, privileges, restrictions and conditions attaching to the Preferred Shares shall be stated in this Memorandum, which shall be amended accordingly prior to the issue of such Preferred Shares. Such rights, privileges, restrictions and conditions may include:

(a)     the number of shares and series constituting that class and the distinctive designation of that class;

(b)    the dividend rate of the Preferred Shares of that class, if any, whether dividends shall be cumulative, and, if so, from which date or dates, and whether they shall be payable in preference to, or in relation to, the dividends payable on any other class or classes of Shares;

(c)     whether that class shall have voting rights, and, if so, the terms of such voting rights;

(d)    whether that class shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

(e)     whether or not the Preferred Shares of that class shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting such Shares for redemption if less than all Preferred Shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount maybe less than fair value and which may vary under different conditions and at different dates;

(f)     whether that class shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of Preferred Shares of that class, and, if so, the terms and amounts of such sinking fund;

(g)    the right of the Preferred Shares of that class to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional Preferred Shares (including additional Preferred Shares of such class of any other class) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition or any subsidiary of any outstanding Preferred Shares of the Company;

(h)    the right of the Preferred Shares of that class in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and whether such rights be in preference to, or in relation to, the comparable rights or any other class or classes of Shares; and

(i)     any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of that class.

6.3    The Directors may at their discretion by Resolution of Directors redeem, purchase or otherwise acquire all or any of the Shares in the Company subject to Regulation 6 of the Articles.

6.4    The Directors have the authority and the power by Resolution of Directors:

(a)     to authorise and create additional classes of shares; and

(b)    to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions, if any, appertaining to any and all classes of shares that may be authorised to be issued under this Memorandum.

7       VARIATION OF RIGHTS

7.1    The rights attached to the Ordinary Shares as specified in Clause 6.1 may only, whether or not the Company is being wound up, be varied by a resolution passed at a meeting by the holders of more than fifty percent (50%) of the Ordinary Shares present at a duly convened and constituted meeting of the Members of the Company holding Ordinary Shares which were present at the meeting and voted unless otherwise provided by the terms of issue of such class.

7.2    The rights attached to any Preferred Shares in issue as specified in Clause 6.2 may only, whether or not the Company is being wound up, be varied by a resolution passed at a meeting by the holders of more than fifty percent (50%) of the Preferred Shares of the same class present at a duly convened and constituted meeting of the Members of the Company holding Preferred Shares in such class which were present at the meeting and voted unless otherwise provided by the terms of issue of such class.

8       RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

9       REGISTERED SHARES

9.1    The Company shall issue registered shares only.

9.2    The Company is not authorised to issue bearer shares, convert registered shares to bearer shares or exchange registered shares for bearer shares.

10     TRANSFER OF SHARES

A Share may be transferred in accordance with Regulation 4 of the Articles.

11     AMENDMENT OF MEMORANDUM AND ARTICLES

11.1  The Company may amend its Memorandum or Articles by a Resolution of Members or by a Resolution of Directors, save that no amendment may be made by a Resolution of Directors:

(a)     to restrict the rights or powers of the Members to amend the Memorandum or Articles;

(b)    to change the percentage of Members required to pass a Resolution of Members to amend the Memorandum or Articles;

(c)     in circumstances where the Memorandum or Articles cannot be amended by the Members; or

(d)    to change Clauses 7 or 8, or this Clause 11 (or any of the defined terms used in any such Clause or Regulation).

12     DEFINITIONS AND INTERPRETATION

12.1  In this Memorandum of Association and the attached Articles of Association, if not inconsistent with the subject or context:

(a)     Act means the BVI Business Companies Act, 2004 and includes the regulations made under the Act;

(b)    AGM means an annual general meeting of the Members;

(c)     Articles means the attached Articles of Association of the Company;

(d)    Board of Directors means the board of directors of the Company;

(e)     Business Days means a day other than a Saturday or Sunday or any other day on which commercial banks in New York are required or are authorised to be closed for business;

(f)     Chairman means a person who is appointed as chairman to preside at a meeting of the Company and Chairman of the Board means a person who is appointed as chairman to preside at a meeting of the Board of Directors of the Company, in each case, in accordance with the Articles;

(g)    Class A Preferred Shares has the meaning ascribed to it in Clause 5.1;

(h)    Class B Preferred Shares has the meaning ascribed to it in Clause 5.1;

(i)     Class C Preferred Shares has the meaning ascribed to it in Clause 5.1;

(j)     Class D Preferred Shares has the meaning ascribed to it in Clause 5.1;

(k)    Class E Preferred Shares has the meaning ascribed to it in Clause 5.1;

(l)     Class I Directors has the meaning ascribed to it in Regulation 9.2;

(m)   Class II Directors has the meaning ascribed to it in Regulation 9.2;

(n)    Designated Stock Exchange means the Over-the-Counter Bulletin Board, the Global Select Market, Global Market or the Capital Market of the NASDAQ Stock Market LLC, the NYSE American or the New York Stock Exchange, as applicable; provided, however, that until the Shares are listed on any such Designated Stock Exchange, the rules of such Designated Stock Exchange shall be inapplicable to the Company and this Memorandum or the Articles;

(o)    Director means any director of the Company, from time to time;

(p)    Distribution in relation to a distribution by the Company means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of a Member in relation to Shares held by a Member, and whether by means of a purchase of an asset, the redemption or other acquisition of Shares, a distribution of indebtedness or otherwise, and includes a dividend;

(q)    Eligible Person means individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;

(r)     Enterprise means the Company and any other corporation, constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which the Company (or any of its wholly owned subsidiaries) is a party, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which an Indemnitee is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee or agent;

(s)     Expenses shall include all direct and indirect costs, fees and expenses of any type or nature whatsoever, including, without limitation, all legal fees and costs, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, fees of private investigators and professional advisors, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, fax transmission charges, secretarial services and all other disbursements, obligations or expenses, in each case reasonably incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settlement or appeal of, or otherwise participating in, a Proceeding, including reasonable compensation for time spent by the Indemnitee for which he or she is not otherwise compensated by the Company or any third party. Expenses shall also include any or all of the foregoing expenses incurred in connection with all judgments, liabilities, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred (whether by an Indemnitee, or on his behalf) in connection with such Proceeding or any claim, issue or matter therein, or any appeal resulting from any Proceeding, including without limitation the principal, premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent, but shall not include amounts paid in settlement by an Indemnitee or the amount of judgments or fines against an Indemnitee;

(t)     Indemnitee means any person detailed in sub regulations (a) and (b) of Regulation 15;

(u)    Member means an Eligible Person whose name is entered in the share register of the Company as the holder of one or more Shares or fractional Shares;

(v)    Memorandum means this Memorandum of Association of the Company;

(w)    Officer means any officer of the Company, from time to time;

(x)    Ordinary Shares has the meaning ascribed to it in Clause 5.1;

(y)    Proceeding means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the name of the Company or otherwise and whether of a civil (including intentional or unintentional tort claims), criminal, administrative or investigative nature, in which an Indemnitee was, is, will or might be involved as a party or otherwise by reason of the fact that such Indemnitee is or was a Director or Officer of the Company, by reason of any action (or failure to act) taken by him or of any action (or failure to act) on his part while acting as a Director, Officer, employee or adviser of the Company, or by reason of the fact that he is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee, adviser or agent of any other Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under these Articles;

(z)     Preferred Shares has the meaning ascribed to it in Clause 5.1;

(aa)   relevant system means a relevant system for the holding and transfer of shares in uncertificated form;

(bb)  Resolution of Directors means either:

(i)     Subject to sub-paragraph (ii) below, a resolution approved at a duly convened and constituted meeting of Directors of the Company or of a committee of Directors of the Company by the affirmative vote of a majority of the Directors present at the meeting who voted except that where a Director is given more than one vote, he shall be counted by the number of votes he casts for the purpose of establishing a majority; or

(ii)    a resolution consented to in writing by all Directors or by all members of a committee of Directors of the Company, as the case may be;

(cc)   Resolution of Members means a resolution approved at a duly convened and constituted meeting of the Members of the Company by the affirmative vote of a majority of the votes of the Shares entitled to vote thereon which were present at the meeting and were voted;

(dd)  Seal means any seal which has been duly adopted as the common seal of the Company;

(ee)   SEC means the United States Securities and Exchange Commission;

(ff)    Securities means Shares, other securities and debt obligations of every kind of the Company, and including without limitation options, warrants, rights to receive Shares or other securities or debt obligations;

(gg)  Share means a share issued or to be issued by the Company and Shares shall be construed accordingly;

(hh)  Treasury Share means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled;

(ii)    written or any term of like import includes information generated, sent, received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and “in writing” shall be construed accordingly.

12.2  In the Memorandum and the Articles, unless the context otherwise requires a reference to:

(a)     a Regulation is a reference to a regulation of the Articles;

(b)    a Clause is a reference to a clause of the Memorandum;

(c)     voting by Member is a reference to the casting of the votes attached to the Shares held by the Member voting;

(d)    the Act, the Memorandum or the Articles is a reference to the Act or those documents as amended; and

(e)     the singular includes the plural and vice versa.

12.3  Any words or expressions defined in the Act unless the context otherwise requires bear the same meaning in the Memorandum and Articles unless otherwise defined herein.

12.4  Headings are inserted for convenience only and shall be disregarded in interpreting the Memorandum and Articles.

Signed for HARNEYS CORPORATE SERVICES LIMITED of Craigmuir Chambers, Road Town, Tortola, VG1110, British Virgin Islands for the purpose of incorporating a BVI Business Company under the laws of the British Virgin Islands on 28 December 2017:

Incorporator

/s/ Indira Ward-Lewis
Indira Ward-Lewis
Authorised Signatory
HARNEYS CORPORATE SERVICES LIMITED

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

ARTICLES OF ASSOCIATION

OF

GREENLAND TECHNOLOGIES HOLDING CORPORATION

a company limited by shares

1       REGISTERED SHARES

1.1    Every Member is entitled to a certificate signed by a Director of the Company or under the Seal specifying the number of Shares held by him and the signature of the Director and the Seal may be facsimiles.

1.2    Any Member receiving a certificate shall indemnify and hold the Company and its Directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by a Resolution of Directors.

1.3    If several Eligible Persons are registered as joint holders of any Shares, any one of such Eligible Persons may give an effectual receipt for any Distribution.

1.4    Nothing in these Articles shall require title to any Shares or other Securities to be evidenced by a certificate if the Act and the rules of the Designated Stock Exchange permit otherwise.

1.5    Subject to the Act and the rules of the Designated Stock Exchange, the Board of Directors without further consultation with the holders of any Shares or Securities may resolve that any class or series of Shares or other Securities in issue or to be issued from time to time may be issued, registered or converted to uncertificated form and the practices instituted by the operator of the relevant system. No provision of these Articles will apply to any uncertificated shares or Securities to the extent that they are inconsistent with the holding of such shares or securities in uncertificated form or the transfer of title to any such shares or securities by means of a relevant system.

1.6    Conversion of Shares held in certificated form into Shares held in uncertificated form, and vice versa, may be made in such manner as the Board of Directors, in its absolute discretion, may think fit (subject always to the requirements of the relevant system concerned). The Company or any duly authorised transfer agent shall enter on the register of members how many Shares are held by each member in uncertificated form and certificated form and shall maintain the register of members in each case as is required by the relevant system concerned. Notwithstanding any provision of these Articles, a class or series of Shares shall not be treated as two classes by virtue only of that class or series comprising both certificated shares and uncertificated shares or as a result of any provision of these Articles which applies only in respect of certificated shares or uncertificated shares.

1.7    Nothing contained in Regulation 1.5 and 1.6 is meant to prohibit the Shares from being able to trade electronically.

2       SHARES

2.1    Subject to the provisions of these Articles and, where applicable, the rules of the Designated Stock Exchange, the unissued Shares of the Company shall be at the disposal of the Directors and Shares and other Securities may be issued and option to acquire Shares or other Securities may be granted at such times, to such Eligible Persons, for such consideration and on such terms as the Directors may by Resolution of Directors determine.

2.2    Without prejudice to any special rights previously conferred on the holders of any existing Preferred Shares or class of Preferred Shares, any class of Preferred Shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting or otherwise as the Directors may from time to time determine.

2.3    Section 46 of the Act does not apply to the Company.

2.4    A Share may be issued for consideration in any form, including money, a promissory note, real property, personal property (including goodwill and know-how) or a contract for future services.

2.5    No Shares may be issued for a consideration other than money, unless a Resolution of Directors has been passed stating:

(a)     the amount to be credited for the issue of the Shares; and

(b)    that, in their opinion, the present cash value of the non-money consideration for the issue is not less than the amount to be credited for the issue of the Shares.

2.6    The Company shall keep a register (the share register) containing:

(a)     the names and addresses of the persons who hold Shares;

(b)    the number of each class and series of Shares held by each Member;

(c)     the date on which the name of each Member was entered in the share register; and

(d)    the date on which any Eligible Person ceased to be a Member.

2.7    The share register may be in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the Directors otherwise determine, the magnetic, electronic or other data storage form shall be the original share register.

2.8    A Share is deemed to be issued when the name of the Member is entered in the share register.

2.9    Subject to the provisions of the Act, Shares may be issued on the terms that they are redeemable, or at the option of the Company be liable to be redeemed on such terms and in such manner as the Directors before or at the time of the issue of such Shares may determine. The Directors may issue options, warrants, rights or convertible securities or securities or a similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or Securities on such terms as the Directors may from time to time determine.

3       FORFEITURE

3.1    Shares that are not fully paid on issue are subject to the forfeiture provisions set forth in this Regulation and for this purpose Shares issued for a promissory note or a contract for future services are deemed to be not fully paid.

3.2    A written notice of call specifying the date for payment to be made shall be served on the Member who defaults in making payment in respect of the Shares.

3.3    The written notice of call referred to in Regulation 3.2 shall name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which the payment required by the notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the notice the Shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

3.4    Where a written notice of call has been issued pursuant to Regulation 3.2 and the requirements of the notice have not been complied with, the Directors may, at any time before tender of payment, forfeit and cancel the Shares to which the notice relates.

3.5    The Company is under no obligation to refund any moneys to the Member whose Shares have been cancelled pursuant to Regulation 3.4 and that Member shall be discharged from any further obligation to the Company.

4       TRANSFER OF SHARES

4.1    Subject to the Memorandum, certificated shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Company for registration. A member shall be entitled to transfer uncertificated shares by means of a relevant system and the operator of the relevant system shall act as agent of the Members for the purposes of the transfer of such uncertificated shares.

4.2    The transfer of a Share is effective when the name of the transferee is entered on the share register.

4.3    If the Directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, they may resolve by Resolution of Directors:

(a)     to accept such evidence of the transfer of Shares as they consider appropriate; and

(b)    that the transferee’s name should be entered in the share register notwithstanding the absence of the instrument of transfer.

4.4    Subject to the Memorandum, the personal representative of a deceased Member may transfer a Share even though the personal representative is not a Member at the time of the transfer.

5       DISTRIBUTIONS

5.1    The Directors of the Company may, by Resolution of Directors, authorise a distribution at a time and of an amount they think fit if they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.2    Dividends may be paid in money, shares, or other property.

5.3    The Company may, by Resolution of Directors, from time to time pay to the Members such interim dividends as appear to the Directors to be justified by the profits of the Company, provided always that they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.4    Notice in writing of any dividend that may have been declared shall be given to each Member in accordance with Regulation 21 and all dividends unclaimed for three years after such notice has been given to a Member may be forfeited by Resolution of Directors for the benefit of the Company.

5.5    No dividend shall bear interest as against the Company.

6       REDEMPTION OF SHARES AND TREASURY SHARES

6.1    The Company may purchase, redeem or otherwise acquire and hold its own Shares save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of the Member whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted or required by the Act or any other provision in the Memorandum or Articles to purchase, redeem or otherwise acquire the Shares without such consent.

6.2    The purchase, redemption or other acquisition by the Company of its own Shares is deemed not to be a distribution where:

(a)     the Company purchases, redeems or otherwise acquires the Shares pursuant to a right of a Member to have his Shares redeemed or to have his shares exchanged for money or other property of the Company, or

(b)    the Company purchases, redeems or otherwise acquires the Shares by virtue of the provisions of section 179 of the Act.

6.3    Sections 60, 61 and 62 of the Act shall not apply to the Company.

6.4    Shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of 50 percent of the issued Shares in which case they shall be cancelled but they shall be available for reissue.

6.5    All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.

6.6    Treasury Shares may be disposed of by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and Articles) as the Company may by Resolution of Directors determine.

6.7    Where Shares are held by another body corporate of which the Company holds, directly or indirectly, shares having more than 50 per cent of the votes in the election of Directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.

7       MORTGAGES AND CHARGES OF SHARES

7.1    Unless a Member agrees otherwise, a Member may by an instrument in writing mortgage or charge his Shares.

7.2    There shall be entered in the share register at the written request of the Member:

(a)     a statement that the Shares held by him are mortgaged or charged;

(b)    the name of the mortgagee or chargee; and

(c)     the date on which the particulars specified in subparagraphs (a) and (b) are entered in the share register.

7.3    Where particulars of a mortgage or charge are entered in the share register, such particulars may be cancelled:

(a)     with the written consent of the named mortgagee or chargee or anyone authorised to act on his behalf; or

(b)    upon evidence satisfactory to the Directors of the discharge of the liability secured by the mortgage or charge and the issue of such indemnities as the Directors shall consider necessary or desirable.

7.4    Whilst particulars of a mortgage or charge over Shares are entered in the share register pursuant to this Regulation:

(a)     no transfer of any Share the subject of those particulars shall be effected;

(b)    the Company may not purchase, redeem or otherwise acquire any such Share; and

(c)     no replacement certificate shall be issued in respect of such Shares,

without the written consent of the named mortgagee or chargee.

8       MEETINGS AND CONSENTS OF MEMBERS

8.1    Any Director of the Company may convene meetings of the Members at such times and in such manner and places within or outside the British Virgin Islands as the Director considers necessary or desirable. An AGM shall be held annually at such date and time as may be determined by the Directors.

8.2    Upon the written request of the Members entitled to exercise 30 percent or more of the voting rights in respect of the matter for which the meeting is requested the Directors shall convene a meeting of Members.

8.3    The Director convening a meeting of Members shall give not less than 10 nor more than 60 days’ written notice of such meeting to:

(a)     those Members whose names on the date the notice is given appear as Members in the share register of the Company and are entitled to vote at the meeting; and

(b)    the other Directors.

8.4    The Director convening a meeting of Members shall fix in the notice of the meeting the record date for determining those Members that are entitled to vote at the meeting.

8.5    A meeting of Members held in contravention of the requirement to give notice is valid if Members holding at least 90 per cent of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and, for this purpose, the presence of a Member at the meeting shall constitute waiver in relation to all the Shares which that Member holds.

8.6    The inadvertent failure of a Director who convenes a meeting to give notice of a meeting to a Member or another Director, or the fact that a Member or another Director has not received notice, does not invalidate the meeting.

8.7    A Member may be represented at a meeting of Members by a proxy who may speak and vote on behalf of the Member.

8.8    The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

8.9    The instrument appointing a proxy shall be in substantially the following form or such other form as the chairman of the meeting shall accept as properly evidencing the wishes of the Member appointing the proxy.

Greenland Technologies Holding Corporation

I/We being a Member of the above Company HEREBY APPOINT ____________________________ ___________________________ of ___________________________ or failing him ___________________ ________________________ of ___________________________________ to be my/our proxy to vote for me/us at the meeting of Members to be held on the ___ day of _____________, 20__ and at any adjournment thereof.

(Any restrictions on voting to be inserted here.)

Signed this ___ day of _____________, 20__

___________________________

Member

8.10  The following applies where Shares are jointly owned:

(a)     if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Members and may speak as a Member;

(b)    if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

(c)     if two or more of the joint owners are present in person or by proxy they must vote as one and in the event of disagreement between any of the joint owners of Shares then the vote of the joint owner whose name appears first (or earliest) in the share register in respect of the relevant Shares shall be recorded as the vote attributable to the Shares.

8.11  A Member shall be deemed to be present at a meeting of Members if he participates by telephone or other electronic means and all Members participating in the meeting are able to hear each other.

8.12  A meeting of Members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy not less than 50 per cent of the votes of the Shares entitled to vote on Resolutions of Members to be considered at the meeting. If the Company has two or more classes of shares, a meeting may be quorate for some purposes and not for others. A quorum may comprise a single Member or proxy and then such person may pass a Resolution of Members and a certificate signed by such person accompanied where such person holds a proxy by a copy of the proxy instrument shall constitute a valid Resolution of Members.

8.13  If within two hours from the time appointed for the meeting of Members, a quorum is not present, the meeting, at the discretion of the Chairman of the Board of Directors shall either be dissolved or stand adjourned to a business day in the jurisdiction in which the meeting was to have been held at the same time and place, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the Shares entitled to vote or each class or series of Shares entitled to vote, as applicable, on the matters to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall either be dissolved or stand further adjourned at the discretion of the Chairman of the Board of Directors.

8.14  At every meeting of Members, the Chairman of the Board shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present at the meeting, the Members present shall choose one of their number to be the chairman. If the Members are unable to choose a chairman for any reason, then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Member or representative of a Member present shall take the chair.

8.15  The person appointed as chairman of the meeting pursuant to Regulation 8.14 may adjourn any meeting from time to time, and from place to place. For the avoidance of doubt, a meeting can be adjourned for as many times as may be determined to be necessary by the chairman and a meeting may remain open indefinitely for as long a period as may be determined by the chairman.

8.16  At any meeting of the Members the chairman of the meeting is responsible for deciding in such manner as he considers appropriate whether any resolution proposed has been carried or not and the result of his decision shall be announced to the meeting and recorded in the minutes of the meeting. If the chairman has any doubt as to the outcome of the vote on a proposed resolution, he shall cause a poll to be taken of all votes cast upon such resolution. If the chairman fails to take a poll then any Member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

8.17  Subject to the specific provisions contained in this Regulation for the appointment of representatives of Members other than individuals the right of any individual to speak for or represent a Member shall be determined by the law of the jurisdiction where, and by the documents by which, the Member is constituted or derives its existence. In case of doubt, the Directors may in good faith seek legal advice and unless and until a court of competent jurisdiction shall otherwise rule, the Directors may rely and act upon such advice without incurring any liability to any Member or the Company.

8.18  Any Member other than an individual may by resolution of its Directors or other governing body authorise such individual as it thinks fit to act as its representative at any meeting of Members or of any class of Members, and the individual so authorised shall be entitled to exercise the same rights on behalf of the Member which he represents as that Member could exercise if it were an individual.

8.19  The chairman of any meeting at which a vote is cast by proxy or on behalf of any Member other than an individual may at the meeting but not thereafter call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such Member shall be disregarded.

8.20  Directors of the Company may attend and speak at any meeting of Members and at any separate meeting of the holders of any class or series of Shares.

9       DIRECTORS

9.1    The first Directors of the Company shall be appointed by the first registered agent within 30 days of the incorporation of the Company; and thereafter, the Directors shall be elected, by Resolution of Members or by Resolution of Directors for such term as the Members or Directors determine.

9.2    The Directors shall be divided into two classes, being the class I directors (the Class I Directors) and the class II directors (the Class II Directors). The number of Directors in each class shall be as nearly equal as possible. The Class I Directors shall stand elected for a term expiring at the Company’s first AGM and the Class II Directors shall stand elected for a term expiring at the Company’s second AGM. Commencing at the Company’s first AGM, and at each following AGM, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the second AGM following their election. Except as the Act or any applicable law may otherwise require, in the interim between an AGM or general meeting called for the election of Directors and/or the removal of one or more Directors any vacancy on the Board of Directors, may be filled by the majority vote of the remaining Directors.

9.3    No person shall be appointed as a Director of the Company unless he has consented in writing to act as a Director.

9.4    The minimum number of Directors shall be one and there shall be no maximum number of Directors.

9.5    Each Director holds office for the term, if any, fixed by the Resolution of Members or Resolution of Directors appointing him or pursuant to Regulation 9.1 or 9.8, or until his earlier death, resignation or removal. If no term is fixed on the appointment of a Director, the Director serves indefinitely until his earlier death, resignation or removal.

9.6    A Director may be removed from office with or without cause by:

(a)     a Resolution of Members passed at a meeting of Members called for the purposes of removing the Director or for purposes including the removal of the Director; or

(b)    subject to Regulation 9.2, a Resolution of Directors passed at a meeting of Directors.

9.7    A Director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company at the office of its registered agent or from such later date as may be specified in the notice. A Director shall resign forthwith as a Director if he is, or becomes, disqualified from acting as a Director under the Act.

9.8    Subject to Regulation 9.2, the Directors may at any time appoint any person to be a Director either to fill a vacancy or as an addition to the existing Directors. Where the Directors appoint a person as Director to fill a vacancy, the term shall not exceed the term that remained when the person who has ceased to be a Director ceased to hold office.

9.9    A vacancy in relation to Directors occurs if a Director dies or otherwise ceases to hold office prior to the expiration of his term of office.

9.10  The Company shall keep a register of Directors containing:

(a)     the names and addresses of the persons who are Directors of the Company;

(b)    the date on which each person whose name is entered in the register was appointed as a Director of the Company;

(c)     the date on which each person named as a Director ceased to be a Director of the Company; and

(d)    such other information as may be prescribed by the Act.

9.11  The register of Directors may be kept in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of Directors.

9.12  The Directors, or if the Shares (or depository receipts therefore) are listed or quoted on a Designated Stock Exchange, and if required by the Designated Stock Exchange, any committee thereof, may, by a Resolution of Directors, fix the emoluments of Directors with respect to services to be rendered in any capacity to the Company.

9.13  A Director is not required to hold a Share as a qualification to office.

9.14  Prior to the consummation of any transaction with:

(a)     any affiliate of the Company;

(b)    any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company;

(c)     any Director or executive officer of the Company and any relative of such Director or executive officer; and

(d)    any person in which a substantial interest in the voting power of the Company is owned, directly or indirectly, by a person referred to in Regulations 9.14(b) and (c) or over which such a person is able to exercise significant influence, such transaction must be approved by a majority of the members of the Board of Directors who do not have an interest in the transaction, such directors having been provided with access (at the Company’s expense) to the Company’s attorney or independent legal counsel, unless the disinterested directors determine that the terms of such transaction are no less favourable to the Company than those that would be available to the Company with respect to such a transaction from unaffiliated third parties.

10     POWERS OF DIRECTORS

10.1  The business and affairs of the Company shall be managed by, or under the direction or supervision of, the Directors of the Company. The Directors of the Company have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The Directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Members.

10.2  If the Company is the wholly owned subsidiary of a holding company, a Director of the Company may, when exercising powers or performing duties as a Director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

10.3  Each Director shall exercise his powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Memorandum, the Articles or the Act. Each Director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the Director believes to be the best interests of the Company.

10.4  Any Director which is a body corporate may appoint any individual as its duly authorised representative for the purpose of representing it at meetings of the Directors, with respect to the signing of consents or otherwise.

10.5  The continuing Directors may act notwithstanding any vacancy in their body.

10.6   The Directors may by Resolution of Directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party.

10.7  All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by Resolution of Directors.

10.8  Section 175 of the Act shall not apply to the Company.

11     PROCEEDINGS OF DIRECTORS

11.1  Any one Director of the Company may call a meeting of the Directors by sending a written notice to each other Director.

11.2  The Directors of the Company or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the notice calling the meeting provides.

11.3  A Director is deemed to be present at a meeting of Directors if he participates by telephone or other electronic means and all Directors participating in the meeting are able to hear each other.

11.4  A Director may by a written instrument appoint an alternate who need not be a Director, any such alternate shall be entitled to attend meetings in the absence of the Director who appointed him and to vote or consent in place of the Director until the appointment lapses or is terminated.

11.5  A Director shall be given not less than three days’ notice of meetings of Directors, but a meeting of Directors held without three days’ notice having been given to all Directors shall be valid if all the Directors entitled to vote at the meeting who do not attend waive notice of the meeting, and for this purpose the presence of a Director at a meeting shall constitute waiver by that Director. The inadvertent failure to give notice of a meeting to a Director, or the fact that a Director has not received the notice, does not invalidate the meeting.

11.6  A meeting of Directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or by alternate not less than one-half of the total number of Directors, unless there are only two Directors in which case the quorum is two.

11.7  If the Company has only one Director the provisions herein contained for meetings of Directors do not apply and such sole Director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Members. In lieu of minutes of a meeting the sole Director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.

11.8  At meetings of Directors at which the Chairman of the Board is present, he shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present, the Directors present shall choose one of their number to be chairman of the meeting. If the Directors are unable to choose a chairman for any reason, then the oldest individual Director present (and for this purpose an alternate Director shall be deemed to be the same age as the Director that he represents) shall take the chair.

11.9  An action that may be taken by the Directors or a committee of Directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of Directors consented to in writing by all Directors or by all members of the committee, as the case may be, without the need for any notice. The consent may be in the form of counterparts each counterpart being signed by one or more Directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last Director has consented to the resolution by signed counterparts.

12     COMMITTEES

12.1  The Directors may, by Resolution of Directors, designate one or more committees, each consisting of one or more Directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.

12.2  The Directors have no power to delegate to a committee of Directors any of the following powers:

(a)     to amend the Memorandum or the Articles;

(b)    to designate committees of Directors;

(c)     to delegate powers to a committee of Directors;

(d)    to appoint Directors;

(e)     to appoint an agent;

(f)     to approve a plan of merger, consolidation or arrangement; or

(g)    to make a declaration of solvency or to approve a liquidation plan.

12.3  Regulations 12.2(b) and (c) do not prevent a committee of Directors, where authorised by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.

12.4  The meetings and proceedings of each committee of Directors consisting of 2 or more Directors shall be governed mutatis mutandis by the provisions of the Articles regulating the proceedings of Directors so far as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.

13     OFFICERS AND AGENTS

13.1  The Company may by Resolution of Directors appoint officers of the Company at such times as may be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a Chief Executive Officer, a President, a Chief Financial Officer (in each case there may be more than one of such officers), one or more vice-presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.

13.2  The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by Resolution of Directors. In the absence of any specific prescription of duties it shall be the responsibility of the Chairman of the Board (or Co-Chairman, as the case may be) to preside at meetings of Directors and Members, the Chief Executive Officer (or Co-Chief Executive Officer, as the

case may be) to manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) but otherwise to perform such duties as may be delegated to them by the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be), the secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the treasurer to be responsible for the financial affairs of the Company.

13.3  The emoluments of all officers shall be fixed by Resolution of Directors.

13.4  The officers of the Company shall hold office until their death, resignation or removal. Any officer elected or appointed by the Directors may be removed at any time, with or without cause, by Resolution of Directors. Any vacancy occurring in any office of the Company may be filled by Resolution of Directors.

13.5  The Directors may, by a Resolution of Directors, appoint any person, including a person who is a Director, to be an agent of the Company. An agent of the Company shall have such powers and authority of the Directors, including the power and authority to affix the Seal, as are set forth in the Articles or in the Resolution of Directors appointing the agent, except that no agent has any power or authority with respect to the matters specified in Regulation 12.1. The Resolution of Directors appointing an agent may authorise the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company. The Directors may remove an agent appointed by the Company and may revoke or vary a power conferred on him.

14     CONFLICT OF INTERESTS

14.1  A Director of the Company shall, forthwith after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose the interest to all other Directors of the Company.

14.2  For the purposes of Regulation 14.1, a disclosure to all other Directors to the effect that a Director is a member, Director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.

14.3  Provided that the requirements of Regulation 9.14 have first been satisfied, a Director of the Company who is interested in a transaction entered into or to be entered into by the Company may:

(a)     vote on a matter relating to the transaction;

(b)    attend a meeting of Directors at which a matter relating to the transaction arises and be included among the Directors present at the meeting for the purposes of a quorum; and

(c)     sign a document on behalf of the Company, or do any other thing in his capacity as a Director, that relates to the transaction,

and, subject to compliance with the Act and these Articles shall not, by reason of his office be accountable to the Company for any benefit which he derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.

15     INDEMNIFICATION

15.1  Subject to the limitations hereinafter provided the Company shall indemnify, hold harmless and exonerate against all direct and indirect costs, fees and Expenses of any type or nature whatsoever, any person who:

(a)     is or was a party or is threatened to be made a party to any Proceeding by reason of the fact that such person is or was a Director, officer, key employee, adviser of the Company or who at the request of the Company; or

(b)    is or was, at the request of the Company, serving as a Director of, or in any other capacity is or was acting for, another Enterprise.

15.2  The indemnity in Regulation 15.1 only applies if the relevant Indemnitee acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the Indemnitee had no reasonable cause to believe that his conduct was unlawful.

15.3  The decision of the Directors as to whether an Indemnitee acted honestly and in good faith and with a view to the best interests of the Company and as to whether such Indemnitee had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of the Articles, unless a question of law is involved.

15.4  The termination of any Proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the relevant Indemnitee did not act honestly and in good faith and with a view to the best interests of the Company or that such Indemnitee had reasonable cause to believe that his conduct was unlawful.

15.5  The Company may purchase and maintain insurance, purchase or furnish similar protection or make other arrangements including, but not limited to, providing a trust fund, letter of credit, or surety bond in relation to any Indemnitee or who at the request of the Company is or was serving as a Director, officer or liquidator of, or in any other capacity is or was acting for, another Enterprise, against any liability asserted against the person and incurred by him in that capacity, whether or not the Company has or would have had the power to indemnify him against the liability as provided in these Articles.

16     RECORDS

16.1  The Company shall keep the following documents at the office of its registered agent:

(a)     the Memorandum and the Articles;

(b)    the share register, or a copy of the share register;

(c)     the register of Directors, or a copy of the register of Directors; and

(d)    copies of all notices and other documents filed by the Company with the Registrar of Corporate Affairs in the previous 10 years.

16.2  If the Company maintains only a copy of the share register or a copy of the register of Directors at the office of its registered agent, it shall:

(a)     within 15 days of any change in either register, notify the registered agent in writing of the change; and

(b)    provide the registered agent with a written record of the physical address of the place or places at which the original share register or the original register of Directors is kept.

16.3  The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the Directors may determine:

(a)     minutes of meetings and Resolutions of Members and classes of Members;

(b)    minutes of meetings and Resolutions of Directors and committees of Directors; and

(c)     an impression of the Seal, if any.

16.4  Where any original records referred to in this Regulation are maintained other than at the office of the registered agent of the Company, and the place at which the original records is changed, the Company shall provide the registered agent with the physical address of the new location of the records of the Company within 14 days of the change of location.

16.5  The records kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records complying with the requirements of the Electronic Transactions Act.

17     REGISTERS OF CHARGES

17.1  The Company shall maintain at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:

(a)     the date of creation of the charge;

(b)    a short description of the liability secured by the charge;

(c)     a short description of the property charged;

(d)    the name and address of the trustee for the security or, if there is no such trustee, the name and address of the chargee;

(e)     unless the charge is a security to bearer, the name and address of the holder of the charge; and

(f)     details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company to create any future charge ranking in priority to or equally with the charge.

18     CONTINUATION

The Company may by Resolution of Members or by a Resolution of Directors continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

19     SEAL

The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by Resolution of Directors. The Directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the registered office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of any one Director or other person so authorised from time to time by Resolution of Directors. Such authorisation may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings. The Directors may provide for a facsimile of the Seal and of the signature of any Director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as hereinbefore described.

20     ACCOUNTS AND AUDIT

20.1  The Company shall keep records that are sufficient to show and explain the Company’s transactions and that will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.

20.2  The Company may by Resolution of Members call for the Directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.

20.3  The Company may by Resolution of Members call for the accounts to be examined by auditors.

20.4  If the Shares are listed or quoted on a Designated Stock Exchange that requires the Company to have an audit committee, the Directors shall adopt a formal written audit committee charter and review and assess the adequacy of the formal written charter on an annual basis.

20.5  If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and, if required, shall utilise the audit committee for the review and approval of potential conflicts of interest.

20.6  If applicable, and subject to applicable law and the rules of the SEC and the Designated Stock Exchange:

(a)     at the AGM or at a subsequent extraordinary general meeting in each year, the Members shall appoint an auditor who shall hold office until the Members appoint another auditor. Such auditor may be a Member but no Director or officer or employee of the Company shall during, his continuance in office, be eligible to act as auditor;

(b)    a person, other than a retiring auditor, shall not be capable of being appointed auditor at an AGM unless notice in writing of an intention to nominate that person to the office of auditor has been given not less than ten days before the AGM and furthermore the Company shall send a copy of such notice to the retiring auditor; and

(c)     the Members may, at any meeting convened and held in accordance with these Articles, by resolution remove the auditor at any time before the expiration of his term of office and shall by resolution at that meeting appoint another auditor in his stead for the remainder of his term.

20.7  The remuneration of the auditors shall be fixed by Resolution of Directors in such manner as the Directors may determine or in a manner required by the rules and regulations of the Designated Stock Exchange and the SEC.

20.8  The report of the auditors shall be annexed to the accounts and shall be read at the meeting of Members at which the accounts are laid before the Company or shall be otherwise given to the Members.

20.9  Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the Directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

20.10The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of Members at which the Company’s profit and loss account and balance sheet are to be presented.

21     NOTICES

21.1  Any notice, information or written statement to be given by the Company to Members may be given by personal service by mail, facsimile or other similar means of electronic communication, addressed to each Member at the address shown in the share register.

21.2  Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.

21.3   Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.

22     VOLUNTARY WINDING UP

The Company may by a Resolution of Members or by a Resolution of Directors appoint a voluntary liquidator.

Signed for HARNEYS CORPORATE SERVICES LIMITED of Craigmuir Chambers, Road Town, Tortola, VG1110, British Virgin Islands for the purpose of incorporating a BVI Business Company under the laws of the British Virgin Islands on 28 December 2017:

Incorporator

/s/ Indira Ward-Lewis
Indira Ward-Lewis
Authorised Signatory
HARNEYS CORPORATE SERVICES LIMITED

PROXY CARD

SPECIAL MEETING IN LIEU OF ANNUAL MEETING

P R O X Y C A R D

The undersigned appoints Yanming Liu and River Chi as proxies ("Proxies"), and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated below, all ordinary shares of Greenland Acquisition Corporation ("Greenland") held of record by the undersigned on September 18, 2019 at the special meeting in lieu of annual meeting (the "Meeting") to be held on October 17, 2019, at 10:00 a.m., Eastern time, at the offices of Ellenoff Grossman & Schole LLP, at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or any postponement or adjournment thereof. Such shares shall be voted as indicated with respect to the proposals listed below and in the Proxies' discretion on such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GREENLAND
THE BOARD OF DIRECTORS OF GREENLAND RECOMMENDS A VOTE "FOR" ALL PROPOSALS

PLEASE MARK YOUR VOTE AS INDICATED IN THIS EXAMPLE ☒

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

Class I Director Nominees

Nominee	FOR	WITHHOLD
Min Zhang	☐	☐
Everett Xiaolin Wang	☐	☐
Hong Liang Lu	☐	☐

Class II Director Nominees

Nominee	FOR	WITHHOLD
Peter Zuguang Wang	☐	☐
Yanming Liu	☐	☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

Date: ____________________________, 2019

____
Signature

____
Signature

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If shareholder is a corporation, sign in corporate name by an authorized officer, giving full title as such. If shareholder is a partnership, sign in partnership name by an authorized person, giving full title as such.